UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08495

NATIONWIDE MUTUAL FUNDS

(Exact name of registrant as specified in charter)

1000 CONTINENTAL DRIVE, SUITE 400, KING OF PRUSSIA, PENNSYLVANIA 19406-2850

(Address of principal executive offices) (Zip code)

Eric E. Miller, Esq.

1000 Continental Drive

Suite 400

King of Prussia, Pennsylvania 19406-2850

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 230-2839

Date of fiscal year end: October 31, 2014

Date of reporting period: November 1, 2013 through April 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR § 270.30e-1).

Semiannual Report

April 30, 2014 (Unaudited)

Nationwide Mutual Funds

Equity Funds

Nationwide Fund

Nationwide Bailard Emerging Markets Equity Fund

Nationwide Diverse Managers Fund

Nationwide Global Equity Fund

Nationwide Growth Fund

Nationwide International Value Fund

Nationwide Small Company Growth Fund

Nationwide U.S. Small Cap Value Fund

Fixed-Income Funds

Nationwide Bond Fund

Nationwide Core Plus Bond Fund

Nationwide Enhanced Income Fund

Nationwide Government Bond Fund

Nationwide High Yield Bond Fund

Nationwide Inflation-Protected Securities Fund

Nationwide Money Market Fund

Nationwide Short Duration Bond Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Semiannual Report

Nationwide Funds®

Message to Shareholders

April 30, 2014

Dear Shareholder,

This spring about 1.6 million college seniors will be awarded their degrees. Perhaps you know a special member of the Class of 2014. With crisp diplomas in hand, these newly minted graduates are members of the tech-savvy Millennial generation, Americans born between 1978 and 1994.

Now ages 20 to 36, Millennials are a diverse, generally optimistic, service-conscious group with far-reaching social network contacts at their fingertips and an endless capacity for real-time electronic communications. Most Millennials don’t remember a pre-digital world, but all of them remember the events of September 11, 2001. They face a challenging post-Great Recession economy and many are beginning their careers with large college loans to repay.

The graduates in the Class of 2014 have learned a lot, but what they may not know is that they need to start making financial plans for retirement now. A recent study by the FINRA Investor Education Foundation reports that while Millennials are the most-educated generation in American history, they show very low levels of financial literacy. Just 24% of Millennials tested were able to correctly answer at least four questions of a basic five-question financial literacy quiz.*

Nationwide is committed to helping all Americans prepare for and live in retirement. We encourage investors from every generation and at each stage of life to continue to learn and seek empowerment through knowledge and advice. Each quarter we include our shareholder education newsletter, the Nationwide Funds Investor, mailed with your statement. Designed to provide basic investment concepts and trends, this is just one of hundreds of publications available for today’s investors of all levels to increase their investment knowledge.

Albert Einstein wisely said, “Wisdom is not a product of schooling but of the lifelong attempt to acquire it.” Please help us spread the word that it is never too early to talk with a financial advisor and begin financial planning for your future.

Never stop learning. Thank you for investing with Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

*	“The Financial Capability of Young Adults – A Generational View,” FINRA Investor Education Foundation, FINRA Foundation Financial Capability Insights, March 2014, Gary R. Mottola, Ph.D.

Economic Review

During the six-month reporting period ended April 30, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering an 8.36% return, and nearly all sectors and capitalization ranges showing strong performance for the reporting period. Results for international equities were mixed during the period, with positive developed-market performance offset by negative returns in emerging markets. Fixed-income returns were positive for the period, primarily in the long-term and credit-sensitive segments.

In the United States, investment performance during the period was affected positively by encouraging economic data and the anticipation of continued strong corporate earnings. Equity market returns and bond yields were volatile in response to actions by the Federal Reserve Board to decrease (taper) the asset purchase program, also known as Quantitative Easing (QE), but the expectation of a continued low-interest-rate environment was sufficient to drive equity and bond markets higher.

The S&P 500 Index produced positive performance in five of the six months of the reporting period, with the only negative monthly return, -3.46%, registered during January. The brief downturn was more than offset by a 4.57% return in February.

The best-performing sectors for the S&P 500 Index during the reporting period were utilities, up 13.1%; technology, up 11.2%; and health care, up 11.2%. Utilities and technology benefited from a strong earnings environment, while health care rallied in reaction to excitement surrounding new products. The weakest sectors during the reporting period were telecommunications, with -1.7%; consumer discretionary, with 1.6%; and consumer staples, with 5.8%. These three sectors were affected by company-specific events and a general preference among investors for economically cyclical exposure.

The strong performance in U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value outperforming growth.

U.S. economic activity decelerated during the reporting period, with fourth-quarter 2013 real gross domestic product (GDP) growth of 2.6% falling in the first quarter of 2014 to 0.1% (tied for the second-lowest growth since the end of the economic recession in 2009). Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) remaining below 2%. Despite job-creation levels coming in lower than during many past recoveries, the unemployment rate continued to decline during the reporting period, falling from 7.2% to 6.3%.

Throughout the reporting period, the performance of international stocks continued to be positive, but weaker relative to U.S. stocks. Investors’ focus was on uncertainty surrounding actions by Russia with regard to Crimea, and the potential for conflict with Ukraine. In addition, sluggish European economic growth and worries about a U.S. tapering depressed relative returns during the period. In Asia, returns were relatively weak overall; Japan was slightly positive and countries in the region other than Japan were slightly negative. Emerging market stocks were weak on concerns about slowing economic growth in China and political tensions between Russia and Ukraine.

Performance in the fixed-income markets was driven by stabilization in interest rates during the reporting period. Long-term Treasury yields rose from 2.56% to 2.65% during the reporting period, with interest rates little changed since July 2013 following an increase of nearly 1% between May and July of 2013. Fixed-income returns were positive, as investors absorbed the news that the Fed will begin to taper the QE program. Long-term and credit-sensitive bonds delivered

Economic Review (con’t.)

the strongest performance during the reporting period.

Index	Six-Month Total Return (as of April 30, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.40%
Barclays U.S. 10-20 Year Treasury Bond	2.13%
Barclays Emerging Markets USD Aggregate Bond	2.96%
Barclays Municipal Bond	4.08%
Barclays U.S. Aggregate Bond	1.74%
Barclays U.S. Corporate High Yield	4.72%
MSCI Emerging Markets®	(2.98)%
MSCI World ex USA	4.51%
Russell 1000® Growth	6.95%
Russell 1000® Value	9.61%
Russell 2000®	3.08%
S&P 500®	8.36%

Fund Commentary	Nationwide Fund

For the semiannual period ended April 30, 2014, the Nationwide Fund (Institutional Service Class) returned 8.56% versus 8.36% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Large-Cap Core Funds (consisting of 953 funds as of April 30, 2014) was 7.50% for the same time period.

Market Environment

After a year in which the S&P 500 Index (S&P 500) appreciated 32.1%, it should not be a surprise to see equity returns moderate in the first quarter of 2014. Still, the S&P 500 returned 8.36% during the reporting period, which can be considered solid performance given the mixed returns delivered by bourses around the world for the same period: Japan, which registered -5.6%; the UK, with 7.8%; Germany, with 7.9%; Shanghai, with -6.8%; and Brazil, with -4.8%.

Emerging market economy worries roiled equity markets early on in the reporting period. Credit issues in peripheral markets such as Turkey and Argentina raised concerns about larger developing nations (i.e., China), bringing back memories of the Emerging Market Debt Crisis of 1997. Equity markets worldwide sold off in January 2014, with the S&P 500 touching its low point of the reporting period of 1742 on February 3, 2014. Fortunately, emerging market economies are much more robust than they were 17 years ago, and global markets regained their previous levels as quickly as they lost them. In hindsight, much of the equity market weakness was related to the economic effect of severe winter weather on the East Coast of the United States.

Markets even shrugged off ongoing tensions in the Ukraine and Crimea and provided steady performance through April 2014.

On March 19, 2014, Fed Chair Janet Yellen hosted a conference call to discuss the March 2014 Federal Open Market Committee (FOMC) meeting. Responding to a question concerning how soon interest rates might rise after the end of quantitative easing (QE), she answered, “considerable time,” and then more specifically, “six months.”

While Yellen’s answer may have been a regrettable slip of the tongue, “six months” would be about six months sooner than most market observers expected. As a result, Yellen’s comment triggered a dramatic reaction in the markets during the six weeks that followed her statement and determined the character of market activity for the quarter. The yield curve flattened with short-term rates rising and long-term rates declining.

Portfolio Performance and Return Drivers

The effect of the Yellen conference call was significant. The year 2014 began much as 2013 had ended, with high-flying growth stocks leading the market. For some investors, no valuation was too much to pay for emerging technology stocks and biotechs, creating an environment reminiscent of the late 1990s. Momentum ruled the day, causing investors focused on value to suffer.

After Yellen’s conference call, equity market activity reversed. Value stocks outperformed growth, small-capitalization stocks underperformed large-cap stocks, companies with high-quality earnings reversed their relative downtrend of the past 18 months, and high-flying growth stocks gave up much of their gains. Biotechnology stocks, up nearly 20% year-to-date by the end of February 2014, were up less than 2% by the end of April.

The aforementioned risk management practices paid off again, though the Fund was not immune to a shift of such magnitude. The volatility following Yellen’s comments caught many informed investors off guard, particularly short-side traders. As such investors are a key source of information for the Fund’s strategy, the Fund gave up about 40 basis points of performance during the week that followed the call.

Relative to the Fund’s benchmark, the sectors in which the Fund invested during the reporting period that contributed the most to Fund performance included industrials, health care, financials and technology. The largest detractors from Fund performance during the reporting period included the Fund’s investments in

Fund Commentary (con’t.)	Nationwide Fund

consumer staples, consumer discretionary, utilities and energy.

Outlook and Positioning

The economic turmoil that occurred during the reporting period only reinforces our optimism for the Fund’s strategy. As of this writing, market correlations remain at low levels, providing a strong foundation for active management. Our hope for a shift in market activity did not become a reality until the last two weeks of the first quarter of 2014; nevertheless, we think that this shift favors higher-quality firms and is supportive of the risk management practices for the Fund. In an environment in which central bank language focuses more on reducing quantitative easing and the timeline for rate increases, we expect the aforementioned trends to continue.

We maintain a fairly stable position in the Fund across industries and sectors. We have an overweight in the Fund in the chemicals sector behind positions in PPG Industries and Westlake Chemical Corp. The Fund’s Union Pacific position puts the Fund in an overweight in the transportation industry. The Fund’s largest underweight is in diversified financials, due to lack of attractive stocks in the brokerage, asset management and insurance industries.

As with most active large-cap portfolios, the Fund’s holdings on average are of a slightly smaller market capitalization than those of the benchmark. The Fund also tends to invest in firms that on average have less leverage than the benchmark.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Manager:

Derek Izuel, CFA

The Fund is subject to the risks of investing in equity securities and foreign securities. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Fund

Objective

The Fund seeks total return through a flexible combination of capital appreciation and current income.

Highlights

•	The Nationwide Fund (Institutional Service Class) returned 8.56% for the semiannual period, outperforming the S&P 500® Index by 0.20% and the Lipper peer category median by 1.06%.

•	We maintain a fairly stable position in the Fund across industries and sectors. We have an overweight in the Fund in the chemicals sector behind positions in PPG Industries and Westlake Chemical Corp.

•	The Fund’s largest underweight is in diversified financials, due to lack of attractive stocks in the brokerage, asset management and insurance industries.

Asset Allocation†

Common Stocks	95.6%
Mutual Fund	4.2%
Other assets in excess of liabilities	0.2%
100.0%

Top Industries††

Oil, Gas & Consumable Fuels	9.5%
Banks	5.8%
Chemicals	5.5%
Pharmaceuticals	5.5%
Software	5.5%
Road & Rail	4.4%
Information Technology Services	4.3%
Aerospace & Defense	4.1%
Insurance	3.8%
Communications Equipment	3.7%
Other Industries	47.9%
100.0%

Top Holdings††

Wells Fargo & Co.	4.4%
Fidelity Institutional Money Market Fund —Institutional Class	4.2%
Union Pacific Corp.	3.4%
Procter & Gamble Co. (The)	3.1%
Chevron Corp.	3.0%
Coca-Cola Co. (The)	2.9%
Pfizer, Inc.	2.8%
QUALCOMM, Inc.	2.7%
Apple, Inc.	2.6%
Boeing Co. (The)	2.6%
Other Holdings	68.3%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Percentages indicated are based upon total investments as of April 30, 2014.

Fund Performance	Nationwide Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	8.48%	20.28%	17.15%	6.27%
	w/SC2	2.24%	13.36%	15.77%	5.64%
Class C	w/o SC1	8.10%	19.45%	16.34%	5.53%
	w/SC3	7.10%	18.45%	16.34%	5.53%
Class R4,5		8.28%	19.84%	16.81%	6.02%
Institutional Service Class[6]	w/o SC	8.56%	20.55%	17.43%	6.52%
	w/SC7	8.56%	20.55%	16.36%	6.03%
S&P 500® Index		8.36%	20.44%	19.14%	7.67%
CPI		1.51%	1.95%	2.14%	2.35%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

[7]	A 4.50% front-end sales charge was deducted on Class D Shares.

Expense Ratios

Expense Ratio*
Class A	1.05%
Class C	1.80%
Class R	1.31%
Institutional Service Class	0.80%

*	Current effective prospectus dated March 1, 2014. Please see the Fund’s most recent prospectus for details.

Fund Performance (con’t.)	Nationwide Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide Fund versus the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 4/30/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14	Expense Ratio During Period (%) 11/01/13 - 04/30/14
Class A Shares	Actual	[a]	1,000.00	1,084.80	4.96	0.96
	Hypothetical	[a,b]	1,000.00	1,020.03	4.81	0.96
Class C Shares	Actual	[a]	1,000.00	1,081.00	8.72	1.69
	Hypothetical	[a,b]	1,000.00	1,016.41	8.45	1.69
Class R Shares[c]	Actual	[a]	1,000.00	1,082.80	6.87	1.33
	Hypothetical	[a,b]	1,000.00	1,018.20	6.66	1.33
Institutional Service Class Shares	Actual	[a]	1,000.00	1,085.60	3.83	0.74
	Hypothetical	[a,b]	1,000.00	1,021.12	3.71	0.74

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

c	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Fund

Common Stocks 95.6%

	Shares	Market Value

Aerospace & Defense 4.1%
Boeing Co. (The)	171,600	$22,139,832
Lockheed Martin Corp.	62,600	10,275,164
Spirit AeroSystems Holdings, Inc., Class A*	98,800	2,966,964

		35,381,960

Auto Components 0.8%
Delphi Automotive PLC	102,000	6,817,680

Automobiles 0.5%
Ford Motor Co.	262,600	4,240,990

Banks 5.8%
Citigroup, Inc.	88,900	4,259,199
Regions Financial Corp.	747,500	7,579,650
Wells Fargo & Co.	763,100	37,880,284

		49,719,133

Beverages 2.9%
Coca-Cola Co. (The)	598,600	24,416,894

Biotechnology 1.8%
Biogen Idec, Inc.*	26,000	7,465,120
Celgene Corp.*	20,000	2,940,200
Pharmacyclics, Inc.*	50,400	4,766,832

		15,172,152

Building Products 0.4%
Allegion PLC	60,533	2,987,304

Capital Markets 0.9%
Goldman Sachs Group, Inc. (The)	47,600	7,607,432

Chemicals 5.5%
Monsanto Co.	63,800	7,062,660
PPG Industries, Inc.	87,600	16,961,112
Rockwood Holdings, Inc.	70,200	4,987,710
Westlake Chemical Corp.	255,600	18,198,720

		47,210,202

Commercial Services & Supplies 0.4%
Tyco International Ltd.	88,900	3,636,010

Communications Equipment 3.7%
Cisco Systems, Inc.	371,900	8,594,609
QUALCOMM, Inc.	290,100	22,833,771

		31,428,380

Consumer Finance 1.2%
Discover Financial Services	180,300	10,078,770

Diversified Consumer Services 1.0%
H&R Block, Inc.	108,700	3,089,254
Service Corp. International	308,500	5,790,545

		8,879,799

Common Stocks (continued)

	Shares	Market Value

Diversified Financial Services 1.1%
JPMorgan Chase & Co.	164,700	$9,219,906

Electric Utilities 0.4%
OGE Energy Corp.	101,100	3,774,063

Energy Equipment & Services 1.3%
Dril-Quip, Inc.*	81,700	9,241,904
Oceaneering International, Inc.	24,700	1,810,016

		11,051,920

Food & Staples Retailing 0.3%
CVS Caremark Corp.	33,200	2,414,304

Health Care Equipment & Supplies 2.4%
Abbott Laboratories	517,100	20,032,454

Health Care Providers & Services 3.1%
Aetna, Inc.	114,200	8,159,590
McKesson Corp.	82,900	14,025,851
VCA Antech, Inc.*	142,500	4,364,775

		26,550,216

Hotels, Restaurants & Leisure 2.6%
Las Vegas Sands Corp.	58,100	4,597,453
McDonald’s Corp.	80,100	8,120,538
Starbucks Corp.	75,100	5,303,562
Starwood Hotels & Resorts Worldwide, Inc.	53,600	4,108,440

		22,129,993

Household Products 3.1%
Procter & Gamble Co. (The)	321,800	26,564,590

Independent Power and Renewable Electricity Producers 0.7%
Calpine Corp.*	241,900	5,546,767

Industrial Conglomerates 2.5%
General Electric Co.	804,500	21,633,005

Information Technology Services 4.3%
Amdocs Ltd.	205,900	9,580,527
Computer Sciences Corp.	141,400	8,368,052
FleetCor Technologies, Inc.*	34,400	3,926,072
Xerox Corp.	1,257,800	15,206,802

		37,081,453

Insurance 3.8%
Allstate Corp. (The)	77,900	4,436,405
HCC Insurance Holdings, Inc.	44,200	2,030,548
PartnerRe Ltd.	78,200	8,242,280
Travelers Cos., Inc. (The)	195,800	17,735,564

		32,444,797

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Internet & Catalog Retail 0.6%
Amazon.com, Inc.*	11,300	$3,436,669
Liberty Ventures*	33,800	1,961,752

		5,398,421

Internet Software & Services 1.8%
eBay, Inc.*	114,200	5,918,986
Google, Inc., Class C*	8,700	4,581,942
Google, Inc., Class A*	8,700	4,653,456

		15,154,384

Life Sciences Tools & Services 0.3%
Agilent Technologies, Inc.	50,800	2,745,232

Machinery 0.7%
Graco, Inc.	54,700	3,965,750
ITT Corp.	49,800	2,148,372

		6,114,122

Media 2.0%
Liberty Media Corp., Series A*	35,200	4,565,792
Madison Square Garden Co. (The), Class A*	35,700	1,949,220
Time Warner, Inc.	111,400	7,403,644
Viacom, Inc., Class B	36,700	3,118,766

		17,037,422

Oil, Gas & Consumable Fuels 9.4%
Anadarko Petroleum Corp.	58,900	5,832,278
Cabot Oil & Gas Corp.	241,800	9,497,904
Chevron Corp.	205,400	25,781,808
EOG Resources, Inc.	107,600	10,544,800
Occidental Petroleum Corp.	99,800	9,555,850
Phillips 66	120,200	10,003,044
Valero Energy Corp.	164,700	9,415,899

		80,631,583

Personal Products 0.2%
Nu Skin Enterprises, Inc., Class A	16,400	1,426,800

Pharmaceuticals 5.5%
AbbVie, Inc.	147,800	7,697,424
Johnson & Johnson	149,700	15,163,113
Pfizer, Inc.	771,500	24,132,520

		46,993,057

Real Estate Investment Trusts (REITs) 1.8%
Boston Properties, Inc.	34,300	4,017,902
Equity Lifestyle Properties, Inc.	60,200	2,520,574
Prologis, Inc.	209,700	8,520,111

		15,058,587

Common Stocks (continued)

	Shares	Market Value

Road & Rail 4.4%
AMERCO	13,600	$3,401,496
Old Dominion Freight Line, Inc.*	87,800	5,323,314
Union Pacific Corp.	152,100	28,964,403

		37,689,213

Software 5.4%
Activision Blizzard, Inc.	251,700	5,036,517
Adobe Systems, Inc.*	110,200	6,798,238
CA, Inc.	185,200	5,581,928
Compuware Corp.	540,800	5,602,688
Microsoft Corp.	438,500	17,715,400
Oracle Corp.	140,700	5,751,816

		46,486,587

Specialty Retail 2.6%
Home Depot, Inc. (The)	140,000	11,131,400
Lowe’s Cos., Inc.	122,700	5,633,157
Signet Jewelers Ltd.	52,300	5,299,036

		22,063,593

Technology Hardware, Storage & Peripherals 3.1%
Apple, Inc.	38,200	22,541,438
Hewlett-Packard Co.	126,000	4,165,560

		26,706,998

Textiles, Apparel & Luxury Goods 0.5%
NIKE, Inc., Class B	30,000	2,188,500
Ralph Lauren Corp.	13,000	1,967,810

		4,156,310

Tobacco 2.1%
Philip Morris International, Inc.	211,500	18,068,445

Wireless Telecommunication Services 0.6%
Telephone & Data Systems, Inc.	198,400	5,394,496

Total Common Stocks (cost $702,543,195)		817,145,424

Mutual Fund 4.2%
Money Market Fund 4.2%
Fidelity Institutional Money Market Fund — Institutional Class, 0.09% (a)	35,977,808	35,977,808

Total Mutual Fund (cost $35,977,808)		35,977,808

Total Investments (cost $738,521,003) (b) — 99.8%		853,123,232

Other assets in excess of liabilities — 0.2%		1,868,342

NET ASSETS — 100.0%		$854,991,574

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Fund (Continued)

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of April 30, 2014.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

At April 30, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
405	E-mini S&P 500	06/20/14	$38,027,475	$426,409

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Fund
Assets:
Investments, at value (cost $738,521,003)	$853,123,232
Cash	118,320
Dividends receivable	539,292
Receivable for capital shares issued	93,078
Receivable for variation margin on futures contracts	1,889,315
Prepaid expenses	68,633

Total Assets	855,831,870

Liabilities:
Payable for capital shares redeemed	214,405
Accrued expenses and other payables:
Investment advisory fees	370,864
Fund administration fees	52,626
Distribution fees	17,694
Administrative servicing fees	43,867
Accounting and transfer agent fees	79,937
Trustee fees	3,043
Custodian fees	4,574
Compliance program costs (Note 3)	539
Professional fees	5,107
Printing fees	40,050
Other	7,590

Total Liabilities	840,296

Net Assets	$854,991,574

Represented by:
Capital	$815,009,537
Accumulated undistributed net investment income	1,568,013
Accumulated net realized losses from investments and futures transactions	(76,614,614)
Net unrealized appreciation/(depreciation) from investments	114,602,229
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	426,409

Net Assets	$854,991,574

Net Assets:
Class A Shares	$80,312,946
Class C Shares	1,811,065
Class R Shares	38,197
Institutional Service Class Shares	772,829,366

Total	$854,991,574

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,923,662
Class C Shares	94,008
Class R Shares	1,901
Institutional Service Class Shares	38,291,079

Total	42,310,650

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$20.47
Class C Shares (b)	$19.27
Class R Shares	$20.09
Institutional Service Class Shares	$20.18
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$21.72

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Fund
INVESTMENT INCOME:
Dividend income	$8,261,035
Income from securities lending (Note 2)	649

Total Income	8,261,684

EXPENSES:
Investment advisory fees	2,404,661
Fund administration fees	290,884
Distribution fees Class A	93,648
Distribution fees Class B (a)	12,786
Distribution fees Class C	8,734
Distribution fees Class R (b)	90
Administrative servicing fees Class A	13,749
Administrative servicing fees Class C	121
Administrative servicing fees Class R (b)	28
Administrative servicing fees Institutional Service Class	237,858
Registration and filing fees	30,512
Professional fees	26,132
Printing fees	46,715
Trustee fees	13,316
Custodian fees	14,721
Accounting and transfer agent fees	124,355
Compliance program costs (Note 3)	1,218
Other	11,998

Total expenses before earnings credit and fees waived	3,331,526

Earnings credit (Note 5)	(36)
Investment advisory fees waived (Note 3)	(190,552)

Net Expenses	3,140,938

NET INVESTMENT INCOME	5,120,746

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	18,901,360
Net realized gains from futures transactions (Note 2)	1,789,839

Net realized gains from investments and futures transactions	20,691,199

Net change in unrealized appreciation/(depreciation) from investments	42,972,649
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(323,423)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	42,649,226

Net realized/unrealized gains from investments and futures transactions	63,340,425

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$68,461,171

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net investment income	$5,120,746	$9,162,412
Net realized gains from investments and futures transactions	20,691,199	165,956,638
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	42,649,226	(1,922,337)

Change in net assets resulting from operations	68,461,171	173,196,713

Distributions to Shareholders From:
Net investment income:
Class A	(509,361)	(773,765)
Class B (a)	(18,579)	(27,931)
Class C	(8,279)	(13,642)
Class R (b)	(202)	(276)
Institutional Service Class	(6,058,297)	(9,023,088)

Change in net assets from shareholder distributions	(6,594,718)	(9,838,702)

Change in net assets from capital transactions	(23,835,837)	(3,736,214)

Change in net assets	38,030,616	159,621,797

Net Assets:
Beginning of period	816,960,958	657,339,161

End of period	$854,991,574	$816,960,958

Accumulated undistributed net investment income at end of period	$1,568,013	$3,041,985

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,997,399	$4,525,304
Dividends reinvested	493,763	749,852
Cost of shares redeemed	(4,118,167)	(10,469,172)

Total Class A Shares	2,372,995	(5,194,016)

Class B Shares (a)
Proceeds from shares issued	75,190	277,905
Dividends reinvested	18,386	27,199
Cost of shares redeemed	(4,316,658)	(1,094,801)

Total Class B Shares	(4,223,082)	(789,697)

Class C Shares
Proceeds from shares issued	7,775	267,698
Dividends reinvested	5,680	5,810
Cost of shares redeemed	(51,606)	(892,823)

Total Class C Shares	(38,151)	(619,315)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Statements of Changes in Net Assets (Continued)

	Nationwide Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class R Shares (b)
Proceeds from shares issued	$685	$1,109
Dividends reinvested	202	276
Cost of shares redeemed	–	–

Total Class R Shares	887	1,385

Institutional Service Class Shares
Proceeds from shares issued	11,274,179	83,934,260
Dividends reinvested	5,761,923	8,537,120
Cost of shares redeemed	(38,984,588)	(89,605,951)

Total Institutional Service Class Shares	(21,948,486)	2,865,429

Change in net assets from capital transactions	$(23,835,837)	$(3,736,214)

SHARE TRANSACTIONS:
Class A Shares
Issued	304,261	266,000
Reinvested	25,365	46,308
Redeemed	(209,018)	(616,200)

Total Class A Shares	120,608	(303,892)

Class B Shares (a)
Issued	4,085	17,322
Reinvested	1,002	1,849
Redeemed	(232,231)	(68,277)

Total Class B Shares	(227,144)	(49,106)

Class C Shares
Issued	427	16,061
Reinvested	310	395
Redeemed	(2,785)	(57,307)

Total Class C Shares	(2,048)	(40,851)

Class R Shares (b)
Issued	34	67
Reinvested	11	17
Redeemed	–	–

Total Class R Shares	45	84

Institutional Service Class Shares
Issued	579,755	4,846,781
Reinvested	300,105	529,414
Redeemed	(2,011,823)	(5,428,374)

Total Institutional Service Class Shares	(1,131,963)	(52,179)

Total change in shares	(1,240,502)	(445,944)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$19.00	0.10	1.50	1.60	(0.13)	(0.13)	–	$20.47	8.48%	$80,312,946	0.96%	1.04%		1.00%	18.08%
Year Ended October 31, 2013 (f)	$15.13	0.19	3.87	4.06	(0.19)	(0.19)	–	$19.00	27.09%	$72,276,586	1.01%	1.08%		1.04%	113.60%
Year Ended October 31, 2012 (f)	$13.70	0.16	1.41	1.57	(0.14)	(0.14)	–	$15.13	11.56%	$62,152,954	1.03%	1.09%		1.04%	29.11%
Year Ended October 31, 2011 (f)	$12.93	0.12	0.73	0.85	(0.08)	(0.08)	–	$13.70	6.57%	$63,407,121	1.02%	0.86%		1.03%	24.31%	(g)
Year Ended October 31, 2010 (f)	$11.51	0.07	1.42	1.49	(0.07)	(0.07)	–	$12.93	13.00%	$56,960,330	1.09%	0.60%		1.09%	62.51%
Year Ended October 31, 2009 (f)	$10.69	0.11	0.86	0.97	(0.15)	(0.15)	–	$11.51	9.36%	$61,414,353	1.17%	1.13%		1.17%	145.13%

Class C Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$17.91	0.03	1.42	1.45	(0.09)	(0.09)	–	$19.27	8.10%	$1,811,065	1.69%	0.32%		1.73%	18.08%
Year Ended October 31, 2013 (f)	$14.30	0.06	3.66	3.72	(0.11)	(0.11)	–	$17.91	26.14%	$1,720,677	1.73%	0.40%		1.75%	113.60%
Year Ended October 31, 2012 (f)	$12.98	0.05	1.34	1.39	(0.07)	(0.07)	–	$14.30	10.76%	$1,957,387	1.74%	0.38%		1.75%	29.11%
Year Ended October 31, 2011 (f)	$12.27	0.02	0.71	0.73	(0.02)	(0.02)	–	$12.98	5.91%	$2,071,661	1.75%	0.14%		1.76%	24.31%	(g)
Year Ended October 31, 2010 (f)	$10.95	(0.01)	1.35	1.34	(0.02)	(0.02)	–	$12.27	12.22%	$448,417	1.79%	(0.10%	)	1.79%	62.51%
Year Ended October 31, 2009 (f)	$10.18	0.04	0.82	0.86	(0.09)	(0.09)	–	$10.95	8.69%	$487,402	1.86%	0.43%		1.86%	145.13%

Class R Shares (h)(i)
Six Months Ended April 30, 2014 (f) (Unaudited)	$18.66	0.06	1.48	1.54	(0.11)	(0.11)	–	$20.09	8.28%	$38,197	1.33%	0.67%		1.38%	18.08%
Year Ended October 31, 2013 (f)	$14.87	0.13	3.81	3.94	(0.15)	(0.15)	–	$18.66	26.72%	$34,631	1.29%	0.79%		1.31%	113.60%
Year Ended October 31, 2012 (f)	$13.48	0.11	1.39	1.50	(0.11)	(0.11)	–	$14.87	11.21%	$26,348	1.35%	0.79%		1.36%	29.11%
Year Ended October 31, 2011 (f)	$12.74	0.06	0.73	0.79	(0.05)	(0.05)	–	$13.48	6.18%	$52,457	1.44%	0.46%		1.44%	24.31%	(g)
Year Ended October 31, 2010 (f)	$11.37	0.06	1.38	1.44	(0.07)	(0.07)	–	$12.74	12.74%	$1,096	1.30%	0.53%		1.30%	62.51%
Year Ended October 31, 2009 (f)	$10.57	0.09	0.84	0.93	(0.13)	(0.13)	–	$11.37	9.08%	$7,001	1.37%	0.88%		1.37%	145.13%

Institutional Service Class Shares (j)
Six Months Ended April 30, 2014 (f) (Unaudited)	$18.74	0.12	1.48	1.60	(0.16)	(0.16)	–	$20.18	8.56%	$772,829,366	0.74%	1.27%		0.78%	18.08%
Year Ended October 31, 2013 (f)	$14.93	0.22	3.82	4.04	(0.23)	(0.23)	–	$18.74	27.35%	$738,850,578	0.77%	1.31%		0.80%	113.60%
Year Ended October 31, 2012 (f)	$13.52	0.19	1.39	1.58	(0.17)	(0.17)	–	$14.93	11.82%	$589,243,783	0.80%	1.33%		0.81%	29.11%
Year Ended October 31, 2011 (f)	$12.75	0.15	0.73	0.88	(0.11)	(0.11)	–	$13.52	6.88%	$640,734,133	0.82%	1.06%		0.83%	24.31%	(g)
Year Ended October 31, 2010 (f)	$11.35	0.10	1.40	1.50	(0.10)	(0.10)	–	$12.75	13.24%	$768,450,202	0.83%	0.84%		0.83%	62.51%
Year Ended October 31, 2009 (f)	$10.54	0.14	0.85	0.99	(0.18)	(0.18)	–	$11.35	9.70%	$621,559,334	0.92%	1.39%		0.92%	145.13%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Excludes merger activity.
(h)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(i)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(j)	Effective Auguest 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Bailard Emerging Markets Equity Fund

For the period from the Fund’s inception on March 31, 2014, through April 30, 2014, the Nationwide Bailard Emerging Markets Equity Fund (Class M) returned 0.30% versus 0.33% for its benchmark, the MSCI Emerging Markets® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Emerging Markets Funds (consisting of 791 funds as of April 30, 2014) was 0.53% for the one month ended April 30, 2014.

Please note that the Fund has an inception date of March 31, 2014, giving it slightly more than a one-month track record. Accordingly, this abbreviated reporting period provides limited insights.

Portfolio Performance

The Fund operates from the top down, with a strategy that focuses first on country selection and then on stock selection within each individual market. During the reporting period, the Fund experienced a positive contribution from stock selection that was offset by a negative contribution from country selection.

A number of the Fund’s country selection choices during the reporting period added value: chief among these was an overweight position in top performer Egypt, followed by allocations to out-of-benchmark frontier markets Pakistan and Argentina. Frontier markets in general have far outperformed the mainstream emerging markets in recent months, and this continued to prove true in April 2014. Also helping Fund results during the reporting period was an underweight in return laggard (and largest benchmark constituent) China, where mixed readings on the economy added to investors’ accumulated worries about growth, the health of the banking sector, and conditions in the property market.

Fund results on the stock selection side during the reporting period were strongest in South Africa, India, Greece, and Korea — all places where the Fund’s holdings outperformed the respective MSCI country indexes by a comfortable margin. Within each market, the Fund’s sector weights generally are held in line with the country index, and sector selection is not pursued as an investment strategy. Notable individual stock outperformers held by the Fund during the reporting period included Global Telecom in Egypt, semiconductor maker SK Hynix in Korea, United Bank in Pakistan, Banco Macro in Argentina and hospital operator Netcare in South Africa.

Country selection decisions that most hurt Fund results during the reporting period were overweight exposures to Russia and Greece. Russia, always a value story, became a deep value/contrarian call after the country’s encroachment into neighboring Ukraine opened the possibility of escalating sanctions from the West. Always-volatile Greece suffered even sharper declines during April 2014, possibly as an early warning to the rest of Europe that investor sentiment will not stay positive on the region forever. The Fund’s overweighting of India proved to be a modest detractor from Fund performance during the reporting period, as the market took a breather in April from its general mood of pre-election optimism.

Although stock selection was positive for the Fund in the great majority of markets, stock selection in Egypt and Pakistan were points of weakness during the reporting period; Fund holdings in those two countries failed to keep up with strong MSCI country index returns. Even in some otherwise attractive country baskets there were a few bad apples: individual stock holdings that detracted from Fund performance during the reporting period included Sberbank in Russia, Shimao Property and Sihuan Pharmaceuticals in China, and oil company YPF in Argentina.

Subadviser:

Bailard, Inc.

Portfolio Managers:

Anthony Craddock, Peter M. Hill and Eric P. Leve

The Fund is subject to the risks of investing in equity securities and the risks associated with investing in foreign securities, specifically in emerging markets. The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Bailard Emerging Markets Equity Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•

The Nationwide Bailard Emerging Markets Equity Fund (Class M) returned 0.30% for the period from the Fund’s inception on March 31, 2014, through April 30, 2014, underperforming the MSCI Emerging Markets® Index by 0.03% and the Lipper peer category median by 0.23%.

•	A positive contribution from the Fund’s stock selection during the reporting period was offset by a negative contribution from the Fund’s country selection.

•

Fund results on the stock selection side during the reporting period were strongest in South Africa, India, Greece and Korea. Country selection decisions that most hurt Fund results during the reporting period were overweight exposures to Russia and Greece.

Asset Allocation†

Common Stocks	88.9%
Exchange Traded Funds	4.3%
Preferred Stocks	3.5%
Mutual Fund	3.4%
Right††	0.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Industries†††

Banks	19.3%
Oil, Gas & Consumable Fuels	10.2%
Semiconductors & Semiconductor Equipment	7.9%
Wireless Telecommunication Services	4.9%
Automobiles	4.6%
Metals & Mining	4.3%
Information Technology Services	3.9%
Insurance	3.0%
Trading Companies & Distributors	2.6%
Internet Software & Services	2.5%
Other Industries	36.8%
100.0%

Top Holdings†††

Fidelity Institutional Money Market Fund —Institutional Class	3.4%
iShares MSCI Taiwan Index Fund ETF	3.3%
ICICI Bank Ltd., ADR	3.3%
Infosys Ltd., ADR	3.2%
Lukoil OAO, ADR	3.2%
Commercial International Bank Egypt SAE	3.0%
Samsung Electronics Co., Ltd.	2.7%
Tata Motors Ltd., ADR	2.6%
Bank of China Ltd., H Shares	2.5%
Steinhoff International Holdings Ltd.	2.2%
Other Holdings	70.6%
100.0%

Top Countries†††

China	14.9%
South Korea	13.7%
India	12.7%
South Africa	10.1%
Brazil	9.7%
Russia	9.1%
United States	7.7%
Egypt	4.7%
Taiwan	4.3%
Argentina	3.7%
Other Countries	9.4%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2014.

Fund Performance	Nationwide Bailard Emerging Markets Equity Fund

Average Annual Total Return

(For the period ended April 30, 2014)

		Inception*
Class A1	w/o SC2	0.30%
	w/SC3	(5.47)%
Class C1	w/o SC2	0.20%
	w/SC4	(0.80)%
Institutional Service Class[1,5]		0.30%
Institutional Class[1,5]		0.30%
Class M1,5		0.30%
MSCI Emerging Markets® Index		0.33%
CPI		0.33%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Since inception date of March 31, 2014.

[2]	These returns do not reflect the effects of SCs.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	2.00%	1.60%
Class C	2.75%	2.35%
Institutional Service Class	1.75%	1.35%
Institutional Class	1.50%	1.10%
Class M	1.50%	1.10%

*	Current effective prospectus dated March 25, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance (con’t.)	Nationwide Bailard Emerging Markets Equity Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class M shares of the Nationwide Bailard Emerging Markets Equity Fund from inception through 4/30/14 versus the MSCI Emerging Markets® Index and the Consumer Price Index (CPI) from 4/1/14 through 4/30/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Bailard Emerging Markets Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (April 1, 2014 (commencement of operations)) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from April 1, 2014 (commencement of operations) through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from April 1, 2014 (commencement of operations) through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard Emerging Markets Equity Fund April 30, 2014			Beginning Account Value ($) 04/01/14	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 04/01/14 - 04/30/14	Expense Ratio During Period (%) 04/01/14 - 04/30/14
Class A Shares	Actual	[a]	1,000.00	1,003.00	1.31	1.59
	Hypothetical	[b,c]	1,000.00	1,016.91	7.95	1.59
Class C Shares	Actual	[a]	1,000.00	1,002.00	1.90	2.31
	Hypothetical	[b,c]	1,000.00	1,013.34	11.53	2.31
Class M Shares	Actual	[a]	1,000.00	1,003.00	0.91	1.10
	Hypothetical	[b,c]	1,000.00	1,019.34	5.51	1.10
Institutional Service Class Shares	Actual	[a]	1,000.00	1,003.00	1.09	1.33
	Hypothetical	[b,c]	1,000.00	1,018.20	6.66	1.33
Institutional Class Shares	Actual	[a]	1,000.00	1,003.00	0.91	1.10
	Hypothetical	[b,c]	1,000.00	1,019.34	5.51	1.10

a	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from April 1, 2014 through April 30, 2014 to reflect the period from commencement of operations.

b	Represents the hypothetical 5% return before expenses.

c	Hypothetical expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Bailard Emerging Markets Equity Fund

Common Stocks 88.9%

	Shares	Market Value

ARGENTINA 3.8%
Banks 1.1%
Banco Macro SA, ADR*	10,000	$305,600

Diversified Telecommunication Services 0.9%
Telecom Argentina SA, ADR	12,000	244,440

Internet Software & Services 0.8%
MercadoLibre, Inc.	2,500	233,175

Oil, Gas & Consumable Fuels 1.0%
YPF SA, ADR	10,000	284,600

		1,067,815

BRAZIL 6.2%
Diversified Consumer Services 0.8%
Kroton Educacional SA	10,000	214,194

Electric Utilities 1.6%
Cia Energetica de Minas Gerais, ADR	60,000	452,400

Information Technology Services 0.7%
Cielo SA	12,000	212,580

Insurance 1.0%
Porto Seguro SA	20,000	291,513

Machinery 0.8%
WEG SA	19,500	235,338

Metals & Mining 1.3%
Vale SA, ADR	28,000	370,160

		1,776,185

CHINA 14.9%
Banks 4.2%
Bank of China Ltd., H Shares	1,600,000	704,957
China Construction Bank Corp., H Shares	750,000	519,280

		1,224,237

Energy Equipment & Services 2.0%
China Oilfield Services Ltd., H Shares	250,000	599,357

Food Products 1.0%
Tingyi Cayman Islands Holding Corp.	100,000	278,386

Independent Power and Renewable Electricity Producers 0.9%
Huaneng Power International, Inc., H Shares	250,000	244,722

Insurance 0.7%
PICC Property & Casualty Co., Ltd., H Shares	150,000	198,276

Internet Software & Services 1.7%
Tencent Holdings Ltd.	7,500	472,200

Metals & Mining 0.9%
Fosun International Ltd.	200,000	242,484

Pharmaceuticals 0.8%
Sihuan Pharmaceutical Holdings Group Ltd.	200,000	221,062

Common Stocks (continued)

	Shares	Market Value

CHINA (continued)
Specialty Retail 1.3%
GOME Electrical Appliances Holdings Ltd.	2,000,000	$377,585

Transportation Infrastructure 1.4%
Zhejiang Expressway Co. Ltd., H Shares	450,000	389,372

		4,247,681

COLOMBIA 2.4%
Banks 1.2%
Bancolombia SA — Preference Shares, ADR	6,000	341,580

Oil, Gas & Consumable Fuels 1.2%
Ecopetrol SA, ADR	9,000	337,410

		678,990

EGYPT 4.7%
Banks 3.0%
Commercial International Bank Egypt SAE, GDR	170,000	857,047

Wireless Telecommunication Services 1.7%
Global Telecom Holding, GDR*	130,000	484,357

		1,341,404

GREECE 2.8%
Banks 0.9%
Alpha Bank AE*	250,000	242,163

Diversified Telecommunication Services 0.8%
Hellenic Telecommunications Organization SA*	15,000	239,636

Hotels, Restaurants & Leisure 1.1%
OPAP SA	20,000	319,401

		801,200

HONG KONG 1.3%
Real Estate Management & Development 1.3%
Shimao Property Holdings Ltd.	180,000	356,924

INDIA 12.7%
Automobiles 2.6%
Tata Motors Ltd., ADR	20,000	748,400

Banks 3.3%
ICICI Bank Ltd., ADR	22,000	938,740

Information Technology Services 3.2%
Infosys Ltd., ADR	17,000	913,070

Oil, Gas & Consumable Fuels 2.0%
Reliance Industries Ltd., GDR (a)	18,000	559,008

Pharmaceuticals 1.6%
Dr. Reddy’s Laboratories Ltd., ADR	10,000	450,700

		3,609,918

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bailard Emerging Markets Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

PAKISTAN 2.9%
Banks 1.0%
United Bank Ltd.	150,000	$279,321

Chemicals 1.0%
Engro Corp., Ltd.*	150,000	302,022

Oil, Gas & Consumable Fuels 0.9%
Oil & Gas Development Co., Ltd.	100,000	255,692

		837,035

RUSSIA 9.1%
Banks 1.5%
Sberbank of Russia, ADR*	50,000	421,204

Metals & Mining 1.3%
MMC Norilsk Nickel OJSC, ADR	20,000	361,583

Oil, Gas & Consumable Fuels 5.1%
Gazprom OAO, ADR	80,000	578,155
Lukoil OAO, ADR	17,000	899,971

		1,478,126

Wireless Telecommunication Services 1.2%
Mobile Telesystems OJSC, ADR	20,000	335,200

		2,596,113

SOUTH AFRICA 10.1%
Diversified Financial Services 1.5%
FirstRand Ltd.	120,000	441,527

Health Care Providers & Services 0.9%
Netcare Ltd.	100,000	242,584

Household Durables 2.1%
Steinhoff International Holdings Ltd.	120,000	623,561

Insurance 1.3%
MMI Holdings Ltd.	150,000	377,125

Metals & Mining 0.8%
AngloGold Ashanti Ltd., ADR	12,000	217,200

Paper & Forest Products 1.2%
Mondi Ltd.	20,000	333,032

Trading Companies & Distributors 1.0%
Barloworld Ltd.	25,000	272,730

Wireless Telecommunication Services 1.3%
Vodacom Group Ltd.	30,000	358,025

		2,865,784

SOUTH KOREA 13.7%
Automobiles 2.0%
Kia Motors Corp.	10,000	554,822

Banks 1.5%
Industrial Bank of Korea	35,000	431,105

Chemicals 1.0%
Hanwha Corp.	10,000	291,490

Common Stocks (continued)

	Shares	Market Value

SOUTH KOREA (continued)
Electric Utilities 0.8%
Korea Electric Power Corp.	6,000	$229,409

Semiconductors & Semiconductor Equipment 5.0%
Samsung Electronics Co., Ltd.	600	782,377
Samsung Electronics Co., Ltd., GDR	60	38,734
SK Hynix, Inc.*	15,000	584,902

		1,406,013

Tobacco 1.1%
KT&G Corp.	4,000	320,568

Trading Companies & Distributors 1.6%
SK Networks Co., Ltd.*	50,000	460,982

Wireless Telecommunication Services 0.7%
SK Telecom Co., Ltd.	1,000	207,055

		3,901,444

TAIWAN 4.3%
Electronic Equipment, Instruments & Components 1.4%
Hon Hai Precision Industry Co., Ltd., GDR	70,000	401,800

Semiconductors & Semiconductor Equipment 2.9%
Advanced Semiconductor Engineering, Inc., ADR	90,000	531,900
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	15,000	301,500

		833,400

		1,235,200

Total Common Stocks (cost $25,357,415)		25,315,693

Preferred Stocks 3.5%
BRAZIL 3.5%
Banks 1.8%
Itausa — Investimentos Itau SA	120,000	527,414

Food & Staples Retailing 1.7%
Cia Brasileira de Distribuicao	10,000	473,147

Total Preferred Stocks (cost $952,084)		1,000,561

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bailard Emerging Markets Equity Fund (Continued)

Right 0.0%†

	Number of Rights	Market Value

CHINA 0.0%†
Metals & Mining 0.0%†
Fosun International Ltd., expiring on 05/13/14*	15,600	$70

Total Right (cost $ — )		70

Exchange Traded Funds 4.3%

	Shares

UNITED STATES 4.3%
Global X FTSE Colombia 20 ETF	15,000	$285,300
iShares MSCI Taiwan Index Fund ETF	65,000	951,600

Total Exchange Traded Funds (cost $1,226,866)		1,236,900

Mutual Fund 3.4%
Money Market Fund 3.4%
Fidelity Institutional Money Market Fund — Institutional Class, 0.09% (b)	955,926	955,926

Total Mutual Fund (cost $955,926)		955,926

Total Investments (cost $28,492,291) (c) — 100.1%		28,509,150

Liabilities in excess of other assets — (0.1)%		(35,967)

NET ASSETS — 100.0%		$28,473,183

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2014 was $559,008 which represents 1.96% of net assets.

(b)	Represents 7-day effective yield as of April 30, 2014.

(c)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.
ADR	American Depositary Receipt

AE	Limited Company

ETF	Exchange Traded Fund

GDR	Global Depositary Receipt

Ltd.	Limited

OAO	Joint Stock Company

OJSC	Open Joint Stock Company

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Bailard Emerging Markets Equity Fund
Assets:
Investments, at value (cost $28,492,291)	$28,509,150
Dividends receivable	20,452
Receivable for investments sold	81,128
Receivable for capital shares issued	55,000

Total Assets	28,665,730

Liabilities:
Payable for investments purchased	169,670
Accrued expenses and other payables:
Investment advisory fees	7,475
Fund administration fees	4,360
Distribution fees	10
Administrative servicing fees	6
Accounting and transfer agent fees	569
Trustee fees	318
Custodian fees	495
Compliance program costs (Note 3)	31
Organization and offering cost	170
Professional fees	6,320
Printing fees	2,504
Other	619

Total Liabilities	192,547

Net Assets	$28,473,183

Represented by:
Capital	$28,574,903
Accumulated net investment loss	(2,382)
Accumulated net realized losses from investments and foreign currency transactions	(116,163)
Net unrealized appreciation/(depreciation) from investments	16,859
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(34)

Net Assets	$28,473,183

Net Assets:
Class A Shares	$10,029
Class C Shares	10,024
Class M Shares	27,477,709
Institutional Service Class Shares	12,201
Institutional Class Shares	963,220

Total	$28,473,183

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,000
Class C Shares	1,000
Class M Shares	2,739,347
Institutional Service Class Shares	1,216
Institutional Class Shares	96,000

Total	2,838,563

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide Bailard Emerging Markets Equity Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.03
Class C Shares (b)	$10.02
Class M Shares	$10.03
Institutional Service Class Shares	$10.03
Institutional Class Shares	$10.03
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.64

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Period Ended April 30, 2014 (Unaudited)

Nationwide Bailard Emerging Markets Equity Fund (a)
INVESTMENT INCOME:
Dividend income	$21,808
Foreign tax withholding	(1,313)

Total Income	20,495

EXPENSES:
Organization and offering costs	170
Investment advisory fees	20,005
Fund administration fees	4,360
Distribution fees Class A	2
Distribution fees Class C	8
Administrative servicing fees Class A	2
Administrative servicing fees Class C	2
Administrative servicing fees Institutional Service Class	2
Professional fees	6,320
Printing fees	2,504
Trustee fees	318
Custodian fees	675
Accounting and transfer agent fees	569
Compliance program costs (Note 3)	31
Other	619

Total expenses before earnings credit and expenses reimbursed	35,587

Earnings credit (Note 5)	(180)
Expenses reimbursed by adviser (Note 3)	(12,530)

Net Expenses	22,877

NET INVESTMENT LOSS	(2,382)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(62,683)
Net realized losses from foreign currency transactions (Note 2)	(53,480)

Net realized losses from investments and foreign currency transactions	(116,163)

Net change in unrealized appreciation/(depreciation) from investments	16,859
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(34)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	16,825

Net realized/unrealized losses from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(99,338)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(101,720)

(a)	For the period from April 1, 2014 (commencement of operations) through April 30, 2014.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

Nationwide Bailard Emerging Markets Equity Fund
Period ended April 30, 2014 (a) (Unaudited)
Operations:
Net investment loss	$(2,382)
Net realized losses from investments and foreign currency transactions	(116,163)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	16,825

Change in net assets resulting from operations	(101,720)

Change in net assets from capital transactions	28,574,903

Change in net assets	28,473,183

Net Assets:
Beginning of period	–

End of period	$28,473,183

Accumulated net investment loss at end of period	$(2,382)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$10,000
Dividends reinvested	–
Cost of shares redeemed	–

Total Class A Shares	10,000

Class C Shares
Proceeds from shares issued	10,000
Dividends reinvested	–
Cost of shares redeemed	–

Total Class C Shares	10,000

Class M Shares
Proceeds from shares issued	27,622,660
Dividends reinvested	–
Cost of shares redeemed	(39,935)

Total Class M Shares	27,582,725

Institutional Service Class Shares
Proceeds from shares issued	12,178
Dividends reinvested	–
Cost of shares redeemed	–

Total Institutional Service Class Shares	12,178

Institutional Class Shares
Proceeds from shares issued	960,000
Dividends reinvested	–
Cost of shares redeemed	–

Total Institutional Class Shares	960,000

Change in net assets from capital transactions	$28,574,903

Statement of Changes in Net Assets (Continued)

Nationwide Bailard Emerging Markets Equity Fund
Period ended April 30, 2014 (a) (Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	1,000
Reinvested	–
Redeemed	–

Total Class A Shares	1,000

Class C Shares
Issued	1,000
Reinvested	–
Redeemed	–

Total Class C Shares	1,000

Class M Shares
Issued	2,743,317
Reinvested	–
Redeemed	(3,970)

Total Class M Shares	2,739,347

Institutional Service Class Shares
Issued	1,216
Reinvested	–
Redeemed	–

Total Institutional Service Class Shares	1,216

Institutional Class Shares
Issued	96,000
Reinvested	–
Redeemed	–

Total Institutional Class Shares	96,000

Total change in shares	2,838,563

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from April 1, 2014 (commencement of operations) through April 30, 2014.

The	accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard Emerging Markets Equity Fund

		Operations			Distributions		Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Loss to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Period Ended April 30, 2014 (f)(g) (Unaudited)	$10.00	–	0.03	0.03	$10.03	0.30%	$10,029	1.60%	(0.52%	)	3.85%	7.66%

Class C Shares
Period Ended April 30, 2014 (f)(g) (Unaudited)	$10.00	(0.01)	0.03	0.02	$10.02	0.20%	$10,024	2.32%	(1.25%	)	4.58%	7.66%

Class M Shares
Period Ended April 30, 2014 (f)(g) (Unaudited)	$10.00	–	0.03	0.03	$10.03	0.30%	$27,477,709	1.11%	(0.13%	)	1.64%	7.66%

Institutional Service Class Shares
Period Ended April 30, 2014 (f)(g) (Unaudited)	$10.00	–	0.03	0.03	$10.03	0.30%	$12,201	1.34%	(0.25%	)	3.50%	7.66%

Institutional Class Shares
Period Ended April 30, 2014 (f)(g) (Unaudited)	$10.00	–	0.03	0.03	$10.03	0.30%	$963,220	1.11%	(0.03%	)	3.36%	7.66%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from April 1, 2014 (commencement of operations) through April 30, 2014. Total return is calculated based on inception date of March 31, 2014 through April 30, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Diverse Managers Fund

For the period from the Fund’s inception on March 31, 2014, through April 30, 2014, the Nationwide Diverse Managers Fund (Institutional Service Class) returned 0.00% versus 0.74% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Global Flexible Portfolio Funds (consisting of 528 funds as of April 30, 2014) was 0.72 % for the one month ended April 30, 2014.

Please note that the Fund has an inception date of March 31, 2014, giving it slightly more than a one-month track record. This abbreviated reporting period provides limited insights.

The following commentary is provided by Strategic Global Advisors, LLC

Market Environment and Performance

International equity markets delivered positive returns in April 2014 as sleeve’s benchmark, the MSCI World ex USA Investable Market Index (IMI) (net index) returned 1.34% for the month. The U.S. equity market, while still delivering positive returns, did not perform as well as international equity markets, with the Russell 1000® Index (net index), a broad-based measurement of large-capitalization U.S. equities, returning 0.47% for the same period. The best-performing sectors within the MSCI World ex USA IMI (net index) for April were energy, with 6.7%; consumer staples, with 3.3%; and materials, with 2.0%; conversely, two sectors posted negative returns: consumer discretionary, which registered -0.5%; and information technology, with -3.5%.

In this environment, the all-capitalization non-U.S. equity portion of the Fund that we manage for the Nationwide Diverse Managers Fund underperformed the benchmark used to track sleeve performance in April by 94 basis points, returning 0.40% vs. 1.34% for the MSCI World ex USA IMI (net index).

April 2014 Fund Commentary

For the month of April 2014, the Fund’s stock selection within sectors was negative while returns to sector allocation were slightly positive. Stock selection was positive in financials but was more than offset by weak selection in a number of other sectors, including consumer staples, materials and information technology. Within information technology, some of the Fund’s holdings that had performed well through the end of March underperformed in April, such as Japanese provider of printers and computer hardware Seiko Epson, which registered -12.5% for April, and UK-based computer software and hardware provider Pace Plc, with -18.0% for the same period.

From a country perspective, the Fund’s negative stock selection within countries drove benchmark-relative performance for April, while country allocation within the Fund was slightly negative. Country allocation was negative, in part, because of the Fund’s small overweight position in Japan, which registered -2.5% for the month. By contrast, the Fund’s stock selection was positive in Japan; strong contributors were Fund holdings in electrical equipment manufacturer Fujitsu General, with 19.2%, and Sumitomo Metal Mining, with 19.9%. The Fund’s stock selection in other areas of the world, however, was weak, especially in the UK, where the Fund’s holdings returned 1.3% versus 3.6% for UK stocks in the benchmark for the month of April.

April 2014 Fund Positioning

The Fund’s sector weights were kept fairly close to those of the sleeve’s benchmark during the one-month reporting period, and as of the end of the April, the Fund’s largest overweights were in health care, 1.8%, and information technology, 1.6%; the Fund’s largest underweights were in utilities, -1.2%, and consumer staples, -1.4%.

Subadviser:

Strategic Global Advisors, LLC

Portfolio Managers:

Gary Baierl, Ph.D.; Cynthia Tusan, CFA; and Mark Wimer, CFA

Fund Commentary (con’t.)	Nationwide Diverse Managers Fund

The following commentary is provided by Ariel Investments, LLC

Generally speaking, we do not provide commentary for a period this short as it is not long enough to be meaningful. During this period, we can say that the Fund’s sector allocation modestly boosted Fund returns while stock selection accounted for more than 100% of the Fund’s shortfall. We often find that during downturns our small-capitalization deep value holdings outperform, but this effect only applies after multiple months of investment.

We did not employ derivatives in the Fund.

Subadviser:

Ariel Investments, LLC

Portfolio Managers:

Kenneth E. Kuhrt, CPA and David M. Maley

The following commentary is provided by Garcia Hamilton & Associates, L. P.

With the decline in interest rates that occurred during the one-month reporting period, the bond market delivered positive performance for April 2014 with the return on the Barclays U.S. Aggregate Bond Index (index used to track sleeve performance) coming in at 0.84%. Spread product performed well as all four spread sectors delivered positive excess return for the period. Corporate bonds were the leader with 41 basis points of excess return, followed by mortgage-backed securities with an excess return of 33 basis points. Agencies and asset-backed securities provided an excess return of 21 basis points and 14 basis points, respectively. Thus, the Barclays U.S. Aggregate Bond Index provided an excess return of 23 basis points in April.

The spread tightening benefited the Fund as we maintained an overweight spread product at the expense of Treasurys. As of the end of April 2014, the Fund held approximately 44% in the corporate sector versus the Barclays U.S. Aggregate Bond Index’s weighting of 29%. In the Agency and Agency mortgage-backed securities sectors, the Fund held approximately 14% and 27%, respectively, as of the end of April versus the Index’s weightings of 4% and 29%, respectively.

Our duration position also benefited the Fund as it was marginally longer than the duration of the benchmark during a period of declining rates. We expect that Treasury rates will continue to generally move sideways-to-lower from here in the short term; therefore, we will maintain the duration of the Fund to be marginally longer than that of the index. In addition, although the Fund is still overweight spread product, we have begun the process of scaling back the Fund’s corporate exposure to reduce risk. Given the dramatic spread tightening we have seen in corporate bonds throughout recent years, the risk/reward characteristics in the corporate sector asset class are not as attractive as they once were. A 2% weighting in cash was the largest detractor from relative performance.

Subadviser:

Garcia Hamilton & Associates, L. P.

Portfolio Managers:

Jeffrey D. Detwiler, CFA, AAMS; Gilbert Andrew Garcia, CFA; and Nancy Rodriguez

The following commentary is provided by Herndon Capital Management, LLC

The Russell 1000® Value Index gained nearly 0.95% in April 2014. Performance was positive as six of the 10 sectors in the sleeve’s benchmark outperformed. The leading sectors in the benchmark were energy, up 5% for the month of April; utilities, up 4%; and telecommunications, up 3%. The laggards for the month included financials, down 2%; health care, down 1%; and consumer discretionary, which was flat for the month.

The portion of the Fund we manage outperformed the Russell 1000 Value Index for the month of April, gaining 1.30% (outperforming the benchmark by 0.35%), as four of 10 sectors outperformed their respective benchmark sector and/or overall Russell 1000 Value Index benchmark. For April, The Fund’s stock selection was negative while its sector allocation was positive, and was the main driver of relative outperformance for the Fund.

Fund Commentary (con’t.)	Nationwide Diverse Managers Fund

The Fund’s most pronounced relative overweight sectors continued to be energy, technology, consumer staples, consumer discretionary and materials. The Fund’s largest relative underweights were financials, health care, utilities and telecommunications.

The sectors within the Fund that provided the greatest relative contribution to performance for the one-month reporting period were energy, up 7%; health care, up 2%; and consumer staples, up 5%. The Fund sectors with the lowest level of relative contribution for the period were consumer discretionary, down 4%; technology, flat for the month; and utilities, up 2%.

Subadviser:

Herndon Capital Management, LLC

Portfolio Manager:

Randell A. Cain Jr., CFA

The Fund is subject to the risks of investing in equity securities and the risks associated with investing in foreign securities, specifically in emerging markets. The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Diverse Managers Fund

Objective

The Fund seeks long-term capital appreciation.

Asset Allocation†

Common Stocks	58.4%
Corporate Bonds	17.6%
U.S. Government Mortgage Backed Agencies	10.7%
U.S. Government Sponsored & Agency Obligations	5.6%
U.S. Treasury Bond	5.2%
Mutual Fund	2.0%
U.S. Treasury Note	0.7%
Liabilities in excess of other assets	(0.2)%
100.0%

Top Industries††

Diversified Financial Services	12.4%
Oil, Gas & Consumable Fuels	9.1%
Banks	5.2%
Insurance	5.1%
Chemicals	2.9%
Capital Markets	2.7%
Pharmaceuticals	2.4%
Technology Hardware, Storage & Peripherals	2.3%
Diversified Telecommunication Services	2.1%
Aerospace & Defense	1.7%
Other Industries	54.1%
100.0%

Top Holdings††

U.S. Treasury Bond, 2.75%, 08/15/42	5.2%
Federal Home Loan Banks, 1.63%, 04/28/17	2.8%
Federal Home Loan Banks, 1.63%, 03/27/17	2.8%
Fidelity Institutional Money Market Fund — Institutional Class	2.0%
Wells Fargo & Co., 3.45%, 02/13/23	2.0%
Goldman Sachs Group, Inc. (The), 5.25%, 07/27/21	1.9%
Morgan Stanley, 5.75%, 01/25/21	1.9%
Citigroup, Inc., 4.05%, 07/30/22	1.9%
Federal Home Loan Mortgage Corp. Gold Pool, 5.50%, 05/01/23	1.9%
Federal National Mortgage Association Pool, 5.50%, 02/01/30	1.8%
Other Holdings	75.8%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Percentages indicated are based upon total investments as of April 30, 2014.

Fund Performance	Nationwide Diverse Managers Fund

Average Annual Total Return

(For the period ended April 30, 2014)

Inception*
Institutional Service Class[1]	0.00%[2]
S&P 500® Index	0.74%
CPI	0.33%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Not subject to any SCs.

[2]	Since inception date of March 31, 2014.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Institutional Service Class	1.62%	1.09%

*	Current effective prospectus dated March 25, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance (con’t.)	Nationwide Diverse Managers Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide Diverse Managers Fund from inception through 4/30/14 versus the S&P 500® Index and the Consumer Price Index (CPI) from 4/1/14 through 4/30/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Diverse Managers Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (April 1, 2014 (commencement of operations)) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from April 1, 2014 (commencement of operations) through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from April 1, 2014 (commencement of operations) through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Diverse Managers Fund April 30, 2014			Beginning Account Value ($) 04/01/14	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 04/01/14 - 04/30/14	Expense Ratio During Period (%) 04/01/14 - 04/30/14
Institutional Service Class Shares	Actual	[a]	1,000.00	1,000.00	0.81	0.98
	Hypothetical	[b,c]	1,000.00	1,019.93	4.91	0.98

a	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from April 1, 2014 through April 30, 2014 to reflect the period from commencement of operations.

b	Represents the hypothetical 5% return before expenses.

c	Hypothetical expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Diverse Managers Fund

Common Stocks 58.4%

	Shares	Market Value

Aerospace & Defense 1.7%
Airbus Group NV	136	$9,349
BAE Systems PLC	1,803	12,198
Lockheed Martin Corp.	918	150,681
Rockwell Collins, Inc.	1,236	95,975

		268,203

Air Freight & Logistics 0.7%
Kintetsu World Express, Inc.	300	11,906
United Parcel Service, Inc., Class B	992	97,712

		109,618

Airlines 0.3%
Copa Holdings SA, Class A	350	47,348

Auto Components 0.8%
Continental AG	122	28,707
Spartan Motors, Inc.	9,900	52,569
Superior Industries International, Inc.	1,600	33,824
Valeo SA	66	9,064
Yokohama Rubber Co., Ltd. (The)	1,000	8,932

		133,096

Automobiles 0.3%
Bayerische Motoren Werke AG	229	28,786
Daimler AG REG	106	9,869
Toyota Motor Corp.	200	10,806

		49,461

Banks 2.0%
Australia & New Zealand Banking Group Ltd.	960	30,871
Bank of East Asia Ltd.	3,000	12,393
Bank of Yokohama Ltd. (The)	5,000	25,130
Commonwealth Bank of Australia	192	14,124
HSBC Holdings PLC	2,052	20,967
Laurentian Bank of Canada	200	8,591
MB Financial, Inc.	900	24,156
Mitsubishi UFJ Financial Group, Inc.	2,500	13,299
National Bank of Canada	600	24,902
Nedbank Group Ltd.	543	11,640
Royal Bank of Canada	400	26,696
Skandinaviska Enskilda Banken AB, Class A	2,328	32,156
Swedbank AB, Class A	582	15,575
Toronto-Dominion Bank (The)	500	24,055
Westpac Banking Corp.	708	23,190
Woori Finance Holdings Co. Ltd. ADR-KR	300	10,147

		317,892

Beverages 0.4%
Anheuser-Busch InBev NV	226	24,633
Britvic PLC	2,459	30,117
Diageo PLC	394	12,072

		66,822

Common Stocks (continued)

	Shares	Market Value

Biotechnology 1.0%
Actelion Ltd. REG*	492	$48,439
BB Biotech AG REG*	39	6,538
United Therapeutics Corp.*	882	88,209
Vical, Inc.*	15,500	17,515
Zeltia SA*	1,300	4,904

		165,605

Building Products 0.4%
Geberit AG REG	58	19,372
Lindab International AB*	1,067	13,302
Simpson Manufacturing Co., Inc.	1,000	32,790

		65,464

Capital Markets 2.7%
Aberdeen Asset Management PLC	3,483	25,762
Capital Southwest Corp.	1,200	42,120
Cowen Group, Inc., Class A*	25,500	104,805
Eaton Vance Corp.	2,486	89,670
Magellan Financial Group Ltd.	553	6,462
Mediobanca SpA*	2,258	25,062
Waddell & Reed Financial, Inc., Class A	2,155	145,355

		439,236

Chemicals 2.9%
BASF SE*	97	11,253
CF Industries Holdings, Inc.	404	99,049
Landec Corp.*	6,200	73,532
LyondellBasell Industries NV, Class A	1,285	118,862
Methanex Corp.	400	24,776
NewMarket Corp.	293	109,090
Nippon Paint Co. Ltd.	1,000	15,471
Nissan Chemical Industries Ltd.	500	7,452

		459,485

Commercial Services & Supplies 0.8%
ARC Document Solutions, Inc.*	4,900	31,360
Brink’s Co. (The)	1,400	35,616
Team, Inc.*	1,200	51,468
Transcontinental, Inc., Class A	800	11,656

		130,100

Communications Equipment 0.9%
Hitachi Kokusai Electric, Inc.	1,000	11,432
Oplink Communications, Inc.*	2,800	47,992
Pace PLC	2,425	14,943
PC-Tel, Inc.	7,550	62,287

		136,654

Construction& Engineering 0.5%
Furmanite Corp.*	3,800	39,824
JGC Corp.	1,000	32,381

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Diverse Managers Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Construction & Engineering (continued)
Vinci SA	146	$11,024

		83,229

Consumer Finance 1.6%
Discover Financial Services	2,278	127,340
International Personal Finance PLC	2,406	22,755
SLM Corp.	3,968	102,176

		252,271

Containers & Packaging 0.0%†
Huhtamaki OYJ	296	7,783

Diversified Financial Services 2.0%
Banca IFIS SpA	657	14,186
CBOE Holdings, Inc.	2,743	146,366
Challenger Ltd.	2,833	18,639
FirstRand Ltd.	2,500	9,199
London Stock Exchange Group PLC	920	28,195
McGraw Hill Financial, Inc.	1,371	101,358

		317,943

Diversified Telecommunication Services 1.1%
BT Group PLC	6,639	41,445
Hellenic Telecommunications Organization SA ADR-GR*	647	5,111
ORBCOMM, Inc.*	14,600	91,542
Telecom Italia SpA*	15,400	19,790
TPG Telecom Ltd.	3,238	17,955

		175,843

Electric Utilities 0.1%
Cheung Kong Infrastructure Holdings Ltd.	3,000	19,605

Electrical Equipment 0.5%
Fuji Electric Co., Ltd.	4,000	18,153
Gamesa Corp. Tecnologica SA*	650	6,461
Mitsubishi Electric Corp.	2,000	22,774
Nordex SE*	650	10,407
Orion Energy Systems, Inc.*	5,700	30,210

		88,005

Electronic Equipment, Instruments & Components 0.5%
Ingenico	162	14,136
Littelfuse, Inc.	350	31,693
Multi-Fineline Electronix, Inc.*	2,500	30,950

		76,779

Energy Equipment & Services 0.7%
Gulf Island Fabrication, Inc.	2,300	46,138
Mitcham Industries, Inc.*	3,400	46,920
SBM Offshore NV*	381	6,974

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services (continued)
Schoeller-Bleckmann Oilfield Equipment AG	72	$9,152

		109,184

Food & Staples Retailing 0.2%
Distribuidora Internacional de Alimentacion SA	2,421	21,657
Jean Coutu Group PJC, Inc. (The), Class A	700	14,108

		35,765

Food Products 1.3%
Associated British Foods PLC	127	6,377
Campbell Soup Co.	2,033	92,481
Kellogg Co.	1,074	71,775
Maruha Nichiro Corp.*	1,100	17,430
Suedzucker AG	227	4,851
Tate & Lyle PLC	1,145	13,574

		206,488

Gas Utilities 0.1%
Osaka Gas Co., Ltd.	3,000	11,308

Health Care Equipment & Supplies 0.7%
Baxter International, Inc.	1,298	94,482
Nihon Kohden Corp.	400	16,381

		110,863

Hotels, Restaurants & Leisure 1.5%
Century Casinos, Inc.*	9,200	54,740
International Speedway Corp., Class A	2,600	81,744
Wynn Macau Ltd.	1,600	6,332
Yum! Brands, Inc.	1,285	98,932

		241,748

Household Durables 0.4%
Berkeley Group Holdings PLC	337	13,076
Ez Tec Empreendimentos e Participacoes SA*	800	9,820
Fujitsu General Ltd.	2,000	23,080
Sekisui Chemical Co., Ltd.	1,000	10,134

		56,110

Household Products 1.0%
Colgate-Palmolive Co.	1,925	129,553
Reckitt Benckiser Group PLC	332	26,801

		156,354

Independent Power and Renewable Electricity Producers 0.3%
AES Corp. (The)	3,368	48,668

Industrial Conglomerates 0.2%
Keppel Corp., Ltd. ADR	1,600	18,494
Siemens AG REG	87	11,477

		29,971

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Diverse Managers Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Information Technology Services 1.5%
Cap Gemini SA	194	$13,707
International Business Machines Corp.	636	124,955
NeuStar, Inc., Class A*	1,494	38,425
Western Union Co. (The)	4,202	66,686

		243,773

Insurance 2.1%
Aflac, Inc.	2,253	141,308
Allianz SE REG	191	33,240
First American Financial Corp.	3,700	98,420
SCOR SE*	831	30,409
Standard Life PLC	941	6,083
Swiss Re AG*	269	23,522

		332,982

Internet Software & Services 0.8%
NetEase.com, Inc. ADR-CN	300	20,427
RealNetworks, Inc.*	6,000	45,240
SouFun Holdings Ltd. ADR-CN	1,000	11,770
XO Group, Inc.*	5,500	58,410

		135,847

Leisure Products 0.1%
Namco Bandai Holdings, Inc.	400	8,642

Machinery 1.4%
Bodycote PLC	1,096	13,524
Caterpillar, Inc.	134	14,124
Duerr AG*	223	17,645
Hoshizaki Electric Co. Ltd.	200	8,093
IMI PLC	804	20,391
Joy Global, Inc.	2,118	127,885
Kubota Corp.	1,000	12,889
OC Oerlikon Corp. AG REG*	679	10,816

		225,367

Media 0.2%
Aimia, Inc.	500	8,052
ITV PLC	2,830	8,705
Reed Elsevier PLC	841	12,403
Rightmove PLC	151	6,151

		35,311

Metals & Mining 0.8%
Arrium Ltd.	6,862	7,647
Aurubis AG	238	12,715
Hitachi Metals Ltd.	1,000	13,579
JFE Holdings, Inc.	600	11,089
Mount Gibson Iron Ltd.	10,670	7,287
Rio Tinto Ltd.	272	15,686
Southern Copper Corp.	673	20,284
Sumitomo Metal Mining Co., Ltd.	1,000	15,105

Common Stocks (continued)

	Shares	Market Value

Metals & Mining (continued)
Voestalpine AG	423	$19,322

		122,714

Multiline Retail 0.2%
Canadian Tire Corp., Ltd., Class A	200	19,643
Izumi Co. Ltd.	300	8,779
Marui Group Co., Ltd.	900	7,994

		36,416

Multi-Utilities 0.1%
Atco Ltd.	400	19,528

Oil, Gas & Consumable Fuels 9.1%
Apache Corp.	1,139	98,865
BP PLC	3,405	28,749
Caltex Australia Ltd.	550	11,417
Chevron Corp.	1,126	141,336
ConocoPhillips	759	56,401
Contango Oil & Gas Co.*	2,650	127,306
Continental Resources, Inc.*	869	120,374
DNO International ASA*	5,562	19,317
Exxon Mobil Corp.	1,090	111,627
HollyFrontier Corp.	2,253	118,485
Idemitsu Kosan Co., Ltd.	400	8,845
Japan Petroleum Exploration Co.	100	3,723
Marathon Petroleum Corp.	1,653	153,646
Murphy Oil Corp.	1,481	93,940
Neste Oil OYJ	961	19,732
Oasis Petroleum, Inc.*	2,180	101,392
OMV AG	193	9,024
Rentech, Inc.*	38,800	82,256
Royal Dutch Shell PLC, Class B	708	30,062
SM Energy Co.	1,127	83,545
Statoil ASA	340	10,365
Total SA	212	15,167
Woodside Petroleum Ltd.	485	18,435

		1,464,009

Paper & Forest Products 0.3%
Canfor Corp.*	500	11,341
Mondi PLC	650	10,805
Stora Enso OYJ	2,556	26,101

		48,247

Personal Products 0.1%
Kao Corp.	500	18,824

Pharmaceuticals 2.4%
Mylan, Inc.*	2,669	135,532
Novartis AG REG	349	30,339
Novo Nordisk A/S, Class B	563	25,552
Otsuka Holdings Co., Ltd.	1,100	31,688
Pozen, Inc.*	5,500	45,980

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Diverse Managers Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals (continued)
Roche Holding AG	97	$28,455
Sanofi	523	56,442
Shire PLC	446	25,508

		379,496

Professional Services 0.4%
Pendrell Corp.*	42,600	70,290

Real Estate Investment Trusts (REITs) 1.6%
American Capital Agency Corp.	5,168	117,365
Apartment Investment & Management Co., Class A	3,441	106,086
Klepierre	345	15,829
Link REIT (The)	2,500	12,447

		251,727

Real Estate Management & Development 0.5%
AV Homes, Inc.*	3,450	59,099
Daito Trust Construction Co., Ltd.	200	20,352

		79,451

Road & Rail 0.1%
Central Japan Railway Co.	100	12,283

Semiconductors & Semiconductor Equipment 0.8%
Brooks Automation, Inc.	3,800	38,874
FormFactor, Inc.*	6,000	34,500
Nuflare Technology, Inc.	100	6,221
Shunfeng Photovoltaic International Ltd.*	8,000	10,332
Sigma Designs, Inc.*	8,600	32,422
Ulvac, Inc.*	700	13,267

		135,616

Software 1.5%
AVG Technologies NV*	500	9,365
Microsoft Corp.	3,025	122,210
Open Text Corp.	300	14,794
Rosetta Stone, Inc.*	5,700	67,887
Telenav, Inc.*	4,400	26,972

		241,228

Specialty Retail 1.5%
Ross Stores, Inc.	1,334	90,819
TJX Cos., Inc. (The)	2,535	147,486

		238,305

Technology Hardware, Storage & Peripherals 2.3%
Apple, Inc.	257	151,653
Imation Corp.*	12,700	54,864
Seiko Epson Corp.	700	19,103
Western Digital Corp.	1,579	139,157

		364,777

Common Stocks (continued)

	Shares	Market Value

Textiles, Apparel & Luxury Goods 0.8%
Christian Dior SA	104	$21,399
Coach, Inc.	1,628	72,690
Pandora A/S	455	30,672

		124,761

Thrifts & Mortgage Finance 0.1%
Home Capital Group, Inc.	300	12,675

Tobacco 1.4%
Altria Group, Inc.	3,049	122,295
Japan Tobacco, Inc.	300	9,861
Philip Morris International, Inc.	1,114	95,169

		227,325

Trading Companies & Distributors 0.5%
Erickson, Inc.*	4,800	75,888

Wireless Telecommunication Services 0.2%
KDDI Corp.	500	26,666

Total Common Stocks (cost $9,386,240)		9,349,049

Corporate Bonds 17.6%

	Principal Amount

Banks 3.2%
PNC Funding Corp., 3.30%, 03/08/22	$190,000	192,255
Wells Fargo & Co., 3.45%, 02/13/23	320,000	313,625

		505,880

Diversified Financial Services 10.4%
Bank of America Corp., 5.70%, 01/24/22	235,000	268,197
Citigroup, Inc., 4.05%, 07/30/22	305,000	307,525
General Electric Capital Corp., 4.65%, 10/17/21	230,000	254,392
Goldman Sachs Group, Inc. (The), 5.25%, 07/27/21	280,000	311,270
JPMorgan Chase & Co., 4.50%, 01/24/22	205,000	221,232
Morgan Stanley, 5.75%, 01/25/21	270,000	308,565

		1,671,181

Diversified Telecommunication Services 1.0%
AT&T, Inc., 3.00%, 02/15/22	165,000	162,653

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Diverse Managers Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance 3.0%
Aflac, Inc., 8.50%, 05/15/19	$160,000	$206,802
MetLife, Inc., 4.37%, 09/15/23	255,000	272,954

		479,756

Total Corporate Bonds (cost $2,815,057)		2,819,470

U.S. Government Mortgage Backed Agencies 10.7%
Federal Home Loan Mortgage Corp. Gold Pool Pool# G12396 6.00%, 10/01/21	179,280	196,920
Pool# G13144 5.50%, 05/01/23	277,279	301,378
Pool# G13654 5.50%, 03/01/24	127,762	138,821
Pool# G30371 5.50%, 12/01/27	213,188	235,486
Federal National Mortgage Association Pool Pool# 256455 5.50%, 10/01/21	254,960	276,521
Pool# 993717 5.00%, 07/01/23	115,952	125,233
Pool# AE0213 5.50%, 12/01/29	124,797	137,994
Pool# AE0367 5.50%, 02/01/30	267,682	295,988

Total U.S. Government Mortgage Backed Agencies (cost $1,709,757)		1,708,341

U.S. Government Sponsored & Agency Obligations 5.6%
Federal Home Loan Banks
1.63%, 03/27/17	440,000	444,849
1.63%, 04/28/17	440,000	445,020

Total U.S. Government Sponsored & Agency Obligations (cost $890,109)		889,869

U.S. Treasury Bond 5.2%
U.S. Treasury Bond, 2.75%, 08/15/42	960,000	837,450

Total U.S. Treasury Bond (cost $820,618)		837,450

U.S. Treasury Note 0.7%

	Principal Amount	Market Value

U.S. Treasury Note, 1.75%, 05/15/22	$120,000	$114,000

Total U.S. Treasury Note (cost $113,759)		114,000

Mutual Fund 2.0%

	Shares

Money Market Fund 2.0%
Fidelity Institutional Money Market Fund — Institutional Class, 0.09% (a)	316,744	316,744

Total Mutual Fund (cost $316,744)		316,744

Total Investments (cost $16,052,284) (b) — 100.2%		16,034,923

Liabilities in excess of other assets — (0.2)%		(28,007)

NET ASSETS — 100.0%		$16,006,916

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of April 30, 2014.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

CN	China

GR	Greece

KR	South Korea

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SE	European Public Limited Liability Company

SpA	Limited Share Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Diverse Managers Fund
Assets:
Investments, at value (cost $16,052,284)	$16,034,923
Foreign currencies, at value (cost $392)	392
Interest and dividends receivable	51,758
Receivable for investments sold	47,977
Reclaims receivable	185
Receivable for investment advisory fees	3,057

Total Assets	16,138,292

Liabilities:
Payable for investments purchased	115,073
Cash overdraft (Note 2)	333
Accrued expenses and other payables:
Fund administration fees	4,670
Administrative servicing fees	1,901
Accounting and transfer agent fees	683
Trustee fees	55
Custodian fees	83
Compliance program costs (Note 3)	5
Organization and offering cost	56
Professional fees	5,483
Printing fees	2,504
Other	530

Total Liabilities	131,376

Net Assets	$16,006,916

Represented by:
Capital	$16,000,000
Accumulated undistributed net investment income	16,291
Accumulated net realized gains from investments and foreign currency transactions	7,974
Net unrealized appreciation/(depreciation) from investments	(17,361)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	12

Net Assets	$16,006,916

Net Assets:
Institutional Service Class Shares	$16,006,916

Total	$16,006,916

Shares Outstanding (unlimited number of shares authorized):
Institutional Service Class Shares	1,600,000

Total	1,600,000

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Institutional Service Class Shares	$10.00

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the period Ended April 30, 2014 (Unaudited)

Nationwide Diverse Managers Fund (a)
INVESTMENT INCOME:
Dividend income	$16,545
Interest income	13,799
Foreign tax withholding	(1,139)

Total Income	29,205

EXPENSES:
Organization and offering costs	56
Investment advisory fees	7,605
Fund administration fees	4,670
Administrative servicing fees Institutional Service Class	1,901
Professional fees	5,483
Printing fees	2,504
Trustee fees	55
Custodian fees	84
Accounting and transfer agent fees	683
Compliance program costs (Note 3)	5
Other	530

Total expenses before expenses reimbursed	23,576

Expenses reimbursed by adviser (Note 3)	(10,662)

Net Expenses	12,914

NET INVESTMENT INCOME	16,291

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	8,620
Net realized losses from foreign currency transactions (Note 2)	(646)

Net realized gains from investments and foreign currency transactions	7,974

Net change in unrealized appreciation/(depreciation) from investments	(17,361)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	12

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(17,349)

Net realized/unrealized losses from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(9,375)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,916

(a)	For the period from April 1, 2014 (commencement of operations) through April 30, 2014.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

Nationwide Diverse Managers Fund
Period Ended April 30, 2014 (a) (Unaudited)
Operations:
Net investment income	$16,291
Net realized gains from investments and foreign currency transactions	7,974
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(17,349)

Change in net assets resulting from operations	6,916

Change in net assets from capital transactions	16,000,000

Change in net assets	16,006,916

Net Assets:
Beginning of period	–

End of period	$16,006,916

Accumulated undistributed net investment income at end of period	$16,291

CAPITAL TRANSACTIONS:
Institutional Service Class Shares
Proceeds from shares issued	$16,000,000
Dividends reinvested	–
Cost of shares redeemed	–

Total Institutional Service Class Shares	16,000,000

Change in net assets from capital transactions	$16,000,000

SHARE TRANSACTIONS:
Institutional Service Class Shares
Issued	1,600,000
Reinvested	–
Redeemed	–

Total Institutional Service Class Shares	1,600,000

Total change in shares	1,600,000

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from April 1, 2014 (commencement of operations) through April 30, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Diverse Managers Fund

		Operations			Distributions		Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Losses from Investments	Total from Operations	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover
Institutional Service Class Shares
Period Ended April 30, 2014 (d)(e) (Unaudited)	$10.00	0.01	(0.01)	–	$10.00	–	$16,006,916	0.98%	1.24%	1.80%	2.25%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for period less than one year.
(b)	Annualized for period less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Per share calculations were performed using average shares method.
(e)	For the period from April 1, 2014 (commencement of operations) through April 30, 2014. Total Return is calculated based on inception date of March 31, 2014 though April 30, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Global Equity Fund

For the semiannual period ended April 30, 2014, the Nationwide Global Equity Fund (Class A at NAV) returned 5.04% versus 6.32% for its benchmark, the MSCI World IndexSM Free. For broader comparison, the median return for the Fund’s closest Lipper peer category of Global Multi-Cap Core Funds (consisting of 179 funds as of April 30, 2014) was 4.98% for the same time period.

During the reporting period, market returns were strong as the recovery in the U.S. moved ahead. At the same time, European markets performed well, especially in the previously depressed peripheral markets of Spain, Portugal and Ireland, which had been very depressed. Signs of structural improvement in Europe included stabilization of unemployment levels, narrowing of the productivity differential between the work forces in the periphery and core economies such as Germany, and a rally in the Spanish real estate market.

During the six-month reporting period, the Fund’s stock selection detracted from Fund returns, while the Fund’s sector allocation was modestly negative for results.

Relative to the Fund’s benchmark, the best-performing sectors for the Fund during the reporting period were the Fund’s investments in a mix of defensive and cyclical sectors, including consumer staples, health care, materials and consumer discretionary. The largest detractors from relative Fund performance during the reporting period included financials, technology, energy and telecommunications.

The stocks that contributed most to Fund performance during the reporting period were Fund holdings in Microb Technology, Inc.; Catcher Technology; Intesa Sanpaolo S.p.A.; and LyondellBasell Industries NV. The largest detractors from relative Fund performance during the reporting period included Fund holdings in Control4 Corp., Orix Corp., Rocket Fuel, Inc. and China Construction Bank Corp.

Subadviser:

UBS Global Asset Management (Americas) Inc.

Portfolio Managers:

Charles Burbeck and Nick Irish, ASIP

The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of smaller companies, as well as the risks of investing in foreign securities. Funds that concentrate on specific countries may be subject to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Global Equity Fund

Objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Highlights

•

The Nationwide Global Equity Fund (Class A at NAV) returned 5.04% for the semiannual period, underperforming the MSCI World IndexSM Free by 1.28% and outperforming the Lipper peer category median by 0.06%.

•	During the six-month reporting period, the Fund’s stock selection detracted from Fund returns, while sector allocation was modestly negative for results.

•

Relative to the Fund’s benchmark, the best-performing sectors for the Fund during the reporting period were the Fund’s investments in a mix of defensive and cyclical sectors, including consumer staples, health care, materials and consumer discretionary. The largest detractors from relative Fund performance during the reporting period included the Fund’s investments in financials, technology, energy and telecommunications.

Asset Allocation†

Common Stocks	98.8%
Mutual Fund	0.7%
Warrant	0.1%
Other assets in excess of liabilities	0.4%
100.0%

Top Industries††

Banks	12.4%
Oil, Gas & Consumable Fuels	8.8%
Pharmaceuticals	6.5%
Media	4.8%
Food Products	4.1%
Insurance	4.1%
Semiconductors & Semiconductor Equipment	3.8%
Internet Software & Services	3.0%
Capital Markets	2.8%
Chemicals	2.7%
Other Industries	47.0%
100.0%

Top Holdings††

Carrefour SA	1.8%
LyondellBasell Industries NV, Class A	1.8%
AbbVie, Inc.	1.7%
Morgan Stanley	1.7%
Time Warner, Inc.	1.6%
Nestle SA	1.6%
Wells Fargo & Co.	1.5%
Procter & Gamble Co. (The)	1.5%
Thermo Fisher Scientific, Inc.	1.5%
Bayer AG	1.5%
Other Holdings	83.8%
100.0%

Top Countries††

United States	38.8%
Japan	10.3%
United Kingdom	10.0%
Switzerland	6.0%
France	5.1%
Spain	4.0%
Canada	3.8%
China	2.2%
South Korea	2.1%
Hong Kong	1.9%
Other Countries	15.8%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Percentages indicated are based upon total investments as of April 30, 2014.

Fund Performance	Nationwide Global Equity Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	5.04%	16.90%	15.43%	6.45%	-
	w/SC3	(1.01)%	10.20%	14.13%	5.85%	-
Class C1	w/o SC2	4.78%	16.12%	14.66%	5.70%	-
	w/SC4	3.78%	15.12%	14.66%	5.70%	-
Institutional Service Class[5]		5.11%	17.13%	-	-	23.65%	[6]*
Institutional Class[1,5,7]		5.26%	17.29%	15.78%	6.79%	-
MSCI World Index(SM) Free		6.32%	16.62%	16.03%	7.17%	-
CPI		1.51%	1.95%	2.14%	2.35%	-

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Since inception date of November 21, 2012.

[7]	Effective November 19, 2012, Class Y Shares were renamed Institutional Class Shares.

Expense Ratios

	Gross Ratio*	Expense Ratio*
Class A	1.68%	1.26%
Class C	2.40%	1.98%
Institutional Service Class	1.45%	1.03%
Institutional Class	1.37%	0.95%

*	Current effective prospectus dated March 1, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance (con’t.)	Nationwide Global Equity Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Global Equity Fund versus the MSCI World Index(SM) Free and the Consumer Price Index (CPI) over the 10-year period ended 4/30/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Global Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Global Equity Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14	Expense Ratio During Period (%) 11/01/13 - 04/30/14
Class A Shares	Actual	[a]	1,000.00	1,050.40	7.12	1.40
	Hypothetical	[a,b]	1,000.00	1,017.85	7.00	1.40
Class C Shares	Actual	[a]	1,000.00	1,047.80	9.90	1.95
	Hypothetical	[a,b]	1,000.00	1,015.12	9.74	1.95
Institutional Service Class Shares	Actual	[a]	1,000.00	1,051.10	5.80	1.14
	Hypothetical	[a,b]	1,000.00	1,019.14	5.71	1.14
Institutional Class Shares	Actual	[a]	1,000.00	1,052.60	4.83	0.95
	Hypothetical	[a,b]	1,000.00	1,020.08	4.76	0.95

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Global Equity Fund

Common Stocks 98.8%

	Shares	Market Value

AUSTRIA 0.6%
Real Estate Management & Development 0.6%
BUWOG AG*	5,655	$103,835
Immofinanz AG*	113,102	419,269

		523,104

BRAZIL 0.8%
Information Technology Services 0.8%
Cielo SA	40,560	718,520

CANADA 3.7%
Oil, Gas & Consumable Fuels 3.7%
Canadian Oil Sands Ltd.	51,700	1,120,745
Gran Tierra Energy, Inc.*	101,500	721,395
Lightstream Resources Ltd.	63,956	384,535
ShaMaran Petroleum Corp.*	881,000	325,537
Suncor Energy, Inc.	20,500	790,785

		3,342,997

CHINA 2.1%
Banks 1.3%
China Construction Bank Corp., H Shares	1,671,450	1,157,268

Electronic Equipment, Instruments & Components 0.8%
Hollysys Automation Technologies Ltd.*	35,300	755,773

		1,913,041

DENMARK 1.0%
Marine 1.0%
AP Moeller — Maersk A/S, Class B	357	852,252

FRANCE 5.0%
Automobiles 1.0%
Peugeot SA*	51,676	914,302

Electrical Equipment 1.3%
Schneider Electric SA	12,582	1,181,085

Food & Staples Retailing 1.9%
Carrefour SA	41,811	1,629,838

Oil, Gas & Consumable Fuels 0.8%
Etablissements Maurel et Prom	39,029	696,368

		4,421,593

GERMANY 1.4%
Pharmaceuticals 1.4%
Bayer AG REG	9,300	1,293,089

GREECE 0.6%
Banks 0.6%
Piraeus Bank SA*	210,000	495,596

HONG KONG 1.9%
Insurance 1.3%
AIA Group Ltd.	236,655	1,150,994

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Wireless Telecommunication Services 0.6%
China Mobile Ltd.	60,000	$571,109

		1,722,103

INDONESIA 0.8%
Banks 0.8%
Bank Rakyat Indonesia Persero Tbk PT	789,000	677,558

IRELAND 0.9%
Banks 0.9%
Bank of Ireland*	2,006,932	785,389

ISRAEL 1.0%
Software 1.0%
Check Point Software Technologies Ltd.*	14,400	922,464

ITALY 1.3%
Banks 1.3%
Intesa Sanpaolo SpA	337,523	1,155,014

JAPAN 10.3%
Airlines 1.1%
Japan Airlines Co., Ltd.	18,600	962,911

Banks 1.0%
Mitsubishi UFJ Financial Group, Inc.	164,400	874,525

Diversified Financial Services 1.4%
ORIX Corp.	84,200	1,220,045

Electronic Equipment, Instruments & Components 0.9%
Hitachi Ltd.	111,000	791,312

Household Durables 1.4%
Panasonic Corp.	110,900	1,208,817

Leisure Products 0.3%
Sankyo Co., Ltd.	7,700	307,931

Machinery 1.4%
Hino Motors Ltd.	51,200	674,516
THK Co., Ltd.	33,200	701,733

		1,376,249

Personal Products 1.4%
Shiseido Co., Ltd.	67,500	1,205,948

Pharmaceuticals 0.7%
Astellas Pharma, Inc.	55,500	618,797

Real Estate Management & Development 0.7%
Sumitomo Realty & Development Co., Ltd.	17,000	659,589

		9,226,124

LUXEMBOURG 1.0%
Real Estate Management & Development 1.0%
Grand City Properties SA*	78,153	880,416

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Global Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

NETHERLANDS 1.9%
Beverages 1.0%
Heineken NV	12,896	$895,723

Chemicals 0.9%
Koninklijke DSM NV	11,154	800,945

		1,696,668

NORWAY 1.1%
Diversified Telecommunication Services 1.1%
Telenor ASA	42,935	1,008,845

RUSSIA 0.4%
Banks 0.4%
Sberbank of Russia*	182,806	373,048

SOUTH AFRICA 1.3%
Media 1.3%
Naspers Ltd., Class N	12,159	1,149,017

SOUTH KOREA 2.1%
Semiconductors & Semiconductor Equipment 2.1%
Samsung Electronics Co., Ltd.	796	1,037,953
Wonik IPS Co. Ltd.*	80,270	803,912

		1,841,865

SPAIN 4.0%
Banks 2.0%
Banco Santander SA	91,846	913,471
Bankia SA*	423,745	865,551

		1,779,022

Construction & Engineering 1.2%
Obrascon Huarte Lain SA	22,771	1,055,688

Media 0.8%
Atresmedia Corp. de Medios de Comunicacion SA*	48,944	704,259

		3,538,969

SWITZERLAND 6.0%
Capital Markets 1.1%
Credit Suisse Group AG REG*	30,637	971,274

Food Products 1.5%
Nestle SA REG	18,225	1,408,506

Insurance 1.0%
Zurich Insurance Group AG*	2,966	850,526

Metals & Mining 1.0%
Glencore Xstrata PLC*	163,539	882,419

Pharmaceuticals 1.4%
Novartis AG REG	14,488	1,259,479

		5,372,204

Common Stocks (continued)

	Shares	Market Value

TAIWAN 1.0%
Technology Hardware, Storage & Peripherals 1.0%
Catcher Technology Co., Ltd., GDR Reg. S	20,326	$856,541

THAILAND 0.6%
Banks 0.6%
Kasikornbank PCL	89,400	544,184

UNITED KINGDOM 10.0%
Food Products 1.2%
Associated British Foods PLC	21,498	1,079,425

Insurance 0.8%
Direct Line Insurance Group PLC	162,347	686,822

Metals & Mining 1.0%
Rio Tinto PLC	16,614	903,266

Multiline Retail 0.6%
Poundland Group PLC*	83,900	492,257

Oil, Gas & Consumable Fuels 1.1%
BP PLC	119,388	1,008,007

Pharmaceuticals 1.2%
AstraZeneca PLC	14,077	1,111,164

Real Estate Investment Trusts (REITs) 0.9%
Big Yellow Group PLC	96,284	836,928

Specialty Retail 1.0%
Kingfisher PLC	128,015	905,884

Textiles, Apparel & Luxury Goods 0.7%
Burberry Group PLC	25,673	644,759

Tobacco 1.5%
Imperial Tobacco Group PLC	29,649	1,281,264

		8,949,776

UNITED STATES 38.0%
Banks 3.4%
BankUnited, Inc.	22,800	752,172
PNC Financial Services Group, Inc. (The)	12,100	1,016,884
Wells Fargo & Co.	26,950	1,337,798

		3,106,854

Biotechnology 1.5%
Alnylam Pharmaceuticals, Inc.*	5,000	247,650
Celgene Corp.*	6,000	882,060
Incyte Corp., Ltd.*	4,000	194,240

		1,323,950

Building Products 1.1%
Owens Corning, Inc.	24,600	1,004,910

Capital Markets 1.7%
Morgan Stanley	48,300	1,493,919

Chemicals 1.8%
LyondellBasell Industries NV, Class A	17,025	1,574,813

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Global Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Commercial Services & Supplies 1.3%
Herman Miller, Inc.	37,000	$1,140,710

Containers & Packaging 1.0%
Rock-Tenn Co., Class A	9,200	879,612

Electronic Equipment, Instruments & Components 0.5%
Control4 Corp.*	24,900	439,734

Food Products 1.4%
Hormel Foods Corp.	25,500	1,216,095

Gas Utilities 0.6%
UGI Corp.	11,900	555,611

Health Care Equipment & Supplies 1.2%
St. Jude Medical, Inc.	16,500	1,047,255

Health Care Providers & Services 1.4%
HCA Holdings, Inc.*	24,600	1,279,200

Household Durables 1.1%
Whirlpool Corp.	6,200	950,956

Household Products 2.4%
Colgate-Palmolive Co.	11,700	787,410
Procter & Gamble Co. (The)	16,200	1,337,310

		2,124,720

Insurance 1.0%
Prudential Financial, Inc.	11,500	927,820

Internet Software & Services 2.9%
Google, Inc., Class A*	1,860	994,877
Google, Inc., Class C*	2,160	1,137,585
Rocket Fuel, Inc.*	16,100	516,327

		2,648,789

Life Sciences Tools & Services 1.5%
Thermo Fisher Scientific, Inc.	11,650	1,328,100

Machinery 1.1%
Ingersoll-Rand PLC	16,500	986,700

Media 2.7%
Time Warner, Inc.	21,700	1,442,182
Viacom, Inc., Class B	11,600	985,768

		2,427,950

Multi-Utilities 0.9%
MDU Resources Group, Inc.	22,800	807,576

Oil, Gas & Consumable Fuels 3.1%
Hess Corp.	12,300	1,096,668
Occidental Petroleum Corp.	9,900	947,925
Ultra Petroleum Corp.*	25,900	771,820

		2,816,413

Pharmaceuticals 1.7%
AbbVie, Inc.	29,000	1,510,320

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Semiconductors & Semiconductor Equipment 1.7%
Micron Technology, Inc.*	31,000	$809,720
Veeco Instruments, Inc.*	19,600	724,612

		1,534,332

Specialty Retail 1.0%
Lowe’s Cos., Inc.	19,700	904,427

		34,030,766

Total Common Stocks (cost $71,747,839)		88,291,143

Warrant 0.1%

	Number of Warrants

FRANCE 0.1%
Automobiles 0.1%
Peugeot SA, expiring at an exercise price of $7.50 on 04/29/17*	51,676	98,864

Total Warrant (cost $ — )		98,864

Mutual Fund 0.7%

	Shares

Money Market Fund 0.7%
Fidelity Institutional Money Market Fund — Institutional Class, 0.09% (a)	587,153	587,153

Total Mutual Fund (cost $587,153)		587,153

Total Investments (cost $72,334,992) (b) — 99.6%		88,977,160

Other assets in excess of liabilities — 0.4%		337,578

NET ASSETS — 100.0%		$89,314,738

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of April 30, 2014.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Global Equity Fund (Continued)

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

GDR	Global Depositary Receipt

Ltd.	Limited

NV	Public Traded Company

PCL	Public Company Limited

PLC	Public Limited Company

REG	Registered Shares
Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration.

REIT	Real Estate Investment Trust

SA	Stock Company

SpA	Limited Share Company

Tbk PT	State Owned Company

At April 30, 2014, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Brazilian Real	Credit Suisse International	05/20/14	(1,260,000)	$(509,523)	$(561,830)	$(52,307)
British Pound	Credit Suisse International	05/20/14	(315,000)	(526,707)	(531,770)	(5,063)
British Pound	Credit Suisse International	05/20/14	(1,375,000)	(2,285,194)	(2,321,216)	(36,022)
British Pound	Credit Suisse International	05/20/14	(365,000)	(611,058)	(616,177)	(5,119)
Canadian Dollar	Credit Suisse International	05/20/14	(570,000)	(516,568)	(519,821)	(3,253)
Canadian Dollar	Credit Suisse International	05/20/14	(1,390,000)	(1,260,598)	(1,267,634)	(7,036)
Chinese Yuan	Credit Suisse International	05/20/14	(10,110,000)	(1,656,372)	(1,613,771)	42,601
Danish Krone	Credit Suisse International	05/20/14	(2,240,000)	(413,509)	(416,391)	(2,882)
Euro	Goldman Sachs International	05/20/14	(265,000)	(363,794)	(367,635)	(3,841)
Euro	Goldman Sachs International	05/20/14	(775,000)	(1,074,684)	(1,075,157)	(473)
Euro	Goldman Sachs International	05/20/14	(295,000)	(409,541)	(409,254)	287
Euro	Goldman Sachs International	05/20/14	(210,000)	(288,935)	(291,333)	(2,398)
Euro	Goldman Sachs International	05/20/14	(265,000)	(363,129)	(367,634)	(4,505)
Euro	Goldman Sachs International	05/20/14	(215,000)	(297,019)	(298,269)	(1,250)
Euro	Goldman Sachs International	05/20/14	(200,000)	(275,440)	(277,460)	(2,020)
Euro	Goldman Sachs International	05/20/14	(210,000)	(288,831)	(291,332)	(2,501)
Euro	Goldman Sachs International	05/20/14	(280,000)	(385,326)	(388,444)	(3,118)
Euro	Goldman Sachs International	05/20/14	(215,000)	(294,830)	(298,269)	(3,439)
Hong Kong Dollar	Credit Suisse International	05/20/14	(1,795,000)	(231,482)	(231,535)	(53)
Indonesian Rupiah	Credit Suisse International	05/20/14	(5,607,799,999)	(464,992)	(483,533)	(18,541)
Israeli New Shekel	Credit Suisse International	05/20/14	(1,865,000)	(530,438)	(538,826)	(8,388)
Japanese Yen	Credit Suisse International	05/20/14	(311,800,000)	(3,061,788)	(3,050,185)	11,603
Korean Won	Credit Suisse International	05/20/14	(1,837,999,999)	(1,715,673)	(1,776,898)	(61,225)
Norwegian Krone	Credit Suisse International	05/20/14	(5,070,000)	(827,626)	(852,299)	(24,673)
South African Rand	Credit Suisse International	05/20/14	(12,400,000)	(1,105,173)	(1,175,230)	(70,057)
South African Rand	Goldman Sachs International	05/20/14	(4,010,000)	(357,787)	(380,054)	(22,267)
Swiss Franc	Credit Suisse International	05/20/14	(3,755,000)	(4,203,731)	(4,267,173)	(63,442)
Taiwan Dollar	Credit Suisse International	05/20/14	(19,200,000)	(636,816)	(636,096)	720
Thailand Baht	Credit Suisse International	05/20/14	(13,410,000)	(408,518)	(414,057)	(5,539)

Total Short Contracts				$(25,365,082)	$(25,719,283)	$(354,201)

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Global Equity Fund (Continued)

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australian Dollar	Credit Suisse International	05/20/14	2,505,000	$2,234,846	$2,324,209	$89,363
British Pound	Credit Suisse International	05/20/14	175,000	292,687	295,427	2,740
British Pound	Credit Suisse International	05/20/14	160,000	268,661	270,105	1,444
British Pound	Goldman Sachs International	05/20/14	305,000	509,401	514,888	5,487
British Pound	Credit Suisse International	05/20/14	285,000	477,017	481,125	4,108
Canadian Dollar	Goldman Sachs International	05/20/14	985,000	896,787	898,287	1,500
Danish Krone	Credit Suisse International	05/20/14	2,240,000	410,609	416,391	5,782
Euro	Credit Suisse International	05/20/14	1,365,000	1,865,607	1,893,664	28,057
Japanese Yen	Goldman Sachs International	05/20/14	32,500,000	317,519	317,931	412
Japanese Yen	Goldman Sachs International	05/20/14	61,800,000	604,745	604,559	(186)
Japanese Yen	Goldman Sachs International	05/20/14	62,600,000	614,933	612,385	(2,548)
Japanese Yen	Goldman Sachs International	05/20/14	26,300,000	259,375	257,280	(2,095)
Korean Won	Credit Suisse International	05/20/14	137,999,999	128,396	133,412	5,016
Mexican Peso	Credit Suisse International	05/20/14	10,770,000	801,721	821,988	20,267
Philippine Peso	Credit Suisse International	05/20/14	33,550,000	747,000	752,375	5,375
Singapore Dollar	Credit Suisse International	05/20/14	780,000	615,880	622,156	6,276
South African Rand	Credit Suisse International	05/20/14	1,980,000	182,446	187,658	5,212
South African Rand	Goldman Sachs International	05/20/14	1,590,000	151,884	150,695	(1,189)
Swedish Krona	Credit Suisse International	05/20/14	7,930,000	1,226,264	1,219,156	(7,108)
Swiss Franc	Goldman Sachs International	05/20/14	245,000	278,238	278,417	179

Total Long Contracts				$12,884,016	$13,052,108	$168,092

At April 30, 2014, the Fund’s open forward foreign cross currency contracts were as follows (Note 2):

Counterparty	Delivery Date		Currency Received		Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	05/20/14	92,838,192	Japanese Yen	(1,015,000)	Australian Dollar	$941,745	$908,190	$(33,555)
Morgan Stanley Co., Inc.	05/20/14	550,071	British Pound	(665,000)	Euro	922,554	928,607	6,053

						$1,864,299	$1,836,797	$(27,502)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Global Equity Fund
Assets:
Investments, at value (cost $72,334,992)	$88,977,160
Foreign currencies, at value (cost $588,398)	590,327
Dividends receivable	255,257
Receivable for investments sold	694,927
Receivable for capital shares issued	53,301
Reclaims receivable	78,503
Unrealized appreciation on forward foreign currency contracts (Note 2)	242,482
Prepaid expenses	32,040

Total Assets	90,923,997

Liabilities:
Payable for investments purchased	623,199
Payable for capital shares redeemed	374,149
Cash overdraft (Note 2)	6,969
Unrealized depreciation on forward foreign currency contracts (Note 2)	456,093
Accrued expenses and other payables:
Investment advisory fees	34,394
Fund administration fees	9,828
Distribution fees	25,245
Administrative servicing fees	22,120
Accounting and transfer agent fees	51,769
Trustee fees	233
Custodian fees	1,686
Compliance program costs (Note 3)	69
Professional fees	1,907
Printing fees	628
Other	970

Total Liabilities	1,609,259

Net Assets	$89,314,738

Represented by:
Capital	$91,121,419
Accumulated undistributed net investment income	89,302
Accumulated net realized losses from investments, forward and foreign currency transactions	(18,329,711)
Net unrealized appreciation/(depreciation) from investments	16,642,168
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(213,611)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	5,171

Net Assets	$89,314,738

Net Assets:
Class A Shares	$52,475,238
Class C Shares	17,695,420
Institutional Service Class Shares	19,806
Institutional Class Shares	19,124,274

Total	$89,314,738

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide Global Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,313,357
Class C Shares	1,174,470
Institutional Service Class Shares	1,217
Institutional Class Shares	1,173,241

Total	5,662,285

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$15.84
Class C Shares (b)	$15.07
Institutional Service Class Shares	$16.27
Institutional Class Shares	$16.30
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$16.81

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Global Equity Fund
INVESTMENT INCOME:
Dividend income	$996,354
Foreign tax withholding	(58,556)

Total Income	937,798

EXPENSES:
Investment advisory fees	336,180
Fund administration fees	62,115
Distribution fees Class A	66,274
Distribution fees Class C	87,358
Administrative servicing fees Class A	52,269
Administrative servicing fees Class C	335
Administrative servicing fees Institutional Service Class	19
Registration and filing fees	29,659
Professional fees	24,409
Printing fees	20,208
Trustee fees	1,459
Custodian fees	2,171
Accounting and transfer agent fees	47,693
Compliance program costs (Note 3)	144
Other	7,229

Total expenses before earnings credit and expenses reimbursed	737,522

Earnings credit (Note 5)	(5)
Expenses reimbursed by adviser (Note 3)	(105,433)

Net Expenses	632,084

NET INVESTMENT INCOME	305,714

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	5,288,670
Net realized gains from forward and foreign currency transactions (Note 2)	48,305

Net realized gains from investments, forward and foreign currency transactions	5,336,975

Net change in unrealized appreciation/(depreciation) from investments	(1,198,517)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(34,441)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	380

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(1,232,578)

Net realized/unrealized gains from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	4,104,397

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,410,111

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Global Equity Fund
	Six Months Ended April 30, 2014 (Unaudited)	Period Ended October 31, 2013 (a)	Year Ended June 30, 2013
Operations:
Net investment income	$305,714	$194,798	$813,978
Net realized gains from investments, forward and foreign currency transactions	5,336,975	2,969,424	3,775,914
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(1,232,578)	8,452,857	9,713,875

Change in net assets resulting from operations	4,410,111	11,617,079	14,303,767

Distributions to Shareholders From:
Net investment income:
Class A	(1,052,222)	–	(1,581,927)
Class C	(322,658)	–	(393,807)
Institutional Service Class	(361)	–	– (b)
Institutional Class	(388,061)	–	(602,314)

Change in net assets from shareholder distributions	(1,763,302)	–	(2,578,048)

Change in net assets from capital transactions	(2,593,390)	(7,709,816)	(14,133,643)

Change in net assets	53,419	3,907,263	(2,407,924)

Net Assets:
Beginning of period	89,261,319	85,354,056	87,761,980

End of period	$89,314,738	$89,261,319	$85,354,056

Accumulated undistributed net investment income at end of period	$89,302	$1,546,890	$1,261,113

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,126,003	$440,414	$1,647,375
Dividends reinvested	995,855	–	1,377,187
Cost of shares redeemed	(4,837,340)	(4,601,651)	(11,514,649)

Total Class A Shares	(2,715,482)	(4,161,237)	(8,490,087)

Class C Shares
Proceeds from shares issued	485,658	50,604	54,646
Dividends reinvested	313,176	—	338,494
Cost of shares redeemed	(745,936)	(862,887)	(2,980,619)

Total Class C Shares	52,898	(812,283)	(2,587,479)

Institutional Service Class Shares
Proceeds from shares issued	943	–	14,400 (b)
Dividends reinvested	361	–	– (b)
Cost of shares redeemed	—	–	– (b)

Total Institutional Service Class Shares	1,304	–	14,400 (b)

(a)	For the period from July 1, 2013 through October 31, 2013.
(b)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013.

Statements of Changes in Net Assets (Continued)

	Nationwide Global Equity Fund
	Six Months Ended April 30, 2014 (Unaudited)	Period Ended October 31, 2013 (a)	Year Ended June 30, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$1,272,777	$575,668	$2,594,053
Dividends reinvested	370,453	–	598,460
Cost of shares redeemed	(1,575,340)	(3,311,964)	(6,262,990)

Total Institutional Class Shares	67,890	(2,736,296)	(3,070,477)

Change in net assets from capital transactions	$(2,593,390)	$(7,709,816)	$(14,133,643)

SHARE TRANSACTIONS:
Class A Shares
Issued	72,254	30,077	122,486
Reinvested	64,877	–	116,218
Redeemed	(311,154)	(315,777)	(902,064)

Total Class A Shares	(174,023)	(285,700)	(663,360)

Class C Shares
Issued	32,828	3,567	4,604
Reinvested	21,406	—	29,771
Redeemed	(50,250)	(62,024)	(244,236)

Total Class C Shares	3,984	(58,457)	(209,861)

Institutional Service Class Shares
Issued	54	–	1,140 (b)
Reinvested	23	–	– (b)
Redeemed	–	–	– (b)

Total Institutional Service Class Shares	77	–	1,140 (b)

Institutional Class Shares
Issued	79,496	36,292	185,079
Reinvested	23,491	–	49,297
Redeemed	(97,180)	(235,650)	(498,699)

Total Institutional Class Shares	5,807	(199,358)	(264,323)

Total change in shares	(164,155)	(543,515)	(1,136,404)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from July 1, 2013 through October 31, 2013.
(b)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Global Equity Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Six Months Ended April 30, 2014 (g) (Unaudited)	$15.38	0.05	0.72	0.77	(0.31)	(0.31)	–	$15.84	5.04%		$52,475,238	1.40%	0.69%		1.63%	24.62%
Period Ended October 31, 2013 (g)(h)	$13.44	0.04	1.90	1.94	–	–	–	$15.38	14.43%		$53,641,815	1.25%	0.74%		1.67%	17.16%
Year Ended June 30, 2013 (g)	$11.73	0.13	1.97	2.10	(0.39)	(0.39)	–	$13.44	18.34%		$50,709,673	1.32%	1.00%		1.61%	28.88%
Year Ended June 30, 2012 (g)	$12.67	0.10	(1.03)	(0.93)	(0.01)	(0.01)	–	$11.73	(7.32%	)	$52,035,625	1.50%	0.88%		1.61%	77.00%
Year Ended June 30, 2011 (g)	$10.36	0.03	2.61	2.64	(0.33)	(0.33)	–	$12.67	25.52%		$67,171,855	1.50%	0.26%		1.53%	83.00%
Year Ended June 30, 2010 (g)	$9.46	0.05	1.12	1.17	(0.27)	(0.27)	–	$10.36	12.05%		$64,979,350	1.50%	0.47%		1.55%	83.00%
Year Ended June 30, 2009 (g)	$13.54	0.10	(3.57)	(3.47)	(0.61)	(0.61)	–	$9.46	(24.86%	)	$72,279,938	1.25%	1.10%		1.48%	76.00%

Class C Shares
Six Months Ended April 30, 2014 (g) (Unaudited)	$14.65	0.01	0.68	0.69	(0.27)	(0.27)	–	$15.07	4.78%		$17,695,420	1.95%	0.15%		2.19%	24.62%
Period Ended October 31, 2013 (g)(h)	$12.84	–	1.81	1.81	–	–	–	$14.65	14.10%		$17,153,292	1.95%	0.05%		2.36%	17.16%
Year Ended June 30, 2013 (g)	$11.18	0.06	1.89	1.95	(0.29)	(0.29)	–	$12.84	17.79%		$15,773,769	1.81%	0.51%		2.11%	28.88%
Year Ended June 30, 2012 (g)	$12.15	0.01	(0.98)	(0.97)	–	–	–	$11.18	(7.98%	)	$16,081,624	2.25%	0.12%		2.40%	77.00%
Year Ended June 30, 2011 (g)	$9.94	(0.06)	2.50	2.44	(0.23)	(0.23)	–	$12.15	24.48%		$20,863,344	2.25%	(0.49%	)	2.32%	83.00%
Year Ended June 30, 2010 (g)	$9.13	(0.03)	1.07	1.04	(0.23)	(0.23)	–	$9.94	11.29%		$20,499,132	2.25%	(0.28%	)	2.34%	83.00%
Year Ended June 30, 2009 (g)	$13.05	0.03	(3.44)	(3.41)	(0.51)	(0.51)	–	$9.13	(25.46%	)	$22,518,693	2.00%	0.34%		2.30%	76.00%

Institutional Service Class Shares
Six Months Ended April 30, 2014 (g) (Unaudited)	$15.79	0.08	0.72	0.80	(0.32)	(0.32)	–	$16.27	5.11%		$19,806	1.14%	1.06%		1.37%	24.62%
Period Ended October 31, 2013 (g)(h)	$13.79	0.05	1.95	2.00	–	–	–	$15.79	14.50%		$18,002	1.03%	0.97%		1.44%	17.16%
Period Ended June 30, 2013 (g)(i)	$12.23	0.14	1.42	1.56	–	–	–	$13.79	12.76%		$15,718	1.00%	1.71%		1.32%	28.88%

Institutional Class Shares
Six Months Ended April 30, 2014 (g) (Unaudited)	$15.80	0.09	0.73	0.82	(0.32)	(0.32)	–	$16.30	5.26%		$19,124,274	0.95%	1.14%		1.18%	24.62%
Period Ended October 31, 2013 (g)(h)	$13.80	0.05	1.95	2.00	–	–	–	$15.80	14.49%		$18,448,210	0.95%	1.04%		1.38%	17.16%
Year Ended June 30, 2013 (g)	$12.04	0.16	2.04	2.20	(0.44)	(0.44)	–	$13.80	18.74%		$18,854,896	1.07%	1.24%		1.31%	28.88%
Year Ended June 30, 2012 (g)	$13.04	0.14	(1.08)	(0.94)	(0.06)	(0.06)	–	$12.04	(7.15%	)	$19,644,731	1.25%	1.15%		1.25%	77.00%
Year Ended June 30, 2011 (g)	$10.65	0.08	2.68	2.76	(0.37)	(0.37)	–	$13.04	25.98%		$23,230,312	1.15%	0.62%		1.15%	83.00%
Year Ended June 30, 2010 (g)	$9.69	0.08	1.16	1.24	(0.28)	(0.28)	–	$10.65	12.51%		$25,227,375	1.15%	0.67%		1.15%	83.00%
Year Ended June 30, 2009 (g)	$13.84	0.13	(3.63)	(3.50)	(0.65)	(0.65)	–	$9.69	(24.52%	)	$66,646,018	1.00%	1.27%		1.08%	76.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from July 1, 2013 through October 31, 2013.
(i)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013. Total Return is calculated based on inception date of November 21, 2012 through June 30, 2013.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Growth Fund

For the semiannual period ended April 30, 2014, the Nationwide Growth Fund (Institutional Class) returned 9.26% versus 6.95% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Large-Cap Growth Funds (consisting of 748 funds as of April 30, 2014) was 4.81% for the same time period.

The Fund experienced a subadviser change on March 13, 2014. For the period from November 1, 2013, through March 12, 2014, the Fund returned 11.80%, compared with the Fund’s benchmark return of 8.29%. Performance during this period was affected by positive sector selection and asset selection. The Fund’s investments in the technology, industrials and consumer discretionary sectors were leading contributors to Fund performance during the reporting period, while the Fund’s investments in the materials, health care and energy sectors detracted from Fund performance during the reporting period. Individual securities held by the Fund that provided the greatest contribution to Fund performance during the reporting period included Facebook Inc., Google Inc. and Biogen Idec Inc., while the greatest detractors from Fund performance during the reporting period were Fund holdings in Cobalt International Energy Inc., Whole Foods Market Inc. and Starbucks Corp.

For the period from March 13, 2014, through April 30, 2014, the Fund registered -2.27%, compared with the benchmark, which registered -1.24% for the same time period. The commentary below describes Fund performance for the period from March 13, 2014, through April 30, 2014.

On an absolute basis, the Fund generated a positive return in five of the nine Global Industry Classification Standards (GICS) economic sectors in which it was invested during the period from March 13, 2014 through April 30, 2014 (the “period”). The Fund had zero exposure to the utilities sector during the period. The Fund’s investments in energy and industrials were the strongest contributors to Fund performance during the period, while the Fund’s investments in health care and consumer discretionary were the weakest contributors. On a relative basis, the Fund’s investments in the consumer staples and health care sectors were the largest detractors from Fund performance during the period. Sector allocation was a factor in the Fund’s performance: the Fund’s largest overweight during the period was health care, which was the worst-performing sector in the Fund’s benchmark, and the Fund’s largest underweight during the period was consumer staples, which was the best-performing sector in the Fund’s benchmark.

Much of the weakness in health care occurred in the equipment and services industry group, which includes hospitals as well as insurance and managed care companies, drug distributors and medical device manufacturers. The largest individual detractor from Fund performance during the period was Express Scripts Holdings, one of the largest pharmacy benefits managers in the U.S. The stock weakened ahead of earnings, further slumping when the company reported earnings that were slightly below expectations and lowered full-year guidance. While near-term challenges are evident, we believe Express Scripts is fundamentally sound and offers an attractive growth profile. Express Scripts remains favorably rated by our investment process, and we intend to maintain the position in the Fund as long as that is the case. Weakness in other Fund holdings in the pharmacy benefit/drug distribution business during the period, including McKesson Corp., also hurt Fund results, as did double-digit declines in the Fund’s biotechnology holdings Amgen and Medivation, a company with a notable prostate cancer drug.

Unlike in consumer staples, we continue to find companies in the health-care sector with attractive growth prospects and reasonable valuations. Increased scrutiny of drug pricing is a risk to keep an eye on, and additional choppy price action is likely in the near term as we continue to see rotation and repositioning. We maintain a positive outlook on the health-care sector.

With the exception of chocolate and candy maker Hershey, the Fund’s holdings in consumer staples during the period performed well. Despite posting

Fund Commentary (con’t.)	Nationwide Growth Fund

first-quarter earnings that matched expectations, Hershey shares declined in April 2014 due to concerns about slowing growth coupled with a high valuation. Most of the relative weakness in the Fund’s investments within the consumer staples sector for the period reflected the Fund’s lack of exposure to tobacco stocks, which rose nicely in April, as well as lack of exposure to Coca-Cola, whose shares experienced a healthy rebound during the period. While the Fund’s investments in the consumer staples sector during the period resulted in some underperformance by the Fund in the short term, finding attractive names to own continues to be a challenge, given a combination of high valuations and low growth rates. The Fund remains underweight the sector.

On the positive side of the ledger, the Fund’s holdings during the period in the energy, industrials and information technology sectors delivered positive relative performance for the Fund. The Fund’s investments in the industrials sector benefited from particularly favorable stock selection in the capital goods industry, while the Fund’s stock selection in the software and services industry drove favorable Fund results in the information technology sector.

The Fund’s investment in heavy equipment maker Caterpillar was a top performer for the Fund in the capital goods sector during the period. While global machinery sales remained somewhat sluggish due to softer economic growth in China and other emerging markets, Caterpillar enjoyed strong demand for its power systems, which include items such as generators, turbines and propulsion systems. Similarly, the Fund’s investments in Parker-Hannifin, a maker of industrial motion control and fluid power system components, made a strong contribution to Fund results during the period. Finally, Fund holding Harsco, a company specializing in industrial metals and minerals processing technologies, experienced a double-digit rally after several months of underperformance.

Within the energy sector, the biggest winner for the Fund was its investment in Ultra Petroleum Corp., which jumped by more than 20% during the period. The company is an independent exploration and development company with operations focused in Wyoming’s Green River Basin and the Marcellus Shale formation in Pennsylvania. Another energy firm operating in the Marcellus Shale and elsewhere is Fund holding Southwestern Energy, which also experienced a double-digit rise during the period. Stable to rising oil and gas prices (natural gas prices rose by more than 7% from January 1, 2014, to April 30, 2014) have been a tailwind for energy stocks in recent months. To the extent that continues to be the case, we anticipate that the earnings outlook for many companies in the sector will remain quite attractive and could show further improvement.

Some of the latest economic data on the consumer side suggests that the U.S. economy is likely to regain at least some of the momentum lost during the recent severe winter. The U.S. stock market, though near all-time highs at the end of the reporting period, has looked increasingly wobbly due to concerns about global growth and tensions with Russia. Stocks’ primary trend remains up, though the market is a bit extended and has gone longer than average without a 10% correction. Sentiment has backed off the extreme optimism shown last December but remains elevated. We view the overall market as reasonably valued to slightly expensive. Based on forward earnings, the market’s price-to-earnings ratio is only modestly above the long-term norm, and earnings expectations have been improving. The market looks more expensive relative to cash flow and, relative to gross domestic product (GDP), the market has been more expensive only in the 1999–2001 time period.

Given all of the above, it would not surprise us if the market moved sideways for much of the year. Neither would we be surprised by a correction in the range of -10% to -20%. In our base case scenario, we expect that the economy will continue its moderate pace of expansion, allowing corporate earnings to grind higher, roughly matching expectations. Any market correction this year should thus be well contained.

Fund Commentary (con’t.)	Nationwide Growth Fund

Subadviser:

Boston Advisors, LLC*

Portfolio Managers:

David Hanna, Edward Mulrane, Douglas A. Riley and Michael J. Vogelzang

*	Effective March 13, 2014

The Fund is subject to the risks of investing in equity securities. Growth funds may underperform other funds that use different investing styles. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Growth Fund

Objective

The Fund seeks long-term capital growth.

Highlights

•	The Nationwide Growth Fund (Institutional Class) returned 9.26% for the semiannual period, outperforming the Russell 1000® Growth Index by 2.31% and the Lipper peer category median by 4.45%.

•	The Fund generated a positive return during the reporting period in five of the nine Global Industry Classification Standards (GICS) economic sectors in which it was invested.

•

The Fund’s largest sector overweight during the reporting period was health care, which was the worst-performing sector in the Fund’s benchmark. The largest sector underweight in the Fund during the reporting period was consumer staples, which was the best-performing sector in the Fund’s benchmark.

Asset Allocation†

Common Stocks	97.8%
Mutual Fund	2.5%
Liabilities in excess of other assets	(0.3)%
100.0%

Top Industries††

Software	7.5%
Biotechnology	6.1%
Information Technology Services	6.1%
Health Care Providers & Services	5.9%
Machinery	4.4%
Oil, Gas & Consumable Fuels	4.0%
Hotels, Restaurants & Leisure	3.7%
Internet Software & Services	3.6%
Technology Hardware, Storage & Peripherals	3.6%
Semiconductors & Semiconductor Equipment	3.5%
Other Industries	51.6%
100.0%

Top Holdings††

Microsoft Corp.	4.3%
Apple, Inc.	3.6%
Fidelity Institutional Money Market Fund —Institutional Class	2.5%
Verizon Communications, Inc.	2.5%
Oracle Corp.	2.3%
Gilead Sciences, Inc.	2.3%
MasterCard, Inc., Class A	1.8%
Amgen, Inc.	1.8%
Google, Inc., Class A	1.8%
Google, Inc., Class C	1.8%
Other Holdings	75.3%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Percentages indicated are based upon total investments as of April 30, 2014.

Fund Performance	Nationwide Growth Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	10 Yr.	Inception
Class A	w/o SC1	9.12%	24.74%	17.55%	7.93%	-
	w/SC2	2.81%	17.53%	16.17%	7.29%	-
Class C	w/o SC1	8.69%	23.87%	16.71%	7.19%	-
	w/SC3	7.71%	22.87%	16.71%	7.19%	-
Class R4,5		8.97%	24.34%	17.24%	7.69%	-
Institutional Service Class[4]		9.07%	24.74%	-	-	17.76%	[6]*
Institutional Class[7]	w/o SC1	9.26%	25.08%	17.89%	8.27%	-
	w/SC8	9.26%	25.08%	16.79%	7.77%	-
Russell 1000® Growth Index		6.95%	20.66%	19.47%	7.99%	-
CPI		1.51%	1.95%	2.14%	2.35%	-

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Since inception date of November 30, 2011.

[7]	Effective August 1, 2012, Class D Shares were renamed Institutional Class Shares.

[8]	A 4.50% front-end sales charge was deducted on Class D.
Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.23%	0.96%
Class C	1.97%	1.70%
Class R	1.67%	1.40%
Institutional Class	0.92%	0.65%
Institutional Service Class	1.17%	0.90%

*	Current effective prospectus dated March 1, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2015, in addition to a management fee waiver in place through the same period. Please see the Fund’s most recent prospectus for details.

Fund Performance (con’t.)	Nationwide Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Growth Fund versus the Russell 1000® Growth Index and the Consumer Price Index (CPI) over the 10-year period ended 4/30/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expenses Example	Nationwide Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Growth Fund April 30, 2014			Beginning Account Value($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14	Expense Ratio During Period (%) 11/01/13 - 04/30/14
Class A Shares	Actual	[a]	1,000.00	1,090.30	4.51	0.87
	Hypothetical	[a,b]	1,000.00	1,020.48	4.36	0.87
Class C Shares	Actual	[a]	1,000.00	1,086.90	8.18	1.58
	Hypothetical	[a,b]	1,000.00	1,016.96	7.90	1.58
Class R Shares[c]	Actual	[a]	1,000.00	1,089.70	5.91	1.14
	Hypothetical	[a,b]	1,000.00	1,019.14	5.71	1.14
Institutional Service Class Shares	Actual	[a]	1,000.00	1,090.70	4.25	0.82
	Hypothetical	[a,b]	1,000.00	1,020.73	4.11	0.82
Institutional Class Shares	Actual	[a]	1,000.00	1,092.60	2.96	0.57
	Hypothetical	[a,b]	1,000.00	1,021.97	2.86	0.57

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

c	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Growth Fund

Common Stocks 97.8%

	Shares	Market Value

Aerospace & Defense 1.9%
General Dynamics Corp.	14,500	$1,587,025
Northrop Grumman Corp.	15,800	1,919,858

		3,506,883

Airlines 0.7%
Copa Holdings SA, Class A	10,200	1,379,856

Auto Components 0.6%
Visteon Corp.*	12,500	1,085,125

Automobiles 1.0%
Ford Motor Co.	120,850	1,951,728

Biotechnology 6.1%
Amgen, Inc.	30,850	3,447,487
Celgene Corp.*	17,700	2,602,077
Gilead Sciences, Inc.*	53,700	4,214,913
Medivation, Inc.*	20,050	1,207,211

		11,471,688

Capital Markets 1.7%
Ameriprise Financial, Inc.	13,750	1,534,912
LPL Financial Holdings, Inc.	32,900	1,557,815

		3,092,727

Chemicals 2.6%
Dow Chemical Co. (The)	30,950	1,544,405
LyondellBasell Industries NV, Class A	18,350	1,697,375
Westlake Chemical Corp.	23,400	1,666,080

		4,907,860

Communications Equipment 0.8%
Juniper Networks, Inc.*	58,400	1,441,896

Construction & Engineering 1.9%
Chicago Bridge & Iron Co. NV	22,100	1,769,547
Fluor Corp.	23,200	1,756,240

		3,525,787

Containers & Packaging 1.0%
Packaging Corp. of America	27,250	1,815,668

Diversified Telecommunication Services 2.5%
Verizon Communications, Inc.	100,800	4,710,384

Energy Equipment & Services 0.9%
Baker Hughes, Inc.	22,950	1,604,205

Food & Staples Retailing 2.4%
CVS Caremark Corp.	31,200	2,268,864
Walgreen Co.	31,500	2,138,850

		4,407,714

Common Stocks (continued)

	Shares	Market Value

Food Products 3.2%
Hershey Co. (The)	18,050	$1,737,132
Kraft Foods Group, Inc.	42,300	2,405,178
Mead Johnson Nutrition Co.	21,150	1,866,699

		6,009,009

Health Care Providers & Services 5.9%
AmerisourceBergen Corp.	24,000	1,564,320
Cardinal Health, Inc.	17,100	1,188,621
Express Scripts Holding Co.*	42,450	2,826,321
Henry Schein, Inc.*	12,900	1,473,567
McKesson Corp.	13,700	2,317,903
Omnicare, Inc.	26,950	1,597,326

		10,968,058

Health Care Technology 0.7%
MedAssets, Inc.*	58,450	1,334,414

Hotels, Restaurants & Leisure 3.7%
Bloomin’ Brands, Inc.*	57,650	1,229,098
Brinker International, Inc.	29,000	1,425,060
Wyndham Worldwide Corp.	34,100	2,432,694
Wynn Resorts Ltd.	9,050	1,845,204

		6,932,056

Household Durables 1.3%
Harman International Industries, Inc.	10,650	1,167,347
Taylor Morrison Home Corp., Class A*	60,900	1,291,689

		2,459,036

Household Products 2.8%
Colgate-Palmolive Co.	47,450	3,193,385
Spectrum Brands Holdings, Inc.	26,550	2,039,836

		5,233,221

Information Technology Services 6.1%
Alliance Data Systems Corp.*	7,700	1,862,630
International Business Machines Corp.	14,800	2,907,756
MasterCard, Inc., Class A	47,000	3,456,850
Sapient Corp.*	81,450	1,325,191
Vantiv, Inc., Class A*	59,050	1,815,788

		11,368,215

Insurance 2.1%
CNO Financial Group, Inc.	112,650	1,943,212
Genworth Financial, Inc., Class A*	105,750	1,887,638

		3,830,850

Internet & Catalog Retail 3.1%
Liberty Interactive Corp., Class A*	52,350	1,521,291
Netflix, Inc.*	4,150	1,336,466
Priceline Group, Inc. (The)*	2,450	2,836,488

		5,694,245

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services 3.6%
Google, Inc., Class C*	6,400	$3,370,624
Google, Inc., Class A*	6,400	3,423,232

		6,793,856

Leisure Products 0.6%
Polaris Industries, Inc.	8,800	1,182,104

Life Sciences Tools & Services 1.4%
Covance, Inc.*	15,700	1,385,996
ICON PLC*	30,900	1,197,993

		2,583,989

Machinery 4.4%
Caterpillar, Inc.	26,200	2,761,480
Dover Corp.	14,200	1,226,880
Harsco Corp.	47,850	1,145,050
Joy Global, Inc.	20,550	1,240,809
Parker Hannifin Corp.	14,700	1,865,136

		8,239,355

Marine 0.7%
Kirby Corp.*	13,900	1,398,618

Media 3.4%
CBS Corp. Non-Voting Shares, Class B	38,350	2,215,096
DISH Network Corp., Class A*	34,550	1,964,513
Walt Disney Co. (The)	27,750	2,201,685

		6,381,294

Multiline Retail 1.0%
Macy’s, Inc.	31,050	1,783,202

Oil, Gas & Consumable Fuels 4.0%
EOG Resources, Inc.	23,600	2,312,800
SM Energy Co.	19,050	1,412,176
Southwestern Energy Co.*	41,200	1,972,656
Ultra Petroleum Corp.*	60,350	1,798,430

		7,496,062

Pharmaceuticals 1.8%
Johnson & Johnson	22,000	2,228,380
Salix Pharmaceuticals Ltd.*	10,750	1,182,500

		3,410,880

Real Estate Management & Development 0.9%
CBRE Group, Inc., Class A*	63,050	1,679,652

Road & Rail 1.8%
Union Pacific Corp.	17,450	3,323,004

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment 3.5%
Applied Materials, Inc.	90,650	$1,727,789
NXP Semiconductor NV*	32,550	1,940,631
Texas Instruments, Inc.	65,100	2,958,795

		6,627,215

Software 7.5%
Electronic Arts, Inc.*	54,350	1,538,105
Microsoft Corp.	199,000	8,039,600
Oracle Corp.	107,300	4,386,424

		13,964,129

Specialty Retail 3.4%
GNC Holdings, Inc., Class A	24,600	1,107,000
Lowe’s Cos., Inc.	54,700	2,511,277
O’Reilly Automotive, Inc.*	13,400	1,993,786
Williams-Sonoma, Inc.	11,605	729,026

		6,341,089

Technology Hardware, Storage & Peripherals 3.6%
Apple, Inc.	11,450	6,756,530

Textiles, Apparel & Luxury Goods 2.2%
Hanesbrands, Inc.	22,900	1,879,861
Michael Kors Holdings Ltd.*	25,100	2,289,120

		4,168,981

Wireless Telecommunication Services 1.0%
SBA Communications Corp., Class A*	20,050	1,799,688

Total Common Stocks (cost $175,187,049)		182,660,273

Mutual Fund 2.5%
Money Market Fund 2.5%
Fidelity Institutional Money Market Fund — Institutional Class, 0.09% (a)	4,737,962	4,737,962

Total Mutual Fund (cost $4,737,962)		4,737,962

Total Investments (cost $179,925,011) (b) — 100.3%		187,398,235

Liabilities in excess of other assets — (0.3%)		(635,831)

NET ASSETS — 100.0%		$186,762,404

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Growth Fund (Continued)

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of April 30, 2014.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Growth Fund
Assets:
Investments, at value (cost $179,925,011)	$187,398,235
Dividends receivable	177,509
Receivable for capital shares issued	52,253
Prepaid expenses	38,510

Total Assets	187,666,507

Liabilities:
Payable for investments purchased	684,597
Payable for capital shares redeemed	53,317
Cash overdraft (Note 2)	143
Accrued expenses and other payables:
Investment advisory fees	56,142
Fund administration fees	25,102
Distribution fees	8,677
Administrative servicing fees	2,588
Accounting and transfer agent fees	39,156
Trustee fees	35
Custodian fees	1,367
Compliance program costs (Note 3)	111
Professional fees	4,303
Printing fees	24,436
Other	4,129

Total Liabilities	904,103

Net Assets	$186,762,404

Represented by:
Capital	$140,714,846
Accumulated undistributed net investment income	216,240
Accumulated net realized gains from investments	38,358,094
Net unrealized appreciation/(depreciation) from investments	7,473,224

Net Assets	$186,762,404

Net Assets:
Class A Shares	$25,441,094
Class C Shares	3,862,294
Class R Shares	424,297
Institutional Service Class Shares	4,047,347
Institutional Class Shares	152,987,372

Total	$186,762,404

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,184,410
Class C Shares	384,730
Class R Shares	36,739
Institutional Service Class Shares	334,805
Institutional Class Shares	12,689,842

Total	15,630,526

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.65
Class C Shares (b)	$10.04
Class R Shares	$11.55
Institutional Service Class Shares	$12.09
Institutional Class Shares	$12.06
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.36

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Growth Fund
INVESTMENT INCOME:
Dividend income	$1,002,284
Income from securities lending (Note 2)	2,013

Total Income	1,004,297

EXPENSES:
Investment advisory fees	546,671
Fund administration fees	139,255
Distribution fees Class A	30,675
Distribution fees Class B (a)	3,515
Distribution fees Class C	19,903
Distribution fees Class R (b)	989
Administrative servicing fees Class A	6,942
Administrative servicing fees Class C	339
Administrative servicing fees Class R (b)	149
Administrative servicing fees Institutional Service Class	2,914
Registration and filing fees	37,094
Professional fees	14,436
Printing fees	27,380
Trustee fees	2,985
Custodian fees	3,590
Accounting and transfer agent fees	55,746
Compliance program costs (Note 3)	260
Other	5,557

Total expenses before earnings credit, fees waived, and expenses reimbursed	898,400

Earnings credit (Note 5)	(131)
Investment advisory fees waived (Note 3)	(75,774)
Expenses reimbursed by adviser (Note 3)	(240,404)

Net Expenses	582,091

NET INVESTMENT INCOME	422,206

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	38,615,795
Net change in unrealized appreciation/(depreciation) from investments	(23,119,030)

Net realized/unrealized gains from investments	15,496,765

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$15,918,971

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Growth Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net investment income	$422,206	$1,111,350
Net realized gains from investments	38,615,795	22,763,486
Net change in unrealized appreciation/(depreciation) from investments	(23,119,030)	19,256,713

Change in net assets resulting from operations	15,918,971	43,131,549

Distributions to Shareholders From:
Net investment income:
Class A	(24,814)	(86,240)
Class B (a)	–	–
Class C	–	–
Class R (b)	(331)	(209)
Institutional Service Class	(2,338)	(126,941)
Institutional Class	(256,324)	(1,171,302)
Net realized gains:
Class A	(2,153,432)	–
Class B (a)	(113,850)	–
Class C	(405,993)	–
Class R (b)	(37,076)	–
Institutional Service Class	(181,177)	–
Institutional Class	(12,873,160)	–

Change in net assets from shareholder distributions	(16,048,495)	(1,384,692)

Change in net assets from capital transactions	12,628,976	(58,373,657)

Change in net assets	12,499,452	(16,626,800)

Net Assets:
Beginning of period	174,262,952	190,889,752

End of period	$186,762,404	$174,262,952

Accumulated undistributed net investment income at end of period	$216,240	$77,841

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,414,535	$6,902,535
Dividends reinvested	1,994,217	74,541
Cost of shares redeemed	(3,585,384)	(7,514,486)

Total Class A Shares	1,823,368	(537,410)

Class B Shares (a)
Proceeds from shares issued	16,099	98,697
Dividends reinvested	110,268	–
Cost of shares redeemed	(1,214,828)	(646,449)

Total Class B Shares	(1,088,461)	(547,752)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Statements of Changes in Net Assets (Continued)

	Nationwide Growth Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$642,812	$1,115,899
Dividends reinvested	298,076	–
Cost of shares redeemed	(896,767)	(902,467)

Total Class C Shares	44,121	213,432

Class R Shares (b)
Proceeds from shares issued	367,268	9,054
Dividends reinvested	162	2
Cost of shares redeemed	(30,378)	(125,196)

Total Class R Shares	337,052	(116,140)

Institutional Service Class Shares
Proceeds from shares issued	2,209,217	7,909,594
Dividends reinvested	183,515	126,703
Cost of shares redeemed	(437,006)	(54,834,951)

Total Institutional Service Class Shares	1,955,726	(46,798,654)

Institutional Class Shares
Proceeds from shares issued	3,291,369	8,761,703
Dividends reinvested	12,735,702	1,130,041
Cost of shares redeemed	(6,469,901)	(20,478,877)

Total Institutional Class Shares	9,557,170	(10,587,133)

Change in net assets from capital transactions	$12,628,976	$(58,373,657)

SHARE TRANSACTIONS:
Class A Shares
Issued	293,213	684,774
Reinvested	179,336	7,457
Redeemed	(309,964)	(730,235)

Total Class A Shares	162,585	(38,004)

Class B Shares (a)
Issued	1,614	11,217
Reinvested	11,474	–
Redeemed	(119,867)	(71,769)

Total Class B Shares	(106,779)	(60,552)

Class C Shares
Issued	64,044	127,344
Reinvested	31,017	–
Redeemed	(88,815)	(97,597)

Total Class C Shares	6,246	29,747

Class R Shares (b)
Issued	31,716	941
Reinvested	15	–
Redeemed	(2,584)	(12,262)

Total Class R Shares	29,147	(11,321)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Statements of Changes in Net Assets (Continued)

	Nationwide Growth Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	181,581	768,801
Reinvested	15,903	12,720
Redeemed	(36,132)	(4,885,489)

Total Institutional Service Class Shares	161,352	(4,103,968)

Institutional Class Shares
Issued	273,382	840,084
Reinvested	1,107,452	107,987
Redeemed	(536,323)	(1,957,939)

Total Institutional Class Shares	844,511	(1,009,868)

Total change in shares	1,097,062	(5,193,966)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Growth Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$11.74	0.01	0.99	1.00	(0.01)	(1.08)	(1.09)	–	$11.65	9.03%	(k)	$25,441,094	0.87%	0.23%		1.22%	111.33%
Year Ended October 31, 2013 (f)	$9.43	0.04	2.31	2.35	(0.04)	–	(0.04)	–	$11.74	24.89%		$23,726,994	0.84%	0.35%		1.21%	114.74%
Year Ended October 31, 2012 (f)	$8.76	–	0.67	0.67	–	–	–	–	$9.43	7.65%		$19,431,586	0.92%	(0.01%	)	1.28%	147.27%
Year Ended October 31, 2011 (f)	$8.03	(0.04)	0.77	0.73	–	–	–	–	$8.76	9.09%		$14,990,932	1.28%	(0.44%	)	1.32%	178.77%
Year Ended October 31, 2010 (f)	$6.56	(0.01)	1.48	1.47	–	–	–	–	$8.03	22.49%		$12,031,334	1.32%	(0.08%	)	1.33%	148.92%
Year Ended October 31, 2009 (f)	$5.69	–	0.87	0.87	–	–	–	–	$6.56	15.32%		$10,297,135	1.46%	(0.02%	)	1.46%	164.73%

Class C Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$10.28	(0.02)	0.86	0.84	–	(1.08)	(1.08)	–	$10.04	8.69%		$3,862,294	1.58%	(0.48%	)	1.93%	111.33%
Year Ended October 31, 2013 (f)	$8.29	(0.03)	2.02	1.99	–	–	–	–	$10.28	24.00%		$3,891,666	1.55%	(0.37%	)	1.91%	114.74%
Year Ended October 31, 2012 (f)	$7.75	(0.06)	0.60	0.54	–	–	–	–	$8.29	6.97%		$2,890,888	1.61%	(0.70%	)	1.97%	147.27%
Year Ended October 31, 2011 (f)	$7.16	(0.09)	0.68	0.59	–	–	–	–	$7.75	8.24%		$1,041,641	2.02%	(1.19%	)	2.06%	178.77%
Year Ended October 31, 2010 (f)	$5.89	(0.05)	1.32	1.27	–	–	–	–	$7.16	21.56%		$642,450	2.07%	(0.82%	)	2.07%	148.92%
Year Ended October 31, 2009 (f)	$5.14	(0.03)	0.78	0.75	–	–	–	–	$5.89	14.59%		$474,424	2.12%	(0.67%	)	2.12%	164.73%

Class R Shares (g)(h)
Six Months Ended April 30, 2014 (f) (Unaudited)	$11.65	–	0.99	0.99	(0.01)	(1.08)	(1.09)	–	$11.55	8.97%		$424,297	1.14%	(0.06%	)	1.48%	111.33%
Year Ended October 31, 2013 (f)	$9.36	0.02	2.28	2.30	(0.01)	–	(0.01)	–	$11.65	24.61%		$88,479	1.05%	0.24%		1.42%	114.74%
Year Ended October 31, 2012 (f)	$8.71	(0.02)	0.67	0.65	–	–	–	–	$9.36	7.46%		$177,069	1.14%	(0.23%	)	1.50%	147.27%
Year Ended October 31, 2011 (f)	$8.01	(0.07)	0.77	0.70	–	–	–	–	$8.71	8.74%		$107,360	1.66%	(0.78%	)	1.70%	178.77%
Year Ended October 31, 2010 (f)	$6.57	(0.03)	1.47	1.44	–	–	–	–	$8.01	21.77%		$198,483	1.73%	(0.48%	)	1.74%	148.92%
Year Ended October 31, 2009 (f)	$5.71	(0.02)	0.88	0.86	–	–	–	–	$6.57	15.24%		$190,238	1.60%	(0.30%	)	1.60%	164.73%

Institutional Service Class Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$12.14	0.02	1.02	1.04	(0.01)	(1.08)	(1.09)	–	$12.09	9.07%		$4,047,347	0.82%	0.31%		1.16%	111.33%
Year Ended October 31, 2013 (f)	$9.75	0.05	2.37	2.42	(0.03)	–	(0.03)	–	$12.14	24.92%		$2,105,662	0.80%	0.48%		1.16%	114.74%
Period Ended October 31, 2012 (f)(i)	$8.95	0.02	0.78	0.80	–	–	–	–	$9.75	8.94%		$41,688,164	0.80%	0.21%		1.16%	147.27%

Institutional Class Shares(j)
Six Months Ended April 30, 2014 (f) (Unaudited)	$12.10	0.03	1.03	1.06	(0.02)	(1.08)	(1.10)	–	$12.06	9.26%		$152,987,372	0.57%	0.53%		0.91%	111.33%
Year Ended October 31, 2013 (f)	$9.75	0.07	2.38	2.45	(0.10)	–	(0.10)	–	$12.10	25.23%		$143,352,461	0.55%	0.65%		0.92%	114.74%
Year Ended October 31, 2012 (f)	$9.03	0.03	0.69	0.72	–	–	–	–	$9.75	7.97%		$125,314,953	0.65%	0.27%		1.00%	147.27%
Year Ended October 31, 2011 (f)	$8.25	(0.02)	0.81	0.79	(0.01)	–	(0.01)	–	$9.03	9.54%		$127,243,832	1.03%	(0.17%	)	1.07%	178.77%
Year Ended October 31, 2010 (f)	$6.74	0.01	1.51	1.52	(0.01)	–	(0.01)	–	$8.25	22.59%		$128,687,698	1.07%	0.19%		1.07%	148.92%
Year Ended October 31, 2009 (f)	$5.84	0.02	0.90	0.92	(0.02)	–	(0.02)	–	$6.74	15.74%		$115,852,238	1.13%	0.31%		1.13%	164.73%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	For the period from December 1, 2011 (commencement of operations) through October 31, 2012. Total return is calculated based on inception date of November 30, 2011 through October 31, 2012.
(j)	Effective August 1, 2012, Class D Shares were renamed Institutional Class Shares.
(k)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide International Value Fund

For the semiannual period ended April 30, 2014, the Nationwide International Value Fund (Institutional Service Class) returned 5.44% versus 5.53% for its benchmark, the MSCI World ex USA Index. For broader comparison, the median return for the Fund’s Lipper peer category of International Large-Cap Core Funds (consisting of 146 funds as of April 30, 2014) was 4.25% for the same time period.

During the reporting period, market returns were strong. European markets performed well, especially in the previously very depressed peripheral markets of Spain, Portugal and Ireland. Signs of structural improvement in Europe included stabilization of unemployment levels, narrowing of the productivity differential between the work forces in the periphery and core economies such as Germany, and a rally in the Spanish real estate market.

During the reporting period, the Fund’s stock selection added to Fund returns, while the Fund’s sector allocation detracted modestly from Fund returns.

Relative to the Fund’s benchmark, the best-performing sectors in which the Fund invested during the reporting period were a mix of defensive and cyclical sectors, including consumer staples, health care, technology and consumer discretionary. The largest detractors from Fund performance during the reporting period included the Fund’s investments in the energy, telecommunications, industrials and materials sectors.

The stocks held by the Fund during the reporting period that contributed most to Fund performance were Sage Group plc, Intesa Sanpaolo S.p.A., Shire PLC and Peugeot SA. The largest individual detractors from Fund performance during the reporting period included the Fund’s holdings in Orix Corp., Toyota Motor Corp., Mitsubishi UFJ Financial Group and Sankyo Co., Ltd.

Subadviser:

UBS Global Asset Management (Americas) Inc.

Portfolio Managers:

Charles Burbeck and Nick Irish, ASIP

The Fund is subject to the risks of investing in equity securities, as well as the risks of investing in foreign securities. Value funds may underperform other funds that use different investing styles. Funds that concentrate on specific countries may be subject to greater volatility than that of other mutual funds. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide International Value Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•

The Nationwide International Value Fund (Institutional Service Class) returned 5.44% for the semiannual period, underperforming the MSCI World ex USA Index by 0.09% and outperforming the Lipper peer category median by 1.19%.

•	During the reporting period, the Fund’s stock selection added to Fund returns, while the Fund’s sector allocation detracted modestly from Fund returns.

•

The best-performing sectors in which the Fund invested during the reporting period were a mix of defensive and cyclical sectors, including consumer staples, health care, technology and consumer discretionary.

Asset Allocation†

Common Stocks	98.7%
Repurchase Agreement	7.8%
Mutual Funds	1.1%
Exchange Traded Funds	0.5%
Warrant	0.1%
Liabilities in excess of other assets††	(8.2)%
100.0%

Top Industries†††

Banks	10.2%
Pharmaceuticals	9.8%
Insurance	9.4%
Oil, Gas & Consumable Fuels	7.0%
Metals & Mining	4.7%
Food Products	4.1%
Automobiles	3.5%
Wireless Telecommunication Services	2.9%
Software	2.7%
Chemicals	2.5%
Other Industries*	43.2%
100.0%

Top Holdings†††

Novartis AG	3.1%
Nestle SA	2.9%
Bayer AG	2.2%
Banco Santander SA	2.2%
Imperial Tobacco Group PLC	2.1%
BP PLC	2.0%
Shire PLC	1.9%
Carrefour SA	1.9%
Royal Bank of Canada	1.9%
Prudential PLC	1.8%
Other Holdings*	78.0%
100.0%

Top Countries†††

United Kingdom	21.9%
Japan	19.8%
Switzerland	9.6%
Germany	6.2%
Canada	6.0%
Spain	4.6%
France	4.5%
Ireland	4.1%
Hong Kong	3.0%
Netherlands	2.5%
Other Countries*	17.8%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of April 30, 2014.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

Fund Performance	Nationwide International Value Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	Inception
Class A	w/o SC1	5.60%	12.06%	10.75%	(3.60)%	[2]
	w/SC3	(0.45)%	5.64%	9.43%	(4.50)%	[2]
Class C	w/o SC1	5.09%	11.27%	9.89%	(4.31)%	[2]
	w/SC4	4.09%	10.27%	9.89%	(4.31)%	[2]
Institutional Service Class[5]		5.44%	11.98%	10.70%	(3.59)%	[2]
Institutional Class[5]		5.69%	12.51%	11.03%	(3.35)%	[2]
MSCI World ex USA Index		6.32%	16.62%	16.03%	3.14%
CPI		1.51%	1.95%	2.14%	1.93%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of December 21, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

Expense Ratios

Expense Ratio*
Class A	1.26%
Class C	2.00%
Institutional Service Class	1.25%
Institutional Class	1.00%

*	Current effective prospectus dated March 1, 2014. Please see the Fund’s most recent prospectus for details.

Fund Performance (con’t.)	Nationwide International Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide International Value Fund from inception through 4/30/14 versus the MSCI World ex USA Index and the Consumer Price Index (CPI) from 1/1/08 through 4/30/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide International Value Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14	Expense Ratio During Period (%) 11/01/13 - 04/30/14
Class A Shares	Actual	[a]	1,000.00	1,056.00	6.53	1.28
	Hypothetical	[a,b]	1,000.00	1,018.45	6.41	1.28
Class C Shares	Actual	[a]	1,000.00	1,050.90	10.17	2.00
	Hypothetical	[a,b]	1,000.00	1,014.88	9.99	2.00
Institutional Service Class Shares	Actual	[a]	1,000.00	1,054.40	6.37	1.25
	Hypothetical	[a,b]	1,000.00	1,018.60	6.26	1.25
Institutional Class Shares	Actual	[a]	1,000.00	1,056.90	5.10	1.00
	Hypothetical	[a,b]	1,000.00	1,019.84	5.01	1.00

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide International Value Fund

Common Stocks 98.7%

	Shares	Market Value

AUSTRALIA 1.0%
Real Estate Investment Trusts (REITs) 1.0%
Westfield Group	115,559	$1,179,195

CANADA 6.5%
Banks 2.0%
Royal Bank of Canada	36,700	2,449,345

Metals & Mining 0.6%
Teck Resources Ltd., Class B	34,500	786,287

Oil, Gas & Consumable Fuels 3.9%
Canadian Oil Sands Ltd.	92,100	1,996,529
Lightstream Resources Ltd.	92,647	557,040
Suncor Energy, Inc.	53,800	2,075,330

		4,628,899

		7,864,531

DENMARK 1.3%
Marine 1.3%
AP Moeller — Maersk A/S, Class B	670	1,599,464

FINLAND 1.7%
Insurance 1.7%
Sampo OYJ, Class A (a)	41,460	2,060,547

FRANCE 4.8%
Automobiles 1.2%
Peugeot SA* (a)	79,429	1,405,335

Electrical Equipment 1.6%
Schneider Electric SA	20,788	1,951,391

Food & Staples Retailing 2.0%
Carrefour SA (a)	64,341	2,508,082

		5,864,808

GERMANY 6.7%
Construction Materials 1.2%
HeidelbergCement AG (a)	16,171	1,405,068

Metals & Mining 1.4%
ThyssenKrupp AG*	60,329	1,721,922

Multi-Utilities 1.0%
E.ON SE	63,293	1,212,369

Pharmaceuticals 2.3%
Bayer AG REG (a)	20,648	2,870,935

Semiconductors & Semiconductor Equipment 0.8%
Aixtron SE*	62,631	997,193

		8,207,487

HONG KONG 3.3%
Industrial Conglomerates 1.4%
Jardine Matheson Holdings Ltd.	27,600	1,723,162

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Insurance 1.9%
AIA Group Ltd.	462,200	$2,247,953

		3,971,115

IRELAND 4.5%
Airlines 1.3%
Ryanair Holdings PLC, ADR*	29,700	1,588,356

Banks 1.1%
Bank of Ireland*	1,698,968	663,367
Bank of Ireland*	1,688,892	660,928

		1,324,295

Pharmaceuticals 2.1%
Shire PLC	43,888	2,510,042

		5,422,693

ISRAEL 1.2%
Software 1.2%
Check Point Software Technologies Ltd.*	23,500	1,505,410

ITALY 2.3%
Banks 1.5%
Intesa Sanpaolo SpA	550,954	1,885,383

Insurance 0.8%
Mediolanum SpA	101,954	917,649

		2,803,032

JAPAN 21.4%
Airlines 1.3%
Japan Airlines Co., Ltd.	30,500	1,578,968

Automobiles 2.3%
Fuji Heavy Industries Ltd.	38,400	1,009,716
Toyota Motor Corp.	34,900	1,885,582

		2,895,298

Banks 1.6%
Mitsubishi UFJ Financial Group, Inc.	362,200	1,926,722

Chemicals 1.3%
Shin-Etsu Chemical Co., Ltd.	26,900	1,578,011

Diversified Financial Services 1.7%
ORIX Corp.	140,000	2,028,578

Electronic Equipment, Instruments & Components 1.1%
Hitachi Ltd.	183,000	1,304,596

Household Durables 1.6%
Panasonic Corp.	174,000	1,896,611

Insurance 1.0%
Tokio Marine Holdings, Inc.	41,700	1,228,730

Leisure Products 0.4%
Sankyo Co., Ltd.	13,000	519,883

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Machinery 2.1%
Hino Motors Ltd.	86,900	$1,144,832
THK Co., Ltd.	69,800	1,475,328

		2,620,160

Personal Products 1.5%
Shiseido Co., Ltd.	103,000	1,840,187

Pharmaceuticals 1.3%
Astellas Pharma, Inc.	143,000	1,594,378

Real Estate Management & Development 0.8%
Sumitomo Realty & Development Co., Ltd.	24,000	931,185

Trading Companies & Distributors 1.7%
ITOCHU Corp.	180,500	2,023,368

Wireless Telecommunication Services 1.7%
KDDI Corp.	39,800	2,122,602

		26,089,277

NETHERLANDS 2.7%
Chemicals 1.5%
Koninklijke DSM NV	24,809	1,781,480

Media 1.2%
Wolters Kluwer NV	54,623	1,522,667

		3,304,147

NORWAY 1.7%
Diversified Telecommunication Services 1.7%
Telenor ASA	88,439	2,078,053

SPAIN 4.9%
Banks 3.4%
Banco Santander SA	285,882	2,843,288
Bankia SA*	639,404	1,306,061

		4,149,349

Electric Utilities 0.7%
Acciona SA	10,584	860,965

Media 0.8%
Mediaset Espana Comunicacion SA*	91,066	1,010,515

		6,020,829

SWEDEN 0.7%
Oil, Gas & Consumable Fuels 0.7%
Lundin Petroleum AB*	39,367	845,061

SWITZERLAND 10.4%
Capital Markets 1.5%
Credit Suisse Group AG REG*	55,858	1,770,846

Food Products 3.1%
Nestle SA REG	48,928	3,781,366

Insurance 1.2%
Zurich Insurance Group AG*	4,987	1,430,066

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Metals & Mining 1.3%
Glencore Xstrata PLC*	289,265	$1,560,808

Pharmaceuticals 3.3%
Novartis AG REG	47,015	4,087,134

		12,630,220

UNITED KINGDOM 23.6%
Banks 1.5%
Barclays PLC	416,364	1,777,895

Beverages 1.3%
SABMiller PLC	29,611	1,612,349

Diversified Financial Services 1.1%
London Stock Exchange Group PLC	43,124	1,321,598

Food Products 1.3%
Associated British Foods PLC	31,591	1,586,199

Insurance 3.5%
Aviva PLC	213,866	1,905,930
Prudential PLC	104,286	2,397,446

		4,303,376

Metals & Mining 1.8%
Rio Tinto PLC	40,008	2,175,145

Oil, Gas & Consumable Fuels 3.0%
BP PLC	310,300	2,619,901
Premier Oil PLC	185,805	1,063,930

		3,683,831

Pharmaceuticals 1.6%
AstraZeneca PLC	24,666	1,947,003

Software 1.7%
Sage Group PLC (The)	286,497	2,066,642

Specialty Retail 1.3%
Kingfisher PLC	219,105	1,550,472

Textiles, Apparel & Luxury Goods 0.9%
Burberry Group PLC	42,919	1,077,880

Tobacco 2.3%
Imperial Tobacco Group PLC	65,374	2,825,100

Trading Companies & Distributors 0.9%
Ashtead Group PLC	75,234	1,114,682

Wireless Telecommunication Services 1.4%
Vodafone Group PLC	465,134	1,765,933

		28,808,105

Total Common Stocks (cost $97,599,062)		120,253,974

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide International Value Fund (Continued)

Warrant 0.1%

	Number of Warrants	Market Value

FRANCE 0.1%
Automobiles 0.1%
Peugeot SA, expiring at an exercise price of $7.50 on 04/29/17* (a)	79,429	$151,960

Total Warrant (cost $ — )		151,960

Exchange Traded Funds 0.5%

	Shares

UNITED STATES 0.5%
iShares MSCI Canada ETF	1,100	33,594
iShares MSCI EAFE ETF	9,000	614,880

Total Exchange Traded Funds (cost $634,747)		648,474

Mutual Fund 1.1%
Money Market Fund 1.1%
Fidelity Institutional Money Market Fund — Institutional Class, 0.09% (b)(c)	1,330,005	1,330,005

Total Mutual Funds (cost $1,330,005)		1,330,005

Repurchase Agreement 7.8%

	Principal Amount

Royal Bank of Canada, 0.03%, dated 04/30/14, due 05/01/14, repurchase price $9,450,067, collateralized by U.S. Treasury Note, 0.63%, maturing 08/31/17; total market value $9,777,402. (c)	$9,450,059	9,450,059

Total Repurchase Agreement (cost $9,450,059)		9,450,059

Total Investments (cost $109,013,873) (d) — 108.2%		131,834,472

Liabilities in excess of other assets — (8.2)%		(9,979,528)

NET ASSETS — 100.0%		$121,854,944

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2014. The total value of securities on loan at April 30, 2014 was $10,198,275.

(b)	Represents 7-day effective yield as of April 30, 2014.

(c)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2014 was $10,716,198.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

ETF	Exchange Traded Fund

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SE	European Public Limited Liability Company

SpA	Limited Share Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide International Value Fund
Assets:
Investments, at value* (cost $99,563,814)	$122,384,413
Repurchase agreement, at value (cost $9,450,059)	9,450,059

Total Investments, at value (total cost $109,013,873)	131,834,472

Foreign currencies, at value (cost $228,800)	228,025
Dividends receivable	592,845
Security lending income receivable	20,088
Receivable for investments sold	1,205,863
Receivable for capital shares issued	48,959
Reclaims receivable	311,313
Prepaid expenses	34,861

Total Assets	134,276,426

Liabilities:
Payable for investments purchased	1,462,717
Payable for capital shares redeemed	2,341
Cash overdraft (Note 2)	127,273
Payable upon return of securities loaned (Note 2)	10,716,198
Accrued expenses and other payables:
Investment advisory fees	77,971
Fund administration fees	9,132
Distribution fees	105
Administrative servicing fees	3,947
Accounting and transfer agent fees	1,121
Trustee fees	1,040
Custodian fees	920
Compliance program costs (Note 3)	108
Professional fees	13,391
Printing fees	1,919
Other	3,299

Total Liabilities	12,421,482

Net Assets	$121,854,944

Represented by:
Capital	$143,812,918
Accumulated distributions in excess of net investment income	(184,027)
Accumulated net realized losses from investments and foreign currency transactions	(44,606,878)
Net unrealized appreciation/(depreciation) from investments	22,820,599
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	12,332

Net Assets	$121,854,944

Net Assets:
Class A Shares	$420,335
Class C Shares	24,486
Institutional Service Class Shares	121,377,435
Institutional Class Shares	32,688

Total	$121,854,944

*	Includes value of securities on loan of $10,198,275 (Note 2).

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide International Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	60,836
Class C Shares	3,572
Institutional Service Class Shares	17,529,820
Institutional Class Shares	4,720

Total	17,598,948

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$6.91
Class C Shares (b)	$6.85
Institutional Service Class Shares	$6.92
Institutional Class Shares	$6.93
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.33

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide International Value Fund
INVESTMENT INCOME:
Dividend income	$2,055,472
Income from securities lending (Note 2)	43,286
Foreign tax withholding	(141,824)

Total Income	1,956,934

EXPENSES:
Investment advisory fees	502,439
Fund administration fees	55,572
Distribution fees Class A	513
Distribution fees Class C	109
Administrative servicing fees Class A	64
Administrative servicing fees Class C	1
Administrative servicing fees Institutional Service Class	147,197
Registration and filing fees	23,609
Professional fees	23,808
Printing fees	4,749
Trustee fees	1,905
Custodian fees	3,285
Accounting and transfer agent fees	3,251
Compliance program costs (Note 3)	126
Other	4,690

Total expenses before expenses reimbursed	771,318

Expenses reimbursed by adviser (Note 3)	(32,302)

Net Expenses	739,016

NET INVESTMENT INCOME	1,217,918

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,022,934
Net realized gains from foreign currency transactions (Note 2)	1,478

Net realized gains from investments and foreign currency transactions	2,024,412

Net change in unrealized appreciation/(depreciation) from investments	3,221,575
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	10,136

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	3,231,711

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	5,256,123

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,474,041

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide International Value Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net investment income	$1,217,918	$3,743,049
Net realized gains from investments and foreign currency transactions	2,024,412	22,906,141
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	3,231,711	6,184,307

Change in net assets resulting from operations	6,474,041	32,833,497

Distributions to Shareholders From:
Net investment income:
Class A	(11,980)	(8,624)
Class C	(627)	(352)
Institutional Service Class	(3,439,552)	(5,110,805)
Institutional Class	(913)	(816)

Change in net assets from shareholder distributions	(3,453,072)	(5,120,597)

Change in net assets from capital transactions	(1,202,396)	(100,694,808)

Change in net assets	1,818,573	(72,981,908)

Net Assets:
Beginning of period	120,036,371	193,018,279

End of period	$121,854,944	$120,036,371

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(184,027)	$2,051,127

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$46,277	$183,759
Dividends reinvested	11,980	8,624
Cost of shares redeemed	(53,462)	(252,537)

Total Class A Shares	4,795	(60,154)

Class C Shares
Proceeds from shares issued	10,000	–
Dividends reinvested	627	352
Cost of shares redeemed	(7,167)	(52)

Total Class C Shares	3,460	300

Institutional Service Class Shares
Proceeds from shares issued	2,644,850	13,774,602
Dividends reinvested	3,439,552	5,110,805
Cost of shares redeemed	(7,296,491)	(119,522,461)

Total Institutional Service Class Shares	(1,212,089)	(100,637,054)

Institutional Class Shares
Proceeds from shares issued	596	4,375
Dividends reinvested	913	816
Cost of shares redeemed	(71)	(3,091)

Total Institutional Class Shares	1,438	2,100

Change in net assets from capital transactions	$(1,202,396)	$(100,694,808)

Statements of Changes in Net Assets (Continued)

	Nationwide International Value Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
SHARE TRANSACTIONS:
Class A Shares
Issued	6,872	28,882
Reinvested	1,836	1,408
Redeemed	(8,135)	(41,852)

Total Class A Shares	573	(11,562)

Class C Shares
Issued	1,483	–
Reinvested	97	59
Redeemed	(1,078)	(9)

Total Class C Shares	502	50

Institutional Service Class Shares
Issued	393,702	2,227,741
Reinvested	526,462	846,537
Redeemed	(1,089,828)	(18,737,602)

Total Institutional Service Class Shares	(169,664)	(15,663,324)

Institutional Class Shares
Issued	89	678
Reinvested	140	133
Redeemed	(11)	(455)

Total Institutional Class Shares	218	356

Total change in shares	(168,371)	(15,674,480)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Value Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$6.74	0.07	0.30	0.37	(0.20)	(0.20)	$6.91	5.60%		$420,335	1.28%	2.01%	1.34%	20.19%
Year Ended October 31, 2013 (f)	$5.76	0.12	1.03	1.15	(0.17)	(0.17)	$6.74	20.27%		$406,403	1.26%	1.90%	1.28%	25.50%
Year Ended October 31, 2012 (f)	$5.60	0.11	0.20	0.31	(0.15)	(0.15)	$5.76	6.02%		$413,861	1.25%	2.00%	1.26%	80.92%
Year Ended October 31, 2011 (f)	$6.43	0.11	(0.76)	(0.65)	(0.18)	(0.18)	$5.60	(10.40%	)	$392,730	1.25%	1.78%	1.29%	121.25%
Year Ended October 31, 2010 (f)	$6.20	0.12	0.21	0.33	(0.10)	(0.10)	$6.43	5.32%		$436,598	1.25%	1.93%	1.29%	50.87%
Year Ended October 31, 2009 (f)	$4.95	0.07	1.18	1.25	–	–	$6.20	25.25%		$384,923	1.25%	1.31%	1.34%	54.37%

Class C Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$6.70	0.05	0.28	0.33	(0.18)	(0.18)	$6.85	5.09%		$24,486	2.00%	1.47%	2.06%	20.19%
Year Ended October 31, 2013 (f)	$5.72	0.07	1.03	1.10	(0.12)	(0.12)	$6.70	19.40%		$20,559	2.00%	1.12%	2.01%	25.50%
Year Ended October 31, 2012 (f)	$5.53	0.07	0.21	0.28	(0.09)	(0.09)	$5.72	5.39%		$17,263	2.00%	1.26%	2.01%	80.92%
Year Ended October 31, 2011 (f)	$6.37	0.07	(0.76)	(0.69)	(0.15)	(0.15)	$5.53	(11.17%	)	$16,455	2.00%	1.12%	2.04%	121.25%
Year Ended October 31, 2010 (f)	$6.15	0.05	0.22	0.27	(0.05)	(0.05)	$6.37	4.48%		$17,384	2.00%	0.77%	2.04%	50.87%
Year Ended October 31, 2009 (f)	$4.95	0.07	1.13	1.20	–	–	$6.15	24.24%		$6,154	2.00%	1.36%	2.12%	54.37%

Institutional Service Class Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$6.76	0.07	0.29	0.36	(0.20)	(0.20)	$6.92	5.44%		$121,377,435	1.25%	2.06%	1.30%	20.19%
Year Ended October 31, 2013 ( f)	$5.77	0.12	1.04	1.16	(0.17)	(0.17)	$6.76	20.42%		$119,578,990	1.25%	1.90%	1.25%	25.50%
Year Ended October 31, 2012 (f)	$5.61	0.12	0.19	0.31	(0.15)	(0.15)	$5.77	6.02%		$192,563,202	1.25%	2.13%	1.25%	80.92%
Year Ended October 31, 2011 (f)	$6.43	0.12	(0.76)	(0.64)	(0.18)	(0.18)	$5.61	(10.29%	)	$99,010,403	1.24%	1.86%	1.28%	121.25%
Year Ended October 31, 2010 (f)	$6.21	0.10	0.21	0.31	(0.09)	(0.09)	$6.43	5.10%		$125,964,780	1.25%	1.68%	1.29%	50.87%
Year Ended October 31, 2009 (f)	$4.96	0.11	1.14	1.25	–	–	$6.21	25.21%		$132,254,218	1.25%	2.19%	1.36%	54.37%

Institutional Class Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$6.76	0.08	0.29	0.37	(0.20)	(0.20)	$6.93	5.69%		$32,688	1.00%	2.35%	1.06%	20.19%
Year Ended October 31, 2013 (f)	$5.78	0.13	1.04	1.17	(0.19)	(0.19)	$6.76	20.64%		$30,419	1.00%	2.12%	1.01%	25.50%
Year Ended October 31, 2012 (f)	$5.63	0.12	0.20	0.32	(0.17)	(0.17)	$5.78	6.28%		$23,953	1.00%	2.26%	1.01%	80.92%
Year Ended October 31, 2011 (f)	$6.45	0.13	(0.75)	(0.62)	(0.20)	(0.20)	$5.63	(10.03%	)	$22,533	1.00%	2.10%	1.04%	121.25%
Year Ended October 31, 2010 (f)	$6.23	0.12	0.21	0.33	(0.11)	(0.11)	$6.45	5.32%		$25,077	1.00%	1.94%	1.04%	50.87%
Year Ended October 31, 2009 (f)	$4.97	0.12	1.15	1.27	(0.01)	(0.01)	$6.23	25.49%		$23,785	1.00%	2.44%	1.11%	54.37%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Small Company Growth Fund

For the semiannual period ended April 30, 2014, the Nationwide Small Company Growth Fund (Institutional Service Class) registered -2.24% versus 1.27% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Growth Funds (consisting of 538 funds as of April 30, 2014) was 0.67% for the same time period.

Among the Fund’s top-performing holdings during the reporting period were NetScout Systems and Manhattan Associates (both in the information/knowledge management industry), EnerNOC (business services) and Incyte (medical/health care). On the downside, the Fund holdings that proved to be the worst detractors from Fund performance during the reporting period were Medidata Solutions (medical/health care), Geospace Technologies (industrial products and systems), and Concur Technologies and NIC Inc. (both business services).

The top performer for the Fund during the reporting period was NetScout Systems. For the company’s most recent fiscal year, revenue increased by 13% and net income increased by 21%. The company continues to execute on its growth plans, as it introduces new products, increases revenue with existing customers and attracts new customers. NetScout has been a long-term holding in the Fund, and, like many small companies, has undergone some changes throughout the years. When we first invested in the company, NetScout was focused on the network performance management area, helping enterprises to optimize their computer networks and ensure that network performance was not hindered by bottlenecks, slow applications, insufficient bandwidth to transmit data, etc. As the company began to expand its customer base and focused on additional markets in recent years, we undertook a thorough analysis to understand the opportunities and challenges which the company was facing. In a nutshell, the company has expanded its capabilities to the cellular provider market, optimizing transmission networks to better handle the volume of voice, data, text and video content which is now required due to the significant growth of smartphones, tablets and mobile devices in general. As a result of our updated review of this company, approximately two years ago we purchased additional shares and increased NetScout’s weighting in the Fund. Despite NetScout’s recent stock price increases, we continue to believe that NetScout is an attractive long-term holding for the Fund.

Medidata Solutions, the worst-performing holding in the Fund during the reporting period, was the top performer in the previous 12-month period ended October 31, 2013. Medidata serves as a good example of our small company investment process. The company reported continued solid revenue growth of 21% for its most recent quarter, although earnings were less than expected. We believe that the decline in the company’s stock price following its earnings announcement in April was an overreaction by the market. We continue to believe in the long-term growth prospects of this company and, as a result, have purchased additional shares and increased the Fund’s position in this holding. Our rationale for investing in Medidata remains intact, as described in part below from our investment report at the time of the Fund’s initial investment in the company:

“Medidata Solutions provides hosted clinical development solutions including a comprehensive platform that integrates electronic data capture (EDC) with a clinical data management system (CDMS) that replaces the traditional manual, paper-based process of collecting and managing clinical trial data. The company’s products and services enable clinical developers to streamline the design, planning and management of the clinical development process, and therefore more efficiently conduct complex development programs, especially clinical trials. Clients include pharmaceutical, biotechnology and medical device companies, academic institutions, research foundations, government agencies and contract research organizations (CROs). Thus, there is ample incentive to use products and services that directly save time, money and headaches as well as, indirectly, lives. Equally important is enhanced decision-making that often leads to exceptional value-creating discoveries.

Fund Commentary (con’t.)	Nationwide Small Company Growth Fund

Medidata Solutions is fueled by the quality of its products and services to help change advanced biological data into actionable clinical information, constructively impacting the quality of patient health care. Overall, Medidata Solutions has critical mass, financial resources, momentum, profitability, and a contemporary business model, as well as competent, innovative technological and management skills to grow the enterprise into an exceptional larger company over the long term.”

No derivatives were used in the Fund during the reporting period. The Fund’s strategy is benchmark agnostic, and is not in any way structured relative to a benchmark. Therefore, we do not provide attribution analysis relative to a benchmark.

We remain quite optimistic about the long-term potential of the Fund overall. Of course, this does not mean that the Fund is immune from negative company-specific events or that every Fund holding will do well. And it most certainly does not mean that the Fund will not be adversely affected by economic, political and/or other exogenous events. We do not spend our time determining probabilities for potential outcomes (political, economic or otherwise) and subsequently repositioning the Fund to take advantage of these expected outcomes. We do, however, assess and analyze the long-term fundamentals of industries and companies to determine whether an investment candidate or Fund holding meets the criteria for our small company investment program.

At Brown Capital Management, our investment philosophy does not change quarter to quarter, and is not geared toward any specific market conditions or circumstances. While we are influenced by market movements, our consistent investment process does not change in anticipation of one or another type of market. Focusing on exceptional small companies that have the wherewithal to become exceptional large companies is where we concentrate our efforts. As long-term and benchmark-agnostic investors, our style is a disciplined and patient implementation of our small company investment process. As always, we are committed to building and maintaining a winning investment program that meets your required long-term investment needs.

Subadviser:

Brown Capital Management, LLC

Portfolio Managers:

Damien Davis, Robert Hall, Kempton Ingersol, Keith Lee and Amy Zhang

The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of smaller companies. The investment strategy of holding stocks for long time periods with an emphasis on particular industries or sectors may subject the Fund to above-average short-term volatility. Growth funds may underperform other funds that use different investing styles. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Small Company Growth Fund

Objective

The Fund seeks long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments.

Highlights

•

The Nationwide Small Company Growth Fund (Institutional Service Class) registered -2.24% for the semiannual period, underperforming the Russell 2000® Growth Index by 3.51% and the Lipper peer category median by 2.91%.

•

Among the Fund’s top-performing holdings during the reporting period were NetScout Systems and Manhattan Associates (both in the information/knowledge management industry), EnerNOC (business services) and Incyte (medical/health care).

•

On the downside, the Fund holdings that proved to be the worst detractors from Fund performance during the reporting period were Medidata Solutions (medical/health care), Geospace Technologies (industrial products and systems), and Concur Technologies and NIC Inc. (both business services).

Asset Allocation†

Common Stocks	93.2%
Mutual Fund	5.1%
Other assets in excess of liabilities	1.7%
100.0%

Top Industries††

Software	30.1%
Health Care Equipment & Supplies	13.3%
Electronic Equipment, Instruments & Components	13.2%
Health Care Technology	7.8%
Semiconductors & Semiconductor Equipment	5.6%
Energy Equipment & Services	5.5%
Life Sciences Tools & Services	4.3%
Machinery	3.8%
Chemicals	3.4%
Biotechnology	3.1%
Other Industries	9.9%
100.0%

Top Holdings††

Fidelity Institutional Money Market Fund —Institutional Class	5.2%
Netscout Systems, Inc.	4.9%
Manhattan Associates, Inc.	4.0%
Cognex Corp.	3.9%
Techne Corp.	3.6%
CARBO Ceramics, Inc.	3.5%
ANSYS, Inc.	3.5%
Measurement Specialties, Inc.	3.5%
ACI Worldwide, Inc.	3.4%
Balchem Corp.	3.4%
Other Holdings	61.1%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Percentages indicated are based upon total investments as of April 30, 2014.

Fund Performance	Nationwide Small Company Growth Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	Inception
Class A	w/o SC1	(2.37)%	21.84%	21.98%	[2]
	w/SC3	(8.01)%	14.85%	18.91%	[2]
Institutional Service Class[4]		(2.24)%	22.13%	22.23%	[2]
Russell 2000® Growth Index		1.27%	21.46%	18.24%
CPI		1.51%	1.95%	2.02%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of January 3, 2012.

[3]	A 5.75% front-end sales charge was deducted.

[4]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	2.29%	1.21%
Institutional Service Class	2.03%	0.95%

*	Current effective prospectus dated March 1, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance (con’t.)	Nationwide Small Company Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide Small Company Growth Fund from inception through 4/30/14 versus the Russell 2000® Growth Index and the Consumer Price Index (CPI) from 2/1/12 through 4/30/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Small Company Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Small Company Growth Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14	Expense Ratio During Period (%) 11/01/13 - 04/30/14
Class A Shares	Actual	[a]	1,000.00	976.30	6.08	1.24
	Hypothetical	[a,b]	1,000.00	1,018.65	6.21	1.24
Institutional Service Class Shares	Actual	[a]	1,000.00	977.60	4.61	0.94
	Hypothetical	[a,b]	1,000.00	1,020.13	4.71	0.94

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Small Company Growth Fund

Common Stocks 93.2%

	Shares	Market Value

Biotechnology 3.0%
Incyte Corp., Ltd.*	34,567	$1,678,574

Chemicals 3.4%
Balchem Corp.	30,554	1,892,820

Commercial Services & Supplies 1.8%
EnerNOC, Inc.*	42,925	1,013,030

Electronic Equipment, Instruments & Components 13.0%
Cognex Corp.*	61,970	2,133,627
Dolby Laboratories, Inc., Class A*	6,641	264,644
DTS, Inc.*	10,328	192,204
FEI Co.	22,393	1,780,691
FLIR Systems, Inc.	29,058	989,134
Measurement Specialties, Inc.*	29,950	1,927,283

		7,287,583

Energy Equipment & Services 5.4%
CARBO Ceramics, Inc.	13,915	1,946,848
Geospace Technologies Corp.*	18,707	1,087,438

		3,034,286

Health Care Equipment & Supplies 13.0%
Abaxis, Inc.*	42,001	1,705,660
Cantel Medical Corp.	54,455	1,805,728
Cyberonics, Inc.*	3,869	228,890
Meridian Bioscience, Inc.	48,624	971,021
Neogen Corp.*	39,734	1,659,888
Quidel Corp.*	44,604	956,756

		7,327,943

Health Care Technology 7.7%
MedAssets, Inc.*	64,340	1,468,882
Medidata Solutions, Inc.*	48,738	1,769,677
Quality Systems, Inc.	24,542	362,485
Vocera Communications, Inc.*	46,647	711,367

		4,312,411

Internet Software & Services 2.9%
NIC, Inc.	88,462	1,622,393

Life Sciences Tools & Services 4.2%
Bruker Corp.*	20,513	423,799
Techne Corp.	22,055	1,969,732

		2,393,531

Machinery 3.7%
Dynamic Materials Corp.	23,233	469,307
Sun Hydraulics Corp.	39,582	1,618,112

		2,087,419

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment 5.5%
Diodes, Inc.*	55,153	$1,454,385
Hittite Microwave Corp.	27,251	1,617,619

		3,072,004

Software 29.6%
ACI Worldwide, Inc.*	33,176	1,896,008
American Software, Inc., Class A	64,953	626,147
ANSYS, Inc.*	25,283	1,929,346
Blackbaud, Inc.	51,113	1,556,391
Concur Technologies, Inc.*	16,929	1,362,277
Manhattan Associates, Inc.*	70,211	2,213,753
Netscout Systems, Inc.*	69,223	2,696,928
Nuance Communications, Inc.*	52,277	841,137
PROS Holdings, Inc.*	53,597	1,468,558
Rovi Corp.*	11,642	259,500
Tyler Technologies, Inc.*	21,687	1,770,743

		16,620,788

Total Common Stocks (cost $48,397,290)		52,342,782

Mutual Fund 5.1%
Money Market Fund 5.1%
Fidelity Institutional Money Market Fund — Institutional Class, 0.09% (a)	2,879,570	2,879,570

Total Mutual Fund (cost $2,879,570)		2,879,570

Total Investments (cost $51,276,860) (b) — 98.3%		55,222,352

Other assets in excess of liabilities — 1.7%		958,277

NET ASSETS — 100.0%		$56,180,629

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of April 30, 2014.

(b)	See notes to financial statements for tax cost and unrealized appreciation/ (depreciation) of securities.

Ltd.	Limited

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Small Company Growth Fund
Assets:
Investments, at value (cost $51,276,860)	$55,222,352
Cash	1,076,938
Dividends receivable	4,412
Receivable for capital shares issued	14,339
Prepaid expenses	12,423

Total Assets	56,330,464

Liabilities:
Payable for investments purchased	76,264
Payable for capital shares redeemed	25,690
Accrued expenses and other payables:
Investment advisory fees	30,862
Fund administration fees	7,885
Distribution fees	361
Administrative servicing fees	30
Accounting and transfer agent fees	236
Trustee fees	1,405
Custodian fees	34
Compliance program costs (Note 3)	83
Professional fees	5,833
Printing fees	145
Other	1,007

Total Liabilities	149,835

Net Assets	$56,180,629

Represented by:
Capital	$50,839,704
Accumulated distributions in excess of net investment loss	(145,972)
Accumulated net realized gains from investments	1,541,405
Net unrealized appreciation/(depreciation) from investments	3,945,492

Net Assets	$56,180,629

Net Assets:
Class A Shares	$1,704,854
Institutional Service Class Shares	54,475,775

Total	$56,180,629

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	109,595
Institutional Service Class Shares	3,495,108

Total	3,604,703

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide Small Company Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$15.56
Institutional Service Class Shares	$15.59
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$16.51

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Small Company Growth Fund
INVESTMENT INCOME:
Dividend income	$144,138
Income from securities lending (Note 2)	5,805

Total Income	149,943

EXPENSES:
Investment advisory fees	260,140
Fund administration fees	46,602
Distribution fees Class A	1,809
Administrative servicing fees Class A	357
Administrative servicing fees Institutional Service Class	52
Registration and filing fees	9,809
Professional fees	12,479
Printing fees	6,012
Trustee fees	870
Custodian fees	881
Accounting and transfer agent fees	458
Compliance program costs (Note 3)	42
Other	2,665

Total expenses before earnings credit and expenses reimbursed	342,176

Earnings credit (Note 5)	(18)
Expenses reimbursed by adviser (Note 3)	(68,326)

Net Expenses	273,832

NET INVESTMENT LOSS	(123,889)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	1,541,199
Net change in unrealized appreciation/(depreciation) from investments	(2,795,738)

Net realized/unrealized losses from investments	(1,254,539)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,378,428)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Small Company Growth Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net investment loss	$(123,889)	$(68,152)
Net realized gains from investments	1,541,199	222,246
Net change in unrealized appreciation/(depreciation) from investments	(2,795,738)	6,384,899

Change in net assets resulting from operations	(1,378,428)	6,538,993

Distributions to Shareholders From:
Net investment income:
Class A	(1,021)	(63)
Institutional Service Class	(1,714)	(31,556)
Net realized gains:
Class A	(2,284)	(329)
Institutional Service Class	(148,801)	(63,071)

Change in net assets from shareholder distributions	(153,820)	(95,019)

Change in net assets from capital transactions	(1,991,738)	48,636,808

Change in net assets	(3,523,986)	55,080,782

Net Assets:
Beginning of period	59,704,615	4,623,833

End of period	$56,180,629	$59,704,615

Accumulated distributions in excess of net investment loss at end of period	$(145,972)	$(19,348)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,670,568	$1,122,714
Dividends reinvested	3,251	392
Cost of shares redeemed	(621,355)	(535,612)

Total Class A Shares	1,052,464	587,494

Institutional Service Class Shares
Proceeds from shares issued	5,305,283	52,083,524
Dividends reinvested	150,178	94,627
Cost of shares redeemed	(8,499,663)	(4,128,837)

Total Institutional Service Class Shares	(3,044,202)	48,049,314

Change in net assets from capital transactions	$(1,991,738)	$48,636,808

SHARE TRANSACTIONS:
Class A Shares
Issued	101,361	82,207
Reinvested	200	34
Redeemed	(37,625)	(38,764)

Total Class A Shares	63,936	43,477

Statements of Changes in Net Assets (Continued)

	Nationwide Small Company Growth Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	322,868	3,564,106
Reinvested	9,224	8,236
Redeemed	(526,200)	(291,287)

Total Institutional Service Class Shares	(194,108)	3,281,055

Total change in shares	(130,172)	3,324,532

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Company Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Loss to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$16.00	(0.06)	(0.32)	(0.38)	(0.02)	(0.04)	(0.06)	$15.56	(2.37%	)	$1,704,854	1.24%	(0.79%	)	1.47%	4.24%
Year Ended October 31, 2013 (f)	$11.26	(0.11)	5.03	4.92	(0.03)	(0.15)	(0.18)	$16.00	44.46%		$730,412	1.20%	(0.81%	)	2.46%	4.05%
Period Ended October 31, 2012 (f)	$10.00	(0.06)	1.32	1.26	—	—	—	$11.26	12.50%		$24,561	1.19%	(0.73%	)	8.37%	9.58%

Institutional Service Class Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$15.99	(0.03)	(0.33)	(0.36)	—	(0.04)	(0.04)	$15.59	(2.24%	)	$54,475,775	0.94%	(0.42%	)	1.18%	4.24%
Year Ended October 31, 2013 (f)	$11.27	(0.06)	5.01	4.95	(0.08)	(0.15)	(0.23)	$15.99	44.70%		$58,974,203	0.94%	(0.44%	)	2.12%	4.05%
Period Ended October 31, 2012 (f)	$10.00	(0.04)	1.31	1.27	—	—	—	$11.27	12.70%		$4,599,272	0.94%	(0.48%	)	7.38%	9.58%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide U.S. Small Cap Value Fund

For the semiannual period ended April 30, 2014, the Nationwide U.S. Small Cap Value Fund (Institutional Service Class) returned 7.18% versus 4.97% for its benchmark, the Russell 2000® Value Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Value Funds (consisting of 295 funds as of April 30, 2014) was 5.89% for the same time period.

Environment

U.S. stocks delivered positive returns for the six-month reporting period ended April 30, 2014. The return for the broad U.S. market, as measured by the Russell 3000® Index, was 7.8% for the same time period. Asset class returns for the period ranged from 9.7% for mid-capitalization value stocks to 1.3% for small-cap growth stocks. Within the small-cap investment universe, utilities and energy were the strongest-performing sectors.

Across the market capitalization spectrum, small caps (as measured by the Russell 2000® Index) underperformed large caps (as measured by the Russell 1000® Index) by 5.2% during the reporting period. In addition, mid caps (as measured by the Russell Midcap® Index) outperformed small caps by 4.7% for the same time period.

Looking at the relative price dimension, low relative price investments (value stocks) outperformed high relative price investments (growth stocks) across the market capitalization spectrum during the reporting period, except among micro-cap stocks. Using the Russell Indexes as proxies, large-cap value stocks (as measured by the Russell 1000® Value Index) outperformed large-cap growth stocks (as measured by the Russell 1000® Growth Index) by 2.7% during the reporting period, while small-cap value stocks (as measured by the Russell 2000® Value Index) outperformed small-cap growth stocks (as measured by the Russell 2000® Growth Index) by 3.7% for the same time period.

Fund Commentary

The Nationwide U.S. Small Cap Value Fund is constructed to capture the expected long-term premiums associated with small-cap and mid-cap value stocks.

The Fund’s greater allocation to mid-cap stocks compared to the benchmark contributed the most to the Fund’s outperformance during the reporting period. To define value stocks, the Fund uses price-to-book ratio as its primary valuation metric. During the reporting period, value stocks, as defined by this metric, outperformed value stocks as defined by the benchmark. More specifically, positions in small-cap value stocks in the energy, industrials and information technology sectors had the most positive impact on Fund returns during the reporting period.

An underweight position in the Fund in utilities negatively affected Fund performance, as the utilities sector was among the best performers during the reporting period. Also, the Fund’s exclusion of real estate investment trusts (REITs) detracted from Fund performance during the reporting period. The Fund intentionally excludes REITs and highly regulated utilities as research shows they tend to behave differently than common equities and over the long term do not deliver the same return premiums as do small-cap and mid-cap value stocks. During the 2013 portion of the Fund’s six-month reporting period, these exclusions supported the Fund’s outperformance; however, year-to-date in 2014 they have detracted from Fund performance.

The Fund is broadly diversified and held more than 1,250 stocks at the end of the six-month reporting period with no individual holding accounting for more than 0.8% of the Fund. Differences in these holdings versus the benchmark also contributed to the Fund’s outperformance during the reporting period. Due to this broad diversification, no individual security contributed to or detracted from relative Fund performance by more than 0.3% during the reporting period.

Fund Commentary (con’t.)	Nationwide U.S. Small Cap Value Fund

Subadviser:

Dimensional Fund Advisors LP

Portfolio Managers:

Joseph H. Chi, Jed S. Fogdall and Henry F. Gray

The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of smaller companies. The Fund also is subject to risks associated with using a targeted strategy for stock selection. Value funds may underperform other funds that use different investing styles. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide U.S. Small Cap Value Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•

The Nationwide U.S. Small Cap Value Fund (Institutional Service Class) returned 7.18% for the semiannual period, outperforming the Russell 2000® Value Index by 2.21% and the Lipper peer category median by 1.29%.

•	The Fund’s greater allocation to mid-cap stocks compared to the benchmark contributed the most to the Fund’s outperformance during the reporting period.

•	An underweight position in the Fund in utilities negatively affected Fund performance during the reporting period, as the utilities sector was among the best performers during the reporting period.

Asset Allocation†

Common Stocks	98.9%
Mutual Fund	1.2%
Right††	0.0%
Repurchase Agreement††	0.0%
Warrants††	0.0%
Liabilities in excess of other assets	(0.1%)
100.0%

Top Industries†††

Insurance	9.5%
Banks	8.1%
Oil, Gas & Consumable Fuels	6.0%
Energy Equipment & Services	5.1%
Electronic Equipment, Instruments & Components	4.4%
Semiconductors & Semiconductor Equipment	4.2%
Machinery	3.6%
Metals & Mining	3.5%
Specialty Retail	3.5%
Health Care Providers & Services	3.0%
Other Industries*	49.1%
100.0%

Top Holdings†††

Fidelity Institutional Money Market Fund —Institutional Class	1.2%
Trinity Industries, Inc.	0.7%
Avis Budget Group, Inc.	0.6%
American Capital Ltd.	0.6%
Ingram Micro, Inc., Class A	0.5%
Assurant, Inc.	0.5%
Legg Mason, Inc.	0.5%
Domtar Corp.	0.5%
CNO Financial Group, Inc.	0.5%
SYNNEX Corp.	0.4%
Other Holdings*	94.0%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

Fund Performance	Nationwide U.S. Small Cap Value Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	Inception
Class A	w/o SC1	7.21%	26.16%	21.87%	8.92%	[2]
	w/SC3	1.03%	18.91%	20.44%	7.91%	[2]
Class C	w/o SC1	6.84%	25.28%	20.45%	8.21%	[2]
	w/SC4	5.84%	24.28%	20.45%	8.21%	[2]
Institutional Service Class[5]		7.18%	26.24%	21.32%	9.02%	[2]
Institutional Class[5]		7.33%	26.51%	21.63%	9.30%	[2]
Russell 2000® Value Index		4.97%	19.61%	19.13%	7.48%
CPI		1.51%	1.95%	2.14%	1.93%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of December 21, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.55%	1.49%
Class C	2.21%	2.15%
Institutional Service Class	1.44%	1.38%
Institutional Class	1.19%	1.13%

*	Current effective prospectus dated March 1, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance (con’t.)	Nationwide U.S. Small Cap Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide U.S. Small Cap Value Fund from inception through 4/30/14 versus the Russell 2000® Value Index and the Consumer Price Index (CPI) from 1/1/08 through 4/30/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide U.S. Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide U.S. Small Cap Value Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14	Expense Ratio During Period (%) 11/01/13 - 04/30/14
Class A Shares	Actual	[a]	1,000.00	1,072.10	7.24	1.41
	Hypothetical	[a,b]	1,000.00	1,017.80	7.05	1.41
Class C Shares	Actual	[a]	1,000.00	1,068.40	10.82	2.11
	Hypothetical	[a,b]	1,000.00	1,014.33	10.54	2.11
Institutional Service Class Shares	Actual	[a]	1,000.00	1,071.80	6.88	1.34
	Hypothetical	[a,b]	1,000.00	1,018.15	6.71	1.34
Institutional Class Shares	Actual	[a]	1,000.00	1,073.30	5.60	1.09
	Hypothetical	[a,b]	1,000.00	1,019.39	5.46	1.09

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide U.S. Small Cap Value Fund

Common Stocks 98.9%

	Shares	Market Value

Aerospace & Defense 2.0%
AAR Corp.	7,515	$194,639
Aerovironment, Inc.*	5,562	187,829
Alliant Techsystems, Inc.	1,445	208,398
Allied Defense Group, Inc. (The)* (a)(b)	400	0
American Science & Engineering, Inc.	640	43,008
Ascent Solar Technologies, Inc.*	2,800	1,414
CPI Aerostructures, Inc.*	2,037	27,438
Curtiss-Wright Corp.	10,476	669,835
DigitalGlobe, Inc.*	14,495	431,661
Ducommun, Inc.*	2,494	60,529
Engility Holdings, Inc.*	5,302	231,379
Esterline Technologies Corp.*	4,536	494,515
Exelis, Inc.	854	15,833
Innovative Solutions & Support, Inc.*	1,501	10,102
Kratos Defense & Security Solutions, Inc.*	19,461	140,508
LMI Aerospace, Inc.*	1,878	25,616
Moog, Inc., Class A*	1,999	130,835
National Presto Industries, Inc.	200	14,452
Orbital Sciences Corp.*	14,597	429,152
SIFCO Industries, Inc.	425	13,961
Sparton Corp.*	1,053	28,600
Sypris Solutions, Inc.	157	476
Triumph Group, Inc.	1,259	81,596

		3,441,776

Air Freight & Logistics 0.3%
Air Transport Services Group, Inc.*	12,644	99,003
Atlas Air Worldwide Holdings, Inc.*	6,677	233,628
UTi Worldwide, Inc.	7,920	77,537
XPO Logistics, Inc.*	444	12,050

		422,218

Airlines 0.7%
Alaska Air Group, Inc.	3,432	322,883
Hawaiian Holdings, Inc.*	17,790	257,065
JetBlue Airways Corp.*	49,412	390,602
Republic Airways Holdings, Inc.*	13,806	114,728
SkyWest, Inc.	8,410	97,556

		1,182,834

Auto Components 0.8%
Cooper Tire & Rubber Co.	8,201	206,255
Cooper-Standard Holding, Inc.*	249	16,870
Dorman Products, Inc.*	1,400	80,570
Federal-Mogul Holdings Corp.*	18,136	312,302
Fuel Systems Solutions, Inc.*	4,655	48,784
Modine Manufacturing Co.*	9,040	148,979
Motorcar Parts of America, Inc.*	2,200	60,368
Shiloh Industries, Inc.*	1,847	36,460
Spartan Motors, Inc.	7,133	37,876
Standard Motor Products, Inc.	5,949	226,003
Stoneridge, Inc.*	8,726	93,281

Common Stocks (continued)

	Shares	Market Value

Auto Components (continued)
Strattec Security Corp.	300	$20,043
Superior Industries International, Inc.	4,675	98,829

		1,386,620

Banks 8.1%
1st Source Corp.	3,845	113,389
1st United Bancorp, Inc.	3,129	22,904
Access National Corp.	576	8,496
American National Bankshares, Inc.	1,325	28,236
Ameris Bancorp*	2,980	63,385
AmeriServ Financial, Inc.	1,800	6,264
Arrow Financial Corp.	415	10,387
Associated Banc-Corp.	22,043	386,855
BancFirst Corp.	984	57,279
Bancorp, Inc.*	4,545	71,902
BancorpSouth, Inc.	8,554	199,821
Bank of Commerce Holdings	1,636	10,389
Bank of Kentucky Financial Corp. (The)	171	5,901
Banner Corp.	3,228	127,635
Bar Harbor Bankshares	283	10,635
BBCN Bancorp, Inc.	8,440	130,060
BCB Bancorp, Inc.	221	2,939
Boston Private Financial Holdings, Inc.	7,814	97,753
Bryn Mawr Bank Corp.	845	23,052
C&F Financial Corp.	177	5,531
Camden National Corp.	1,018	38,857
Capital Bank Financial Corp., Class A*	114	2,719
Capital City Bank Group, Inc.	2,100	29,190
Cardinal Financial Corp.	3,473	58,346
Cathay General Bancorp	13,982	329,975
Center Bancorp, Inc.	1,488	27,543
Centerstate Banks, Inc.	4,190	45,964
Central Pacific Financial Corp.	1,133	21,266
Century Bancorp, Inc., Class A	138	4,623
Chemical Financial Corp.	1,317	36,968
City Holding Co.	1,411	60,659
CoBiz Financial, Inc.	5,513	55,351
Columbia Banking System, Inc.	3,034	75,304
Community Bank System, Inc.	4,100	152,479
Community Bankers Trust Corp.*	300	1,236
Community Trust Bancorp, Inc.	2,313	85,280
Customers Bancorp, Inc.*	1,526	33,618
CVB Financial Corp.	3,379	48,860
Enterprise Bancorp, Inc.	332	6,062
Enterprise Financial Services Corp.	1,963	35,079
Fidelity Southern Corp.	1,343	17,741
Financial Institutions, Inc.	1,239	28,683
First Bancorp	2,007	34,540
First Bancorp, Inc.	939	14,958
First BanCorp, Puerto Rico*	10,570	54,330
First Busey Corp.	7,454	40,997
First Citizens Bancshares, Inc., Class A	246	55,323
First Commonwealth Financial Corp.	30,302	260,294

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
First Community Bancshares, Inc.	4,898	$72,539
First Connecticut Bancorp, Inc.	935	14,820
First Financial Bancorp	3,773	61,085
First Financial Corp.	2,217	70,966
First Financial Holdings, Inc.	1,239	71,205
First Horizon National Corp.	7,137	82,004
First Interstate BancSystem, Inc.	885	22,028
First Merchants Corp.	7,005	148,646
First Midwest Bancorp, Inc.	8,912	145,889
First Niagara Financial Group, Inc.	42,634	380,295
First South Bancorp, Inc.	1,350	10,841
FirstMerit Corp.	8,172	158,455
Flushing Financial Corp.	3,341	64,214
FNB Corp.	12,066	150,101
Fulton Financial Corp.	13,428	163,687
German American Bancorp, Inc.	805	20,962
Glacier Bancorp, Inc.	2,250	57,735
Great Southern Bancorp, Inc.	1,161	33,286
Guaranty Bancorp	1,040	13,094
Hancock Holding Co.	1,013	34,168
Hanmi Financial Corp.	5,805	123,472
Heartland Financial USA, Inc.	1,847	44,882
Heritage Commerce Corp.	4,960	40,275
Heritage Financial Corp.	100	1,616
Home Federal Bancorp, Inc.	2,100	31,605
Horizon Bancorp	587	11,734
Hudson Valley Holding Corp.	1,861	34,168
IBERIABANK Corp.	6,833	429,796
Independent Bank Corp.	380	4,948
Independent Bank Corp.	2,048	76,022
International Bancshares Corp.	14,074	323,139
Intervest Bancshares Corp.*	2,354	17,820
Lakeland Bancorp, Inc.	4,466	46,625
Lakeland Financial Corp.	1,383	50,618
LNB Bancorp, Inc.	1,100	12,518
Macatawa Bank Corp.	3,062	14,912
MainSource Financial Group, Inc.	4,606	76,137
MB Financial, Inc.	8,210	220,356
MBT Financial Corp.*	2,346	11,566
Mercantile Bank Corp.	1,351	26,358
Merchants Bancshares, Inc.	662	19,244
Metro Bancorp, Inc.*	1,907	38,941
MidSouth Bancorp, Inc.	770	12,874
MidWestOne Financial Group, Inc.	67	1,650
National Bank Holdings Corp., Class A	1,100	21,076
National Penn Bancshares, Inc.	13,300	129,941
NBT Bancorp, Inc.	647	14,655
NewBridge Bancorp*	2,450	18,841
North Valley Bancorp*	78	1,763
Northrim BanCorp, Inc.	444	10,652
OFG Bancorp	11,383	194,194
Old National Bancorp	6,911	97,583
Old Second Bancorp, Inc.*	1,500	7,140

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
OmniAmerican Bancorp, Inc.	1,963	$48,800
Pacific Continental Corp.	1,758	23,170
Pacific Mercantile Bancorp*	1,000	6,550
Pacific Premier Bancorp, Inc.*	1,418	19,356
PacWest Bancorp	7,485	294,684
Park National Corp.	600	43,512
Park Sterling Corp.	4,473	29,209
Peapack Gladstone Financial Corp.	1,492	28,363
Peoples Bancorp, Inc.	2,725	71,041
Pinnacle Financial Partners, Inc.	6,100	210,877
Popular, Inc.*	8,723	269,541
Preferred Bank, Los Angeles*	1,261	27,048
Premier Financial Bancorp, Inc.	658	9,409
PrivateBancorp, Inc.	12,137	334,617
Renasant Corp.	5,104	138,931
Republic Bancorp, Inc., Class A	3,383	81,226
Republic First Bancorp, Inc.*	1,723	7,616
S&T Bancorp, Inc.	2,638	61,360
Sandy Spring Bancorp, Inc.	3,659	87,999
Seacoast Banking Corp. of Florida*	1,513	16,038
Sierra Bancorp	1,950	30,440
Simmons First National Corp., Class A	1,967	71,127
Southern Community Financial Corp.* (a)	1,400	308
Southside Bancshares, Inc.	1,348	37,183
Southwest Bancorp, Inc.	3,100	51,770
Sterling Bancorp	6,655	79,594
Stock Yards Bancorp, Inc.	1,200	35,376
Suffolk Bancorp*	3,029	66,426
Sun Bancorp, Inc.*	7,969	30,282
Susquehanna Bancshares, Inc.	59,329	614,648
Synovus Financial Corp.	138,715	445,275
Taylor Capital Group, Inc.*	1,119	23,824
TCF Financial Corp.	4,700	73,790
Tompkins Financial Corp.	1,730	81,552
TowneBank	2,102	32,434
TriCo Bancshares	1,762	42,729
Trustmark Corp.	5,620	128,529
UMB Financial Corp.	1,400	82,194
Umpqua Holdings Corp.	26,006	432,480
Union Bankshares Corp.*	7,719	197,529
United Bankshares, Inc.	1,926	56,336
United Community Banks, Inc.*	1,585	25,598
United Security Bancshares*	279	1,572
Univest Corp. of Pennsylvania	1,509	29,742
ViewPoint Financial Group, Inc.	3,427	89,342
Washington Banking Co.	1,359	23,375
Washington Trust Bancorp, Inc.	1,499	51,266
Webster Financial Corp.	10,981	330,967
WesBanco, Inc.	4,836	146,241
West Bancorporation, Inc.	1,619	23,492
Western Alliance Bancorp*	13,239	305,424
Wilshire Bancorp, Inc.	11,339	113,390
Wintrust Financial Corp.	10,763	482,398

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Yadkin Financial Corp.*	666	$12,754
Zions Bancorporation	19,881	574,959

		13,615,892

Beverages 0.5%
Coca-Cola Bottling Co. Consolidated	840	69,073
Constellation Brands, Inc., Class A*	7,839	625,866
Craft Brew Alliance, Inc.*	2,481	37,141
MGP Ingredients, Inc.	4,229	24,697
Primo Water Corp.*	4,800	21,552

		778,329

Biotechnology 0.2%
Arqule, Inc.*	2,846	4,610
Biota Pharmaceuticals, Inc.*	2,100	7,749
Emergent Biosolutions, Inc.*	8,785	231,573
Enzon Pharmaceuticals, Inc.	2,902	2,583
Harvard Apparatus Regenerative Technology, Inc.*	2,218	19,186
Maxygen, Inc.* (a)	2,900	0
MediciNova, Inc.*	1,469	2,762
Rigel Pharmaceuticals, Inc.*	5,720	18,304
Targacept, Inc.*	9,300	41,292

		328,059

Building Products 0.9%
American Woodmark Corp.*	389	11,674
Apogee Enterprises, Inc.	3,278	104,142
Gibraltar Industries, Inc.*	5,968	101,933
Griffon Corp.	13,926	148,173
Insteel Industries, Inc.	3,880	79,850
Owens Corning, Inc.	13,301	543,346
Quanex Building Products Corp.	11,782	221,973
Simpson Manufacturing Co., Inc.	5,368	176,017
Universal Forest Products, Inc.	2,109	106,483

		1,493,591

Capital Markets 2.0%
American Capital Ltd.*	63,170	946,918
Calamos Asset Management, Inc., Class A	4,093	49,853
Capital Southwest Corp.	2,433	85,398
Cowen Group, Inc., Class A*	35,110	144,302
E*TRADE Financial Corp.*	15,527	348,581
GFI Group, Inc.	17,572	65,368
Harris & Harris Group, Inc.*	5,889	21,142
ICG Group, Inc.*	4,315	87,940
INTL. FCStone, Inc.*	1,664	31,483
Investment Technology Group, Inc.*	1,497	30,898
Janus Capital Group, Inc.	36,073	437,565
JMP Group, Inc.	3,774	26,078
KCG Holdings, Inc., Class A*	1,781	17,721
Legg Mason, Inc.	16,867	790,894
MCG Capital Corp.	8,170	27,451

Common Stocks (continued)

	Shares	Market Value

Capital Markets (continued)
Medallion Financial Corp.	3,152	$42,867
Oppenheimer Holdings, Inc., Class A	1,226	31,214
Piper Jaffray Cos.*	700	30,702
Safeguard Scientifics, Inc.*	3,366	70,720
SWS Group, Inc.*	3,400	25,194

		3,312,289

Chemicals 2.2%
A. Schulman, Inc.	5,552	199,428
American Vanguard Corp.	3,565	63,493
Arabian American Development Co.*	100	1,093
Axiall Corp.	6,301	293,627
Cabot Corp.	7,797	450,667
Chase Corp.	918	28,586
Chemtura Corp.*	9,364	208,817
Codexis, Inc.*	1,324	2,251
Core Molding Technologies, Inc.*	1,940	23,299
Cytec Industries, Inc.	784	74,731
FutureFuel Corp.	4,447	89,251
H.B. Fuller Co.	3,727	172,672
Hawkins, Inc.	300	10,860
Innospec, Inc.	309	13,306
KMG Chemicals, Inc.	1,276	19,918
Kraton Performance Polymers, Inc.*	4,878	127,072
Landec Corp.*	5,776	68,503
LSB Industries, Inc.*	1,498	57,209
Minerals Technologies, Inc.	4,564	271,512
Northern Technologies International Corp.*	600	12,690
Olin Corp.	16,972	476,913
OM Group, Inc.	5,533	162,062
OMNOVA Solutions, Inc.*	4,209	38,386
Penford Corp.*	1,600	20,160
PolyOne Corp.	5,792	217,026
Sensient Technologies Corp.	5,500	297,275
Tronox Ltd., Class A	5,799	142,075
Westlake Chemical Corp.	2,170	154,504

		3,697,386

Commercial Services & Supplies 1.8%
ABM Industries, Inc.	14,604	395,622
ACCO Brands Corp.*	9,359	57,371
Acme United Corp.	200	3,366
Acorn Energy, Inc.*	1,419	3,292
AMREP Corp.*	216	1,177
ARC Document Solutions, Inc.*	7,416	47,462
Courier Corp.	2,636	38,301
Covanta Holding Corp.	5,910	109,040
EnerNOC, Inc.*	4,864	114,790
Ennis, Inc.	3,361	50,281
Fuel Tech, Inc.*	2,542	15,481
G&K Services, Inc., Class A	1,400	74,116
Intersections, Inc.	2,600	14,612
Kimball International, Inc., Class B	9,688	162,371

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies (continued)
McGrath RentCorp	4,030	$127,267
Metalico, Inc.*	10,596	16,318
Mobile Mini, Inc.	12,354	545,800
Multi-Color Corp.	2,611	90,993
NL Industries, Inc.	3,031	30,401
Quad/Graphics, Inc.	2,723	58,953
R.R. Donnelley & Sons Co.	1,210	21,296
Schawk, Inc.	3,031	60,620
SP Plus Corp.*	1,553	37,924
Standard Register Co. (The)*	705	5,118
Steelcase, Inc., Class A	6,058	99,836
Tetra Tech, Inc.*	12,588	360,898
UniFirst Corp.	2,352	226,357
United Stationers, Inc.	4,178	156,800
Versar, Inc.*	2,487	9,600
Viad Corp.	6,406	147,658
Virco Manufacturing Corp.*	1,500	3,270

		3,086,391

Communications Equipment 1.9%
ARRIS Group, Inc.*	23,625	616,376
Aviat Networks, Inc.*	7,678	11,594
Aware, Inc.*	1,965	10,886
Bel Fuse, Inc., Class B	2,019	43,933
Black Box Corp.	2,600	55,276
Brocade Communications Systems, Inc.*	39,721	369,803
Calix, Inc.*	7,095	62,507
Communications Systems, Inc.	2,369	28,641
Comtech Telecommunications Corp.	3,510	111,443
Digi International, Inc.*	7,072	62,658
EchoStar Corp., Class A*	4,067	182,852
EMCORE Corp.*	3,875	18,716
Emulex Corp.*	30,281	216,509
Extreme Networks, Inc.*	15,787	90,302
Finisar Corp.*	9,668	252,818
Harmonic, Inc.*	33,768	237,389
Infinera Corp.*	11,300	101,248
KVH Industries, Inc.*	4,039	54,567
NETGEAR, Inc.*	2,095	67,669
Novatel Wireless, Inc.*	6,524	11,808
Oclaro, Inc.*	16,707	56,804
Oplink Communications, Inc.*	5,391	92,402
Optical Cable Corp.	300	1,137
PC-Tel, Inc.	1,200	9,900
Polycom, Inc.*	14,750	181,425
RELM Wireless Corp.*	2,881	9,277
ShoreTel, Inc.*	6,179	46,651
Sonus Networks, Inc.*	11,488	37,566
TESSCO Technologies, Inc.	1,910	62,820
Westell Technologies, Inc., Class A*	14,436	47,061

		3,152,038

Common Stocks (continued)

	Shares	Market Value

Construction & Engineering 2.0%
AECOM Technology Corp.*	8,308	$269,345
Aegion Corp.*	10,690	272,488
Ameresco, Inc., Class A*	4,900	31,409
Argan, Inc.	134	3,587
Comfort Systems USA, Inc.	4,488	67,320
Dycom Industries, Inc.*	6,300	197,820
EMCOR Group, Inc.	7,922	364,333
Furmanite Corp.*	3,051	31,975
Goldfield Corp. (The)*	3,969	8,176
Granite Construction, Inc.	8,957	334,813
Great Lakes Dredge & Dock Corp.*	18,191	156,988
Integrated Electrical Services, Inc.*	1,200	7,452
KBR, Inc.	2,846	72,203
Layne Christensen Co.*	5,803	101,088
MasTec, Inc.*	5,169	204,589
MYR Group, Inc.*	5,695	133,605
Northwest Pipe Co.*	2,416	86,420
Orion Marine Group, Inc.*	7,050	82,697
Pike Corp.*	9,472	90,931
Sterling Construction Co., Inc.*	3,017	23,171
Tutor Perini Corp.*	12,868	380,893
UniTek Global Services, Inc.*	1,000	1,220
URS Corp.	9,861	464,650

		3,387,173

Construction Materials 0.2%
Texas Industries, Inc.*	3,959	343,245
United States Lime & Minerals, Inc.	357	19,300

		362,545

Consumer Finance 0.3%
Asta Funding, Inc.*	2,269	18,538
Atlanticus Holdings Corp.*	1,995	4,848
Cash America International, Inc.	5,300	230,815
Encore Capital Group, Inc.*	286	12,361
First Marblehead Corp. (The)*	1,274	6,701
Imperial Holdings, Inc.*	2,381	15,929
Nelnet, Inc., Class A	3,500	147,910
QC Holdings, Inc.	37	76

		437,178

Containers & Packaging 0.1%
Graphic Packaging Holding Co.*	500	5,130
Greif, Inc., Class A	1,674	90,714
Myers Industries, Inc.	4,875	91,163

		187,007

Distributors 0.2%
Core-Mark Holding Co., Inc.	2,478	199,578
VOXX International Corp.*	7,308	85,869
Weyco Group, Inc.	618	15,506

		300,953

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Diversified Consumer Services 1.3%
Ascent Capital Group, Inc., Class A*	1,498	$103,018
Bridgepoint Education, Inc.*	8,834	140,019
Bright Horizons Family Solutions, Inc.*	1,564	63,780
Career Education Corp.*	20,336	146,826
Carriage Services, Inc.	1,715	27,594
Corinthian Colleges, Inc.*	29,166	33,541
DeVry Education Group, Inc.	15,327	690,175
Graham Holdings Co., Class B	900	604,107
K12, Inc.*	1,800	42,624
Lincoln Educational Services Corp.	2,317	9,453
Matthews International Corp., Class A	1,057	42,650
Regis Corp.	10,909	143,344
Service Corp. International	6,120	114,872

		2,162,003

Diversified Financial Services 0.3%
Gain Capital Holdings, Inc.	1,191	12,029
Interactive Brokers Group, Inc., Class A	3,410	81,499
Marlin Business Services Corp.	1,601	27,489
MicroFinancial, Inc.	1,653	13,009
NewStar Financial, Inc.*	6,586	75,212
PHH Corp.*	9,292	220,871
PICO Holdings, Inc.*	6,104	141,918
Resource America, Inc., Class A	2,032	17,293

		589,320

Diversified Telecommunication Services 1.2%
Atlantic Tele-Network, Inc.	526	31,123
Cbeyond, Inc.*	9,288	91,858
Frontier Communications Corp.	116,111	690,860
General Communication, Inc., Class A*	11,580	120,895
Hawaiian Telcom Holdco, Inc.*	2,026	53,932
HC2 Holdings, Inc.	4,503	17,697
HickoryTech Corp.	1,535	18,220
Inteliquent, Inc.	5,607	76,480
Iridium Communications, Inc.*	7,904	52,720
ORBCOMM, Inc.*	9,386	58,850
Premiere Global Services, Inc.*	7,626	97,003
Vonage Holdings Corp.*	27,199	104,444
Windstream Holdings, Inc.	67,164	609,178

		2,023,260

Electrical Equipment 1.1%
Allied Motion Technologies, Inc.	738	8,369
American Superconductor Corp.*	6,222	7,964
AZZ, Inc.	1,771	76,897
Brady Corp., Class A	4,000	103,160
Encore Wire Corp.	3,906	190,339
EnerSys, Inc.	7,040	475,763
Espey Manufacturing & Electronics Corp.	333	8,858
General Cable Corp.	1,284	32,896
Global Power Equipment Group, Inc.	1,629	28,556
GrafTech International Ltd.*	20,296	227,518

Common Stocks (continued)

	Shares	Market Value

Electrical Equipment (continued)
II-VI, Inc.*	1,091	$15,711
LSI Industries, Inc.	4,939	37,586
Ocean Power Technologies, Inc.*	3,200	8,640
Orion Energy Systems, Inc.*	7,391	39,172
Powell Industries, Inc.	1,095	69,336
PowerSecure International, Inc.*	3,210	71,358
Preformed Line Products Co.	281	16,793
Regal-Beloit Corp.	3,927	293,465
SL Industries, Inc.*	580	15,944
Thermon Group Holdings, Inc.*	1,201	28,608
Ultralife Corp.*	3,374	12,146
Vicor Corp.*	3,400	28,424

		1,797,503

Electronic Equipment, Instruments & Components 4.4%
Aeroflex Holding Corp.*	5,999	45,892
Agilysys, Inc.*	3,840	48,154
Arrow Electronics, Inc.*	7,750	439,812
Avnet, Inc.	7,510	323,906
AVX Corp.	16,821	224,560
Benchmark Electronics, Inc.*	5,200	120,536
Checkpoint Systems, Inc.*	8,356	106,706
Coherent, Inc.*	913	54,515
CTS Corp.	6,185	110,031
Daktronics, Inc.	1,137	14,804
DTS, Inc.*	1,013	18,852
Echelon Corp.*	5,059	13,103
Electro Rent Corp.	5,979	96,561
Electro Scientific Industries, Inc.	5,246	44,486
Fabrinet*	2,096	45,274
FARO Technologies, Inc.*	2,027	80,877
Frequency Electronics, Inc.*	900	9,589
Gerber Scientific, Inc.* (a)(b)	4,000	0
GSI Group, Inc.*	4,207	51,073
ID Systems, Inc.*	1,945	10,950
Identive Group, Inc.*	4,603	3,913
IEC Electronics Corp.*	1,140	5,073
Ingram Micro, Inc., Class A*	31,600	851,936
Insight Enterprises, Inc.*	8,590	224,371
Iteris, Inc.*	1,700	3,298
Itron, Inc.*	4,285	162,830
Jabil Circuit, Inc.	10,486	180,988
KEMET Corp.*	11,864	59,439
Key Tronic Corp.*	2,680	28,086
LoJack Corp.*	1,025	5,812
Maxwell Technologies, Inc.*	6,731	101,369
Measurement Specialties, Inc.*	1,796	115,573
Mercury Systems, Inc.*	8,683	121,215
Methode Electronics, Inc.	1,575	43,691
Multi-Fineline Electronix, Inc.*	2,600	32,188
NAPCO Security Technologies, Inc.*	1,850	10,804
Newport Corp.*	7,821	146,096
PAR Technology Corp.*	1,700	8,211

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components (continued)
Park Electrochemical Corp.	1,601	$42,683
PC Connection, Inc.	1,900	38,019
PCM, Inc.*	3,273	34,105
Perceptron, Inc.	1,480	17,464
Planar Systems, Inc.*	1,900	4,180
Plexus Corp.*	5,596	234,584
Radisys Corp.*	5,568	17,818
RF Industries Ltd.	443	2,707
Richardson Electronics Ltd.	2,700	27,054
Rofin-Sinar Technologies, Inc.*	6,775	150,405
Rogers Corp.*	2,587	155,272
Sanmina Corp.*	20,073	406,478
ScanSource, Inc.*	5,879	225,812
SMTC Corp.*	2,189	3,349
SYNNEX Corp.*	11,003	741,382
Tech Data Corp.*	9,257	578,470
TTM Technologies, Inc.*	17,747	140,024
Viasystems Group, Inc.*	4,420	53,128
Vicon Industries, Inc.*	371	1,083
Vishay Intertechnology, Inc.	30,628	435,530
Vishay Precision Group, Inc.*	2,246	36,453
Wayside Technology Group, Inc.	200	3,232
Wireless Telecom Group, Inc.*	5,122	12,139
Zygo Corp.*	2,990	57,528

		7,383,473

Energy Equipment & Services 5.1%
Atwood Oceanics, Inc.*	4,435	219,799
Basic Energy Services, Inc.*	11,347	299,788
Bolt Technology Corp.	934	15,766
Bristow Group, Inc.	5,890	452,352
C&J Energy Services, Inc.*	6,638	199,538
Cal Dive International, Inc.*	13,404	19,838
Dawson Geophysical Co.	2,765	78,139
ENGlobal Corp.*	1,900	4,066
Era Group, Inc.*	6,356	181,464
Exterran Holdings, Inc.	14,869	639,664
Forbes Energy Services Ltd.*	800	3,312
Gulf Island Fabrication, Inc.	3,273	65,656
GulfMark Offshore, Inc., Class A	7,466	336,045
Helix Energy Solutions Group, Inc.*	17,687	425,195
Hercules Offshore, Inc.*	30,067	134,400
Hornbeck Offshore Services, Inc.*	6,751	279,694
Key Energy Services, Inc.*	23,625	237,195
Matrix Service Co.*	6,030	186,749
McDermott International, Inc.*	10,881	78,670
Mitcham Industries, Inc.*	4,242	58,540
Nabors Industries Ltd.	11,097	283,195
Natural Gas Services Group, Inc.*	3,681	112,970
Newpark Resources, Inc.*	19,360	233,094
Nuverra Environmental Solutions, Inc.*	150	2,552
Pacific Drilling SA*	7,367	73,007
Parker Drilling Co.*	32,999	218,783

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services (continued)
Patterson-UTI Energy, Inc.	16,179	$526,303
PHI, Inc., Non-Voting Shares*	2,915	130,592
Pioneer Energy Services Corp.*	10,270	153,742
Rowan Cos. PLC, Class A*	13,125	405,825
SEACOR Holdings, Inc.*	4,636	386,596
Steel Excel, Inc.*	1,070	34,668
Superior Energy Services, Inc.	15,600	513,552
Synthesis Energy Systems, Inc.*	419	725
Tesco Corp.*	9,448	188,960
TETRA Technologies, Inc.*	22,243	278,038
TGC Industries, Inc.*	2,083	10,540
Tidewater, Inc.	6,880	350,398
Unit Corp.*	10,135	668,403
Willbros Group, Inc.*	12,276	136,386

		8,624,199

Food & Staples Retailing 0.7%
Andersons, Inc. (The)	7,317	455,776
Ingles Markets, Inc., Class A	3,941	90,604
Pantry, Inc. (The)*	6,928	104,197
Spartan Stores, Inc.	9,804	211,178
Susser Holdings Corp.*	2,444	189,117
Village Super Market, Inc., Class A	817	19,763
Weis Markets, Inc.	3,145	144,953

		1,215,588

Food Products 1.9%
Boulder Brands, Inc.*	12,808	189,046
Cal-Maine Foods, Inc.	2,864	170,780
Chiquita Brands International, Inc.*	13,073	150,078
Darling International, Inc.*	6,152	123,102
Dean Foods Co.	19,750	312,840
Diamond Foods, Inc.*	3,591	109,777
Farmer Bros. Co.*	786	15,492
Fresh Del Monte Produce, Inc.	14,882	429,941
Griffin Land & Nurseries, Inc.	186	5,431
John B. Sanfilippo & Son, Inc.	300	6,915
Omega Protein Corp.*	4,957	56,312
Pinnacle Foods, Inc.	4,724	143,610
Post Holdings, Inc.*	7,965	416,251
Sanderson Farms, Inc.	2,842	233,811
Seaboard Corp.*	78	190,164
Seneca Foods Corp., Class A*	1,711	48,592
Snyder’s-Lance, Inc.	4,109	109,135
Tootsie Roll Industries, Inc.	927	26,132
TreeHouse Foods, Inc.*	5,031	376,520

		3,113,929

Gas Utilities 0.4%
UGI Corp.	15,383	718,232

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies 2.4%
Alere, Inc.*	15,935	$532,229
Alphatec Holdings, Inc.*	4,920	6,642
Analogic Corp.	1,302	97,754
AngioDynamics, Inc.*	8,170	109,805
Anika Therapeutics, Inc.*	2,200	94,028
Baxano Surgical, Inc.*	3,431	2,916
Cantel Medical Corp.	441	14,624
CONMED Corp.	2,200	101,926
CryoLife, Inc.	3,416	31,017
Cutera, Inc.*	2,161	22,280
Cynosure, Inc., Class A*	4,639	113,841
Digirad Corp.	1,500	4,770
Exactech, Inc.*	2,345	52,106
Greatbatch, Inc.*	2,535	116,686
Hill-Rom Holdings, Inc.	423	15,803
Hologic, Inc.*	31,700	665,225
ICU Medical, Inc.*	854	47,636
Integra LifeSciences Holdings Corp.*	2,748	125,254
Invacare Corp.	10,801	170,656
Kewaunee Scientific Corp.	92	1,541
LeMaitre Vascular, Inc.	1,044	8,571
Medical Action Industries, Inc.*	4,203	26,941
Merit Medical Systems, Inc.*	10,350	133,205
Misonix, Inc.*	600	3,600
Natus Medical, Inc.*	9,285	230,547
NuVasive, Inc.*	7,165	241,532
Orthofix International NV*	327	9,875
RTI Surgical, Inc.*	13,204	56,777
STERIS Corp.	101	4,853
Symmetry Medical, Inc.*	10,512	86,829
Teleflex, Inc.	4,651	474,821
Tornier NV*	6,122	103,890
Wright Medical Group, Inc.*	10,712	292,973

		4,001,153

Health Care Providers & Services 3.0%
Addus HomeCare Corp.*	1,031	22,290
Almost Family, Inc.*	1,742	37,401
Amedisys, Inc.*	10,347	141,030
AMN Healthcare Services, Inc.*	5,873	73,295
Amsurg Corp.*	6,879	297,930
BioScrip, Inc.*	10,685	73,940
BioTelemetry, Inc.*	5,964	47,354
Capital Senior Living Corp.*	2,539	62,789
Chindex International, Inc.*	2,600	61,958
Community Health Systems, Inc.*	10,775	408,265
Cross Country Healthcare, Inc.*	10,560	74,870
Ensign Group, Inc. (The)	303	12,878
Five Star Quality Care, Inc.*	11,300	54,579
Hanger, Inc.*	5,565	192,939
Health Net, Inc.*	7,964	273,404
Healthways, Inc.*	6,807	122,526
Kindred Healthcare, Inc.	14,154	355,265

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services (continued)
LHC Group, Inc.*	4,529	$94,113
LifePoint Hospitals, Inc.*	7,780	435,058
Magellan Health Services, Inc.*	6,611	381,587
MedCath Corp.* (a)	2,115	2,898
Molina Healthcare, Inc.*	3,418	127,833
National HealthCare Corp.	1,100	60,203
Omnicare, Inc.	8,334	493,956
Owens & Minor, Inc.	700	23,478
PDI, Inc.*	1,600	7,552
PharMerica Corp.*	9,446	256,837
Providence Service Corp. (The)*	912	37,036
Select Medical Holdings Corp.	21,613	301,717
SunLink Health Systems, Inc.*	700	1,057
Triple-S Management Corp., Class B*	6,848	102,583
Universal American Corp.	21,648	155,216
VCA Antech, Inc.*	9,975	305,534

		5,099,371

Health Care Technology 0.2%
Arrhythmia Research Technology, Inc.*	200	970
MedAssets, Inc.*	8,062	184,055
Omnicell, Inc.*	5,297	140,265

		325,290

Hotels, Restaurants & Leisure 1.9%
Ambassadors Group, Inc.*	201	852
Ark Restaurants Corp.	318	6,751
Biglari Holdings, Inc.*	426	182,763
BJ’s Restaurants, Inc.*	1,152	32,890
Bob Evans Farms, Inc.	4,181	195,963
Boyd Gaming Corp.*	13,332	157,584
Caesars Entertainment Corp.*	8,596	158,768
Carrols Restaurant Group, Inc.*	3,971	26,645
Churchill Downs, Inc.	1,471	129,198
DineEquity, Inc.	2,973	225,383
Dover Downs Gaming & Entertainment, Inc.*	1,000	1,450
Dover Motorsports, Inc.	1,000	2,340
Frisch’s Restaurants, Inc.	373	8,833
Full House Resorts, Inc.*	4,053	8,086
Gaming Partners International Corp.*	341	2,881
International Speedway Corp., Class A	6,532	205,366
Isle of Capri Casinos, Inc.*	9,792	66,586
Life Time Fitness, Inc.*	2,330	111,840
Luby’s, Inc.*	3,390	18,374
Marcus Corp. (The)	2,900	48,517
Marriott Vacations Worldwide Corp.*	5,756	313,587
Monarch Casino & Resort, Inc.*	1,893	30,364
MTR Gaming Group, Inc.*	2,160	10,930
Orient-Express Hotels Ltd., Class A*	16,794	220,001
Penn National Gaming, Inc.*	5,921	66,078
Red Lion Hotels Corp.*	1,000	5,750
Red Robin Gourmet Burgers, Inc.*	943	64,105
Rick’s Cabaret International, Inc.*	3,222	32,542

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
Ruby Tuesday, Inc.*	16,029	$123,584
Scientific Games Corp., Class A*	10,234	122,603
Speedway Motorsports, Inc.	5,435	98,863
Wendy’s Co. (The)	55,201	458,720

		3,138,197

Household Durables 1.3%
Bassett Furniture Industries, Inc.	1,614	22,257
Beazer Homes USA, Inc.*	4,168	79,025
Cavco Industries, Inc.*	1,086	84,654
Cobra Electronics Corp.*	800	2,640
CSS Industries, Inc.	1,000	23,970
Dixie Group, Inc. (The)*	700	10,549
Emerson Radio Corp.*	3,000	6,090
Ethan Allen Interiors, Inc.	2,000	48,560
Flexsteel Industries, Inc.	1,648	56,559
Helen of Troy Ltd.*	8,623	540,662
Hooker Furniture Corp.	2,384	33,018
KB Home	1,674	27,638
La-Z-Boy, Inc.	8,142	197,281
Lifetime Brands, Inc.	2,956	56,460
M.D.C. Holdings, Inc.	6,761	186,604
M/I Homes, Inc.*	5,757	128,208
Meritage Homes Corp.*	5,800	223,764
NACCO Industries, Inc., Class A	1,972	105,680
Orleans Homebuilders, Inc.* (a)(b)	1,500	0
Ryland Group, Inc. (The)	3,902	149,798
Skullcandy, Inc.*	7,551	58,143
Skyline Corp.*	1,050	5,355
Stanley Furniture Co., Inc.*	2,120	6,190
TRI Pointe Homes, Inc.*	234	3,760
Universal Electronics, Inc.*	1,672	62,449
William Lyon Homes, Class A*	1,448	37,793

		2,157,107

Household Products 0.2%
Central Garden and Pet Co., Class A*	4,329	35,801
Central Garden and Pet Co.*	2,100	17,073
Oil-Dri Corp. of America	461	15,448
Orchids Paper Products Co.	943	25,338
Spectrum Brands Holdings, Inc.	4,179	321,073

		414,733

Independent Power and Renewable Electricity Producers 0.2%
Dynegy, Inc.*	5,434	154,598
Genie Energy Ltd., Class B*	4,152	33,631
Ormat Technologies, Inc.	8,315	221,844

		410,073

Information Technology Services 1.1%
Acxiom Corp.*	2,399	67,748
CACI International, Inc., Class A*	3,439	239,526
CIBER, Inc.*	15,843	68,442

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
Convergys Corp.	18,583	$400,278
CoreLogic, Inc.*	10,300	288,709
CSG Systems International, Inc.	2,071	54,591
Datalink Corp.*	3,720	47,765
Edgewater Technology, Inc.*	400	2,832
Euronet Worldwide, Inc.*	2,535	116,585
Hackett Group, Inc. (The)	8,020	48,120
ManTech International Corp., Class A	3,611	107,716
ModusLink Global Solutions, Inc.*	4,527	18,289
NCI, Inc., Class A*	1,153	11,495
PRGX Global, Inc.*	3,216	20,679
StarTek, Inc.*	2,764	19,210
Sykes Enterprises, Inc.*	9,515	188,302
VeriFone Systems, Inc.*	2,077	69,455

		1,769,742

Insurance 9.5%
Allied World Assurance Co. Holdings AG	3,537	380,900
Ambac Financial Group, Inc.*	713	21,518
American Equity Investment Life Holding Co.	14,026	327,086
American Financial Group, Inc.	9,175	536,095
American National Insurance Co.	2,668	299,910
AMERISAFE, Inc.	3,192	136,139
Argo Group International Holdings Ltd.	3,451	153,293
Aspen Insurance Holdings Ltd.	12,632	578,293
Assurant, Inc.	11,838	798,000
Assured Guaranty Ltd.	20,205	483,102
Axis Capital Holdings Ltd.	11,323	518,027
Baldwin & Lyons, Inc., Class B	500	13,005
Citizens, Inc.*	3,876	25,465
CNO Financial Group, Inc.	45,012	776,457
Donegal Group, Inc., Class A	4,202	62,022
EMC Insurance Group, Inc.	1,463	48,264
Employers Holdings, Inc.	2,610	53,114
Endurance Specialty Holdings Ltd.	12,149	617,412
Enstar Group Ltd.*	978	126,260
FBL Financial Group, Inc., Class A	2,316	103,548
Federated National Holding Co.	2,182	42,396
First Acceptance Corp.*	3,404	8,136
First American Financial Corp.	17,600	468,160
Fortegra Financial Corp.*	1,500	10,830
Global Indemnity PLC*	2,101	56,307
Greenlight Capital Re Ltd., Class A*	1,916	60,986
Hallmark Financial Services, Inc.*	3,425	28,770
Hanover Insurance Group, Inc. (The)	9,149	534,759
HCC Insurance Holdings, Inc.	5,900	271,046
HCI Group, Inc.	823	31,834
Hilltop Holdings, Inc.*	7,080	158,167
Horace Mann Educators Corp.	4,553	136,909
Independence Holding Co.	2,090	27,295
Investors Title Co.	330	23,351
Kemper Corp.	13,554	534,163
Maiden Holdings Ltd.	15,409	181,826

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
MBIA, Inc.*	53,019	$642,590
Meadowbrook Insurance Group, Inc.	7,745	43,372
Mercury General Corp.	1,511	72,316
Montpelier Re Holdings Ltd.	6,171	188,709
National Western Life Insurance Co., Class A	140	32,655
Navigators Group, Inc. (The)*	2,405	137,013
Old Republic International Corp.	28,506	472,059
OneBeacon Insurance Group Ltd., Class A	1,800	27,792
PartnerRe Ltd.	5,362	565,155
Phoenix Cos., Inc. (The)*	919	40,454
Platinum Underwriters Holdings Ltd.	7,759	486,567
Primerica, Inc.	318	14,593
ProAssurance Corp.	4,300	195,306
Protective Life Corp.	13,511	691,088
Reinsurance Group of America, Inc.	7,955	610,228
RenaissanceRe Holdings Ltd.	4,631	468,704
RLI Corp.	1,400	60,284
Safety Insurance Group, Inc.	1,877	100,814
Selective Insurance Group, Inc.	3,625	83,158
StanCorp Financial Group, Inc.	8,903	543,973
State Auto Financial Corp.	3,671	75,109
Stewart Information Services Corp.	6,975	212,738
Symetra Financial Corp.	22,081	456,193
Tower Group International Ltd.	13,521	33,262
United Fire Group, Inc.	5,098	141,826
Universal Insurance Holdings, Inc.	6,088	89,067
Validus Holdings Ltd.	10,122	375,223
W.R. Berkley Corp.	4,756	210,405
White Mountains Insurance Group Ltd.	449	267,721

		15,971,219

Internet & Catalog Retail 0.4%
1-800-FLOWERS.COM, Inc., Class A*	6,313	34,406
dELiA*s, Inc.*	1,700	1,437
FTD Cos., Inc.*	5,619	170,480
Gaiam, Inc., Class A*	605	4,465
Geeknet, Inc.*	840	12,432
Hollywood Media Corp.*	1,736	2,170
Lands’ End, Inc.*	995	27,512
Liberty Ventures*	5,086	295,191
Shutterfly, Inc.*	1,800	73,674
ValueVision Media, Inc., Class A*	7,113	33,289

		655,056

Internet Software & Services 1.2%
AOL, Inc.*	11,184	478,787
Bankrate, Inc.*	6,333	110,954
Blucora, Inc.*	9,727	187,245
BroadVision, Inc.*	530	5,258
Digital River, Inc.*	10,641	162,701
EarthLink Holdings Corp.	30,776	104,946
Internap Network Services Corp.*	6,047	40,636
IntraLinks Holdings, Inc.*	13,803	126,298

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services (continued)
Limelight Networks, Inc.*	16,512	$34,180
Marchex, Inc., Class B	7,021	64,944
Monster Worldwide, Inc.*	28,853	198,797
Perficient, Inc.*	4,670	85,321
QuinStreet, Inc.*	10,657	65,008
RealNetworks, Inc.*	8,708	65,658
Reis, Inc.*	961	15,818
Support.com, Inc.*	3,456	8,536
TheStreet, Inc.	8,732	22,441
United Online, Inc.	4,614	54,676
Vocus, Inc.*	1,342	24,129
XO Group, Inc.*	7,450	79,119

		1,935,452

Leisure Products 0.2%
Callaway Golf Co.	23,624	205,765
Escalade, Inc.	1,700	25,024
JAKKS Pacific, Inc.	744	6,517
Johnson Outdoors, Inc., Class A	310	6,488
LeapFrog Enterprises, Inc.*	6,569	44,998
Nautilus, Inc.*	2,800	23,324

		312,116

Life Sciences Tools & Services 0.6%
Affymetrix, Inc.*	22,911	170,229
Albany Molecular Research, Inc.*	4,093	65,734
Bio-Rad Laboratories, Inc., Class A*	2,330	287,079
Cambrex Corp.*	4,046	82,902
Harvard Bioscience, Inc.*	8,872	37,440
PerkinElmer, Inc.	10,328	433,466

		1,076,850

Machinery 3.6%
Actuant Corp., Class A	885	29,966
Adept Technology, Inc.*	931	11,135
AGCO Corp.	4,300	239,510
Alamo Group, Inc.	3,290	174,765
Albany International Corp., Class A	4,353	156,621
Altra Industrial Motion Corp.	2,062	70,438
American Railcar Industries, Inc.	3,556	246,929
Ampco-Pittsburgh Corp.	2,015	40,360
Astec Industries, Inc.	4,508	180,095
Barnes Group, Inc.	9,800	377,496
Blount International, Inc.*	914	10,209
Briggs & Stratton Corp.	11,092	237,036
CIRCOR International, Inc.	1,831	148,695
Columbus McKinnon Corp.*	1,996	52,874
Douglas Dynamics, Inc.	3,542	59,754
Dynamic Materials Corp.	3,442	69,528
Eastern Co. (The)	399	6,739
EnPro Industries, Inc.*	3,189	227,089
ESCO Technologies, Inc.	4,475	149,554
Federal Signal Corp.*	7,250	110,055

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
FreightCar America, Inc.	3,335	$87,577
Gencor Industries, Inc.*	499	5,235
Greenbrier Cos., Inc. (The)*	8,914	467,450
Hardinge, Inc.	3,600	48,096
Hurco Cos., Inc.	1,343	35,804
Hyster-Yale Materials Handling, Inc.	1,691	162,995
Kadant, Inc.	600	20,850
Key Technology, Inc.*	300	3,699
LB Foster Co., Class A	1,727	81,773
Lydall, Inc.*	1,200	28,092
MFRI, Inc.*	700	7,623
Miller Industries, Inc.	3,923	75,989
Mueller Industries, Inc.	600	17,364
NN, Inc.	4,726	92,488
Oshkosh Corp.	2,243	124,509
PMFG, Inc.*	3,719	21,087
Standex International Corp.	1,572	93,330
Tecumseh Products Co., Class A*	3,927	23,601
Terex Corp.	13,044	564,675
Titan International, Inc.	7,730	135,352
Trinity Industries, Inc.	15,928	1,195,556
Watts Water Technologies, Inc., Class A	3,888	206,842

		6,098,835

Marine 0.2%
Baltic Trading Ltd.	6,604	39,558
Eagle Bulk Shipping, Inc.*	1,450	4,234
International Shipholding Corp.	1,027	27,668
Matson, Inc.	6,764	160,239
Ultrapetrol (Bahamas) Ltd.*	8,916	25,232

		256,931

Media 1.6%
AH Belo Corp., Class A	5,287	60,853
Ballantyne Strong, Inc.*	3,804	17,194
Central European Media Enterprises Ltd., Class A*	20,652	56,586
CTC Media, Inc.	4,416	38,287
Cumulus Media, Inc., Class A*	33,273	213,280
DreamWorks Animation SKG, Inc., Class A*	14,906	358,191
E.W. Scripps Co. (The), Class A*	10,873	186,254
Entercom Communications Corp., Class A*	7,800	84,240
FAB Universal Corp.* (a)	190	583
Gray Television, Inc.*	18,869	212,276
Harte-Hanks, Inc.	15,557	125,078
Journal Communications, Inc., Class A*	11,661	93,521
Live Nation Entertainment, Inc.*	22,029	459,966
Madison Square Garden Co. (The), Class A*	5,553	303,194
Martha Stewart Living Omnimedia, Inc., Class A*	1,415	5,533
Media General, Inc.*	4,890	74,915
Meredith Corp.	5,055	222,774
Orchard Enterprises, Inc. (The), ADR* (a)(b)	200	0

Common Stocks (continued)

	Shares	Market Value

Media (continued)
Radio One, Inc., Class D*	7,300	$32,996
Saga Communications, Inc., Class A	533	23,612
Salem Communications Corp., Class A	4,000	35,240
Scholastic Corp.	1,234	40,611
Sizmek, Inc.*	5,632	53,955

		2,699,139

Metals & Mining 3.5%
Allegheny Technologies, Inc.	11,968	493,082
AM Castle & Co.*	5,579	68,510
Century Aluminum Co.*	28,344	389,730
Cliffs Natural Resources, Inc.	16,627	294,630
Coeur Mining, Inc.*	21,453	185,783
Commercial Metals Co.	35,969	690,605
Friedman Industries, Inc.	1,708	14,655
Golden Minerals Co.*	2,700	1,890
Haynes International, Inc.	1,062	56,339
Hecla Mining Co.	31,841	97,752
Horsehead Holding Corp.*	14,271	222,485
Kaiser Aluminum Corp.	3,058	215,283
Materion Corp.	6,595	221,922
McEwen Mining, Inc.*	21,808	52,339
Noranda Aluminum Holding Corp.	8,038	28,535
Olympic Steel, Inc.	2,883	75,996
Reliance Steel & Aluminum Co.	6,596	467,129
Royal Gold, Inc.	4,187	277,179
RTI International Metals, Inc.*	6,559	184,701
Schnitzer Steel Industries, Inc., Class A	8,952	251,283
Steel Dynamics, Inc.	31,400	573,678
Stillwater Mining Co.*	20,991	331,238
SunCoke Energy, Inc.*	14,908	311,130
Synalloy Corp.	400	6,200
United States Steel Corp.	9,524	247,814
Universal Stainless & Alloy Products, Inc.*	2,462	88,361

		5,848,249

Multiline Retail 0.7%
Big Lots, Inc.*	1,700	67,150
Dillard’s, Inc., Class A	7,060	691,386
Fred’s, Inc., Class A	8,647	157,548
Gordmans Stores, Inc.	2,434	10,929
J.C. Penney Co., Inc.*	4,972	42,361
Sears Holdings Corp.*	3,809	166,872

		1,136,246

Oil, Gas & Consumable Fuels 6.0%
Adams Resources & Energy, Inc.	928	66,872
Alon USA Energy, Inc.	11,971	195,008
Alpha Natural Resources, Inc.*	47,977	206,301
Approach Resources, Inc.*	3,447	71,525
Arch Coal, Inc.	17,118	78,400
Bill Barrett Corp.*	6,715	159,011
Bonanza Creek Energy, Inc.*	381	18,524

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
BPZ Resources, Inc.*	24,002	$64,805
Callon Petroleum Co.*	12,330	113,189
Carrizo Oil & Gas, Inc.*	1,300	71,526
Clayton Williams Energy, Inc.*	3,005	434,162
Cloud Peak Energy, Inc.*	10,788	212,416
Comstock Resources, Inc.	13,801	383,668
Contango Oil & Gas Co.*	2,327	111,789
Delek US Holdings, Inc.	13,041	417,182
Denbury Resources, Inc.	16,655	280,137
DHT Holdings, Inc.	1,056	8,247
Emerald Oil, Inc.*	13,319	94,165
Energy XXI (Bermuda) Ltd.	9,267	221,759
EPL Oil & Gas, Inc.*	6,261	245,056
Escalera Resources Co.	3,400	9,282
Green Plains Renewable Energy, Inc.	9,109	272,359
Harvest Natural Resources, Inc.*	10,400	46,904
HKN, Inc.*	46	2,760
Knightsbridge Tankers Ltd.	7,701	92,027
LinnCo LLC	5,900	162,604
Lucas Energy, Inc.*	3,707	2,325
Matador Resources Co.*	3,184	91,445
Midstates Petroleum Co., Inc.*	1,883	11,110
Newfield Exploration Co.*	13,265	449,020
Nordic American Tankers Ltd.	457	3,944
Northern Oil and Gas, Inc.*	10,054	155,133
Overseas Shipholding Group, Inc.*	3,400	19,380
PDC Energy, Inc.*	6,710	427,226
Peabody Energy Corp.	12,708	241,579
Penn Virginia Corp.*	21,218	353,068
PetroQuest Energy, Inc.*	3,800	22,876
QEP Resources, Inc.	16,787	515,193
Renewable Energy Group, Inc.*	11,439	134,637
Rex Energy Corp.*	12,676	266,957
SandRidge Energy, Inc.*	47,224	323,957
Scorpio Tankers, Inc.	13,251	119,392
SemGroup Corp., Class A	537	34,304
Ship Finance International Ltd.	9,817	173,074
Stone Energy Corp.*	11,501	564,124
Swift Energy Co.*	7,500	92,475
Teekay Corp.	6,540	366,959
Triangle Petroleum Corp.*	16,428	158,037
VAALCO Energy, Inc.*	16,300	150,286
W&T Offshore, Inc.	15,600	299,520
Warren Resources, Inc.*	20,727	105,086
Western Refining, Inc.	10,800	469,800
WPX Energy, Inc.*	23,150	492,632

		10,083,217

Paper & Forest Products 1.3%
Clearwater Paper Corp.*	2,700	165,753
Domtar Corp.	8,334	778,062
KapStone Paper and Packaging Corp.*	15,326	404,300
Louisiana-Pacific Corp.*	21,835	357,876
Mercer International, Inc.*	9,600	79,488

Common Stocks (continued)

	Shares	Market Value

Paper & Forest Products (continued)
Neenah Paper, Inc.	2,214	$111,519
P.H. Glatfelter Co.	3,742	95,496
Resolute Forest Products, Inc.*	12,249	218,522

		2,211,016

Personal Products 0.1%
CCA Industries, Inc.	500	1,500
Elizabeth Arden, Inc.*	1,500	55,110
Inter Parfums, Inc.	1,134	41,493
Mannatech, Inc.*	180	2,929
Nutraceutical International Corp.*	2,121	52,855

		153,887

Pharmaceuticals 0.2%
Cumberland Pharmaceuticals, Inc.*	3,851	17,137
Impax Laboratories, Inc.*	800	20,920
Pozen, Inc.*	2,379	19,889
Prestige Brands Holdings, Inc.*	8,368	280,495
SciClone Pharmaceuticals, Inc.*	9,673	46,237
Transcept Pharmaceuticals, Inc.*	1,237	3,649

		388,327

Professional Services 1.4%
Barrett Business Services, Inc.	1,337	67,398
CBIZ, Inc.*	14,178	121,505
CDI Corp.	3,055	46,803
CRA International, Inc.*	1,679	36,552
Franklin Covey Co.*	4,213	85,397
FTI Consulting, Inc.*	9,462	324,547
GP Strategies Corp.*	4,123	108,352
Heidrick & Struggles International, Inc.	3,433	64,712
Hill International, Inc.*	5,280	35,482
Hudson Global, Inc.*	6,850	24,317
Huron Consulting Group, Inc.*	1,172	83,446
ICF International, Inc.*	4,900	190,953
Kelly Services, Inc., Class A	12,514	263,545
Korn/Ferry International*	9,135	265,372
Mistras Group, Inc.*	1,614	36,654
Navigant Consulting, Inc.*	10,803	181,490
On Assignment, Inc.*	4,903	171,605
Pendrell Corp.*	15,303	25,250
RCM Technologies, Inc.*	400	2,712
Resources Connection, Inc.	10,511	143,055
Volt Information Sciences, Inc.*	1,900	15,162
VSE Corp.	1,299	81,149

		2,375,458

Real Estate Investment Trusts (REITs) 0.1%
Geo Group, Inc. (The)	4,343	145,621

Real Estate Management & Development 0.3%
Alexander & Baldwin, Inc.	7,464	278,482
AV Homes, Inc.*	2,103	36,024
Consolidated-Tomoka Land Co.	504	19,923

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Real Estate Management & Development (continued)
Forestar Group, Inc.*	5,963	$101,669
ZipRealty, Inc.*	1,900	6,308

		442,406

Road & Rail 1.9%
AMERCO	800	200,088
Arkansas Best Corp.	7,253	285,913
Avis Budget Group, Inc.*	18,883	993,057
Celadon Group, Inc.	3,854	88,680
Con-way, Inc.	6,600	280,368
Covenant Transportation Group, Inc., Class A*	1,851	18,973
Genesee & Wyoming, Inc., Class A*	4,007	396,733
Marten Transport Ltd.	10,682	250,600
PAM Transportation Services, Inc.*	1,172	29,171
Patriot Transportation Holding, Inc.*	244	8,511
Roadrunner Transportation Systems, Inc.*	1,084	26,699
Ryder System, Inc.	6,066	498,504
Saia, Inc.*	3,478	143,189
Universal Truckload Services, Inc.	234	5,770
USA Truck, Inc.*	1,450	24,157
Werner Enterprises, Inc.	553	14,157

		3,264,570

Semiconductors & Semiconductor Equipment 4.2%
Advanced Energy Industries, Inc.*	7,773	170,073
Alpha & Omega Semiconductor Ltd.*	1,600	11,520
Amkor Technology, Inc.*	7,481	59,474
Amtech Systems, Inc.*	3,315	28,343
ANADIGICS, Inc.*	6,380	7,975
Applied Micro Circuits Corp.*	900	8,739
Axcelis Technologies, Inc.*	25,191	45,092
AXT, Inc.*	4,715	10,184
Brooks Automation, Inc.	23,201	237,346
BTU International, Inc.*	900	2,637
Cascade Microtech, Inc.*	1,518	16,212
Ceva, Inc.*	1,219	19,784
Cohu, Inc.	5,275	54,333
CyberOptics Corp.*	400	3,008
Diodes, Inc.*	5,923	156,190
DSP Group, Inc.*	3,913	31,148
Entropic Communications, Inc.*	17,735	65,442
Exar Corp.*	6,231	67,419
Fairchild Semiconductor International, Inc.*	30,633	389,958
First Solar, Inc.*	8,763	591,415
FormFactor, Inc.*	15,783	90,752
GigOptix, Inc.*	427	679
GSI Technology, Inc.*	4,500	28,575
Inphi Corp.*	2,021	29,891
Integrated Device Technology, Inc.*	23,123	269,845
Integrated Silicon Solution, Inc.*	7,289	105,399
International Rectifier Corp.*	14,824	386,017
Intersil Corp., Class A	26,055	321,519
IXYS Corp.	8,521	91,942
Kopin Corp.*	16,121	52,555

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Kulicke & Soffa Industries, Inc.*	21,784	$320,443
Lattice Semiconductor Corp.*	36,515	307,456
LTX-Credence Corp.*	8,408	80,969
Magnachip Semiconductor Corp.*	4,640	64,960
MKS Instruments, Inc.	14,152	398,379
Nanometrics, Inc.*	2,920	47,479
NeoPhotonics Corp.*	6,970	40,217
OmniVision Technologies, Inc.*	15,043	293,790
Pericom Semiconductor Corp.*	5,847	47,185
Photronics, Inc.*	13,655	118,525
PMC-Sierra, Inc.*	14,492	99,125
Rubicon Technology, Inc.*	5,791	58,663
Rudolph Technologies, Inc.*	10,314	93,961
Sigma Designs, Inc.*	8,961	33,783
Silicon Image, Inc.*	11,945	67,011
Spansion, Inc., Class A*	8,299	147,971
SunPower Corp.*	3,325	111,122
Teradyne, Inc.*	6,584	116,339
Tessera Technologies, Inc.	12,913	283,182
TriQuint Semiconductor, Inc.*	43,600	618,248
Ultra Clean Holdings, Inc.*	5,880	50,098
Ultratech, Inc.*	400	10,648
Veeco Instruments, Inc.*	8,622	318,755

		7,081,775

Software 0.8%
BSQUARE Corp.*	700	2,240
Document Security Systems, Inc.*	5,000	6,350
Epiq Systems, Inc.	6,249	79,925
ePlus, Inc.*	892	44,636
GSE Systems, Inc.*	2,512	4,396
Mentor Graphics Corp.	6,272	129,830
Progress Software Corp.*	4,660	100,004
Rosetta Stone, Inc.*	2,890	34,420
Rovi Corp.*	19,914	443,883
Seachange International, Inc.*	5,351	50,139
Smith Micro Software, Inc.*	5,832	9,681
TeleCommunication Systems, Inc., Class A*	18,228	46,481
Telenav, Inc.*	6,500	39,845
Zynga, Inc., Class A*	83,970	340,078

		1,331,908

Specialty Retail 3.5%
Aaron’s, Inc.	12,312	362,835
Abercrombie & Fitch Co., Class A	3,564	131,013
America’s Car-Mart, Inc.*	1,788	64,618
Ascena Retail Group, Inc.*	10,719	184,367
Barnes & Noble, Inc.*	16,595	272,158
bebe stores, inc.	25,478	128,664
Big 5 Sporting Goods Corp.	1,914	23,370
Body Central Corp.*	1,964	2,043
Books-A-Million, Inc.*	1,900	4,484
Brown Shoe Co., Inc.	8,563	202,001
Build-A-Bear Workshop, Inc.*	5,216	58,524
Cache, Inc.*	2,249	5,982

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Cato Corp. (The), Class A	444	$12,650
Chico’s FAS, Inc.	3,902	61,964
Christopher & Banks Corp.*	6,160	38,438
Citi Trends, Inc.*	4,976	84,542
Conn’s, Inc.*	5,629	248,971
Destination XL Group, Inc.*	7,900	42,660
Finish Line, Inc. (The), Class A	2,700	74,331
GameStop Corp., Class A	11,862	470,684
Genesco, Inc.*	1,600	122,192
Group 1 Automotive, Inc.	6,491	468,196
Haverty Furniture Cos., Inc.	4,796	122,490
hhgregg, Inc.*	6,217	53,591
Kirkland’s, Inc.*	2,446	41,851
Lithia Motors, Inc., Class A	985	73,166
MarineMax, Inc.*	7,037	113,014
Men’s Wearhouse, Inc. (The)	8,345	395,386
Murphy USA, Inc.*	1,175	49,937
New York & Co., Inc.*	3,308	13,861
Office Depot, Inc.*	12,969	53,043
Pacific Sunwear of California, Inc.*	2,900	8,352
Penske Automotive Group, Inc.	10,729	492,032
Pep Boys-Manny, Moe & Jack (The)*	12,500	127,750
Perfumania Holdings, Inc.*	220	1,459
RadioShack Corp.*	13,079	18,703
Rent-A-Center, Inc.	12,897	376,721
Shoe Carnival, Inc.	5,581	127,470
Sonic Automotive, Inc., Class A	2,981	72,558
Stage Stores, Inc.	2,400	46,032
Stein Mart, Inc.	8,627	107,837
Systemax, Inc.*	3,470	59,996
Tandy Leather Factory, Inc.*	200	1,958
Trans World Entertainment Corp.	2,150	7,030
Vitamin Shoppe, Inc.*	721	34,521
West Marine, Inc.*	3,667	39,237
Wet Seal, Inc. (The), Class A*	20,511	23,177
Zale Corp.*	13,921	297,770

		5,823,629

Technology Hardware, Storage & Peripherals 0.9%
Astro-Med, Inc.	765	9,616
Avid Technology, Inc.*	8,155	61,570
Electronics For Imaging, Inc.*	8,400	317,436
Hutchinson Technology, Inc.*	4,426	12,304
Imation Corp.*	6,274	27,104
Intevac, Inc.*	4,194	33,762
Lexmark International, Inc., Class A	13,566	583,338
QLogic Corp.*	19,088	221,039
Qumu Corp.*	1,801	24,224
Super Micro Computer, Inc.*	10,176	207,183
Transact Technologies, Inc.	1,096	11,716

		1,509,292

Common Stocks (continued)

	Shares	Market Value

Textiles, Apparel & Luxury Goods 1.3%
Charles & Colvard Ltd.*	3,368	$7,309
Columbia Sportswear Co.	4,244	364,899
Crocs, Inc.*	2,030	30,714
Culp, Inc.	1,828	32,995
Delta Apparel, Inc.*	158	2,406
G-III Apparel Group Ltd.*	3,729	267,630
Iconix Brand Group, Inc.*	15,064	640,220
Lakeland Industries, Inc.*	200	1,420
Movado Group, Inc.	3,816	149,893
Perry Ellis International, Inc.*	4,123	62,257
Quiksilver, Inc.*	10,286	66,036
RG Barry Corp.	1,108	20,254
Rocky Brands, Inc.	1,932	28,285
Skechers U.S.A., Inc., Class A*	10,520	431,215
Superior Uniform Group, Inc.	300	4,878
Unifi, Inc.*	2,451	54,265
Wolverine World Wide, Inc.	1,151	32,343

		2,197,019

Thrifts & Mortgage Finance 2.5%
Astoria Financial Corp.	22,703	301,042
Atlantic Coast Financial Corp.*	235	1,010
Banc of California, Inc.	1,616	20,313
Bank Mutual Corp.	8,483	51,068
BankFinancial Corp.	4,079	40,137
BBX Capital Corp., Class A*	1,778	33,302
Beneficial Mutual Bancorp, Inc.*	6,207	80,939
Berkshire Hills Bancorp, Inc.	5,839	136,808
BofI Holding, Inc.*	700	56,427
Brookline Bancorp, Inc.	20,871	189,509
Cape Bancorp, Inc.	600	6,390
Capitol Federal Financial, Inc.	22,999	276,908
Clifton Bancorp, Inc.	793	9,191
Dime Community Bancshares, Inc.	4,847	79,006
Doral Financial Corp.*	1,843	17,619
ESB Financial Corp.	837	10,563
ESSA Bancorp, Inc.	2,745	28,521
EverBank Financial Corp.	2,420	45,302
Federal Agricultural Mortgage Corp., Class C	2,150	76,497
First Defiance Financial Corp.	1,726	46,637
First Financial Northwest, Inc.	4,800	48,960
First Place Financial Corp.*	367	0
Flagstar Bancorp, Inc.*	9,056	159,386
Fox Chase Bancorp, Inc.	1,341	22,368
Franklin Financial Corp.*	1,418	28,303
HF Financial Corp.	155	2,123
Hingham Institution for Savings	82	5,700
Home Bancorp, Inc.*	983	19,906
HopFed Bancorp, Inc.	12	137
Hudson City Bancorp, Inc.	14,205	141,482
Kearny Financial Corp.*	1,023	14,915
Louisiana Bancorp, Inc.	600	11,700
MGIC Investment Corp.*	2,049	17,621

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance (continued)
Northeast Community Bancorp, Inc.	300	$2,184
Northfield Bancorp, Inc.	16,766	217,455
Northwest Bancshares, Inc.	12,876	171,122
OceanFirst Financial Corp.	2,296	37,241
Oritani Financial Corp.	5,415	80,304
People’s United Financial, Inc.	40,921	584,352
Provident Financial Holdings, Inc.	1,200	16,884
Provident Financial Services, Inc.	7,000	121,660
Pulaski Financial Corp.	573	5,919
Radian Group, Inc.	700	9,786
Riverview Bancorp, Inc.*	5,811	20,222
Rockville Financial, Inc.	2,616	34,427
SI Financial Group, Inc.	1,087	12,827
Simplicity Bancorp, Inc.	1,080	18,727
Southern Missouri Bancorp, Inc.*	299	10,555
Teche Holding Co.	71	5,176
Territorial Bancorp, Inc.	1,130	23,120
Tree.com, Inc.*	1,200	34,896
TrustCo Bank Corp.	12,974	85,758
United Community Financial Corp.*	10,202	33,973
United Financial Bancorp, Inc.	3,256	57,436
Walker & Dunlop, Inc.*	2,658	41,677
Washington Federal, Inc.	20,793	448,713
Waterstone Financial, Inc.	3,065	31,907
Westfield Financial, Inc.	6,098	41,771
WSFS Financial Corp.	568	38,408

		4,166,290

Tobacco 0.1%
Alliance One International, Inc.*	25,394	65,262
Universal Corp.	3,217	175,552

		240,814

Trading Companies & Distributors 1.4%
Aceto Corp.	4,030	88,176
Air Lease Corp.	4,349	155,999
Aircastle Ltd.	3,600	63,252
Applied Industrial Technologies, Inc.	465	22,283
Beacon Roofing Supply, Inc.*	5,115	181,992
CAI International, Inc.*	3,088	67,164
GATX Corp.	10,900	715,367
H&E Equipment Services, Inc.*	3,602	138,857
Houston Wire & Cable Co.	5,159	64,281
Kaman Corp.	1,469	61,654
Lawson Products, Inc.*	1,726	28,910
MRC Global, Inc.*	860	25,103
Rush Enterprises, Inc., Class A*	7,111	228,263
TAL International Group, Inc.*	9,079	382,952
Titan Machinery, Inc.*	5,779	101,942
Willis Lease Finance Corp.*	606	12,217

		2,338,412

Common Stocks (continued)

	Shares	Market Value

Water Utilities 0.0%†
Consolidated Water Co., Ltd.	4,041	$46,956
SJW Corp.	529	14,405

		61,361

Wireless Telecommunication Services 0.5%
Boingo Wireless, Inc.*	1,766	11,655
NII Holdings, Inc.*	8,451	7,267
Shenandoah Telecommunications Co.	3,798	106,458
Telephone & Data Systems, Inc.	12,236	332,697
T-Mobile US, Inc.*	8,475	248,233
United States Cellular Corp.	2,275	94,503
USA Mobility, Inc.	5,414	92,742

		893,555

Total Common Stocks (cost $126,720,895)		166,214,102

Right 0.0%†

	Number of Rights

Wireless Telecommunication Services 0.0%†
Leap Wireless International, Inc.*(a)	11,649	29,355

Total Right (cost $ — )		29,355

Warrants 0.0%†

	Number of Warrants

Health Care Equipment & Supplies 0.0%†
PhotoMedex, Inc., expiring on 12/13/14* (a)(b)(c)	60	$0

Oil, Gas & Consumable Fuels 0.0%†
Magnum Hunter Resources Corp., expiring on 4/15/16* (a)(c)	1,235	0

Total Warrants (cost $ — )		0

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Mutual Fund 1.2%

	Shares	Market Value

Money Market Fund 1.2%
Fidelity Institutional Money Market Fund — Institutional Class, 0.09% (d)	1,979,299	$1,979,299

Total Mutual Fund (cost $1,979,299)		1,979,299

Repurchase Agreement 0.0%†

	Principal Amount

Credit Suisse (USA) LLC, 0.05%, dated 04/30/14, due 05/01/14, repurchase price $1,277, collateralized by U.S. Government Agency Securities ranging from 1.63% — 4.50%, maturing 04/20/24 — 11/20/41; total market value of $1,303. (e)	$1,277	1,277

Total Repurchase Agreement (cost $1,277)		1,277

Total Investments (cost $128,701,471) (f) — 100.1%		168,224,033

Liabilities in excess of other assets — (0.1%)		(239,521)

NET ASSETS — 100.0%		$167,984,512

*	Denotes a non-income producing security.

(a)	Fair valued security.

(b)	Illiquid security.

(c)	The security or a portion of this security is on loan at April 30, 2014. The total value of securities on loan at April 30, 2014 was $0.

(d)	Represents 7-day effective yield as of April 30, 2014.

(e)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2014 was $1,277.

(f)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.
ADR	American Depositary Receipt

AG	Stock Corporation

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide U.S. Small Cap Value Fund
Assets:
Investments, at value* (cost $128,700,194)	$168,222,756
Repurchase agreement, at value (cost $1,277)	1,277

Total Investments, at value (total cost $128,701,471)	168,224,033

Cash	66,076
Dividends receivable	53,849
Receivable for investments sold	378,371
Receivable for capital shares issued	266,155
Prepaid expenses	42,319

Total Assets	169,030,803

Liabilities:
Payable for investments purchased	831,350
Payable for capital shares redeemed	28,602
Payable upon return of securities loaned (Note 2)	1,277
Accrued expenses and other payables:
Investment advisory fees	125,276
Fund administration fees	9,001
Distribution fees	7,315
Administrative servicing fees	31,533
Accounting and transfer agent fees	2,568
Trustee fees	583
Custodian fees	994
Compliance program costs (Note 3)	101
Professional fees	5,896
Printing fees	300
Other	1,495

Total Liabilities	1,046,291

Net Assets	$167,984,512

Represented by:
Capital	$120,823,846
Accumulated distributions in excess of net investment loss	(213,380)
Accumulated net realized gains from investments	7,851,484
Net unrealized appreciation/(depreciation) from investments	39,522,562

Net Assets	$167,984,512

Net Assets:
Class A Shares	$21,939,715
Class C Shares	3,689,197
Institutional Service Class Shares	139,809,136
Institutional Class Shares	2,546,464

Total	$167,984,512

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,450,227
Class C Shares	251,478
Institutional Service Class Shares	9,202,531
Institutional Class Shares	165,882

Total	11,070,118

*	Includes value of securities on loan of $0 (Note 2).

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide U.S. Small Cap Value Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$15.13
Class C Shares (b)	$14.67
Institutional Service Class Shares	$15.19
Institutional Class Shares	$15.35
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$16.05

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide U.S. Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$881,929
Income from securities lending (Note 2)	36,485

Total Income	918,414

EXPENSES:
Investment advisory fees	759,617
Fund administration fees	65,566
Distribution fees Class A	21,481
Distribution fees Class C	15,965
Administrative servicing fees Class A	5,790
Administrative servicing fees Class C	293
Administrative servicing fees Institutional Service Class	171,863
Registration and filing fees	23,440
Professional fees	14,348
Printing fees	5,189
Trustee fees	2,558
Custodian fees	3,063
Accounting and transfer agent fees	10,622
Compliance program costs (Note 3)	235
Other	4,558

Total expenses before earnings credit and expenses reimbursed	1,104,588

Earnings credit (Note 5)	(67)
Expenses reimbursed by adviser (Note 3)	(17,142)

Net Expenses	1,087,379

NET INVESTMENT LOSS	(168,965)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	7,726,315
Net change in unrealized appreciation/(depreciation) from investments	3,626,293

Net realized/unrealized gains from investments	11,352,608

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,183,643

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide U.S. Small Cap Value Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net investment income/(loss)	$(168,965)	$416,778
Net realized gains from investments	7,726,315	8,028,075
Net change in unrealized appreciation/(depreciation) from investments	3,626,293	30,304,294

Change in net assets resulting from operations	11,183,643	38,749,147

Distributions to Shareholders From:
Net investment income:
Class A	–	(12,049)
Class C	–	–
Institutional Service Class	–	(633,028)
Institutional Class	–	(452)
Net realized gains:
Class A	(804,135)	(38,188)
Class C	(154,010)	(18,306)
Institutional Service Class	(6,903,756)	(1,884,739)
Institutional Class	(95,852)	(1,052)

Change in net assets from shareholder distributions	(7,957,753)	(2,587,814)

Change in net assets from capital transactions	12,311,226	19,497,683

Change in net assets	15,537,116	55,659,016

Net Assets:
Beginning of period	152,447,396	96,788,380

End of period	$167,984,512	$152,447,396

Accumulated distributions in excess of net investment income/(loss) at end of period	$(213,380)	$(44,415)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,638,282	$13,362,089
Dividends reinvested	565,548	47,761
Cost of shares redeemed	(2,624,735)	(2,487,489)

Total Class A Shares	7,579,095	10,922,361

Class C Shares
Proceeds from shares issued	1,242,897	1,320,303
Dividends reinvested	114,427	17,167
Cost of shares redeemed	(114,198)	(170,630)

Total Class C Shares	1,243,126	1,166,840

Institutional Service Class Shares
Proceeds from shares issued	12,512,529	22,268,396
Dividends reinvested	6,861,768	2,517,767
Cost of shares redeemed	(16,400,645)	(19,157,428)

Total Institutional Service Class Shares	2,973,652	5,628,735

Statements of Changes in Net Assets (Continued)

	Nationwide U.S. Small Cap Value Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$1,166,827	$1,904,289
Dividends reinvested	95,852	1,504
Cost of shares redeemed	(747,326)	(126,046)

Total Institutional Class Shares	515,353	1,779,747

Change in net assets from capital transactions	$12,311,226	$19,497,683

SHARE TRANSACTIONS:
Class A Shares
Issued	640,590	968,999
Reinvested	38,525	4,225
Redeemed	(174,186)	(185,554)

Total Class A Shares	504,929	787,670

Class C Shares
Issued	85,015	97,243
Reinvested	8,019	1,550
Redeemed	(7,808)	(13,402)

Total Class C Shares	85,226	85,391

Institutional Service Class Shares
Issued	828,204	1,731,239
Reinvested	465,520	222,234
Redeemed	(1,075,305)	(1,480,207)

Total Institutional Service Class Shares	218,419	473,266

Institutional Class Shares
Issued	76,718	136,291
Reinvested	6,442	131
Redeemed	(49,439)	(8,840)

Total Institutional Class Shares	33,721	127,582

Total change in shares	842,295	1,473,909

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide U.S. Small Cap Value Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$14.86	(0.02)	1.07	1.05	–	(0.78)	–	(0.78)	–	$15.13	7.21%	$21,939,715	1.41%	(0.28%	)	1.43%	11.08%
Year Ended October 31, 2013 (f)	$11.02	–	4.12	4.12	(0.07)	(0.21)	–	(0.28)	–	$14.86	38.22%	$14,048,236	1.39%	–		1.44%	19.48%
Year Ended October 31, 2012 (f)	$9.93	0.02	1.35	1.37	–	(0.28)	–	(0.28)	–	$11.02	14.30%	$1,737,594	1.38%	0.20%		1.49%	11.76%
Year Ended October 31, 2011 (f)	$9.50	(0.02)	0.45	0.43	–	–	–	–	–	$9.93	4.53%	$1,770,283	1.38%	(0.21%	)	1.59%	17.88%
Year Ended October 31, 2010 (f)	$7.64	(0.02)	1.90	1.88	–	–	(0.02)	(0.02)	–	$9.50	24.59%	$102,698	1.36%	(0.18%	)	1.75%	20.25%
Year Ended October 31, 2009 (f)	$7.15	(0.01)	0.62	0.61	(0.02)	(0.10)	–	(0.12)	–	$7.64	8.99%	$71,532	1.34%	(0.11%	)	1.65%	22.58%

Class C Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$14.48	(0.07)	1.04	0.97	–	(0.78)	–	(0.78)	–	$14.67	6.84%	$3,689,197	2.11%	(0.97%	)	2.13%	11.08%
Year Ended October 31, 2013 (f)	$10.75	(0.06)	4.00	3.94	–	(0.21)	–	(0.21)	–	$14.48	37.31%	$2,407,598	2.09%	(0.48%	)	2.14%	19.48%
Year Ended October 31, 2012 (f)	$9.76	(0.05)	1.32	1.27	–	(0.28)	–	(0.28)	–	$10.75	13.50%	$869,607	2.09%	(0.51%	)	2.20%	11.76%
Year Ended October 31, 2011 (f)	$9.41	(0.09)	0.44	0.35	–	–	–	–	–	$9.76	3.72%	$853,527	2.09%	(0.90%	)	2.29%	17.88%
Year Ended October 31, 2010 (f)	$7.60	(0.09)	1.90	1.81	–	–	–	–	–	$9.41	23.82%	$49,644	2.09%	(1.01%	)	2.42%	20.25%
Year Ended October 31, 2009 (f)	$7.12	(0.02)	0.59	0.57	–	(0.10)	–	(0.10)	0.01	$7.60	8.48%	$7,720	2.09%	(0.37%	)	2.48%	22.58%

Institutional Service Class Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$14.92	(0.01)	1.06	1.05	–	(0.78)	–	(0.78)	–	$15.19	7.18%	$139,809,136	1.34%	(0.19%	)	1.36%	11.08%
Year Ended October 31, 2013 (f)	$11.06	0.05	4.09	4.14	(0.07)	(0.21)	–	(0.28)	–	$14.92	38.31%	$134,003,167	1.34%	0.37%		1.40%	19.48%
Year Ended October 31, 2012 (f)	$9.95	0.03	1.36	1.39	–	(0.28)	–	(0.28)	–	$11.06	14.47%	$94,130,117	1.34%	0.24%		1.45%	11.76%
Year Ended October 31, 2011 (f)	$9.53	–	0.42	0.42	–	–	–	–	–	$9.95	4.41%	$57,617,887	1.33%	(0.01%	)	1.57%	17.88%
Year Ended October 31, 2010 (f)	$7.65	(0.02)	1.91	1.89	–	–	(0.01)	(0.01)	–	$9.53	24.70%	$37,444,546	1.34%	(0.20%	)	1.67%	20.25%
Year Ended October 31, 2009 (f)	$7.16	0.01	0.62	0.63	(0.04)	(0.10)	–	(0.14)	–	$7.65	9.27%	$25,941,166	1.34%	0.20%		1.75%	22.58%

Institutional Class Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$15.05	–	1.08	1.08	–	(0.78)	–	(0.78)	–	$15.35	7.33%	$2,546,464	1.09%	0.05%		1.11%	11.08%
Year Ended October 31, 2013 (f)	$11.15	0.02	4.19	4.21	(0.10)	(0.21)	–	(0.31)	–	$15.05	38.68%	$1,988,395	1.09%	0.16%		1.13%	19.48%
Year Ended October 31, 2012 (f)	$10.01	0.05	1.37	1.42	–	(0.28)	–	(0.28)	–	$11.15	14.69%	$51,062	1.09%	0.49%		1.20%	11.76%
Year Ended October 31, 2011 (f)	$9.56	0.02	0.43	0.45	–	–	–	–	–	$10.01	4.71%	$44,459	1.09%	0.23%		1.33%	17.88%
Year Ended October 31, 2010 (f)	$7.67	0.01	1.91	1.92	–	–	(0.03)	(0.03)	–	$9.56	25.05%	$42,453	1.09%	0.07%		1.42%	20.25%
Year Ended October 31, 2009 (f)	$7.17	0.03	0.62	0.65	(0.05)	(0.10)	–	(0.15)	–	$7.67	9.58%	$33,944	1.09%	0.48%		1.46%	22.58%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Bond Fund

For the semiannual period ended April 30, 2014, the Nationwide Bond Fund (Institutional Service Class) returned 2.72% versus 1.74% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 200 funds as of April 30, 2014) was 3.52% for the same time period.

During the six-month reporting period, the financial markets and the economy were affected by monetary policy actions, geopolitical events and the aftermath of extreme weather events. Also during the period, the Federal Reserve initiated the scaling back of its monthly bond purchases and began the unwinding of the quantitative easing (QE) program. While the Fed did not commit to a defined monthly purchase reduction schedule, the Fed’s prevailing pace implied that the purchases could end by the fourth quarter of 2014. At the same time, the Fed hinted that outright tightening of monetary policy could be deferred until some time in 2015 or beyond, depending on progress in the economic environment. The conflict in Ukraine, and uncertainty as to its impacts on the global economy, as well as the extreme weather conditions experienced during the reporting period, contributed to financial market volatility. Despite these impacts, on balance economic conditions continued to strengthen during the reporting period, though unevenly, contributing to relatively strong performance in risk spread-based assets. Treasury yields rose early in the reporting period then declined in the second half of the period, though still ending slightly higher for the period.

The Fund’s overweight positions in investment-grade corporate bonds and commercial mortgage-backed securities (CMBS) as well as an out-of-benchmark position in non-Agency residential mortgage-backed securities (MBS) were positive contributors to Fund performance relative to the Fund’s benchmark during the reporting period. In addition to strong supply/demand, or “technical” support for the asset classes in the Fund, performance also benefited from generally improving fundamentals. Within the Fund’s investment-grade credit allocation, holdings in the areas of pipeline, independent energy and life insurers contributed to relative Fund performance during the reporting period.

The Fund’s out-of-benchmark positions in Treasury Inflation-Protected Securities (TIPS) and Agency MBS also contributed to relative Fund performance during the reporting period, with TIPS showing strength later in the period. During the early months of the reporting period, TIPS struggled to recover from the selling pressures the asset class experienced in 2013.

The Fund’s shorter portfolio duration relative to the Fund’s benchmark also contributed positively to relative Fund performance during the reporting period. The largest detractors from relative performance came from an underweight position in Treasury bonds and a cash position.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck: and Gary S. Davis, CFA

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile and at a greater risk of default) and foreign securities. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Bond Fund

Objective

The Fund seeks as high a level of current income as is consistent with preserving capital.

Highlights

•

The Nationwide Bond Fund (Institutional Service Class) returned 2.72% for the semiannual period, outperforming the Barclays U.S. Aggregate Bond Index by 0.98% and underperforming the Lipper peer category median by 0.80%.

•

The Fund’s overweight positions in investment-grade corporate bonds, commercial mortgage-backed securities (CMBS) and an out-of-benchmark position in non-Agency residential mortgage-backed securities (MBS) were positive contributors to Fund performance during the reporting period. This was somewhat offset by underweight positions in Treasuries and a holding in cash.

•	The Fund’s shorter portfolio duration relative to the Fund’s benchmark also contributed positively to relative Fund performance during the reporting period.

Asset Allocation†

Corporate Bonds	61.1%
Commercial Mortgage Backed Securities	13.2%
U.S. Treasury Notes	9.8%
Collateralized Mortgage Obligations	5.8%
U.S. Government Mortgage Backed Agencies	4.0%
Municipal Bonds	2.9%
Asset-Backed Securities	0.6%
Mutual Fund	0.4%
Other assets in excess of liabilities	2.2%
100.0%

Top Industries††

Oil, Gas & Consumable Fuels	11.1%
Banks	9.3%
Diversified Financial Services	5.6%
Gas Utilities	5.1%
Insurance	3.5%
Metals & Mining	3.4%
Airlines	2.9%
Diversified Telecommunication Services	2.1%
Capital Markets	2.0%
Industrial Conglomerates	1.6%
Other Industries	53.4%
100.0%

Top Holdings††

U.S. Treasury Notes, 1.38%, 07/31/18	4.0%
U.S. Treasury Inflation Indexed Notes, 2.13%, 01/15/19	3.2%
Greenwich Capital Commercial Funding Corp., 5.44%, 03/10/39	2.9%
U.S. Treasury Notes, 0.88%, 04/30/17	2.8%
JPMorgan Chase Commercial Mortgage Securities Corp., 3.34%, 07/15/46	2.8%
Federal National Mortgage Association Pool, 6.62%, 06/01/16	2.3%
Federal National Mortgage Association REMICS, 5.50%, 05/25/23	2.2%
Transocean, Inc., 6.38%, 12/15/21	2.1%
Eaton Corp., 8.88%, 06/15/19	1.7%
Pride International, Inc., 6.88%, 08/15/20	1.6%
Other Holdings	74.4%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Percentages indicated are based upon total investments as of April 30, 2014.

Fund Performance	Nationwide Bond Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	10 Yr.	Inception
Class A	w/o SC1	2.69%	0.95%	7.34%	5.10%	–
	w/SC2	0.36%	(3.30)%	6.42%	4.64%	–
Class C	w/o SC1	2.22%	0.15%	6.62%	4.40%	–
	w/SC3	1.22%	(0.83)%	6.62%	4.40%	–
Class R4,5		2.46%	0.63%	7.06%	4.84%	–
Institutional Service Class[6]	w/o SC1	2.72%	1.12%	7.65%	5.40%	–
	w/SC7	2.72%	1.12%	6.65%	4.92%	–
Institutional Class[4]		2.84%	1.27%	–	–	2.15%	[8]*
Barclays U.S. Aggregate Bond Index		1.74%	(0.26)%	4.88%	4.83%	–
CPI		1.51%	1.95%	2.14%	2.35%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

[7]	A 4.50% front-end sales charge was deducted on Class D Shares.

[8]	Since inception date of December 6, 2012.
Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.20%	0.88%
Class C	1.97%	1.65%
Class R	1.51%	1.19%
Institutional Service Class	0.91%	0.59%
Institutional Class	0.87%	0.55%

*	Current effective prospectus dated March 1, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance (con’t.)	Nationwide Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide Bond Fund versus the Barclays U.S. Aggregate Bond Index, and the Consumer Price Index (CPI) over the 10-year period ended 4/30/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bond Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14	Expense Ratio During Period (%) 11/01/13 - 04/30/14
Class A Shares	Actual	[a]	1,000.00	1,026.90	4.32	0.86
	Hypothetical	[a,b]	1,000.00	1,020.53	4.31	0.86
Class C Shares	Actual	[a]	1,000.00	1,023.20	7.98	1.59
	Hypothetical	[a,b]	1,000.00	1,016.91	7.95	1.59
Class R Shares[c]	Actual	[a]	1,000.00	1,024.60	5.62	1.12
	Hypothetical	[a,b]	1,000.00	1,019.24	5.61	1.12
Institutional Service Class Shares	Actual	[a]	1,000.00	1,027.20	2.97	0.59
	Hypothetical	[a,b]	1,000.00	1,021.87	2.96	0.59
Institutional Class Shares	Actual	[a]	1,000.00	1,028.40	2.77	0.55
	Hypothetical	[a,b]	1,000.00	1,022.07	2.76	0.55

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

c	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Bond Fund

Asset-Backed Securities 0.6%

	Principal Amount	Market Value

Other 0.6%
Residential Asset Mortgage Products, Inc., Series 2002-RS1, Class AI5, 5.91%, 01/25/32 (a)	$368,929	$359,537
Structured Asset Securities Corp., Series 2004-6XS, Class A6, 4.63%, 03/25/34 (b)	97,222	97,648

		457,185

Total Asset-Backed Securities (cost $466,148)		457,185

Collateralized Mortgage Obligations 5.8%
American Home Mortgage Investment Trust, Series 2004-3, Class 6A1, 4.82%, 10/25/34 (b)	230,313	235,039
Countrywide Alternative Loan Trust, Series 2007-2CB, Class 2A14, 5.75%, 03/25/37	660,647	561,792
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-15, Class A7, 5.50%, 08/25/35	247,444	231,060
Federal National Mortgage Association REMICS
Series 2003-33, Class LB, 5.50%, 05/25/23	1,548,598	1,677,979
Series 2009-42, Class AP, 4.50%, 03/25/39	1,000,744	1,073,421
MASTR Alternative Loans Trust, Series 2005-6, Class 1A5, 5.50%, 12/25/35	675,170	629,411
Residential Funding Securities LLC, Series 2003-RM2, Class AI3, 4.50%, 05/25/33	47,968	47,977

Total Collateralized Mortgage Obligations (cost $4,410,531)		4,456,679

Commercial Mortgage Backed Securities 13.2%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class AM, 5.35%, 09/10/47 (a)	1,000,000	1,062,443
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A3B, 5.89%, 12/10/49 (a)	1,000,000	1,033,910
Commercial Mortgage Pass Through Certificates, Series 2014-TWC, Class B, 1.75%, 02/13/32 (a)(c)	1,000,000	1,000,805

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A3, 5.69%, 09/15/40 (a)	$962,893	$976,902
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.44%, 03/10/39	2,000,000	2,190,338
GS Mortgage Securities Corp. II, Series 2006-GG8, Class AM, 5.59%, 11/10/39	1,000,000	1,089,263
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2, 3.34%, 07/15/46 (c)	2,000,000	2,085,175
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A3, 5.62%, 11/15/30 (a)	774,185	777,100

Total Commercial Mortgage Backed Securities (cost $10,090,149)		10,215,936

Corporate Bonds 61.1%
Airlines 2.8%
American Airlines Pass Through Trust, Series 2013-2, Class B, 5.60%, 07/15/20 (c)	974,444	1,015,857
British Airways PLC, Series 2013-1, Class B, 5.63%, 06/20/20 (c)	1,000,000	1,034,352
Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.90%, 01/02/17	109,083	113,610

		2,163,819

Banks 9.1%
Bank of America NA, 6.10%, 06/15/17	750,000	846,805
CoBank ACB, 7.88%, 04/16/18 (c)	850,000	1,012,754
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 5.75%, 12/01/43	600,000	668,154
HSBC Holdings PLC, 6.80%, 06/01/38	750,000	933,615
Huntington Bancshares, Inc., 7.00%, 12/15/20	500,000	600,347
ING Bank NV, 5.13%, 05/01/15 (c)	1,000,000	1,037,679
Nordea Bank AB, 4.88%, 05/13/21 (c)	1,000,000	1,061,416
Sovereign Bank, 8.75%, 05/30/18	750,000	901,746

		7,062,516

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets 1.9%
FMR LLC, 7.49%, 06/15/19 (c)	$750,000	$911,818
Morgan Stanley, 5.50%, 07/28/21	500,000	565,490

		1,477,308

Commercial Services & Supplies 0.9%
GATX Corp., 5.20%, 03/15/44	650,000	689,649

Diversified Financial Services 5.5%
General Electric Capital Corp.
5.30%, 02/11/21	500,000	565,753
4.65%, 10/17/21	750,000	829,540
Hyundai Capital Services, Inc., 3.50%, 09/13/17 (c)	1,000,000	1,050,400
JPMorgan Chase & Co., Series 1, 7.90%, 04/30/18 (d)	1,000,000	1,126,250
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/01/18	500,000	677,261

		4,249,204

Diversified Telecommunication Services 2.0%
Qwest Corp., 6.88%, 09/15/33	1,000,000	1,007,500
Verizon Communications, Inc., 5.15%, 09/15/23	500,000	551,168

		1,558,668

Electric Utilities 1.4%
PSEG Power LLC, 5.32%, 09/15/16	1,000,000	1,099,230

Energy Equipment & Services 0.8%
Weatherford International Ltd., 6.75%, 09/15/40	500,000	603,734

Food & Staples Retailing 1.3%
CVS Pass-Through Trust, 6.94%, 01/10/30	849,233	998,795

Food Products 1.1%
ConAgra Foods, Inc., 4.95%, 08/15/20	750,000	831,246

Gas Utilities 5.0%
Boardwalk Pipelines LP, 5.75%, 09/15/19	750,000	820,873
DCP Midstream Operating LP, 3.88%, 03/15/23	1,000,000	995,308
Enbridge Energy Partners LP, 4.20%, 09/15/21	1,000,000	1,057,841

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
Rockies Express Pipeline LLC, 3.90%, 04/15/15 (c)	$1,000,000	$1,015,000

		3,889,022

Health Care Providers & Services 1.4%
Express Scripts Holding Co., 4.75%, 11/15/21	500,000	548,052
Hospira, Inc., 6.05%, 03/30/17	500,000	554,227

		1,102,279

Industrial Conglomerates 1.6%
Eaton Corp., 8.88%, 06/15/19	1,000,000	1,249,463

Insurance 3.4%
Five Corners Funding Trust, 4.42%, 11/15/23 (c)	750,000	782,682
Liberty Mutual Group, Inc., 4.95%, 05/01/22 (c)	850,000	921,821
Oil Insurance Ltd., 3.22%, 06/02/14 (c)(d)	1,000,000	937,500

		2,642,003

Media 1.3%
NBCUniversal Enterprise, Inc., 1.97%, 04/15/19 (c)	1,000,000	981,132

Metals & Mining 3.3%
Anglo American Capital PLC, 9.38%, 04/08/19 (c)	550,000	702,063
Barrick Gold Corp., 6.95%, 04/01/19	750,000	889,420
Freeport-McMoRan Copper & Gold, Inc., 3.10%, 03/15/20	1,000,000	988,311

		2,579,794

Multiline Retail 1.2%
Wal-Mart Stores, Inc., 5.63%, 04/15/41	755,000	901,146

Oil, Gas & Consumable Fuels 10.9%
Anadarko Petroleum Corp., 6.95%, 06/15/19	800,000	974,911
BP Capital Markets PLC, 2.24%, 05/10/19	750,000	750,787
Devon Energy Corp., 4.00%, 07/15/21	750,000	790,839
Murphy Oil Corp., 3.70%, 12/01/22	1,000,000	979,971
Petrobras International Finance Co., 3.88%, 01/27/16	1,000,000	1,030,432
Pride International, Inc., 6.88%, 08/15/20	1,000,000	1,202,366

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Rowan Cos., Inc., 5.00%, 09/01/17	$1,000,000	$1,088,747
Transocean, Inc., 6.38%, 12/15/21	1,425,000	1,609,433

		8,427,486

Pharmaceuticals 1.3%
AbbVie, Inc., 2.90%, 11/06/22	1,000,000	972,892

Real Estate Investment Trusts (REITs) 1.5%
Highwoods Realty LP, 5.85%, 03/15/17	1,000,000	1,113,505

Road & Rail 1.2%
Burlington Northern Santa Fe LLC, 4.90%, 04/01/44	750,000	791,031
Federal Express Corp. 1993 Pass Through Trust, Series B2, 7.63%, 01/01/15	110,203	115,291

		906,322

Technology Hardware, Storage & Peripherals 1.2%
Digital Equipment Corp., 7.75%, 04/01/23	825,000	948,132

Tobacco 1.0%
Altria Group, Inc., 4.00%, 01/31/24	750,000	760,846

Total Corporate Bonds (cost $44,666,631)		47,208,191

Municipal Bonds 2.9%
California 1.9%
Northern California Power Agency, RB, Series B, 7.31%, 06/01/40	500,000	586,625
State of California, GO, 5.70%, 11/01/21	750,000	887,168

		1,473,793

District of Columbia 1.0%
Metropolitan Washington Airports Authority, RB, 7.46%, 10/01/46	600,000	758,820

Total Municipal Bonds (cost $2,166,104)		2,232,613

U.S. Government Mortgage Backed Agencies 4.0%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool Pool# E01443,
3.50%, 07/01/18	$422,064	$443,579
Federal National Mortgage Association Pool
Pool# 383661 6.62%, 06/01/16	1,592,240	1,768,457
Pool# 386905 5.00%, 04/01/19	826,314	912,970

Total U.S. Government Mortgage Backed Agencies (cost $2,807,179)		3,125,006

U.S. Treasury Notes 9.8%
U.S. Treasury Inflation Indexed Notes, 2.13%, 01/15/19 (e)	2,000,000	2,453,266
U.S. Treasury Notes
0.88%, 04/30/17	2,150,000	2,150,000
1.38%, 07/31/18	3,000,000	2,992,500

Total U.S. Treasury Notes (cost $7,393,178)		7,595,766

Mutual Fund 0.4%

	Shares

Money Market Fund 0.4%
Fidelity Institutional Money Market Fund — Institutional Class, 0.09% (f)	288,640	288,640

Total Mutual Fund (cost $288,640)		288,640

Total Investments (cost $72,288,560) (g) — 97.8%		75,580,016

Other assets in excess of liabilities — 2.2%		1,694,099

NET ASSETS — 100.0%		$77,274,115

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2014. The maturity date represents the actual maturity date.

(b)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at April 30, 2014.

(c)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Fund (Continued)

at April 30, 2014 was $15,550,454 which represents 20.12% of net assets.

(d)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2014. The maturity date reflects the next call date.

(e)	Principal amounts are not adjusted for inflation.

(f)	Represents 7-day effective yield as of April 30, 2014.

(g)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

AB	Stock Company

ACB	Agricultural Credit Bank

BA	Limited

GO	General Obligation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Bond Fund
Assets:
Investments, at value (cost $72,288,560)	$75,580,016
Cash	26,333
Interest and dividends receivable	693,988
Receivable for investments sold	1,003,661
Receivable for capital shares issued	49,903
Prepaid expenses	41,595

Total Assets	77,395,496

Liabilities:
Distributions payable	30,628
Payable for capital shares redeemed	17,135
Accrued expenses and other payables:
Investment advisory fees	8,550
Fund administration fees	11,675
Distribution fees	7,430
Administrative servicing fees	10,415
Accounting and transfer agent fees	8,818
Trustee fees	47
Custodian fees	687
Compliance program costs (Note 3)	35
Professional fees	19,362
Printing fees	3,044
Other	3,555

Total Liabilities	121,381

Net Assets	$77,274,115

Represented by:
Capital	$73,692,614
Accumulated distributions in excess of net investment income	(187,339)
Accumulated net realized gains from investments	477,384
Net unrealized appreciation/(depreciation) from investments	3,291,456

Net Assets	$77,274,115

Net Assets:
Class A Shares	$21,813,700
Class C Shares	3,292,840
Class R Shares	428,562
Institutional Service Class Shares	51,708,222
Institutional Class Shares	30,791

Total	$77,274,115

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,190,789
Class C Shares	330,251
Class R Shares	43,007
Institutional Service Class Shares	5,185,774
Institutional Class Shares	3,086

Total	7,752,907

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.96
Class C Shares (b)	$9.97
Class R Shares	$9.96
Institutional Service Class Shares	$9.97
Institutional Class Shares	$9.98
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.19

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares, the redemption price per share is reduced by 0.75% on sales of shares of original purchases of $500,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Bond Fund
INVESTMENT INCOME:
Interest income	$1,567,493
Dividend income	507

Total Income	1,568,000

EXPENSES:
Investment advisory fees	193,812
Fund administration fees	69,213
Distribution fees Class A	28,012
Distribution fees Class B (a)	159
Distribution fees Class C	17,320
Distribution fees Class R (b)	965
Administrative servicing fees Class A	6,804
Administrative servicing fees Class C	609
Administrative servicing fees Class R (b)	145
Administrative servicing fees Institutional Service Class	11,199
Registration and filing fees	34,231
Professional fees	21,859
Printing fees	12,033
Trustee fees	1,291
Custodian fees	1,458
Accounting and transfer agent fees	19,263
Compliance program costs (Note 3)	139
Other	4,228

Total expenses before earnings credit and expenses reimbursed	422,740

Earnings credit (Note 5)	(24)
Expenses reimbursed by adviser (Note 3)	(144,384)

Net Expenses	278,332

NET INVESTMENT INCOME	1,289,668

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	477,963
Net change in unrealized appreciation/(depreciation) from investments	306,876

Net realized/unrealized gains from investments	784,839

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,074,507

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Bond Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net investment income	$1,289,668	$2,831,360
Net realized gains from investments	477,963	443,678
Net change in unrealized appreciation/(depreciation) from investments	306,876	(3,204,979)

Change in net assets resulting from operations	2,074,507	70,059

Distributions to Shareholders From:
Net investment income:
Class A	(366,423)	(868,767)
Class B (a)	(396)	(3,916)
Class C	(43,946)	(118,413)
Class R (b)	(5,838)	(4,050)
Institutional Service Class	(904,546)	(1,937,204)
Institutional Class	(543)	(431	)(c)
Net realized gains:
Class A	(98,953)	(341,033)
Class B (a)	(242)	(2,362)
Class C	(15,303)	(58,740)
Class R (b)	(1,604)	(1,489)
Institutional Service Class	(225,519)	(681,425)
Institutional Class	(130)	(110	)(c)

Change in net assets from shareholder distributions	(1,663,443)	(4,017,940)

Change in net assets from capital transactions	(4,541,258)	(13,385,229)

Change in net assets	(4,130,194)	(17,333,110)

Net Assets:
Beginning of period	81,404,309	98,737,419

End of period	$77,274,115	$81,404,309

Accumulated distributions in excess of net investment income at end of period	$(187,339)	$(155,315)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,384,931	$8,173,910
Dividends reinvested	388,843	1,026,708
Cost of shares redeemed	(5,193,544)	(13,761,650)

Total Class A Shares	(2,419,770)	(4,561,032)

Class B Shares (a)
Proceeds from shares issued	102	64,420
Dividends reinvested	328	2,097
Cost of shares redeemed	(61,384)	(238,606)

Total Class B Shares	(60,954)	(172,089)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from December 7, 2012 (commencement of operations) through October 31, 2013.

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$182,834	$1,208,762
Dividends reinvested	40,913	116,255
Cost of shares redeemed	(896,423)	(2,392,810)

Total Class C Shares	(672,676)	(1,067,793)

Class R Shares (b)
Proceeds from shares issued	80,371	220,962
Dividends reinvested	23	47
Cost of shares redeemed	(3,140)	–

Total Class R Shares	77,254	221,009

Institutional Service Class Shares
Proceeds from shares issued	1,487,485	3,806,542
Dividends reinvested	997,080	2,323,884
Cost of shares redeemed	(3,950,086)	(13,966,369)

Total Institutional Service Class Shares	(1,465,521)	(7,835,943)

Institutional Class Shares
Proceeds from shares issued	2,896	30,078 (c)
Dividends reinvested	673	541 (c)
Cost of shares redeemed	(3,160)	– (c)

Total Institutional Class Shares	409	30,619 (c)

Change in net assets from capital transactions	$(4,541,258)	$(13,385,229)

SHARE TRANSACTIONS:
Class A Shares
Issued	241,671	805,655
Reinvested	39,421	101,973
Redeemed	(525,987)	(1,380,899)

Total Class A Shares	(244,895)	(473,271)

Class B Shares (a)
Issued	11	6,315
Reinvested	33	207
Redeemed	(6,230)	(23,488)

Total Class B Shares	(6,186)	(16,966)

Class C Shares
Issued	18,562	119,254
Reinvested	4,143	11,525
Redeemed	(90,773)	(240,084)

Total Class C Shares	(68,068)	(109,305)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from December 7, 2012 (commencement of operations) through October 31, 2013.

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class R Shares (b)
Issued	8,140	22,268
Reinvested	2	5
Redeemed	(317)	–

Total Class R Shares	7,825	22,273

Institutional Service Class Shares
Issued	150,501	377,335
Reinvested	100,921	230,636
Redeemed	(400,623)	(1,397,208)

Total Institutional Service Class Shares	(149,201)	(789,237)

Institutional Class Shares
Issued	293	2,990	(c)
Reinvested	68	54	(c)
Redeemed	(319)	–	(c)

Total Institutional Class Shares	42	3,044	(c)

Total change in shares	(460,483)	(1,363,462)

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from December 7, 2012 (commencement of operations) through October 31, 2013.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Fund

		Operations				Distributions								Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations		Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period		Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$9.90	0.16	0.10	0.26		(0.16)	(0.04)	(0.20)	–	$9.96		2.69%		$21,813,700	0.86%	3.19%	1.23%	14.59%
Year Ended October 31, 2013 (f)	$10.30	0.29	(0.27)	0.02		(0.31)	(0.11)	(0.42)	–	$9.90		0.19%		$24,116,827	0.87%	2.92%	1.20%	24.18%
Year Ended October 31, 2012 (f)	$10.10	0.32	0.44	0.76		(0.33)	(0.23)	(0.56)	–	$10.30		7.77%		$29,964,061	0.94%	3.15%	1.15%	33.95%
Year Ended October 31, 2011 (f)	$10.22	0.34	0.04	0.38		(0.35)	(0.15)	(0.50)	–	$10.10		3.95%		$19,808,612	1.05%	3.44%	1.17%	56.39%
Year Ended October 31, 2010 (f)	$9.63	0.36	0.61 (g)	0.97	(g)	(0.38)	–	(0.38)	–	$10.22	(g)	10.35%		$18,463,683	1.10%	3.67%	1.20%	41.08%
Year Ended October 31, 2009 (f)	$8.69	0.47	0.94	1.41		(0.46)	(0.01)	(0.47)	–	$9.63		16.72%		$15,594,506	1.22%	5.18%	1.32%	61.11%

Class C Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$9.91	0.12	0.10	0.22		(0.12)	(0.04)	(0.16)	–	$9.97		2.32%	(h)	$3,292,840	1.59%	2.46%	1.96%	14.59%
Year Ended October 31, 2013 (f)	$10.31	0.22	(0.27)	(0.05)		(0.24)	(0.11)	(0.35)	–	$9.91		(0.39%	)	$3,949,327	1.55%	2.23%	1.88%	24.18%
Year Ended October 31, 2012 (f)	$10.12	0.25	0.43	0.68		(0.26)	(0.23)	(0.49)	–	$10.31		6.95%		$5,235,401	1.61%	2.48%	1.81%	33.95%
Year Ended October 31, 2011 (f)	$10.23	0.27	0.05	0.32		(0.28)	(0.15)	(0.43)	–	$10.12		3.33%		$3,471,796	1.75%	2.74%	1.88%	56.39%
Year Ended October 31, 2010 (f)	$9.64	0.30	0.61 (g)	0.91	(g)	(0.32)	–	(0.32)	–	$10.23	(g)	9.58%		$4,223,345	1.75%	3.01%	1.85%	41.08%
Year Ended October 31, 2009 (f)	$8.70	0.42	0.94	1.36		(0.41)	(0.01)	(0.42)	–	$9.64		16.05%		$3,334,007	1.77%	4.61%	1.91%	61.11%

Class R Shares (i)(j)
Six Months Ended April 30, 2014 (f) (Unaudited)	$9.91	0.14	0.10	0.24		(0.15)	(0.04)	(0.19)	–	$9.96		2.46%		$428,562	1.12%	2.93%	1.50%	14.59%
Year Ended October 31, 2013 (f)	$10.31	0.28	(0.28)	–		(0.29)	(0.11)	(0.40)	–	$9.91		0.11%		$348,615	1.05%	2.75%	1.39%	24.18%
Year Ended October 31, 2012 (f)	$10.11	0.30	0.44	0.74		(0.31)	(0.23)	(0.54)	–	$10.31		7.46%		$133,041	1.20%	2.97%	1.38%	33.95%
Year Ended October 31, 2011 (f)	$10.22	0.31	0.05	0.36		(0.32)	(0.15)	(0.47)	–	$10.11		3.69%		$357,141	1.40%	3.07%	1.53%	56.39%
Year Ended October 31, 2010 (f)	$9.63	0.33	0.61 (g)	0.94	(g)	(0.35)	–	(0.35)	–	$10.22	(g)	9.90%		$216,857	1.40%	3.36%	1.50%	41.08%
Year Ended October 31, 2009 (f)	$8.70	0.45	0.93	1.38		(0.44)	(0.01)	(0.45)	–	$9.63		16.38%		$153,535	1.49%	4.92%	1.61%	61.11%

Institutional Service Class Shares (k)
Six Months Ended April 30, 2014 (f) (Unaudited)	$9.92	0.17	0.09	0.26		(0.17)	(0.04)	(0.21)	–	$9.97		2.72%		$51,708,222	0.59%	3.45%	0.97%	14.59%
Year Ended October 31, 2013 (f)	$10.31	0.32	(0.27)	0.05		(0.33)	(0.11)	(0.44)	–	$9.92		0.56%		$52,898,095	0.59%	3.19%	0.93%	24.18%
Year Ended October 31, 2012 (f)	$10.12	0.35	0.43	0.78		(0.36)	(0.23)	(0.59)	–	$10.31		7.97%		$63,166,305	0.66%	3.45%	0.87%	33.95%
Year Ended October 31, 2011 (f)	$10.23	0.37	0.05	0.42		(0.38)	(0.15)	(0.53)	–	$10.12		4.31%		$63,824,561	0.79%	3.69%	0.92%	56.39%
Year Ended October 31, 2010 (f)	$9.64	0.39	0.62 (g)	1.01	(g)	(0.42)	–	(0.42)	–	$10.23	(g)	10.59%		$67,283,180	0.79%	3.98%	0.89%	41.08%
Year Ended October 31, 2009 (f)	$8.70	0.50	0.95	1.45		(0.50)	(0.01)	(0.51)	–	$9.64		17.22%		$67,205,223	0.86%	5.51%	0.96%	61.11%

Institutional Class Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$9.92	0.17	0.11	0.28		(0.18)	(0.04)	(0.22)	–	$9.98		2.84%		$30,791	0.55%	3.49%	0.92%	14.59%
Period Ended October 31, 2013 (f)(l)	$10.32	0.33	(0.32)	0.01		(0.30)	(0.11)	(0.41)	–	$9.92		0.16%		$30,198	0.61%	3.65%	1.00%	24.18%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Reflects non-material corrections to October 31, 2010 amounts and net asset value. The related shareholder transactions and net asset values were processed correctly.
(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(i)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(j)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(k)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.
(l)	For the period from December 7, 2012 (commencement of operations) through October 31, 2013. Total return is calculated based on inception date of December 6, 2012 through October 31, 2013.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Core Plus Bond Fund

For the semiannual period ended April 30, 2014, the Nationwide Core Plus Bond Fund (Institutional Class) returned 2.06% versus 1.74% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 200 funds as of April 30, 2014) was 3.52% for the same time period.

Relative Fund performance for the six-month reporting period ended April 30, 2014, was driven primarily by the Fund’s high-yield and investment-grade corporate bond allocation and by the Fund’s underweight to U.S. Treasurys. The Fund’s short duration (sensitivity to changes in interest rates) and yield curve position in relation to the benchmark detracted from relative Fund performance during the reporting period as the yield curve flattened.

The question of when the Federal Reserve would taper (reduce) the quantitative easing program became the main theme for the fixed-income market during the second half of 2013, causing interest rates to move higher toward year-end with significant volatility. At the December 2013 Federal Open Market Committee (FOMC) meeting, the Fed finally announced it would decrease quantitative easing by $10 billion per month beginning in January 2014, effectively removing this uncertainty from the marketplace. Soon after the FOMC meeting, however, interest rates reversed course, falling throughout the first quarter of 2014, primarily due to concerns about economic growth, geopolitical risks and continued benign levels of inflation. Ironically, the bond market posted strong absolute returns in the four-month period immediately following the Fed taper, more than offsetting the negative returns exhibited in the months preceding the action. Within the Barclays U.S. Aggregate Bond Index, sector returns were as follows for the six months ended April 30, 2014: U.S. Treasurys 0.65%, investment-grade corporates 3.80%, and Agency mortgage-backed securities 1.41%. The Barclays U.S. Corporate High-Yield Index returned 4.72% over the same time period. As noted above, the Fund’s allocation to high-yield (approximately 20%) and investment-grade corporate bonds (a relative overweight) were the main contributors to return for the portfolio during the reporting period.

Sectors that were the greatest contributors to relative performance included an overweight in corporate and an underweight in Treasuries and Agencies. The greatest detractors during the period were cash holdings, asset selection in MBS securities, and an underweight in municipals.

Modest economic growth coupled with low inflation, a scenario we expect to continue, should be positive for bond investors and prevent interest rates from moving dramatically higher anytime soon. The Fund’s duration remains short versus that of the benchmark due to the potential for higher realized inflation, and we maintain the Fund’s overweight to credit securities as corporate balance sheets remain strong and investors continue to look for yield in a low-interest-rate environment.

Subadviser:

Thompson, Siegel & Walmsley LLC

Portfolio Manager:

William M. Bellamy, CFA

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile and at a greater risk of default). Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Core Plus Bond Fund

Objective

The Fund seeks maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities.

Highlights

•

The Nationwide Core Plus Bond Fund (Institutional Class) returned 2.06% for the semiannual period, outperforming the Barclays U.S. Aggregate Bond Index by 0.32% and underperforming the Lipper peer category median by 1.46%.

•

Relative Fund performance for the six-month period ended April 30, 2014, was driven primarily by the Fund’s high-yield and investment-grade corporate bond allocation and by the Fund’s underweight to U.S. Treasurys. The greatest detractors during the period were cash holdings, asset selection in MBS securities, and an underweight in municipals.

•	The Fund’s short duration and yield curve position in relation to the benchmark detracted from relative Fund performance during the reporting period as the yield curve flattened.

Asset Allocation†

Mutual Fund	59.8%
Corporate Bonds	34.3%
U.S. Government Mortgage Backed Agencies	18.9%
U.S. Treasury Notes	5.8%
Preferred Stocks	3.7%
Yankee Dollars	0.4%
Liabilities in excess of other assets††	(22.9%)
100.0%

Top Industries†††

Insurance	5.7%
Diversified Financial Services	3.6%
Real Estate Investment Trusts (REITs)	2.4%
Banks	2.3%
Capital Markets	2.3%
Wireless Telecommunication Services	2.2%
Specialty Retail	2.1%
Oil, Gas & Consumable Fuels	1.1%
Diversified Telecommunication Services	1.1%
Hotels, Restaurants & Leisure	0.9%
Other Industries	76.3%
100.0%

Top Holdings†††

Fidelity Institutional Money Market Fund —Institutional Class	48.7%
Federal National Mortgage Association Pool, 4.50%, 08/01/41	1.9%
Federal National Mortgage Association Pool, 4.00%, 11/01/40	1.7%
U.S. Treasury Notes, 1.75%, 05/31/16	1.6%
Federal Home Loan Mortgage Corp. Gold Pool, 4.00%, 09/01/43	1.5%
Federal National Mortgage Association Pool, 3.50%, 12/01/41	1.4%
Federal National Mortgage Association Pool, 3.50%, 09/01/26	1.3%
Digital Realty Trust LP, 5.25%, 03/15/21	1.1%
Crown Castle Towers LLC, 3.21%, 08/15/35	1.1%
AutoZone, Inc., 4.00%, 11/15/20	1.1%
Other Holdings	38.6%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of April 30, 2014.

Fund Performance	Nationwide Core Plus Bond Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	10 Yr.	Inception
Class A	w/o SC1	1.75%	–	–	–	0.38%	[2]*
	w/SC3	(2.54)%	–	–	–	(3.85)%	[2]*
Institutional Service Class[4]		1.95%	–	–	–	0.74%	[2]*
Institutional Class[4]		2.06%	0.63%	7.61%	5.09%	–
Barclays U.S. Aggregate Bond Index		1.74%	(0.26)%	4.88%	4.83%	–
CPI		1.51%	1.95%	2.14%	2.35%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of April 24, 2013.

[3]	A 4.25% front-end sales charge was deducted.

[4]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.03%	1.01%
Institutional Service Class	0.78%	0.76%
Institutional Class	0.72%	0.70%

*	Current effective prospectus dated March 1, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance (con’t.)	Nationwide Core Plus Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Core Plus Bond Fund versus the Barclays U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 4/30/14. Performance prior to the Fund’s inception on 4/22/13 is based on the Fund’s predecessor fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Core Plus Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Core Plus Bond Fund April 30, 2014			Beginning Account Value($) 11/01/13	Ending Account Value($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14	Expense Ratio During Period (%) 11/01/13 - 04/30/14
Class A Shares	Actual	[a]	1,000.00	1,017.50	4.45	0.89
	Hypothetical	[a,b]	1,000.00	1,020.38	4.46	0.89
Institutional Service Class Shares	Actual	[a]	1,000.00	1,019.50	2.75	0.55
	Hypothetical	[a,b]	1,000.00	1,022.07	2.76	0.55
Institutional Class Shares	Actual	[a]	1,000.00	1,020.60	2.66	0.53
	Hypothetical	[a,b]	1,000.00	1,022.17	2.66	0.53

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Core Plus Bond Fund

Corporate Bonds 34.3%

	Principal Amount	Market Value

Airlines 0.7%
Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.82%, 08/10/22	$3,403,311	$4,007,398
United Continental Holdings, Inc., 6.38%, 06/01/18	1,039,000	1,119,523

		5,126,921

Auto Components 0.2%
Cooper Tire & Rubber Co., 8.00%, 12/15/19	500,000	560,000
Titan International, Inc., 6.88%, 10/01/20 (a)	660,000	699,600

		1,259,600

Automobiles 0.3%
Oshkosh Corp., 8.50%, 03/01/20	1,895,000	2,075,025

Banks 2.6%
Capital One Financial Corp., 1.00%, 11/06/15	2,251,000	2,255,924
Fifth Third Bancorp, 2.30%, 03/01/19	5,000,000	4,989,767
KeyBank NA, 0.72%, 11/25/16 (b)	3,500,000	3,512,646
Manufacturers & Traders Trust Co., 2.30%, 01/30/19	1,300,000	1,304,934
National City Bank, 0.60%, 06/07/17 (b)	3,000,000	2,969,750
Union Bank NA, 0.99%, 09/26/16 (b)	2,000,000	2,019,328
Wachovia Corp., 0.56%, 10/28/15 (b)	2,823,000	2,823,080

		19,875,429

Building Products 0.0%†
Gibraltar Industries, Inc., 6.25%, 02/01/21	200,000	211,500

Capital Markets 2.4%
Goldman Sachs Capital II, 4.00%, 06/02/14 (c)	1,500,000	1,155,000
Goldman Sachs Group, Inc. (The), 0.63%, 07/22/15 (b)	1,533,000	1,533,044
Jefferies Group LLC, 5.13%, 01/20/23	3,350,000	3,529,426
Morgan Stanley
1.48%, 02/25/16 (b)	7,500,000	7,602,552
6.63%, 04/01/18	3,450,000	4,026,030
Raymond James Financial, Inc., 8.60%, 08/15/19	730,000	921,403

		18,767,455

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Services & Supplies 0.1%
Pitney Bowes, Inc., 5.60%, 03/15/18	$665,000	$728,314

Construction & Engineering 0.5%
Fluor Corp., 3.38%, 09/15/21	3,860,000	3,924,771

Containers & Packaging 0.2%
Greif, Inc., 7.75%, 08/01/19	1,600,000	1,824,000

Distributors 0.1%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.38%, 03/15/20	541,000	577,518

Diversified Financial Services 4.4%
Bank of America Corp., 1.50%, 10/09/15	4,787,000	4,832,885
Citigroup, Inc., 0.52%, 11/05/14 (b)	3,188,000	3,188,082
General Electric Capital Corp., 5.30%, 02/11/21	5,000,000	5,657,526
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.88%, 02/01/22 (a)	2,500,000	2,537,500
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/01/18	2,000,000	2,709,043
Total System Services, Inc., 2.38%, 06/01/18	6,475,000	6,427,709
Western Union Co. (The)
1.23%, 08/21/15 (b)	2,000,000	2,014,122
5.93%, 10/01/16	6,220,000	6,869,419

		34,236,286

Diversified Telecommunication Services 1.1%
CenturyLink, Inc., 5.63%, 04/01/20	1,925,000	2,050,435
Corning, Inc., 7.25%, 08/15/36	595,000	747,508
Frontier Communications Corp., 8.50%, 04/15/20	4,750,000	5,539,687

		8,337,630

Electrical Equipment 0.4%
Thermo Fisher Scientific, Inc.
2.40%, 02/01/19	1,000,000	1,009,792
3.60%, 08/15/21	2,000,000	2,058,358

		3,068,150

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Energy Equipment & Services 0.7%
Oil States International, Inc., 6.50%, 06/01/19	$2,000,000	$2,102,500
SEACOR Holdings, Inc., 7.38%, 10/01/19	2,650,000	2,965,917

		5,068,417

Food Products 0.4%
Post Holdings, Inc., 7.38%, 02/15/22	1,500,000	1,608,750
Wells Enterprises, Inc., 6.75%, 02/01/20 (a)	1,281,000	1,325,835

		2,934,585

Gas Utilities 0.5%
Buckeye Partners LP, 2.65%, 11/15/18	1,360,000	1,356,502
Genesis Energy LP/Genesis Energy Finance Corp., 7.88%, 12/15/18	485,000	518,950
TransCanada PipeLines Ltd., 4.63%, 03/01/34	1,660,000	1,736,077

		3,611,529

Health Care Providers & Services 0.2%
Service Corp. International, 7.63%, 10/01/18	1,615,000	1,861,288

Hotels, Restaurants & Leisure 1.1%
Graton Economic Development Authority, 9.63%, 09/01/19 (a)	1,685,000	1,925,113
International Game Technology, 5.35%, 10/15/23	5,500,000	5,892,301
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.38%, 06/01/21 (a)	500,000	489,375

		8,306,789

Household Durables 0.6%
NVR, Inc., 3.95%, 09/15/22	4,315,000	4,300,317

Household Products 0.5%
Tupperware Brands Corp., 4.75%, 06/01/21	3,335,000	3,530,265

Information Technology Services 0.8%
Computer Sciences Corp., 4.45%, 09/15/22	5,715,000	5,942,270

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance 4.3%
Aflac, Inc., 8.50%, 05/15/19	$4,960,000	$6,410,861
American International Group, Inc., 5.60%, 10/18/16	2,886,000	3,194,728
Fidelity National Financial, Inc., 5.50%, 09/01/22	2,285,000	2,473,698
Genworth Financial, Inc., 5.75%, 06/15/14	2,000,000	2,012,059
Markel Corp., 7.13%, 09/30/19	3,715,000	4,464,745
MetLife, Inc., 4.75%, 02/08/21	6,450,000	7,169,877
RenRe North America Holdings, Inc., 5.75%, 03/15/20	2,350,000	2,632,537
RLI Corp., 4.88%, 09/15/23	500,000	510,041
Torchmark Corp., 9.25%, 06/15/19	3,345,000	4,298,441

		33,166,987

Machinery 0.3%
Huntington Ingalls Industries, Inc., 6.88%, 03/15/18	2,165,000	2,321,962

Media 0.5%
Comcast Cable Holdings LLC, 9.88%, 06/15/22	1,165,000	1,558,475
DISH DBS Corp., 4.25%, 04/01/18	2,500,000	2,600,000

		4,158,475

Multiline Retail 0.2%
Dillard’s, Inc., 7.75%, 07/15/26	1,475,000	1,629,875

Multi-Utilities & Unregulated Power 0.4%
NRG Energy, Inc.
7.63%, 01/15/18	165,000	186,863
8.50%, 06/15/19	2,520,000	2,646,000

		2,832,863

Oil, Gas & Consumable Fuels 1.3%
Denbury Resources, Inc., 5.50%, 05/01/22	1,200,000	1,210,500
Energy XXI Gulf Coast, Inc., 7.75%, 06/15/19	1,250,000	1,343,750
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 02/15/20	2,395,000	2,616,537
Plains Exploration & Production Co., 6.50%, 11/15/20	1,600,000	1,766,000
Tesoro Corp., 5.38%, 10/01/22	660,000	683,100

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Valero Energy Corp., 7.50%, 04/15/32	$1,976,000	$2,569,896

		10,189,783

Paper & Forest Products 0.3%
PH Glatfelter Co., 5.38%, 10/15/20	2,585,000	2,675,475

Pharmaceuticals 0.1%
Forest Laboratories, Inc., 4.88%, 02/15/21 (a)	1,000,000	1,066,250

Real Estate Investment Trusts (REITs) 2.6%
Alexandria Real Estate Equities, Inc., 3.90%, 06/15/23	1,985,000	1,950,894
Digital Realty Trust LP, 5.25%, 03/15/21	10,000,000	10,566,212
Health Care REIT, Inc., 4.50%, 01/15/24	5,000,000	5,215,824
Senior Housing Properties Trust, 3.25%, 05/01/19	1,000,000	1,010,079
Simon Property Group LP, 10.35%, 04/01/19	935,000	1,269,730

		20,012,739

Real Estate Management & Development 0.1%
Jones Lang LaSalle, Inc., 4.40%, 11/15/22	500,000	495,517

Road & Rail 0.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.25%, 01/15/19	744,000	793,290
Rent-A-Center, Inc., 6.63%, 11/15/20	1,240,000	1,283,400
United Rentals North America, Inc., 7.63%, 04/15/22	625,000	703,906

		2,780,596

Semiconductors & Semiconductor Equipment 0.2%
Xilinx, Inc., 2.13%, 03/15/19	1,250,000	1,246,220

Software 0.4%
Brocade Communications Systems, Inc., 4.63%, 01/15/23	2,000,000	1,925,000
Microsoft Corp., 4.88%, 12/15/43	1,245,000	1,361,462

		3,286,462

Specialty Retail 2.5%
AutoZone, Inc., 4.00%, 11/15/20	9,382,000	9,939,732

Corporate Bonds (continued)

	Principal Amount	Market Value

Specialty Retail (continued)
Foot Locker, Inc., 8.50%, 01/15/22	$990,000	$1,192,950
L Brands, Inc., 7.00%, 05/01/20	4,000,000	4,560,000
O’Reilly Automotive, Inc., 4.63%, 09/15/21	3,500,000	3,758,672

		19,451,354

Technology Hardware, Storage & Peripherals 0.2%
Hewlett-Packard Co., 4.75%, 06/02/14	1,820,000	1,826,139

Wireless Telecommunication Services 2.7%
Crown Castle Towers LLC, 3.21%, 08/15/35 (a)	10,000,000	10,262,500
MetroPCS Wireless, Inc., 6.63%, 11/15/20	5,900,000	6,290,875
Rogers Communications, Inc., 4.10%, 10/01/23	4,465,000	4,619,773

		21,173,148

Total Corporate Bonds (cost $260,208,135)		263,881,904

U.S. Government Mortgage Backed Agencies 18.9%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# J13885 3.50%, 12/01/25	2,199,158	2,315,387
Pool# J14732 4.00%, 03/01/26	111	118
Pool# J19197 3.00%, 05/01/27	1,827,289	1,888,175
Pool# C91149 6.00%, 01/01/28	77,967	86,433
Pool# G14748 3.00%, 04/01/28	3,534,364	3,652,130
Pool# G01616 6.00%, 07/01/33	44,837	49,988
Pool# G08087 6.00%, 10/01/35	131,603	146,398
Pool# G05963 4.50%, 04/01/40	1,048,348	1,127,670
Pool# A96464 4.00%, 01/01/41	1,154,881	1,210,505
Pool# G06229 4.00%, 01/01/41	1,091,938	1,144,530
Pool# Q06025 4.00%, 02/01/42	3,057,314	3,206,955
Pool# Q09481 3.50%, 07/01/42	1,598,859	1,624,529

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies 18.9% (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# T60798 3.50%, 07/01/42	$1,160,122	$1,169,321
Pool# T65103 3.00%, 11/01/42	2,467,528	2,386,177
Pool# G08541 3.50%, 08/01/43	4,843,655	4,919,904
Pool# Q22176 4.00%, 09/01/43	13,577,765	14,216,875
Federal National Mortgage Association Pool Pool# AL0578 3.50%, 08/01/26	490,573	517,516
Pool# MA0848 3.50%, 09/01/26	11,210,607	11,826,314
Pool# AJ5336 3.00%, 11/01/26	2,247,637	2,325,251
Pool# AL1345 3.00%, 02/01/27	3,722,424	3,850,964
Pool# AL1719 3.00%, 05/01/27	4,037,612	4,180,190
Pool# AL4180 3.50%, 09/01/28	7,544,841	7,959,218
Pool# MA1165 3.00%, 09/01/32	1,671,881	1,691,734
Pool# 730969 5.00%, 08/01/33	133,305	147,005
Pool# 932669 4.50%, 03/01/40	5,396,099	5,802,282
Pool# 890293 4.50%, 08/01/40	3,950,385	4,247,744
Pool# AB1845 4.00%, 11/01/40	15,343,516	16,101,702
Pool# AH1107 4.00%, 12/01/40	1,279,631	1,345,662
Pool# AB3274 4.50%, 07/01/41	1,203,651	1,298,015
Pool# AL0658 4.50%, 08/01/41	16,520,479	17,751,124
Pool# AJ9278 3.50%, 12/01/41	12,796,796	13,020,240
Pool# AB4696 4.00%, 03/01/42	4,244,047	4,456,415
Government National Mortgage Association I Pool Pool# 783548, 3.00%, 02/15/27	8,811,711	9,192,749

Total U.S. Government Mortgage Backed Agencies (cost $144,581,863)		144,859,220

U.S. Treasury Notes 5.8%

	Principal Amount	Market Value

U.S. Treasury Notes
1.25%, 10/31/15	$9,560,000	$9,706,388
1.75%, 05/31/16	14,600,000	14,992,375
4.00%, 08/15/18	4,970,000	5,505,828
1.75%, 10/31/18	6,750,000	6,819,609
2.00%, 02/28/21	7,300,000	7,201,906

Total U.S. Treasury Notes (cost $44,222,994)		44,226,106

Yankee Dollars 0.4%
Insurance 0.3%
Montpelier Re Holdings Ltd., 4.70%, 10/15/22	2,500,000	2,543,935

Metals & Mining 0.1%
Thompson Creek Metals Co., Inc., 9.75%, 12/01/17	530,000	588,300

Total Yankee Dollars (cost $3,087,697)		3,132,235

Preferred Stocks 3.7%

	Shares

Banks 0.3%
HSBC Holdings PLC, 8.00%, 12/15/15 (d)	70,000	1,890,000
JPMorgan Chase & Co., 6.70%, 03/01/19 (d)	22,200	562,992

		2,452,992

Capital Markets 0.3%
Morgan Stanley, 6.63%, 07/15/19 (d)	100,000	2,501,000

Diversified Telecommunication Services 0.2%
Qwest Corp.
7.00%, 07/01/52 (d)	10,500	271,635
7.50%, 09/15/51 (d)	50,000	1,334,000

		1,605,635

Electric Utilities 0.1%
Dominion Resources, Inc., 8.38%, 06/15/64 (d)	25,000	637,500

Insurance 2.3%
Allstate Corp. (The), 6.75%, 10/15/18 (d)	61,250	1,591,275
Aspen Insurance Holdings Ltd., 7.25%, 07/01/17 (d)	27,691	734,365

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Core Plus Bond Fund (Continued)

Preferred Stocks (continued)

	Shares	Market Value

Insurance 2.3% (continued)
Endurance Specialty Holdings Ltd.
7.50%, 06/01/16 (d)	50,000	$1,315,500
7.75%, 12/15/15 (d)	79,000	2,110,880
Maiden Holdings Ltd., 8.25%, 08/29/17 (d)	10,000	260,400
Maiden Holdings North America Ltd., 7.75%, 12/01/43 (d)	126,000	3,228,120
Montpelier Re Holdings Ltd., 8.88%, 05/10/16 (d)	280,500	7,548,255
PartnerRe Ltd., 7.25%, 06/01/16 (d)	31,383	847,655

		17,636,450

Real Estate Investment Trusts (REITs) 0.4%
Digital Realty Trust, Inc., 7.38%, 08/29/17 (d)	41,800	1,061,720
DuPont Fabros Technology, Inc.
7.63%, 03/15/16 (d)	18,445	477,357
7.88%, 10/15/15 (d)	55,000	1,421,200

		2,960,277

Thrifts & Mortgage Finance 0.1%
Federal Home Loan Mortgage Corp., 8.38%, 12/31/17* (d)	35,000	380,100

Total Preferred Stocks (cost $28,313,777)		28,173,954

Mutual Fund 59.8%
Money Market Fund 59.8%
Fidelity Institutional Money Market Fund — Institutional Class, 0.09% (e)	459,842,771	459,842,771

Total Mutual Fund (cost $459,842,771)		459,842,771

Total Investments (cost $940,257,237) (f) — 122.9%		944,116,190

Liabilities in excess of other assets — (22.9)%		(175,713,804)

NET ASSETS — 100.0%		$768,402,386

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2014 was $18,306,173 which represents 2.38% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2014. The maturity date represents the actual maturity date.

(c)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2014. The maturity date reflects the next call date.

(d)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of April 30, 2014.

(e)	Represents 7-day effective yield as of April 30, 2014.

(f)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

PLC	Public Limited Company

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Core Plus Bond Fund
Assets:
Investments, at value (cost $940,257,237)	$944,116,190
Interest and dividends receivable	2,271,838
Receivable for investments sold	1,006,604
Receivable for capital shares issued	427,153
Prepaid expenses	38,086

Total Assets	947,859,871

Liabilities:
Payable for investments purchased	179,261,508
Distributions payable	11,119
Payable for capital shares redeemed	5,353
Accrued expenses and other payables:
Investment advisory fees	117,021
Fund administration fees	15,224
Distribution fees	142
Administrative servicing fees	137
Accounting and transfer agent fees	14,753
Trustee fees	2,773
Custodian fees	4
Compliance program costs (Note 3)	47
Professional fees	25,124
Printing fees	2,845
Other	1,435

Total Liabilities	179,457,485

Net Assets	$768,402,386

Represented by:
Capital	$765,327,106
Accumulated undistributed net investment income	19,635
Accumulated net realized losses from investments	(803,308)
Net unrealized appreciation/(depreciation) from investments	3,858,953

Net Assets	$768,402,386

Net Assets:
Class A Shares	$696,860
Institutional Service Class Shares	64,318
Institutional Class Shares	767,641,208

Total	$768,402,386

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	67,977
Institutional Service Class Shares	6,275
Institutional Class Shares	74,850,514

Total	74,924,766

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide Core Plus Bond Fund
Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.25
Institutional Service Class Shares	$10.25
Institutional Class Shares	$10.26
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.70

Maximum Sales Charge:
Class A Shares	4.25%

(a)	For Class A Shares, the redemption price per share is reduced by 0.75% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Core Plus Bond Fund
INVESTMENT INCOME:
Interest income	$4,558,219
Dividend income	417,055

Total Income	4,975,274

EXPENSES:
Investment advisory fees	647,079
Fund administration fees	75,332
Distribution fees Class A Shares	488
Administrative servicing fees Class A Shares	227
Administrative servicing fees Institutional Service Class Shares	7
Registration and filing fees	4,552
Professional fees	21,941
Printing fees	4,660
Trustee fees	4,498
Custodian fees	3,352
Accounting and transfer agent fees	784
Compliance program costs (Note 3)	608
Other	2,943

Total expenses before earnings credit	766,471

Earnings credit (Note 5)	(78)

Net Expenses	766,393

NET INVESTMENT INCOME	4,208,881

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(801,688)
Net change in unrealized appreciation/(depreciation) from investments	2,669,171

Net realized/unrealized gains from investments	1,867,483

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,076,364

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Core Plus Bond Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net investment income	$4,208,881	$2,368,784
Net realized gains/(losses) from investments	(801,688)	634,715
Net change in unrealized appreciation/(depreciation) from investments	2,669,171	(767,419)

Change in net assets resulting from operations	6,076,364	2,236,080

Distributions to Shareholders From:
Net investment income:
Class A	(4,999)	(1,305	)(a)
Institutional Service Class	(932)	(812	)(a)
Institutional Class	(4,256,338)	(2,483,578)
Net realized gains:
Class A	(438)	–	(a)
Institutional Service Class	(117)	–	(a)
Institutional Class	(523,117)	(1,486,644)

Change in net assets from shareholder distributions	(4,785,941)	(3,972,339)

Change in net assets from capital transactions	484,881,587	215,062,657

Change in net assets	486,172,010	213,326,398

Net Assets:
Beginning of period	282,230,376	68,903,978

End of period	$768,402,386	$282,230,376

Accumulated undistributed net investment income at end of period	$19,635	$73,023

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$607,603	$230,000	(a)
Dividends reinvested	5,175	1,305	(a)
Cost of shares redeemed	(209)	(149,133	)(a)

Total Class A Shares	612,569	82,172	(a)

Institutional Service Class Shares
Proceeds from shares issued	889	62,928	(a)
Dividends reinvested	1,029	812	(a)
Cost of shares redeemed	(10)	–	(a)

Total Institutional Service Class Shares	1,908	63,740	(a)

Institutional Class Shares
Proceeds from shares issued	487,478,274	218,523,106
Dividends reinvested	4,699,280	3,695,465
Cost of shares redeemed	(7,910,444)	(7,301,826)

Total Institutional Class Shares	484,267,110	214,916,745

Change in net assets from capital transactions	$484,881,587	$215,062,657

(a)	For the period from April 25, 2013 (commencement of operations) through October 31, 2013.

Statements of Changes in Net Assets (Continued)

	Nationwide Core Plus Bond Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

SHARE TRANSACTIONS:
Class A Shares
Issued	59,693	22,337	(a)
Reinvested	507	129	(a)
Redeemed	(20)	(14,669	)(a)

Total Class A Shares	60,180	7,797	(a)

Institutional Service Class Shares
Issued	88	6,007	(a)
Reinvested	101	80	(a)
Redeemed	(1)	–	(a)

Total Institutional Service Class Shares	188	6,087	(a)

Institutional Class Shares
Issued	47,562,572	21,493,158
Reinvested	461,103	357,064
Redeemed	(777,384)	(707,001)

Total Institutional Class Shares	47,246,291	21,143,221

Total change in shares	47,306,659	21,157,105

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from April 25, 2013 (commencement of operations) through October 31, 2013.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Core Plus Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$10.22	0.13	0.05	0.18	(0.13)	(0.02)	(0.15)	$10.25	1.75%		$696,860	0.89%	2.49%	0.89%	21.40%
Period Ended October 31, 2013 (f)(g)	$10.50	0.13	(0.27)	(0.14)	(0.14)	–	(0.14)	$10.22	(1.34%	)	$79,649	1.01%	2.49%	1.06%	49.95%

Institutional Service Class Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$10.22	0.15	0.05	0.20	(0.15)	(0.02)	(0.17)	$10.25	1.95%		$64,318	0.55%	2.89%	0.55%	21.40%
Period Ended October 31, 2013 (f)(g)	$10.50	0.15	(0.28)	(0.13)	(0.15)	–	(0.15)	$10.22	(1.18%	)	$62,188	0.70%	2.81%	0.72%	49.95%

Institutional Class Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$10.22	0.15	0.06	0.21	(0.15)	(0.02)	(0.17)	$10.26	2.06%		$767,641,208	0.53%	2.90%	0.53%	21.40%
Year Ended October 31, 2013 (f)	$10.66	0.27	(0.17)	0.10	(0.31)	(0.23)	(0.54)	$10.22	0.95%		$282,088,539	0.69%	2.67%	0.81%	49.95%
Year Ended October 31, 2012 (f)	$10.36	0.38	0.51	0.89	(0.41)	(0.18)	(0.59)	$10.66	8.88%		$68,903,978	0.75%	3.63%	1.04%	104.00%
Year Ended October 31, 2011 (f)	$10.61	0.44	(0.05)	0.39	(0.46)	(0.18)	(0.64)	$10.36	3.91%		$61,427,927	0.75%	4.27%	1.03%	93.00%
Year Ended October 31, 2010 (f)	$10.00	0.48	0.61	1.09	(0.48)	–	(0.48)	$10.61	11.16%		$60,786,149	0.75%	4.63%	1.00%	89.00%
Year Ended October 31, 2009 (f)	$8.60	0.47	1.40	1.87	(0.47)	–	(0.47)	$10.00	22.23%		$52,343,823	0.75%	5.01%	1.09%	147.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from April 25, 2013 (commencement of operations) through October 31, 2013. Total returns are calculated based on inception date of April 24, 2013 through October 31, 2013.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Enhanced Income Fund

For the semiannual period ended April 30, 2014, the Nationwide Enhanced Income Fund (Institutional Class) returned 0.39% versus 0.11% for its composite benchmark, 50% BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index and 50% BofAML 1-Year T-Bill Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Ultra-Short Obligations Funds (consisting of 116 funds as of April 30, 2014) was 0.35% for the same time period.

Market Environment

Interest rates continued to be volatile during the reporting period, driven by uncertainty about both fiscal and monetary policy, as well as indications of accelerating economic growth. After a politically damaging U.S. government shutdown in October 2013, the U.S. Congress quickly passed a budget agreement in December 2013 to avoid another shutdown early in the new year. Uncertainty about monetary policy also contributed to volatility as the Federal Reserve finally took the first step toward ending its bond purchase program when, at its December 2013 Federal Open Market Committee meeting, the Fed decided to “modestly reduce the pace of its asset purchases” from $85 billion per month to $75 billion per month.

At the same time the Fed decided to scale back bond purchases, job growth began to accelerate, causing interest rates to increase across the yield curve. Monthly job gains averaged only 178,000 in 2012 and 194,000 for most of 2013, but accelerated to 237,000 in October 2013 and then 274,000 in November 2013. With the end of the Fed’s quantitative easing (QE) program coming into view and faster job growth finally beginning to materialize, interest rates finished 2013 in a rising trend as the 10-year Treasury yield reached 3.0%. The jobs report released in early January 2014, however, was a huge disappointment, as only 84,000 new jobs were created in December 2013, well below expectations and significantly under the 225,000 average of the previous three months.

The jobs report subsequently was followed by a weak purchasing managers’ report, which contributed to growing concerns about the strength of the U.S. economy. Growth concerns also extended to Japan, as fears that the prime minister’s “Abenomics” policies might not be as successful as hoped caused a sell-off there, and worries about a slowdown in China also caused investors to exit emerging markets. Although the worse-than-normal weather was cited as an explanation for slower growth in the U.S., the yield curve quickly flattened as the 10-year Treasury yield fell from a peak of 3.0% in January 2014 to end the reporting period at 2.7%. Rates rose the most in the middle of the yield curve where the five-year yield increased 35 basis points, while the two-year yield increased 10 basis points and the 30-year yield saw a decline of 18 basis points during the reporting period.

Portfolio Performance and Return Drivers

The Fund benefited from its overweight to corporate bonds, mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) as the higher income and spread tightening that occurred during the reporting period enhanced Fund performance. The Fund’s duration remained neutral to slightly short of that of its benchmark for the reporting period, which had very little impact on Fund relative performance. Short-term Treasury Bill (T-Bill) rates were mostly unchanged during the reporting period, while rates for two-year and longer maturities increased between 10 basis points and 35 basis points for the period. The income advantage from the non-Treasury sectors provided 41 basis points of excess return for the Fund during the reporting period. The largest detractor from relative performance included a position in cash.

Outlook and Positioning

Short-term interest rates continue to be anchored by the Fed’s zero-interest-rate policy, which likely will continue for at least the next 12 to 18 months. Longer-term rates could be tested this year as the Fed gradually withdraws support from the markets by continuing to reduce bond purchases. Prior attempts at ending QE programs, however, have resulted in slower economic growth or equity market weakness, or both. Therefore, if the economy can maintain momentum without Fed

Fund Commentary (con’t.)	Nationwide Enhanced Income Fund

support, 2014 could be a watershed year in which, six years after the financial crisis, QE finally ends. Even if QE does end, however, interest rates are unlikely to increase significantly as inflation remains contained. Therefore, investors are likely to continue to face a challenging interest-rate environment in which maintaining a desired yield level necessitates taking on additional risk. This dynamic has resulted in unattractive valuations for high-yield bonds, while investment-grade securities still appear relatively attractive. As a result, the Fund continues to emphasize holdings of corporate bonds, residential and commercial mortgage-backed securities, and asset-backed securities.

Holdings added to the Fund during the reporting period included corporate bond purchases of Royal Bank of Canada, U.S. Bank and Ford Motor Co. along with a Honda auto asset-backed security. Holdings sold from the Fund during the reporting period included Mercedes-Benz, Ford Motor Co. and Toyota auto asset-backed securities, as well as Valero Energy Corp.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Jeffrey Klein; Gregory Lugosi; E. Jack Montgomery; and David Wines

The Fund is subject to the risks of investing in fixed-income securities. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Enhanced Income Fund

Objective

The Fund seeks a high level of current income while preserving capital and minimizing fluctuations in share value.

Highlights

•

The Nationwide Enhanced Income Fund (Institutional Class) returned 0.39% for the semiannual period, outperforming its composite benchmark, 50% BofAML 6-Month T-Bill Index and 50% BofAML 1-Year T-Bill Index, by 0.28% and the Lipper peer category median by 0.04%.

•

The Fund benefited from its overweight to corporate bonds, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities as the higher income and spread tightening that occurred during the reporting period enhanced Fund performance.

•	The Fund’s duration remained neutral to slightly short in comparison to that of its benchmark for the reporting period, which had very little impact on Fund performance.

Asset Allocation†

Corporate Bonds	52.5%
Asset-Backed Securities	20.0%
Collateralized Mortgage Obligations	12.4%
Commercial Mortgage Backed Securities	7.8%
Mutual Fund	6.5%
Yankee Dollar	1.1%
Municipal Bond	0.9%
U.S. Government Mortgage Backed Agencies††	0.0%
Liabilities in excess of other assets	(1.2)%
100.0%

Top Industries†††

Banks	15.5%
Automobiles	15.5%
Diversified Financial Services	7.3%
Gas Utilities	3.9%
Pharmaceuticals	3.6%
Diversified Telecommunication Services	3.1%
Consumer Finance	2.6%
Beverages	2.2%
Oil, Gas & Consumable Fuels	2.1%
Food & Staples Retailing	1.6%
Other Industries	42.6%
100.0%

Top Holdings†††

Fidelity Institutional Money Market Fund —Institutional Class	6.4%
Verizon Communications, Inc., 1.98%, 09/14/18	2.0%
Citigroup, Inc., 5.00%, 09/15/14	1.8%
Ford Motor Credit Co. LLC, 2.75%, 05/15/15	1.5%
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 09/15/18	1.5%
Kinder Morgan Energy Partners LP, 5.13%, 11/15/14	1.4%
JPMorgan Chase & Co., 3.70%, 01/20/15	1.3%
BB&T Corp., 1.09%, 06/15/18	1.3%
Bank of America Corp., 1.27%, 01/15/19	1.3%
Oracle Corp., 0.81%, 01/15/19	1.3%
Other Holdings	80.2%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2014.

Fund Performance	Nationwide Enhanced Income Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	0.25%	0.14%	0.50%	1.83%
	w/ SC2	(1.96)%	(2.17)%	0.04%	1.60%
Class R3,4		0.10%	(0.12)%	0.26%	1.62%
Institutional Service Class[3]		0.26%	0.40%	0.65%	1.97%
Institutional Class[3]		0.39%	0.53%	0.81%	2.14%
Composite Index		0.11%	0.22%	0.40%	2.00%
BofAML 6-Month T-Bill Index		0.09%	0.17%	0.28%	1.94%
BofAML 1-Year T-Bill Index		0.13%	0.26%	0.52%	2.06%
CPI		1.51%	1.95%	2.14%	2.35%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[3]	Not subject to any SCs.

[4]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	0.78%	0.76%
Class R	1.22%	1.20%
Institutional Service Class	0.47%	0.45%
Institutional Class	0.47%	0.45%

*	Current effective prospectus dated March 1, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance (con’t.)	Nationwide Enhanced Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Enhanced Income Fund versus the Composite Index*, the BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index, the BofAML 1-Year T-Bill Index, and the Consumer Price Index (CPI) for the 10-year period ended 4/30/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

* The Composite index comprises 50% BofAML 6-Month Treasury Bill (T-Bill) Index and 50% BofAML 1-Year T-Bill Index.

Shareholder Expense Example	Nationwide Enhanced Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Enhanced Income Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14	Expense Ratio During Period (%) 11/01/13 - 04/30/14
Class A Shares	Actual	[a]	1,000.00	1,002.50	3.62	0.73
	Hypothetical	[a,b]	1,000.00	1,021.17	3.66	0.73
Class R Shares[c]	Actual	[a]	1,000.00	1,001.00	5.16	1.04
	Hypothetical	[a,b]	1,000.00	1,019.64	5.21	1.04
Institutional Service Class Shares	Actual	[a]	1,000.00	1,002.60	2.28	0.46
	Hypothetical	[a,b]	1,000.00	1,022.51	2.31	0.46
Institutional Class Shares	Actual	[a]	1,000.00	1,003.90	2.24	0.45
	Hypothetical	[a,b]	1,000.00	1,022.56	2.26	0.45

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

c	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Enhanced Income Fund

Asset-Backed Securities 20.0%

	Principal Amount	Market Value

Automobiles 14.7%
Ally Auto Receivables Trust, Series 2012-SN1, Class A3, 0.57%, 08/20/15	$544,501	$544,852
AmeriCredit Automobile Receivables Trust
Series 2012-4, Class A3, 0.67%, 06/08/17	735,000	735,060
Series 2012-5, Class A2, 0.51%, 01/08/16	82,467	82,466
Series 2013-2, Class A2, 0.53%, 11/08/16	517,216	517,390
BMW Vehicle Lease Trust, Series 2013-1, Class A2, 0.40%, 01/20/15	923,499	923,617
BMW Vehicle Owner Trust, Series 2011-A, Class A3, 0.76%, 08/25/15	299,693	299,914
Capital Auto Receivables Asset Trust, Series 2013-1, Class A2, 0.62%, 07/20/16	1,000,000	1,000,146
CarMax Auto Owner Trust
Series 2010-2, Class A4, 2.04%, 10/15/15	110,444	110,698
Series 2013-1, Class A2, 0.42%, 03/15/16	706,093	706,301
Series 2013-2, Class A2, 0.42%, 06/15/16	1,178,790	1,179,317
Ford Credit Auto Owner Trust
Series 2013-A, Class A3, 0.55%, 07/15/17	2,399,000	2,400,655
Series 2013-B, Class A2, 0.38%, 02/15/16	649,231	649,338
Series 2013-D, Class A2, 0.45%, 08/15/16	2,500,000	2,500,556
Harley-Davidson Motorcycle Trust
Series 2011-2, Class A3, 1.11%, 09/15/16	753,902	754,940
Series 2012-1, Class A3, 0.68%, 04/15/17	231,472	231,806
Series 2013-1, Class A2, 0.45%, 08/15/16	743,326	743,545
Honda Auto Receivables Owner Trust
Series 2012-1, Class A3, 0.77%, 01/15/16	574,318	575,352
Series 2012-3, Class A3, 0.56%, 05/15/16	835,817	836,873
Series 2013-2, Class A2, 0.37%, 10/16/15	960,701	960,890
Hyundai Auto Lease Securitization Trust, Series 2013-A, Class A2, 0.51%, 09/15/15 (a)	810,977	811,340

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Automobiles (continued)
Hyundai Auto Receivables Trust
Series 2011-B, Class A4, 1.65%, 02/15/17	$1,229,160	$1,234,128
Series 2012-A, Class A3, 0.72%, 03/15/16	65,627	65,683
Series 2012-B, Class A3, 0.62%, 09/15/16	692,264	693,213
Mercedes-Benz Auto Receivables Trust, Series 2012-1, Class A3, 0.47%, 10/17/16	953,113	953,552
Nissan Auto Lease Trust, Series 2012-B, Class A3, 0.58%, 11/16/15	1,400,000	1,400,923
Nissan Auto Receivables Owner Trust
Series 2012-A, Class A3, 0.73%, 05/16/16	178,439	178,804
Series 2014-A, Class A2, 0.42%, 11/15/16	2,000,000	1,998,920
Porsche Innovative Lease Owner Trust, Series 2012-1, Class A3, 0.54%, 12/21/15 (a)	716,884	717,504
Santander Drive Auto Receivables Trust, Series 2013-2, Class A2, 0.47%, 03/15/16	245,676	245,688
Toyota Auto Receivables Owner Trust
Series 2012-A, Class A3, 0.75%, 02/16/16	428,053	428,831
Series 2012-B, Class A3, 0.46%, 07/15/16	1,377,491	1,378,038
USAA Auto Owner Trust, Series 2012-1, Class A3, 0.43%, 08/15/16	496,834	497,102
Volkswagen Auto Loan Enhanced Trust, Series 2011-1, Class A4, 1.98%, 09/20/17	920,400	926,126
World Omni Auto Receivables Trust, Series 2011-A, Class A4, 1.91%, 04/15/16	800,087	803,684

		28,087,252

Credit Card 1.0%
Chase Issuance Trust
Series 2012-A3, Class A3, 0.79%, 06/15/17	500,000	502,094
Series 2013-A5, Class A, 0.47%, 05/15/17	1,500,000	1,501,099

		2,003,193

Diversified Financial Services 0.9%
AEP Texas Central Transition Funding II LLC, Series A-3, Class A3, 5.09%, 07/01/15	1,627,623	1,663,303

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Enhanced Income Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other 3.2%
CenterPoint Energy Restoration Bond Co. LLC, Series 2009-1, Class A1, 1.83%, 02/15/16	$674,979	$680,328
CNH Equipment Trust
Series 2012-C, Class A2, 0.44%, 02/16/16	22,027	22,027
Series 2012-C, Class A3, 0.57%, 12/15/17	780,000	780,428
Series 2013-A, Class A2, 0.44%, 07/15/16	536,426	536,432
Entergy Gulf States Reconstruction Funding LLC, Series 2007-A, Class A2, 5.79%, 10/01/18	1,055,791	1,151,427
GE Equipment Midticket LLC, Series 2012-1, Class A3, 0.60%, 05/23/16	578,890	579,508
GE Equipment Transportation LLC, Series 2013-1, Class A2, 0.50%, 11/24/15	472,428	472,601
Oncor Electric Delivery Transition Bond Co. LLC
Series 2003-1, Class A4, 5.42%, 08/15/17	260,101	270,317
Series 2004-1, Class A3, 5.29%, 05/15/18	565,836	593,749
PSE&G Transition Funding LLC, Series 2001-1, Class A7, 6.75%, 06/15/16	276,399	278,363
Volvo Financial Equipment LLC, Series 2012-1A, Class A3, 0.91%, 08/17/15 (a)	656,488	657,043

		6,022,223

Student Loan 0.2%
SLM Education Loan Trust, Series 2013-1, Class A1, 0.30%, 02/27/17 (b)	405,024	404,965

Total Asset-Backed Securities (cost $38,298,060)		38,180,936

Collateralized Mortgage Obligations 12.4%
Federal Home Loan Mortgage Corp. REMICS
Series 3610, Class AB, 1.40%, 12/15/14	9,743	9,741
Series 3612, Class AE, 1.40%, 12/15/14	111,991	112,093
Series 3865, Class DA, 1.25%, 12/15/16	129,773	130,595

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. REMICS (continued)
Series 3818, Class UA, 1.35%, 02/15/17	$384,610	$386,768
Series 3827, Class CA, 1.50%, 04/15/17	405,252	408,811
Series 3758, Class CD, 1.50%, 08/15/17	453,952	458,473
Series 2629, Class AN, 3.50%, 01/15/18	159,563	161,374
Series 2629, Class AM, 4.00%, 01/15/18	82,061	83,142
Series 2555, Class B, 4.25%, 01/15/18	201,390	209,571
Series 3840, Class BA, 2.00%, 02/15/18	681,662	693,198
Series 2643, Class NT, 4.50%, 03/15/18	75,366	75,818
Series 2836, Class PX, 4.00%, 05/15/18	16,650	16,647
Series 3728, Class CA, 1.50%, 10/15/18	584,098	591,009
Series 3916, Class CD, 2.00%, 10/15/18	308,221	314,351
Series 3831, Class CG, 3.00%, 10/15/18	196,009	202,757
Series 3772, Class HC, 3.00%, 10/15/18	968,321	1,003,289
Series 3756, Class DA, 1.20%, 11/15/18	1,344,149	1,353,869
Series 3636, Class EB, 2.00%, 11/15/18	200,395	203,866
Series 3649, Class EA, 2.25%, 12/15/18	405,159	413,447
Series 3659, Class DE, 2.00%, 03/15/19	371,730	379,055
Series 2838, Class FB, 0.45%, 08/15/19 (b)	154,256	154,198
Series 3683, Class AD, 2.25%, 06/15/20	185,359	186,676
Series 3846, Class CK, 1.50%, 09/15/20	890,806	898,684
Series 3815, Class BD, 3.00%, 10/15/20	1,078,577	1,115,728
Series 2071, Class F, 0.65%, 07/15/28 (b)	670,648	673,083
Series 3919, Class AF, 0.50%, 03/15/30 (b)	308,018	309,038
Series 2763, Class FA, 0.50%, 04/15/32 (b)	755,855	759,320
Series 2763, Class FC, 0.50%, 04/15/32 (b)	1,137,846	1,143,062
Series 3267, Class FB, 0.40%, 11/15/36 (b)	1,016,103	1,018,830

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Enhanced Income Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. REMICS (continued)
Series 3260, Class PF, 0.45%, 01/15/37 (b)	$599,226	$599,949
Federal National Mortgage Association REMICS
Series 2002-7, Class QG, 5.50%, 03/25/17	127,002	132,669
Series 2002-16, Class XU, 5.50%, 04/25/17	408,876	423,895
Series 2002-55, Class QE, 5.50%, 09/25/17	803,067	841,035
Series 2003-49, Class TK, 3.50%, 03/25/18	238,502	243,155
Series 2003-59, Class GC, 4.50%, 03/25/18	58,999	59,325
Series 2003-35, Class FY, 0.55%, 05/25/18 (b)	272,769	273,910
Series 2011-69, Class AB, 1.50%, 05/25/18	686,502	693,612
Series 2003-57, Class NB, 3.00%, 06/25/18	35,494	36,537
Series 2010-30, Class DB, 2.00%, 08/25/18	387,469	394,751
Series 2003-120, Class BL, 3.50%, 12/25/18	503,697	525,921
Series 2008-15, Class JM, 4.00%, 02/25/19	78,472	79,892
Series 2008-18, Class MD, 4.00%, 03/25/19	381,948	401,224
Series 2004-101, Class BG, 5.00%, 01/25/20	534,953	557,711
Series 2007-36, Class AB, 5.00%, 11/25/21	349,647	363,242
Series 2008-15, Class EL, 4.25%, 06/25/22	307,453	314,522
Series 2009-88, Class EA, 4.50%, 05/25/23	10,385	10,386
Series 2009-44, Class A, 4.50%, 12/25/23	134,287	139,486
Series 2009-76, Class MA, 4.00%, 09/25/24	361,577	375,169
Series 2010-2, Class TF, 0.65%, 06/25/27 (b)	217,446	217,894
Series 2003-86, Class OE, 5.00%, 03/25/32	35,563	35,748
Series 2004-60, Class FW, 0.60%, 04/25/34 (b)	1,456,203	1,467,251
Series 2006-27, Class BF, 0.45%, 04/25/36 (b)	1,333,307	1,337,632
Series 2010-41, Class AP, 4.50%, 09/25/38	54,701	55,278

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Government National Mortgage Association
Series 2009-25, Class BH, 4.25%, 01/20/35	$490,286	$509,048
Series 2009-57, Class BA, 2.25%, 06/16/39	58,954	59,322

Total Collateralized Mortgage Obligations (cost $23,563,322)		23,615,057

Commercial Mortgage Backed Securities 7.8%
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2005-3, Class A2, 4.50%, 07/10/43	111,563	111,570
Series 2005-5, Class ASB, 5.05%, 10/10/45 (b)	46,445	46,622
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class A1, 0.69%, 09/10/45	789,589	786,864
Commercial Mortgage Pass Through Certificates
Series 2012-CR1, Class A1, 1.12%, 05/15/45	631,958	633,646
Series 2012-CR2, Class A1, 0.82%, 08/15/45	547,426	546,692
Series 2012-CR3, Class A1, 0.67%, 10/15/45	514,613	512,543
Series 2012-LC4, Class A1, 1.16%, 12/10/44	167,652	168,330
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.74%, 11/10/46 (a)	1,458,136	1,521,061
FDIC Commercial Mortgage Trust, Series 2012-C1, Class A, 0.84%, 05/25/35 (a)(b)	613,910	620,097
GS Mortgage Securities Corp. II, Series 2012-GCJ7, Class A1, 1.14%, 05/10/45	1,232,633	1,235,715
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP2, Class A3, 4.70%, 07/15/42	358,586	358,860
Series 2012-C8, Class A1, 0.71%, 10/15/45	561,352	559,788
Series 2012-CBX, Class A1, 0.96%, 06/15/45	502,820	503,917
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C5, Class A1, 0.92%, 08/15/45	486,387	486,429
Series 2012-C6, Class A1, 0.66%, 11/15/45	509,037	507,007

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Enhanced Income Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A1, 0.73%, 08/10/49	$1,420,711	$1,416,567
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4, 5.42%, 01/15/45 (b)	2,368,790	2,506,682
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A1, 0.69%, 10/15/45	1,454,645	1,449,596
WF-RBS Commercial Mortgage Trust
Series 2012-C8, Class A1, 0.86%, 08/15/45	183,805	183,675
Series 2012-C9, Class A1, 0.67%, 11/15/45	736,162	733,136

Total Commercial Mortgage Backed Securities (cost $15,053,069)		14,888,797

Corporate Bonds 52.5%
Aerospace & Defense 0.3%
United Technologies Corp., 0.74%, 06/01/15 (b)	620,000	623,309

Automobiles 0.9%
PACCAR Financial Corp.
0.49%, 06/05/14 (b)	700,000	700,152
0.84%, 12/06/18 (b)	1,000,000	1,006,419

		1,706,571

Banks 15.7%
Bank of Nova Scotia, 0.75%, 07/15/16 (b)	1,950,000	1,961,672
BB&T Corp., 1.09%, 06/15/18 (b)	2,500,000	2,536,982
Canadian Imperial Bank of Commerce, 0.75%, 07/18/16 (b)	2,000,000	2,011,576
Capital One Financial Corp.
0.88%, 11/06/15 (b)	525,000	527,315
1.00%, 11/06/15	2,000,000	2,004,375
Commonwealth Bank of Australia, 0.73%, 09/20/16 (a)(b)	2,000,000	2,004,816
Fifth Third Bank, 4.75%, 02/01/15	2,000,000	2,063,761
JPMorgan Chase Bank NA, 0.47%, 07/30/15 (b)	2,500,000	2,501,570
KeyBank NA, 0.72%, 11/25/16 (b)	2,500,000	2,509,033
Royal Bank of Canada
1.15%, 03/13/15	2,500,000	2,519,337
0.77%, 03/15/19 (b)	2,000,000	2,007,780
U.S. Bank NA, 0.45%, 01/30/17 (b)	2,500,000	2,501,387

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Wells Fargo & Co., 1.16%, 06/26/15 (b)	$2,500,000	$2,520,539
Westpac Banking Corp.
4.20%, 02/27/15	750,000	773,325
1.13%, 09/25/15	1,460,000	1,472,505

		29,915,973

Beverages 2.2%
Anheuser-Busch InBev Worldwide, Inc., 0.80%, 07/15/15	2,000,000	2,009,418
SABMiller Holdings, Inc., 1.85%, 01/15/15 (a)	2,200,000	2,218,860

		4,228,278

Biotechnology 1.5%
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 09/15/18	2,650,000	2,822,250

Chemicals 0.6%
Ecolab, Inc.
2.38%, 12/08/14	629,000	635,905
1.00%, 08/09/15	560,000	563,202

		1,199,107

Consumer Finance 2.7%
American Express Credit Corp.
5.13%, 08/25/14	1,500,000	1,521,634
1.75%, 06/12/15	600,000	608,549
Ford Motor Credit Co. LLC, 2.75%, 05/15/15	2,850,000	2,909,926

		5,040,109

Diversified Financial Services 6.5%
Bank of America Corp.
7.38%, 05/15/14	2,010,000	2,013,583
1.27%, 01/15/19 (b)	2,500,000	2,531,398
Citigroup, Inc., 5.00%, 09/15/14	3,400,000	3,454,444
General Electric Capital Corp.
1.26%, 07/02/15 (b)	1,335,000	1,348,467
0.84%, 12/11/15 (b)	480,000	483,504
JPMorgan Chase & Co., 3.70%, 01/20/15	2,500,000	2,556,605

		12,388,001

Diversified Telecommunication Services 3.1%
AT&T, Inc., 1.14%, 11/27/18 (b)	2,000,000	2,036,708
Verizon Communications, Inc., 1.98%, 09/14/18 (b)	3,700,000	3,907,907

		5,944,615

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Enhanced Income Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities 1.3%
Georgia Power Co., 0.64%, 08/15/16 (b)	$2,500,000	$$2,501,730

Food & Staples Retailing 1.6%
CVS Caremark Corp., 4.88%, 09/15/14	500,000	508,031
Walgreen Co., 1.00%, 03/13/15	2,500,000	2,512,077

		3,020,108

Gas Utilities 2.9%
Enterprise Products Operating LLC
Series G, 5.60%, 10/15/14	420,000	429,782
3.70%, 06/01/15	1,500,000	1,549,876
1.25%, 08/13/15	940,000	946,841
Kinder Morgan Energy Partners LP, 5.13%, 11/15/14	2,565,000	2,628,094

		5,554,593

Health Care Providers & Services 1.4%
McKesson Corp., 0.95%, 12/04/15	1,500,000	1,506,725
UnitedHealth Group, Inc., 0.85%, 10/15/15	1,080,000	1,086,475

		2,593,200

Media 1.1%
Time Warner, Inc., 3.15%, 07/15/15	2,000,000	2,062,681

Metals & Mining 1.1%
Rio Tinto Alcan, Inc., 5.00%, 06/01/15	1,555,000	1,627,764
Rio Tinto Finance USA Ltd., 8.95%, 05/01/14	430,000	430,102

		2,057,866

Office Electronics 1.3%
Xerox Corp., 8.25%, 05/15/14	2,487,000	2,492,501

Oil, Gas & Consumable Fuels 2.1%
Petrohawk Energy Corp., 7.25%, 08/15/18	2,000,000	2,110,000
Total Capital International SA, 0.81%, 08/10/18 (b)	1,950,000	1,964,148

		4,074,148

Pharmaceuticals 3.7%
Merck & Co., Inc., 0.60%, 05/18/18 (b)	2,500,000	2,508,111

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals (continued)
Mylan, Inc., 7.88%, 07/15/20 (a)	$1,750,000	$1,953,437
Pfizer, Inc., 0.53%, 06/15/18 (b)	2,500,000	2,508,292

		6,969,840

Software 1.3%
Oracle Corp., 0.81%, 01/15/19 (b)	2,500,000	2,523,490

Technology Hardware, Storage & Peripherals 1.2%
Hewlett-Packard Co., 2.35%, 03/15/15	2,200,000	2,234,208

Total Corporate Bonds (cost $99,624,229)		99,952,578

Municipal Bond 0.9%
Louisiana 0.9%
Louisiana Public Facilities Authority, RB, Series 2008-ELL, 5.75%, 02/01/19	1,542,051	1,650,566

Total Municipal Bond (cost $1,669,693)		1,650,566

U.S. Government Mortgage Backed Agencies 0.0%†
Federal Home Loan Mortgage Corp. Gold Pool Pool# E00678
6.50%, 06/01/14	274	274
Pool# B17493 4.00%, 12/01/14	74,244	74,899

Total U.S. Government Mortgage Backed Agencies (cost $74,854)		75,173

Yankee Dollar 1.1%
Gas Utilities 1.1%
TransCanada PipeLines Ltd., 0.91%, 06/30/16 (b)	2,000,000	2,016,976

Total Yankee Dollar (cost $2,000,000)		2,016,976

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Enhanced Income Fund (Continued)

Mutual Fund 6.5%

	Shares	Market Value

Money Market Fund 6.5%
Fidelity Institutional Money Market Fund — Institutional Class, 0.09% (c)	12,377,543	$12,377,543

Total Mutual Fund (cost $12,377,543)		12,377,543

Total Investments (cost $192,660,770) (d) — 101.2%		192,757,626

Liabilities in excess of other assets — (1.2)%		(2,242,307)

NET ASSETS — 100.0%		$190,515,319

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2014 was $10,504,158 which represents 5.51% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2014. The maturity date represents the actual maturity date.

(c)	Represents 7-day effective yield as of April 30, 2014.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

FDIC	Federal Deposit Insurance Corporation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

RB	Revenue Bond

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Enhanced Income Fund
Assets:
Investments, at value (cost $192,660,770)	$192,757,626
Cash	2,925
Interest and dividends receivable	768,460
Receivable for investments sold	35,426
Receivable for capital shares issued	251,474
Prepaid expenses	31,899

Total Assets	193,847,810

Liabilities:
Payable for investments purchased	3,170,643
Distributions payable	1,140
Payable for capital shares redeemed	66,353
Accrued expenses and other payables:
Investment advisory fees	47,183
Fund administration fees	10,713
Distribution fees	2,703
Administrative servicing fees	247
Accounting and transfer agent fees	4,562
Trustee fees	313
Custodian fees	2,082
Compliance program costs (Note 3)	169
Professional fees	20,699
Printing fees	1,985
Other	3,699

Total Liabilities	3,332,491

Net Assets	$190,515,319

Represented by:
Capital	$198,987,889
Accumulated distributions in excess of net investment income	(508,876)
Accumulated net realized losses from investments	(8,060,550)
Net unrealized appreciation/(depreciation) from investments	96,856

Net Assets	$190,515,319

Net Assets:
Class A Shares	$13,299,756
Class R Shares	10,815
Institutional Service Class Shares	270,296
Institutional Class Shares	176,934,452

Total	$190,515,319

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide Enhanced Income Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,495,968
Class R Shares	1,217
Institutional Service Class Shares	30,397
Institutional Class Shares	19,909,791

Total	21,437,373

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$8.89
Class R Shares	$8.89
Institutional Service Class Shares	$8.89
Institutional Class Shares	$8.89
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.09

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares, the redemption price per share is reduced by 0.50% on sales of shares of original purchases of $250,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Enhanced Income Fund
INVESTMENT INCOME:
Interest income	$975,269
Dividend income	2,355

Total Income	977,624

EXPENSES:
Investment advisory fees	382,324
Fund administration fees	66,954
Distribution fees Class A	17,407
Distribution fees Class R (a)	22
Administrative servicing fees Class A	2,131
Administrative servicing fees Class R (a)	4
Administrative servicing fees Institutional Service Class	5
Registration and filing fees	24,831
Professional fees	24,524
Printing fees	6,028
Trustee fees	3,650
Custodian fees	4,534
Accounting and transfer agent fees	6,850
Compliance program costs (Note 3)	321
Other	5,690

Total expenses before earnings credit and expenses reimbursed	545,275

Earnings credit (Note 5)	(147)
Expenses reimbursed by adviser (Note 3)	(34,629)

Net Expenses	510,499

NET INVESTMENT INCOME	467,125

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	140,519
Net change in unrealized appreciation/(depreciation) from investments	156,713

Net realized/unrealized gains from investments	297,232

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$764,357

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Enhanced Income Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net investment income	$467,125	$995,526
Net realized gains/(losses) from investments	140,519	(146,164)
Net change in unrealized appreciation/(depreciation) from investments	156,713	(302,069)

Change in net assets resulting from operations	764,357	547,293

Distributions to Shareholders From:
Net investment income:
Class A	(34,555)	(105,147)
Class R (a)	(8)	(89)
Institutional Service Class	(322)	(738)
Institutional Class	(791,869)	(2,122,022)

Change in net assets from shareholder distributions	(826,754)	(2,227,996)

Change in net assets from capital transactions	(51,288,841)	(44,583,668)

Change in net assets	(51,351,238)	(46,264,371)

Net Assets:
Beginning of period	241,866,557	288,130,928

End of period	$190,515,319	$241,866,557

Accumulated distributions in excess of net investment income at end of period	$(508,876)	$(149,247)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,631,268	$11,768,561
Dividends reinvested	28,248	58,595
Cost of shares redeemed	(6,073,611)	(18,624,083)

Total Class A Shares	(3,414,095)	(6,796,927)

Class R Shares (a)
Proceeds from shares issued	4,474	9,712
Dividends reinvested	8	8
Cost of shares redeemed	(1,003)	(35,180)

Total Class R Shares	3,479	(25,460)

Institutional Service Class Shares
Proceeds from shares issued	610,000	448,031
Dividends reinvested	222	442
Cost of shares redeemed	(349,920)	(448,148)

Total Institutional Service Class Shares	260,302	325

Institutional Class Shares
Proceeds from shares issued	–	32,485,144
Dividends reinvested	789,960	2,092,938
Cost of shares redeemed	(48,928,487)	(72,339,688)

Total Institutional Class Shares	(48,138,527)	(37,761,606)

Change in net assets from capital transactions	$(51,288,841)	$(44,583,668)

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Statements of Changes in Net Assets (Continued)

	Nationwide Enhanced Income Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
SHARE TRANSACTIONS:
Class A Shares
Issued	295,918	1,320,113
Reinvested	3,177	6,576
Redeemed	(682,859)	(2,088,885)

Total Class A Shares	(383,764)	(762,196)

Class R Shares (a)
Issued	504	1,089
Reinvested	–	1
Redeemed	(113)	(3,953)

Total Class R Shares	391	(2,863)

Institutional Service Class Shares
Issued	68,572	50,221
Reinvested	25	50
Redeemed	(39,326)	(50,262)

Total Institutional Service Class Shares	29,271	9

Institutional Class Shares
Issued	–	3,646,486
Reinvested	88,859	235,009
Redeemed	(5,503,220)	(8,134,756)

Total Institutional Class Shares	(5,414,361)	(4,253,261)

Total change in shares	(5,768,463)	(5,018,311)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Enhanced Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$8.89	0.01	0.01	0.02	(0.02)	(0.02)	$8.89	0.25%		$13,299,756	0.73%	0.17%		0.76%	23.65%
Year Ended October 31, 2013 (f)	$8.94	0.01	(0.01)	–	(0.05)	(0.05)	$8.89	(0.03%	)	$16,717,425	0.73%	0.10%		0.75%	55.71%
Year Ended October 31, 2012 (f)	$8.98	0.03	0.01	0.04	(0.08)	(0.08)	$8.94	0.41%		$23,631,574	0.73%	0.35%		0.75%	64.89%
Year Ended October 31, 2011 (f)	$9.07	0.05	(0.04)	0.01	(0.10)	(0.10)	$8.98	0.15%		$33,488,311	0.71%	0.58%		0.72%	69.89%
Year Ended October 31, 2010 (f)	$9.17	0.09	(0.03)	0.06	(0.16)	(0.16)	$9.07	0.65%		$8,219,186	0.76%	1.03%		0.81%	63.29%
Year Ended October 31, 2009 (f)	$9.06	0.23	0.09	0.32	(0.21)	(0.21)	$9.17	3.53%		$3,595,763	0.87%	2.46%		0.96%	64.69%

Class R Shares (g)(h)
Six Months Ended April 30, 2014 (f) (Unaudited)	$8.89	(0.01)	0.02	0.01	(0.01)	(0.01)	$8.89	0.10%		$10,815	1.04%	(0.15%	)	1.08%	23.65%
Year Ended October 31, 2013 (f)	$8.94	(0.01)	(0.01)	(0.02)	(0.03)	(0.03)	$8.89	(0.25%	)	$7,340	0.95%	(0.09%	)	0.96%	55.71%
Year Ended October 31, 2012 (f)	$8.98	0.01	–	0.01	(0.05)	(0.05)	$8.94	0.16%		$32,988	0.98%	0.09%		1.01%	64.89%
Year Ended October 31, 2011 (f)	$9.07	0.02	(0.04)	(0.02)	(0.07)	(0.07)	$8.98	(0.33%	)	$44,119	1.06%	0.27%		1.08%	69.89%
Year Ended October 31, 2010 (f)	$9.17	0.07	(0.03)	0.04	(0.14)	(0.14)	$9.07	0.58%		$54,768	1.01%	0.82%		1.06%	63.29%
Year Ended October 31, 2009 (f)	$9.07	0.14	0.15	0.29	(0.19)	(0.19)	$9.17	3.28%		$57,411	0.96%	1.51%		1.06%	64.69%

Institutional Service Class Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$8.90	0.02	–	0.02	(0.03)	(0.03)	$8.89	0.26%		$270,296	0.46%	0.38%		0.47%	23.65%
Year Ended October 31, 2013 (f)	$8.95	0.03	(0.01)	0.02	(0.07)	(0.07)	$8.90	0.14%		$10,024	0.45%	0.34%		0.46%	55.71%
Year Ended October 31, 2012 (f)	$8.99	0.05	0.01	0.06	(0.10)	(0.10)	$8.95	0.79%		$10,000	0.47%	0.60%		0.51%	64.89%
Year Ended October 31, 2011 (f)	$9.08	0.06	(0.05)	0.01	(0.10)	(0.10)	$8.99	0.17%		$13,384	0.70%	0.62%		0.71%	69.89%
Year Ended October 31, 2010 (f)	$9.17	0.11	(0.03)	0.08	(0.17)	(0.17)	$9.08	0.86%		$13,363	0.70%	1.15%		0.75%	63.29%
Year Ended October 31, 2009 (f)	$9.07	0.24	0.08	0.32	(0.22)	(0.22)	$9.17	3.60%		$13,257	0.66%	2.59%		0.76%	64.69%

Institutional Class Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$8.89	0.02	0.01	0.03	(0.03)	(0.03)	$8.89	0.39%		$176,934,452	0.45%	0.45%		0.48%	23.65%
Year Ended October 31, 2013 (f)	$8.94	0.03	(0.01)	0.02	(0.07)	(0.07)	$8.89	0.25%		$225,131,768	0.45%	0.37%		0.47%	55.71%
Year Ended October 31, 2012 (f)	$8.98	0.05	0.01	0.06	(0.10)	(0.10)	$8.94	0.69%		$264,456,366	0.45%	0.61%		0.48%	64.89%
Year Ended October 31, 2011 (f)	$9.07	0.08	(0.04)	0.04	(0.13)	(0.13)	$8.98	0.41%		$222,970,762	0.45%	0.87%		0.46%	69.89%
Year Ended October 31, 2010 (f)	$9.16	0.13	(0.03)	0.10	(0.19)	(0.19)	$9.07	1.13%		$233,452,792	0.45%	1.39%		0.50%	63.29%
Year Ended October 31, 2009 (f)	$9.06	0.23	0.11	0.34	(0.24)	(0.24)	$9.16	3.80%		$207,636,356	0.47%	2.54%		0.56%	64.69%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Government Bond Fund

For the semiannual period ended April 30, 2014, the Nationwide Government Bond Fund (Institutional Service Class) returned 0.84% versus 0.80% for its benchmark, the BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Intermediate U.S. Government Funds (consisting of 56 funds as of April 30, 2014) was 0.65% for the same time period.

During the six-month reporting period, the financial markets and the economy were affected by monetary policy actions, geopolitical events and the aftermath of extreme weather events. Also during the period, the Federal Reserve initiated the scaling back of its monthly bond purchases and began the unwinding of the quantitative easing (QE) program. While the Fed did not commit to a defined monthly purchase reduction schedule, the Fed’s prevailing pace implied that the purchases could end by the fourth quarter of 2014. At the same time, the Fed hinted that outright tightening of monetary policy could be deferred until some time in 2015 or beyond, depending on progress in the economic environment. The conflict in Ukraine, and uncertainty as to its impacts on the global economy, as well as the extreme weather conditions experienced during the reporting period contributed to financial market volatility. Despite these impacts, on balance economic conditions continued to strengthen during the reporting period, particularly in the area of employment figures. Treasury yields rose early in the reporting period then declined in the second half of the period, though still ending slightly higher for the period.

The Fund maintained out-of-benchmark positions in Agency mortgage-backed securities (MBS) and Treasury Inflation-Protected Securities (TIPS) throughout the reporting period. Both MBS and TIPS contributed to relative Fund performance during the reporting period. A position in cash was the largest detractor to performance.

The Fund’s shorter portfolio duration relative to that of the Fund’s benchmark also contributed positively to relative Fund performance during the reporting period.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck; and Gary R. Hunt, CFA

The Fund’s value is not guaranteed by the U.S. government or any government agency. The Fund is subject to the risks of investing in fixed-income securities. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Government Bond Fund

Objective

The Fund seeks as high a level of current income as is consistent with preserving capital.

Highlights

•

The Nationwide Government Bond Fund (Institutional Service Class) returned 0.84% for the semiannual period, outperforming the BofAML AAA U.S. Treasury/Agency Master Index by 0.04% and the Lipper peer category median by 0.19%.

•

The Fund maintained out-of-benchmark positions in Agency mortgage-backed securities (MBS) and Treasury Inflation-Protected Securities (TIPS) throughout the reporting period. Both MBS and TIPS contributed to relative Fund performance during the reporting period.

•

The Fund’s shorter portfolio duration relative to that of the Fund’s benchmark also contributed positively to relative Fund performance during the reporting period. A position in cash was the largest detractor to performance.

Asset Allocation†

U.S. Government Sponsored & Agency Obligations	38.5%
U.S. Government Mortgage Backed Agencies	23.9%
U.S. Treasury Notes	21.2%
Collateralized Mortgage Obligations	7.7%
U.S. Treasury Bonds	6.8%
Commercial Mortgage Backed Security	1.4%
Mutual Fund	0.2%
Other assets in excess of liabilities	0.3%
100.0%

Top Holdings††

U.S. Treasury Notes, 1.50%, 02/28/19	8.6%
Federal National Mortgage Association, 1.25%, 01/30/17	8.1%
U.S. Treasury Notes, 0.50%, 07/31/17	7.8%
Federal National Mortgage Association, 8.20%, 03/10/16	7.6%
Federal National Mortgage Association, 6.00%, 04/18/36	7.1%
Financing Corp. (FICO), 10/05/17	6.3%
Federal National Mortgage Association REMICS, 2.50%, 09/25/42	6.1%
Federal National Mortgage Association Pool, 3.50%, 12/01/25	5.7%
Federal Home Loan Banks, 1.63%, 06/14/19	5.3%
Federal National Mortgage Association Pool, 3.50%, 12/01/20	5.0%
Other Holdings	32.4%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Percentages indicated are based upon total investments as of April 30, 2014.

Fund Performance	Nationwide Government Bond Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	0.70%	(2.32)%	3.07%	4.04%
	w/SC2	(1.55)%	(6.44)%	2.18%	3.60%
Class C	w/o SC1	0.39%	(2.92)%	2.46%	3.40%
	w/SC3	(0.61)%	(3.89)%	2.46%	3.40%
Class R4,5		0.51%	(2.65)%	2.81%	3.84%
Institutional Service Class[6]	w/o SC1	0.84%	(2.04)%	3.36%	4.33%
	w/SC7	0.84%	(2.04)%	2.41%	3.85%
BofAML AAA U.S. Treasury/Agency Master Index		0.80%	(1.82)%	3.11%	4.37%
CPI		1.51%	1.95%	2.14%	2.35%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

[7]	A 4.50% front-end sales charge was deducted on Class D Shares.

Expense Ratios

Expense Ratio*
Class A	1.20%
Class C	1.82%
Class R	1.56%
Institutional Service Class	0.89%

*	Current effective prospectus dated March 1, 2014. Please see the Fund’s most recent prospectus for details.

Fund Performance (con’t.)	Nationwide Government Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide Government Bond Fund versus the BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index, and the Consumer Price Index (CPI) over the 10-year period ended 4/30/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Government Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Government Bond Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14	Expense Ratio During Period (%) 11/01/13 - 04/30/14
Class A Shares	Actual	[a]	1,000.00	1,007.00	5.92	1.19
	Hypothetical[a,b]		1,000.00	1,018.89	5.96	1.19
Class C Shares	Actual	[a]	1,000.00	1,003.90	9.09	1.83
	Hypothetical[a,b]		1,000.00	1,015.72	9.15	1.83
Class R Shares[c]	Actual	[a]	1,000.00	1,005.10	7.81	1.57
	Hypothetical[a,b]		1,000.00	1,017.01	7.85	1.57
Institutional Service Class Shares	Actual	[a]	1,000.00	1,008.40	4.48	0.90
	Hypothetical[a,b]		1,000.00	1,020.33	4.51	0.90

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

c	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Government Bond Fund

Collateralized Mortgage Obligations 7.7%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. REMICS Series 1684, Class I, 6.50%, 03/15/24	$577,726	$643,054
Series 2296, Class H, 6.50%, 03/15/31	17,857	19,951
Federal National Mortgage Association REMICS Series 1988-25, Class B, 9.25%, 10/25/18	2,275	2,447
Series 1990-7, Class B, 8.50%, 01/25/20	8,054	9,068
Series 1993-16, Class Z, 7.50%, 02/25/23	39,554	44,706
Series 1993-226, Class PK, 6.00%, 12/25/23	281,676	310,270
Series 2003-66, Class AP, 3.50%, 11/25/32	227,468	230,724
Series 2013-59, Class MX, 2.50%, 09/25/42	4,576,642	4,555,869

Total Collateralized Mortgage Obligations (cost $5,815,954)		5,816,089

Commercial Mortgage Backed Security 1.4%
Federal National Mortgage Association REMICS, Series 1998-73, Class MZ, 6.30%, 10/17/38	1,059,199	1,079,165

Total Commercial Mortgage Backed Security (cost $1,064,061)		1,079,165

U.S. Government Mortgage Backed Agencies 23.9%
Federal National Mortgage Association Pool Pool# 383142 7.11%, 10/01/15	540,051	533,263
Pool# MA0598 3.50%, 12/01/20	3,576,717	3,786,011
Pool# 874740 6.32%, 07/01/22	1,639,119	1,920,793
Pool# 874982 6.81%, 11/01/25	1,626,465	1,859,400
Pool# 932840 3.50%, 12/01/25	4,098,763	4,322,595
Pool# 387114 5.62%, 09/01/34	1,079,699	1,170,930
Pool# 773298 2.40%, 04/01/35 (a)	1,789,029	1,903,679
Pool# 745769 2.27%, 07/01/36 (a)	2,002,236	2,123,922

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 813605 2.30%, 07/01/36 (a)	$382,663	$405,660

Total U.S. Government Mortgage Backed Agencies (cost $17,202,183)		18,026,253

U.S. Government Sponsored & Agency Obligations 38.5%
Federal Home Loan Banks 1.63%, 06/14/19	4,000,000	3,990,109
5.37%, 09/09/24	2,615,000	3,129,782
Federal National Mortgage Association 8.20%, 03/10/16	5,000,000	5,721,023
1.25%, 01/30/17	6,000,000	6,074,474
6.00%, 04/18/36	4,900,000	5,350,239
Financing Corp. (FICO) 0.00%, 10/05/17	4,966,000	4,745,131

Total U.S. Government Sponsored & Agency Obligations (cost $29,109,090)		29,010,758

U.S. Treasury Bonds 6.8%
U.S. Treasury Bonds, 2.88%, 05/15/43	2,000,000	1,782,188
U.S. Treasury Inflation Indexed Bonds 2.50%, 01/15/29 (b)	1,000,000	1,350,509
0.63%, 02/15/43 (b)	2,250,000	1,994,293

Total U.S. Treasury Bonds (cost $5,584,780)		5,126,990

U.S. Treasury Notes 21.2%
U.S. Treasury Inflation Indexed Notes 1.38%, 07/15/18 (b)	1,000,000	1,185,557
0.13%, 01/15/23 (b)	2,500,000	2,486,455
U.S. Treasury Notes 0.50%, 07/31/17	6,000,000	5,902,500
1.50%, 02/28/19	6,500,000	6,458,360

Total U.S. Treasury Notes (cost $16,332,571)		16,032,872

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Government Bond Fund (Continued)

Mutual Fund 0.2%

	Shares	Market Value

Money Market Fund 0.2%
Fidelity Institutional Money Market Fund — Institutional Class, 0.09% (c)	123,756	$123,756

Total Mutual Fund (cost $123,756)		123,756

Total Investments (cost $75,232,395) (d) — 99.7%		75,215,883

Other assets in excess of liabilities — 0.3%		194,328

NET ASSETS — 100.0%		$75,410,211

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2014. The maturity date represents the actual maturity date.

(b)	Principal amounts are not adjusted for inflation.

(c)	Represents 7-day effective yield as of April 30, 2014.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Government Bond Fund
Assets:
Investments, at value (cost $75,232,395)	$75,215,883
Interest and dividends receivable	276,109
Receivable for capital shares issued	42,521
Prepaid expenses	32,683

Total Assets	75,567,196

Liabilities:
Distributions payable	8,124
Payable for capital shares redeemed	59,066
Accrued expenses and other payables:
Investment advisory fees	29,535
Fund administration fees	10,631
Distribution fees	7,094
Administrative servicing fees	16,415
Accounting and transfer agent fees	7,750
Trustee fees	292
Custodian fees	685
Compliance program costs (Note 3)	30
Professional fees	5,897
Printing fees	8,158
Other	3,308

Total Liabilities	156,985

Net Assets	$75,410,211

Represented by:
Capital	$75,694,976
Accumulated distributions in excess of net investment income	(129,375)
Accumulated net realized losses from investments	(138,878)
Net unrealized appreciation/(depreciation) from investments	(16,512)

Net Assets	$75,410,211

Net Assets:
Class A Shares	$27,620,654
Class C Shares	1,223,469
Class R Shares	828,551
Institutional Service Class Shares	45,737,537

Total	$75,410,211

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide Government Bond Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,729,130
Class C Shares	120,941
Class R Shares	81,785
Institutional Service Class Shares	4,518,451

Total	7,450,307

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.12
Class C Shares (b)	$10.12
Class R Shares	$10.13
Institutional Service Class Shares	$10.12
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.35

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares, the redemption price per share is reduced by 0.75% on sales of shares of original purchases of $500,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Government Bond Fund
INVESTMENT INCOME:
Interest income	$797,407
Dividend income	357

Total Income	797,764

EXPENSES:
Investment advisory fees	195,002
Fund administration fees	62,401
Distribution fees Class A	36,249
Distribution fees Class B (a)	471
Distribution fees Class C	6,481
Distribution fees Class R (b)	2,042
Administrative servicing fees Class A	17,823
Administrative servicing fees Class C	60
Administrative servicing fees Class R (b)	1,019
Administrative servicing fees Institutional Service Class	18,937
Registration and filing fees	27,935
Professional fees	13,740
Printing fees	6,541
Trustee fees	1,318
Custodian fees	1,544
Accounting and transfer agent fees	16,120
Compliance program costs (Note 3)	146
Other	4,086

Total expenses before earnings credit and fees waived	411,915

Earnings credit (Note 5)	(7)
Investment advisory fees waived (Note 3)	(9,751)

Net Expenses	402,157

NET INVESTMENT INCOME	395,607

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(138,878)
Net change in unrealized appreciation/(depreciation) from investments	287,534

Net realized/unrealized gains from investments	148,656

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$544,263

(a)	Effective February 21, 2014, Class B Shares were converted to Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Government Bond Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net investment income	$395,607	$691,855
Net realized gains/(losses) from investments	(138,878)	376,612
Net change in unrealized appreciation/(depreciation) from investments	287,534	(3,656,464)

Change in net assets resulting from operations	544,263	(2,587,997)

Distributions to Shareholders From:
Net investment income:
Class A	(143,773)	(339,951)
Class B (a)	(75)	(660)
Class C	(2,430)	(4,270)
Class R (b)	(2,552)	(6,680)
Institutional Service Class	(300,724)	(670,016)
Net realized gains:
Class A	–	(1,269,768)
Class B (a)	–	(9,682)
Class C	–	(54,166)
Class R (b)	–	(39,500)
Institutional Service Class	–	(1,781,941)

Change in net assets from shareholder distributions	(449,554)	(4,176,634)

Change in net assets from capital transactions	(8,004,209)	(31,042,155)

Change in net assets	(7,909,500)	(37,806,786)

Net Assets:
Beginning of period	83,319,711	121,126,497

End of period	$75,410,211	$83,319,711

Accumulated distributions in excess of net investment income at end of period	$(129,375)	$(75,428)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,820,942	$8,613,319
Dividends reinvested	134,035	1,523,071
Cost of shares redeemed	(5,845,621)	(24,512,043)

Total Class A Shares	(3,890,644)	(14,375,653)

Class B Shares (a)
Proceeds from shares issued	3,208	45,109
Dividends reinvested	38	6,618
Cost of shares redeemed	(182,123)	(283,913)

Total Class B Shares	(178,877)	(232,186)

Class C Shares
Proceeds from shares issued	28,982	314,064
Dividends reinvested	1,939	41,872
Cost of shares redeemed	(217,735)	(857,742)

Total Class C Shares	(186,814)	(501,806)

(a)	Effective February 21, 2014, Class B Shares were converted to Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Statements of Changes in Net Assets (Continued)

	Nationwide Government Bond Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class R Shares (b)
Proceeds from shares issued	$77,546	$537,267
Dividends reinvested	1,079	18,809
Cost of shares redeemed	(54,084)	(1,131,145)

Total Class R Shares	24,541	(575,069)

Institutional Service Class Shares
Proceeds from shares issued	1,179,966	5,578,517
Dividends reinvested	276,587	2,337,453
Cost of shares redeemed	(5,228,968)	(23,273,411)

Total Institutional Service Class Shares	(3,772,415)	(15,357,441)

Change in net assets from capital transactions	$(8,004,209)	$(31,042,155)

SHARE TRANSACTIONS:
Class A Shares
Issued	180,929	825,864
Reinvested	13,299	146,538
Redeemed	(581,135)	(2,371,157)

Total Class A Shares	(386,907)	(1,398,755)

Class B Shares (a)
Issued	319	4,347
Reinvested	4	635
Redeemed	(18,087)	(27,191)

Total Class B Shares	(17,764)	(22,209)

Class C Shares
Issued	2,884	29,772
Reinvested	193	4,024
Redeemed	(21,648)	(83,419)

Total Class C Shares	(18,571)	(49,623)

Class R Shares (b)
Issued	7,699	51,789
Reinvested	107	1,804
Redeemed	(5,372)	(110,177)

Total Class R Shares	2,434	(56,584)

Institutional Service Class Shares
Issued	117,142	533,474
Reinvested	27,443	224,919
Redeemed	(520,226)	(2,257,547)

Total Institutional Service Class Shares	(375,641)	(1,499,154)

Total change in shares	(796,449)	(3,026,325)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 21, 2014, Class B Shares were converted to Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Government Bond Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$10.10	0.04	0.03	0.07	(0.05)	–	(0.05)	–	$10.12	0.70%		$27,620,654	1.19%	0.85%		1.22%	25.14%
Year Ended October 31, 2013 (f)	$10.74	0.05	(0.31)	(0.26)	(0.09)	(0.29)	(0.38)	–	$10.10	(2.54%	)	$31,478,682	1.15%	0.53%		1.16%	156.00%
Year Ended October 31, 2012 (f)	$10.78	0.16	0.29	0.45	(0.21)	(0.28)	(0.49)	–	$10.74	4.32%		$48,503,301	1.11%	1.53%		1.11%	81.08%
Year Ended October 31, 2011 (f)	$11.11	0.25	0.10	0.35	(0.27)	(0.41)	(0.68)	–	$10.78	3.49%		$51,748,983	1.12%	2.39%		1.12%	119.20%
Year Ended October 31, 2010 (f)	$10.87	0.28	0.45	0.73	(0.33)	(0.16)	(0.49)	–	$11.11	6.84%		$56,960,722	1.14%	2.60%		1.14%	91.55%
Year Ended October 31, 2009 (f)	$10.25	0.35	0.69	1.04	(0.35)	(0.07)	(0.42)	–	$10.87	10.19%		$54,052,272	1.16%	3.23%		1.16%	77.90%

Class C Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$10.10	0.01	0.03	0.04	(0.02)	–	(0.02)	–	$10.12	0.39%		$1,223,469	1.83%	0.22%		1.85%	25.14%
Year Ended October 31, 2013 (f)	$10.74	(0.01)	(0.31)	(0.32)	(0.03)	(0.29)	(0.32)	–	$10.10	(3.13%	)	$1,408,921	1.78%	(0.10%	)	1.80%	156.00%
Year Ended October 31, 2012 (f)	$10.78	0.10	0.28	0.38	(0.14)	(0.28)	(0.42)	–	$10.74	3.67%		$2,031,828	1.74%	0.90%		1.74%	81.08%
Year Ended October 31, 2011 (f)	$11.11	0.19	0.09	0.28	(0.20)	(0.41)	(0.61)	–	$10.78	2.83%		$1,888,397	1.76%	1.75%		1.76%	119.20%
Year Ended October 31, 2010 (f)	$10.87	0.22	0.44	0.66	(0.26)	(0.16)	(0.42)	–	$11.11	6.18%		$2,582,146	1.74%	2.01%		1.74%	91.55%
Year Ended October 31, 2009 (f)	$10.24	0.28	0.70	0.98	(0.28)	(0.07)	(0.35)	–	$10.87	9.62%		$2,225,145	1.78%	2.65%		1.78%	77.90%

Class R Shares (g)(h)
Six Months Ended April 30, 2014 (f) (Unaudited)	$10.11	0.02	0.03	0.05	(0.03)	–	(0.03)	–	$10.13	0.51%		$828,551	1.57%	0.49%		1.59%	25.14%
Year Ended October 31, 2013 (f)	$10.75	0.02	(0.31)	(0.29)	(0.06)	(0.29)	(0.35)	–	$10.11	(2.84%	)	$802,424	1.46%	0.21%		1.47%	156.00%
Year Ended October 31, 2012 (f)	$10.79	0.14	0.29	0.43	(0.19)	(0.28)	(0.47)	–	$10.75	4.12%		$1,461,777	1.29%	1.34%		1.29%	81.08%
Year Ended October 31, 2011 (f)	$11.12	0.23	0.10	0.33	(0.25)	(0.41)	(0.66)	–	$10.79	3.27%		$1,430,128	1.33%	2.19%		1.33%	119.20%
Year Ended October 31, 2010 (f)	$10.88	0.26	0.44	0.70	(0.30)	(0.16)	(0.46)	–	$11.12	6.59%		$1,656,631	1.37%	2.41%		1.37%	91.55%
Year Ended October 31, 2009 (f)	$10.25	0.31	0.71	1.02	(0.32)	(0.07)	(0.39)	–	$10.88	9.99%		$1,883,821	1.45%	2.88%		1.45%	77.90%

Institutional Service Class Shares (i)
Six Months Ended April 30, 2014 (f) (Unaudited)	$10.10	0.06	0.02	0.08	(0.06)	–	(0.06)	–	$10.12	0.84%		$45,737,537	0.90%	1.15%		0.92%	25.14%
Year Ended October 31, 2013 (f)	$10.75	0.08	(0.32)	(0.24)	(0.12)	(0.29)	(0.41)	–	$10.10	(2.35%	)	$49,450,167	0.87%	0.82%		0.88%	156.00%
Year Ended October 31, 2012 (f)	$10.78	0.19	0.30	0.49	(0.24)	(0.28)	(0.52)	–	$10.75	4.70%		$68,699,937	0.83%	1.81%		0.83%	81.08%
Year Ended October 31, 2011 (f)	$11.11	0.28	0.10	0.38	(0.30)	(0.41)	(0.71)	–	$10.78	3.76%		$78,707,124	0.86%	2.65%		0.86%	119.20%
Year Ended October 31, 2010 (f)	$10.88	0.31	0.44	0.75	(0.36)	(0.16)	(0.52)	–	$11.11	7.09%		$90,169,759	0.86%	2.89%		0.86%	91.55%
Year Ended October 31, 2009 (f)	$10.25	0.38	0.70	1.08	(0.38)	(0.07)	(0.45)	–	$10.88	10.59%		$97,806,444	0.88%	3.52%		0.88%	77.90%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide High Yield Bond Fund

For the semiannual period ended April 30, 2014, the Nationwide High Yield Bond Fund (Class A at NAV) returned 4.61% versus 4.70% for its benchmark, the BofA Merrill Lynch (BofAML) U.S. High Yield Cash Pay Constrained Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of High Yield Funds (consisting of 609 funds as of April 30, 2014) was 4.13% for the same time period.

Period highlights

The six-month reporting period was dominated by movements made by the U.S. Federal Reserve (Fed), a trend of generally improving economic data from the U.S., and geopolitical concerns involving Russia and Ukraine. At the end of 2013, the Fed announced its decision to begin tapering its quantitative easing (QE) program and began reducing Treasury purchases in January 2014. In general, after a depressed economic environment impacted by weaker weather-related data to begin the year, data in the U.S. has improved and has been firmer than expected.

During the reporting period, the U.S. high yield bond market posted a return of 4.70%, as measured by the Fund’s benchmark index. The yield on the index moved lower during the reporting period, largely driven by spread-tightening, ending at 5.45%, with the option-adjusted spread on the index at 362 basis points.

During the reporting period, lower-quality CCC-rated bonds outperformed the better quality BB- and B-rated bonds, with all three rating categories posting positive returns. Given the relatively stable market during the six-month reporting period, industry performance was positive across all sectors, with insurance, tobacco, paper and energy among the top performers, and metals and mining among the relative underperformers.

Performance attribution

During the reporting period, the Fund slightly underperformed its benchmark. The primary driver of relative Fund returns was spread management. In particular, our security selection within banks and thrifts and telecommunications constituted the largest contributors. Duration management had a neutral impact on Fund performance during the reporting period. The largest detractor from relative performance came from a cash position.

Positioning and portfolio activity

During the reporting period, we targeted a broadly neutral stance from a beta perspective with active risk, primarily driven by the views of our analyst team. We continue to monitor the new issue market and the increase in mergers and acquisitions (M&A) activity for any evidence of deteriorating underwriting standards. To date, however, we have not seen any material evidence of this occurring. We anticipate investment opportunities to arise through both bottom-up issue selection and the avoidance of credit deterioration.

From an industry perspective, we have maintained overweight positions within the Fund in the energy and cable television sectors, primarily driven by issuer-specific considerations. The Fund is underweight metals and mining, primarily based on valuations, particularly when we consider the high leverage and excess capacity in these sectors. Other industries in which the Fund is underweight include diverse financial services and homebuilders/real estate.

During the reporting period, we removed the Fund’s overweight to the electric utilities sector; now the Fund is neutral to the index in this sector. We also moved the Fund’s positioning from being underweight steels to overweight. From a rating perspective, the changes we made in the Fund’s positioning during the reporting period were minimal. The Fund continues to be underweight BB-rated bonds and overweight CCC and below.

Outlook

We remain broadly constructive on high yield as an asset class. Economic data continued to strengthen during the reporting period, and we expect gross domestic product (GDP) growth levels to continue to approach trend levels. We view the backdrop of modestly improving economic growth, coupled with what remains accommodative policy and relatively sound corporate fundamentals, as favorable for

Fund Commentary (con’t.)	Nationwide High Yield Bond Fund

high-yield bonds. We expect that default rates in the near term will remain low, primarily due to the extent of the refinancing that has already occurred, and we continue to have a broadly stable outlook for corporate fundamentals. The major risk to this view is that technical factors, potentially driven by outflows from the asset class and a reduction in liquidity, could lead to short-term volatility.

Subadviser:

UBS Global Asset Management (Americas) Inc.

Portfolio Managers:

Craig Ellinger and Matthew Iannucci

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile and at a greater risk of default) and foreign securities. The Fund may invest in more aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide High Yield Bond Fund

Objective

The Fund seeks to provide high current income, as well as capital growth when consistent with high current income.

Highlights

•

The Nationwide High Yield Bond Fund (Class A at NAV) returned 4.61% for the semiannual period, underperforming its benchmark, the BofAML U.S. High Yield Cash Pay Constrained Index, by 0.09% and outperforming the Lipper peer category median by 0.48%.

•	During the reporting period, lower-quality CCC-rated bonds outperformed the better quality BB- and B-rated bonds, with all three rating categories posting positive returns.

•	During the reporting period, we targeted a broadly neutral stance from a beta perspective with active risk, primarily driven by the views of our analyst team.

Asset Allocation†

Corporate Bonds	95.9%
Mutual Fund	4.2%
Yankee Dollar	0.7%
Commercial Mortgage Backed Security	0.2%
Common Stock††	0.0%
Warrant††	0.0%
Liabilities in excess of other assets	(1.0)%
100.0%

Top Industries†††

Oil, Gas & Consumable Fuels	11.5%
Media	10.2%
Diversified Telecommunication Services	5.5%
Health Care Providers & Services	5.3%
Commercial Services & Supplies	3.9%
Gas Utilities	3.8%
Hotels, Restaurants & Leisure	3.6%
Banks	3.4%
Consumer Finance	3.3%
Metals & Mining	3.0%
Other Industries	46.5%
100.0%

Top Holdings†††

Fidelity Institutional Money Market Fund — Institutional Class	4.2%
DISH DBS Corp., 7.88%, 09/01/19	1.2%
Sabine Pass Liquefaction LLC, 5.63%, 02/01/21	1.1%
International Lease Finance Corp., 7.13%, 09/01/18	1.0%
CCO Holdings LLC/CCO Holdings Capital Corp., 8.13%, 04/30/20	1.0%
Pacific Drilling SA, 5.38%, 06/01/20	0.9%
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 10.75%, 10/01/20	0.9%
ExamWorks Group, Inc., 9.00%, 07/15/19	0.9%
Barclays Bank PLC, 7.63%, 11/21/22	0.9%
Credit Suisse Group AG, 7.50%, 12/11/23	0.8%
Other Holdings	87.1%
100.0%

Top Countries†††

United States	80.7%
Luxembourg	4.8%
Ireland	2.4%
France	2.1%
United Kingdom	1.9%
Netherlands	1.9%
Canada	1.7%
Liechtenstein	0.8%
Croatia	0.6%
Germany	0.5%
Other Countries	2.6%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2014.

Fund Performance	Nationwide High Yield Bond Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	4.61%	6.10%	14.04%	7.11%	–
	w/ SC3	0.17%	1.67%	12.99%	6.61%	–
Class C1	w/o SC2	4.34%	5.55%	13.49%	6.60%	–
	w/ SC4	3.59%	4.80%	13.49%	6.60%	–
Institutional Service Class[5]		4.61%	–	–	–	9.00%	[6]*
Institutional Class[1,5,7]		4.72%	6.34%	14.29%	7.38%	–
BofAML U.S. High Yield Cash Pay Constrained Index		4.70%	6.23%	15.57%	8.60%	–
CPI		1.51%	1.95%	2.14%	2.35%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SC.

[3]	A 4.25% front-end sales charge was deducted.

[4]	A 0.75% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Since inception date of November 21, 2012.

[7]	Effective November 19, 2012, Class Y Shares were renamed Institutional Class Shares.

Expense Ratios

	Gross Ratio*	Expense Ratio*
Class A	1.62%	1.04%
Class C	2.09%	1.51%
Institutional Service Class	1.52%	0.94%
Institutional Class	1.33%	0.75%

*	Current effective prospectus dated March 1, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance (con’t.)	Nationwide High Yield Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Fund versus the BofAML U.S. High Yield Cash Pay Constrained Index and the Consumer Price Index (CPI) over the 10-year period ended 4/30/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide High Yield Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide High Yield Bond Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14	Expense Ratio During Period (%) 11/01/13 - 04/30/14
Class A Shares	Actual	[a]	1,000.00	1,046.10	5.28	1.04
	Hypothetical[a,b]		1,000.00	1,019.64	5.21	1.04
Class C Shares	Actual	[a]	1,000.00	1,043.40	7.60	1.50
	Hypothetical[a,b]		1,000.00	1,017.36	7.50	1.50
Institutional Service Class Shares	Actual	[a]	1,000.00	1,046.10	4.77	0.94
	Hypothetical[a,b]		1,000.00	1,020.13	4.71	0.94
Institutional Class Shares	Actual	[a]	1,000.00	1,047.20	3.81	0.75
	Hypothetical[a,b]		1,000.00	1,021.08	3.76	0.75

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide High Yield Bond Fund

Commercial Mortgage Backed Security 0.2%

	Principal Amount	Market Value

Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM 6.13%, 02/15/51 (a)	$100,000	$111,763

Total Commercial Mortgage Backed Security (cost $79,114)		111,763

Corporate Bonds 95.9%
Aerospace & Defense 0.4%
B/E Aerospace, Inc., 6.88%, 10/01/20	100,000	109,375
TransDigm, Inc., 7.75%, 12/15/18	100,000	106,625

		216,000

Airlines 0.4%
Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.13%, 04/29/18	175,000	186,375

Auto Components 1.9%
American Axle & Manufacturing, Inc., 6.63%, 10/15/22	250,000	271,562
Goodyear Tire & Rubber Co. (The)
8.25%, 08/15/20	150,000	166,125
6.50%, 03/01/21	125,000	135,312
Lear Corp., 4.75%, 01/15/23 (b)	25,000	24,563
Schaeffler Holding Finance BV, 6.87%, 08/15/18 (b)(c)	400,000	425,000

		1,022,562

Automobiles 1.1%
Chrysler Group LLC/CG Co-Issuer, Inc.
8.00%, 06/15/19	205,000	224,475
8.25%, 06/15/21	200,000	224,750
General Motors Co., 6.25%, 10/02/43 (b)	125,000	136,719

		585,944

Banks 2.8%
Barclays Bank PLC, 7.63%, 11/21/22	400,000	454,463
CIT Group, Inc.
5.50%, 02/15/19 (b)	185,000	198,875
5.00%, 08/15/22	150,000	153,000
Credit Agricole SA, 7.88%, 01/23/24 (b)(d)	200,000	214,500
Lloyds Banking Group PLC, 6.41%, 10/01/35 (b)(d)	200,000	210,000
RBS Capital Trust II, 6.43%, 01/03/34 (d)	150,000	148,312

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Societe Generale SA, 7.88%, 12/18/23 (b)(d)	$75,000	$78,094
Zions Bancorporation, 5.50%, 11/16/15	15,000	15,787

		1,473,031

Building Products 1.4%
Builders FirstSource, Inc., 7.63%, 06/01/21 (b)	125,000	134,375
Building Materials Corp. of America, 6.75%, 05/01/21 (b)	175,000	189,875
Summit Materials LLC/Summit Materials Finance Corp., 10.50%, 01/31/20 (b)	125,000	140,313
USG Corp., 5.88%, 11/01/21 (b)	250,000	265,625

		730,188

Capital Markets 0.8%
Credit Suisse Group AG, 7.50%, 12/11/23 (b)(d)	400,000	435,000

Chemicals 2.1%
Basell Finance Co. BV, Class B, 8.10%, 03/15/27 (b)	115,000	149,824
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.88%, 02/01/18	225,000	234,562
INEOS Group Holdings SA, 6.13%, 08/15/18 (b)	200,000	207,000
NOVA Chemicals Corp., 5.25%, 08/01/23 (b)	125,000	133,750
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 04/01/20	175,000	177,625
SPCM SA, 6.00%, 01/15/22 (b)	200,000	211,556

		1,114,317

Commercial Services & Supplies 4.0%
ADT Corp. (The), 6.25%, 10/15/21 (b)	175,000	179,812
Ceridian Corp., 11.25%, 11/15/15	180,000	181,350
Clean Harbors, Inc., 5.25%, 08/01/20	75,000	77,062
ExamWorks Group, Inc., 9.00%, 07/15/19	425,000	466,437
FTI Consulting, Inc., 6.75%, 10/01/20	100,000	107,750
Mustang Merger Corp., 8.50%, 08/15/21 (b)	225,000	246,375
Premier Graphics, Inc., 11.50%, 12/01/05 (e)	4,250,000	0

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Services & Supplies (continued)
RR Donnelley & Sons Co.
7.88%, 03/15/21	$100,000	$114,500
6.00%, 04/01/24	100,000	100,750
ServiceMaster Co.
8.00%, 02/15/20	155,000	167,013
7.00%, 08/15/20	150,000	157,875
TMS International Corp., 7.63%, 10/15/21 (b)	275,000	293,563

		2,092,487

Communications Equipment 0.3%
Avaya, Inc., 7.00%, 04/01/19 (b)	150,000	149,250

Construction & Engineering 0.3%
Abengoa Finance SAU, 7.75%, 02/01/20 (b)	150,000	164,599

Construction Materials 1.1%
Cemex SAB de CV, 5.88%, 03/25/19 (b)	200,000	204,308
Vulcan Materials Co., 7.50%, 06/15/21	300,000	353,250

		557,558

Consumer Finance 3.3%
Ally Financial, Inc.
8.00%, 03/15/20	225,000	271,969
8.00%, 11/01/31	110,000	135,437
International Lease Finance Corp., 7.13%, 09/01/18 (b)	450,000	522,563
SLM Corp.
8.45%, 06/15/18	125,000	147,628
5.50%, 01/15/19	125,000	132,206
8.00%, 03/25/20	225,000	259,981
Springleaf Finance Corp., 6.90%, 12/15/17	240,000	263,400

		1,733,184

Containers & Packaging 1.7%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.75%, 01/31/21 (b)	225,000	234,562
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/23	150,000	143,250
Graphic Packaging International, Inc., 4.75%, 04/15/21	125,000	124,375
Sealed Air Corp.
8.38%, 09/15/21 (b)	240,000	277,800
5.25%, 04/01/23 (b)	125,000	126,250

		906,237

Corporate Bonds (continued)

	Principal Amount	Market Value

Distributors 0.6%
American Builders & Contractors Supply Co., Inc., 5.63%, 04/15/21 (b)	$175,000	$181,125
LKQ Corp., 4.75%, 05/15/23	150,000	144,750

		325,875

Diversified Financial Services 1.9%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
6.00%, 08/01/20 (b)	175,000	184,187
5.88%, 02/01/22 (b)	125,000	126,875
Interactive Data Corp.
10.25%, 08/01/18	25,000	26,813
5.88%, 04/15/19 (b)	100,000	100,375
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.38%, 04/01/20 (b)	200,000	208,500
SquareTwo Financial Corp., 11.63%, 04/01/17	355,000	355,000

		1,001,750

Diversified Telecommunication Services 5.5%
Altice SA, 7.75%, 05/15/22 (b)	200,000	208,500
CenturyLink, Inc., Series S, 6.45%, 06/15/21	130,000	140,207
CenturyLink, Inc., Series W, 6.75%, 12/01/23	75,000	80,585
CenturyLink, Inc., Series P, 7.60%, 09/15/39	75,000	73,567
Embarq Corp., 8.00%, 06/01/36	75,000	80,132
Frontier Communications Corp.
8.50%, 04/15/20	125,000	145,781
9.25%, 07/01/21	100,000	118,250
9.00%, 08/15/31	230,000	238,050
Level 3 Communications, Inc., 11.88%, 02/01/19	190,000	213,750
Level 3 Financing, Inc., 6.13%, 01/15/21 (b)	75,000	78,750
Sprint Capital Corp.
6.90%, 05/01/19	175,000	191,844
8.75%, 03/15/32	225,000	252,000
Telecom Italia Capital SA, 7.20%, 07/18/36	100,000	105,610
West Corp., 7.88%, 01/15/19	125,000	132,812
Wind Acquisition Finance SA
7.25%, 02/15/18 (b)	225,000	237,375
7.38%, 04/23/21 (b)	200,000	205,500
Windstream Corp., 7.75%, 10/01/21	375,000	405,000

		2,907,713

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities 1.2%
AES Corp. (The), 8.00%, 06/01/20	$285,000	$339,506
FirstEnergy Corp., Series C, 7.38%, 11/15/31	250,000	289,868

		629,374

Electronic Equipment, Instruments & Components 0.6%
CDW LLC/CDW Finance Corp., 8.50%, 04/01/19	175,000	191,625
Flextronics International Ltd., 5.00%, 02/15/23	125,000	125,625

		317,250

Energy Equipment & Services 1.4%
Hiland Partners LP/Hiland Partners Finance Corp., 7.25%, 10/01/20 (b)	300,000	326,250
Key Energy Services, Inc., 6.75%, 03/01/21	275,000	289,437
SESI LLC, 7.13%, 12/15/21	115,000	129,519

		745,206

Food & Staples Retailing 0.6%
CST Brands, Inc., 5.00%, 05/01/23	25,000	24,875
Rite Aid Corp., 9.25%, 03/15/20	150,000	171,187
Roundy’s Supermarkets, Inc., 10.25%, 12/15/20 (b)	125,000	134,063

		330,125

Food Products 1.4%
Agrokor DD, 8.88%, 02/01/20 (b)	300,000	332,765
ARAMARK Corp., 5.75%, 03/15/20	125,000	130,625
Diamond Foods, Inc., 7.00%, 03/15/19 (b)	125,000	129,375
FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc., 9.88%, 02/01/20 (b)	125,000	134,062

		726,827

Gas Utilities 3.8%
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 5.88%, 08/01/23	275,000	270,875
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.13%, 03/01/22 (b)	250,000	262,187
El Paso Corp., 7.75%, 01/15/32	120,000	129,552

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., 6.50%, 05/15/21	$250,000	$269,062
Regency Energy Partners LP/Regency Energy Finance Corp., 6.50%, 07/15/21	250,000	268,438
Sabine Pass Liquefaction LLC
5.63%, 02/01/21	550,000	569,250
6.25%, 03/15/22 (b)	100,000	104,875
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20 (b)	125,000	130,938

		2,005,177

Health Care Providers & Services 5.3%
Biomet, Inc., 6.50%, 08/01/20	225,000	246,656
CHS/Community Health Systems, Inc.
5.13%, 08/15/18	125,000	131,406
7.13%, 07/15/20	225,000	240,750
5.13%, 08/01/21 (b)	75,000	75,750
6.88%, 02/01/22 (b)	125,000	129,375
ConvaTec Healthcare E SA, 10.50%, 12/15/18 (b)	150,000	165,000
HCA, Inc.
3.75%, 03/15/19	75,000	75,469
7.75%, 05/15/21	150,000	165,000
7.50%, 02/15/22	375,000	427,500
5.88%, 03/15/22	100,000	107,250
5.00%, 03/15/24	50,000	49,625
Hologic, Inc., 6.25%, 08/01/20	100,000	105,750
MPH Acquisition Holdings LLC, 6.63%, 04/01/22 (b)	150,000	154,875
Omnicare, Inc., 7.75%, 06/01/20	42,000	45,885
Service Corp. International, 5.38%, 05/15/24 (b)	100,000	100,875
Tenet Healthcare Corp.
8.00%, 08/01/20	160,000	174,000
6.00%, 10/01/20 (b)	75,000	78,938
4.38%, 10/01/21	175,000	167,781
8.13%, 04/01/22	75,000	83,250
United Surgical Partners International, Inc., 9.00%, 04/01/20	75,000	83,719

		2,808,854

Hotels, Restaurants & Leisure 3.7%
Caesars Entertainment Operating Co., Inc.
11.25%, 06/01/17	175,000	166,687
8.00%, 10/01/20 (b)	75,000	77,813
Diamond Resorts Corp., 12.00%, 08/15/18	365,000	396,481

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Hotels, Restaurants & Leisure (continued)
Felcor Lodging LP, 6.75%, 06/01/19	$165,000	$176,550
GLP Capital LP/GLP Financing II, Inc., 4.88%, 11/01/20 (b)	225,000	231,750
Greektown Holdings LLC/Greektown Mothership Corp., 8.88%, 03/15/19 (b)	125,000	128,594
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	250,000	256,250
Shingle Springs Tribal Gaming Authority, 9.75%, 09/01/21 (b)	175,000	194,906
Speedway Motorsports, Inc., 6.75%, 02/01/19	75,000	79,500
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.38%, 06/01/21 (b)	175,000	171,281
Tunica-Biloxi Gaming Authority, 9.00%, 11/15/15 (b)	65,000	53,869

		1,933,681

Household Durables 1.7%
DR Horton, Inc., 4.38%, 09/15/22	125,000	123,438
K Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (b)	175,000	189,000
KB Home, 7.25%, 06/15/18	150,000	168,000
Standard Pacific Corp.
10.75%, 09/15/16	115,000	137,425
8.38%, 01/15/21	150,000	177,750
WESCO Distribution, Inc., 5.38%, 12/15/21 (b)	100,000	101,750

		897,363

Household Products 1.2%
Century Intermediate Holding Co. 2, 9.75%, 02/15/19 (b)(c)	125,000	133,125
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 8.25%, 02/15/21	300,000	324,750
Spectrum Brands, Inc.
6.38%, 11/15/20	100,000	108,500
6.63%, 11/15/22	75,000	81,938

		648,313

Industrial Conglomerates 0.3%
Bombardier, Inc., 7.75%, 03/15/20 (b)	150,000	170,625

Information Technology Services 1.1%
First Data Corp.
12.63%, 01/15/21	350,000	420,000
10.63%, 06/15/21	150,000	169,875

		589,875

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance 0.7%
AXA SA, 6.38%, 12/14/36 (b)(d)	$150,000	$160,125
Liberty Mutual Group, Inc., 10.75%, 06/15/58 (a)(b)	90,000	136,350
XL Group PLC, Series E, 6.50%, 04/15/17 (d)	75,000	74,250

		370,725

Internet Software & Services 0.7%
Equinix, Inc.
7.00%, 07/15/21	150,000	167,438
5.38%, 04/01/23	175,000	178,500

		345,938

Leisure Products 0.1%
Brunswick Corp., 4.63%, 05/15/21 (b)	75,000	73,687

Machinery 1.0%
Case New Holland, Inc., 7.88%, 12/01/17	225,000	264,375
Huntington Ingalls Industries, Inc., 7.13%, 03/15/21	100,000	110,500
Manitowoc Co., Inc. (The), 8.50%, 11/01/20	150,000	168,000

		542,875

Marine 0.6%
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.13%, 11/15/21 (b)	150,000	156,000
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc, 7.38%, 01/15/22 (b)	150,000	154,125

		310,125

Media 10.3%
Cablevision Systems Corp., 5.88%, 09/15/22	50,000	50,500
CCO Holdings LLC/CCO Holdings Capital Corp.
8.13%, 04/30/20	475,000	520,125
6.50%, 04/30/21	100,000	106,500
6.63%, 01/31/22	125,000	134,062
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (b)	125,000	121,875
Cinemark USA, Inc., 4.88%, 06/01/23	150,000	145,500
Clear Channel Communications, Inc.
9.00%, 12/15/19	125,000	133,125
14.00%, 02/01/21 (c)	192,326	197,615
Cogeco Cable, Inc., 4.88%, 05/01/20 (b)	150,000	150,750

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
DISH DBS Corp., 7.88%, 09/01/19	$525,000	$623,438
Gannett Co., Inc.
5.13%, 07/15/20 (b)	50,000	51,625
6.38%, 10/15/23 (b)	100,000	106,000
Intelsat Jackson Holdings SA
7.25%, 10/15/20	375,000	405,937
5.50%, 08/01/23 (b)	125,000	122,344
Intelsat Luxembourg SA, 7.75%, 06/01/21	225,000	235,125
Lamar Media Corp., 5.38%, 01/15/24 (b)	50,000	51,500
McClatchy Co. (The), 9.00%, 12/15/22	225,000	256,500
Nara Cable Funding Ltd., 8.88%, 12/01/18 (b)	400,000	431,500
Numericable Group SA
4.88%, 05/15/19 (b)	200,000	202,638
6.25%, 05/15/24 (b)	250,000	256,066
Ono Finance II PLC, 10.88%, 07/15/19 (b)	150,000	167,250
Sirius XM Radio, Inc.
4.25%, 05/15/20 (b)	75,000	72,000
5.75%, 08/01/21 (b)	75,000	76,875
4.63%, 05/15/23 (b)	100,000	92,250
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 01/15/23 (b)	275,000	279,813
WideOpenWest Finance LLC/WideOpenWest Capital Corp., 10.25%, 07/15/19	250,000	282,500
WMG Acquisition Corp., 6.00%, 01/15/21 (b)	135,000	141,075

		5,414,488

Metals & Mining 3.0%
ArcelorMittal
6.75%, 02/25/22	100,000	110,929
7.50%, 10/15/39	175,000	183,831
7.25%, 03/01/41	125,000	127,227
Arch Coal, Inc.
9.88%, 06/15/19	125,000	108,125
7.25%, 06/15/21	100,000	75,125
Commercial Metals Co., 4.88%, 05/15/23	150,000	144,375
FMG Resources August 2006 Pty Ltd., 8.25%, 11/01/19 (b)	150,000	165,000
Hecla Mining Co., 6.88%, 05/01/21	275,000	266,062
Murray Energy Corp., 8.63%, 06/15/21 (b)	125,000	134,688
Steel Dynamics, Inc., 5.25%, 04/15/23	150,000	152,625

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining (continued)
Westmoreland Coal Co./Westmoreland Partners, 10.75%, 02/01/18 (b)	$100,000	$109,250

		1,577,237

Multi-Utilities & Unregulated Power 1.7%
Calpine Corp.
7.88%, 07/31/20 (b)	160,000	175,200
6.00%, 01/15/22 (b)	200,000	212,000
NRG Energy, Inc.
8.25%, 09/01/20	225,000	248,063
6.25%, 07/15/22 (b)	250,000	258,125

		893,388

Oil, Gas & Consumable Fuels 11.6%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 9.63%, 10/15/18	290,000	306,675
Antero Resources Finance Corp.
6.00%, 12/01/20	275,000	294,250
5.38%, 11/01/21 (b)	100,000	102,000
Athlon Holdings LP/Athlon Finance Corp., 6.00%, 05/01/22 (b)	50,000	50,625
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.50%, 04/15/21 (b)	150,000	150,750
7.63%, 01/15/22	125,000	131,562
Chaparral Energy, Inc., 7.63%, 11/15/22	150,000	159,750
Chesapeake Energy Corp., 6.63%, 08/15/20	125,000	140,281
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.63%, 11/15/19	125,000	130,156
Continental Resources, Inc.
5.00%, 09/15/22	200,000	210,750
4.50%, 04/15/23	200,000	209,750
Denbury Resources, Inc., 5.50%, 05/01/22	200,000	201,750
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 05/01/20	225,000	259,875
Forest Oil Corp., 7.25%, 06/15/19	137,000	120,560
Halcon Resources Corp.
9.75%, 07/15/20	125,000	133,593
9.75%, 07/15/20 (b)	125,000	133,594
Hilcorp Energy I LP/Hilcorp Finance Co., 7.63%, 04/15/21 (b)	150,000	164,625
Kodiak Oil & Gas Corp., 5.50%, 02/01/22	125,000	127,812
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.63%, 12/01/21	100,000	100,000

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Linn Energy LLC/Linn Energy Finance Corp., 8.63%, 04/15/20	$185,000	$199,800
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 05/01/21	275,000	289,438
Memorial Resource Development LLC/Memorial Resource Finance Corp., 10.00%, 12/15/18 (b)(c)	175,000	179,813
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 10.75%, 10/01/20	450,000	486,000
Oasis Petroleum, Inc.
6.50%, 11/01/21	125,000	133,438
6.88%, 03/15/22 (b)	250,000	270,000
Offshore Group Investment Ltd., 7.50%, 11/01/19	250,000	260,000
Pacific Drilling SA, 5.38%, 06/01/20 (b)	500,000	489,291
PetroBakken Energy Ltd., 8.63%, 02/01/20 (b)	125,000	127,656
Quicksilver Resources, Inc., 7.13%, 04/01/16	115,000	106,088
Rice Energy, Inc., 6.25%, 05/01/22 (b)	125,000	125,000
Samson Investment Co., 10.75%, 02/15/20 (b)	125,000	131,875
SandRidge Energy, Inc., 8.75%, 01/15/20	110,000	118,938
Ultra Petroleum Corp., 5.75%, 12/15/18 (b)	75,000	78,750

		6,124,445

Paper & Forest Products 1.5%
Boise Cascade Co., 6.38%, 11/01/20	200,000	215,500
Clearwater Paper Corp., 4.50%, 02/01/23	25,000	24,187
Masco Corp., 7.13%, 03/15/20	100,000	116,000
Mercer International, Inc., 9.50%, 12/01/17	205,000	221,400
Smurfit Kappa Acquisitions, 4.88%, 09/15/18 (b)	200,000	212,434

		789,521

Personal Products 0.4%
Revlon Consumer Products Corp., 5.75%, 02/15/21	200,000	201,000

Pharmaceuticals 2.5%
Capsugel SA, 7.00%, 05/15/19 (b)(c)	125,000	129,531
Endo Health Solutions, Inc., 7.25%, 01/15/22	100,000	109,250

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals (continued)
Forest Laboratories, Inc., 5.00%, 12/15/21 (b)	$125,000	$133,594
Grifols Worldwide Operations Ltd., 5.25%, 04/01/22 (b)	200,000	204,500
Par Pharmaceutical Cos., Inc., 7.38%, 10/15/20	75,000	81,000
Pinnacle Merger Sub, Inc., 9.50%, 10/01/23 (b)	150,000	165,000
Valeant Pharmaceuticals International, Inc.
7.00%, 10/01/20 (b)	295,000	317,125
7.50%, 07/15/21 (b)	75,000	83,625
VPI Escrow Corp., 6.38%, 10/15/20 (b)	75,000	80,625

		1,304,250

Real Estate Management & Development 0.3%
CBRE Services, Inc., 5.00%, 03/15/23	175,000	176,313

Road & Rail 1.0%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50%, 04/01/23	125,000	126,719
Hertz Corp. (The), 5.88%, 10/15/20	100,000	106,500
United Rentals North America, Inc., 6.13%, 06/15/23	250,000	269,375

		502,594

Semiconductors & Semiconductor Equipment 0.7%
Advanced Micro Devices, Inc., 6.75%, 03/01/19 (b)	125,000	129,687
NXP BV/NXP Funding LLC, 5.75%, 02/15/21 (b)	200,000	211,500

		341,187

Software 2.3%
Activision Blizzard, Inc., 5.63%, 09/15/21 (b)	75,000	79,875
BMC Software Finance, Inc., 8.13%, 07/15/21 (b)	125,000	130,937
Epicor Software Corp., 8.63%, 05/01/19	200,000	218,000
IMS Health, Inc., 6.00%, 11/01/20 (b)	125,000	131,875
Infor US, Inc.
11.50%, 07/15/18	75,000	86,625
9.38%, 04/01/19	175,000	196,437
MedAssets, Inc., 8.00%, 11/15/18	150,000	159,375
NCR Corp.
5.88%, 12/15/21 (b)	125,000	132,188
6.38%, 12/15/23 (b)	50,000	53,375

		1,188,687

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Specialty Retail 3.0%
Burlington Coat Factory Warehouse Corp., 10.00%, 02/15/19	$275,000	$303,875
Burlington Holdings LLC/Burlington Holding Finance, Inc., 9.00%, 02/15/18 (b)(c)	19,000	19,427
Claire’s Stores, Inc.
8.88%, 03/15/19	25,000	20,813
9.00%, 03/15/19 (b)	100,000	103,750
7.75%, 06/01/20 (b)	75,000	51,375
Michaels FinCo Holdings LLC/Michaels FinCo, Inc., 7.50%, 08/01/18 (b)(c)	125,000	128,125
Michaels Stores, Inc., 5.88%, 12/15/20 (b)	75,000	75,750
Party City Holdings, Inc., 8.88%, 08/01/20	250,000	279,375
PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.75%, 08/15/19 (b)(c)	75,000	77,625
Petco Animal Supplies, Inc., 9.25%, 12/01/18 (b)	195,000	209,381
Petco Holdings, Inc., 8.50%, 10/15/17 (b)(c)	150,000	153,000
rue21, Inc., 9.00%, 10/15/21 (b)	200,000	136,000

		1,558,496

Textiles, Apparel & Luxury Goods 0.3%
William Carter Co. (The), 5.25%, 08/15/21 (b)	150,000	155,250

Wireless Telecommunication Services 2.3%
Sprint Communications, Inc., 7.00%, 03/01/20 (b)	125,000	143,750
Sprint Corp.
7.25%, 09/15/21 (b)	350,000	380,625
7.13%, 06/15/24 (b)	75,000	78,375
Sprint Nextel Corp., 9.00%, 11/15/18 (b)	210,000	256,725
T-Mobile USA, Inc., 6.63%, 04/01/23	150,000	160,500
VimpelCom Holdings BV, 6.25%, 03/01/17 (b)	200,000	200,000

		1,219,975

Total Corporate Bonds (cost $48,525,343)		50,494,921

Common Stock 0.0%†

	Shares	Market Value

Hotels, Restaurants & Leisure 0.0%†
American Restaurant Group, Inc. * (f)	972	$0

Total Common Stock (cost $ —)		0

Warrant 0.0%†

	Number of Warrants

Aerospace & Defense 0.0%†
Sabreliner Corp., expiring on 06/08/18* (f)	8,400	0

Total Warrant (cost $0)		0

Yankee Dollar 0.7%

	Principal Amount

Banks 0.7%
Royal Bank of Scotland Group PLC, 6.13%, 12/15/22	$325,000	346,848

Total Yankee Dollar (cost $329,050)		346,848

Mutual Fund 4.2%

	Shares

Money Market Fund 4.2%
Fidelity Institutional Money Market Fund — Institutional Class, 0.09% (g)	2,221,437	2,221,437

Total Mutual Fund (cost $2,221,437)		2,221,437

Total Investments (cost $51,154,944) (h) — 101.0%		53,174,969

Liabilities in excess of other assets — (1.0)%		(509,152)

NET ASSETS — 100.0%		$52,665,817

*	Denotes a non-income producing security.

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2014. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide High Yield Bond Fund (Continued)

deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2014 was $21,224,498 which represents 40.30% of net assets.

(c)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the payment-in-kind rate.

(d)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2014. The maturity date reflects the next call date.

(e)	Security in default.

(f)	Illiquid security.

(g)	Represents 7-day effective yield as of April 30, 2014.

(h)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AG	Stock Corporation

BV	Private Limited Liability Company

GmbH	Limited Liability Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

PLC	Public Limited Company

SA	Stock Company

SAB de CV	Public Traded Company

SAU	Single Shareholder Corporation

ULC	Unlimited Liability Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide High Yield Bond Fund
Assets:
Investments, at value (cost $51,154,944)	$53,174,969
Cash	27,497
Interest and dividends receivable	864,340
Receivable for investments sold	181,281
Receivable for capital shares issued	103,856
Prepaid expenses	36,497

Total Assets	54,388,440

Liabilities:
Payable for investments purchased	1,531,811
Distributions payable	19,751
Payable for capital shares redeemed	95,445
Accrued expenses and other payables:
Investment advisory fees	11,388
Fund administration fees	11,434
Distribution fees	9,609
Administrative servicing fees	1,804
Accounting and transfer agent fees	21,995
Trustee fees	177
Custodian fees	552
Compliance program costs (Note 3)	34
Professional fees	16,652
Printing fees	264
Other	1,707

Total Liabilities	1,722,623

Net Assets	$52,665,817

Represented by:
Capital	$87,292,922
Accumulated distributions in excess of net investment income	(231)
Accumulated net realized losses from investments	(36,646,899)
Net unrealized appreciation/(depreciation) from investments	2,020,025

Net Assets	$52,665,817

Net Assets:
Class A Shares	$26,323,246
Class C Shares	6,819,489
Institutional Service Class Shares	162,379
Institutional Class Shares	19,360,703

Total	$52,665,817

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,094,514
Class C Shares	1,054,384
Institutional Service Class Shares	25,067
Institutional Class Shares	2,992,805

Total	8,166,770

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide High Yield Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$6.43
Class C Shares (b)	$6.47
Institutional Service Class Shares	$6.48
Institutional Class Shares	$6.47
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.72

Maximum Sales Charge:
Class A Shares	4.25%

(a)	For Class A Shares, the redemption price per share is reduced by 0.75% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 0.75% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide High Yield Bond Fund
INVESTMENT INCOME:
Interest income	$1,764,188
Dividend income	352

Total Income	1,764,540

EXPENSES:
Investment advisory fees	145,951
Fund administration fees	57,037
Distribution fees Class A	32,521
Distribution fees Class C	26,391
Administrative servicing fees Class A	4,583
Administrative servicing fees Class C	114
Administrative servicing fees Institutional Service Class	124
Registration and filing fees	26,882
Professional fees	20,206
Printing fees	5,606
Trustee fees	869
Custodian fees	998
Accounting and transfer agent fees	20,891
Compliance program costs (Note 3)	96
Other	2,627

Total expenses before earnings credit and expenses reimbursed	344,896

Earnings credit (Note 5)	(27)
Expenses reimbursed by adviser (Note 3)	(81,978)

Net Expenses	262,891

NET INVESTMENT INCOME	1,501,649

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	751,266
Net change in unrealized appreciation/(depreciation) from investments	170,131

Net realized/unrealized gains from investments	921,397

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,423,046

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide High Yield Bond Fund
	Six Months Ended April 30, 2014 (Unaudited)	Period Ended October 31, 2013 (a)	Year Ended June 30, 2013
Operations:
Net investment income	$1,501,649	$1,083,037	$4,338,048
Net realized gains from investments	751,266	686,093	2,537,710
Net change in unrealized appreciation/(depreciation) from investments	170,131	905,452	(1,139,652)

Change in net assets resulting from operations	2,423,046	2,674,582	5,736,106

Distributions to Shareholders From:
Net investment income:
Class A	(733,119)	(529,882)	(2,013,066)
Class C	(180,812)	(134,069)	(449,046)
Institutional Service Class	(3,657)	(1,768)	(2,858	)(b)
Institutional Class	(584,061)	(416,674)	(2,351,236)

Change in net assets from shareholder distributions	(1,501,649)	(1,082,393)	(4,816,206)

Change in net assets from capital transactions	(3,233,753)	(4,063,818)	(24,259,733)

Change in net assets	(2,312,356)	(2,471,629)	(23,339,833)

Net Assets:
Beginning of period	54,978,173	57,449,802	80,789,635

End of period	$52,665,817	$54,978,173	$57,449,802

Accumulated distributions in excess of net investment income at end of period	$(231)	$(231)	$(875)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,837,555	$579,911	$2,056,869
Dividends reinvested	646,707	377,955	1,236,310
Cost of shares redeemed	(3,190,786)	(2,164,072)	(13,013,005)

Total Class A Shares	(706,524)	(1,206,206)	(9,719,826)

Class C Shares
Proceeds from shares issued	135,940	228,950	406,218
Dividends reinvested	170,320	100,934	288,353
Cost of shares redeemed	(1,215,729)	(304,732)	(1,309,701)

Total Class C Shares	(909,469)	25,152	(615,130)

Institutional Service Class Shares
Proceeds from shares issued	85,908	–	87,290	(b)
Dividends reinvested	3,657	1,768	2,858	(b)
Cost of shares redeemed	(22,344)	–	–	(b)

Total Institutional Service Class Shares	67,221	1,768	90,148	(b)

(a)	For the period from July 1, 2013 through October 31, 2013.
(b)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013.

Statements of Changes in Net Assets (Continued)

	Nationwide High Yield Bond Fund
	Six Months Ended April 30, 2014 (Unaudited)	Period Ended October 31, 2013 (a)	Year Ended June 30, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$1,069,769	$351,803	$2,902,346
Dividends reinvested	484,634	316,053	2,146,515
Cost of shares redeemed	(3,239,384)	(3,552,388)	(19,063,786)

Total Institutional Class Shares	(1,684,981)	(2,884,532)	(14,014,925)

Change in net assets from capital transactions	$(3,233,753)	$(4,063,818)	$(24,259,733)

SHARE TRANSACTIONS:
Class A Shares
Issued	288,822	94,042	324,602
Reinvested	101,434	60,721	197,608
Redeemed	(502,061)	(349,676)	(2,086,301)

Total Class A Shares	(111,805)	(194,913)	(1,564,091)

Class C Shares
Issued	21,242	36,646	63,856
Reinvested	26,559	16,110	45,842
Redeemed	(190,464)	(48,886)	(208,596)

Total Class C Shares	(142,663)	3,870	(98,898)

Institutional Service Class Shares
Issued	13,468	–	13,815 (b)
Reinvested	567	282	450 (b)
Redeemed	(3,515)	–	– (b)

Total Institutional Service Class Shares	10,520	282	14,265 (b)

Institutional Class Shares
Issued	167,483	55,743	460,481
Reinvested	75,494	50,506	341,196
Redeemed	(504,583)	(573,475)	(3,039,682)

Total Institutional Class Shares	(261,606)	(467,226)	(2,238,005)

Total change in shares	(505,554)	(657,987)	(3,886,729)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from July 1, 2013 through October 31, 2013.
(b)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide High Yield Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Six Months Ended April 30, 2014 (g) (Unaudited)	$6.32	0.18	0.11	0.29	(0.18)	(0.18)	–	$6.43	4.61%		$26,323,246	1.04%	5.64%	1.35%	25.43%
Period Ended October 31, 2013 (g)(h)	$6.14	0.12	0.18	0.30	(0.12)	(0.12)	–	$6.32	4.98%		$26,581,284	1.01%	5.89%	1.60%	22.92%
Year Ended June 30, 2013 (g)	$6.09	0.39	0.08	0.47	(0.42)	(0.42)	–	$6.14	7.82%		$27,010,702	1.13%	6.15%	1.38%	56.76%
Year Ended June 30, 2012 (g)	$6.22	0.42	(0.13)	0.29	(0.42)	(0.42)	–	$6.09	5.06%		$36,305,809	1.20%	6.98%	1.33%	50.00%
Year Ended June 30, 2011 (g)	$5.89	0.48	0.34	0.82	(0.49)	(0.49)	–	$6.22	14.30%		$40,987,009	1.20%	7.73%	1.37%	55.00%
Year Ended June 30, 2010 (g)	$5.16	0.57	0.71	1.28	(0.55)	(0.55)	–	$5.89	25.49%		$36,333,534	1.20%	9.80%	1.38%	61.00%
Year Ended June 30, 2009 (g)	$6.19	0.50	(1.00)	(0.50)	(0.53)	(0.53)	–	$5.16	(7.12%	)	$39,859,100	1.20%	9.96%	1.33%	92.00%

Class C Shares
Six Months Ended April 30, 2014 (g) (Unaudited)	$6.36	0.16	0.11	0.27	(0.16)	(0.16)	–	$6.47	4.34%		$6,819,489	1.50%	5.14%	1.81%	25.43%
Period Ended October 31, 2013 (g)(h)	$6.17	0.11	0.19	0.30	(0.11)	(0.11)	–	$6.36	4.95%		$7,610,065	1.50%	5.36%	2.08%	22.92%
Year Ended June 30, 2013 (g)	$6.09	0.37	0.08	0.45	(0.37)	(0.37)	–	$6.17	7.49%		$7,366,722	1.40%	5.83%	1.66%	56.76%
Year Ended June 30, 2012 (g)	$6.23	0.39	(0.14)	0.25	(0.39)	(0.39)	–	$6.09	4.35%		$7,872,256	1.70%	6.46%	1.83%	50.00%
Year Ended June 30, 2011 (g)	$5.90	0.45	0.34	0.79	(0.46)	(0.46)	–	$6.23	13.72%		$9,164,527	1.70%	7.24%	1.86%	55.00%
Year Ended June 30, 2010 (g)	$5.16	0.54	0.72	1.26	(0.52)	(0.52)	–	$5.90	25.07%		$8,901,805	1.70%	9.27%	1.88%	61.00%
Year Ended June 30, 2009 (g)	$6.19	0.48	(1.01)	(0.53)	(0.50)	(0.50)	–	$5.16	(7.60%	)	$7,071,706	1.70%	9.41%	1.86%	92.00%

Institutional Service Class Shares
Six Months Ended April 30, 2014 (g) (Unaudited)	$6.37	0.18	0.11	0.29	(0.18)	(0.18)	–	$6.48	4.61%		$162,379	0.94%	5.66%	1.24%	25.43%
Period Ended October 31, 2013 (g)(h)	$6.18	0.12	0.19	0.31	(0.12)	(0.12)	–	$6.37	5.11%		$92,615	1.00%	5.85%	1.58%	22.92%
Period Ended June 30, 2013 (g)(i)	$6.23	0.23	(0.04)	0.19	(0.24)	(0.24)	–	$6.18	2.94%		$88,199	0.94%	6.06%	1.21%	56.76%

Institutional Class Shares
Six Months Ended April 30, 2014 (g) (Unaudited)	$6.36	0.19	0.11	0.30	(0.19)	(0.19)	–	$6.47	4.72%		$19,360,703	0.75%	5.88%	1.06%	25.43%
Period Ended October 31, 2013 (g)(h)	$6.18	0.13	0.18	0.31	(0.13)	(0.13)	–	$6.36	5.04%		$20,694,209	0.75%	6.11%	1.33%	22.92%
Year Ended June 30, 2013 (g)	$6.14	0.41	0.09	0.50	(0.46)	(0.46)	–	$6.18	8.25%		$22,984,179	0.84%	6.42%	1.05%	56.76%
Year Ended June 30, 2012 (g)	$6.27	0.44	(0.13)	0.31	(0.44)	(0.44)	–	$6.14	5.27%		$36,611,570	0.95%	7.23%	1.01%	50.00%
Year Ended June 30, 2011 (g)	$5.94	0.50	0.34	0.84	(0.51)	(0.51)	–	$6.27	14.47%		$44,749,982	0.95%	7.97%	1.03%	55.00%
Year Ended June 30, 2010 (g)	$5.20	0.59	0.71	1.30	(0.56)	(0.56)	–	$5.94	25.80%		$37,151,647	0.95%	10.08%	1.05%	61.00%
Year Ended June 30, 2009 (g)	$6.23	0.52	(1.01)	(0.49)	(0.54)	(0.54)	–	$5.20	(6.83%	)	$61,421,152	0.95%	10.07%	1.06%	92.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from July 1, 2013 through October 31, 2013.
(i)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013. Total return is calculated based on inception date of November 21, 2012 through October 31, 2013.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Inflation-Protected Securities Fund

For the semiannual period ended April 30, 2014, the Nationwide Inflation-Protected Securities Fund (Institutional Class) returned 0.74% versus 0.70% for its benchmark, the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM. For broader comparison, the median return for the Fund’s closest Lipper peer category of Inflation Protected Bond Funds (consisting of 212 funds as of April 30, 2014) was 0.48% for the same time period.

During the six-month reporting period, the financial markets and the economy were affected by monetary policy actions, geopolitical events and the aftermath of extreme weather events. Also during the period, the Federal Reserve initiated the scaling back of its monthly bond purchases and began the unwinding of the quantitative easing (QE) program. While the Fed did not commit to a defined monthly purchase reduction schedule, the Fed’s prevailing pace implied that the purchases could end by the fourth quarter of 2014. At the same time, the Fed hinted that outright tightening of monetary policy could be deferred until some time in 2015 or beyond, depending on progress in the economic environment. The conflict in Ukraine, and uncertainty as to its impacts on the global economy, as well as the extreme weather conditions experienced during the reporting period contributed to financial market volatility. Despite these impacts, on balance economic conditions continued to strengthen during the reporting period, particularly in the area of employment figures. Treasury yields rose early in the reporting period then declined in the second half of the period, though still ending slightly higher for the period.

While showing strength late in the reporting period, Treasury Inflation-Protected Securities (TIPS) had a difficult time fully recovering from the selling pressures the asset class experienced in 2013. As the reporting period progressed, TIPS firmed on signs of strength in the economy and the potential for resulting inflation.

Consistent with the benchmark and the objective of the Fund, the portfolio was fully invested in TIPS during the reporting period, excluding a cash position for liquidity purposes. The portfolio held a slight overweight position in shorter-duration TIPS, as well as an overall portfolio duration that was slightly shorter than that of the benchmark, benefiting relative Fund performance during the reporting period. The cash position was the largest detractor from performance.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck; and Gary R. Hunt, CFA

The Fund is subject to the risks of investing in fixed-income securities. The Fund also is subject to inflation-protected bonds risk since the inflation adjustment feature of these bonds can cause them to have lower yields than those of conventional fixed-rate bonds. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Inflation-Protected Securities Fund

Objective

The Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.

Highlights

•

The Nationwide Inflation-Protected Securities Fund (Institutional Class) returned 0.74 % for the semiannual period, outperforming the Barclays TIPS IndexSM by 0.04% and the Lipper peer category median by 0.26%.

•	As the reporting period progressed, TIPS firmed on signs of strength in the economy and the potential for resulting inflation.

•

The portfolio held a slight overweight position in shorter-duration TIPS, as well as an overall portfolio duration that was slightly shorter than that of the benchmark, benefiting relative Fund performance during the reporting period.

Asset Allocation†

U.S. Treasury Notes	62.8%
U.S. Treasury Bonds	36.4%
Mutual Fund	0.6%
Other assets in excess of liabilities	0.2%
100.0%

Top Holdings††

U.S. Treasury Inflation Indexed Notes, 0.13%, 04/15/18	12.9%
U.S. Treasury Inflation Indexed Notes, 0.13%, 04/15/17	12.3%
U.S. Treasury Inflation Indexed Notes, 1.13%, 01/15/21	11.1%
U.S. Treasury Inflation Indexed Bonds, 2.38%, 01/15/25	10.5%
U.S. Treasury Inflation Indexed Notes, 0.13%, 04/15/16	8.2%
U.S. Treasury Inflation Indexed Bonds, 3.38%, 04/15/32	8.0%
U.S. Treasury Inflation Indexed Notes, 1.88%, 07/15/15	7.5%
U.S. Treasury Inflation Indexed Notes, 0.13%, 07/15/22	6.7%
U.S. Treasury Inflation Indexed Bonds, 2.13%, 02/15/41	4.4%
U.S. Treasury Inflation Indexed Notes, 0.63%, 07/15/21	4.3%
Other Holdings	14.1%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Percentages indicated are based upon total investments as of April 30, 2014.

Fund Performance	Nationwide Inflation-Protected Securities Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	Inception
Class A	w/o SC1	0.64%	(5.68)%	(3.27)%	[2]
	w/ SC3	(1.66)%	(9.72)%	(5.81)%	[2]
Institutional Class[4]		0.74%	(5.37)%	(3.01)%	[2]
Barclays U.S. TIPS IndexSM		0.70%	(5.97)%	(3.14)%
CPI		1.51%	1.95%	1.54%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of September 17, 2012.

[3]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[4]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	0.61%	0.55%
Institutional Class	0.36%	0.30%

*	Current effective prospectus dated March 1, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance (con’t.)	Nationwide Inflation-Protected Securities Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Inflation-Protected Securities Fund from inception through 4/30/14 versus the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM and the Consumer Price Index (CPI) from 10/1/12 through 4/30/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Inflation-Protected Securities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Inflation-Protected Securities Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14	Expense Ratio During Period (%) 11/01/13 - 04/30/14
Class A Shares	Actual	[a]	1,000.00	1,006.40	2.74	0.55
	Hypothetical	[a,b]	1,000.00	1,022.07	2.76	0.55
Institutional Class Shares	Actual	[a]	1,000.00	1,007.40	1.49	0.30
	Hypothetical	[a,b]	1,000.00	1,023.31	1.51	0.30

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Inflation-Protected Securities Fund

U.S. Treasury Bonds 36.4%

	Principal Amount	Market Value

U.S. Treasury Inflation Indexed Bonds
2.38%, 01/15/25 (a)	$21,300,000	$31,587,284
1.75%, 01/15/28 (a)	4,800,000	6,059,290
3.63%, 04/15/28 (a)	5,350,000	10,715,950
2.50%, 01/15/29 (a)	4,750,000	6,414,920
3.88%, 04/15/29 (a)	3,300,000	6,757,944
3.38%, 04/15/32 (a)	12,800,000	23,856,398
2.13%, 02/15/41 (a)	9,900,000	13,121,298
0.75%, 02/15/42 (a)	11,500,000	10,772,734

Total U.S. Treasury Bonds (cost $115,739,347)		109,285,818

U.S. Treasury Notes 62.8%
U.S. Treasury Inflation Indexed Notes
1.88%, 07/15/15 (a)	17,700,000	22,359,397
0.13%, 04/15/16 (a)	22,350,000	24,452,556
0.13%, 04/15/17 (a)	34,500,000	36,781,967
0.13%, 04/15/18 (a)	37,000,000	38,601,110
1.13%, 01/15/21 (a)	29,000,000	33,274,389
0.63%, 07/15/21 (a)	11,950,000	12,920,838
0.13%, 07/15/22 (a)	20,000,000	20,186,097

Total U.S. Treasury Notes (cost $192,308,149)		188,576,354

Mutual Fund 0.6%

	Shares

Money Market Fund 0.6%
Fidelity Institutional Money Market Fund — Institutional Class, 0.09% (b)	1,887,442	1,887,442

Total Mutual Fund (cost $1,887,442)		1,887,442

Total Investments (cost $309,934,938) (c) — 99.8%		299,749,614

Other assets in excess of liabilities — 0.2%		582,815

NET ASSETS — 100.0%		$300,332,429

(a)	Principal amounts are not adjusted for inflation.

(b)	Represents 7-day effective yield as of April 30, 2014.

(c)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Inflation-Protected Securities Fund
Assets:
Investments, at value (cost $309,934,938)	$299,749,614
Interest and dividends receivable	616,184
Receivable for capital shares issued	6,741
Prepaid expenses	18,952

Total Assets	300,391,491

Liabilities:
Payable for capital shares redeemed	10,357
Accrued expenses and other payables:
Investment advisory fees	21,037
Fund administration fees	9,621
Distribution fees	8
Accounting and transfer agent fees	179
Trustee fees	387
Custodian fees	1,614
Compliance program costs (Note 3)	145
Professional fees	13,325
Printing fees	454
Other	1,935

Total Liabilities	59,062

Net Assets	$300,332,429

Represented by:
Capital	$314,232,117
Accumulated distributions in excess of net investment loss	(231,444)
Accumulated net realized losses from investments	(3,482,920)
Net unrealized appreciation/(depreciation) from investments	(10,185,324)

Net Assets	$300,332,429

Net Assets:
Class A Shares	$39,358
Institutional Class Shares	300,293,071

Total	$300,332,429

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,155
Institutional Class Shares	31,569,664

Total	31,573,819

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide Inflation-Protected Securities Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.47
Institutional Class Shares	$9.51
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.69

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares, the redemption price per share is reduced by 0.75% on sales of shares of original purchases of $500,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Inflation-Protected Securities Fund
INVESTMENT INCOME:
Interest income	$114,909
Dividend income	788

Total Income	115,697

EXPENSES:
Investment advisory fees	182,687
Fund administration fees	55,751
Distribution fees Class A	44
Registration and filing fees	14,761
Professional fees	17,137
Printing fees	5,705
Trustee fees	2,379
Custodian fees	2,975
Accounting and transfer agent fees	163
Compliance program costs (Note 3)	168
Other	3,381

Total expenses before expenses reimbursed	285,151

Expenses reimbursed by adviser (Note 3)	(64,629)

Net Expenses	220,522

NET INVESTMENT LOSS	(104,825)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net change in unrealized appreciation/(depreciation) from investments	1,790,808

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,685,983

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Inflation-Protected Securities Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net investment loss	$(104,825)	$(192,200)
Net realized losses from investments	–	(3,482,920)
Net change in unrealized appreciation/(depreciation) from investments	1,790,808	(12,140,544)

Change in net assets resulting from operations	1,685,983	(15,815,664)

Distributions to Shareholders From:
Net investment income:
Class A	–	(17)
Institutional Class	–	(172,628)

Change in net assets from shareholder distributions	–	(172,645)

Change in net assets from capital transactions	151,789,642	116,249,354

Change in net assets	153,475,625	100,261,045

Net Assets:
Beginning of period	146,856,804	46,595,759

End of period	$300,332,429	$146,856,804

Accumulated distributions in excess of net investment loss at end of period	$(231,444)	$(126,619)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,067	$19,514
Dividends reinvested	–	13
Cost of shares redeemed	(9,332)	(12)

Total Class A Shares	(265)	19,515

Institutional Class Shares
Proceeds from shares issued	154,083,801	202,402,817
Dividends reinvested	–	172,628
Cost of shares redeemed	(2,293,894)	(86,345,606)

Total Institutional Class Shares	151,789,907	116,229,839

Change in net assets from capital transactions	$151,789,642	$116,249,354

SHARE TRANSACTIONS:
Class A Shares
Issued	984	2,056
Reinvested	–	1
Redeemed	(1,002)	(1)

Total Class A Shares	(18)	2,056

Institutional Class Shares
Issued	16,262,203	20,125,559
Reinvested	–	17,246
Redeemed	(245,060)	(9,221,280)

Total Institutional Class Shares	16,017,143	10,921,525

Total change in shares	16,017,125	10,923,581

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Inflation-Protected Securities Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$9.41	(0.02)	0.08	0.06	–	–	$9.47	0.64%		$39,358	0.55%	(0.45%	)	0.64%	0.00%
Year Ended October 31, 2013 (f)	$10.05	–	(0.63)	(0.63)	(0.01)	(0.01)	$9.41	(6.29%	)	$39,275	0.55%	(0.05%	)	0.65%	37.88%
Period Ended October 31, 2012 (f)(g)	$10.00	0.02	0.03	0.05	–	–	$10.05	0.50%		$21,277	0.55%	1.75%		0.92%	0.00%

Institutional Class Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$9.44	(0.01)	0.08	0.07	–	–	$9.51	0.74%		$300,293,071	0.30%	(0.14%	)	0.39%	0.00%
Year Ended October 31, 2013 (f)	$10.06	(0.01)	(0.60)	(0.61)	(0.01)	(0.01)	$9.44	(6.09%	)	$146,817,529	0.30%	(0.10%	)	0.39%	37.88%
Period Ended October 31, 2012 (f)(g)	$10.00	0.02	0.04	0.06	–	–	$10.06	0.60%		$46,574,482	0.30%	2.03%		0.68%	0.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from September 18, 2012 (commencement of operations) through October 31, 2012. Total returns are calculated based on inception date of September 17, 2012 through October 31, 2012.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Money Market Fund

For the semiannual period ended April 30, 2014, the Nationwide Money Market Fund (Institutional Class) returned 0.00% versus 0.00% for its benchmark, the iMoneyNet Prime Retail Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Institutional Money Market Funds (consisting of 283 funds as of April 30, 2014) was 0.00% for the same time period.

During the reporting period, banking instruments (particularly involving European banks) provided the most opportunity for yield, while repurchase agreements (used for liquidity purposes) contributed the least to Fund performance. Below, we have also included a market discussion for each of the previous two quarters during the reporting period.

Throughout the fourth quarter of 2013, money market rates edged lower despite higher long-term bond yields, a strengthening economy and the much-anticipated arrival of Federal Reserve tapering (reduction of monetary easing). The downward drift was not dramatic — only a few basis points across the cash-yield curve — but the drift did suggest that the marketplace was growing more comfortable with the notion that Fed policymakers are committed to holding down short-term rates as they taper, starting with January 2014’s $10 billion reduction in the Fed’s $85 billion in monthly purchases of longer-term Treasury and Agency mortgage-backed securities. We still expect that short-term rates are more likely to rise than fall over the course of the next 12 months, aided by ongoing improvements in employment, manufacturing, housing and spending, as well as by less fiscal drag. All of this should make the economic environment in 2014 not only seem more like a typical recovery but also potentially behave more like one as well. This is not to suggest there will not be headwinds, particularly if midterm elections put a deep chill back in relations on Capitol Hill, where House Republicans and Senate Democrats recently struck a two-year budget deal. But the evidence to date argues for a move toward normalcy in the money markets, as in a steepening cash curve.

Money-market rates were essentially static in the first quarter of 2014 against a backdrop of uncommonly cold weather that created somewhat artificial and certainly uneven economic news. The economy was not volatile by any means, but it was hard to read, with indicators and measures seeming to oscillate daily between positive and negative. This did not stop the Fed from continuing to taper its $85 billion in monthly purchases of longer-term Treasury and Agency mortgage-backed securities. By the end of the first quarter of 2014, the Fed had lowered these asset purchases to $55 billion a month, a signal that the Fed had adopted an optimistic view of the domestic economy, despite the Fed’s insistence on keeping short-term target rates extraordinarily low. The quarter saw yet another kicking of the debt-ceiling can down the road, with Congress in mid-February waiving the debt limit for a year. And the quarter witnessed the ascension of Janet Yellen as the new Fed chair. For the most part, the transition from Ben Bernanke was seamless. Yellen continued a dovish approach to policy and a commitment to new and sophisticated monetary tools, such as reverse repurchase agreements that set a floor for rates that might have dipped to zero. Even with occasional disappointing economic figures and the frustratingly brutal weather, the last four months of the reporting period finished with an upward trend.

Subadviser:

Federated Investment Management Company

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Money Market Fund

Objective

The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity. The Fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share.

Asset Allocation†

Commercial Paper	57.2%
Repurchase Agreement	11.7%
Municipal Bonds	8.2%
Mutual Funds	7.4%
Corporate Bonds	6.7%
Certificates of Deposit	5.3%
Asset-Backed Securities	2.9%
U.S. Treasury Bill	0.9%
Liabilities in excess of other assets	(0.3%)
100.0%

Top Industries††

Finance-Commercial	15.1%
Banking	14.5%
Finance-Retail	13.2%
Sovereign	10.8%
Consumer Products	5.2%
Finance-Automotive	3.7%
Chemicals	3.2%
Electric Power	2.3%
Insurance	2.2%
Finance-Equipment	1.6%
Other Industries*	28.2%
100.0%

Top Holdings††

Federated Prime Cash Obligations Fund, Institutional Shares	5.2%
BlackRock MuniYield Investment Quality Fund, RB, 0.17%, 03/03/14	3.5%
Kells Funding, LLC, 05/15/14	3.2%
BASF SE, 06/02/14	3.2%
Jupiter Securitization Co. LLC, 10/01/10	3.2%
BlackRock Investment Quality Municipal Trust, Inc., RB, 0.17%, 03/03/14	2.9%
Caisse des Depots et Consignations (CDC), 05/15/14	2.7%
Fairway Finance Co. LLC, 0.17%, 07/31/14	2.4%
Electricite de France SA, 05/30/14	2.3%
Salisbury Receivables Co. LLC, 06/05/14	2.3%
Other Holdings*	69.1%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Percentages indicated are based upon total investments as of April 30, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

Fund Performance	Nationwide Money Market Fund

Average Annual Total Return

(For periods ended April 30, 2014)

	Six Months*	1 Yr.	5 Yr.	10 Yr.
Prime	0.00%	0.00%	0.00%	1.47%
Institutional Class	0.00%	0.00%	0.00%	1.50%
Service Class	0.00%	0.00%	0.00%	1.41%
iMoneyNet Prime Retail Index	0.00%	0.00%	0.46%	1.46%
CPI	1.51%	1.95%	2.14%	2.35%

*	Not annualized.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Prime	0.64%	0.64%
Institutional Class	0.49%	0.49%
Service Class	0.89%	0.76%

*	Current effective prospectus dated March 1, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance (con’t.)	Nationwide Money Market Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Money Market Fund versus the iMoneyNet Prime Retail Index and the Consumer Price Index (CPI) over the 10-year period ended 4/30/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Money Market Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Money Market Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14	Expense Ratio During Period (%) 11/01/13 - 04/30/14
Prime Shares	Actual	[a]	1,000.00	1,000.00	0.94	0.19
	Hypothetical[a,b]		1,000.00	1,023.85	0.95	0.19
Institutional Class Shares	Actual	[a]	1,000.00	1,000.00	0.94	0.19
	Hypothetical[a,b]		1,000.00	1,023.85	0.95	0.19
Service Class Shares	Actual	[a]	1,000.00	1,000.00	0.94	0.19
	Hypothetical[a,b]		1,000.00	1,023.85	0.95	0.19

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Money Market Fund

Asset-Backed Securities 2.9%

	Principal Amount	Market Value

Banking 0.9%
HLSS Servicer Advance Receivables Trust, Series 2013-MM1, Class A, 0.35%, 09/15/14 (a)(b)	$9,444,444	$9,444,444

Finance-Automotive 0.5%
California Republic Auto Receivables Trust, Series 2014-1, Class A1, 0.25%, 04/15/15 (c)	5,155,874	5,155,874

Finance-Equipment 1.5%
Ascentium Equipment Receivables LLC, Series 2014-1A, Class A1, 0.45%, 03/10/15 (d)	4,503,606	4,503,606
GreatAmerica Leasing Receivables, Series 2014-1, Class A1, 0.25%, 03/15/15 (d)	12,659,974	12,659,973

		17,163,579

Total Asset-Backed Securities (cost $31,763,897)		31,763,897

Certificates of Deposit 5.3%
Banking 5.3%
Bank of Montreal
0.33%, 07/11/14 (b)	13,000,000	13,000,000
0.22%, 09/17/14 (b)	10,000,000	10,000,000
Credit Suisse, Zurich, 0.23%, 08/14/14	15,000,000	15,000,000
PNC Bank N.A., 0.49%, 07/18/14 (b)	10,000,000	10,000,000
Toronto Dominion Bank
0.32%, 07/10/14	5,000,000	5,000,000
0.30%, 01/27/15	5,000,000	5,000,000

		58,000,000

Total Certificates of Deposit (cost $58,000,000)		58,000,000

Commercial Paper 57.2%
Banking 6.4%
Bedford Row Funding Corp.
0.33%, 06/06/14 (d)	5,000,000	4,998,350
0.32%, 09/26/14 (d)	20,000,000	19,973,689
HSBC USA, Inc., 0.24%, 09/05/14	4,500,000	4,496,190
ING US Funding LLC
0.21%, 07/24/14	8,000,000	7,996,080
0.21%, 07/25/14	15,000,000	14,992,562

Commercial Paper (continued)

	Principal Amount	Market Value

Banking (continued)
PNC Bank N.A.
0.31%, 01/13/15	$3,000,000	$3,000,000
0.31%, 01/16/15	2,000,000	2,000,000
Societe Generale North America, Inc., 0.27%, 05/02/14	13,000,000	12,999,903

		70,456,774

Chemicals 3.2%
BASF SE, 0.11%, 06/02/14 (d)	35,000,000	34,996,578

Consumer Products 5.2%
Unilever N.V.
0.18%, 06/02/14	5,000,000	4,999,200
0.23%, 08/05/14	20,000,000	19,987,479
0.26%, 08/14/14	12,500,000	12,490,533
0.26%, 09/03/14	20,000,000	19,981,969

		57,459,181

Electric Power 2.3%
Electricite de France SA, 0.11%, 05/30/14 (d)	25,000,000	24,997,785

Finance-Automotive 3.2%
BMW Finance N.V., 0.22%, 06/30/14	20,000,000	19,992,671
Toyota Motor Credit Corp., 0.20%, 11/20/14 (b)	15,000,000	15,000,000

		34,992,671

Finance-Commercial 12.8%
Atlantic Asset Securitization LLC, 0.20%, 07/10/14 (d)	5,000,000	4,998,056
Ciesco LLC
0.11%, 05/05/14 (d)	2,000,000	1,999,976
0.17%, 08/13/14 (d)	3,000,000	2,998,527
0.17%, 08/14/14 (d)	2,000,000	1,999,008
0.21%, 09/08/14 (d)	17,000,000	16,987,108
Fairway Finance Co. LLC
0.21%, 06/17/14 (d)	15,000,000	14,995,887
0.17%, 07/31/14 (b)(d)	26,100,000	26,100,000
0.19%, 11/21/14 (b)(d)	21,000,000	21,000,000
Sheffield Receivables Corp.
0.19%, 06/02/14 (d)	10,000,000	9,998,311
0.18%, 07/15/14 (d)	5,000,000	4,998,125
0.18%, 07/16/14 (d)	9,500,000	9,496,390
0.18%, 07/22/14 (d)	25,000,000	24,989,750

		140,561,138

Finance-Retail 13.3%
Barton Capital LLC
0.18%, 05/08/14 (d)	3,300,000	3,299,884
0.21%, 09/08/14 (b)(d)	10,000,000	10,000,000

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Money Market Fund (Continued)

Commercial Paper (continued)

	Principal Amount	Market Value

Finance-Retail (continued)
Chariot Funding LLC
0.23%, 05/05/14 (d)	$15,000,000	$14,999,617
0.30%, 06/13/14 (d)	15,000,000	14,994,625
0.28%, 12/22/14 (d)	5,000,000	4,990,861
Jupiter Securitization Co. LLC
0.22%, 10/01/14 (d)	35,000,000	34,967,275
0.21%, 09/12/14 (d)	3,000,000	2,997,655
0.28%, 10/16/14 (d)	4,000,000	3,994,773
Salisbury Receivables Co. LLC
0.19%, 06/05/14 (d)	25,000,000	24,995,382
0.18%, 07/22/14 (d)	20,000,000	19,991,800
0.18%, 07/23/14 (d)	10,000,000	9,995,850

		145,227,722

Oil & Oil Finance 0.1%
ConocoPhillips Qatar Funding Ltd., 0.08%, 05/07/14 (d)	1,000,000	999,987

Sovereign 10.7%
Caisse des Depots et Consignations (CDC)
0.20%, 05/15/14 (d)	30,000,000	29,997,666
0.18%, 05/27/14 (d)	5,000,000	4,999,350
Erste Abwicklungsanstalt
0.10%, 05/20/14 (d)	23,675,000	23,673,751
0.16%, 06/23/14 (d)	23,000,000	22,994,582
Kells Funding, LLC
0.14%, 05/15/14 (d)	10,000,000	9,999,456
0.21%, 05/15/14 (d)	20,400,000	20,398,347
0.20%, 05/15/14 (d)	5,000,000	4,999,611

		117,062,763

Total Commercial Paper (cost $626,754,599)		626,754,599

Corporate Bonds 6.7%
Banking 2.0%
Bank of New York Mellon Corp., 4.30%, 05/15/14	7,000,000	7,010,825
Wells Fargo Bank N.A., 0.33%, 06/20/14 (b)	15,000,000	15,000,000

		22,010,825

Finance-Commercial 2.3%
General Electric Capital Corp.
5.90%, 05/13/14	14,174,000	14,200,237
0.87%, 06/02/14 (b)	1,460,000	1,460,824
5.50%, 06/04/14	2,632,000	2,644,742
5.65%, 06/09/14	459,000	461,599
0.49%, 09/15/14 (b)	1,238,000	1,239,260
4.75%, 09/15/14	980,000	996,362

Corporate Bonds (continued)

	Principal Amount	Market Value

Finance-Commercial (continued)
3.75%, 11/14/14	$3,300,000	$3,361,554
0.61%, 01/09/15 (b)	905,000	907,419

		25,271,997

Insurance 2.2%
Metropolitan Life Global Funding I
5.13%, 06/10/14 (d)	13,179,000	13,248,538
2.00%, 01/09/15 (d)	7,000,000	7,079,758
New York Life Global Funding
0.27%, 09/19/14 (b)(d)	945,000	945,147
1.30%, 01/12/15 (d)	2,550,000	2,567,715

		23,841,158

Sovereign 0.2%
Erste Abwicklungsanstalt, 0.53%, 10/15/14 (b)	2,000,000	2,002,799

Total Corporate Bonds (cost $73,126,779)		73,126,779

Municipal Bonds 8.2%
California 6.4%
BlackRock Investment Quality Municipal Trust, Inc., RB, 0.17%, 05/01/14 (b)(d)	32,100,000	32,100,000
BlackRock MuniYield Investment Quality Fund, RB, 0.17%, 05/01/14 (b)(d)	38,405,000	38,405,000

		70,505,000

Illinois 1.8%
Illinois State, GO, 0.20%05/01/14 (b)(d)	20,000,000	20,000,000

Total Municipal Bonds (cost $90,505,000)		90,505,000

Mutual Funds 7.4%

	Shares

Asset Management 7.4%
Federated Prime Cash Obligations Fund, Institutional Shares, 0.02% (e)	57,000,000	57,000,000
Federated Prime Obligations Fund, Institutional Shares, 0.03% (e)	23,974,915	23,974,915

Total Mutual Funds (cost $80,974,915)		80,974,915

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Money Market Fund (Continued)

U.S. Treasury Bill 0.9%

	Principal Amount	Market Value

U.S. Treasury Bill, 0.11%, 08/14/14	$10,350,000	$10,346,679

Total U.S. Treasury Bill (cost $10,346,679)		10,346,679

Repurchase Agreement 11.7%
ING Financial Markets LLC, 0.06%, dated 04/30/14, due 05/01/14, repurchase price $128,080,213, collateralized by U.S. Government Agency Securities ranging from 2.00%-5.86%, maturing 02/25/33-01/01/43; total market value $131,606,874.	$128,080,000	128,080,000

Total Repurchase Agreement (cost $128,080,000)		128,080,000

Total Investments (cost $1,099,551,869) (f) — 100.3%		1,099,551,869

Liabilities in excess of other assets — (0.3)%		(3,315,266)

NET ASSETS — 100.0%		$1,096,236,603

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. This security was deemed illiquid pursuant to procedures approved by the Board of Trustees. The aggregate value of this security at April 30, 2014 was $9,444,444 which represents 0.86% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2014. The maturity date represents the actual maturity date.

(c)	Illiquid security.

(d)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2014 was $620,327,749 which represents 56.59% of net assets.

(e)	Represents 7-day effective yield as of April 30, 2014.

(f)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.
GO	General Obligation

LLC	Limited Liability Company

Ltd.	Limited

RB	Revenue Bond

SA	Stock Company

SE	European Public Limited Liability Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Money Market Fund
Assets:
Investments, at value (cost $971,471,869)	$971,471,869
Repurchase agreement, at value (cost $128,080,000)	128,080,000

Total Investments, at value (total cost $1,099,551,869)	1,099,551,869

Cash	2,839
Interest and dividends receivable	1,041,654
Receivable for investments sold	374
Receivable for capital shares issued	438,970
Prepaid expenses	613,556

Total Assets	1,101,649,262

Liabilities:
Payable for investments purchased	606,999
Payable for capital shares redeemed	3,755,399
Accrued expenses and other payables:
Investment advisory fees	621,276
Fund administration fees	50,374
Distribution fees	419
Administrative servicing fees	233,637
Accounting and transfer agent fees	56,323
Trustee fees	237
Custodian fees	9,047
Compliance program costs (Note 3)	603
Professional fees	17,804
Printing fees	59,125
Other	1,416

Total Liabilities	5,412,659

Net Assets	$1,096,236,603

Represented by:
Capital	$1,097,848,349
Accumulated net realized losses from investments	(1,611,746)

Net Assets	$1,096,236,603

Net Assets:
Prime Shares	$435,710,587
Institutional Class Shares	656,681,391
Service Class Shares	3,844,625

Total	$1,096,236,603

Shares Outstanding (unlimited number of shares authorized):
Prime Shares	436,355,514
Institutional Class Shares	657,912,445
Service Class Shares	3,851,228

Total	1,098,119,187

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Prime Shares	$1.00
Institutional Class Shares	$1.00
Service Class Shares	$1.00

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Money Market Fund
INVESTMENT INCOME:
Interest income	$1,080,902
Dividend income	8,714

Total Income	1,089,616

EXPENSES:
Investment advisory fees	2,280,572
Fund administration fees	299,644
Distribution fees Service Class	2,878
Administrative servicing fees Prime Class	347,855
Administrative servicing fees Service Class	4,789
Registration and filing fees	20,881
Professional fees	33,116
Printing fees	34,678
Trustee fees	19,743
Custodian fees	22,319
Accounting and transfer agent fees	118,385
Compliance program costs (Note 3)	1,996
Other	17,689

Total expenses before earnings credit and fees waived	3,204,545

Earnings credit (Note 5)	(2,961)
Distribution fees voluntarily waived – Service Class (Note 3)	(2,878)
Investment advisory fees waived (Note 3)	(2,606)
Investment advisory fees voluntarily waived (Note 3)	(1,753,840)
Administrative servicing fees voluntarily waived – Prime Class (Note 3)	(347,855)
Administrative servicing fees voluntarily waived – Service Class (Note 3)	(4,789)

Net Expenses	1,089,616

NET INVESTMENT INCOME	–

REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions	13,138

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$13,138

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Money Market Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net investment income	$–	$–
Net realized gains from investments	13,138	8,928

Change in net assets resulting from operations	13,138	8,928

Change in net assets from capital transactions	(143,117,685)	(253,686,956)

Change in net assets	(143,104,547)	(253,678,028)

Net Assets:
Beginning of period	1,239,341,150	1,493,019,178

End of period	$1,096,236,603	$1,239,341,150

CAPITAL TRANSACTIONS:
Prime Shares
Proceeds from shares issued	$118,228,494	$287,846,721
Dividends reinvested	–	–
Cost of shares redeemed	(161,489,537)	(310,452,560)

Total Prime Class Shares	(43,261,043)	(22,605,839)

Institutional Class Shares
Proceeds from shares issued	94,336,317	297,352,004
Dividends reinvested	–	–
Cost of shares redeemed	(194,090,628)	(528,374,499)

Total Institutional Class Shares	(99,754,311)	(231,022,495)

Service Class Shares
Proceeds from shares issued	265,249	1,187,971
Dividends reinvested	–	–
Cost of shares redeemed	(367,580)	(1,246,593)

Total Service Class Shares	(102,331)	(58,622)

Change in net assets from capital transactions	$(143,117,685)	$(253,686,956)

SHARE TRANSACTIONS:
Prime Shares
Issued	118,228,494	287,846,721
Reinvested	–	–
Redeemed	(161,489,537)	(310,452,560)

Total Prime Class Shares	(43,261,043)	(22,605,839)

Institutional Class Shares
Issued	94,336,317	297,352,004
Reinvested	–	–
Redeemed	(194,090,628)	(528,374,499)

Total Institutional Class Shares	(99,754,311)	(231,022,495)

Service Class Shares
Issued	265,249	1,187,971
Reinvested	–	–
Redeemed	(367,580)	(1,246,593)

Total Service Class Shares	(102,331)	(58,622)

Total change in shares	(143,117,685)	(253,686,956)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Money Market Fund

		Operations		Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)
Prime Shares
Six Months Ended April 30, 2014 (d) (Unaudited)	$1.00	–	–	–	–	$1.00	–	$435,710,587	0.19%	–	0.64%
Year Ended October 31, 2013 (d)	$1.00	–	–	–	–	$1.00	–	$478,966,485	0.23%	–	0.63%
Year Ended October 31, 2012 (d)	$1.00	–	–	–	–	$1.00	–	$501,569,163	0.30%	–	0.61%
Year Ended October 31, 2011 (d)	$1.00	–	–	–	–	$1.00	–	$556,791,477	0.28%	–	0.58%
Year Ended October 31, 2010 (d)	$1.00	–	–	–	–	$1.00	–	$616,494,107	0.32%	–	0.61%
Year Ended October 31, 2009 (d)	$1.00	–	–	–	–	$1.00	0.19%	$597,178,079	0.58%	0.20%	0.70%

Institutional Class Shares
Six Months Ended April 30, 2014 (d) (Unaudited)	$1.00	–	–	–	–	$1.00	–	$656,681,391	0.19%	–	0.49%
Year Ended October 31, 2013 (d)	$1.00	–	–	–	–	$1.00	–	$756,427,752	0.23%	–	0.48%
Year Ended October 31, 2012 (d)	$1.00	–	–	–	–	$1.00	–	$987,444,505	0.30%	–	0.47%
Year Ended October 31, 2011 (d)	$1.00	–	–	–	–	$1.00	–	$1,256,465,761	0.27%	–	0.45%
Year Ended October 31, 2010 (d)	$1.00	–	–	–	–	$1.00	–	$1,358,498,485	0.32%	–	0.49%
Year Ended October 31, 2009 (d)	$1.00	–	–	–	–	$1.00	0.21%	$1,609,662,042	0.56%	0.23%	0.61%

Service Class Shares
Six Months Ended April 30, 2014 (d) (Unaudited)	$1.00	–	–	–	–	$1.00	–	$3,844,625	0.19%	–	0.89%
Year Ended October 31, 2013 (d)	$1.00	–	–	–	–	$1.00	–	$3,946,913	0.23%	–	0.88%
Year Ended October 31, 2012 (d)	$1.00	–	–	–	–	$1.00	–	$4,005,510	0.30%	–	0.87%
Year Ended October 31, 2011 (d)	$1.00	–	–	–	–	$1.00	–	$4,598,573	0.28%	–	0.85%
Year Ended October 31, 2010 (d)	$1.00	–	–	–	–	$1.00	–	$6,639,697	0.32%	–	0.89%
Year Ended October 31, 2009 (d)	$1.00	–	–	–	–	$1.00	0.15%	$9,285,856	0.63%	0.18%	0.97%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Short Duration Bond Fund

For the semiannual period ended April 30, 2014, the Nationwide Short Duration Bond Fund (Service Class) returned 0.53% versus 0.40% for its benchmark, the Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Short Investment Grade Debt Funds (consisting of 297 funds as of April 30, 2014) was 0.66% for the same time period.

Market Environment

Interest rates continued to be volatile during the reporting period, driven by uncertainty about both fiscal and monetary policy, as well as indications of accelerating economic growth. After a politically damaging U.S. government shutdown in October 2013, the U.S. Congress quickly passed a budget agreement in December 2013 to avoid another shutdown early in the new year. Uncertainty about monetary policy also contributed to volatility as the Federal Reserve finally took the first step toward ending its bond purchase program when, at its December 2013 Federal Open Market Committee meeting, the Fed decided to “modestly reduce the pace of its asset purchases” from $85 billion per month to $75 billion per month.

At the same time the Fed decided to scale back bond purchases, job growth began to accelerate, causing interest rates to increase across the yield curve. Monthly job gains averaged only 178,000 in 2012 and 194,000 for most of 2013, but accelerated to 237,000 in October 2013 and then 274,000 in November 2013. With the end of the Fed’s quantitative easing (QE) coming into view and faster job growth finally beginning to materialize, interest rates finished 2013 in a rising trend as the 10-year Treasury yield reached 3.0%. The jobs report released in early January 2014, however, was a huge disappointment, as only 84,000 new jobs were created in December 2013, well below expectations and significantly under the 225,000 average of the previous three months.

The jobs report subsequently was followed by a weak purchasing managers’ report, which contributed to growing concerns about the strength of the U.S. economy. Growth concerns also extended to Japan, as fears that the prime minister’s “Abenomics” policies might not be as successful as hoped caused a sell-off there, and worries about a slowdown in China also caused investors to exit emerging markets. Although the worse-than-normal weather was cited as an explanation for slower growth in the U.S., the yield curve quickly flattened as the 10-year Treasury yield fell from a peak of 3.0% in January 2014 to end the reporting period at 2.7%. Rates rose the most in the middle of the curve where the five-year yield increased 35 basis points, while the two-year yield increased 10 basis points and the 30-year yield saw a decline of 18 basis points during the reporting period.

Portfolio Performance and Return Drivers

The Fund benefited from its overweight to corporate bonds, mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) as the higher income and spread tightening that occurred during the reporting period enhanced Fund performance. The Fund’s sector allocation during the reporting period contributed 54 basis points relative performance, although the Fund’s selection of securities detracted 39 basis points for the period. The Fund’s duration remained neutral to slightly short of that of its benchmark for the reporting period, which had very little impact on the Fund’s relative performance. Short-term Treasury Bill (T-Bill) rates were mostly unchanged during the reporting period, while rates for two-year and longer maturities increased between 10 basis points and 35 basis points, resulting in an impact on Fund performance of minus 4 basis points. The income advantage from the Fund’s position in non-Treasury sectors provided 40 basis points of excess return for the Fund during the reporting period. The primary detractor from relative performance was a holding in cash.

Outlook and Positioning

Short-term interest rates continue to be anchored by the Fed’s zero-interest-rate policy, which likely will continue for at least the next 12 to 18 months. Longer-term rates could be tested this year as the Fed gradually withdraws support from the

Fund Commentary (con’t.)	Nationwide Short Duration Bond Fund

markets by continuing to reduce bond purchases. Prior attempts at ending QE programs, however, have resulted in slower economic growth or equity market weakness, or both. Therefore, if the economy can maintain momentum without Fed support, 2014 could be a watershed year in which, six years after the financial crisis, QE finally ends. Even if QE does end, however, interest rates are unlikely to increase significantly as inflation remains contained. Therefore, investors are likely to continue to face a challenging interest-rate environment in which maintaining a desired yield level necessitates taking on additional risk. This dynamic has resulted in unattractive valuations for high-yield bonds, while investment-grade securities still appear relatively attractive. As a result, the Fund continues to emphasize holdings of corporate bonds, residential and commercial mortgage-backed securities, and asset-backed securities.

Holdings added to the Fund during the reporting period included JPMorgan Chase & Co., Ball Corp., Ford Motor Co. and Verizon Communications Inc. Holdings sold from the Fund during the reporting period included two corporate bonds, Xerox Corp. and Oracle Corp., and two asset-backed securities, GE Equipment Trust and Ford Motor Co.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Jeffrey Klein; Gregory Lugosi; E. Jack Montgomery; and David Wines

The Fund is subject to the risks of investing in fixed-income securities. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Short Duration Bond Fund

Objective

The Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.

Highlights

•

The Nationwide Short Duration Bond Fund (Service Class) returned 0.53% for the semiannual period, outperforming the Barclays U.S. 1-3 Year Government/Credit Bond Index by 0.13% and underperforming the Lipper peer category median by 0.13%.

•

The Fund benefited from its overweight to corporate bonds, MBS, ABS and commercial mortgage-backed securities (CMBS) as the higher income and spread tightening that occurred during the reporting period enhanced Fund performance.

•	The Fund’s duration remained neutral to slightly short of that of its benchmark for the reporting period, which had very little impact on Fund performance.

Asset Allocation†

Corporate Bonds	45.2%
Collateralized Mortgage Obligations	15.1%
Commercial Mortgage Backed Securities	15.1%
Asset-Backed Securities	10.1%
U.S. Government Mortgage Backed Agencies	9.7%
Mutual Fund	3.0%
Municipal Bond	0.9%
Yankee Dollar	0.7%
Other assets in excess of liabilities	0.2%
100.0%

Top Industries††

Banks	10.5%
Automobiles	5.5%
Diversified Financial Services	4.5%
Pharmaceuticals	3.6%
Consumer Finance	3.3%
Gas Utilities	3.1%
Diversified Telecommunication Services	2.4%
Oil, Gas & Consumable Fuels	2.3%
Media	2.0%
Chemicals	1.9%
Other Industries	60.9%
100.0%

Top Holdings††

Fidelity Institutional Money Market Fund — Institutional Class	3.0%
Morgan Stanley Bank of America Merrill Lynch Trust, 1.31%, 08/15/46	2.7%
Mylan, Inc., 7.88%, 07/15/20	2.3%
Time Warner Cable, Inc., 3.50%, 02/01/15	2.0%
Canadian Imperial Bank of Commerce, 1.35%, 07/18/16	1.9%
Bank of America Corp., 1.27%, 01/15/19	1.8%
Wells Fargo & Co., 1.50%, 07/01/15	1.7%
PSE&G Transition Funding LLC, 6.89%, 12/15/17	1.6%
JPMorgan Chase & Co., 0.86%, 01/28/19	1.5%
Federal Home Loan Mortgage Corp. Gold Pool, 3.00%, 06/01/27	1.5%
Other Holdings	80.0%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Percentages indicated are based upon total investments as of April 30, 2014.

Fund Performance	Nationwide Short Duration Bond Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	10 Yr.	Inception
Class A	w/o SC1	0.55%	0.38%	1.64%	2.42%	—
	w/SC2	-1.70%	-1.84%	1.17%	2.19%	—
Class C3	w/o SC1	0.31%	-0.08%	1.16%	1.98%	—
	w/SC4	-0.44%	-0.82%	1.16%	1.98%	—
Institutional Service Class[5]		—	—	—	—	0.12%	[6]*
Institutional Class[5]		0.69%	0.68%	1.91%	2.70%	—
Service Class[5]		0.53%	0.36%	1.56%	2.33%	—
Barclays U.S. 1-3 Year Government/ Credit Bond Index		0.40%	0.69%	1.87%	2.93%	—
CPI		1.51%	1.95%	2.14%	2.35%	—

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[3]

These returns for the period prior to the creation of Class C shares (02/28/05) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class A shares. The performance for Class C has been restated to reflect differences in SCs, but does not reflect the differing levels of other fees (primarily Rule 12b-1 fees) applicable to the class. If these other fees were reflected, the performance for Class C shares would have been lower.

[4]	A 0.75% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Since inception date of March 3, 2014.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	0.89%	0.85%
Class C	1.35%	1.31%
Institutional Service Class	0.64%	0.60%
Institutional Class	0.59%	0.55%
Service Class	0.90%	0.86%

*	Current effective prospectus dated March 1, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2015. Please see the Fund’s most recent prospectus for details.

Fund Performance (con’t.)	Nationwide Short Duration Bond Fund

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Short Duration Bond Fund versus the Barclays U.S. 1-3 Year Government/Credit Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 4/30/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Short Duration Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Short Duration Bond Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14	Expense Ratio During Period (%) 11/01/13 - 04/30/14
Class A Shares	Actual	[a]	1,000.00	1,005.50	4.23	0.85
	Hypothetical[a,b]		1,000.00	1,020.58	4.26	0.85
Class C Shares	Actual	[a]	1,000.00	1,003.10	6.51	1.31
	Hypothetical[a,b]		1,000.00	1,018.30	6.56	1.31
Institutional Service Class Shares	Actual	[c]	1,000.00	1,001.20	0.95	0.60
	Hypothetical[a,b]		1,000.00	1,021.82	3.01	0.60
Institutional Class Shares	Actual	[a]	1,000.00	1,006.90	2.74	0.55
	Hypothetical[a,b]		1,000.00	1,022.07	2.76	0.55
Service Class Shares	Actual	[a]	1,000.00	1,005.30	4.38	0.88
	Hypothetical[a,b]		1,000.00	1,020.43	4.41	0.88

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

c	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from March 4, 2014 through April 30, 2014 to reflect the period from commencement of operations.

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Short Duration Bond Fund

Asset-Backed Securities 10.1%

	Principal Amount	Market Value

Automobiles 3.4%
Ally Auto Receivables Trust Series 2012-4, Class A3, 0.59%, 01/17/17	$143,467	$143,613
Series 2012-SN1, Class A3, 0.57%, 08/20/15	217,801	217,941
Capital Auto Receivables Asset Trust, Series 2013-1, Class A2, 0.62%, 07/20/16	600,000	600,088
Harley-Davidson Motorcycle Trust, Series 2012-1, Class A3, 0.68%, 04/15/17	113,774	113,938
Honda Auto Receivables Owner Trust, Series 2012-1, Class A3, 0.77%, 01/15/16	77,533	77,673
Porsche Innovative Lease Owner Trust, Series 2012-1, Class A3, 0.54%, 12/21/15 (a)	503,344	503,779
Toyota Auto Receivables Owner Trust, Series 2011-A, Class A4, 1.56%, 05/15/15	263,064	263,582
USAA Auto Owner Trust, Series 2012-1, Class A3, 0.43%, 08/15/16	194,413	194,518
World Omni Auto Receivables Trust, Series 2011-A, Class A4, 1.91%, 04/15/16	505,509	507,782

		2,622,914

Other 6.7%
CenterPoint Energy Restoration Bond Co. LLC, Series 2009-1, Class A1, 1.83%, 02/15/16	55,348	55,787
CenterPoint Energy Transition Bond Co. IV LLC, Series 2012-1, Class A1, 0.90%, 04/15/18	363,426	363,825
Cleco Katrina/Rita Hurricane Recovery Funding LLC, Series 2008-A, Class A1, 4.41%, 03/01/20	726,523	762,850
CNH Equipment Trust, Series 2012-C, Class A3, 0.57%, 12/15/17	395,000	395,217
Consumers Funding LLC, Series 2001-1, Class A6, 5.76%, 10/20/16	394,028	412,283
Entergy Gulf States Reconstruction Funding LLC, Series 2007-A, Class A2, 5.79%, 10/01/18	879,826	959,523
Entergy Texas Restoration Funding LLC, Series 2009-A, Class A1, 2.12%, 02/01/16	172,754	174,141

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
GE Equipment Midticket LLC, Series 2012-1, Class A3, 0.60%, 05/23/16	$291,837	$292,149
Oncor Electric Delivery Transition Bond Co. LLC, Series 2004-1, Class A3, 5.29%, 05/15/18	530,472	556,639
PSE&G Transition Funding LLC, Series 2001-1, Class A8, 6.89%, 12/15/17	1,200,000	1,273,624

		5,246,038

Total Asset-Backed Securities (cost $7,979,819)		7,868,952

Collateralized Mortgage Obligations 15.1%
FDIC Trust, Series 2013-R2, Class A, 1.25%, 03/25/33 (a)	362,903	353,235
Federal Home Loan Mortgage Corp. REMICS
Series 3758, Class CD, 1.50%, 08/15/17	90,791	91,695
Series 3840, Class BA, 2.00%, 02/15/18	190,866	194,096
Series 3728, Class CA, 1.50%, 10/15/18	175,230	177,303
Series 3756, Class DA, 1.20%, 11/15/18	268,830	270,774
Series 3846, Class CK, 1.50%, 09/15/20	350,924	354,027
Series 3728, Class EA, 3.50%, 09/15/20	106,499	107,779
Series 3755, Class AL, 1.50%, 11/15/20	214,829	216,563
Series 3645, Class EH, 3.00%, 12/15/20	109,724	113,863
Series 3852, Class EA, 4.50%, 12/15/21	197,383	210,386
Series 4060, Class EA, 1.75%, 06/15/22	808,135	810,273
Series 3627, Class QG, 4.00%, 07/15/23	102,386	105,038
Series 3501, Class AC, 4.00%, 08/15/23	104,054	108,782
Series 3585, Class LA, 3.50%, 10/15/24	328,507	345,175
Series 3609, Class LE, 3.00%, 12/15/24	186,287	193,150
Series 3718, Class BC, 2.00%, 02/15/25	252,147	256,338

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Short Duration Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. REMICS (continued)
Series 3721, Class PE, 3.50%, 09/15/40	$424,662	$443,611
Federal National Mortgage Association REMICS
Series 2011-69, Class AB, 1.50%, 05/25/18	343,251	346,806
Series 2011-69, Class AC, 2.00%, 05/25/18	205,951	209,343
Series 2010-30, Class DB, 2.00%, 08/25/18	110,581	112,659
Series 2010-95, Class BK, 1.50%, 02/25/20	274,832	277,958
Series 2012-99, Class TC, 1.50%, 09/25/22	1,086,545	1,078,919
Series 2010-50, Class AD, 3.00%, 01/25/24	54,615	56,022
Series 2010-57, Class AQ, 3.00%, 08/25/24	16,412	16,817
Series 2009-76, Class MA, 4.00%, 09/25/24	388,034	402,620
Series 2012-93, Class DP, 1.50%, 09/25/27	781,080	775,883
Series 2012-100, Class WA, 1.50%, 09/25/27	828,656	794,950
Series 2006-27, Class BF, 0.45%, 04/25/36 (b)	666,653	668,816
Series 2010-66, Class QA, 4.50%, 08/25/39	164,339	172,513
Government National Mortgage Association
Series 2004-76, Class QA, 4.00%, 01/20/34	256,955	266,314
Series 2009-66, Class LG, 2.25%, 05/16/39	348,395	354,007
Series 2009-104, Class KE, 2.50%, 08/16/39	246,835	254,386
Series 2010-4, Class JC, 3.00%, 08/16/39	292,243	301,069
Series 2009-88, Class QE, 3.00%, 09/16/39	774,554	802,068
Series 2011-39, Class NE, 3.50%, 09/16/39	516,552	542,752

Total Collateralized Mortgage Obligations (cost $11,875,189)		11,785,990

Commercial Mortgage Backed Securities 15.1%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class A4, 4.67%, 07/10/43	400,000	413,258

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

CFCRE Commercial Mortgage Trust
Series 2011-C2, Class A1, 1.56%, 12/15/47	$278,898	$280,548
Series 2011-C2, Class A2, 3.06%, 12/15/47	630,000	655,500
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class A1, 0.69%, 09/10/45	287,123	286,132
COMM Mortgage Trust, Series 2012-CR2, Class A2, 2.03%, 08/15/45	700,000	710,596
Commercial Mortgage Pass Through Certificates
Series 2012-CR1, Class A1, 1.12%, 05/15/45	126,392	126,729
Series 2012-CR3, Class A1, 0.67%, 10/15/45	220,548	219,661
Series 2012-LC4, Class A1, 1.16%, 12/10/44	75,444	75,749
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.74%, 11/10/46 (a)	874,882	912,637
FDIC Commercial Mortgage Trust, Series 2012-C1, Class A, 0.84%, 05/25/35 (a)(b)	245,564	248,039
Federal National Mortgage Association-ACES
Series 2012-M8, Class AB1, 1.36%, 05/25/22	183,211	179,284
Series 2012-M8, Class ASQ2, 1.52%, 12/25/19	115,000	115,270
Series 2012-M8, Class A1, 1.54%, 05/25/22	61,079	60,419
Series 2012-M9, Class AB1, 1.37%, 04/25/22	688,321	678,475
GS Mortgage Securities Corp. II
Series 2006-GG6, Class A2, 5.51%, 04/10/38 (b)	7,065	7,071
Series 2011-GC5, Class A1, 1.47%, 08/10/44	228,657	229,475
Series 2012-GC6, Class A1, 1.28%, 01/10/45	162,525	163,439
Series 2012-GCJ7, Class A1, 1.14%, 05/10/45	246,527	247,144
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2007-C1, Class A3, 5.79%, 02/15/51	21,294	21,296
Series 2012-C6, Class A1, 1.03%, 05/15/45	63,309	63,446
Series 2012-C8, Class A1, 0.71%, 10/15/45	261,302	260,574
Series 2012-CBX, Class A1, 0.96%, 06/15/45	167,975	168,342

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Short Duration Bond Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

LB-UBS Commercial Mortgage Trust, Series 2005-C1, Class A4, 4.74%, 02/15/30	$316,107	$322,077
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class A1, 0.66%, 11/15/45	218,159	217,289
Series 2013-C11, Class A1, 1.31%, 08/15/46	2,110,530	2,120,039
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A1, 1.01%, 05/10/63	187,246	187,545
Series 2012-C3, Class A1, 0.73%, 08/10/49	710,356	708,284
Series 2013-C5, Class A1, 0.78%, 03/10/46	397,404	396,205
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4, 5.41%, 10/15/44 (b)	336,625	352,940
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A1, 0.69%, 10/15/45	669,426	667,102
WF-RBS Commercial Mortgage Trust
Series 2012-C6, Class A1, 1.08%, 04/15/45	228,220	228,601
Series 2012-C9, Class A1, 0.67%, 11/15/45	460,101	458,211

Total Commercial Mortgage Backed Securities (cost $11,863,059)		11,781,377

Corporate Bonds 45.2%
Airlines 1.0%
Delta Air Lines Pass Through Trust, Series 2011-1, Class A, 5.30%, 04/15/19	731,881	807,814

Automobiles 2.1%
General Motors Co., 3.50%, 10/02/18 (a)	935,000	952,531
Nissan Motor Acceptance Corp., 0.79%, 03/03/17 (a)(b)	400,000	400,571
PACCAR Financial Corp., 1.05%, 06/05/15	250,000	251,909

		1,605,011

Banks 10.4%
Bank of New York Mellon Corp. (The), 2.50%, 01/15/16	445,000	458,366
Bank of Nova Scotia, 0.75%, 10/09/15	165,000	165,646

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
BB&T Corp., 1.09%, 06/15/18 (b)	$1,000,000	$1,014,793
Canadian Imperial Bank of Commerce, 1.35%, 07/18/16	1,485,000	1,505,783
Capital One Financial Corp., 3.15%, 07/15/16	290,000	303,218
PNC Bank NA, 1.30%, 10/03/16	950,000	958,742
Royal Bank of Canada, 0.77%, 03/15/19 (b)	900,000	903,501
Wells Fargo & Co., 1.50%, 07/01/15	1,280,000	1,295,275
Westpac Banking Corp.
0.95%, 01/12/16	815,000	819,906
2.25%, 07/30/18	700,000	707,508

		8,132,738

Beverages 0.5%
Anheuser-Busch InBev Worldwide, Inc., 3.63%, 04/15/15	350,000	360,717

Biotechnology 0.9%
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 09/15/18	650,000	692,250

Chemicals 1.9%
Dow Chemical Co. (The), 2.50%, 02/15/16	1,000,000	1,031,124
Ecolab, Inc.
2.38%, 12/08/14	371,000	375,072
1.00%, 08/09/15	100,000	100,572

		1,506,768

Consumer Finance 3.3%
American Express Credit Corp., 1.75%, 06/12/15	590,000	598,406
Ford Motor Credit Co. LLC
3.88%, 01/15/15	940,000	961,407
2.75%, 05/15/15	1,000,000	1,021,027

		2,580,840

Containers & Packaging 1.4%
Ball Corp., 6.75%, 09/15/20	1,000,000	1,072,500

Diversified Financial Services 4.5%
Bank of America Corp., 1.27%, 01/15/19 (b)	1,350,000	1,366,955
Citigroup, Inc., 2.25%, 08/07/15	630,000	641,599
General Electric Capital Corp., 0.84%, 12/11/15 (b)	295,000	297,153

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Short Duration Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services (continued)
JPMorgan Chase & Co., Series 1, 0.86%, 01/28/19 (b)	$1,180,000	$1,182,233

		3,487,940

Diversified Telecommunication Services 2.4%
AT&T, Inc., 1.14%, 11/27/18 (b)	850,000	865,601
Verizon Communications, Inc., 1.00%, 06/17/19 (b)	1,000,000	1,008,641

		1,874,242

Food & Staples Retailing 0.1%
Walgreen Co., 1.80%, 09/15/17	100,000	100,967

Food Products 1.0%
WM Wrigley Jr Co., 1.40%, 10/21/16 (a)	750,000	755,734

Gas Utilities 3.1%
Enterprise Products Operating LLC
Series G, 5.60%, 10/15/14	662,000	677,418
1.25%, 08/13/15	275,000	277,002
Kinder Morgan Energy Partners LP
5.13%, 11/15/14	885,000	906,769
5.63%, 02/15/15	325,000	337,720
3.50%, 03/01/16	235,000	246,396

		2,445,305

Health Care Providers & Services 0.1%
McKesson Corp., 0.95%, 12/04/15	95,000	95,426

Household Durables 0.7%
Whirlpool Corp., 1.35%, 03/01/17	515,000	515,658

Insurance 1.0%
American International Group, Inc., 5.05%, 10/01/15	770,000	816,950

Media 2.0%
Time Warner Cable, Inc., 3.50%, 02/01/15	1,500,000	1,533,316

Metals & Mining 0.5%
Rio Tinto Finance USA PLC
1.13%, 03/20/15	225,000	226,198
1.63%, 08/21/17	200,000	200,776

		426,974

Corporate Bonds (continued)

	Principal Amount	Market Value

Office Electronics 0.2%
Xerox Corp., 4.25%, 02/15/15	$130,000	$133,816

Oil, Gas & Consumable Fuels 2.3%
Petrobras Global Finance BV, 3.25%, 03/17/17	750,000	761,217
Petrohawk Energy Corp., 7.25%, 08/15/18	1,000,000	1,055,000

		1,816,217

Pharmaceuticals 3.6%
Merck & Co., Inc., 0.60%, 05/18/18 (b)	1,000,000	1,003,244
Mylan, Inc., 7.88%, 07/15/20 (a)	1,600,000	1,786,000

		2,789,244

Software 1.3%
Oracle Corp., 0.81%, 01/15/19 (b)	1,000,000	1,009,396

Technology Hardware, Storage & Peripherals 0.9%
Hewlett-Packard Co., 3.00%, 09/15/16	650,000	678,945

Total Corporate Bonds (cost $35,081,153)		35,238,768

Municipal Bond 0.9%
Louisiana 0.9%
Louisiana Public Facilities Authority, Series 2008-ELL, 5.75%, 02/01/19	660,879	707,385

Total Municipal Bond (cost $717,793)		707,385

U.S. Government Mortgage Backed Agencies 9.7%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# G11723 5.50%, 07/01/20	108,711	117,069
Pool# J11719 4.00%, 02/01/25	202,801	216,886
Pool# J12604 4.00%, 07/01/25	536,782	573,727
Pool# G13908 4.00%, 10/01/25	135,459	144,782
Pool# J13543 3.50%, 11/01/25	247,561	260,645
Pool# J14965 3.50%, 04/01/26	163,224	171,851

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Short Duration Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# J19197 3.00%, 05/01/27	$1,039,860	$1,074,509
Pool# G18437 3.00%, 06/01/27	1,102,713	1,139,456
Federal National Mortgage Association Pool
Pool# AB4251 2.50%, 01/01/22	292,264	300,438
Pool# MA0979 3.00%, 02/01/22	590,132	616,043
Pool# AE5487 3.50%, 10/01/25	207,562	218,896
Pool# 255894 5.00%, 10/01/25	198,823	219,319
Pool# AB2130 3.50%, 01/01/26	183,110	193,167
Pool# AB2518 4.00%, 03/01/26	285,123	304,202
Pool# AP4568 2.50%, 09/01/27	814,973	823,378
Pool# MA1174 3.00%, 09/01/27	265,119	274,522
Government National Mortgage Association I Pool Pool# 723371, 4.50%, 11/15/24	450,229	488,393
Government National Mortgage Association II Pool Pool# G2 5080, 4.00%, 06/20/26	402,734	430,107

Total U.S. Government Mortgage Backed Agencies (cost $7,573,688)		7,567,390

Yankee Dollar 0.7%
Road & Rail 0.7%
Canadian National Railway Co., 5.80%, 06/01/16	450,000	496,792

Total Yankee Dollar (cost $485,805)		496,792

Mutual Fund 3.0%

	Shares	Market Value

Money Market Fund 3.0%
Fidelity Institutional Money Market Fund —Institutional Class, 0.09% (c)	2,320,903	$2,320,903

Total Mutual Fund (cost $2,320,903)		2,320,903

Total Investments (cost $77,897,409) (d) — 99.8%		77,767,557

Other assets in excess of liabilities — 0.2%		192,673

NET ASSETS — 100.0%		$77,960,230

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2014 was $5,912,526 which represents 7.58% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2014. The maturity date represents the actual maturity date.

(c)	Represents 7-day effective yield as of April 30, 2014.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ACES	Alternative Credit Enhancement Services

BV	Private Limited Liability Company

FDIC	Federal Deposit Insurance Corporation

LLC	Limited Liability Company

LP	Limited Partnership

NA	National Association

PLC	Public Limited Company

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Short Duration Bond Fund
Assets:
Investments, at value (cost $77,897,409)	$77,767,557
Cash	45,534
Interest and dividends receivable	315,432
Receivable for capital shares issued	16,356
Prepaid expenses	50,196

Total Assets	78,195,075

Liabilities:
Distributions payable	5,603
Payable for capital shares redeemed	143,855
Accrued expenses and other payables:
Investment advisory fees	13,506
Fund administration fees	10,312
Distribution fees	17,064
Administrative servicing fees	5,949
Accounting and transfer agent fees	11,707
Trustee fees	916
Custodian fees	905
Compliance program costs (Note 3)	26
Professional fees	19,825
Printing fees	2,320
Other	2,857

Total Liabilities	234,845

Net Assets	$77,960,230

Represented by:
Capital	$79,568,960
Accumulated distributions in excess of net investment income	(259,112)
Accumulated net realized losses from investments	(1,219,766)
Net unrealized appreciation/(depreciation) from investments	(129,852)

Net Assets	$77,960,230

Net Assets:
Class A Shares	$36,858,478
Class C Shares	6,575,097
Institutional Service Class Shares	260,314
Institutional Class Shares	10,033,356
Service Class Shares	24,232,985

Total	$77,960,230

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,656,343
Class C Shares	651,719
Institutional Service Class Shares	25,835
Institutional Class Shares	995,388
Service Class Shares	2,404,497

Total	7,733,782

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide Short Duration Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.08
Class C Shares (b)	$10.09
Institutional Service Class Shares	$10.08
Institutional Class Shares	$10.08
Service Class Shares	$10.08
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.31

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares, the redemption price per share is reduced by 0.50% on sales of shares of original purchases of $250,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Short Duration Bond Fund
INVESTMENT INCOME:
Interest income	$681,624
Dividend income	726

Total Income	682,350

EXPENSES:
Investment advisory fees	154,428
Fund administration fees	57,953
Distribution fees Class A	53,095
Distribution fees Class C	27,525
Distribution fees Service Class	34,199
Administrative servicing fees Class A	9,665
Administrative servicing fees Class C	324
Administrative servicing fees Institutional Service Class (a)	16
Administrative servicing fees Service Class	10,547
Registration and filing fees	34,185
Professional fees	21,949
Printing fees	8,456
Trustee fees	1,437
Custodian fees	1,806
Accounting and transfer agent fees	15,882
Compliance program costs (Note 3)	154
Other	4,323

Total expenses before earnings credit and expenses reimbursed	435,944

Earnings credit (Note 5)	(11)
Expenses reimbursed by adviser (Note 3)	(58,232)

Net Expenses	377,701

NET INVESTMENT INCOME	304,649

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	187,758
Net change in unrealized appreciation/(depreciation) from investments	(42,006)

Net realized/unrealized gains from investments	145,752

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$450,401

(a) For the period from March 4, 2014 (commencement of operations) through April 30, 2014.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Short Duration Bond Fund
	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31, 2013
Operations:
Net investment income	$304,649		$575,707
Net realized gains from investments	187,758		283,224
Net change in unrealized appreciation/(depreciation) from investments	(42,006)		(1,224,700)

Change in net assets resulting from operations	450,401		(365,769)

Distributions to Shareholders From:
Net investment income:
Class A	(232,566)		(528,251)
Class C	(23,164)		(34,820)
Institutional Service Class	(429	)(a)	–
Institutional Class	(76,164)		(215,885)
Service Class	(145,039)		(338,250)

Change in net assets from shareholder distributions	(477,362)		(1,117,206)

Change in net assets from capital transactions	(22,718,435)		(67,294,785)

Change in net assets	(22,745,396)		(68,777,760)

Net Assets:
Beginning of period	100,705,626		169,483,386

End of period	$77,960,230		$100,705,626

Accumulated distributions in excess of net investment income at end of period	$(259,112)		$(86,399)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,301,869		$36,052,364
Dividends reinvested	199,674		403,126
Cost of shares redeemed	(18,644,863)		(69,352,377)

Total Class A Shares	(13,143,320)		(32,896,887)

Class C Shares
Proceeds from shares issued	589,171		2,916,553
Dividends reinvested	19,867		27,863
Cost of shares redeemed	(2,193,715)		(6,628,701)

Total Class C Shares	(1,584,677)		(3,684,285)

Institutional Service Class Shares
Proceeds from shares issued	260,000	(a)	–
Dividends reinvested	429	(a)	–
Cost of shares redeemed	–	(a)	–

Total Institutional Service Class Shares	260,429	(a)	–

Institutional Class Shares
Proceeds from shares issued	2,121,251		28,734,711
Dividends reinvested	74,687		204,742
Cost of shares redeemed	(4,548,338)		(37,866,546)

Total Institutional Class Shares	(2,352,400)		(8,927,093)

(a)	For the period from March 4, 2014 (commencement of operations) through April 30, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide Short Duration Bond Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Service Class Shares
Proceeds from shares issued	$12,194,568	$34,990,131
Dividends reinvested	137,527	317,073
Cost of shares redeemed	(18,230,562)	(57,093,724)

Total Service Class Shares	(5,898,467)	(21,786,520)

Change in net assets from capital transactions	$(22,718,435)	$(67,294,785)

SHARE TRANSACTIONS:
Class A Shares
Issued	525,881	3,557,479
Reinvested	19,813	39,869
Redeemed	(1,850,566)	(6,849,978)

Total Class A Shares	(1,304,872)	(3,252,630)

Class C Shares
Issued	58,402	287,487
Reinvested	1,969	2,756
Redeemed	(217,491)	(655,014)

Total Class C Shares	(157,120)	(364,771)

Institutional Service Class Shares
Issued	25,792 (a)	–
Reinvested	43 (a)	–
Redeemed	– (a)	–

Total Institutional Service Class Shares	25,835 (a)	–

Institutional Class Shares
Issued	210,476	2,832,774
Reinvested	7,411	20,243
Redeemed	(451,324)	(3,742,786)

Total Institutional Class Shares	(233,437)	(889,769)

Service Class Shares
Issued	1,210,222	3,453,657
Reinvested	13,650	31,358
Redeemed	(1,809,822)	(5,645,559)

Total Service Class Shares	(585,950)	(2,160,544)

Total change in shares	(2,255,544)	(6,667,714)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from March 4, 2014 (commencement of operations) through April 30, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Short Duration Bond Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$10.08	0.04	0.01	0.05	(0.05)	(0.05)	$10.08	0.55%		$36,858,478	0.85%	0.70%		0.98%	12.79%
Year Ended October 31, 2013 (f)	$10.18	0.04	(0.06)	(0.02)	(0.08)	(0.08)	$10.08	(0.19%	)	$50,016,790	0.84%	0.41%		0.89%	56.94%
Year Ended October 31, 2012 (f)	$10.15	0.07	0.06	0.13	(0.10)	(0.10)	$10.18	1.32%		$83,578,550	0.83%	0.64%		0.90%	48.27%
Year Ended October 31, 2011 (f)	$10.22	0.09	(0.05)	0.04	(0.11)	(0.11)	$10.15	0.43%		$60,155,853	0.83%	0.92%		0.94%	89.14%
Year Ended October 31, 2010 (f)	$10.21	0.16	0.10	0.26	(0.25)	(0.25)	$10.22	2.57%		$57,699,603	0.85%	1.61%		0.95%	65.72%
Year Ended October 31, 2009 (f)	$9.85	0.09	0.56	0.65	(0.29)	(0.29)	$10.21	6.68%		$15,176,169	0.75%	0.91%		0.94%	29.05%

Class C Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$10.09	0.01	0.02	0.03	(0.03)	(0.03)	$10.09	0.31%		$6,575,097	1.31%	0.24%		1.44%	12.79%
Year Ended October 31, 2013 (f)	$10.18	(0.01)	(0.05)	(0.06)	(0.03)	(0.03)	$10.09	(0.54%	)	$8,161,062	1.30%	(0.05%	)	1.35%	56.94%
Year Ended October 31, 2012 (f)	$10.15	0.02	0.07	0.09	(0.06)	(0.06)	$10.18	0.84%		$11,951,638	1.30%	0.17%		1.38%	48.27%
Year Ended October 31, 2011 (f)	$10.23	0.05	(0.06)	(0.01)	(0.07)	(0.07)	$10.15	(0.14%	)	$8,374,376	1.30%	0.45%		1.41%	89.14%
Year Ended October 31, 2010 (f)	$10.21	0.11	0.11	0.22	(0.20)	(0.20)	$10.23	2.18%		$6,731,059	1.30%	1.12%		1.40%	65.72%
Year Ended October 31, 2009 (f)	$9.86	0.23	0.36	0.59	(0.24)	(0.24)	$10.21	6.04%		$523,771	1.26%	2.30%		1.43%	29.05%

Institutional Service Class Shares
Period Ended April 30, 2014 (f)(g) (Unaudited)	$10.09	0.01	–	0.01	(0.02)	(0.02)	$10.08	0.12%		$260,314	0.60%	0.93%		0.73%	12.79%

Institutional Class Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$10.08	0.05	0.02	0.07	(0.07)	(0.07)	$10.08	0.69%		$10,033,356	0.55%	0.99%		0.68%	12.79%
Year Ended October 31, 2013 (f)	$10.17	0.07	(0.05)	0.02	(0.11)	(0.11)	$10.08	0.20%		$12,387,979	0.55%	0.68%		0.59%	56.94%
Year Ended October 31, 2012 (f)	$10.15	0.09	0.06	0.15	(0.13)	(0.13)	$10.17	1.50%		$21,553,402	0.55%	0.84%		0.63%	48.27%
Year Ended October 31, 2011 (f)	$10.23	0.12	(0.06)	0.06	(0.14)	(0.14)	$10.15	0.61%		$3,186,840	0.55%	1.20%		0.66%	89.14%
Year Ended October 31, 2010 (f)	$10.21	0.22	0.08	0.30	(0.28)	(0.28)	$10.23	3.00%		$801,159	0.55%	2.14%		0.65%	65.72%
Year Ended October 31, 2009 (f)	$9.86	0.31	0.35	0.66	(0.31)	(0.31)	$10.21	6.83%		$917,407	0.51%	3.10%		0.69%	29.05%

Service Class Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$10.08	0.03	0.02	0.05	(0.05)	(0.05)	$10.08	0.53%		$24,232,985	0.88%	0.67%		1.01%	12.79%
Year Ended October 31, 2013 (f)	$10.17	0.04	(0.05)	(0.01)	(0.08)	(0.08)	$10.08	(0.10%	)	$30,139,795	0.86%	0.39%		0.90%	56.94%
Year Ended October 31, 2012 (f)	$10.14	0.06	0.07	0.13	(0.10)	(0.10)	$10.17	1.25%		$52,399,796	0.89%	0.56%		0.97%	48.27%
Year Ended October 31, 2011 (f)	$10.22	0.08	(0.06)	0.02	(0.10)	(0.10)	$10.14	0.24%		$29,915,131	0.92%	0.83%		1.03%	89.14%
Year Ended October 31, 2010 (f)	$10.21	0.18	0.07	0.25	(0.24)	(0.24)	$10.22	2.48%		$41,327,727	0.94%	1.74%		1.04%	65.72%
Year Ended October 31, 2009 (f)	$9.85	0.27	0.36	0.63	(0.27)	(0.27)	$10.21	6.52%		$50,925,489	0.91%	2.73%		1.09%	29.05%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from March 4, 2014 (commencement of operations) through April 30, 2014. Total returns are calculated based on inception date of March 3, 2014 through April 30, 2014.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

April 30, 2014

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of April 30, 2014, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the sixteen (16) series listed below (each, a “Fund”; collectively, the “Funds”).

- Nationwide Fund (“Nationwide Fund”)

- Nationwide Bailard Emerging Markets Fund (“Emerging Markets”)

- Nationwide Diverse Managers Fund (“Diverse Managers”)

- Nationwide Global Equity Fund (“Global Equity”)

- Nationwide Growth Fund (“Growth”)

- Nationwide International Value Fund (“International Value”)

- Nationwide Small Company Growth Fund (“Small Company Growth”)

- Nationwide U.S. Small Cap Value Fund (“U.S. Small Cap Value”)

- Nationwide Bond Fund (“Bond”)

- Nationwide Core Plus Bond Fund (“Core Plus Bond”)

- Nationwide Enhanced Income Fund (“Enhanced Income”)

- Nationwide Government Bond Fund (“Government Bond”)

- Nationwide High Yield Bond Fund (“High Yield Bond”)

- Nationwide Inflation-Protected Securities Fund (“Inflation-Protected Securities”)

- Nationwide Money Market Fund (“Money Market”)

- Nationwide Short Duration Bond Fund (“Short Duration Bond”)

Each of the Funds is a diversified fund, as defined in the 1940 Act.

Emerging Markets and Diverse Managers commenced operations on April 1, 2014.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Funds, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

Notes to Financial Statements (Continued)

April 30, 2014

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The value of the Funds’ portfolio securities is determined in accordance with the procedures described below. Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

Notes to Financial Statements (Continued)

April 30, 2014

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities held by Money Market are valued at amortized cost, which approximates market value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. Money Market’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

At April 30, 2014, 100% of the market value of Nationwide Fund, Growth, and Small Company Growth were determined based on Level 1 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of April 30, 2014. Please refer to the Statements of Investments for additional information on portfolio holdings.

Emerging Markets

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Automobiles	$748,400	$554,822	$—	$1,303,222
Banks	1,585,920	3,455,077	—	5,040,997
Chemicals	—	593,512	—	593,512
Diversified Consumer Services	214,194	—	—	214,194
Diversified Financial Services	—	441,527	—	441,527
Diversified Telecommunication Services	244,440	239,636	—	484,076
Electric Utilities	452,400	229,409	—	681,809
Electronic Equipment, Instruments & Components	—	401,800	—	401,800
Energy Equipment & Services	—	599,357	—	599,357
Food Products	—	278,386	—	278,386
Health Care Providers & Services	—	242,584	—	242,584
Hotels, Restaurants & Leisure	—	319,401	—	319,401
Household Durables	—	623,561	—	623,561

Notes to Financial Statements (Continued)

April 30, 2014

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Independent Power and Renewable Electricity Producers	$—	$244,722	$—	$244,722
Information Technology Services	1,125,650	—	—	1,125,650
Insurance	291,513	575,401	—	866,914
Internet Software & Services	233,175	472,200	—	705,375
Machinery	235,338	—	—	235,338
Metals & Mining	587,360	604,067	—	1,191,427
Oil, Gas & Consumable Fuels	622,010	2,292,826	—	2,914,836
Paper & Forest Products	—	333,032	—	333,032
Pharmaceuticals	450,700	221,062	—	671,762
Real Estate Management & Development	—	356,924	—	356,924
Semiconductors & Semiconductor Equipment	833,400	1,406,013	—	2,239,413
Specialty Retail	—	377,585	—	377,585
Tobacco	—	320,568	—	320,568
Trading Companies & Distributors	—	733,712	—	733,712
Transportation Infrastructure	—	389,372	—	389,372
Wireless Telecommunication Services	335,200	1,049,437	—	1,384,637
Total Common Stocks	$7,959,700	$17,355,993	$—	$25,315,693
Exchange Traded Funds	1,236,900	—	—	1,236,900
Mutual Fund	955,926	—	—	955,926
Preferred Stocks	1,000,561	—	—	1,000,561
Right	—	70	—	70
Total	$11,153,087	$17,356,063	$—	$28,509,150

Diverse Managers

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$246,656	$21,547	$—	$268,203
Air Freight & Logistics	97,712	11,906	—	109,618
Airlines	47,348	—	—	47,348
Auto Components	86,393	46,703	—	133,096
Automobiles	—	49,461	—	49,461
Banks	118,547	199,345	—	317,892
Beverages	—	66,822	—	66,822
Biotechnology	105,724	59,881	—	165,605
Building Products	32,790	32,674	—	65,464
Capital Markets	381,950	57,286	—	439,236
Chemicals	425,309	34,176	—	459,485
Commercial Services & Supplies	130,100	—	—	130,100
Communications Equipment	110,279	26,375	—	136,654
Construction & Engineering	39,824	43,405	—	83,229
Consumer Finance	229,516	22,755	—	252,271
Containers & Packaging	—	7,783	—	7,783
Diversified Financial Services	247,724	70,219	—	317,943
Diversified Telecommunication Services	96,653	79,190	—	175,843
Electric Utilities	—	19,605	—	19,605
Electrical Equipment	30,210	57,795	—	88,005
Electronic Equipment, Instruments & Components	62,643	14,136	—	76,779

Notes to Financial Statements (Continued)

April 30, 2014

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Energy Equipment & Services	$93,058	$16,126	$—	$109,184
Food & Staples Retailing	14,108	21,657	—	35,765
Food Products	164,256	42,232	—	206,488
Gas Utilities	—	11,308	—	11,308
Health Care Equipment & Supplies	94,482	16,381	—	110,863
Hotels, Restaurants & Leisure	235,416	6,332	—	241,748
Household Durables	9,820	46,290	—	56,110
Household Products	129,553	26,801	—	156,354
Independent Power and Renewable Electricity Producers	48,668	—	—	48,668
Industrial Conglomerates	10,080	19,891	—	29,971
Information Technology Services	230,066	13,707	—	243,773
Insurance	239,728	93,254	—	332,982
Internet Software & Services	135,847	—	—	135,847
Leisure Products	—	8,642	—	8,642
Machinery	142,009	83,358	—	225,367
Media	8,052	27,259	—	35,311
Metals & Mining	20,284	102,430	—	122,714
Multiline Retail	19,643	16,773	—	36,416
Multi-Utilities	19,528	—	—	19,528
Oil, Gas & Consumable Fuels	1,289,173	174,836	—	1,464,009
Paper & Forest Products	11,341	36,906	—	48,247
Personal Products	—	18,824	—	18,824
Pharmaceuticals	181,512	197,984	—	379,496
Professional Services	70,290	—	—	70,290
Real Estate Investment Trusts (REITs)	223,451	28,276	—	251,727
Real Estate Management & Development	59,099	20,352	—	79,451
Road & Rail	—	12,283	—	12,283
Semiconductors & Semiconductor Equipment	105,796	29,820	—	135,616
Software	241,228	—	—	241,228
Specialty Retail	238,305	—	—	238,305
Technology Hardware, Storage & Peripherals	345,674	19,103	—	364,777
Textiles, Apparel & Luxury Goods	72,690	52,071	—	124,761
Thrifts & Mortgage Finance	12,675	—	—	12,675
Tobacco	217,464	9,861	—	227,325
Trading Companies & Distributors	75,888	—	—	75,888
Wireless Telecommunication Services	—	26,666	—	26,666
Total Common Stocks	$7,248,562	$2,100,487	$—	$9,349,049
Corporate Bonds	—	2,819,470	—	2,819,470
Mutual Fund	316,744	—	—	316,744
U.S. Government Mortgage Backed Agencies	—	1,708,341	—	1,708,341
U.S. Government Sponsored & Agency Obligations	—	889,869	—	889,869
U.S. Treasury Bond	—	837,450	—	837,450
U.S. Treasury Note	—	114,000	—	114,000
Total	$7,565,306	$8,469,617	$—	$16,034,923

Notes to Financial Statements (Continued)

April 30, 2014

Global Equity

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Airlines	$—	$962,911	$—	$962,911
Automobiles	—	914,302	—	914,302
Banks	3,106,854	7,841,604	—	10,948,458
Beverages	—	895,723	—	895,723
Biotechnology	1,323,950	—	—	1,323,950
Building Products	1,004,910	—	—	1,004,910
Capital Markets	1,493,919	971,274	—	2,465,193
Chemicals	1,574,813	800,945	—	2,375,758
Commercial Services & Supplies	1,140,710	—	—	1,140,710
Construction & Engineering	—	1,055,688	—	1,055,688
Containers & Packaging	879,612	—	—	879,612
Diversified Financial Services	—	1,220,045	—	1,220,045
Diversified Telecommunication Services	—	1,008,845	—	1,008,845
Electrical Equipment	—	1,181,085	—	1,181,085
Electronic Equipment, Instruments & Components	1,195,507	791,312	—	1,986,819
Food & Staples Retailing	—	1,629,838	—	1,629,838
Food Products	1,216,095	2,487,931	—	3,704,026
Gas Utilities	555,611	—	—	555,611
Health Care Equipment & Supplies	1,047,255	—	—	1,047,255
Health Care Providers & Services	1,279,200	—	—	1,279,200
Household Durables	950,956	1,208,817	—	2,159,773
Household Products	2,124,720	—	—	2,124,720
Information Technology Services	718,520	—	—	718,520
Insurance	927,820	2,688,342	—	3,616,162
Internet Software & Services	2,648,789	—	—	2,648,789
Leisure Products	—	307,931	—	307,931
Life Sciences Tools & Services	1,328,100	—	—	1,328,100
Machinery	986,700	1,376,249	—	2,362,949
Marine	—	852,252	—	852,252
Media	2,427,950	1,853,276	—	4,281,226
Metals & Mining	—	1,785,685	—	1,785,685
Multiline Retail	—	492,257	—	492,257
Multi-Utilities	807,576	—	—	807,576
Oil, Gas & Consumable Fuels	6,159,410	1,704,375	—	7,863,785
Personal Products	—	1,205,948	—	1,205,948
Pharmaceuticals	1,510,320	4,282,529	—	5,792,849
Real Estate Investment Trusts (REITs)	—	836,928	—	836,928
Real Estate Management & Development	—	2,063,109	—	2,063,109
Semiconductors & Semiconductor Equipment	1,534,332	1,841,865	—	3,376,197
Software	922,464	—	—	922,464
Specialty Retail	904,427	905,884	—	1,810,311
Technology Hardware, Storage & Peripherals	—	856,541	—	856,541
Textiles, Apparel & Luxury Goods	—	644,759	—	644,759
Tobacco	—	1,281,264	—	1,281,264
Wireless Telecommunication Services	—	571,109	—	571,109
Total Common Stocks	$39,770,520	$48,520,623	$—	$88,291,143
Forward Foreign Currency Contracts	—	242,482	—	242,482
Mutual Fund	587,153	—	—	587,153
Warrant	—	98,864	—	98,864
Total Assets	$40,357,673	$48,861,969	$—	$89,219,642

Notes to Financial Statements (Continued)

April 30, 2014

	Level 1	Level 2	Level 3	Total
Liabilities:
Forward Foreign Currency Contracts	$—	$(456,093)	$—	$(456,093)
Total Liabilities	$—	(456,093)	$—	$(456,093)
Total	$40,357,673	$48,405,876	$—	$88,763,549

International Value

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Airlines	$1,588,356	$1,578,968	$—	$3,167,324
Automobiles	—	4,300,633	—	4,300,633
Banks	2,449,345	11,063,644	—	13,512,989
Beverages	—	1,612,349	—	1,612,349
Capital Markets	—	1,770,846	—	1,770,846
Chemicals	—	3,359,491	—	3,359,491
Construction Materials	—	1,405,068	—	1,405,068
Diversified Financial Services	—	3,350,176	—	3,350,176
Diversified Telecommunication Services	—	2,078,053	—	2,078,053
Electric Utilities	—	860,965	—	860,965
Electrical Equipment	—	1,951,391	—	1,951,391
Electronic Equipment, Instruments & Components	—	1,304,596	—	1,304,596
Food & Staples Retailing	—	2,508,082	—	2,508,082
Food Products	—	5,367,565	—	5,367,565
Household Durables	—	1,896,611	—	1,896,611
Industrial Conglomerates	—	1,723,162	—	1,723,162
Insurance	—	12,188,321	—	12,188,321
Leisure Products	—	519,883	—	519,883
Machinery	—	2,620,160	—	2,620,160
Marine	—	1,599,464	—	1,599,464
Media	—	2,533,182	—	2,533,182
Metals & Mining	786,287	5,457,875	—	6,244,162
Multi-Utilities	—	1,212,369	—	1,212,369
Oil, Gas & Consumable Fuels	4,628,899	4,528,892	—	9,157,791
Personal Products	—	1,840,187	—	1,840,187
Pharmaceuticals	—	13,009,492	—	13,009,492
Real Estate Investment Trusts (REITs)	—	1,179,195	—	1,179,195
Real Estate Management & Development	—	931,185	—	931,185
Semiconductors & Semiconductor Equipment	—	997,193	—	997,193
Software	1,505,410	2,066,642	—	3,572,052
Specialty Retail	—	1,550,472	—	1,550,472
Textiles, Apparel & Luxury Goods	—	1,077,880	—	1,077,880
Tobacco	—	2,825,100	—	2,825,100
Trading Companies & Distributors	—	3,138,050	—	3,138,050
Wireless Telecommunication Services	—	3,888,535	—	3,888,535
Total Common Stocks	$10,958,297	$109,295,677	$—	$120,253,974
Exchange Traded Funds	648,474	—	—	648,474
Mutual Fund	1,330,005	—	—	1,330,005
Repurchase Agreement	—	9,450,059	—	9,450,059
Warrant	—	151,960	—	151,960
Total	$12,936,776	$118,897,696	$—	$131,834,472

Notes to Financial Statements (Continued)

April 30, 2014

U.S. Small Cap Value

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$3,441,776	$—	$—	$3,441,776
Air Freight & Logistics	422,218	—	—	422,218
Airlines	1,182,834	—	—	1,182,834
Auto Components	1,386,620	—	—	1,386,620
Banks	13,615,584	—	308	13,615,892
Beverages	778,329	—	—	778,329
Biotechnology	328,059	—	—	328,059
Building Products	1,493,591	—	—	1,493,591
Capital Markets	3,312,289	—	—	3,312,289
Chemicals	3,697,386	—	—	3,697,386
Commercial Services & Supplies	3,086,391	—	—	3,086,391
Communications Equipment	3,152,038	—	—	3,152,038
Construction & Engineering	3,387,173	—	—	3,387,173
Construction Materials	362,545	—	—	362,545
Consumer Finance	437,178	—	—	437,178
Containers & Packaging	187,007	—	—	187,007
Distributors	300,953	—	—	300,953
Diversified Consumer Services	2,162,003	—	—	2,162,003
Diversified Financial Services	589,320	—	—	589,320
Diversified Telecommunication Services	2,023,260	—	—	2,023,260
Electrical Equipment	1,797,503	—	—	1,797,503
Electronic Equipment, Instruments & Components	7,383,473	—	—	7,383,473
Energy Equipment & Services	8,624,199	—	—	8,624,199
Food & Staples Retailing	1,215,588	—	—	1,215,588
Food Products	3,113,929	—	—	3,113,929
Gas Utilities	718,232	—	—	718,232
Health Care Equipment & Supplies	4,001,153	—	—	4,001,153
Health Care Providers & Services	5,096,473	2,898	—	5,099,371
Health Care Technology	325,290	—	—	325,290
Hotels, Restaurants & Leisure	3,138,197	—	—	3,138,197
Household Durables	2,157,107	—	—	2,157,107
Household Products	414,733	—	—	414,733
Independent Power and Renewable Electricity Producers	410,073	—	—	410,073
Information Technology Services	1,769,742	—	—	1,769,742
Insurance	15,971,219	—	—	15,971,219
Internet & Catalog Retail	655,056	—	—	655,056
Internet Software & Services	1,935,452	—	—	1,935,452
Leisure Products	312,116	—	—	312,116
Life Sciences Tools & Services	1,076,850	—	—	1,076,850
Machinery	6,098,835	—	—	6,098,835
Marine	256,931	—	—	256,931
Media	2,698,556	—	583	2,699,139
Metals & Mining	5,848,249	—	—	5,848,249
Multiline Retail	1,136,246	—	—	1,136,246
Oil, Gas & Consumable Fuels	10,083,217	—	—	10,083,217
Paper & Forest Products	2,211,016	—	—	2,211,016
Personal Products	153,887	—	—	153,887
Pharmaceuticals	388,327	—	—	388,327
Professional Services	2,375,458	—	—	2,375,458

Notes to Financial Statements (Continued)

April 30, 2014

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Real Estate Investment Trusts (REITs)	$145,621	$—	$—	$145,621
Real Estate Management & Development	442,406	—	—	442,406
Road & Rail	3,264,570	—	—	3,264,570
Semiconductors & Semiconductor Equipment	7,081,775	—	—	7,081,775
Software	1,331,908	—	—	1,331,908
Specialty Retail	5,823,629	—	—	5,823,629
Technology Hardware, Storage & Peripherals	1,509,292	—	—	1,509,292
Textiles, Apparel & Luxury Goods	2,197,019	—	—	2,197,019
Thrifts & Mortgage Finance	4,166,290	—	—	4,166,290
Tobacco	240,814	—	—	240,814
Trading Companies & Distributors	2,338,412	—	—	2,338,412
Water Utilities	61,361	—	—	61,361
Wireless Telecommunication Services	893,555	—	—	893,555
Total Common Stocks	$166,210,313	$2,898	$891	$166,214,102
Mutual Fund	1,979,299	—	—	1,979,299
Repurchase Agreement	—	1,277	—	1,277
Right	—	—	29,355	29,355
Warrant	—	—	—	—
Total	$168,189,612	$4,175	$30,246	$168,224,033

Bond

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$457,185	$—	$457,185
Collateralized Mortgage Obligations	—	4,456,679	—	4,456,679
Commercial Mortgage Backed Securities	—	10,215,936		10,215,936
Corporate Bonds	—	47,208,191	—	47,208,191
Municipal Bonds	—	2,232,613	—	2,232,613
Mutual Fund	288,640	—	—	288,640
U.S. Government Mortgage Backed Agencies	—	3,125,006	—	3,125,006
U.S. Treasury Notes	—	7,595,766	—	7,595,766
Total	$288,640	$75,291,376	$—	$75,580,016

Core Plus Bond

	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$263,881,904	$—	$263,881,904
Mutual Fund	459,842,771	—	—	459,842,771
Preferred Stocks
Banks	2,452,992	—	—	2,452,992
Capital Markets	—	2,501,000	—	2,501,000
Diversified Telecommunication Services	271,635	1,334,000	—	1,605,635
Electric Utilities	637,500	—	—	637,500
Insurance	17,636,450	—	—	17,636,450
Real Estate Investment Trusts (REITs)	2,960,277	—	—	2,960,277
Thrifts & Mortgage Finance	380,100	—	—	380,100
Total Preferred Stocks	$24,338,954	$3,835,000	$—	$28,173,954

Notes to Financial Statements (Continued)

April 30, 2014

	Level 1	Level 2	Level 3	Total
Assets: (continued)
U.S. Government Mortgage Backed Agencies	$—	$144,859,220	$—	$144,859,220
U.S. Treasury Notes	—	44,226,106	—	44,226,106
Yankee Dollars	—	3,132,235	—	3,132,235
Total	$484,181,725	$459,934,465	$—	$944,116,190

Enhanced Income

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$38,180,936	$—	$38,180,936
Collateralized Mortgage Obligations	—	23,615,057	—	23,615,057
Commercial Mortgage Backed Securities	—	14,888,797	—	14,888,797
Corporate Bonds	—	99,952,578	—	99,952,578
Municipal Bond	—	1,650,566	—	1,650,566
Mutual Fund	12,377,543	—	—	12,377,543
U.S. Government Mortgage Backed Agencies	—	75,173	—	75,173
Yankee Dollar	—	2,016,976	—	2,016,976
Total	$12,377,543	$180,380,083	$—	$192,757,626

Government Bond

	Level 1	Level 2	Level 3	Total
Assets:
Collateralized Mortgage Obligations	$—	$5,816,089	$—	$5,816,089
Commercial Mortgage Backed Security	—	1,079,165	—	1,079,165
Mutual Fund	123,756	—	—	123,756
U.S. Government Mortgage Backed Agencies	—	18,026,253	—	18,026,253
U.S. Government Sponsored & Agency Obligations	—	29,010,758	—	29,010,758
U.S. Treasury Bonds	—	5,126,990	—	5,126,990
U.S. Treasury Notes	—	16,032,872	—	16,032,872
Total	$123,756	$75,092,127	$—	$75,215,883

High Yield Bond

	Level 1	Level 2	Level 3	Total
Assets:
Commercial Mortgage Backed Security	$—	$111,763	$—	$111,763
Common Stock	—	—	—	—
Corporate Bonds	—	50,494,921	—	50,494,921
Mutual Fund	2,221,437	—	—	2,221,437
Warrant	—	—	—	—
Yankee Dollar	—	346,848	—	346,848
Total	$2,221,437	$50,953,532	$—	$53,174,969

Inflation-Protected Securities

	Level 1	Level 2	Level 3	Total
Assets:
Mutual Fund	$1,887,442	$—	$—	$1,887,442
U.S. Treasury Bonds	—	109,285,818	—	109,285,818
U.S. Treasury Notes	—	188,576,354	—	188,576,354
Total	$1,887,442	$297,862,172	$—	$299,749,614

Notes to Financial Statements (Continued)

April 30, 2014

Money Market

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$31,763,897	$—	$31,763,897
Certificates of Deposit	—	58,000,000	—	58,000,000
Commercial Paper	—	626,754,599	—	626,754,599
Corporate Bonds	—	73,126,779	—	73,126,779
Municipal Bonds	—	90,505,000	—	90,505,000
Mutual Funds	80,974,915	—	—	80,974,915
Repurchase Agreement	—	128,080,000	—	128,080,000
U.S. Treasury Bill	—	10,346,679	—	10,346,679
Total	$80,974,915	$1,018,576,954	$—	$1,099,551,869

Short Duration Bond

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$7,868,952	$—	$7,868,952
Collateralized Mortgage Obligations	—	11,785,990	—	11,785,990
Commercial Mortgage Backed Securities	—	11,781,377	—	11,781,377
Corporate Bonds	—	35,238,768	—	35,238,768
Municipal Bond	—	707,385	—	707,385
Mutual Fund	2,320,903	—	—	2,320,903
U.S. Government Mortgage Backed Agencies	—	7,567,390	—	7,567,390
Yankee Dollar	—	496,792	—	496,792
Total	$2,320,903	$75,446,654	$—	$77,767,557

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended April 30, 2014, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

During the six months ended April 30, 2014, High Yield Bond held 1 common stock investment and 1 warrant investment that were categorized as Level 3 investments which were each valued at $0.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

U.S. Small Cap Value

	Common Stocks	Rights	Total
Balance as of 10/31/13	$—	$—	$—
Accrued Accretion/(Amortization)	—	—	—
Realized Gain/(Loss)	—	—	—
Change in Unrealized Appreciation/(Depreciation)	(695)	29,355	28,660
Purchases*	—	—	—
Sales	—	—	—
Transfers Into Level 3	1,586	—	1,586
Transfers Out of Level 3	—	—	—
Balance as of 04/30/14	$891	$29,355	$30,246

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Cash Overdraft

As of April 30, 2014, Diverse Managers, Global Equity, Growth, and International Value each had an overdrawn balance of $333, $6,969, $143, and $127,273 respectively, with the Funds’ custodian bank, JPMorgan Chase Bank,

Notes to Financial Statements (Continued)

April 30, 2014

N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to each overdraft. Consistent with the Funds’ borrowing policy, each advance is deemed a temporary loan to the Funds. Such loans are payable upon demand and bear interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. These advances are separate from, and were not made pursuant to, the credit agreement discussed in Note 5.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Funds’ investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Funds do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between interest or dividends, receivables and payables for investments sold or purchased, forward foreign currency contracts and foreign cash recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid, are included in net realized gain or loss from foreign currency transactions and net change in unrealized appreciation/(depreciation) from the translation of assets and liabilities denominated in foreign currencies.

(d)	Futures Contracts

Nationwide Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to enable the Fund to more closely approximate the performance of its benchmark indices or for tactical hedging purposes. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

Notes to Financial Statements (Continued)

April 30, 2014

The Fund’s futures contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

(e)	Forward Foreign Currency Contracts

Global Equity is subject to foreign currency exchange risk in the normal course of pursuing its objectives. Global Equity entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

Global Equity’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/ (depreciation) on forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

The following tables provide a summary of Nationwide Fund and Global Equity’s derivative instruments categorized by risk exposure as of April 30, 2014:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of April 30, 2014

Nationwide Fund

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$426,409
Total		$426,409

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Global Equity

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$242,482
Total		$242,482

Liabilities:		Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(456,093)
Total		$(456,093)

Notes to Financial Statements (Continued)

April 30, 2014

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2014

Nationwide Fund

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$1,789,839
Total	$1,789,839

Global Equity

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$49,182
Total	$49,182

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended April 30, 2014

Nationwide Fund

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(323,423)
Total	$(323,423)

Global Equity

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$(34,441)
Total	$(34,441)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for Nationwide Fund and Global Equity during the six months ended April 30, 2014.

The Funds adopted new accounting guidance that requires the Funds to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position. For financial reporting purposes, the Funds present all financial assets and financial liabilities on a gross basis that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities. Otherwise, adoption of this guidance had no effect on the Fund’s net assets or operations. At April 30, 2014, the futures contracts held by Nationwide Fund and the forward foreign currency contracts held by Global Equity do not permit Nationwide Fund and Global Equity to enforce netting arrangements.

(f)	Securities Lending

During the six months ended April 30, 2014, Nationwide Fund, Growth, International Value, Small Company Growth, and U.S. Small Cap Value entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total net assets of each Fund, to brokers, dealers, and other financial institutions. The collateral that a Fund receives may be included in calculating the Fund’s total net assets. The Funds’ securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the

Notes to Financial Statements (Continued)

April 30, 2014

portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. A Fund receives payments from the securities lending agent equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the securities lending agent to be of good standing and creditworthy. Loans are subject to termination by a Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. For the period from November 1, 2013 through March 31, 2014, JPMorgan served as the securities lending agent for the securities lending program of the Funds. JPMorgan received a fee based on a percentage of earnings derived from the investment of cash collateral. Effective April 1, 2014, Brown Brothers Harriman & Co. (“BBH”) serves as the primary securities lending agent for the securities lending program of the Funds. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee. As of April 30, 2014, JPMorgan continued to serve as a securities lending agent with regard to certain securities that were loaned before March 31, 2014. Information on the investment of cash collateral is shown in the Statement of Investments.

In the event of a default by a borrower with respect to any loan, JPMorgan exercised any and all remedies provided under the applicable borrower agreement to make a Fund whole. These remedies included purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, a Fund sustained losses as a result of a borrower’s default, JPMorgan indemnified a Fund by purchasing replacement securities at its expense, or paid a Fund an amount equal to the market value of the replacement securities, subject to certain limitations which were set forth in detail in the Securities Lending Agency Agreement between the Funds and JPMorgan. Effective April 1, 2014, BBH will exercise any and all remedies provided under the applicable borrower agreement to make a Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement between the Funds and BBH.

At April 30, 2014, the JPMorgan and BBH Securities Lending Agreements do not permit the Funds to enforce a netting arrangement.

At April 30, 2014, Nationwide Fund, Growth, and Small Company Growth had no portfolio securities on loan.

(g)	Repurchase Agreements

During the six months ended April 30, 2014, Nationwide Fund, Growth, International Value, Small Company Growth, and U.S. Small Cap Value, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission, transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For joint repurchase agreements, The Bank of New York Mellon, JPMorgan or BBH takes possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited.

Notes to Financial Statements (Continued)

April 30, 2014

International Value

At April 30, 2014, the repo on a gross basis was as follows:

Royal Bank of Canada, 0.03%, dated 04/30/14, due 05/01/14, repurchase price $189,900,158, collateralized by a U.S. Treasury Note, 0.63%, maturing 08/31/17; total market value $196,478,000.

Please refer to the Statement of Investments for International Value’s undivided interest in the joint repurchase agreement and related collateral.

U.S. Small Cap Value

At April 30, 2014, the repo on a gross basis was as follows:

Credit Suisse (USA) LLC, 0.05%, dated 04/30/14, due 05/01/14, repurchase price $300,000,417, collateralized by U.S. Government Agency Securities ranging 1.63%—4.50%, maturing 04/20/24 – 11/20/41; total market value $306,002,003.

Please refer to the Statement of Investments for U.S. Small Cap Value’s undivided interest in the joint repurchase agreement and related collateral.

At April 30, 2014, the JPMorgan Repurchase Agreement does not permit the Funds to enforce a netting arrangement and the BBH Repurchase Agreement does permit the Funds to enforce a netting arrangement.

At April 30, 2014, Nationwide Fund, Growth, and Small Company Growth held no repurchase agreements.

During the six months ended April 30, 2014, Money Market, along with another series of the Nationwide Variable Insurance Trust, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, The Bank of New York Mellon or JPMorgan, takes possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by Money Market may be delayed or limited.

At April 30, 2014, the repo on a gross basis was as follows:

ING Financial Markets LLC, 0.06%, dated 04/30/14, due 05/01/14, repurchase price $266,880,445, collateralized by U.S. Government Agency Securities ranging 2.00%—5.86%, maturing 02/25/33 – 01/01/43; total market value $274,228,940.

Please refer to the Statement of Investments for Money Market’s undivided interest in the joint repurchase agreement and related collateral.

At April 30, 2014, Money Market’s investment in the repurchase agreement was subject to an enforceable netting arrangement.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where

Notes to Financial Statements (Continued)

April 30, 2014

applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on a Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.

A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities. These characterizations are reflected in the accompanying financial statements.

(i)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly for Bond, Core Plus Bond, Enhanced Income, Government Bond, High Yield Bond, Money Market, and Short Duration Bond, and are declared and paid quarterly for Nationwide Fund, Emerging Markets, Diverse Managers, Global Equity, Growth, International Value, and U.S. Small Cap Value. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(j)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve each Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority that Fund could incur taxes and penalties related to that position, and those amounts could be

Notes to Financial Statements (Continued)

April 30, 2014

material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. The last four tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each of the Funds, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected the subadviser of each of the Funds as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of each subadviser.

As of April 30, 2014, the subadvisers for each Fund were as follows:

Fund	Subadviser
Nationwide Fund	HighMark Capital Management, Inc. (“HighMark”)
Emerging Markets	Bailard, Inc.
Diverse Managers	Ariel Investments, LLC
Garcia Hamilton & Associates, L.P.
Herndon Capital Management, LLC
Strategic Global Advisors, LLC
Global Equity	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”)
Growth	Boston Advisors, LLC(a)
International Value	UBS Global AM
Small Company Growth	Brown Capital Management LLC
U.S. Small Cap Value	Dimensional Fund Advisors LP
Bond	Nationwide Asset Management, LLC (“NWAM”)(b)
Core Plus Bond	TS&W
Enhanced Income	HighMark
Government Bond	NWAM(b)

Notes to Financial Statements (Continued)

April 30, 2014

Fund	Subadviser
High Yield Bond	UBS Global AM
Inflation-Protected Securities	NWAM(b)
Money Market	Federated Investment Management Company
Short Duration Bond	HighMark
(a)	Effective March 12, 2014, Turner Investment Partners, L.P. was terminated and ceased serving as subadviser to the Fund. Effective March 13, 2014, Boston Advisors, LLC was appointed as subadviser to the Fund.

(b)	NWAM is an affiliate of NFA.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the six months ended April 30, 2014, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Nationwide Fund	Up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	On $5 billion and more	0.50%
Emerging Markets	Up to $200 million	1.00%
	$200 million and more	0.97%
Diverse Managers	Up to $300 million	0.60%
	$350 million up to $450 million	0.58%
	$450 million up to $1 billion	0.56%
	$1 billion and more	0.52%
Global Equity	Up to $250 million	0.75%
	$250 million to $500 million	0.70%
	$500 million up to $1 billion	0.68%
	On $1 billion and more	0.65%
Growth	Up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	On $5 billion and more	0.50%
International Value	All Assets	0.85%
Small Company Growth	All Assets	0.90%
U.S. Small Cap Value	All Assets	0.95%
Bond	Up to $250 million	0.50%
	$250 million up to $1 billion	0.475%
	$1 billion up to $2 billion	0.45%
	$2 billion up to $5 billion	0.425%
	On $5 billion and more	0.40%
Core Plus Bond	Up to $500 million	0.45%
	$500 million up to $1 billion	0.425%
	On $1 billion and more	0.40%

Notes to Financial Statements (Continued)

April 30, 2014

Fund	Fee Schedule	Advisory Fee (annual rate)
Government Bond	Up to $250 million	0.50%
	$250 million up to $1 billion	0.475%
	$1 billion up to $2 billion	0.45%
	$2 billion up to $5 billion	0.425%
	On $5 billion and more	0.40%
High Yield Bond	Up to $500 million	0.55%
	$500 million up to $1 billion	0.50%
	On $1 billion and more	0.475%
Inflation-Protected Securities	All Assets	0.25%
Enhanced Income	Up to $500 million	0.35%
	$500 million up to $1 billion	0.34%
	$1 billion up to $3 billion	0.325%
	$3 billion up to $5 billion	0.30%
	$5 billion up to $10 billion	0.285%
	On $10 billion and more	0.275%
Money Market	Up to $1 billion	0.40%
	$1 billion up to $2 billion	0.38%
	$2 billion up to $5 billion	0.36%
	On $5 billion and more	0.34%
Short Duration Bond	Up to $500 million	0.35%
	$500 million up to $1 billion	0.34%
	$1 billion up to $3 billion	0.325%
	$3 billion up to $5 billion	0.30%
	$5 billion up to $10 billion	0.285%
	On $10 billion and more	0.275%

For the six months ended April 30, 2014, the effective advisory fee rates before and after contractual and voluntary advisory fee waivers were as follows:

	Effective Advisory Fee Rate Before Contractual* and Voluntary** Fee Waivers	Effective Advisory Fee Rate After Contractual* Fee Waivers	Effective Advisory Fee Rate After Contractual* and Voluntary** Fee Waivers
Nationwide Fund	0.58%	0.54%	N/A
Emerging Markets	0.96	N/A	N/A
Diverse Managers	0.58	N/A	N/A
Global Equity	0.75	N/A	N/A
Growth	0.60	0.52	N/A
International Value	0.85	N/A	N/A
Small Company Growth	0.90	N/A	N/A
U.S. Small Cap Value	0.95	N/A	N/A
Bond	0.50	N/A	N/A
Core Plus Bond	0.45	N/A	N/A
Government Bond	0.50	0.48	N/A
High Yield Bond	0.55	N/A	N/A
Inflation-Protected Securities	0.25	N/A	N/A
Enhanced Income	0.35	N/A	N/A

Notes to Financial Statements (Continued)

April 30, 2014

	Effective Advisory Fee Rate Before Contractual* and Voluntary** Fee Waivers	Effective Advisory Fee Rate After Contractual* Fee Waivers	Effective Advisory Fee Rate After Contractual* and Voluntary** Fee Waivers
Money Market	0.39%	0.39%	0.09%
Short Duration	0.35	N/A	N/A

N/A — Not Applicable.

*	Please see below for additional information regarding contractual waivers.

**	Voluntary waivers may be discontinued at any time at the discretion of NFA.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the affiliated and unaffiliated subadvisers. NFA paid the affiliated subadviser $171,451 during the six months ended April 30, 2014.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding the amounts listed in the table below until February 28, 2015.

Fund	Classes	Amount (annual rate)
Nationwide Fund	N/A	N/A
Emerging Markets	All Classes	1.10	%(a)
Diverse Managers	All Classes	0.84	%(a)
Global Equity	All Classes	0.95%
Growth	All Classes	0.65%
International Value	All Classes	1.00%
Small Company Growth	All Classes	0.94%
U.S. Small Cap Value	All Classes	1.09%
Bond	All Classes	0.55%
Core Plus Bond	All Classes	0.70%
Government Bond	N/A	N/A
Enhanced Income	All Classes	0.45%
High Yield Bond	All Classes	0.75%
Inflation-Protected Securities	All Classes	0.30%
Money Market	Prime	0.59%
	Institutional Class	0.59%
	Service Class	0.59	%(b)
Short Duration Bond	All Classes	0.55%

N/A — Not Applicable.

(a)	Effective through November 30, 2015.

(b)	Effective until at least February 28, 2015, Fund Operating Expenses including the Rule 12b-1 fees and fees paid pursuant to the Fund’s Administrative Services Plan shall be limited to 0.75%.

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously

Notes to Financial Statements (Continued)

April 30, 2014

waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of April 30, 2014, the cumulative potential reimbursements for the following Funds, listed by the period or year in which NFA waived fees or reimbursed expenses to a Fund, are:

Fund	Fiscal Year 2011 Amount	Fiscal Year 2012 Amount		Fiscal Year 2013 Amount		Six Months Ended April 30, 2014 Amount		Total
Nationwide Fund	N/A	N/A		N/A		N/A		N/A
Emerging Markets	N/A	N/A		N/A		$12,530	(a)	$12,530
Diverse Managers	N/A	N/A		N/A		10,662	(a)	10,662
Global Equity	N/A	N/A		$281,150	(b)	105,433		386,583
Growth	$—	$459,750		529,143		240,404		1,229,297
International Value	47,795	2,419		2,896		32,302		85,412
Small Company Growth	N/A	156,583	(c)	179,353		68,326		404,262
U.S. Small Cap Value	120,484	95,038		73,081		17,142		305,745
Bond	110,319	185,800		309,610		144,384		750,113
Core Plus Bond	N/A	N/A		26	(d)	—		26
Enhanced Income	33,073	66,467		46,083		34,629		180,252
Government Bond	N/A	N/A		N/A		N/A		N/A
High Yield Bond	N/A	N/A		210,496	(e)	81,978		292,474
Inflation-Protected Securities	N/A	21,150	(f)	166,823		64,629		252,602
Money Market	N/A	5,416		4,978		2,606		13,000
Short Duration Bond	109,309	92,742		63,905		58,232		324,188

N/A — Not Applicable.

Amount designated as “—” is zero or has been rounded to zero.

(a)	For the period from April 1, 2014 (commencement of operations) through April 30, 2014.

(b)	For the periods from November 19, 2012 through June 30, 2013 and July 1, 2013 through October 31, 2013, the cumulative potential reimbursements amounted to $159,353 and $121,797, respectively.

(c)	For the period from January 4, 2012 (commencement of operations) through October 31, 2012.

(d)	For the period from April 22, 2013 through October 31, 2013.

(e)	For the periods from November 19, 2012 through June 30, 2013 and July 1, 2013 through October 31, 2013, the cumulative potential reimbursements amounted to $102,897 and $107,599, respectively.

(f)	For the period from September 18, 2012 (commencement of operations) through October 31, 2012.

During the six months ended April 30, 2014, no amounts were reimbursed by the Funds to NFA pursuant to the Expense Limitation Agreement.

In addition, NFA had agreed to waive an amount of its advisory fee for Growth equal to 0.10% per annum, calculated monthly based on Growth’s average daily net assets, through February 28, 2014. Effective March 1, 2014 through March 31, 2014, NFA voluntarily agreed to waive an amount of its advisory fee for Growth equal to 0.10% per annum. During the period from November 1, 2013 through March 31, 2014, NFA waived advisory fees in the amount of $75,774.

Notes to Financial Statements (Continued)

April 30, 2014

Due to a reduction in the subadvisory fees payable by NFA with respect to certain of the Funds, during the six months ended April 30, 2014, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $190,552 for Nationwide Fund and $9,751 for Government Bond, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended April 30, 2014, NFM received $1,413,309 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended April 30, 2014, the Funds’ aggregate portion of such costs amounted to $5,689.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate shown below.

Fund	Class A Shares	Class C Shares	Class R Shares	Service Class Shares
Nationwide Fund	0.25%	1.00%	0.50%	N/A
Emerging Markets	0.25%	1.00%	N/A	N/A
Diverse Managers	N/A	N/A	N/A	N/A
Global Equity	0.25%	1.00%	N/A	N/A
Growth	0.25%	1.00%	0.50%	N/A
International Value	0.25%	1.00%	N/A	N/A
Small Company Growth	0.25%	N/A	N/A	N/A
U.S. Small Cap Value	0.25%	1.00%	N/A	N/A
Bond	0.25%	1.00%	0.50%	N/A

Notes to Financial Statements (Continued)

April 30, 2014

Fund	Class A Shares	Class C Shares	Class R Shares	Service Class Shares
Core Plus Bond	0.25%	N/A	N/A	N/A
Enhanced Income	0.25%	N/A	0.50%	N/A
Government Bond	0.25%	1.00%	0.50%	N/A
High Yield Bond	0.25%	0.75%	N/A	N/A
Inflation-Protected Securities	0.25%	N/A	N/A	N/A
Money Market	N/A	N/A	N/A	0.15%
Short Duration Bond	0.25%	0.75%	N/A	0.25%

N/A — Not Applicable.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. Nationwide Fund, Emerging Markets, Global Equity, Growth, International Value, Small Company Growth, and U.S. Small Cap Value Class A sales charges range from 0.00% to 5.75%, Core Plus Bond and High Yield Bond Class A sales charges range from 0.00% to 4.25%, and Bond, Enhanced Income, Government Bond, Inflation-Protected Securities, and Short Duration Bond Class A sales charges range from 0.00% to 2.25% based on the amount of the purchase. During the six months ended April 30, 2014, the Funds imposed front-end sales charges of $403,698.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A, Class B, and Class C shares. These fees may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC is imposed on Class A shares for certain redemptions, Class B shares made within 6 years of purchase, and Class C shares made within 1 year of purchase. Applicable Class A CDSCs are 1.00% for Nationwide Fund, Emerging Markets, Global Equity, Growth, International Value, Small Company Growth, and U.S. Small Cap Value, 0.75% for Bond, Core Plus Bond, Government Bond, High Yield Bond, and Inflation-Protected Securities, and 0.50% for Enhanced Income and Short Duration Bond based on the original purchase price or the current market value of the shares being redeemed. Class B CDSCs range from 1.00% to 5.00% for all Funds, based on the original purchase price or the current market value of the shares being redeemed and depending on how long the shares are held before redemption. Class C CDSCs are 1.00% for Nationwide Fund, Global Equity, Growth, International Value, U.S. Small Cap Value, Bond, and Government Bond, and 0.75% for High Yield Bond and Short Duration Bond, based on the original purchase price or the current market value of the shares being redeemed. During the six months ended April 30, 2014, the Funds imposed CDSCs of $17,926.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R, Prime, Institutional Service Class, and Service Class shares of each of the Funds. Effective March 1, 2014, Class C shares began charging administrative servicing fees. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class C shares of the Funds.

During the six months ended April 30, 2014, NFS earned the following amounts in administrative services fees from each Fund:

Fund	Amount
Nationwide Fund	$251,756
Emerging Markets(a)	6

Notes to Financial Statements (Continued)

April 30, 2014

Fund	Amount
Diverse Managers(a)	$1,901
Global Equity	52,623
Growth	10,344
International Value	147,262
Small Company Growth	409
U.S. Small Cap Value	177,946
Bond	18,757
Core Plus Bond	234
Enhanced Income	2,140
Government Bond	37,839
High Yield Bond	4,821
Inflation-Protected Securities	—
Money Market	—
Short Duration Bond	20,552
(a)	For the period from April 1, 2014 (commencement of operations) through April 30, 2014.

Amounts designated as “—” are zero or have been rounded to zero.

During the six months ended April 30, 2014, the effective rate for administrative services fees that NFS earned was as follows:

Fund	Class A Shares	Class C Shares	Class R Shares	Prime Shares	Institutional Service Class Shares	Service Class Shares
Nationwide Fund	0.03%	0.01%	0.15%	N/A	0.06%	N/A
Emerging Markets(a)	0.24	0.24	N/A	N/A	0.23	N/A
Diverse Managers(a)	N/A	N/A	N/A	N/A	0.14	N/A
Global Equity	0.20	—	N/A	N/A	0.19	N/A
Growth	0.05	0.01	0.07	N/A	0.25	N/A
International Value	0.03	—	N/A	N/A	0.25	N/A
Small Company Growth	0.05	N/A	N/A	N/A	—	N/A
U.S. Small Cap Value	0.07	0.02	N/A	N/A	0.25	N/A
Bond	0.06	0.04	0.07	N/A	0.04	N/A
Core Plus Bond	0.11	N/A	N/A	N/A	0.02	N/A
Enhanced Income	0.03	N/A	0.09	N/A	0.01	N/A
Government Bond	0.12	0.01	0.25	N/A	0.08	N/A
High Yield Bond	0.04	—	N/A	N/A	0.19	N/A
Inflation-Protected Securities	N/A	N/A	N/A	N/A	N/A	N/A
Money Market	N/A	N/A	N/A	—	—	—
Short Duration Bond	0.05	0.01	N/A	N/A	0.05	0.08

N/A — Not Applicable.

(a)	For the period from April 1, 2014 (commencement of operations) through April 30, 2014.

Amounts designated as “—” have been rounded to zero.

Notes to Financial Statements (Continued)

April 30, 2014

During the six months ended April 30, 2014, NFA voluntarily waived investment advisory fees payable by Money Market in an amount equal to $1,753,840. During the same period, NFD voluntarily waived Rule 12b-1 fees payable by Service Class shares of Money Market in an amount equal to $2,878. Also during that period, NFS voluntarily waived fees payable to it pursuant to the Trust’s Administrative Services Plan by Prime shares and Service Class shares of Money Market in an amount equal to $352,644. Each of these fee waivers was made voluntarily, and neither NFA, NFD nor NFS shall be entitled to reimbursement by Money Market of any of the amounts waived. Such waivers may be discontinued at any time, and neither NFA, NFD nor NFS represents that any of these voluntary waivers will be continued or repeated.

As of April 30, 2014, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Nationwide Fund	36.55%
Emerging Markets	3.53
Diverse Managers	100.00
Global Equity	0.02
Growth	3.88
International Value	91.78
Small Company Growth	—
U.S. Small Cap Value	76.75
Bond	15.57
Core Plus Bond	90.68
Enhanced Income	92.68
Government Bond	26.52
High Yield Bond	0.02
Inflation-Protected Securities	99.99
Money Market	22.98
Short Duration Bond	2.44

Amount designated as “—” is zero or has been rounded to zero.

4.  Redemption Fees

For the period from July 1, 2012 through November 18, 2012, Global Equity and High Yield Bond imposed a redemption fee on shares sold or exchanged within 90 days of purchase. For the period from July 1, 2012 through November 18, 2012, Global Equity and High Yield Bond had contributions to capital due to the collection of redemption fees in the amounts of $795 and $73, respectively. Effective November 19, 2012, the Global Equity and High Yield Bond did not impose a redemption fee.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan, The Bank of New York Mellon, Wells Fargo Bank National Association, and U.S. Bank National Association, permitting the Trust to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to a Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered

Notes to Financial Statements (Continued)

April 30, 2014

Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 17, 2014. Emerging Markets and Diverse Managers are not yet a party to this agreement but are expected to be added upon renewal. There were no borrowings under the line of credit during the six months ended April 30, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Funds’ custody accounts, which are used to offset custody fees of a Fund.

6.   Investment Transactions

For the six months ended April 30, 2014, purchases of and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Nationwide Fund	$147,555,066	$194,356,621
Emerging Markets(a)	28,693,313	1,094,265
Diverse Managers(a)	16,085,813	356,313
Global Equity	22,057,256	26,078,075
Growth	202,228,498	207,302,535
International Value	23,960,889	27,444,813
Small Company Growth	2,348,611	4,367,723
U.S. Small Cap Value	21,406,294	17,788,739
Bond	11,199,823	16,454,185
Core Plus Bond	285,169,732	63,770,458
Enhanced Income	49,652,948	105,391,937
Government Bond	19,445,662	24,590,355
High Yield Bond	13,248,179	16,794,157
Inflation-Protected Securities	150,718,081	—
Short Duration Bond	11,162,547	34,569,306
(a)	For the period from April 1, 2014 (commencement of operations) through April 30, 2014.

Amount designated as “—” is zero or has been rounded to zero.

For the six months ended April 30, 2014, purchases and sales of U.S. Government securities were as follows:

Fund	Purchases	Sales
Diverse Managers(a)	$934,036	$—
Bond	—	1,003,747
Core Plus Bond	31,904,039	1,861,793
Enhanced Income	—	—
Government Bond	14,053,702	—
High Yield Bond	—	—
Inflation-Protected Securities	150,718,081	—
Money Market	35,339,744	125,000,000
Short Duration Bond	—	—
(a)	For the period from April 1, 2014 (commencement of operations) through April 30, 2014.

Notes to Financial Statements (Continued)

April 30, 2014

Amounts designated as “—” are zero or have been rounded to zero.

7.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries. Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Credit and Emerging Markets

Investments in emerging market instruments are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher-rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less-liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments.

Risks Associated with Low Quality/High Yield Securities

Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Other

The Funds, along with certain series of Nationwide Variable Insurance Trust, invest through an omnibus account at JPMorgan any un-invested cash on a daily basis in the Fidelity Institutional Money Market Fund. As with investments in any money market fund, the Funds’ investments of cash in the Fidelity Institutional Money Market Fund are neither guaranteed nor insured, and shares of the Fidelity Institutional Money Market Fund may decline in value, causing losses to the Funds.

Notes to Financial Statements (Continued)

April 30, 2014

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Other

As of April 30, 2014, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Nationwide Fund	30.17%	2
Emerging Markets	76.38	2
Diverse Managers	100.00	1
Global Equity	49.54	1
Growth	—	—
International Value	85.67	2
Small Company Growth	96.36	3
U.S. Small Cap Value	71.65	2
Bond	12.73	1
Core Plus Bond	43.89	3	(a)
Enhanced Income	92.68	3	(a)
Government Bond	40.56	2
High Yield Bond	67.41	3
Inflation-Protected Securities	60.82	4	(a)
Money Market	64.24	2
Short Duration Bond	38.39	2

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Each such account is the account of an affiliated fund.

10.  Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Funds’ Statement of Operations. During the six months ended April 30, 2014, the Funds recaptured the following amounts of brokerage commissions:

Fund	Amount
Nationwide Fund	$42,066
Emerging Markets(a)	—
Diverse Managers(a)	—
Global Equity	—
Growth	5,286

Notes to Financial Statements (Continued)

April 30, 2014

Fund	Amount
International Value	$236
Small Company Growth	9,653
U.S. Small Cap Value	—
Bond	N/A
Core Plus Bond	N/A
Enhanced Income	N/A
Government Bond	N/A
High Yield Bond	N/A
Inflation-Protected Securities	N/A
Money Market	N/A
Short Duration Bond	N/A
(a)	For the period from April 1, 2014 (commencement of operations) through April 30, 2014.

Amounts designated as “—” are zero or have been rounded to zero.

N/A — Not Applicable.

11.  Federal Tax Information

As of April 30, 2014, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Nationwide Fund	$738,863,873	$119,782,519	$(5,523,160)	$114,259,359
Emerging Markets	28,492,291	623,788	(606,929)	16,859
Diverse Managers	16,052,306	261,489	(278,872)	(17,383)
Global Equity	72,485,389	18,988,617	(2,496,846)	16,491,771
Growth	180,016,906	13,357,407	(5,976,078)	7,381,329
International Value	109,121,354	24,271,040	(1,557,922)	22,713,118
Small Company Growth	51,276,860	6,478,713	(2,533,221)	3,945,492
U.S. Small Cap Value	128,701,665	45,961,688	(6,439,320)	39,522,368
Bond	72,288,560	3,705,102	(413,646)	3,291,456
Core Plus Bond	940,257,237	4,927,534	(1,068,581)	3,858,953
Enhanced Income	192,660,807	581,090	(484,271)	96,819
Government Bond	75,232,395	1,207,872	(1,224,384)	(16,512)
High Yield Bond	51,159,061	2,249,008	(233,100)	2,015,908
Inflation-Protected Securities	309,934,938	467,954	(10,653,278)	(10,185,324)
Money Market	1,099,551,869	—	—	—
Short Duration Bond	77,897,409	375,066	(504,918)	(129,852)

Amounts designated as “—” are zero or have been rounded to zero.

Notes to Financial Statements (Continued)

April 30, 2014

12.  Subsequent Events

On June 11, 2014, the Board of Trustees adopted a Plan of Reorganization between Enhanced Income and the Nationwide HighMark Short Term Bond Fund, and a Plan of Reorganization between Short Duration Bond and the Nationwide HighMark Short Term Bond Fund, each a series of the Trust, pursuant to which Enhanced Income and Short Duration Bond, respectively, would be reorganized into the Nationwide HighMark Short Term Bond Fund. The reorganization of Enhanced Income into the Nationwide HighMark Short Term Bond Fund is subject to approval of the Enhanced Income’s shareholders. The reorganization of Short Duration Bond into Nationwide HighMark Short Term Bond Fund is not required to be approved by shareholders of Short Duration Bond.

Effective May 12, 2014, Enhanced Income Institutional Service Class Shares administrative services fees were increased by 0.06%.

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

Supplemental Information

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreements”) with its Investment Adviser (the “Adviser”) and its Sub-Advisers must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund” and collectively the “Funds”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, and the services and support provided to the Fund and its shareholders.

In January 2014, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the January 2014 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Trustees also met in executive session with Independent Legal Counsel to consider the continuation of the Advisory Agreements outside the presence of management.

In preparation for the January 2014 meeting, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

—	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;
—

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2013) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds, and (c) expense rankings comparing the Fund’s contractual advisory fee and total expenses with customized expense groups created by Lipper containing only sub-advised funds (a “subadvised expense group” or “SEG”);

—

For certain Funds with multiple Sub-Advisers, expense rankings (over multiple periods ended August 31, 2013) compared with customized peer groups created by the Adviser comprised solely of funds with multiple Sub-Advisers;

—	Information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple periods ended August 31, 2013) compared with the Fund’s benchmark and Lipper categories;
—

Information regarding fee arrangements, including the structure of the advisory and subadvisory fees, the method of computing fees and the frequency of payment of fees; voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation; and information regarding payments to financial intermediaries; and

—	Information from the Adviser regarding economies of scale and breakpoints.

In considering this information, the Trustees took into account, among other things, management style, investment strategies, and changes related to the Funds’ subadvisory relationships. In evaluating the Advisory Agreements, the Trustees also reviewed information provided by the Adviser concerning the following:

—	The terms of the Advisory Agreements and a summary of the services performed by the Adviser;

Supplemental Information (Continued)

—

The activities of the Adviser in selecting, overseeing, and evaluating Sub-Advisers; reporting to the Trustees regarding the Sub-Advisers; and taking steps, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

—

The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment management, economic and financial analysis, and where applicable, its asset allocation methodology;

—

The Adviser’s and Sub-Adviser’s personnel and methods, including the education, experience of key personnel, and the number of its advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment management process; the Adviser’s risk assessment and risk management capabilities; the Adviser’s valuation and valuation oversight capabilities; time and attention of the Adviser’s personnel devoted to the management of the Funds; and adequacy and sophistication of technology and systems with respect to investment and administrative matters, including oversight of Sub-Advisers;

—	Litigation pending, threatened or settled involving the Adviser, and any ongoing or completed audits, investigations or examinations by the Securities and Exchange Commission;
—	The financial condition and stability of the Adviser, including financial arrangements between the Adviser and the Adviser’s parent organization; and
—

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent.

At the January 2014 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel, and Independent Legal Counsel, among other things, the information described above, and information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, and portfolio turnover rates; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds. Management also reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the Fund and the bases for that recommendation. The Trustees considered information provided by the Advisor as to the Adviser’s profitability in providing services under the Advisory Agreements.

Nationwide Fund, Nationwide Small Company Growth Fund, Nationwide Bond Fund, and Nationwide Core Plus Bond Fund

Of the Funds whose financial information is included in this book, the Trustees noted that each of Nationwide Fund, Nationwide Small Company Growth Fund, Nationwide Bond Fund, and Nationwide Core Plus Bond Fund had achieved a level of total return performance of its Institutional or Institutional Service Class shares ranked within the top three quintiles of the funds in its performance universe for the three-year period (or for the 18-month period in the case of Nationwide Small Company Growth Fund, which had less than three years of performance history) ended August 31, 2013. The Trustees also considered that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of those Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of the Fund’s expense group. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s advisory and subadvisory agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds included in this book is summarized below.

Supplemental Information (Continued)

Nationwide Growth Fund

The Trustees considered that the Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for Institutional Class shares each ranked within the first quintile of the Fund’s expense group. The Fund’s Institutional Class shares achieved a level of total return performance in the fourth quintile of the funds in its performance universe for the three-year period ended August 31, 2013.

At the Trustees’ March 2014 meeting, management presented a proposal to replace the Fund’s current subadviser with Boston Advisors, LLC (“Boston Advisors”). The Trustees discussed and unanimously approved the appointment of Boston Advisors to subadvise the Fund’s assets. The Trustees were provided with detailed materials relating to Boston Advisors in advance of and at the meeting. The Trustees met in person with representatives of Boston Advisors and had the opportunity to ask questions of those representatives. The material factors and conclusions that formed the basis for the approval are discussed below.

The Nature, Extent, and Quality of the Services Provided by Boston Advisors as Subadviser. The Trustees considered the information provided by management relating to Boston Advisors, including information relating to Boston Advisors’ investment process and risk management. The Trustees also considered the experience of the investment personnel of Boston Advisors who would be managing the Fund. The Trustees concluded that the nature and extent of the services provided appeared to be consistent with the terms of the advisory agreement.

Investment Performance. The Trustees evaluated the Fund’s investment performance and considered historical performance information of Boston Advisors in managing similar investment mandates. The Trustees concluded that the prospects for satisfactory investment performance by the Fund, if Boston Advisors were appointed as a subadviser, were reasonable.

Fee Levels. The Trustees considered the Fund’s overall fee level and noted that the overall expenses of the Fund would not increase because of the subadvisory agreement, as Boston Advisor’s fees are paid out of the advisory fee that management receives from the Fund. Management will pay the same fee to Boston Advisors as it paid to Turner. The Trustees concluded that the subadvisory fees to be paid to Boston Advisors appeared to be fair and reasonable in light of the information provided.

Economies of Scale. The subadvisory fee to be paid to Boston Advisors by NFA will include breakpoints in the same amount and at the same levels as those in the current subadvisory agreement.

Profitability; Fall-Out Benefits. The Trustees determined to defer any review of profitability of the subadvisory agreement to Boston Advisors until Boston Advisors had served in that capacity for a reasonable amount of time.

Terms of the Subadvisory Agreement. The noncompensatory terms of the subadvisory agreement are substantially similar to the terms of the subadvisory agreements that the Trust currently has in place with other unaffiliated subadvisers.

Nationwide International Value Fund

The Trustees considered that, while the Fund’s actual advisory fee rate for Institutional Service Class shares ranked within the fifth quintile of the Fund’s expense group, the Fund’s actual advisory fee was only 3.1 basis points above the subadvised expense group median. The Trustees also considered that the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was at the median of the Fund’s expense group and was 10.1 basis points below the subadvised expense group median. The Trustees further considered management’s statement that, as a result of redemptions from the Fund, management anticipates that it will have an ongoing obligation under its expense cap agreement with the Fund. The Trustees considered that, although the Fund’s Institutional Service Class shares had achieved a level of total return performance ranked within the fifth quintile of the funds in its performance universe for the three-year period ended August 31, 2013, management reported that the Fund has posted improved performance since UBS Global Asset Management (Americas) Inc. replaced the Fund’s former subadviser in July 2011. The Trustees also considered management’s statement that Lipper had recently recategorized the Fund as an International Core Fund while the Fund

Supplemental Information (Continued)

has a strong value orientation, and that the Fund may be expected to underperform a core universe when value is out of favor, as it has been in recent periods.

Nationwide U.S. Small Cap Value Fund

The Trustees considered that the Fund’s Institutional Service Class shares had achieved a level of total return performance that ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2013, but that the Fund’s actual advisory fee for Institutional Service Class shares was in the fifth quintile of the Fund’s expense group. The Trustees noted that the Fund’s actual advisory fee was 10.4 basis points above the expense group median, and considered the effect of fee waivers on the advisory fees of other funds in the Fund’s expense group. The Trustees considered that the adviser had agreed to add a breakpoint to the advisory fee schedule at $500 million, effective May 1, 2014. In addition, the Trustees noted that the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was at the expense group median. The Trustees also noted management’s view that the Fund provides shareholders with access to the portfolio management services of Dimensional Fund Advisors, the Fund’s subadviser, which are in great demand. The Trustees considered management’s view that, in light of these factors, the advisory fee and overall fees for the Fund are reasonable.

Nationwide Global Equity Fund

The Trustees considered that, while the Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for Class A shares were each ranked within the first quintile of the Fund’s expense group, the Fund’s Class A shares had achieved a level of total return performance ranked within the fourth quintile of the funds in its performance universe for the three-year period ended August 31, 2013. The Trustees noted management’s statements that the Fund’s underperformance was due to the period during the latter half of 2010 and first half of 2011, during which UBS Global Asset Management (Americas) Inc., the Fund’s subadviser, positioned the Fund for global growth, but that the market was focused during that time on macroeconomic concerns, particularly in Europe. The Trustees considered management’s statements that the Fund’s performance has improved since UBS repositioned the Fund, and that NFA has confidence in UBS.

Nationwide High Yield Bond Fund

The Trustees considered that the Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for Class A shares were each ranked within the first quintile of the Fund’s expense group. The Trustees also considered that the Fund’s Class A shares had achieved a level of total return performance ranked within the fourth quintile of the funds in its performance universe for the three-year period ended August 31, 2013. The Trustee’s noted management’s statements that the Fund is primarily invested in higher rated bonds within the “junk” bond category, and that this positioning caused the Fund to underperform during the recent “risk-on” period, when lower quality bonds generally outperformed. The Trustees took into account management’s view that the Fund’s portfolio and performance are consistent with the comparatively lower risk strategy of the Fund’s subadviser, which should serve investors well over a full market cycle.

Nationwide Enhanced Income Fund

The Trustees considered that the Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for Institutional Class shares were ranked within the 5th quintile and the 4th quintile, respectively, but took into account management’s statements that the peer group’s median changed significantly from the prior year, and that this appears to be attributable to significant waivers by other funds in the peer group. The Trustees noted that the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was only 4.7 basis points above the expense group median. The Trustees also took into account management’s statement that management had waived $51,158 in fees during the one-year period captured in the Lipper reports. The Trustees considered that the Fund’s Institutional Class shares had achieved a level of total return performance ranked within the fourth quintile of the funds in its performance universe

Supplemental Information (Continued)

for the three-year period ended August 31, 2013. The Trustees considered management’s statement that the Fund was being compared to peer group funds that had different duration and quality characteristics, and that the Fund had been managed to maintain a more conservative position as to duration and credit quality than many of its peer funds. The Trustees also considered management’s statements that the Fund’s performance has improved since HighMark Capital Management, Inc. replaced the Fund’s former subadviser in June 2013, and that management believes the new subadviser is capable of producing more competitive returns than the former subadviser through its diversified approach to credit qualities.

Nationwide Government Bond Fund

The Trustees considered that the Fund’s Institutional Service Class shares had achieved a level of total return performance that ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2013, but that the Fund’s actual advisory fee and total expense ratio (excluding 12b-1/non-12b-1 fees) for Institutional Service Class shares were each in the fifth quintile of the Fund’s expense group. The Trustees noted that, effective May 1, 2013, the Fund’s subadviser agreed to reduce its subadviser fee by 2.5 basis points and that all of the associated savings from this reduction were passed along to shareholders because the adviser waived a corresponding portion of its advisory fee. The Trustees also noted that the adviser agreed to reduce its advisory fee by 5 basis points, effective May 1, 2014. The Trustees noted management’s statements that the Fund has breakpoints in place and that both the advisory fee and the total expense ratio may be reduced in the future with asset growth. The Trustees considered management’s analysis as to how the Fund compared when its peers were chosen based on factors such as similar duration, credit quality, and size, noting that the Fund’s actual advisory fee and total expense ratio (excluding 12b-1/non-12b-1 fees) were approximately at the median compared to peers chosen based on those factors.

Nationwide Inflation-Protected Securities Fund

The Trustees considered that the Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for Institutional Class shares were each ranked within the first quintile of the Fund’s expense group and were each ranked first among the Fund’s subadvised expense group. The Trustees noted management’s statement that the Fund had not been active for a long enough period of time to conduct a performance screen, but also noted that the annualized performance of the Fund’s Institutional Class shares was ranked within the second quintile of the funds in its performance universe for the three-month period ended August 31, 2013.

Nationwide Money Market Fund

The Trustees considered that the Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for Institutional Class shares were ranked within the 5th quintile and the 4th quintile, respectively, but took into account that the Fund’s actual advisory fee and total expense ratio were 6 basis points and 4.5 basis points above the expense group medians, respectively, and were 2.3 basis points and 0.6 basis points above the subadvised expense group medians, respectively. The Trustees also took into account management’s statement that management had waived $3.27 million in fees during the one-year period covered by the Lipper report. The Trustees considered that the Fund’s Institutional Class shares had achieved a level of total return performance ranked within the fifth quintile of the funds in its performance universe for the three-year period ended August 31, 2013. The Trustees considered management’s statement that the Fund’s underperformance was mainly driven by its relative underweighting within the banking sector, which management reported was one of the highest yielding sectors over the period. The Trustees noted management’s statement that, during the current low interest rate environment, small differences in fund expenses can result in large differences in comparative expense and performance rankings. The Trustees further considered management’s belief that the Fund’s performance is acceptable under the circumstances and management’s continued confidence in the strategy currently being pursued by the Fund’s subadviser.

Supplemental Information (Continued)

Nationwide Short Duration Bond Fund

The Trustees considered that the Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for Class A shares were ranked within the 3rd quintile and the 2nd quintile, respectively. The Trustees considered that the Fund’s Class A shares had achieved a level of total return performance ranked within the fifth quintile of the funds in its performance universe for the three-year period ended August 31, 2013. The Trustees considered management’s statement that HighMark Capital Management, Inc. (“HighMark”) replaced the Fund’s former subadviser in June 2013, and that management believes the new subadviser is capable of producing more competitive returns than the previous subadviser through its more diversified approach to credit qualities. The Trustees further considered management’s statement that the Fund’s Class A shares had achieved a level of total return performance ranked in the 59th percentile of the Fund’s performance universe for the period beginning in June 2013, when HighMark began serving as subadviser.

-            -             -

At the March 2014 Board meeting, the Trustees received and considered information provided by the Adviser in follow-up from the January 2014 Board meeting. After extensive discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, the Trustees concluded the following:

—	The investment performance of each Fund was either (a) acceptable or better, or (b) subject to reasonable steps to monitor or address underperformance.
—	The nature, extent, and quality of the investment advisory services provided to the Fund by the Adviser and Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements: and
—

The cost of services provided by NFA to each Fund appeared reasonable in relation to the services and benefits provided to each Fund and the level of profitability to NFA of its contractual arrangements with each Fund did not appear so high as to call into question the appropriateness of the fees paid to NFA by any Fund or otherwise to preclude the proposed continuation of the agreements for any of the Funds.

The Trustees determined that specific changes to the Fund’s investment advisory arrangements were not necessary at that time to increase the extent to which any economies of scale are shared between the Adviser and the Fund, but determined to continue to review ways, and the extent to which, economies of scale might be shared between the Adviser and shareholders of the Fund.

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

Initial Approval of Subadvisory Agreement — Nationwide Fund, Nationwide Enhanced Income Fund, and Nationwide Short Duration Bond Fund

At the March 28, 2013 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for each of Nationwide Fund, Nationwide Enhanced Income Fund, and Nationwide Short Duration Bond Fund (each, a “Fund,” and, together, the “Funds”), an investment subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”) (the “Subadvisory Agreement”). The Trustees were provided with detailed materials relating to HighMark in advance of and at the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

The Trustees met in person with Nationwide Fund Advisors (“NFA”), the investment adviser to the Funds, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others. The Trustees also reviewed the proposed subadvisory relationship with representatives of HighMark.

Supplemental Information (Continued)

Nationwide Fund

In making their determinations, the Trustees took into account information as to HighMark’s account management style, investment philosophy and process, and past performance, and HighMark’s personnel that would be serving the Fund. In evaluating the Subadvisory Agreement, the Trustees also reviewed information provided by NFA, including the terms of the Subadvisory Agreement and information regarding fee arrangements, including the structure of the sub-advisory fees, and the fact that NFA pays HighMark out of its advisory fees. The Trustees also took into account information presented by NFA as to the performance record of the proposed management team. The Trustees considered NFA’s statements that, although the Fund’s performance had improved somewhat in recent periods, it had generally underperformed in the long term, and that the Fund’s current dual-sub-adviser strategy had not been well received in the market to date, and NFA’s statement that it believed the Fund would benefit from HighMark’s appointment as the Funds’ sole sub-adviser. The Trustees also considered that HighMark is the investment adviser to a number of mutual funds being “adopted” by the Nationwide organization, and that the adoption transaction contemplated that HighMark would serve as sub-adviser to the Fund; the Trustees took into account the potential conflicts of interest posed by those arrangements.

Nationwide Enhanced Income Fund

In making their determinations, the Trustees took into account information as to HighMark’s account management style, investment philosophy and process, and past performance, and as to HighMark’s personnel that would be serving the Fund, and compared that information to information regarding past performance of the Fund’s existing sub-adviser and the investment philosophy and process of the existing sub-adviser, which NFA viewed as more conservative than many of the Fund’s peers and than many investors in short-term fixed-income funds find desirable. In evaluating the Subadvisory Agreement, the Trustees also reviewed information provided by NFA, including the terms of the Subadvisory Agreement and information regarding fee arrangements, the structure of the sub-advisory fees, and the fact that NFA pays HighMark out of its advisory fees. The Trustees also considered that HighMark is the investment adviser to a number of mutual funds being “adopted” by the Nationwide organization and that the adoption transaction contemplated that HighMark would serve as sub-adviser to certain other Nationwide funds, but not including this Fund; the Trustees took into account the potential conflicts of interest posed by those arrangements.

Nationwide Short Duration Bond Fund

In making their determinations, the Trustees took into account information as to HighMark’s account management style, investment philosophy and process, and past performance, and as to HighMark’s personnel that would be serving the Fund, and compared that information to information regarding past performance of the Fund’s existing sub-adviser and the investment philosophy and process of the existing sub-adviser, which NFA viewed as more conservative than many of the Fund’s peers and than many investors in short-term fixed-income funds find desirable. In evaluating the Subadvisory Agreement, the Trustees also reviewed information provided by NFA, including the terms of the Subadvisory Agreement and information regarding fee arrangements, the structure of the sub-advisory fees, and the fact that NFA pays HighMark out of its advisory fees. The Trustees also considered that HighMark is the investment adviser to a number of mutual funds being “adopted” by the Nationwide organization, and that the adoption transaction contemplated that HighMark would serve as sub-adviser to certain other Nationwide funds, but not including this Fund; the Trustees took into account the potential conflicts of interest posed by those arrangements.

-            -            -

After extensive discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded the following:

—	The nature and extent of the investment advisory services to be provided to the Funds by HighMark were consistent with the terms of the Subadvisory Agreement;

Supplemental Information (Continued)

—	The prospects for satisfactory investment performance were reasonable;
—	The cost of services to be provided by HighMark to the Funds appeared to be fair and reasonable in relation to the services and benefits to be provided to the Funds; and
—	Profitability should be assessed after a reasonable period of service to the Funds.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, concluded that the approval of the Subadvisory Agreement was in the best interests of the Funds and their shareholders and unanimously approved the Subadvisory Agreement for a two-year period commencing from the execution of the Subadvisory Agreement.

Supplemental Information (Continued)

Approval of Advisory and Subadvisory Agreements — Nationwide Bailard Emerging Markets Equity Fund

In December 2013, the Trustees met in person with Nationwide Fund Advisors (“NFA”), Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the approval of the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Subadvisory Agreement with Bailard, Inc. (“Bailard,” and, together with NFA, the “Advisers”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”) for the Nationwide Bailard Emerging Markets Equity Fund (the “Fund”). At the March 12, 2014 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved the Advisory Agreements for the Fund. The Trustees were provided with detailed materials relating to Bailard in advance of the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

In making their determinations, the Trustees took into account information provided to them as to management style and investment philosophy and process of Bailard. The Trustees considered Bailard’s past performance and Bailard’s personnel that would be serving the Fund. The Trustees considered the terms of the Advisory Agreements and information regarding fee arrangements, including the structure of the sub-advisory fees, and the fact that NFA pays Bailard out of its advisory fees.

The Trustees noted that the proposed advisory fees to be paid by the Fund to NFA were one basis point above the median of the fees paid by the peer funds presented at the meeting, but that the Fund’s anticipated total expense ratio (excluding 12b-1/non-12b-1 fees) was below the median of the total expense ratio (excluding 12b-1/non-12b-1 fees) paid by the peer funds presented at the meeting. In considering the appointment of Bailard as sub-adviser to the Fund, the Trustees considered NFA’s statement that Bailard already manages separate accounts in the emerging markets equities style, and that NFA believes the Fund is quite fortunate in having secured the services of Bailard in an environment where emerging markets equity managers are in great demand.

After discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded the following:

—	The nature, extent, and quality of the investment advisory services to be provided to the Fund by the Advisers were appropriate and consistent with the terms of the Advisory Agreements;
—	In light of the various factors considered, the cost of services to be provided by NFA to the Fund appeared reasonable in relation to the services and benefits to be provided to the Fund; and
—	The level of potential profitability to NFA of its contractual arrangements with the Fund did not appear so high as to call into question the appropriateness of the fees paid to NFA by the Fund.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

Supplemental Information (Continued)

Approval of Advisory and Subadvisory Agreements — Nationwide Diverse Managers Fund

In December 2013, the Trustees met in person with Nationwide Fund Advisors (“NFA”), Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the approval of the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and separate Subadvisory Agreements with each of Ariel Investments, LLC (“Ariel”), Garcia Hamilton & Associates, L.P. (“Garcia”), Herndon Capital Management, LLC (“Herndon”), and Strategic Global Advisors, LLC (“SGA,” and, together with NFA, Ariel, Garcia, and Herndon, the “Advisers”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”) for the Nationwide Diverse Managers Fund (the “Fund”). At the March 12, 2014 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved the Advisory Agreements for the Fund. The Trustees were provided with detailed materials relating to the Advisers in advance of the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

In making their determinations, the Trustees took into account information provided by each of Ariel, Garcia, Herndon, and SGA (each, a “Sub-Adviser,” and together, the “Sub-Advisers”) regarding each Sub-Adviser’s respective management style and investment philosophy and process. The Trustees considered each Sub-Adviser’s past performance and the personnel of each Sub-Adviser that would be serving the Fund. The Trustees considered the terms of the Advisory Agreements and information regarding fee arrangements, including the structure of the sub-advisory fees, and the fact that NFA pays each Sub-Adviser out of its advisory fees. The Trustees considered that each Sub-Adviser would manage a separate investment “sleeve” of the Fund, and considered management’s recommended allocation of the Fund’s assets among the four Sub-Advisers.

The Trustees noted that the proposed net advisory fee to be paid by the Fund to NFA was below the median of the fees paid by the peer funds presented at the meeting, and that the Fund’s anticipated total expense ratio was also below the median. In considering the appointment of each of the Sub-Advisers, the Trustees considered NFA’s statement that the proposed Sub-Advisers have achieved favorable past performance.

After discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded the following:

—	The nature, extent, and quality of the investment advisory services to be provided to the Fund by the Advisers were appropriate and consistent with the terms of the Advisory Agreements;
—	In light of the various factors considered, the cost of services to be provided by NFA to the Fund appeared reasonable in relation to the services and benefits to be provided to the Fund; and
—	The level of potential profitability to NFA of its contractual arrangements with the Fund did not appear so high as to call into question the appropriateness of the fees paid to NFA by the Fund.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

Management Information

April 30, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply
International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany
International Corp. (paper industry) from 2005 to 2013, Terex Corporation

(construction equipment)

from 2004 to present, and Minerals
Technology, Inc. (specialty chemicals) from

2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

Management Information (Continued)

April 30, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

Management Information (Continued)

April 30, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

Management Information (Continued)

April 30, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM: An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) 1-Year Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of 12-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity.

BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of six-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the rebalancing date.

BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch (BofAML) U.S. High Yield Cash Pay Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade, fixed-rate, publicly issued, non-convertible, coupon-bearing corporate debt with a remaining maturity of at least one year. Each issue represented must have an outstanding par value of at least $50 million, must be less than BBB/Baa3-rated but not in default, and is restricted to a maximum of 2% of the total index.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

Market Index Definitions (con’t.)

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets.

MSCI World ex USA Index: An unmanaged index that measures the equity market performance of developed-market countries excluding the United States; covers approximately 85% of the free float-adjusted market capitalization in each country, capturing large-cap and mid-cap representation.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Market Index Definitions (con’t.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS).

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC.

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

© 2014 Nationwide Funds Group. All rights reserved.

SAR-CORE 6/14

Semiannual Report

April 30, 2014 (Unaudited)

Nationwide Mutual Funds

Index Funds

Nationwide Bond Index Fund

Nationwide International Index Fund

Nationwide Mid Cap Market Index Fund

Nationwide S&P 500 Index Fund

Nationwide Small Cap Index Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Semiannual Report

Nationwide Funds®

Message to Shareholders

April 30, 2014

Dear Shareholder,

This spring about 1.6 million college seniors will be awarded their degrees. Perhaps you know a special member of the Class of 2014. With crisp diplomas in hand, these newly minted graduates are members of the tech-savvy Millennial generation, Americans born between 1978 and 1994.

Now ages 20 to 36, Millennials are a diverse, generally optimistic, service-conscious group with far-reaching social network contacts at their fingertips and an endless capacity for real-time electronic communications. Most Millennials don’t remember a pre-digital world, but all of them remember the events of September 11, 2001. They face a challenging post-Great Recession economy and many are beginning their careers with large college loans to repay.

The graduates in the Class of 2014 have learned a lot, but what they may not know is that they need to start making financial plans for retirement now. A recent study by the FINRA Investor Education Foundation reports that while Millennials are the most-educated generation in American history, they show very low levels of financial literacy. Just 24% of Millennials tested were able to correctly answer at least four questions of a basic five-question financial literacy quiz.*

Nationwide is committed to helping all Americans prepare for and live in retirement. We encourage investors from every generation and at each stage of life to continue to learn and seek empowerment through knowledge and advice. Each quarter we include our shareholder education newsletter, the Nationwide Funds Investor, mailed with your statement. Designed to provide basic investment concepts and trends, this is just one of hundreds of publications available for today’s investors of all levels to increase their investment knowledge.

Albert Einstein wisely said, “Wisdom is not a product of schooling but of the lifelong attempt to acquire it.” Please help us spread the word that it is never too early to talk with a financial advisor and begin financial planning for your future.

Never stop learning. Thank you for investing with Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

*	“The Financial Capability of Young Adults — A Generational View,” FINRA Investor Education Foundation, FINRA Foundation Financial Capability Insights, March 2014, Gary R. Mottola, Ph.D.

1

Economic Review

During the six-month reporting period ended April 30, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering an 8.36% return, and nearly all sectors and capitalization ranges showing strong performance for the reporting period. Results for international equities were mixed during the period, with positive developed-market performance offset by negative returns in emerging markets. Fixed-income returns were positive for the period, primarily in the long-term and credit-sensitive segments.

In the United States, investment performance during the period was affected positively by encouraging economic data and the anticipation of continued strong corporate earnings. Equity market returns and bond yields were volatile in response to actions by the Federal Reserve Board to decrease (taper) the asset purchase program, also known as Quantitative Easing (QE), but the expectation of a continued low-interest-rate environment was sufficient to drive equity and bond markets higher.

The S&P 500 Index produced positive performance in five of the six months of the reporting period, with the only negative monthly return, -3.46%, registered during January. The brief downturn was more than offset by a 4.57% return in February.

The best-performing sectors for the S&P 500 Index during the reporting period were utilities, up 13.1%; technology, up 11.2%; and health care, up 11.2%. Utilities and technology benefited from a strong earnings environment, while health care rallied in reaction to excitement surrounding new products. The weakest sectors during the reporting period were telecommunications, with -1.7%; consumer discretionary, with 1.6%; and consumer staples, with 5.8%. These three sectors were affected by company-specific events and a general preference among investors for economically cyclical exposure.

The strong performance in U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value outperforming growth.

U.S. economic activity decelerated during the reporting period, with fourth-quarter 2013 real gross domestic product (GDP) growth of 2.6% falling in the first quarter of 2014 to 0.1% (tied for the second-lowest growth since the end of the economic recession in 2009). Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) remaining below 2%. Despite job-creation levels coming in lower than during many past recoveries, the unemployment rate continued to decline during the reporting period, falling from 7.2% to 6.3%.

Throughout the reporting period, the performance of international stocks continued to be positive, but weaker relative to U.S. stocks. Investors’ focus was on uncertainty surrounding actions by Russia with regard to Crimea, and the potential for conflict with Ukraine. In addition, sluggish European economic growth and worries about a U.S. tapering depressed relative returns during the period. In Asia, returns were relatively weak overall; Japan was slightly positive and countries in the region other than Japan were slightly negative. Emerging market stocks were weak on concerns about slowing economic growth in China and political tensions between Russia and Ukraine.

Performance in the fixed-income markets was driven by stabilization in interest rates during the reporting period. Long-term Treasury yields rose from 2.56% to 2.65% during the reporting period, with interest rates little changed since July 2013 following an increase of nearly 1% between May and July of 2013. Fixed-income returns were positive, as investors absorbed the news that the Fed will begin to taper the QE program. Long-term and credit-sensitive bonds delivered the strongest performance during the reporting period.

2

Economic Review (con’t.)

Index	Six-Month Total Return (as of April 30, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.40%
Barclays U.S. 10-20 Year Treasury Bond	2.13%
Barclays Emerging Markets USD Aggregate Bond	2.96%
Barclays Municipal Bond	4.08%
Barclays U.S. Aggregate Bond	1.74%
Barclays U.S. Corporate High Yield	4.72%
MSCI Emerging Markets®	-2.98%
MSCI World ex USA	4.51%
Russell 1000® Growth	6.95%
Russell 1000® Value	9.61%
Russell 2000®	3.08%
S&P 500®	8.36%

3

Fund Commentary	Nationwide Bond Index Fund

For the semiannual period ended April 30, 2014, the Nationwide Bond Index Fund (Institutional Class) returned 1.77% versus 1.74% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 200 funds as of April 30, 2014) was 3.52% for the same time period.

Fixed-income market recap

At the end of 2013, the U.S. fixed-income market continued to take cues from indicators of Federal Reserve (Fed) monetary policy, including Fed speakers and economic data. While then-Vice Chair Janet Yellen in her November 2013 testimony signaled a higher likelihood of the Fed’s maintaining quantitative easing (QE) in its current form at least through the start of 2014, the economic data improvement led investors to price in a higher likelihood of a December 2013 taper (gradual reduction of QE). As a result, rates rose in November, although most spread sectors outperformed given the recent improvement in economic data. December proved to be a tough month for fixed income with the Barclays U.S. Aggregate Bond Index (Barclays Aggregate) posting negative returns. Following the Fed’s announcement that it would reduce its asset purchase program, the 10-year Treasury yield closed above 3.00% for the first time since 2011. The Federal Open Market Committee (FOMC, or “Committee”) announced that starting in January 2014, the Committee would reduce both its monthly Treasury and Agency mortgage-backed securities purchases by a rate of $5 billion per month. The Fed did not announce a preset schedule for future purchases, explaining that it would continue to monitor U.S. economic and financial developments and adjust asset purchases at an appropriate rate. Treasurys responded to the announcement with yields pushing higher; concurrently, an equity rally caught market participants by surprise.

Going into 2014, we believed that most market observers expected the trend of accelerating economic growth and rising bond yields that characterized 2013 to continue in 2014. These notions were shaken in January as some disappointing economic data coupled with volatility in the emerging markets fueled a rally in U.S. Treasurys. The 10-year yield ended the month at 2.64%, constituting the lowest figure since November 2013 and well below the 3.03% close at the end of 2013. As many market participants expected, the Fed voted to reduce asset purchases in February by another $10 billion per month to $65 billion. The reduction was evenly split between Treasurys and Agency mortgage-backed securities. This was the first time since June 2011 that the Fed’s monetary policy decision was unanimous. The Fed’s risk statement did not change, noting that “the Committee sees the risks to the outlook for the economy and the labor market as having become more nearly balanced.” January’s statement, however, subtly introduced more positive language on the economic outlook. As an example, the Committee described economic conditions as “picking up” versus “expanding at a moderate pace.” The Committee also stated that “household spending and business fixed investment “advanced more quickly” rather than “advanced.”

The bid for fixed income remained robust in February given the continued deceleration of economic data, generally supportive Fed communication and enduring emerging markets risk (most notably from Ukraine). The Barclays Aggregate returned 0.53%, with spread sectors outperforming Treasurys given the relatively benign rate volatility. While economic weakness was the primary driver of fixed-income flows, rates remained relatively rangebound as investors discounted the data due to inclement weather. The Fed continued with its $10 billion reduction in monthly Treasury and Agency mortgage-backed securities purchases. The main Fed events in February were Fed Chair Yellen’s first Congressional testimony and the release of the January FOMC minutes. Equities responded well to Yellen’s first testimony as she defended QE’s positive impact on housing, autos, the unemployment rate and economic growth. Addressing the recent weakness in economic data, particularly the employment data, Yellen cited the possibility that the weakness was weather related, but that the Committee would need more time to assess the impact.

4

Fund Commentary (con’t.)	Nationwide Bond Index Fund

The fixed-income market experienced a great deal of volatility in the month of March. Yields began to rise at the beginning of the month after the positive payroll report but quickly retreated as the well-publicized conflict between Russia and Ukraine caused concern for investors. Toward the end of the month, in Yellen’s first post-FOMC conference, she suggested that the first federal funds rate hike could happen as soon as six months after tapering ends. The markets reacted strongly to this statement with the yield curve flattening and rates rising.

As expected, in the March FOMC statement, the Fed announced that it would once again taper its asset purchase program by $10 billion per month. The Fed also updated its forward guidance by eliminating the 6.5% unemployment rate threshold. Yellen’s statement, combined with FOMC members’ upward revision of their “time to first rate hike forecast” contained in the statement of economic projections (SEP), drew an immediate reaction from the market. The yield curve flattened as bonds sold off in the front end of the curve. The spread between the 30-year Treasury bond and the 5-year Treasury bond fell to 1.81% toward the end of March, the flattest it has been since 2009.

The fixed-income markets rallied in April as a majority of the reported economic data beat expectations and trended higher from March. This strong data gave many investors conviction that the slowdown seen in the first quarter of the year was mostly due to bad weather. The trend of a flattening yield curve continued into April with the spread between the 30-year Treasury bond and the 5-year Treasury bond curve flattening 6 basis points and the spread between the 5-year Treasury bond and the 10-year Treasury bond curve flattening 2 basis points. This flattening was led by the back end of the curve with the 30-year yield dropping from 3.56% to 3.37%. The Fed’s decision to maintain the pace of tapering at $10 billion per month was consistent with market expectations, as the April FOMC meeting was largely seen as a nonevent by the market given that the meeting included only the release of a statement and no press conference. The statement from the Fed acknowledged the pickup in growth, explaining that the “information received since the Federal Open Market Committee met in March indicates that growth in economic activity has picked up recently, after having slowed sharply during the winter in part because of adverse weather conditions.”

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Scott Radell and Karen Uyehara

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in fixed-income securities and foreign securities. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Nationwide Bond Index Fund

Objective

The Fund seeks to match the performance of the Barclays U.S. Aggregate Bond Index as closely as possible before the deduction of Fund expenses.

Asset Allocation†

U.S. Treasury Notes	29.7%
U.S. Government Mortgage Backed Agencies	29.2%
Corporate Bonds	24.6%
Mutual Funds	9.7%
U.S. Treasury Bonds	5.6%
U.S. Government Sponsored & Agency Obligations	3.1%
Sovereign Bonds	2.9%
Commercial Mortgage Backed Securities	1.9%
Municipal Bonds	0.9%
Yankee Dollars	0.5%
Asset-Backed Securities	0.5%
Repurchase Agreement††	0.0%
Liabilities in excess of other assets†††	(8.6)%
100.0%

Top Industries††††

Banks	3.1%
Oil, Gas & Consumable Fuels	2.1%
Diversified Financial Services	1.7%
Electric Utilities	1.5%
Capital Markets	1.2%
Media	1.1%
Gas Utilities	1.0%
Insurance	0.9%
Diversified Telecommunication Services	0.9%
Pharmaceuticals	0.9%
Other Industries*	85.6%
100.0%

Top Holdings††††

Fidelity Institutional Money Market Fund — Institutional Class	8.9%
U.S. Treasury Notes, 2.00%, 01/31/16	1.3%
U.S. Treasury Notes, 0.25%, 02/29/16	1.2%
Government National Mortgage Association II Pool TBA, 3.00%, 05/15/44	1.0%
Federal National Mortgage Association Pool TBA, 4.50%, 05/25/44	0.9%
Federal National Mortgage Association Pool TBA, 4.00%, 05/25/44	0.9%
Federal National Mortgage Association Pool TBA, 2.50%, 05/25/29	0.9%
U.S. Treasury Notes, 0.25%, 08/15/15	0.9%
Federal National Mortgage Association Pool TBA, 3.00%, 05/25/44	0.8%
Federal Home Loan Mortgage Corp. Gold Pool TBA, 4.00%, 05/15/44	0.8%
Other Holdings*	82.4%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of April 30, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

6

Fund Performance	Nationwide Bond Index Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	1.48%	(0.84)%	4.15%	4.14%
	w/SC2	(0.80)%	(5.04)%	2.92%	3.53%
Class C3	w/o SC1	1.17%	(1.44)%	3.53%	3.52%
	w/SC4	0.18%	(2.39)%	3.53%	3.52%
Institutional Class[5]		1.77%	(0.44)%	4.57%	4.56%
Barclays U.S. Aggregate Bond Index		1.74%	(0.26)%	4.88%	4.83%
CPI		1.51%	1.95%	2.14%	2.35%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]

Prior to February 28, 2011, a 5.75% front-end sales charge was deducted. For the period from March 1, 2011 through October 29, 2013 a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[3]

These returns are based on the previous performance of the Fund for the period through December 31, 2005 of Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for the class has been restated to reflect differences in SCs (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and administrative services fees) applicable to such class. If these other fees were reflected, the performance for Class C would have been lower.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

Expense Ratios

Expense Ratio*
Class A	0.68%
Class C	1.29%
Institutional Class	0.27%

*	Current effective prospectus dated March 1, 2014. Please see the Fund's most recent prospectus for details.

7

Fund Performance (con’t.)	Nationwide Bond Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Bond Index Fund versus the Barclays U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 4/30/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Nationwide Bond Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bond Index Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14	Expense Ratio During Period (%) 11/01/13 - 04/30/14
Class A Shares	Actual	[a]	1,000.00	1,014.80	3.30	0.66
	Hypothetical	[a,b]	1,000.00	1,021.52	3.31	0.66
Class C Shares	Actual	[a]	1,000.00	1,011.70	6.33	1.27
	Hypothetical	[a,b]	1,000.00	1,018.50	6.36	1.27
Institutional Class Shares	Actual	[a]	1,000.00	1,017.70	1.30	0.26
	Hypothetical	[a,b]	1,000.00	1,023.51	1.30	0.26

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund

Asset-Backed Securities 0.5%

	Principal Amount	Market Value

Automobiles 0.2%
Ally Auto Receivables Trust, Series 2012-4, Class A4, 0.80%, 10/16/17	$1,000,000	$1,002,785
Santander Drive Auto Receivables Trust, Series 2012-4, Class C, 2.94%, 12/15/17	700,000	720,178

		1,722,963

Credit Card 0.3%
Capital One Multi-Asset Execution Trust, Series 2007-A7, Class A7, 5.75%, 07/15/20	1,191,000	1,361,944
Chase Issuance Trust, Series 2012-A8, Class A8, 0.54%, 10/16/17	500,000	500,225
Citibank Credit Card Issuance Trust, Series 2006-A3, Class A3, 5.30%, 03/15/18	750,000	813,447

		2,675,616

Total Asset-Backed Securities (cost $4,391,615)		4,398,579

Commercial Mortgage Backed Securities 1.9%
Banc of America Commercial Mortgage, Inc., Series 2007-1, Class A4, 5.45%, 01/15/49	1,630,000	1,771,452
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR8, Class AJ, 4.75%, 06/11/41	1,384,000	1,395,971
CW Capital Cobalt Ltd., Series 2007-C3, Class A4, 5.96%, 05/15/46 (a)	473,194	523,217
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class AM, 5.48%, 03/10/39	1,000,000	1,072,299
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP4, Class AM, 5.00%, 10/15/42 (a)	1,546,000	1,617,817
Series 2006-LDP7, Class A4, 6.03%, 04/15/45 (a)	1,000,000	1,082,996
Series 2006-LDP9, Class A3, 5.34%, 05/15/47	2,000,000	2,178,509
Series 2007-CB18, Class AM, 5.47%, 06/12/47 (a)	300,000	329,617
Series 2011-C5, Class A3, 4.17%, 08/15/46	600,000	642,164

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3, 6.09%, 08/12/49 (a)	$857,000	$956,402
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4, 2.92%, 02/16/46	1,300,000	1,261,529
Wachovia Bank Commercial Mortgage Trust
Series 2006-C25, Class A5, 5.91%, 05/15/43 (a)	1,900,000	2,064,875
Series 2007-C33, Class A4, 6.13%, 02/15/51 (a)	1,395,000	1,532,711

Total Commercial Mortgage Backed Securities (cost $14,859,913)		16,429,559

Corporate Bonds 24.6%
Aerospace & Defense 0.3%
Boeing Capital Corp., 4.70%, 10/27/19	250,000	281,059
Boeing Co. (The), 4.88%, 02/15/20	200,000	225,507
General Dynamics Corp., 3.88%, 07/15/21	150,000	159,754
L-3 Communications Corp., 4.95%, 02/15/21	250,000	271,570
Lockheed Martin Corp., 4.07%, 12/15/42	191,000	182,218
Northrop Grumman Corp., 4.75%, 06/01/43	250,000	257,915
Raytheon Co.
6.40%, 12/15/18	144,000	170,860
3.13%, 10/15/20	250,000	257,580
Rockwell Collins, Inc., 5.25%, 07/15/19	70,000	78,412
United Technologies Corp.
4.88%, 05/01/15	460,000	480,369
6.13%, 07/15/38	150,000	191,379
4.50%, 06/01/42	250,000	259,249

		2,815,872

Airlines 0.1%
American Airlines Pass Through Trust, Series 2013-2, Class A, 4.95%, 07/15/24 (b)	242,600	260,492
Delta Air Lines Pass Through Trust, Series 2012-1, Class A, 4.75%, 05/07/20	224,198	242,694
Southwest Airlines Co., 5.13%, 03/01/17	103,000	112,907

10

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Airlines (continued)
United Airlines Pass Through Trust, Series 2013-1, Class A, 4.30%, 02/15/27	$250,000	$256,875

		872,968

Auto Components 0.0%†
Delphi Corp., 4.15%, 03/15/24	150,000	154,180
Johnson Controls, Inc., 4.25%, 03/01/21	100,000	106,906

		261,086

Automobiles 0.2%
Ford Motor Co., 7.45%, 07/16/31	350,000	457,122
Toyota Motor Credit Corp.
0.88%, 07/17/15	600,000	603,745
2.10%, 01/17/19	350,000	352,268

		1,413,135

Banks 3.4%
Abbey National Treasury Services PLC, 4.00%, 04/27/16	125,000	132,543
Banco do Brasil SA, 3.88%, 10/10/22	300,000	278,641
Bank of America NA
6.00%, 06/15/16	205,000	225,208
5.30%, 03/15/17	500,000	550,440
Bank of Montreal, 1.30%, 07/15/16	500,000	505,379
Bank of New York Mellon Corp. (The), 2.30%, 07/28/16	450,000	464,656
Bank of Nova Scotia, 2.90%, 03/29/16	900,000	938,796
Bank One Corp., 8.00%, 04/29/27	202,000	265,126
Barclays Bank PLC, 5.14%, 10/14/20	250,000	268,553
BB&T Corp., 2.15%, 03/22/17	650,000	666,431
BNP Paribas SA
3.60%, 02/23/16	250,000	262,107
2.70%, 08/20/18	500,000	512,022
BPCE SA, 4.00%, 04/15/24	250,000	250,041
Branch Banking & Trust Co., 1.45%, 10/03/16	250,000	253,013
Canadian Imperial Bank of Commerce, 1.35%, 07/18/16	500,000	506,998
Capital One Financial Corp., 3.75%, 04/24/24	350,000	348,909

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Comerica, Inc., 4.80%, 05/01/15	$123,000	$127,683
Commonwealth Bank of Australia, 1.90%, 09/18/17	500,000	507,016
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.38%, 01/19/17	250,000	264,970
1.70%, 03/19/18	250,000	248,930
5.25%, 05/24/41	125,000	137,931
5.75%, 12/01/43	250,000	278,398
Discover Bank, 7.00%, 04/15/20	300,000	359,199
Export-Import Bank of Korea, 4.00%, 01/29/21	350,000	367,963
Fifth Third Bancorp
3.63%, 01/25/16	400,000	418,982
3.50%, 03/15/22	300,000	303,540
HSBC Bank USA NA, 5.88%, 11/01/34	498,000	573,553
HSBC Holdings PLC
4.00%, 03/30/22	500,000	525,308
4.25%, 03/14/24	500,000	505,291
HSBC USA, Inc.
1.63%, 01/16/18	500,000	497,860
2.63%, 09/24/18	250,000	257,114
Intesa Sanpaolo SpA, 3.88%, 01/15/19	200,000	207,775
JPMorgan Chase Bank NA, 6.00%, 07/05/17	530,000	602,533
KeyCorp, 5.10%, 03/24/21	150,000	169,783
Korea Development Bank (The), 3.25%, 03/09/16	500,000	519,782
Korea Finance Corp., 4.63%, 11/16/21	200,000	218,408
Kreditanstalt fuer Wiederaufbau
4.38%, 07/21/15	1,405,000	1,475,489
0.50%, 09/30/15	500,000	501,579
5.13%, 03/14/16	400,000	434,766
2.00%, 06/01/16	500,000	515,186
4.38%, 03/15/18	800,000	890,715
1.00%, 06/11/18	1,000,000	982,908
2.75%, 09/08/20	550,000	565,757
Landwirtschaftliche Rentenbank
2.13%, 07/15/16	250,000	258,329
5.13%, 02/01/17	600,000	668,212
National Australia Bank Ltd., 1.30%, 07/25/16	500,000	504,676
Oesterreichische Kontrollbank AG, 4.88%, 02/16/16	250,000	269,449
PNC Bank NA, 2.95%, 01/30/23	350,000	338,487

11

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
PNC Funding Corp.
5.25%, 11/15/15	$246,000	$262,110
5.13%, 02/08/20	400,000	452,195
Royal Bank of Canada, 2.20%, 07/27/18	500,000	507,883
Royal Bank of Scotland PLC (The), 4.38%, 03/16/16	500,000	530,555
State Street Bank & Trust Co., 5.30%, 01/15/16	200,000	215,350
State Street Corp., 4.38%, 03/07/21	300,000	330,632
Sumitomo Mitsui Banking Corp., 1.80%, 07/18/17	500,000	505,414
SunTrust Banks, Inc.
3.60%, 04/15/16	150,000	157,273
3.50%, 01/20/17	350,000	368,854
Toronto-Dominion Bank (The)
2.38%, 10/19/16	250,000	259,156
1.40%, 04/30/18	250,000	246,164
US Bancorp
1.65%, 05/15/17	350,000	354,737
4.13%, 05/24/21	100,000	107,842
Wells Fargo & Co.
3.68%, 06/15/16 (c)	550,000	582,296
5.13%, 09/15/16	144,000	157,141
1.50%, 01/16/18	750,000	743,448
2.15%, 01/15/19	500,000	500,331
3.00%, 01/22/21	500,000	505,681
5.38%, 02/07/35	118,000	135,075
5.61%, 01/15/44	483,000	539,062
Westpac Banking Corp., 2.25%, 07/30/18	500,000	505,363

		28,892,997

Beverages 0.5%
Anheuser-Busch Cos. LLC
5.00%, 03/01/19	164,000	185,613
5.75%, 04/01/36	151,000	181,563
6.00%, 11/01/41	103,000	130,638
Anheuser-Busch InBev Finance, Inc., 4.63%, 02/01/44	350,000	364,615
Anheuser-Busch InBev Worldwide, Inc.
0.80%, 07/15/15	500,000	502,355
5.00%, 04/15/20	200,000	227,450
2.50%, 07/15/22	250,000	238,203
Beam, Inc., 5.38%, 01/15/16	105,000	112,193
Coca-Cola Co. (The)
3.15%, 11/15/20	200,000	207,409
3.20%, 11/01/23	400,000	399,748
Diageo Capital PLC, 1.13%, 04/29/18	350,000	341,874

Corporate Bonds (continued)

	Principal Amount	Market Value

Beverages (continued)
Diageo Finance BV, 5.30%, 10/28/15	$451,000	$483,141
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	250,000	251,704
Molson Coors Brewing Co., 3.50%, 05/01/22	250,000	252,648
Pepsi Bottling Group, Inc. (The), Series B, 7.00%, 03/01/29	144,000	190,837
PepsiCo, Inc.
3.13%, 11/01/20	200,000	206,587
3.60%, 08/13/42	300,000	263,037

		4,539,615

Biotechnology 0.3%
Amgen, Inc.
2.30%, 06/15/16	200,000	206,163
3.45%, 10/01/20	200,000	207,802
6.40%, 02/01/39	300,000	371,947
Bio-Rad Laboratories, Inc., 4.88%, 12/15/20	100,000	104,500
Celgene Corp.
3.95%, 10/15/20	250,000	264,411
3.25%, 08/15/22	200,000	197,167
Genentech, Inc., 5.25%, 07/15/35	62,000	70,862
Gilead Sciences, Inc.
3.05%, 12/01/16	100,000	105,260
4.50%, 04/01/21	100,000	109,763
3.70%, 04/01/24	500,000	507,119

		2,144,994

Building Products 0.0%†
Owens Corning, 9.00%, 06/15/19	17,000	21,335

Capital Markets 1.3%
Ameriprise Financial, Inc.
5.30%, 03/15/20	100,000	113,743
4.00%, 10/15/23	250,000	260,022
Bear Stearns Cos. LLC (The)
5.30%, 10/30/15	123,000	131,098
4.65%, 07/02/18	246,000	271,004
Charles Schwab Corp. (The), 2.20%, 07/25/18	150,000	152,031
Credit Suisse USA, Inc.
5.85%, 08/16/16	300,000	333,202
7.13%, 07/15/32	195,000	268,801
Deutsche Bank AG
3.25%, 01/11/16	500,000	520,642
4.30%, 05/24/28 (a)	250,000	239,124
Franklin Resources, Inc., 2.80%, 09/15/22	250,000	241,856

12

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets (continued)
Goldman Sachs Group, Inc. (The)
5.35%, 01/15/16	$453,000	$486,472
3.63%, 02/07/16	430,000	449,334
2.90%, 07/19/18	500,000	512,663
Series D, 6.00%, 06/15/20	500,000	575,790
5.75%, 01/24/22	250,000	285,067
4.00%, 03/03/24	250,000	249,632
6.13%, 02/15/33	200,000	231,387
6.75%, 10/01/37	700,000	806,014
Jefferies Group LLC, 6.88%, 04/15/21	250,000	291,259
Morgan Stanley
3.45%, 11/02/15	200,000	207,591
1.75%, 02/25/16	500,000	506,662
3.80%, 04/29/16	200,000	210,350
4.75%, 03/22/17	500,000	545,585
2.13%, 04/25/18	250,000	250,570
2.50%, 01/24/19	350,000	350,074
7.30%, 05/13/19	400,000	485,563
5.50%, 07/28/21	150,000	169,647
4.10%, 05/22/23	350,000	347,701
Series F, 3.88%, 04/29/24	225,000	223,659
7.25%, 04/01/32	226,000	297,777
Nomura Holdings, Inc., 4.13%, 01/19/16	350,000	367,566
UBS AG
5.88%, 07/15/16	679,000	746,704
5.88%, 12/20/17	250,000	285,462

		11,414,052

Chemicals 0.4%
Air Products & Chemicals, Inc., 1.20%, 10/15/17	250,000	249,298
CF Industries, Inc.
3.45%, 06/01/23	200,000	195,452
5.15%, 03/15/34	250,000	261,685
Dow Chemical Co. (The)
4.13%, 11/15/21	150,000	158,314
4.38%, 11/15/42	350,000	326,380
E.I. du Pont de Nemours & Co.
5.25%, 12/15/16	265,000	295,159
4.90%, 01/15/41	200,000	218,182
Eastman Chemical Co., 3.60%, 08/15/22	250,000	251,994
Ecolab, Inc., 4.35%, 12/08/21	100,000	109,048
Lubrizol Corp., 6.50%, 10/01/34	103,000	132,217
LyondellBasell Industries NV, 6.00%, 11/15/21	400,000	469,500

Corporate Bonds (continued)

	Principal Amount	Market Value

Chemicals (continued)
Mosaic Co. (The), 5.45%, 11/15/33	$250,000	$272,030
Praxair, Inc., 4.05%, 03/15/21	150,000	162,330

		3,101,589

Commercial Services & Supplies 0.1%
GATX Corp., 2.38%, 07/30/18	250,000	251,548
Massachusetts Institute of Technology, 4.68%, 07/01/14	75,000	77,386
Pitney Bowes, Inc., 4.75%, 05/15/18	62,000	66,622
Republic Services, Inc., 5.25%, 11/15/21	350,000	394,224
Science Applications International Corp., 5.50%, 07/01/33	123,000	118,038
Waste Management, Inc., 7.00%, 07/15/28	113,000	145,467

		1,053,285

Communications Equipment 0.2%
Cisco Systems, Inc.
4.95%, 02/15/19	335,000	378,166
3.63%, 03/04/24	350,000	355,709
5.50%, 01/15/40	250,000	288,152
Motorola Solutions, Inc., 7.50%, 05/15/25	144,000	180,546
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22	150,000	154,415

		1,356,988

Construction & Engineering 0.0%†
ABB Finance USA, Inc., 4.38%, 05/08/42	100,000	100,688

Construction Materials 0.1%
CRH America, Inc., 6.00%, 09/30/16	465,000	516,961

Consumer Finance 0.4%
American Express Co.
6.15%, 08/28/17	125,000	143,823
1.55%, 05/22/18	250,000	248,007
6.80%, 09/01/66 (a)	110,000	121,275
American Express Credit Corp., 2.75%, 09/15/15	400,000	411,456
Capital One Bank USA NA, 3.38%, 02/15/23	250,000	246,944
Ford Motor Credit Co. LLC
2.50%, 01/15/16	250,000	256,824
1.70%, 05/09/16	500,000	506,519
1.50%, 01/17/17	250,000	250,964
5.88%, 08/02/21	250,000	290,318

13

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Consumer Finance (continued)
John Deere Capital Corp.
0.70%, 09/04/15	$500,000	$501,369
1.30%, 03/12/18	400,000	395,905

		3,373,404

Distributors 0.0%†
Arrow Electronics, Inc., 4.50%, 03/01/23	100,000	102,948

Diversified Financial Services 1.9%
Ameritech Capital Funding Corp., 6.45%, 01/15/18	62,000	70,988
Associates Corp. of North America, 6.95%, 11/01/18	236,000	280,278
AXA Financial, Inc., 7.00%, 04/01/28	92,000	108,770
Bank of America Corp.
4.75%, 08/01/15	431,000	452,253
5.25%, 12/01/15	513,000	545,315
5.63%, 10/14/16	440,000	484,654
3.88%, 03/22/17	500,000	533,152
2.00%, 01/11/18	300,000	300,795
5.63%, 07/01/20	250,000	285,044
5.70%, 01/24/22	250,000	285,316
3.30%, 01/11/23	250,000	241,760
4.10%, 07/24/23	250,000	254,067
5.88%, 02/07/42	250,000	292,571
5.00%, 01/21/44	400,000	413,061
Citigroup, Inc.
3.95%, 06/15/16	675,000	715,025
5.85%, 08/02/16	287,000	316,201
6.13%, 11/21/17	500,000	572,010
3.38%, 03/01/23	350,000	340,521
3.88%, 10/25/23	750,000	748,065
5.50%, 09/13/25	250,000	271,380
6.63%, 06/15/32	232,000	271,904
5.88%, 02/22/33	82,000	88,352
General Electric Capital Corp.
5.00%, 01/08/16	205,000	220,248
5.40%, 02/15/17	415,000	463,001
5.63%, 09/15/17	550,000	624,352
1.60%, 11/20/17	500,000	502,646
5.63%, 05/01/18	500,000	572,364
5.30%, 02/11/21	250,000	282,876
Series A, 6.75%, 03/15/32	367,000	478,150
6.15%, 08/07/37	500,000	614,657
6.88%, 01/10/39	100,000	133,670
6.38%, 11/15/67 (a)	150,000	166,687

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services (continued)
JPMorgan Chase & Co.
5.15%, 10/01/15	$349,000	$369,702
1.10%, 10/15/15	500,000	502,486
3.15%, 07/05/16	400,000	417,916
4.63%, 05/10/21	500,000	546,819
3.38%, 05/01/23	250,000	239,070
5.60%, 07/15/41	350,000	399,674
4.85%, 02/01/44	250,000	257,490
Moody’s Corp., 4.50%, 09/01/22	100,000	104,096
Murray Street Investment Trust I, 4.65%, 03/09/17 (c)	500,000	541,679
National Rural Utilities Cooperative Finance Corp.
5.45%, 04/10/17	400,000	448,731
Series C, 8.00%, 03/01/32	111,000	158,222
Western Union Co. (The), 6.20%, 11/17/36	100,000	101,185

		16,017,203

Diversified Telecommunication Services 1.0%
AT&T, Inc.
0.90%, 02/12/16	500,000	501,453
2.40%, 08/15/16	250,000	258,065
2.38%, 11/27/18	300,000	304,608
6.55%, 02/15/39	310,000	372,190
5.35%, 09/01/40	275,000	285,598
4.30%, 12/15/42	417,000	376,783
4.35%, 06/15/45	221,000	199,009
British Telecommunications PLC, 9.62%, 12/15/30	191,000	301,471
Corning, Inc., 4.75%, 03/15/42	150,000	156,345
Deutsche Telekom International Finance BV
5.75%, 03/23/16	273,000	297,860
8.65%, 06/15/30	256,000	369,659
Embarq Corp., 8.00%, 06/01/36	150,000	160,264
France Telecom SA, 9.00%, 03/01/31	283,000	416,588
GTE Corp., 6.94%, 04/15/28	103,000	127,148
Telefonica Emisiones SAU
5.46%, 02/16/21	500,000	563,625
4.57%, 04/27/23	200,000	209,176

14

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services (continued)
Verizon Communications, Inc.
4.90%, 09/15/15	$410,000	$434,066
3.65%, 09/14/18	250,000	266,477
6.40%, 09/15/33	500,000	603,492
5.85%, 09/15/35	82,000	93,154
6.40%, 02/15/38	250,000	299,037
3.85%, 11/01/42	250,000	216,036
6.55%, 09/15/43	750,000	922,224
Verizon Global Funding Corp., 7.75%, 12/01/30	510,000	685,376

		8,419,704

Electric Utilities 1.7%
Alabama Power Co., 5.70%, 02/15/33	276,000	328,098
Ameren Illinois Co., 2.70%, 09/01/22	350,000	340,602
Appalachian Power Co., Series L, 5.80%, 10/01/35	144,000	167,317
Arizona Public Service Co., 5.50%, 09/01/35	150,000	173,979
Baltimore Gas & Electric Co., 5.90%, 10/01/16	115,000	128,175
Cleveland Electric Illuminating Co. (The), 5.50%, 08/15/24	200,000	227,094
Consolidated Edison Co. of New York, Inc.
Series 05-C, 5.38%, 12/15/15	123,000	132,044
Series 08-A, 5.85%, 04/01/18	500,000	575,118
Series 03-A, 5.88%, 04/01/33	82,000	96,801
Dominion Resources, Inc.
5.20%, 08/15/19	100,000	113,720
Series B, 5.95%, 06/15/35	174,000	205,444
DTE Electric Co., 3.65%, 03/15/24	250,000	256,930
DTE Energy Co., 6.35%, 06/01/16	287,000	318,327
Duke Energy Carolinas LLC, 4.30%, 06/15/20	500,000	547,293
Duke Energy Corp., 3.05%, 08/15/22	200,000	197,430
Duke Energy Indiana, Inc., 3.75%, 07/15/20	100,000	106,097
Duke Energy Ohio, Inc., Series A, 5.40%, 06/15/33	51,000	57,033
Edison International, 3.75%, 09/15/17	500,000	534,127
Entergy Corp., 5.13%, 09/15/20	300,000	328,024
Exelon Corp.
4.90%, 06/15/15	287,000	299,716
5.63%, 06/15/35	250,000	278,150

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Exelon Generation Co. LLC, 5.75%, 10/01/41	$150,000	$164,246
Florida Power & Light Co.
5.85%, 02/01/33	70,000	83,233
5.95%, 10/01/33	53,000	65,769
5.40%, 09/01/35	90,000	105,638
5.65%, 02/01/37	200,000	242,455
Florida Power Corp., 5.90%, 03/01/33	247,000	288,181
Great Plains Energy, Inc., 4.85%, 06/01/21	100,000	108,471
LG&E and KU Energy LLC, 3.75%, 11/15/20	500,000	519,526
MidAmerican Energy Co., 5.80%, 10/15/36	200,000	244,473
MidAmerican Energy Holdings Co., 5.15%, 11/15/43 (b)	250,000	273,699
Nevada Power Co., 5.45%, 05/15/41	100,000	117,165
Nisource Finance Corp., 5.95%, 06/15/41	150,000	169,511
Northeast Utilities, 1.45%, 05/01/18	500,000	489,416
Ohio Power Co.
Series K, 6.00%, 06/01/16	349,000	385,586
Series G, 6.60%, 02/15/33	164,000	208,735
Oncor Electric Delivery Co. LLC, 5.30%, 06/01/42	150,000	171,919
Pacific Gas & Electric Co.
3.25%, 06/15/23	500,000	493,084
5.80%, 03/01/37	150,000	176,621
6.25%, 03/01/39	100,000	123,538
PacifiCorp, 5.25%, 06/15/35	123,000	139,796
PPL Capital Funding, Inc., 5.00%, 03/15/44	250,000	263,101
Progress Energy, Inc., 7.75%, 03/01/31	164,000	228,990
PSEG Power LLC
5.50%, 12/01/15	287,000	307,547
5.13%, 04/15/20	250,000	274,939
Public Service Co. of Colorado, 3.60%, 09/15/42	200,000	181,064
Public Service Electric & Gas Co., 3.95%, 05/01/42	200,000	192,378
Puget Sound Energy, Inc., 5.48%, 06/01/35	103,000	121,000
San Diego Gas & Electric Co., 3.95%, 11/15/41	150,000	145,767
Scottish Power Ltd., 5.81%, 03/15/25	82,000	88,957
South Carolina Electric & Gas Co., 6.05%, 01/15/38	200,000	251,597

15

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Southern California Edison Co.
6.00%, 01/15/34	$123,000	$152,412
Series 05-B, 5.55%, 01/15/36	164,000	192,661
Southern Co. (The), 1.95%, 09/01/16	250,000	256,291
Tampa Electric Co., 5.40%, 05/15/21	250,000	289,344
Virginia Electric and Power Co.
Series A, 5.40%, 01/15/16	103,000	111,188
5.95%, 09/15/17	250,000	287,896
Series D, 4.65%, 08/15/43	250,000	266,981
Wisconsin Electric Power Co.
2.95%, 09/15/21	250,000	253,511
5.63%, 05/15/33	41,000	48,708
Xcel Energy, Inc.
5.61%, 04/01/17	173,000	192,926
6.50%, 07/01/36	123,000	159,265

		14,249,104

Electrical Equipment 0.3%
Energizer Holdings, Inc., 4.70%, 05/19/21	75,000	79,192
Honeywell International, Inc.
5.40%, 03/15/16	250,000	272,642
5.30%, 03/01/18	500,000	567,109
PerkinElmer, Inc., 5.00%, 11/15/21	100,000	107,265
Precision Castparts Corp., 1.25%, 01/15/18	175,000	172,744
Thermo Fisher Scientific, Inc.
3.20%, 03/01/16	250,000	260,903
3.60%, 08/15/21	250,000	257,295
4.15%, 02/01/24	500,000	519,966

		2,237,116

Electronic Equipment & Instruments 0.1%
Agilent Technologies, Inc., 6.50%, 11/01/17	225,000	258,763
Avnet Inc, 5.88%, 06/15/20	250,000	279,332
Koninklijke Philips Electronics NV, 5.00%, 03/15/42	200,000	215,471

		753,566

Energy Equipment & Services 0.1%
Baker Hughes, Inc., 3.20%, 08/15/21	250,000	255,580
Halliburton Co., 6.70%, 09/15/38	250,000	331,662

Corporate Bonds (continued)

	Principal Amount	Market Value

Energy Equipment & Services (continued)
National Oilwell Varco, Inc., 3.95%, 12/01/42	$100,000	$94,866
Weatherford International Ltd., 5.95%, 04/15/42	250,000	281,364

		963,472

Food & Staples Retailing 0.2%
CVS Caremark Corp., 6.25%, 06/01/27	460,000	564,671
Kroger Co. (The)
4.00%, 02/01/24	350,000	358,570
7.50%, 04/01/31	178,000	230,474
Safeway, Inc.
5.00%, 08/15/19	155,000	160,356
3.95%, 08/15/20	100,000	101,549
Sysco Corp., 5.38%, 09/21/35	74,000	83,790
Walgreen Co.
1.80%, 09/15/17	250,000	252,419
3.10%, 09/15/22	150,000	145,597

		1,897,426

Food Products 0.4%
Archer-Daniels-Midland Co.
5.38%, 09/15/35	103,000	117,861
4.02%, 04/16/43	140,000	132,510
Bunge Ltd. Finance Corp.
5.10%, 07/15/15	62,000	65,022
4.10%, 03/15/16	350,000	369,199
Campbell Soup Co., 4.25%, 04/15/21	100,000	106,377
ConAgra Foods, Inc.
7.00%, 10/01/28	154,000	189,885
4.65%, 01/25/43	100,000	98,399
General Mills, Inc., 3.15%, 12/15/21	200,000	202,873
JM Smucker Co. (The), 3.50%, 10/15/21	250,000	257,477
Kellogg Co.
4.00%, 12/15/20	250,000	263,493
Series B, 7.45%, 04/01/31	103,000	130,300
Kraft Foods Group, Inc., 6.88%, 01/26/39	138,000	180,812
Mondelez International, Inc.
4.13%, 02/09/16	250,000	264,486
4.00%, 02/01/24	200,000	203,909
6.50%, 02/09/40	300,000	380,554
Tyson Foods, Inc., 4.50%, 06/15/22	250,000	264,375
Unilever Capital Corp., 5.90%, 11/15/32	144,000	185,096

		3,412,628

16

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities 0.9%
AGL Capital Corp., 4.40%, 06/01/43	$250,000	$251,536
Buckeye Partners LP, 4.15%, 07/01/23	250,000	252,884
CenterPoint Energy Resources Corp., 4.50%, 01/15/21	212,000	229,707
DCP Midstream Operating LP, 3.88%, 03/15/23	200,000	199,062
El Paso Natural Gas Co. LLC, 8.37%, 06/15/32	50,000	67,740
Enbridge Energy Partners LP, 5.20%, 03/15/20	250,000	274,490
Energy Transfer Partners LP
4.65%, 06/01/21	100,000	106,453
5.20%, 02/01/22	500,000	548,008
6.05%, 06/01/41	100,000	111,606
Enterprise Products Operating LLC
Series L, 6.30%, 09/15/17	250,000	289,421
4.05%, 02/15/22	250,000	262,624
6.13%, 10/15/39	215,000	254,733
4.85%, 08/15/42	150,000	152,726
Kinder Morgan Energy Partners LP
6.85%, 02/15/20	425,000	505,600
5.80%, 03/15/35	144,000	155,442
6.38%, 03/01/41	250,000	285,769
National Fuel Gas Co., 3.75%, 03/01/23	250,000	246,337
ONEOK Partners LP
3.25%, 02/01/16	500,000	520,372
3.38%, 10/01/22	500,000	489,129
Plains All American Pipeline LP/PAA Finance Corp.
5.15%, 06/01/42	150,000	159,672
4.70%, 06/15/44	250,000	249,080
Sempra Energy
4.05%, 12/01/23	200,000	207,430
6.00%, 10/15/39	100,000	120,995
Southern Natural Gas Co. LLC, 5.90%, 04/01/17 (b)	200,000	223,932
Spectra Energy Capital LLC, 6.75%, 02/15/32	123,000	138,897
Sunoco Logistics Partners Operations LP, 3.45%, 01/15/23	250,000	242,702
Texas Gas Transmission LLC, 4.60%, 06/01/15	123,000	127,477
TransCanada PipeLines Ltd.
3.80%, 10/01/20	250,000	264,854
4.63%, 03/01/34	350,000	366,040
Williams Cos., Inc. (The), 3.70%, 01/15/23	300,000	277,806

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
Williams Partners LP
7.25%, 02/01/17	$100,000	$114,981
6.30%, 04/15/40	150,000	174,479
5.40%, 03/04/44	250,000	261,716

		8,133,700

Health Care Providers & Services 0.9%
Aetna, Inc., 6.63%, 06/15/36	250,000	322,565
Baxter International, Inc., 5.38%, 06/01/18	435,000	494,314
Becton, Dickinson and Co., 3.13%, 11/08/21	250,000	255,676
Boston Scientific Corp.
6.40%, 06/15/16	150,000	166,595
2.65%, 10/01/18	250,000	253,952
Cardinal Health, Inc., 3.20%, 06/15/22	200,000	196,516
CareFusion Corp., 3.30%, 03/01/23	250,000	237,309
Cigna Corp., 5.38%, 02/15/42	150,000	167,550
Covidien International Finance SA, 6.00%, 10/15/17	440,000	505,366
Express Scripts Holding Co., 3.50%, 11/15/16	250,000	264,889
Express Scripts, Inc., 3.90%, 02/15/22	250,000	259,202
Humana, Inc., 3.15%, 12/01/22	250,000	242,702
Laboratory Corp. of America Holdings
3.13%, 05/15/16	150,000	156,092
3.75%, 08/23/22	200,000	200,307
McKesson Corp., 6.00%, 03/01/41	100,000	119,483
Medtronic, Inc.
3.63%, 03/15/24	200,000	203,940
4.00%, 04/01/43	200,000	191,322
Quest Diagnostics, Inc., 5.45%, 11/01/15	376,000	401,046
St. Jude Medical, Inc.
2.50%, 01/15/16	200,000	205,969
3.25%, 04/15/23	200,000	195,317
Stryker Corp., 1.30%, 04/01/18	350,000	344,200
UnitedHealth Group, Inc.
5.38%, 03/15/16	205,000	222,715
1.63%, 03/15/19	500,000	490,331
5.80%, 03/15/36	417,000	492,399

17

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services (continued)
WellPoint, Inc.
5.25%, 01/15/16	$226,000	$242,678
4.63%, 05/15/42	350,000	347,422
Zimmer Holdings, Inc., 3.38%, 11/30/21	150,000	151,672

		7,331,529

Hotels, Restaurants & Leisure 0.1%
Darden Restaurants, Inc., 3.35%, 11/01/22	150,000	139,167
Hyatt Hotels Corp., 5.38%, 08/15/21	100,000	109,941
McDonald’s Corp.
5.35%, 03/01/18	240,000	272,846
4.88%, 07/15/40	250,000	270,699
Wyndham Worldwide Corp., 5.63%, 03/01/21	150,000	164,910
Yum! Brands, Inc., 6.88%, 11/15/37	13,000	16,281

		973,844

Household Durables 0.0%†
Emerson Electric Co., 6.00%, 08/15/32	57,000	70,559
Newell Rubbermaid, Inc., 4.70%, 08/15/20	100,000	107,285
Stanley Black & Decker, Inc., 2.90%, 11/01/22	150,000	145,289

		323,133

Household Products 0.0%†
Kimberly-Clark Corp., 2.40%, 03/01/22	250,000	241,854

Industrial Conglomerates 0.4%
3M Co., 5.70%, 03/15/37	50,000	60,930
Danaher Corp.
2.30%, 06/23/16	100,000	103,502
3.90%, 06/23/21	100,000	106,814
Dover Corp.
4.88%, 10/15/15	156,000	165,847
5.38%, 03/01/41	50,000	57,608
Eaton Corp.
2.75%, 11/02/22	250,000	239,750
4.00%, 11/02/32	150,000	147,071
General Electric Co.
0.85%, 10/09/15	250,000	251,477
5.25%, 12/06/17	400,000	452,571
2.70%, 10/09/22	250,000	243,943
3.38%, 03/11/24	500,000	504,472
Illinois Tool Works, Inc., 4.88%, 09/15/41	200,000	214,608

Corporate Bonds (continued)

	Principal Amount	Market Value

Industrial Conglomerates (continued)
Ingersoll-Rand Global Holding Co. Ltd.
2.88%, 01/15/19 (b)	$50,000	$50,979
5.75%, 06/15/43 (b)	50,000	57,385
Pentair Finance SA, 1.88%, 09/15/17	250,000	251,883
Textron, Inc., 4.30%, 03/01/24	250,000	256,270
Tyco Electronics Group SA, 3.50%, 02/03/22	150,000	150,828

		3,315,938

Information Technology Services 0.2%
Computer Sciences Corp., 4.45%, 09/15/22	100,000	103,977
Fiserv, Inc., 4.75%, 06/15/21	200,000	216,295
International Business Machines Corp.
1.95%, 07/22/16	100,000	102,664
1.63%, 05/15/20	500,000	475,000
2.90%, 11/01/21	150,000	150,828
5.88%, 11/29/32	250,000	310,169
Xerox Corp., 6.35%, 05/15/18	200,000	232,909

		1,591,842

Insurance 1.0%
ACE INA Holdings, Inc., 2.70%, 03/13/23	250,000	239,157
Aflac, Inc., 6.90%, 12/17/39	100,000	132,884
Alleghany Corp., 4.95%, 06/27/22	250,000	270,918
Allstate Corp. (The), 6.50%, 05/15/67 (a)	145,000	155,513
American International Group, Inc.
5.05%, 10/01/15	103,000	109,280
5.60%, 10/18/16	290,000	321,022
8.25%, 08/15/18	250,000	312,288
4.88%, 06/01/22	250,000	277,741
8.17%, 05/15/68 (a)	250,000	333,750
Aon Corp., 5.00%, 09/30/20	400,000	446,406
Assurant, Inc., 2.50%, 03/15/18	250,000	250,227
Berkshire Hathaway Finance Corp., 1.30%, 05/15/18	500,000	493,886
Berkshire Hathaway, Inc., 1.55%, 02/09/18	500,000	499,727
Chubb Corp. (The), 6.37%, 03/29/67 (a)	300,000	333,375
CNA Financial Corp., 5.75%, 08/15/21	250,000	289,366

18

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
Genworth Financial, Inc., 6.50%, 06/15/34	$144,000	$172,167
Hartford Financial Services Group, Inc., 6.10%, 10/01/41	150,000	183,970
ING US, Inc., 5.50%, 07/15/22	250,000	283,099
Lincoln National Corp.
4.85%, 06/24/21	50,000	55,065
6.15%, 04/07/36	160,000	194,961
Loews Corp., 4.13%, 05/15/43	100,000	92,245
Markel Corp., 3.63%, 03/30/23	250,000	246,757
Marsh & McLennan Cos., Inc., 4.80%, 07/15/21	300,000	330,257
MetLife, Inc.
3.05%, 12/15/22	250,000	245,335
5.70%, 06/15/35	86,000	101,367
6.40%, 12/15/66	200,000	217,000
Nationwide Financial Services, Inc., 6.75%, 05/15/67 (d)	75,000	75,750
Principal Financial Group, Inc., 3.30%, 09/15/22	250,000	245,546
Progressive Corp. (The)
3.75%, 08/23/21	150,000	158,859
6.25%, 12/01/32	113,000	142,793
Prudential Financial, Inc.
5.38%, 06/21/20	250,000	287,303
Series B, 5.75%, 07/15/33	103,000	117,668
6.63%, 06/21/40	200,000	258,564
5.63%, 06/15/43 (a)	150,000	154,687
Reinsurance Group of America, Inc., 5.00%, 06/01/21	100,000	109,403
SunAmerica Financial Group, Inc., 7.50%, 07/15/25	103,000	135,840
Travelers Cos., Inc. (The), 5.75%, 12/15/17	90,000	103,339
Travelers Property Casualty Corp., 6.38%, 03/15/33	133,000	171,391
Willis Group Holdings PLC, 5.75%, 03/15/21	100,000	111,370

		8,660,276

Internet & Catalog Retail 0.1%
eBay, Inc.
1.35%, 07/15/17	500,000	502,130
3.25%, 10/15/20	100,000	102,989
Expedia, Inc., 5.95%, 08/15/20	150,000	166,784
QVC, Inc., 4.38%, 03/15/23	100,000	99,251

		871,154

Corporate Bonds (continued)

	Principal Amount	Market Value

Internet Software & Services 0.0%†
Google, Inc., 3.63%, 05/19/21	$100,000	$106,106

Machinery 0.1%
Caterpillar Financial Services Corp., 5.50%, 03/15/16	205,000	223,028
Caterpillar, Inc.
2.60%, 06/26/22	250,000	240,926
6.05%, 08/15/36	123,000	150,977
3.80%, 08/15/42	97,000	88,376
Deere & Co., 3.90%, 06/09/42	200,000	188,504
IDEX Corp., 4.20%, 12/15/21	200,000	205,668

		1,097,479

Media 1.2%
CBS Corp.
1.95%, 07/01/17	350,000	356,208
7.88%, 07/30/30	55,000	73,301
5.50%, 05/15/33	82,000	89,190
Comcast Corp.
5.90%, 03/15/16	287,000	314,576
6.50%, 01/15/17	507,000	580,157
4.25%, 01/15/33	250,000	250,554
7.05%, 03/15/33	205,000	269,337
6.50%, 11/15/35	70,000	88,584
6.95%, 08/15/37	205,000	271,163
COX Communications, Inc., 5.50%, 10/01/15	167,000	177,985
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
3.50%, 03/01/16	250,000	261,375
4.60%, 02/15/21	250,000	265,868
3.80%, 03/15/22	500,000	500,396
4.45%, 04/01/24	350,000	355,089
Discovery Communications LLC, 5.05%, 06/01/20	350,000	392,014
Historic TW, Inc., 6.88%, 06/15/18	122,000	145,407
NBCUniversal Media LLC
5.15%, 04/30/20	250,000	285,417
5.95%, 04/01/41	100,000	119,969
4.45%, 01/15/43	200,000	197,676
News America, Inc.
8.00%, 10/17/16	82,000	95,543
7.28%, 06/30/28	53,000	65,901
6.55%, 03/15/33	450,000	546,819
6.20%, 12/15/34	170,000	202,356
Omnicom Group, Inc.
5.90%, 04/15/16	123,000	134,541
3.63%, 05/01/22	50,000	50,197

19

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
Thomson Reuters Corp., 6.50%, 07/15/18	$400,000	$469,054
Time Warner Cable, Inc.
6.75%, 07/01/18	415,000	493,021
6.75%, 06/15/39	400,000	504,693
4.50%, 09/15/42	250,000	241,350
Time Warner, Inc.
7.63%, 04/15/31	523,000	714,370
7.70%, 05/01/32	248,000	341,293
Viacom, Inc.
3.25%, 03/15/23	400,000	391,002
4.38%, 03/15/43	200,000	183,216
Walt Disney Co. (The), 1.10%, 12/01/17	500,000	496,458
WPP Finance 2010, 4.75%, 11/21/21	100,000	108,585

		10,032,665

Metals & Mining 0.7%
Barrick Gold Corp.
4.10%, 05/01/23	250,000	243,434
5.25%, 04/01/42	200,000	188,225
BHP Billiton Finance USA Ltd.
5.25%, 12/15/15	225,000	242,073
1.63%, 02/24/17	250,000	254,212
3.25%, 11/21/21	250,000	254,059
Cliffs Natural Resources, Inc.
3.95%, 01/15/18 (e)	250,000	255,593
4.88%, 04/01/21 (e)	150,000	146,450
Freeport-McMoRan Copper & Gold, Inc.
2.15%, 03/01/17	500,000	509,591
3.55%, 03/01/22	100,000	96,492
5.45%, 03/15/43	100,000	101,716
Goldcorp, Inc., 2.13%, 03/15/18	250,000	249,669
Kinross Gold Corp., 5.13%, 09/01/21	100,000	101,439
Newmont Mining Corp.
5.88%, 04/01/35	164,000	159,807
4.88%, 03/15/42	100,000	87,011
Nucor Corp., 4.00%, 08/01/23	250,000	252,731
Rio Tinto Alcan, Inc.
5.00%, 06/01/15	205,000	214,593
5.75%, 06/01/35	144,000	160,730
Rio Tinto Finance USA Ltd., 4.13%, 05/20/21	250,000	265,970
Rio Tinto Finance USA PLC
1.38%, 06/17/16	350,000	353,740
2.88%, 08/21/22	200,000	191,792
Southern Copper Corp., 6.75%, 04/16/40	250,000	264,297

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining (continued)
Teck Resources Ltd., 4.75%, 01/15/22	$500,000	$515,645
Vale Overseas Ltd., 6.88%, 11/21/36	306,000	336,858
Vale SA, 5.63%, 09/11/42	150,000	144,926

		5,591,053

Multiline Retail 0.5%
Costco Wholesale Corp., 5.50%, 03/15/17	475,000	533,793
Dollar General Corp., 1.88%, 04/15/18	250,000	247,874
Kohl’s Corp.
4.00%, 11/01/21	100,000	103,684
3.25%, 02/01/23	150,000	142,429
Macy’s Retail Holdings, Inc.
5.90%, 12/01/16	85,000	94,620
6.90%, 04/01/29	50,000	61,461
6.70%, 07/15/34	150,000	184,969
Nordstrom, Inc., 4.00%, 10/15/21	250,000	265,746
Target Corp.
6.00%, 01/15/18	300,000	347,160
6.35%, 11/01/32	217,000	270,402
Wal-Mart Stores, Inc.
1.50%, 10/25/15	500,000	507,885
1.13%, 04/11/18	500,000	492,474
3.30%, 04/22/24	150,000	149,522
7.55%, 02/15/30	82,000	117,227
5.25%, 09/01/35	242,000	276,351
6.20%, 04/15/38	250,000	316,961
5.63%, 04/15/41	150,000	179,036
4.30%, 04/22/44	250,000	246,581

		4,538,175

Oil, Gas & Consumable Fuels 1.9%
Anadarko Petroleum Corp.
5.95%, 09/15/16	200,000	222,870
6.38%, 09/15/17	100,000	115,621
6.45%, 09/15/36	269,000	333,167
Apache Corp.
3.63%, 02/01/21	250,000	263,716
4.75%, 04/15/43	250,000	257,899
BP Capital Markets PLC
3.20%, 03/11/16	300,000	314,196
1.38%, 05/10/18	750,000	737,859
4.50%, 10/01/20	100,000	110,244
3.56%, 11/01/21	250,000	258,533
Canadian Natural Resources Ltd., 6.25%, 03/15/38	210,000	256,993

20

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Cenovus Energy, Inc.
5.70%, 10/15/19	$200,000	$230,617
3.80%, 09/15/23	250,000	252,988
Chevron Corp.
1.72%, 06/24/18	500,000	501,537
2.36%, 12/05/22	250,000	236,822
ConocoPhillips
5.90%, 10/15/32	123,000	150,328
6.50%, 02/01/39	400,000	534,495
Continental Resources, Inc., 4.50%, 04/15/23	250,000	262,187
Devon Energy Corp., 7.95%, 04/15/32	250,000	349,938
Diamond Offshore Drilling, Inc., 4.88%, 11/01/43	100,000	98,350
EOG Resources, Inc.
5.63%, 06/01/19	130,000	150,643
4.10%, 02/01/21	200,000	216,144
EQT Corp., 4.88%, 11/15/21	250,000	267,487
Exxon Mobil Corp., 3.18%, 03/15/24	350,000	352,900
Hess Corp., 7.30%, 08/15/31	196,000	255,202
Husky Energy, Inc., 3.95%, 04/15/22	200,000	208,481
Marathon Oil Corp.
2.80%, 11/01/22	250,000	238,525
6.80%, 03/15/32	82,000	102,970
Marathon Petroleum Corp., 5.13%, 03/01/21	300,000	337,522
Murphy Oil Corp., 5.13%, 12/01/42	100,000	96,830
Nabors Industries, Inc., 5.00%, 09/15/20	300,000	328,124
Noble Energy, Inc.
4.15%, 12/15/21	100,000	106,177
6.00%, 03/01/41	150,000	176,163
Noble Holding International Ltd., 5.25%, 03/15/42	100,000	100,588
Occidental Petroleum Corp., 3.13%, 02/15/22	400,000	400,188
Pemex Project Funding Master Trust, 6.63%, 06/15/35	301,000	338,697
Petrobras Global Finance BV
4.38%, 05/20/23	500,000	466,860
7.25%, 03/17/44	250,000	267,651
Petrobras International Finance Co.
3.88%, 01/27/16	500,000	515,216
5.38%, 01/27/21	750,000	767,621
Petrohawk Energy Corp., 7.25%, 08/15/18	200,000	211,000

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Petroleos Mexicanos
3.50%, 07/18/18	$500,000	$513,999
5.50%, 06/27/44	250,000	245,535
6.38%, 01/23/45 (b)	250,000	274,338
Phillips 66, 5.88%, 05/01/42	150,000	178,274
Pioneer Natural Resources Co., 3.95%, 07/15/22	50,000	51,561
Plains Exploration & Production Co., 6.63%, 05/01/21	130,000	143,813
Pride International, Inc., 8.50%, 06/15/19	100,000	127,234
Rowan Cos., Inc., 4.75%, 01/15/24	75,000	76,884
Shell International Finance BV
1.13%, 08/21/17	500,000	498,894
6.38%, 12/15/38	400,000	526,775
Southwestern Energy Co., 4.10%, 03/15/22	150,000	156,367
Statoil ASA
3.13%, 08/17/17	250,000	263,429
1.15%, 05/15/18	250,000	245,074
Total Capital International SA, 3.70%, 01/15/24	500,000	513,209
Total Capital SA, 2.30%, 03/15/16	250,000	258,494
Transocean, Inc.
2.50%, 10/15/17	250,000	253,943
6.38%, 12/15/21	150,000	169,414
7.50%, 04/15/31	123,000	143,862
Valero Energy Corp.
7.50%, 04/15/32	82,000	106,646
6.63%, 06/15/37	100,000	122,706

		16,263,800

Paper & Forest Products 0.1%
Domtar Corp., 10.75%, 06/01/17	50,000	62,778
Georgia-Pacific LLC, 8.88%, 05/15/31	200,000	294,610
International Paper Co., 9.38%, 05/15/19	515,000	678,425

		1,035,813

Personal Products 0.1%
Avon Products, Inc., 4.60%, 03/15/20	250,000	256,828
Colgate-Palmolive Co., 2.45%, 11/15/21	100,000	98,054

21

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Personal Products (continued)
Procter & Gamble Co. (The)
1.80%, 11/15/15	$250,000	$255,193
4.85%, 12/15/15	123,000	131,586
5.80%, 08/15/34	205,000	252,263

		993,924

Pharmaceuticals 1.0%
Abbott Laboratories, 4.13%, 05/27/20	250,000	273,883
AbbVie, Inc.
2.00%, 11/06/18	500,000	501,273
4.40%, 11/06/42	75,000	75,581
Allergan, Inc., 1.35%, 03/15/18	300,000	288,118
AstraZeneca PLC
5.90%, 09/15/17	300,000	344,130
6.45%, 09/15/37	140,000	180,666
Bristol-Myers Squibb Co., 2.00%, 08/01/22	350,000	321,280
Eli Lilly & Co.
5.20%, 03/15/17	300,000	334,875
7.13%, 06/01/25	82,000	107,429
GlaxoSmithKline Capital PLC
1.50%, 05/08/17	250,000	252,534
2.85%, 05/08/22	250,000	246,161
GlaxoSmithKline Capital, Inc., 5.38%, 04/15/34	139,000	160,247
Johnson & Johnson
2.95%, 09/01/20	100,000	104,760
4.95%, 05/15/33	287,000	326,284
Merck & Co., Inc.
1.10%, 01/31/18	500,000	492,725
6.40%, 03/01/28	51,000	64,222
5.95%, 12/01/28	113,000	138,878
4.15%, 05/18/43	250,000	242,909
Mylan, Inc., 1.80%, 06/24/16	500,000	507,427
Novartis Securities Investment Ltd., 5.13%, 02/10/19	330,000	375,424
Perrigo Co. PLC, 4.00%, 11/15/23 (b)	250,000	252,016
Pfizer, Inc.
4.65%, 03/01/18	185,000	205,758
7.20%, 03/15/39	375,000	516,254
Pharmacia Corp., 6.60%, 12/01/28	123,000	159,844
Sanofi
2.63%, 03/29/16	250,000	259,625
1.25%, 04/10/18	250,000	246,109
Teva Pharmaceutical Finance Co. BV, Series 2, 3.65%, 11/10/21	69,000	70,560
Teva Pharmaceutical Finance Co. LLC, 6.15%, 02/01/36	98,000	115,691

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals (continued)
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	$181,000	$185,091
Watson Pharmaceuticals, Inc., 3.25%, 10/01/22	200,000	193,717
Wyeth LLC, 5.50%, 02/15/16	241,000	261,649
Zoetis, Inc.
1.88%, 02/01/18	500,000	499,355
3.25%, 02/01/23	50,000	48,851

		8,353,326

Real Estate Investment Trusts (REITs) 0.6%
American Tower REIT, Inc., 5.05%, 09/01/20	400,000	435,093
Boston Properties LP, 5.00%, 06/01/15	360,000	376,846
Camden Property Trust, 5.00%, 06/15/15	103,000	107,782
Digital Realty Trust LP, 5.25%, 03/15/21	250,000	264,155
Duke Realty LP, 3.88%, 10/15/22	250,000	249,056
ERP Operating LP, 5.38%, 08/01/16	205,000	225,216
HCP, Inc.
6.00%, 01/30/17	328,000	368,510
3.75%, 02/01/19	250,000	265,365
Health Care REIT, Inc., 5.25%, 01/15/22	300,000	332,404
Host Hotels & Resorts LP, Series D, 3.75%, 10/15/23	100,000	98,125
Kilroy Realty LP, 4.80%, 07/15/18	200,000	216,538
ProLogis LP, 6.63%, 05/15/18	354,000	414,050
Realty Income Corp., 4.65%, 08/01/23	250,000	264,659
Simon Property Group LP
5.10%, 06/15/15	294,000	309,018
6.10%, 05/01/16	287,000	313,460
4.75%, 03/15/42	250,000	263,035
UDR, Inc., 4.25%, 06/01/18	100,000	107,293
Ventas Realty LP/Ventas Capital Corp.
4.75%, 06/01/21	100,000	108,961
4.25%, 03/01/22	350,000	367,623
Weyerhaeuser Co., 7.38%, 03/15/32	250,000	327,600

		5,414,789

22

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Road & Rail 0.3%
Burlington Northern Santa Fe LLC
7.95%, 08/15/30	$144,000	$199,807
5.05%, 03/01/41	350,000	374,538
CSX Corp.
7.38%, 02/01/19	305,000	373,326
3.70%, 10/30/20	200,000	208,788
5.50%, 04/15/41	100,000	114,455
FedEx Corp., 3.88%, 08/01/42	50,000	44,572
Norfolk Southern Corp.
2.90%, 02/15/23	92,000	88,568
3.85%, 01/15/24	250,000	257,792
5.59%, 05/17/25	59,000	66,807
4.84%, 10/01/41	15,000	15,664
6.00%, 05/23/11	100,000	116,331
Ryder System, Inc., 2.50%, 03/01/18	250,000	255,310
Union Pacific Corp., 2.75%, 04/15/23	400,000	382,544
United Parcel Service of America, Inc., 8.38%, 04/01/20	82,000	107,187
United Parcel Service, Inc., 6.20%, 01/15/38	205,000	263,147

		2,868,836

Semiconductors & Semiconductor Equipment 0.1%
Applied Materials, Inc., 4.30%, 06/15/21	300,000	325,847
Broadcom Corp., 2.70%, 11/01/18	100,000	102,814
Intel Corp.
2.70%, 12/15/22	250,000	241,427
4.80%, 10/01/41	200,000	211,265

		881,353

Software 0.3%
CA, Inc., 4.50%, 08/15/23	240,000	251,532
Microsoft Corp.
1.00%, 05/01/18	500,000	490,915
3.00%, 10/01/20	350,000	362,593
3.63%, 12/15/23	250,000	259,192
Oracle Corp.
5.25%, 01/15/16	48,000	51,804
1.20%, 10/15/17	350,000	348,666
5.00%, 07/08/19	100,000	113,357
5.38%, 07/15/40	300,000	345,078

		2,223,137

Corporate Bonds (continued)

	Principal Amount	Market Value

Sovereign 0.1%
Japan Finance Corp.
2.50%, 05/18/16	$200,000	$207,702
2.25%, 07/13/16	200,000	206,889
1.13%, 07/19/17	350,000	350,125

		764,716

Specialty Retail 0.2%
AutoZone, Inc., 4.00%, 11/15/20	200,000	211,889
Gap, Inc. (The), 5.95%, 04/12/21	100,000	113,470
Home Depot, Inc. (The)
5.40%, 03/01/16	410,000	445,654
5.88%, 12/16/36	230,000	282,335
5.95%, 04/01/41	100,000	122,804
Lowe’s Cos., Inc.
6.50%, 03/15/29	164,000	202,331
5.80%, 10/15/36	230,000	272,243

		1,650,726

Supranational 0.1%
Svensk Exportkredit AB, 0.63%, 05/31/16	500,000	500,420

Technology Hardware, Storage & Peripherals 0.3%
Apple, Inc.
1.00%, 05/03/18	500,000	488,234
3.85%, 05/04/43	250,000	227,127
EMC Corp., 1.88%, 06/01/18	500,000	502,039
Hewlett-Packard Co.
2.75%, 01/14/19	350,000	355,700
4.65%, 12/09/21	500,000	537,084
Seagate HDD Cayman, 3.75%, 11/15/18 (b)	450,000	465,750

		2,575,934

Textiles, Apparel & Luxury Goods 0.0%†
Cintas Corp. No. 2, 4.30%, 06/01/21	100,000	107,384
VF Corp., 3.50%, 09/01/21	200,000	206,821

		314,205

Thrifts & Mortgage Finance 0.0%†
Santander Holdings USA, Inc., 3.45%, 08/27/18	250,000	260,657

23

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Tobacco 0.2%
Altria Group, Inc.
9.70%, 11/10/18	$133,000	$175,299
9.25%, 08/06/19	89,000	118,235
2.85%, 08/09/22	250,000	237,596
10.20%, 02/06/39	39,000	65,551
4.25%, 08/09/42	100,000	90,783
5.38%, 01/31/44	100,000	107,156
Lorillard Tobacco Co., 3.50%, 08/04/16	500,000	526,623
Philip Morris International, Inc.
5.65%, 05/16/18	150,000	172,539
4.88%, 11/15/43	150,000	159,334
Reynolds American, Inc., 4.75%, 11/01/42	150,000	140,611

		1,793,727

Wireless Telecommunication Services 0.2%
America Movil SAB de CV
5.00%, 03/30/20	500,000	557,702
6.38%, 03/01/35	123,000	143,260
Rogers Communications, Inc.
3.00%, 03/15/23	250,000	238,924
5.00%, 03/15/44	250,000	255,496
Vodafone Group PLC
2.95%, 02/19/23	500,000	476,130
7.88%, 02/15/30	144,000	196,041
6.15%, 02/27/37	75,000	87,076

		1,954,629

Total Corporate Bonds (cost $198,870,741)		210,590,876

Municipal Bonds 0.9%
California 0.4%
Bay Area Toll Authority, RB, 6.26%, 04/01/49	150,000	197,106
City of San Francisco CA Public Utilities Commission Water Revenue, RB, 6.00%, 11/01/40	100,000	121,190
East Bay Municipal Utility District, RB, 5.87%, 06/01/40	100,000	123,889
Los Angeles Community College District, GO, 6.75%, 08/01/49	200,000	277,154
Los Angeles Unified School District, GO, 6.76%, 07/01/34	250,000	329,788
Los Angeles, Department of Water & Power, RB, 6.57%, 07/01/45	210,000	282,591
Metropolitan Water District of Southern California, RB, 6.95%, 07/01/40	300,000	342,435

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
San Diego County Water Authority, RB, Series B, 6.14%, 05/01/49	$125,000	$159,666
Santa Clara Valley Transportation Authority, RB, 5.88%, 04/01/32	200,000	234,814
State of California, GO
7.50%, 04/01/34	300,000	412,188
7.55%, 04/01/39	375,000	533,752

		3,014,573

Colorado 0.0%†
Denver City & County School District No. 1, Refunding, COP, Series B, 4.24%, 12/15/37	50,000	47,614

Connecticut 0.0%†
State of Connecticut, GO, Series D, 5.09%, 10/01/30	200,000	219,188

Georgia 0.0%†
Municipal Electric Authority of Georgia, Refunding, RB, Series A, 6.66%, 04/01/57	150,000	172,541

Illinois 0.1%
Chicago Transit Authority, RB, 6.90%, 12/01/40	170,000	204,928
State of Illinois, GO
5.88%, 03/01/19	100,000	112,493
5.10%, 06/01/33	685,000	683,514

		1,000,935

Massachusetts 0.0%†
Commonwealth of Massachusetts, RB, Series A, 5.73%, 06/01/40	150,000	181,318

New Jersey 0.1%
New Jersey Economic Development Authority, RB, National-RE Insured, Series A, 7.43%, 02/15/29	150,000	192,223
New Jersey State Turnpike Authority, RB, Series F, 7.41%, 01/01/40	215,000	305,681
Rutgers-State University of New Jersey, RB, 5.67%, 05/01/40	250,000	298,265

		796,169

New York 0.2%
City of New York, GO, 5.85%, 06/01/40	220,000	265,597
Metropolitan Transportation Authority, RB, Series C, 7.34%, 11/15/39	290,000	412,543

24

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

New York (continued)
New York City Municipal Water Finance Authority, Refunding, RB, 5.79%, 06/15/41	$500,000	$536,655
Port Authority of New York & New Jersey, RB, 6.04%, 12/01/29	460,000	562,161

		1,776,956

Ohio 0.1%
American Power, Inc., RB, 7.50%, 02/15/50	100,000	135,178
Northeast Regional Sewer District, RB, 6.04%, 11/15/40	200,000	217,496

		352,674

Pennsylvania 0.0%†
Commonwealth of Pennsylvania, GO, Series B, 4.65%, 02/15/26	200,000	216,026

Texas 0.0%†
Texas Transportation Commission, RB, Series B, 5.18%, 04/01/30	100,000	116,344

Total Municipal Bonds (cost $6,644,856)		7,894,338

Sovereign Bonds 2.9%
BRAZIL 0.2%
Brazilian Government International Bond,
5.88%, 01/15/19	500,000	570,000
4.88%, 01/22/21	500,000	541,300
7.13%, 01/20/37	595,000	732,047

		1,843,347

CANADA 0.2%
Province of Nova Scotia Canada,
5.13%, 01/26/17	115,000	127,707
Province of Ontario Canada,
4.75%, 01/19/16	205,000	219,179
2.30%, 05/10/16	400,000	412,090
1.20%, 02/14/18	750,000	739,031
Province of Quebec Canada,
4.60%, 05/26/15	246,000	257,077
7.50%, 09/15/29	200,000	279,242

		2,034,326

COLOMBIA 0.2%
Colombia Government International Bond,
7.38%, 03/18/19	600,000	726,000
4.38%, 07/12/21	250,000	265,250
7.38%, 09/18/37	250,000	326,875

		1,318,125

Sovereign Bonds (continued)

	Principal Amount	Market Value

ISRAEL 0.1%
Israel Government International Bond,
3.15%, 06/30/23	$500,000	$486,275

ITALY 0.1%
Italy Government International Bond,
4.75%, 01/25/16	287,000	304,596
5.38%, 06/15/33	384,000	435,947

		740,543

MEXICO 0.3%
Mexico Government International Bond,
5.63%, 01/15/17	250,000	278,565
5.13%, 01/15/20	1,000,000	1,118,584
6.75%, 09/27/34	373,000	465,543
4.75%, 03/08/44	350,000	340,454
5.75%, 10/12/10	200,000	201,657

		2,404,803

PANAMA 0.1%
Panama Government International Bond,
5.20%, 01/30/20	250,000	277,206
6.70%, 01/26/36	250,000	301,622

		578,828

PERU 0.1%
Peru Government International Bond,
7.13%, 03/30/19	870,000	1,057,050

PHILIPPINES 0.1%
Philippine Government International Bond,
6.50%, 01/20/20	250,000	297,800
7.75%, 01/14/31	250,000	344,670
6.38%, 10/23/34	500,000	625,920

		1,268,390

POLAND 0.1%
Poland Government International Bond,
5.00%, 10/19/15	156,000	165,875
5.13%, 04/21/21	125,000	138,438
5.00%, 03/23/22	450,000	490,487

		794,800

SOUTH AFRICA 0.0%†
South Africa Government International Bond,
4.67%, 01/17/24	250,000	252,502
6.25%, 03/08/41	100,000	112,508

		365,010

SOUTH KOREA 0.0%†
Republic of Korea,
5.63%, 11/03/25	200,000	231,286

25

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount	Market Value

SUPRANATIONAL 1.1%
African Development Bank,
2.50%, 03/15/16	$250,000	$259,565
Council Of Europe Development Bank,
1.00%, 03/07/18	300,000	295,744
European Bank for Reconstruction & Development,
2.50%, 03/15/16	350,000	363,259
1.00%, 09/17/18	500,000	485,727
European Investment Bank,
0.63%, 04/15/16	500,000	501,658
2.50%, 05/16/16	700,000	728,342
5.13%, 09/13/16	250,000	275,962
1.25%, 10/14/16	250,000	253,301
1.13%, 12/15/16	750,000	751,568
5.13%, 05/30/17	500,000	562,179
1.13%, 09/15/17	1,000,000	1,000,140
1.00%, 06/15/18	1,000,000	980,075
Inter-American Development Bank,
5.13%, 09/13/16	65,000	71,814
1.75%, 08/24/18	500,000	504,964
International Bank for Reconstruction & Development,
1.13%, 07/18/17	500,000	501,595
7.63%, 01/19/23	677,000	938,696
International Finance Corp.,
2.25%, 04/11/16	250,000	258,588
1.13%, 11/23/16	550,000	555,015

		9,288,192

TURKEY 0.3%
Turkey Government International Bond,
6.75%, 04/03/18	500,000	560,625
5.63%, 03/30/21	350,000	376,936
3.25%, 03/23/23	500,000	450,625
6.00%, 01/14/41	750,000	777,315

		2,165,501

URUGUAY 0.0%†
Uruguay Government International Bond,
4.50%, 08/14/24	350,000	361,142

Total Sovereign Bonds (cost $24,380,365)		24,937,618

U.S. Government Mortgage Backed Agencies 29.7%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# E00677 6.00%, 06/01/14	300	300
Pool# G11003 7.50%, 04/01/15	69	71
Pool# E81396 7.00%, 10/01/15	91	94

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# E84097 6.50%, 12/01/15	$287	$295
Pool# E00938 7.00%, 01/01/16	1,259	1,305
Pool# E82132 7.00%, 01/01/16	251	260
Pool# E82815 6.00%, 03/01/16	540	562
Pool# E83231 6.00%, 04/01/16	263	272
Pool# E83233 6.00%, 04/01/16	589	611
Pool# G11972 6.00%, 04/01/16	14,554	15,042
Pool# E83933 6.50%, 05/01/16	90	94
Pool# E84236 6.50%, 06/01/16	615	644
Pool# E00996 6.50%, 07/01/16	282	295
Pool# E84912 6.50%, 08/01/16	2,345	2,460
Pool# E85387 6.00%, 09/01/16	738	754
Pool# E86533 6.00%, 12/01/16	989	1,038
Pool# E87584 6.00%, 01/01/17	746	785
Pool# E86995 6.50%, 01/01/17	2,180	2,294
Pool# E87291 6.50%, 01/01/17	4,912	5,153
Pool# E88076 6.00%, 02/01/17	1,429	1,507
Pool# E88055 6.50%, 02/01/17	9,313	9,860
Pool# E88134 6.00%, 03/01/17	323	341
Pool# E88768 6.00%, 03/01/17	1,922	2,000
Pool# E88729 6.00%, 04/01/17	1,830	1,937
Pool# E89149 6.00%, 04/01/17	1,539	1,617
Pool# E89151 6.00%, 04/01/17	1,731	1,829
Pool# E89217 6.00%, 04/01/17	1,899	2,005
Pool# E89222 6.00%, 04/01/17	7,359	7,691
Pool# E89347 6.00%, 04/01/17	573	605

26

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# E89496 6.00%, 04/01/17	$1,008	$1,065
Pool# E89203 6.50%, 04/01/17	1,328	1,406
Pool# E89530 6.00%, 05/01/17	4,323	4,557
Pool# E89909 6.00%, 05/01/17	1,526	1,617
Pool# B15071 6.00%, 06/01/17	21,187	22,271
Pool# E01157 6.00%, 06/01/17	5,561	5,878
Pool# E90194 6.00%, 06/01/17	1,251	1,322
Pool# E90313 6.00%, 06/01/17	517	547
Pool# E90591 5.50%, 07/01/17	3,864	4,061
Pool# E90645 6.00%, 07/01/17	6,299	6,666
Pool# G11399 5.50%, 04/01/18	11,599	12,190
Pool# B10210 5.50%, 10/01/18	41,634	44,286
Pool# B11548 5.50%, 12/01/18	15,532	16,636
Pool# B12908 5.50%, 03/01/19	5,643	6,053
Pool# E01604 5.50%, 03/01/19	21,729	23,256
Pool# B13430 5.50%, 04/01/19	20,575	21,803
Pool# B15396 5.50%, 06/01/19	15,070	16,177
Pool# G18007 6.00%, 07/01/19	10,735	11,640
Pool# B16087 6.00%, 08/01/19	34,436	37,470
Pool# G18022 5.50%, 11/01/19	37,516	40,286
Pool# B14288 5.50%, 12/01/19	7,466	8,040
Pool# J02325 5.50%, 07/01/20	24,575	26,479
Pool# J00935 5.00%, 12/01/20	12,123	13,003
Pool# J00854 5.00%, 01/01/21	119,600	128,614
Pool# J00855 5.50%, 01/01/21	25,758	27,910
Pool# J01279 5.50%, 02/01/21	9,769	10,566

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# J01570 5.50%, 04/01/21	$9,307	$10,060
Pool# J01771 5.00%, 05/01/21	8,923	9,638
Pool# J01879 5.00%, 05/01/21	7,037	7,619
Pool# J06015 5.00%, 05/01/21	43,847	47,387
Pool# J05950 5.50%, 05/01/21	128,988	139,835
Pool# G18122 5.00%, 06/01/21	22,612	24,303
Pool# J01980 6.00%, 06/01/21	11,079	12,182
Pool# J03074 5.00%, 07/01/21	16,867	18,128
Pool# J03028 5.50%, 07/01/21	12,619	13,675
Pool# J09912 4.00%, 06/01/24	2,293,886	2,454,637
Pool# C00351 8.00%, 07/01/24	595	698
Pool# D60780 8.00%, 06/01/25	2,025	2,389
Pool# G30267 5.00%, 08/01/25	417,253	460,266
Pool# J13883 3.50%, 12/01/25	1,158,150	1,220,264
Pool# J18127 3.00%, 03/01/27	472,387	488,127
Pool# J18702 3.00%, 03/01/27	528,110	545,707
Pool# J19106 3.00%, 05/01/27	187,667	193,920
Pool# J20471 3.00%, 09/01/27	860,230	888,893
Pool# D82854 7.00%, 10/01/27	1,307	1,506
Pool# G14609 3.00%, 11/01/27	1,116,383	1,153,581
Pool# C00566 7.50%, 12/01/27	2,163	2,543
Pool# G15100 2.50%, 07/01/28	300,000	302,367
Pool# C00678 7.00%, 11/01/28	2,651	3,067
Pool# C18271 7.00%, 11/01/28	2,349	2,726
Pool# C00836 7.00%, 07/01/29	1,203	1,392
Pool# C31282 7.00%, 09/01/29	237	273

27

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# C31285 7.00%, 09/01/29	$2,650	$3,069
Pool# A18212 7.00%, 11/01/29	35,475	41,148
Pool# C32914 8.00%, 11/01/29	2,510	3,015
Pool# C37436 8.00%, 01/01/30	2,482	2,972
Pool# C36306 7.00%, 02/01/30	579	672
Pool# C36429 7.00%, 02/01/30	572	665
Pool# C00921 7.50%, 02/01/30	2,307	2,731
Pool# G01108 7.00%, 04/01/30	979	1,134
Pool# C37703 7.50%, 04/01/30	1,597	1,887
Pool# C41561 8.00%, 08/01/30	1,705	2,056
Pool# C01051 8.00%, 09/01/30	3,850	4,446
Pool# C43550 7.00%, 10/01/30	3,612	4,201
Pool# C44017 7.50%, 10/01/30	403	478
Pool# C43967 8.00%, 10/01/30	29,849	35,716
Pool# C44957 8.00%, 11/01/30	3,526	4,234
Pool# C01106 7.00%, 12/01/30	16,168	18,771
Pool# C01103 7.50%, 12/01/30	1,535	1,815
Pool# C01116 7.50%, 01/01/31	1,526	1,807
Pool# C46932 7.50%, 01/01/31	579	643
Pool# C47287 7.50%, 02/01/31	3,165	3,740
Pool# C48851 7.00%, 03/01/31	1,911	2,224
Pool# G01217 7.00%, 03/01/31	15,810	18,377
Pool# C48206 7.50%, 03/01/31	1,534	1,821
Pool# C91366 4.50%, 04/01/31	328,387	357,622
Pool# C91377 4.50%, 06/01/31	180,220	196,264
Pool# C53324 7.00%, 06/01/31	1,894	2,193

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# C01209 8.00%, 06/01/31	$992	$1,196
Pool# C54792 7.00%, 07/01/31	12,460	14,470
Pool# C55071 7.50%, 07/01/31	544	645
Pool# G01309 7.00%, 08/01/31	2,713	3,151
Pool# C01222 7.00%, 09/01/31	2,437	2,833
Pool# G01311 7.00%, 09/01/31	19,187	22,284
Pool# G01315 7.00%, 09/01/31	738	857
Pool# C58647 7.00%, 10/01/31	888	1,032
Pool# C58694 7.00%, 10/01/31	7,041	8,201
Pool# C60012 7.00%, 11/01/31	1,484	1,721
Pool# C61298 8.00%, 11/01/31	2,282	2,754
Pool# C61105 7.00%, 12/01/31	4,897	5,699
Pool# C01305 7.50%, 12/01/31	2,215	2,626
Pool# C62218 7.00%, 01/01/32	2,334	2,707
Pool# C63171 7.00%, 01/01/32	8,703	10,139
Pool# C64121 7.50%, 02/01/32	3,503	4,164
Pool# C01345 7.00%, 04/01/32	11,170	12,992
Pool# C66744 7.00%, 04/01/32	863	959
Pool# G01391 7.00%, 04/01/32	33,423	38,833
Pool# C65717 7.50%, 04/01/32	3,594	4,275
Pool# C01370 8.00%, 04/01/32	3,481	4,200
Pool# C66916 7.00%, 05/01/32	15,062	17,562
Pool# C67235 7.00%, 05/01/32	13,118	14,620
Pool# C01381 8.00%, 05/01/32	15,534	18,766
Pool# C68290 7.00%, 06/01/32	3,874	4,517
Pool# C68300 7.00%, 06/01/32	15,386	17,900

28

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G01449 7.00%, 07/01/32	$22,548	$26,188
Pool# C68988 7.50%, 07/01/32	2,715	3,198
Pool# C69908 7.00%, 08/01/32	21,862	25,462
Pool# C70211 7.00%, 08/01/32	10,665	12,438
Pool# C91558 3.50%, 09/01/32	307,211	319,104
Pool# C71089 7.50%, 09/01/32	4,074	4,847
Pool# G01536 7.00%, 03/01/33	21,706	25,291
Pool# G30642 3.00%, 05/01/33	163,155	164,838
Pool# G30646 3.00%, 05/01/33	364,276	368,032
Pool# K90535 3.00%, 05/01/33	76,638	77,428
Pool# A16419 6.50%, 11/01/33	13,332	15,006
Pool# A16522 6.50%, 12/01/33	71,653	80,647
Pool# C01806 7.00%, 01/01/34	10,289	11,938
Pool# A21356 6.50%, 04/01/34	55,426	62,414
Pool# C01851 6.50%, 04/01/34	49,922	56,209
Pool# A22067 6.50%, 05/01/34	76,759	86,413
Pool# A24301 6.50%, 05/01/34	82,414	92,840
Pool# A24988 6.50%, 07/01/34	27,509	30,954
Pool# G01741 6.50%, 10/01/34	25,254	28,401
Pool# G08023 6.50%, 11/01/34	48,539	54,670
Pool# A33137 6.50%, 01/01/35	9,709	10,944
Pool# A31989 6.50%, 04/01/35	15,031	16,942
Pool# G08064 6.50%, 04/01/35	31,613	35,602
Pool# G01947 7.00%, 05/01/35	27,305	31,814
Pool# A38255 5.50%, 10/01/35	335,354	372,007
Pool# A38531 5.50%, 10/01/35	536,899	595,580

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G08088 6.50%, 10/01/35	$204,747	$230,683
Pool# A39759 5.50%, 11/01/35	31,316	34,738
Pool# A40376 5.50%, 12/01/35	29,126	32,310
Pool# A42305 5.50%, 01/01/36	72,367	80,186
Pool# A41548 7.00%, 01/01/36	43,572	49,940
Pool# G08111 5.50%, 02/01/36	93,248	103,323
Pool# A48303 7.00%, 02/01/36	8,985	10,303
Pool# A43861 5.50%, 03/01/36	177,774	196,982
Pool# A43884 5.50%, 03/01/36	487,356	541,841
Pool# A43885 5.50%, 03/01/36	461,803	513,432
Pool# A43886 5.50%, 03/01/36	667,965	742,641
Pool# A48378 5.50%, 03/01/36	423,538	470,888
Pool# G08116 5.50%, 03/01/36	92,598	102,603
Pool# A43534 6.50%, 03/01/36	27,847	31,184
Pool# A48735 5.50%, 05/01/36	42,903	47,538
Pool# G08136 6.50%, 06/01/36	30,757	34,395
Pool# A53039 6.50%, 10/01/36	131,949	147,321
Pool# A53219 6.50%, 10/01/36	35,919	40,169
Pool# A57803 6.50%, 02/01/37	109,306	121,869
Pool# A66192 6.50%, 09/01/37	108,153	120,723
Pool# G04251 6.50%, 04/01/38	20,912	23,343
Pool# A79540 6.50%, 07/01/38	14,297	15,916
Pool# G04569 6.50%, 08/01/38	18,788	20,971
Pool# A82297 6.50%, 10/01/38	74,764	83,267
Pool# A83464 6.50%, 11/01/38	12,619	14,055
Pool# A84168 6.50%, 01/01/39	10,513	11,713

29

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# A84252 6.50%, 01/01/39	$45,122	$50,254
Pool# A84287 6.50%, 01/01/39	43,830	48,807
Pool# A84584 6.50%, 02/01/39	12,838	14,294
Pool# G05535 4.50%, 07/01/39	2,667,192	2,869,003
Pool# A88133 4.50%, 08/01/39	1,878,659	2,020,806
Pool# A91165 5.00%, 02/01/40	4,925,417	5,411,033
Pool# A93996 4.50%, 09/01/40	1,227,860	1,319,613
Pool# A96049 4.00%, 01/01/41	2,383,982	2,498,804
Pool# G06818 4.00%, 11/01/41	179,601	188,110
Pool# G07158 3.50%, 10/01/42	604,617	614,323
Pool# G07163 3.50%, 10/01/42	261,893	266,303
Pool# Q11532 3.50%, 10/01/42	195,026	198,157
Pool# Q12051 3.50%, 10/01/42	355,914	361,628
Pool# C09020 3.50%, 11/01/42	1,189,247	1,208,340
Pool# G07264 3.50%, 12/01/42	608,564	618,334
Pool# Q14292 3.50%, 01/01/43	107,136	108,940
Pool# Q14881 3.50%, 01/01/43	123,931	125,921
Pool# Q15774 3.00%, 02/01/43	1,815,984	1,771,152
Pool# Q15884 3.00%, 02/01/43	1,071,752	1,045,293
Pool# V80002 2.50%, 04/01/43	477,741	445,643
Pool# G08528 3.00%, 04/01/43	5,077,597	4,952,243
Pool# Q16915 3.00%, 04/01/43	944,086	922,844
Pool# Q18523 3.50%, 05/01/43	1,987,289	2,019,194
Pool# G08534 3.00%, 06/01/43	1,283,320	1,251,037
Pool# Q18751 3.50%, 06/01/43	2,378,324	2,416,508
Pool# G07410 3.50%, 07/01/43	196,524	200,109

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool TBA
2.50%, 05/15/29	$5,100,000	$5,129,883
3.00%, 05/15/29	500,000	515,195
3.50%, 05/15/29	1,000,000	1,050,820
3.00%, 05/15/44	500,000	486,758
3.50%, 05/15/44	1,600,000	1,623,625
4.00%, 05/15/44	6,900,000	7,219,125
4.50%, 05/15/44	3,100,000	3,328,383
Federal Home Loan Mortgage Corp. Non Gold Pool
Pool# 1B8478 3.33%, 07/01/41 (a)	404,783	425,722
Pool# 2B0108 2.60%, 01/01/42 (a)	42,454	44,252
Federal National Mortgage Association Pool
Pool# 969977 5.00%, 05/01/23	645,479	697,015
Pool# 990972 6.00%, 09/01/23	27,557	29,618
Pool# AA2549 4.00%, 04/01/24	859,046	917,602
Pool# 935348 5.50%, 06/01/24	64,708	70,335
Pool# AC1374 4.00%, 08/01/24	324,406	346,519
Pool# AC1529 4.50%, 09/01/24	123,030	131,863
Pool# AD0244 4.50%, 10/01/24	95,631	102,497
Pool# AD4089 4.50%, 05/01/25	1,021,649	1,094,361
Pool# 890216 4.50%, 07/01/25	178,424	191,123
Pool# AB1609 4.00%, 10/01/25	504,159	538,052
Pool# AH1361 3.50%, 12/01/25	457,713	482,995
Pool# AH1518 3.50%, 12/01/25	296,645	312,844
Pool# AE6384 4.00%, 01/01/26	48,414	51,654
Pool# AL0298 4.00%, 05/01/26	701,091	748,771
Pool# AB4277 3.00%, 01/01/27	1,860,896	1,925,155
Pool# AP4746 3.00%, 08/01/27	313,904	324,841
Pool# AP4640 3.00%, 09/01/27	167,770	173,563
Pool# AP7855 3.00%, 09/01/27	1,688,683	1,748,579
Pool# AB6886 3.00%, 11/01/27	166,436	172,261

30

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AB6887 3.00%, 11/01/27	$334,722	$346,385
Pool# AQ3758 3.00%, 11/01/27	214,282	221,748
Pool# AQ4532 3.00%, 11/01/27	229,842	237,743
Pool# AQ5096 3.00%, 11/01/27	432,176	447,234
Pool# AQ7406 3.00%, 11/01/27	157,599	163,189
Pool# AQ2884 3.00%, 12/01/27	166,862	172,780
Pool# AS0487 2.50%, 09/01/28	580,489	585,478
Pool# 930998 4.50%, 04/01/29	144,329	156,727
Pool# MA0243 5.00%, 11/01/29	68,931	75,799
Pool# MA0268 5.00%, 12/01/29	49,094	53,986
Pool# AB1038 5.00%, 05/01/30	74,521	81,947
Pool# AD5655 5.00%, 05/01/30	130,583	143,595
Pool# MA0443 5.00%, 05/01/30	84,232	92,626
Pool# MA0559 5.00%, 09/01/30	29,002	31,893
Pool# AH1515 4.00%, 12/01/30	881,901	941,189
Pool# AD0716 6.50%, 12/01/30	2,629,521	2,951,470
Pool# MA0641 4.00%, 02/01/31	1,008,862	1,078,260
Pool# 560868 7.50%, 02/01/31	588	690
Pool# 607212 7.50%, 10/01/31	18,459	21,561
Pool# 607632 6.50%, 11/01/31	108	121
Pool# MA1029 3.50%, 04/01/32	728,528	757,185
Pool# MA1107 3.50%, 07/01/32	196,334	204,057
Pool# MA1166 3.50%, 09/01/32	1,154,699	1,199,398
Pool# 661664 7.50%, 09/01/32	13,462	15,707
Pool# 656559 6.50%, 02/01/33	58,844	66,157
Pool# 694846 6.50%, 04/01/33	13,567	15,244

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AB9300 3.00%, 05/01/33	$153,864	$155,450
Pool# AB9402 3.00%, 05/01/33	416,476	420,771
Pool# AB9403 3.00%, 05/01/33	157,340	158,225
Pool# 254767 5.50%, 06/01/33	1,635,816	1,822,593
Pool# MA1527 3.00%, 08/01/33	865,594	873,168
Pool# 750229 6.50%, 10/01/33	43,373	48,514
Pool# 725228 6.00%, 03/01/34	1,674,206	1,870,248
Pool# 725424 5.50%, 04/01/34	1,886,660	2,102,079
Pool# 788027 6.50%, 09/01/34	59,880	67,044
Pool# 735141 5.50%, 01/01/35	993,759	1,106,294
Pool# 735227 5.50%, 02/01/35	1,115,066	1,241,338
Pool# AL4260 5.50%, 09/01/36	129,344	144,113
Pool# 310104 5.50%, 08/01/37	1,053,817	1,174,142
Pool# 955194 7.00%, 11/01/37	622,485	700,381
Pool# AA9611 4.00%, 07/01/39	1,764,060	1,853,986
Pool# 994002 4.00%, 08/01/39	2,947,015	3,103,691
Pool# AC9890 3.31%, 04/01/40 (a)	3,201,696	3,405,052
Pool# AB1388 4.50%, 08/01/40	1,360,245	1,462,210
Pool# AD8536 5.00%, 08/01/40	4,515,318	4,968,789
Pool# AB1735 3.50%, 11/01/40	36,684	37,359
Pool# 932888 3.50%, 01/01/41	241,035	246,072
Pool# 932891 3.50%, 01/01/41	40,037	40,836
Pool# AB2067 3.50%, 01/01/41	841,998	857,752
Pool# AB2068 3.50%, 01/01/41	480,037	488,794
Pool# AL0390 5.00%, 05/01/41	1,080,196	1,188,848
Pool# AJ1249 3.30%, 09/01/41 (a)	539,044	567,274

31

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AI9920 4.00%, 09/01/41	$34,951	$36,668
Pool# AI9851 4.50%, 09/01/41	143,865	154,807
Pool# AL0761 5.00%, 09/01/41	1,773,399	1,951,778
Pool# AJ5431 4.50%, 10/01/41	234,055	251,893
Pool# AJ4861 4.00%, 12/01/41	498,522	522,845
Pool# AL1437 2.75%, 01/01/42 (a)	218,788	226,939
Pool# AK0714 2.44%, 02/01/42 (a)	60,534	62,954
Pool# AK4520 4.00%, 03/01/42	736,052	771,963
Pool# AB5185 3.50%, 05/01/42	802,892	816,661
Pool# AO3575 4.50%, 05/01/42	82,406	88,673
Pool# AO4647 3.50%, 06/01/42	1,279,911	1,301,860
Pool# AO8036 4.50%, 07/01/42	2,322,569	2,499,211
Pool# AO9697 4.50%, 07/01/42	136,904	147,081
Pool# AP1919 4.50%, 07/01/42	221,541	238,390
Pool# AP1961 2.49%, 08/01/42 (a)	367,963	377,442
Pool# AP2092 4.50%, 08/01/42	97,665	105,093
Pool# AP6579 3.50%, 09/01/42	1,420,462	1,444,377
Pool# AP6756 4.00%, 09/01/42	38,400	40,268
Pool# AP7489 4.00%, 09/01/42	1,006,561	1,055,356
Pool# AB6524 3.50%, 10/01/42	2,697,000	2,742,406
Pool# AB7074 3.00%, 11/01/42	1,834,946	1,793,660
Pool# AB6786 3.50%, 11/01/42	280,906	285,635
Pool# AL2677 3.50%, 11/01/42	370,332	376,740
Pool# AL3000 3.50%, 12/01/42	452,539	460,158
Pool# AR4210 3.50%, 01/01/43	461,670	469,443
Pool# AR8213 3.50%, 04/01/43	500,721	509,386

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AB9236 3.00%, 05/01/43	$192,997	$189,137
Pool# AB9237 3.00%, 05/01/43	867,488	849,325
Pool# AB9238 3.00%, 05/01/43	1,148,807	1,124,215
Pool# AT4137 3.00%, 05/01/43	540,030	527,373
Pool# AB9362 3.50%, 05/01/43	955,432	972,414
Pool# AT2731 3.50%, 05/01/43	1,163,558	1,183,148
Pool# AT4145 3.00%, 06/01/43	422,668	413,620
Pool# AB9814 3.00%, 07/01/43	1,158,165	1,132,649
Pool# AU1628 3.00%, 07/01/43	3,012,356	2,939,871
Pool# AS0203 3.00%, 08/01/43	487,852	477,104
Pool# AV6103 4.00%, 01/01/44	1,677,172	1,758,475
Pool# AV6104 4.00%, 01/01/44	1,085,680	1,138,310
Federal National Mortgage Association Pool TBA
2.50%, 05/25/29	8,100,000	8,150,625
3.00%, 05/25/29	1,240,598	1,280,724
3.50%, 05/25/29	1,100,000	1,158,437
2.50%, 05/25/44	900,000	840,305
3.00%, 05/25/44	7,800,000	7,604,391
3.50%, 05/25/44	5,600,000	5,687,062
4.00%, 05/25/44	8,100,000	8,486,015
4.50%, 05/25/44	8,100,000	8,696,110
Government National Mortgage Association I Pool
Pool# 279461 9.00%, 11/15/19	424	488
Pool# 376510 7.00%, 05/15/24	2,118	2,421
Pool# 457801 7.00%, 08/15/28	4,110	4,793
Pool# 486936 6.50%, 02/15/29	2,084	2,385
Pool# 502969 6.00%, 03/15/29	6,523	7,374
Pool# 487053 7.00%, 03/15/29	2,754	3,210
Pool# 781014 6.00%, 04/15/29	5,723	6,501
Pool# 509099 7.00%, 06/15/29	2,916	3,415
Pool# 470643 7.00%, 07/15/29	11,503	13,464

32

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 434505 7.50%, 08/15/29	$136	$160
Pool# 416538 7.00%, 10/15/29	256	279
Pool# 524269 8.00%, 11/15/29	6,133	7,348
Pool# 781124 7.00%, 12/15/29	14,203	16,584
Pool# 507396 7.50%, 09/15/30	62,983	74,814
Pool# 531352 7.50%, 09/15/30	6,144	7,304
Pool# 536334 7.50%, 10/15/30	159	189
Pool# 540659 7.00%, 01/15/31	724	850
Pool# 486019 7.50%, 01/15/31	1,593	1,896
Pool# 535388 7.50%, 01/15/31	1,660	1,976
Pool# 537406 7.50%, 02/15/31	377	443
Pool# 528589 6.50%, 03/15/31	29,417	33,869
Pool# 508473 7.50%, 04/15/31	7,704	9,102
Pool# 544470 8.00%, 04/15/31	2,625	3,166
Pool# 781287 7.00%, 05/15/31	7,240	8,476
Pool# 549742 7.00%, 07/15/31	3,932	4,597
Pool# 781319 7.00%, 07/15/31	2,226	2,611
Pool# 485879 7.00%, 08/15/31	10,216	12,003
Pool# 572554 6.50%, 09/15/31	100,010	115,044
Pool# 555125 7.00%, 09/15/31	645	756
Pool# 781328 7.00%, 09/15/31	6,936	8,119
Pool# 550991 6.50%, 10/15/31	1,242	1,429
Pool# 571267 7.00%, 10/15/31	980	1,152
Pool# 574837 7.50%, 11/15/31	2,011	2,393
Pool# 555171 6.50%, 12/15/31	1,119	1,289
Pool# 781380 7.50%, 12/15/31	2,011	2,386

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 781481 7.50%, 01/15/32	$10,003	$11,858
Pool# 580972 6.50%, 02/15/32	1,111	1,279
Pool# 781401 7.50%, 02/15/32	5,841	6,940
Pool# 781916 6.50%, 03/15/32	115,306	131,968
Pool# 552474 7.00%, 03/15/32	6,417	7,543
Pool# 781478 7.50%, 03/15/32	3,859	4,578
Pool# 781429 8.00%, 03/15/32	6,391	7,714
Pool# 781431 7.00%, 04/15/32	24,945	29,266
Pool# 568715 7.00%, 05/15/32	35,075	41,282
Pool# 552616 7.00%, 06/15/32	35,183	41,336
Pool# 570022 7.00%, 07/15/32	34,202	40,127
Pool# 583645 8.00%, 07/15/32	4,841	5,875
Pool# 595077 6.00%, 10/15/32	10,954	12,448
Pool# 596657 7.00%, 10/15/32	3,990	4,665
Pool# 552903 6.50%, 11/15/32	172,014	197,607
Pool# 552952 6.00%, 12/15/32	14,432	16,395
Pool# 588192 6.00%, 02/15/33	8,971	10,238
Pool# 602102 6.00%, 02/15/33	13,046	14,904
Pool# 553144 5.50%, 04/15/33	53,172	59,501
Pool# 604243 6.00%, 04/15/33	25,172	28,613
Pool# 611526 6.00%, 05/15/33	18,385	20,915
Pool# 553320 6.00%, 06/15/33	38,974	44,300
Pool# 572733 6.00%, 07/15/33	7,424	8,430
Pool# 573916 6.00%, 11/15/33	29,085	33,041
Pool# 604788 6.50%, 11/15/33	110,661	126,948
Pool# 604875 6.00%, 12/15/33	57,615	65,413

33

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 781688 6.00%, 12/15/33	$65,237	$74,937
Pool# 781690 6.00%, 12/15/33	26,722	30,691
Pool# 781699 7.00%, 12/15/33	10,524	12,347
Pool# 621856 6.00%, 01/15/34	28,484	32,364
Pool# 564799 6.00%, 03/15/34	121,177	138,207
Pool# 630038 6.50%, 08/15/34	72,314	82,867
Pool# 781804 6.00%, 09/15/34	77,468	88,673
Pool# 781847 6.00%, 12/15/34	67,888	77,908
Pool# 486921 5.50%, 02/15/35	22,970	25,729
Pool# 781902 6.00%, 02/15/35	57,356	65,563
Pool# 649510 5.50%, 10/15/35	503,449	563,921
Pool# 649513 5.50%, 10/15/35	908,292	1,017,394
Pool# 652207 5.50%, 03/15/36	313,697	350,887
Pool# 652539 5.00%, 05/15/36	36,573	40,366
Pool# 655519 5.00%, 05/15/36	40,862	45,100
Pool# 606308 5.50%, 05/15/36	64,929	72,627
Pool# 606314 5.50%, 05/15/36	22,177	24,813
Pool# 655457 6.00%, 05/15/36	13,882	15,820
Pool# 656666 6.00%, 06/15/36	102,092	115,685
Pool# 657912 6.50%, 08/15/36	7,335	8,346
Pool# 704630 5.50%, 07/15/39	108,072	120,750
Pool# 722292 5.00%, 09/15/39	2,163,691	2,396,880
Pool# 742235 4.00%, 12/15/40	207,976	220,462
Pool# 755655 4.00%, 12/15/40	118,604	125,910
Pool# 755656 4.00%, 12/15/40	152,983	162,502
Pool# 756631 4.00%, 12/15/40	49,675	52,766

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 757038 4.00%, 12/15/40	$401,216	$426,182
Pool# 757039 4.00%, 12/15/40	618,267	656,353
Pool# 757043 4.00%, 12/15/40	103,847	110,309
Pool# 757044 4.00%, 12/15/40	163,258	173,315
Pool# 690662 4.00%, 01/15/41	133,669	141,903
Pool# 719486 4.00%, 01/15/41	99,147	105,254
Pool# 742244 4.00%, 01/15/41	512,369	543,931
Pool# 753826 4.00%, 01/15/41	136,359	144,674
Pool# 755959 4.00%, 01/15/41	344,423	365,855
Pool# 757555 4.00%, 02/15/41	58,698	62,351
Pool# 757557 4.00%, 02/15/41	97,511	103,517
Pool# AA6307 3.50%, 04/15/43	618,029	637,005
Pool# AB3946 3.50%, 04/15/43	246,990	254,574
Pool# AD6012 3.50%, 04/15/43	571,253	588,792
Pool# AD7471 3.50%, 04/15/43	593,674	611,902
Pool# AD7472 3.50%, 04/15/43	337,267	347,727
Pool# AD9472 3.50%, 04/15/43	337,054	347,508
Pool# AA6403 3.00%, 05/15/43	1,452,524	1,447,815
Government National Mortgage Association I Pool TBA
3.00%, 05/15/44	500,000	496,992
Government National Mortgage Association II Pool
Pool# G23851 5.50%, 05/20/36	545,824	606,525
Pool# G24245 6.00%, 09/20/38	1,150,099	1,279,237
Pool# G24559 5.00%, 10/20/39	964,038	1,067,032
Pool# G24715 5.00%, 06/20/40	882,091	976,330
Pool# G24747 5.00%, 07/20/40	2,025,797	2,242,225
Pool# G24771 4.50%, 08/20/40	1,540,903	1,678,561

34

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association II Pool (continued)
Pool# G24834 4.50%, 10/20/40	$3,595,889	$3,917,131
Pool# 737727 4.00%, 12/20/40	1,842,152	1,952,753
Pool# 737730 4.00%, 12/20/40	507,398	537,862
Pool# G24923 4.50%, 01/20/41	521,382	567,308
Pool# G24978 4.50%, 03/20/41	82,893	90,195
Pool# G25017 4.50%, 04/20/41	980,145	1,066,482
Pool# G25082 4.50%, 06/20/41	1,552,520	1,686,364
Pool# G25175 4.50%, 09/20/41	1,058,858	1,150,143
Pool# G2675523 3.50%, 03/20/42	841,798	864,750
Pool# G2MA0089 4.00%, 05/20/42	3,308,838	3,507,498
Pool# G2MA0392 3.50%, 09/20/42	3,083,624	3,180,228
Pool# G2MA0534 3.50%, 11/20/42	1,787,277	1,843,269
Pool# G2MA0852 3.50%, 03/20/43	2,029,665	2,093,251
Pool# G2MA0934 3.50%, 04/20/43	2,397,017	2,472,111
Pool# G2AF1001 3.50%, 06/20/43	483,508	496,691
Government National Mortgage Association II Pool TBA
3.00%, 05/15/44	8,900,000	8,847,851
3.50%, 05/15/44	1,700,000	1,749,008
4.00%, 05/15/44	3,000,000	3,175,313

Total U.S. Government Mortgage Backed Agencies (cost $250,952,448)		254,176,403

U.S. Government Sponsored & Agency Obligations 3.1%
Federal Farm Credit Bank 4.88%, 01/17/17	375,000	416,051
Federal Home Loan Banks
4.88%, 05/17/17	605,000	676,868
5.50%, 07/15/36	600,000	748,229
Federal Home Loan Mortgage Corp.
0.85%, 11/28/16	1,000,000	1,000,537
1.00%, 09/29/17	1,200,000	1,195,333
3.75%, 03/27/19	1,475,000	1,619,270
1.38%, 05/01/20	1,500,000	1,442,037
2.38%, 01/13/22	1,000,000	986,307

U.S. Government Sponsored & Agency Obligations (continued)

	Principal Amount	Market Value

Federal National Mortgage Association
6.75%, 09/15/29	$388,000	$541,020
6.75%, 03/15/31	750,000	1,061,226
6.25%, 07/15/32	365,000	495,834
4.38%, 10/15/15	1,182,000	1,252,976
0.38%, 07/05/16	6,500,000	6,476,202
5.38%, 06/12/17	1,805,000	2,048,612
0.88%, 12/20/17	2,500,000	2,468,366
0.88%, 05/21/18	1,714,000	1,677,082
6.25%, 05/15/29	250,000	333,836
Financing Corp. (FICO) 9.80%, 11/30/17	12,000	15,678
Tennessee Valley Authority
6.25%, 12/15/17	35,000	41,367
4.50%, 04/01/18	1,865,000	2,084,980
4.88%, 01/15/48	300,000	321,329

Total U.S. Government Sponsored & Agency Obligations (cost $26,006,324)		26,903,140

U.S. Treasury Bonds 5.6%
U.S. Treasury Bonds
8.13%, 08/15/19	1,500,000	1,985,156
8.50%, 02/15/20	700,000	955,172
8.13%, 05/15/21	5,000,000	6,951,550
8.00%, 11/15/21	2,655,000	3,709,948
6.25%, 08/15/23	869,000	1,138,390
6.88%, 08/15/25	633,000	888,574
6.38%, 08/15/27	1,000,000	1,382,969
4.50%, 08/15/39	185,000	221,075
4.38%, 11/15/39	580,000	680,684
4.38%, 05/15/40	1,300,000	1,526,891
3.88%, 08/15/40	1,600,000	1,737,250
4.25%, 11/15/40	4,000,000	4,610,625
4.75%, 02/15/41	3,650,000	4,542,539
4.38%, 05/15/41	1,000,000	1,176,562
3.75%, 08/15/41	2,500,000	2,653,516
3.13%, 11/15/41	4,800,000	4,541,250
3.13%, 02/15/43	1,000,000	939,375
2.88%, 05/15/43	2,250,000	2,004,961
3.63%, 08/15/43	2,850,000	2,939,953
3.75%, 11/15/43	1,850,000	1,951,461
3.63%, 02/15/44	1,000,000	1,030,625

Total U.S. Treasury Bonds (cost $45,156,623)		47,568,526

U.S. Treasury Notes 29.7%
U.S. Treasury Notes
0.13%, 04/30/15	6,000,000	6,001,875
0.25%, 05/15/15	2,500,000	2,503,516

35

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Treasury Notes (continued)

	Principal Amount	Market Value

U.S. Treasury Notes (continued)
4.13%, 05/15/15	$1,533,000	$1,596,715
0.25%, 05/31/15	5,000,000	5,007,031
1.75%, 07/31/15	5,250,000	5,354,180
0.25%, 08/15/15	8,000,000	8,008,750
1.38%, 11/30/15	6,000,000	6,106,875
2.00%, 01/31/16	12,000,000	12,354,374
0.38%, 02/15/16	5,000,000	5,003,906
0.25%, 02/29/16	11,500,000	11,480,234
2.13%, 02/29/16	6,000,000	6,195,000
0.25%, 04/15/16	6,000,000	5,982,187
2.63%, 04/30/16	3,055,000	3,189,611
1.75%, 05/31/16	4,500,000	4,620,937
1.50%, 07/31/16	4,000,000	4,086,875
0.63%, 08/15/16	1,000,000	1,001,563
4.88%, 08/15/16	1,833,000	2,014,009
0.88%, 09/15/16	3,000,000	3,020,156
3.00%, 09/30/16	1,325,000	1,401,394
0.63%, 11/15/16	3,500,000	3,495,625
0.63%, 02/15/17	2,000,000	1,991,250
4.63%, 02/15/17	3,060,000	3,385,603
0.88%, 02/28/17	3,000,000	3,005,625
3.00%, 02/28/17	1,845,000	1,958,006
4.50%, 05/15/17	3,595,000	3,983,709
2.75%, 05/31/17	4,335,000	4,575,457
0.75%, 06/30/17	6,750,000	6,704,648
2.50%, 06/30/17	3,450,000	3,615,492
0.50%, 07/31/17	5,500,000	5,410,625
1.88%, 09/30/17	1,800,000	1,847,531
0.75%, 10/31/17	3,000,000	2,961,563
1.88%, 10/31/17	1,800,000	1,846,969
4.25%, 11/15/17	6,415,000	7,109,624
0.88%, 01/31/18	5,500,000	5,427,813
2.75%, 02/28/18	2,000,000	2,112,188
2.88%, 03/31/18	2,000,000	2,121,250
0.63%, 04/30/18	3,000,000	2,917,500
1.00%, 05/31/18	2,500,000	2,463,672
1.38%, 06/30/18	1,200,000	1,198,500
1.38%, 09/30/18	3,000,000	2,983,594
1.25%, 10/31/18	4,650,000	4,593,328
1.25%, 11/30/18	2,000,000	1,971,875
1.38%, 12/31/18	4,000,000	3,962,500
1.25%, 01/31/19	2,000,000	1,966,250
1.38%, 02/28/19	6,000,000	5,925,937
1.50%, 02/28/19	5,000,000	4,967,969
1.50%, 03/31/19	2,000,000	1,984,688
1.13%, 05/31/19	4,000,000	3,884,375
1.00%, 08/31/19	2,000,000	1,917,188
3.38%, 11/15/19	2,370,000	2,564,044
1.38%, 01/31/20	1,500,000	1,454,766
3.63%, 02/15/20	5,410,000	5,923,105
1.25%, 02/29/20	3,000,000	2,883,750
1.13%, 04/30/20	1,500,000	1,425,938
3.50%, 05/15/20	2,000,000	2,174,375

U.S. Treasury Notes (continued)

	Principal Amount	Market Value

U.S. Treasury Notes (continued)
2.63%, 08/15/20	$2,000,000	$2,066,562
2.13%, 08/31/20	5,350,000	5,362,539
1.75%, 10/31/20	1,000,000	976,719
2.00%, 11/30/20	1,500,000	1,485,234
3.63%, 02/15/21	2,500,000	2,732,031
3.13%, 05/15/21	750,000	794,180
2.13%, 08/15/21	2,250,000	2,223,633
2.00%, 11/15/21	3,500,000	3,416,328
1.75%, 05/15/22	3,000,000	2,850,000
1.63%, 08/15/22	2,200,000	2,059,750
1.63%, 11/15/22	3,000,000	2,795,156
2.00%, 02/15/23	3,000,000	2,870,156
1.75%, 05/15/23	2,000,000	1,865,312
2.50%, 08/15/23	3,800,000	3,770,313
2.75%, 11/15/23	3,000,000	3,032,344
2.75%, 02/15/24	3,000,000	3,026,250

Total U.S. Treasury Notes (cost $252,983,149)		254,972,027

Yankee Dollars 0.5%
Banks 0.0%†
Westpac Banking Corp., 4.63%, 06/01/18	103,000	109,855

Chemicals 0.0%†
Agrium, Inc.
3.15%, 10/01/22	50,000	48,671
6.13%, 01/15/41	100,000	116,596
Potash Corp. of Saskatchewan, Inc., 5.88%, 12/01/36	125,000	147,576

		312,843

Electric Utilities 0.0%†
Hydro Quebec
8.40%, 01/15/22	153,000	201,989
8.88%, 03/01/26	109,000	155,613

		357,602

Energy Equipment & Services 0.0%†
Weatherford International Ltd., 5.50%, 02/15/16	51,000	54,888

Gas Utilities 0.1%
Enbridge, Inc., 5.60%, 04/01/17	250,000	279,232
TransCanada PipeLines Ltd., 5.85%, 03/15/36	300,000	359,136

		638,368

Metals & Mining 0.0%†
BHP Billiton Finance USA Ltd., 6.42%, 03/01/26	55,000	66,870

36

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund (Continued)

Yankee Dollars (continued)

	Principal Amount	Market Value

Metals & Mining (continued)
Teck Resources Ltd., 3.85%, 08/15/17	$100,000	$106,351
Xstrata Canada Corp., 6.20%, 06/15/35	123,000	130,654

		303,875

Oil, Gas & Consumable Fuels 0.3%
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16	260,000	290,487
Encana Corp., 6.50%, 08/15/34	250,000	303,489
Nexen, Inc.
5.88%, 03/10/35	92,000	102,313
6.40%, 05/15/37	250,000	288,803
Petro-Canada, 5.95%, 05/15/35	189,000	221,672
Statoil ASA, 6.80%, 01/15/28	225,000	290,980
Suncor Energy, Inc., 6.10%, 06/01/18	605,000	700,490
Talisman Energy, Inc., 7.25%, 10/15/27	92,000	109,605

		2,307,839

Road & Rail 0.1%
Canadian National Railway Co.
6.90%, 07/15/28	168,000	222,360
6.20%, 06/01/36	164,000	208,609

		430,969

Water Utilities 0.0%†
United Utilities PLC, 5.38%, 02/01/19	100,000	107,978

Total Yankee Dollars (cost $4,023,154)		4,624,217

Mutual Funds 9.7%

	Shares

Money Market Fund 9.7%
Fidelity Institutional Money Market Fund – Institutional Class, 0.09% (f)(g)	82,938,081	82,938,081

		82,938,081

Total Mutual Funds (cost $82,938,081)		82,938,081

Repurchase Agreement 0.0%†

	Principal Amount	Market Value

Royal Bank of Canada, 0.03%, dated 04/30/14, due 05/01/14, repurchase price $360,419, collateralized by U.S. Treasury Note, 0.63%, maturing 08/31/17; total market value $372,903. (g)	$360,418	$360,418

Total Repurchase Agreement (cost $360,418)		360,418

TBA Sale Commitments (0.5)%
U.S. Government Mortgage Backed Agencies
Federal Home Loan Mortgage Corp. Gold Pool TBA 5.50%, 05/15/44	(2,000,000)	(2,204,688)
Federal National Mortgage Association
Pool TBA 4.00%, 05/25/29	(1,000,000)	(1,060,781)
5.00%, 05/25/44	(1,000,000)	(1,096,562)
5.50%, 05/25/44	(151,346)	(167,403)

Total TBA Sale Commitments (cost $(4,511,002))		(4,529,434)

Total Investments (cost $907,056,685) (h) — 108.6%		931,264,348
Liabilitis in excess of other assets — (8.6)%		(73,723,307)

NET ASSETS — 100.0%		$857,541,041

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2014. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2014 was $1,858,591 which represents 0.22% of net assets.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at April 30, 2014.

(d)	Investment in affiliate.

(e)	The security or a portion of this security is on loan at April 30, 2014. The total value of securities on loan at April 30, 2014 was $400,691.

37

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund (Continued)

(f)	Represents 7-day effective yield as of April 30, 2014.

(g)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2014 was $408,708.

(h)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

AG	Stock Corporation

ASA	Stock Corporation

BA	Limited

BV	Private Limited Liability Company

COP	Certificates of Participation

GO	General Obligation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

RB	Revenue Bond

RE	Reinsured

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

SAU	Single Shareholder Corporation

SpA	Limited Share Company

TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

38

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Bond Index Fund
Assets:
Investments in affiliates, at value (cost $43,881)	$75,750
Investments in non-affiliates, at value* (cost $911,163,388)	935,357,614
Repurchase agreement, at value (cost $360,418)	360,418

Total Investments, at value (total cost $911,567,687)	935,793,782

Interest and dividends receivable	5,010,549
Security lending income receivable	1,323
Receivable for investments sold	10,913,908
Receivable for capital shares issued	207,021
Prepaid expenses	28,397

Total Assets	951,954,980

Liabilities:
Payable for investments purchased	89,040,069
Distributions payable	16,444
Payable for capital shares redeemed	119,983
TBA Sale Commitments (proceeds $4,511,002)	4,529,434
Payable upon return of securities loaned (Note 2)	408,708
Accrued expenses and other payables:
Investment advisory fees	136,816
Fund administration fees	28,508
Distribution fees	38,474
Administrative servicing fees	25,230
Accounting and transfer agent fees	15,055
Trustee fees	3,802
Custodian fees	9,546
Compliance program costs (Note 3)	734
Professional fees	33,284
Printing fees	7,350
Other	502

Total Liabilities	94,413,939

Net Assets	$857,541,041

Represented by:
Capital	$829,415,238
Accumulated distributions in excess of net investment income	(697,896)
Accumulated net realized gains from affiliated and non-affiliated investments	4,616,036
Net unrealized appreciation/(depreciation) from investments in affiliates	31,869
Net unrealized appreciation/(depreciation) from investments in non-affiliates	24,194,226
Net unrealized appreciation/(depreciation) from TBA Sale Commitments	(18,432)

Net Assets	$857,541,041

*	Includes value of securities on loan of $400,691 (Note 2).

39

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Net Assets:	Nationwide Bond Index Fund
Net Assets:
Class A Shares	$186,568,090
Class C Shares	537,078
Institutional Class Shares	670,435,873

Total	$857,541,041

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	16,668,277
Class C Shares	47,952
Institutional Class Shares	59,984,208

Total	76,700,437

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.19
Class C Shares (b)	$11.20
Institutional Class Shares	$11.18
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.45

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares, the redemption price per share is reduced by 0.75% on sales of shares of original purchases of $500,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

40

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Bond Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$11,776,991
Income from securities lending (Note 2)	65,344
Dividend income from non-affiliates	28,917
Interest income from affiliates	2,528

Total Income	11,873,780

EXPENSES:
Investment advisory fees	875,351
Fund administration fees	152,496
Distribution fees Class A	224,959
Distribution fees Class B (a)	388
Distribution fees Class C	2,699
Administrative servicing fees Class A	132,228
Administrative servicing fees Class C	26
Registration and filing fees	25,132
Professional fees	38,134
Printing fees	4,987
Trustee fees	14,783
Custodian fees	18,550
Accounting and transfer agent fees	26,199
Compliance program costs (Note 3)	1,154
Other	14,652

Total expenses before earnings credit	1,531,738

Earnings credit (Note 5)	(37)

Net Expenses	1,531,701

NET INVESTMENT INCOME	10,342,079

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with non-affiliates	4,706,896
Net change in unrealized appreciation/(depreciation) from investments in affiliates	1,777
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(777,321)
Net change in unrealized appreciation/(depreciation) from TBA Sale Commitments	26,901

Net change in unrealized appreciation/(depreciation) from investments in affiliates, non-affiliates and TBA Sale Commitments	(748,643)

Net realized/unrealized gains from affiliated and non-affiliated investments and TBA Sale Commitments	3,958,253

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$14,300,332

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.

The accompanying notes are an integral part of these financial statements.

41

Statements of Changes in Net Assets

	Nationwide Bond Index Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net investment income	$10,342,079	$27,130,433
Net realized gains from non-affiliated investments	4,706,896	21,015,667
Net change in unrealized appreciation/(depreciation) from investments in affiliates, non-affiliates and TBA Sale Commitments	(748,643)	(68,183,507)

Change in net assets resulting from operations	14,300,332	(20,037,407)

Distributions to Shareholders From:
Net investment income:
Class A	(1,922,800)	(3,995,691)
Class B (a)	(600)	(2,566)
Class C	(4,102)	(12,893)
Institutional Class	(9,091,547)	(26,984,488)
Net realized gains:
Class A	(3,118,871)	(1,533,337)
Class B (a)	(2,129)	(1,673)
Class C	(9,773)	(11,570)
Institutional Class	(13,387,543)	(8,357,933)

Change in net assets from shareholder distributions	(27,537,365)	(40,900,151)

Change in net assets from capital transactions	(89,807,188)	(338,137,017)

Change in net assets	(103,044,221)	(399,074,575)

Net Assets:
Beginning of period	960,585,262	1,359,659,837

End of period	$857,541,041	$960,585,262

Accumulated distributions in excess of net investment income at end of period	$(697,896)	$(20,926)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$20,048,900	$41,739,740
Dividends reinvested	4,825,671	5,246,148
Cost of shares redeemed	(14,692,384)	(46,411,891)

Total Class A Shares	10,182,187	573,997

Class B Shares (a)
Proceeds from shares issued	–	764
Dividends reinvested	1,606	2,182
Cost of shares redeemed	(124,339)	(110,141)

Total Class B Shares	(122,733)	(107,195)

Class C Shares
Proceeds from shares issued	49,077	1,170,784
Dividends reinvested	11,117	22,244
Cost of shares redeemed	(83,658)	(1,219,904)

Total Class C Shares	(23,464)	(26,876)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.

42

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Index Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$18,010,773	$235,172,622
Dividends reinvested	22,479,090	35,342,034
Cost of shares redeemed	(140,333,041)	(609,091,599)

Total Institutional Class Shares	(99,843,178)	(338,576,943)

Change in net assets from capital transactions	$(89,807,188)	$(338,137,017)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,768,363	3,621,876
Reinvested	463,887	452,967
Redeemed	(1,320,758)	(4,012,930)

Total Class A Shares	911,492	61,913

Class B Shares (a)
Issued	(10)	65
Reinvested	155	188
Redeemed	(11,183)	(9,443)

Total Class B Shares	(11,038)	(9,190)

Class C Shares
Issued	4,314	99,539
Reinvested	1,058	1,905
Redeemed	(7,500)	(104,799)

Total Class C Shares	(2,128)	(3,355)

Institutional Class Shares
Issued	1,469,919	20,601,711
Reinvested	2,181,720	3,058,376
Redeemed	(12,665,688)	(53,164,515)

Total Institutional Class Shares	(9,014,049)	(29,504,428)

Total change in shares	(8,115,723)	(29,455,060)

Amount designated as “–” is zero or has been rounded to zero.

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.

The accompanying notes are an integral part of these financial statements.

43

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Index Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$11.34	0.11	0.05	0.16	(0.12)	(0.19)	(0.31)	–	$11.19	1.48%		$186,568,090	0.66%	1.99%	0.66%	112.83%
Year Ended October 31, 2013 (f)	$11.91	0.22	(0.43)	(0.21)	(0.26)	(0.10)	(0.36)	–	$11.34	(1.82%	)	$178,667,547	0.66%	1.91%	0.66%	195.99%
Year Ended October 31, 2012 (f)	$11.75	0.26	0.28	0.54	(0.29)	(0.09)	(0.38)	–	$11.91	4.64%		$186,993,992	0.68%	2.19%	0.69%	159.60%
Year Ended October 31, 2011 (f)	$11.59	0.31	0.18	0.49	(0.33)	–	(0.33)	–	$11.75	4.36%		$203,110,754	0.67%	2.69%	0.69%	117.95%
Year Ended October 31, 2010 (f)	$11.20	0.32	0.47	0.79	(0.40)	–	(0.40)	–	$11.59	7.19%		$160,930,874	0.67%	2.86%	0.72%	177.67%
Year Ended October 31, 2009 (f)	$10.33	0.42	0.87	1.29	(0.42)	–	(0.42)	–	$11.20	12.63%		$135,482,548	0.74%	3.87%	0.82%	338.41%	(g)

Class C Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$11.35	0.08	0.04	0.12	(0.08)	(0.19)	(0.27)	–	$11.20	1.17%		$537,078	1.27%	1.37%	1.27%	112.83%
Year Ended October 31, 2013 (f)	$11.92	0.15	(0.43)	(0.28)	(0.19)	(0.10)	(0.29)	–	$11.35	(2.43%	)	$568,238	1.28%	1.31%	1.28%	195.99%
Year Ended October 31, 2012 (f)	$11.76	0.18	0.29	0.47	(0.22)	(0.09)	(0.31)	–	$11.92	4.01%		$637,007	1.28%	1.55%	1.29%	159.60%
Year Ended October 31, 2011 (f)	$11.60	0.24	0.18	0.42	(0.26)	–	(0.26)	–	$11.76	3.72%		$197,162	1.28%	2.10%	1.30%	117.95%
Year Ended October 31, 2010 (f)	$11.20	0.25	0.47	0.72	(0.32)	–	(0.32)	–	$11.60	6.57%		$258,817	1.29%	2.24%	1.34%	177.67%
Year Ended October 31, 2009 (f)	$10.33	0.36	0.86	1.22	(0.35)	–	(0.35)	–	$11.20	11.97%		$194,428	1.32%	3.29%	1.41%	338.41%	(g)

Institutional Class Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$11.32	0.13	0.06	0.19	(0.14)	(0.19)	(0.33)	–	$11.18	1.77%		$670,435,873	0.26%	2.39%	0.26%	112.83%
Year Ended October 31, 2013 (f)	$11.90	0.26	(0.44)	(0.18)	(0.30)	(0.10)	(0.40)	–	$11.32	(1.53%	)	$781,224,314	0.28%	2.29%	0.28%	195.99%
Year Ended October 31, 2012 (f)	$11.73	0.30	0.30	0.60	(0.34)	(0.09)	(0.43)	–	$11.90	5.15%		$1,171,787,835	0.29%	2.59%	0.29%	159.60%
Year Ended October 31, 2011 (f)	$11.58	0.35	0.18	0.53	(0.38)	–	(0.38)	–	$11.73	4.68%		$1,102,711,963	0.28%	3.08%	0.30%	117.95%
Year Ended October 31, 2010 (f)	$11.19	0.37	0.47	0.84	(0.45)	–	(0.45)	–	$11.58	7.64%		$1,028,444,159	0.30%	3.24%	0.35%	177.67%
Year Ended October 31, 2009 (f)	$10.31	0.47	0.87	1.34	(0.46)	–	(0.46)	–	$11.19	13.22%		$923,856,645	0.32%	4.29%	0.41%	338.41%	(g)

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	The amount shown includes the effect of mortgage dollar roll transactions while the prior year amounts did not include the effect of mortgage dollar roll transactions. In the prior years, had mortgage dollar roll transactions been included, the portfolio turnover would have increased.

The accompanying notes are an integral part of these financial statements.

44

Fund Commentary	Nationwide International Index Fund

For the semiannual period ended April 30, 2014, the Nationwide International Index Fund (Institutional Class) returned 4.74% versus 4.44% for its benchmark, the MSCI EAFE® Index.* For broader comparison, the median return for the Fund’s closest Lipper peer category of International Large-Cap Core Funds (consisting of 146 funds as of April 30, 2014) was 4.25% for the same time period.

Market Review

The fourth quarter of 2013 began with U.S. equity markets in the midst of a downturn as political brinksmanship in Washington, D.C., prolonged the debate over the nation’s debt ceiling, leading to a partial government shutdown. Equities quickly rebounded in mid-October when U.S. politicians engineered a compromise to reopen the government and extend the debt ceiling until early 2014. Weak U.S. economic data drove stock prices higher as indications of subpar growth reinforced investors’ expectations that the Federal Reserve (Fed) would continue its aggressive asset purchase program. In addition, the modest pace of economic growth boded well for high corporate profit margins as the U.S. recovery was strong enough to support revenues while wage growth was nearly stagnant, keeping costs low.

European stock markets rallied during the fourth quarter of 2013 as the region broadly pulled out of recession. Markets in the peripheral countries, including Greece (which was removed from the index on November 27, 2013), Italy and Spain, performed particularly well. In early November 2013, the European Central Bank surprised investors with an interest-rate cut in light of declining rates of inflation in the eurozone. The Bank of England did not make any policy changes during the quarter but continued to use forward guidance to keep short-term rates low. Strong performance in UK stocks was reflective of the recent pickup in the domestic recovery and increasingly optimistic growth forecasts. In Asia, Japanese stocks benefited from the continuation of the Bank of Japan’s aggressive monetary policy easing in its efforts to combat deflation. The depreciating yen was a strong tailwind for corporate profits in this export-driven economy, with notable strength in automobile sales.

As the fourth quarter of 2013 progressed, investors globally grappled with rising uncertainty as to when and how much the Fed would begin gradually reducing, or “tapering,” its monthly asset purchases. On the one hand, the persistence of slow growth and low inflation provided significant latitude for monetary policy decisions, and investors were further encouraged by dovish comments from then-Vice Chair Janet Yellen. On the other hand, U.S. housing and manufacturing reports had begun to signal fundamental improvement in the economy. Mounting expectations of the eventual reduction of monetary stimulus caused increased market volatility later in the fourth quarter; this was relieved, however, when the Fed ultimately announced the commencement of tapering in mid-December 2013. Investors reacted positively to this policy move as it signaled the Fed’s perception of real improvement in U.S. growth. In addition, investors felt relief from the tenacious anxiety that had gripped them since Fed Chairman Ben Bernanke initially mentioned the possibility of the Fed’s tapering stimulus measures in May 2013. Sentiment also was buoyed by the extension of the Fed’s expected time horizon for maintaining low short-term interest rates.

After a stellar equity market rally through 2013, investors’ risk appetite diminished in the new year amid heightened risks in emerging markets and softer-than-expected economic data in the United States. Emerging markets struggled against the headwinds of diminishing global liquidity, currency weakness, debt problems and uneven growth rates. Most notably, China’s economy showed signs of further deceleration. In the United States, most indicators continued to signal a strengthening economy; stagnant wage growth, however, raised concerns about the sustainability of the positive momentum. The release of lackluster fourth-quarter 2013 corporate earnings reports reinforced investors’ negative sentiment on the United States. The overall shakiness of the global growth

45

Fund Commentary	Nationwide International Index Fund

environment compelled investors to seek safer investments and, consequently, to broadly sell equities in January 2014.

Although these headwinds persisted, U.S. equities were back on the rise in February 2014, due in part to positive developments in Washington, D.C. For example, Congress extended the nation’s debt ceiling through mid-March 2015, thereby reducing some degree of fiscal uncertainty for the next year. In addition, investors were encouraged by market-friendly comments from new Fed Chair Janet Yellen in her first congressional testimony. Although U.S. economic data had weakened, investors generally viewed this recent trend as temporary and continued to take on U.S. equity risk given expectations that growth would pick up as the year progressed.

In March 2014, sentiment became dominated by tensions between Russia and Ukraine over the disputed region of Crimea. Concerns that Western sanctions imposed on Russia could lead to more volatility in global financial markets drove investors away from risk assets. These worries, however, quickly abated and equities rebounded after Russia annexed Crimea. The sanctions turned out to be relatively modest and did not provoke any serious response from Russia. Also making headlines in March was a statement from Fed Chair Yellen indicating that the Fed may raise short-term interest rates earlier than the markets previously had forecasted. This shift in forward guidance took many by surprise but generally did not deter equity investors.

Portfolio Objective

On a semiannual basis, the Fund met its objective of closely tracking the return of its benchmark.

Performance Summary

International equities, as represented by the MSCI EAFE Index, advanced 4.44% (in U.S. dollar terms) during the reporting period, with positive returns early in the period, as the largest central banks continued their stimulus measures and corporate profits benefited from the slow but positive growth environment. Equity market volatility increased later in the reporting period, but despite the uptick, the level of volatility remained below historical norms.

Most of the 21 developed countries represented in the MSCI EAFE Index posted gains in the reporting period (in U.S. dollar terms). Denmark, with 27.19%, boasted the largest return for the quarter, followed by Israel, with 23.52%; Ireland, with 19.69%; and New Zealand, with 15.44%. The weakest countries included Japan, which registered -5.78%; Austria, with -1.10%; Singapore, with 0.20%; and Hong Kong, with 0.32%. In June 2013, MSCI announced its decision to reclassify Greece from a developed market to an emerging market, which took effect on November 27, 2013; therefore, the performance of Greek stocks continues to be reflected in the returns of the MSCI EAFE Index during the reporting period.

On a sector basis, health care, with 12.49%, led the MSCI EAFE Index for the reporting period, followed by energy, with 11.30%; utilities, with 6.58%; and telecommunications, with 4.99%. In contrast, the lowest returns were produced by consumer discretionary, with 0.79%; financials, with 2.32%; technology, with 2.68%; and industrials, with 3.58%.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, Alan Mason and Greg Savage

*The Fund is indexed to an MSCI index. The Fund is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based.

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of mid-sized companies, as well as the risks of investing in foreign securities. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

46

Fund Overview	Nationwide International Index Fund

Objective

The Fund seeks to match the performance of the MSCI EAFE® Index as closely as possible before the deduction of Fund expenses.

Asset Allocation†

Common Stocks	98.2%
Repurchase Agreement	5.5%
Mutual Fund	0.8%
Preferred Stocks	0.7%
Rights	0.0%
Warrant	0.0%
Liabilities in excess of other assets††	(5.2)%
100.0%

Top Industries†††

Banks	12.7%
Pharmaceuticals	8.4%
Oil, Gas & Consumable Fuels	6.3%
Insurance	4.9%
Food Products	3.8%
Automobiles	3.6%
Metals & Mining	3.6%
Chemicals	3.4%
Diversified Telecommunication Services	2.9%
Machinery	2.3%
Other Industries*	48.1%
100.0%

Top Holdings†††

Nestle SA	1.8%
Roche Holding AG	1.5%
Novartis AG	1.4%
HSBC Holdings PLC	1.4%
BP PLC	1.1%
Total SA	1.1%
Royal Dutch Shell PLC, Class A	1.1%
Toyota Motor Corp.	1.1%
GlaxoSmithKline PLC	1.0%
Sanofi	0.9%
Other Holdings*	87.6%
100.0%

Top Countries†††

Japan	17.9%
United Kingdom	17.6%
France	9.6%
Switzerland	9.3%
Germany	8.8%
Australia	7.5%
Netherlands	4.3%
Spain	3.3%
Sweden	3.0%
Hong Kong	2.5%
Other Countries*	16.2%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of April 30, 2014.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

47

Fund Performance	Nationwide International Index Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	4.55%	13.06%	13.17%	6.44%
	w/SC2	(1.42)%	6.55%	11.82%	5.82%
Class C3	w/o SC1	4.24%	12.44%	12.49%	5.66%
	w/SC4	3.24%	11.44%	12.49%	5.66%
Class R5,6,7		4.52%	12.96%	13.04%	6.38%
Institutional Class[5]		4.74%	13.43%	13.64%	6.86%
MSCI EAFE® Index		4.44%	13.35%	13.58%	6.93%
CPI		1.51%	1.95%	2.14%	2.35%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]

These returns until the creation of Class C shares (02/14/05) include the performance of the Fund’s Class B shares, which began operations on December 29, 1999 prior to the creation of the Class C. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C would have produced because Class C invests in the same portfolio of securities as Class B shares. The performance for Class C has been restated for SCs (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such class.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]

These returns until the creation of Class R2 shares (03/09/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in SCs, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio*
Class A	0.70%
Class C	1.35%
Class R	0.81%
Institutional Class	0.31%

*	Current effective prospectus dated March 1, 2014. Please see the Fund's most recent prospectus for details.

48

Fund Performance (con’t.)	Nationwide International Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide International Index Fund versus the MSCI EAFE® Index and the Consumer Price Index (CPI) over the 10-year period ended 4/30/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

49

Shareholder Expense Example	Nationwide International Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide International Index Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14	Expense Ratio During Period (%) 11/01/13 - 04/30/14
Class A Shares	Actual	[a]	1,000.00	1,045.50	3.55	0.70
	Hypothetical	[a,b]	1,000.00	1,021.32	3.51	0.70
Class C Shares	Actual	[a]	1,000.00	1,042.40	6.68	1.32
	Hypothetical	[a,b]	1,000.00	1,018.25	6.61	1.32
Class R Shares[c]	Actual	[a]	1,000.00	1,045.20	4.11	0.81
	Hypothetical	[a,b]	1,000.00	1,020.78	4.06	0.81
Institutional Class Shares	Actual	[a]	1,000.00	1,047.40	1.57	0.31
	Hypothetical	[a,b]	1,000.00	1,023.26	1.56	0.31

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

c	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

50

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide International Index Fund

Common Stocks 98.2%

	Shares	Market Value

AUSTRALIA 7.8%
Air Freight & Logistics 0.0%†
Toll Holdings Ltd.	93,307	$460,246

Airlines 0.0%†
Qantas Airways Ltd.*	148,548	168,978

Banks 2.9%
Australia & New Zealand Banking Group Ltd.	364,448	11,719,833
Bank of Queensland Ltd.	47,652	544,783
Bendigo and Adelaide Bank Ltd.	54,466	583,746
Commonwealth Bank of Australia	214,186	15,755,719
National Australia Bank Ltd.	312,046	10,274,857
Westpac Banking Corp.	413,054	13,529,383

		52,408,321

Beverages 0.1%
Coca-Cola Amatil Ltd.	79,425	685,655
Treasury Wine Estates Ltd.	91,860	327,144

		1,012,799

Biotechnology 0.2%
CSL Ltd.	64,825	4,132,615

Capital Markets 0.1%
Macquarie Group Ltd.	38,103	2,052,833

Chemicals 0.1%
Incitec Pivot Ltd.	230,903	619,806
Orica Ltd.	46,712	953,321

		1,573,127

Commercial Services & Supplies 0.1%
Brambles Ltd.	208,559	1,833,916

Construction & Engineering 0.0%†
Leighton Holdings Ltd.	24,785	440,732

Construction Materials 0.0%†
Boral Ltd.	104,859	556,505

Containers & Packaging 0.1%
Amcor Ltd.	161,329	1,548,269

Diversified Financial Services 0.1%
ASX Ltd.	25,596	847,023

Diversified Telecommunication Services 0.2%
Telstra Corp., Ltd.	576,721	2,804,078

Electric Utilities 0.0%†
SP AusNet	238,266	310,497

Energy Equipment & Services 0.0%†
WorleyParsons Ltd.	29,376	460,661

Food & Staples Retailing 0.7%
Metcash Ltd.	126,683	327,263
Wesfarmers Ltd.	151,700	6,037,521
Woolworths Ltd.	166,427	5,783,668

		12,148,452

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Gas Utilities 0.0%†
APA Group	117,425	$727,839

Health Care Equipment & Supplies 0.0%†
Cochlear Ltd.	7,953	434,735

Health Care Providers & Services 0.1%
Ramsay Health Care Ltd.	18,300	764,647
Sonic Healthcare Ltd.	52,565	867,069

		1,631,716

Hotels, Restaurants & Leisure 0.1%
Crown Resorts Ltd.	54,770	819,564
Echo Entertainment Group Ltd.	107,945	283,916
Flight Centre Travel Group Ltd.	7,812	391,804
Tabcorp Holdings Ltd.	99,954	346,407
Tatts Group Ltd.	189,277	532,356

		2,374,047

Information Technology Services 0.0%†
Computershare Ltd.	60,997	703,095

Insurance 0.4%
AMP Ltd.	394,990	1,858,886
Insurance Australia Group Ltd.	307,932	1,645,823
QBE Insurance Group Ltd.	159,009	1,716,126
Suncorp Group Ltd.	172,802	2,098,540

		7,319,375

Media 0.0%†
REA Group Ltd.	7,038	306,945

Metals & Mining 1.2%
Alumina Ltd.*	335,730	421,726
BHP Billiton Ltd.	426,730	15,027,985
Fortescue Metals Group Ltd.	204,746	968,435
Iluka Resources Ltd.	59,178	491,639
Newcrest Mining Ltd.*	100,359	978,820
Rio Tinto Ltd.	57,752	3,330,513

		21,219,118

Multiline Retail 0.0%†
Harvey Norman Holdings Ltd.	81,377	249,050

Multi-Utilities 0.1%
AGL Energy Ltd.	71,992	1,056,841

Oil, Gas & Consumable Fuels 0.4%
Caltex Australia Ltd.	18,105	375,830
Origin Energy Ltd.	144,840	2,012,102
Santos Ltd.	127,473	1,634,378
Woodside Petroleum Ltd.	87,818	3,338,061

		7,360,371

Professional Services 0.1%
ALS Ltd.	50,408	352,554
Seek Ltd.	39,953	625,736

		978,290

51

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Real Estate Investment Trusts (REITs) 0.5%
BGP Holdings PLC* (a)	1,554,139	$0
CFS Retail Property Trust Group	275,423	515,649
Dexus Property Group	757,331	801,199
Federation Centres Ltd.	203,428	472,214
Goodman Group	223,981	1,040,381
GPT Group	231,962	846,506
Mirvac Group	481,033	784,975
Stockland	307,687	1,115,407
Westfield Group	262,389	2,677,487
Westfield Retail Trust	397,390	1,180,637

		9,434,455

Real Estate Management & Development 0.1%
Lend Lease Group	76,413	923,527

Road & Rail 0.1%
Asciano Ltd.	130,648	659,300
Aurizon Holdings Ltd.	262,706	1,268,402

		1,927,702

Transportation Infrastructure 0.1%
Sydney Airport	154,029	605,254
Transurban Group (a)	180,660	1,220,147

		1,825,401

		141,231,559

AUSTRIA 0.3%
Banks 0.1%
Erste Group Bank AG	33,423	1,123,828
Raiffeisen Bank International AG	15,700	496,286

		1,620,114

Diversified Telecommunication Services 0.0%†
Telekom Austria AG	32,611	323,635

Insurance 0.0%†
Vienna Insurance Group AG Wiener Versicherung Gruppe	4,582	245,055

Machinery 0.0%†
Andritz AG	10,214	634,485

Metals & Mining 0.1%
Voestalpine AG	15,441	705,336

Oil, Gas & Consumable Fuels 0.1%
OMV AG	19,520	912,647

Real Estate Investment Trusts (REITs) 0.0%†
Immoeast AG*(a)	52,445	0

Real Estate Management & Development 0.0%†
IMMOFINANZ AG*	132,637	491,685

		4,932,957

BELGIUM 1.2%
Banks 0.1%
KBC Groep NV	33,557	2,047,746

Common Stocks (continued)

	Shares	Market Value

BELGIUM (continued)
Beverages 0.6%
Anheuser-Busch InBev NV	106,748	$11,635,094

Chemicals 0.1%
Solvay SA	7,595	1,230,809
Umicore SA (b)	15,154	742,830

		1,973,639

Diversified Financial Services 0.1%
Groupe Bruxelles Lambert SA (b)	10,228	1,034,152

Diversified Telecommunication Services 0.0%†
Belgacom SA (b)	18,846	576,830

Food & Staples Retailing 0.1%
Colruyt SA	10,638	601,532
Delhaize Group SA	13,168	980,533

		1,582,065

Insurance 0.1%
Ageas*	29,906	1,287,027

Media 0.0%†
Telenet Group Holding NV	6,966	408,268

Pharmaceuticals 0.1%
UCB SA	14,973	1,228,186

		21,773,007

BERMUDA 0.1%
Energy Equipment & Services 0.1%
Seadrill Ltd.	50,626	1,771,440

CHINA 0.0%†
Machinery 0.0%†
Yangzijiang Shipbuilding Holdings Ltd.	284,166	249,913

DENMARK 1.3%
Banks 0.1%
Danske Bank A/S	85,228	2,411,377

Beverages 0.1%
Carlsberg A/S, Class B	13,737	1,374,144

Chemicals 0.1%
Novozymes A/S, Class B	29,391	1,409,154

Diversified Telecommunication Services 0.0%†
TDC A/S	108,843	1,022,132

Health Care Equipment & Supplies 0.1%
Coloplast A/S, Class B	14,802	1,243,264
William Demant Holding A/S*	3,554	318,482

		1,561,746

Insurance 0.0%†
Tryg A/S	3,656	347,224

52

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

DENMARK (continued)
Marine 0.2%
AP Moeller-Maersk A/S, Class A	350	$795,154
AP Moeller-Maersk A/S, Class B	890	2,124,661

		2,919,815

Pharmaceuticals 0.7%
Novo Nordisk A/S, Class B	264,547	12,006,735

Road & Rail 0.0%†
DSV A/S	24,111	805,288

		23,857,615

FINLAND 0.9%
Auto Components 0.1%
Nokian Renkaat OYJ	15,662	623,253

Diversified Telecommunication Services 0.0%†
Elisa OYJ	19,698	588,679

Electric Utilities 0.1%
Fortum OYJ	58,653	1,325,095

Insurance 0.2%
Sampo OYJ, Class A(b)	59,285	2,946,442

Machinery 0.2%
Kone OYJ, Class B	41,890	1,795,635
Metso OYJ	15,792	635,625
Wartsila OYJ Abp	22,976	1,282,635

		3,713,895

Oil, Gas & Consumable Fuels 0.0%†
Neste Oil OYJ	16,903	347,065

Paper & Forest Products 0.1%
Stora Enso OYJ, Class R	69,172	706,358
UPM-Kymmene OYJ	67,550	1,183,058

		1,889,416

Pharmaceuticals 0.0%†
Orion OYJ, Class B	13,417	409,523

Technology Hardware, Storage & Peripherals 0.2%
Nokia OYJ*	499,509	3,740,114

		15,583,482

FRANCE 10.1%
Aerospace & Defense 0.5%
Airbus Group NV	77,396	5,320,213
Safran SA	36,335	2,445,426
Thales SA	12,489	795,240
Zodiac Aerospace	23,560	783,316

		9,344,195

Auto Components 0.2%
Cie Generale des Etablissements Michelin	24,782	3,039,038
Valeo SA	10,084	1,384,829

		4,423,867

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Automobiles 0.1%
Renault SA	25,149	$2,458,815

Banks 1.0%
BNP Paribas SA	132,239	9,937,037
Credit Agricole SA*	132,797	2,095,332
Natixis	124,346	882,690
Societe Generale SA	95,949	5,975,440

		18,890,499

Beverages 0.2%
Pernod Ricard SA	28,293	3,395,403
Remy Cointreau SA	3,713	326,375

		3,721,778

Building Products 0.2%
Compagnie de Saint-Gobain	55,540	3,402,685

Chemicals 0.4%
Air Liquide SA	41,411	5,924,573
Arkema SA	8,422	940,672

		6,865,245

Commercial Services & Supplies 0.1%
Edenred	27,272	921,762
Societe BIC SA	4,012	532,284

		1,454,046

Communications Equipment 0.1%
Alcatel-Lucent*	371,900	1,474,854

Construction & Engineering 0.3%
Bouygues SA	25,687	1,156,967
Vinci SA(b)	64,101	4,840,036

		5,997,003

Construction Materials 0.2%
Imerys SA	4,678	410,809
Lafarge SA	25,058	2,292,779

		2,703,588

Diversified Financial Services 0.1%
Eurazeo SA	4,071	343,182
Wendel SA	4,324	651,823

		995,005

Diversified Telecommunication Services 0.5%
Iliad SA	3,476	937,088
Orange SA	248,356	4,023,689
Vivendi SA	159,265	4,278,936

		9,239,713

Electric Utilities 0.1%
Electricite de France	31,789	1,220,728

53

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Electrical Equipment 0.6%
Alstom SA	28,686	$1,185,421
Legrand SA	34,999	2,261,501
Schneider Electric SA	72,916	6,844,700

		10,291,622

Energy Equipment & Services 0.1%
CGG SA*	22,361	386,886
Technip SA (b)	13,001	1,463,376

		1,850,262

Food & Staples Retailing 0.2%
Carrefour SA	82,057	3,198,671
Casino Guichard Perrachon SA*	7,105	905,343

		4,104,014

Food Products 0.3%
Danone SA	74,818	5,524,496

Health Care Equipment & Supplies 0.2%
Essilor International SA	27,158	2,908,281

Hotels, Restaurants & Leisure 0.1%
Accor SA	21,212	1,038,531
Sodexo	12,077	1,302,081

		2,340,612

Information Technology Services 0.1%
AtoS	9,372	809,667
Cap Gemini SA	19,206	1,356,975

		2,166,642

Insurance 0.4%
AXA SA (b)	239,318	6,245,248
CNP Assurances*	22,507	519,227
SCOR SE*	20,553	752,092

		7,516,567

Machinery 0.0%†
Vallourec SA	14,647	865,572

Media 0.2%
Eutelsat Communications SA	18,401	632,969
JCDecaux SA	8,908	365,674
Lagardere SCA	14,952	626,647
Publicis Groupe SA	24,317	2,080,303

		3,705,593

Multi-Utilities 0.3%
GDF Suez (b)	176,486	4,448,058
Suez Environnement Co.	38,998	766,292
Veolia Environnement SA (b)	47,284	882,126

		6,096,476

Oil, Gas & Consumable Fuels 1.1%
Total SA	284,285	20,338,947

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Personal Products 0.3%
L’Oreal SA (b)	31,928	$5,502,640

Pharmaceuticals 1.0%
Sanofi	158,784	17,135,953

Professional Services 0.1%
Bureau Veritas SA	29,635	908,156

Real Estate Investment Trusts (REITs) 0.3%
Fonciere des Regions REG*	3,804	386,391
Gecina SA	3,031	407,979
ICADE*	4,938	503,816
Klepierre	13,379	613,841
Unibail-Rodamco SE	13,022	3,519,124

		5,431,151

Software 0.1%
Dassault Systemes	8,115	998,616

Textiles, Apparel & Luxury Goods 0.6%
Christian Dior SA	7,129	1,466,833
Kering	9,851	2,178,762
LVMH Moet Hennessy Louis Vuitton SA	33,509	6,601,086

		10,246,681

Trading Companies & Distributors 0.0%†
Rexel SA	32,534	821,476

Transportation Infrastructure 0.1%
Aeroports de Paris	3,985	495,558
Groupe Eurotunnel SA REG	73,811	990,900

		1,486,458

		182,432,236

GERMANY 8.6%
Air Freight & Logistics 0.3%
Deutsche Post AG REG	119,123	4,494,868

Airlines 0.0%†
Deutsche Lufthansa AG REG (b)	29,158	732,240

Auto Components 0.2%
Continental AG (b)	14,469	3,404,625

Automobiles 1.0%
Bayerische Motoren Werke AG	44,137	5,548,242
Daimler AG REG	127,897	11,907,105
Volkswagen AG*	3,876	1,039,345

		18,494,692

Banks 0.1%
Commerzbank AG*	130,062	2,319,160

Capital Markets 0.3%
Deutsche Bank AG REG	134,502	5,924,209

Chemicals 1.2%
BASF SE* (b)	122,031	14,156,304
K+S AG REG	21,553	755,220

54

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Chemicals (continued)
Lanxess AG	10,458	$796,392
Linde AG	24,753	5,140,828

		20,848,744

Construction & Engineering 0.0%†
Hochtief AG (b)	4,090	381,333

Construction Materials 0.1%
HeidelbergCement AG (b)	18,378	1,596,830

Diversified Financial Services 0.1%
Deutsche Boerse AG	25,001	1,833,397

Diversified Telecommunication Services 0.4%
Deutsche Telekom AG REG	381,740	6,413,644
Telefonica Deutschland Holding AG	40,331	335,532

		6,749,176

Electrical Equipment 0.0%†
Osram Licht AG*	11,009	577,966

Food & Staples Retailing 0.0%†
Metro AG	17,391	696,749

Food Products 0.0%†
Suedzucker AG	11,671	249,398

Health Care Providers & Services 0.3%
Celesio AG	6,780	235,635
Fresenius Medical Care AG & Co. KGaA	28,318	1,951,044
Fresenius SE & Co. KGaA	16,821	2,559,363

		4,746,042

Household Products 0.1%
Henkel AG & Co. KGaA	17,346	1,783,488

Industrial Conglomerates 0.8%
Siemens AG REG	105,353	13,898,207

Insurance 0.9%
Allianz SE REG	60,634	10,552,133
Hannover Rueck SE	7,500	698,865
Muenchener Rueckversicherungs AG REG* (b)	23,666	5,470,612

		16,721,610

Internet Software & Services 0.0%†
United Internet AG REG	13,143	564,613

Machinery 0.1%
GEA Group AG	24,853	1,113,126
MAN SE	4,781	613,071

		1,726,197

Media 0.1%
Axel Springer SE (b)	5,446	332,543
Kabel Deutschland Holding AG	3,086	417,947
ProSiebenSat.1 Media AG REG	29,374	1,285,638
Sky Deutschland AG*	58,591	502,832

		2,538,960

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Metals & Mining 0.1%
ThyssenKrupp AG*	60,601	$1,729,686

Multi-Utilities 0.4%
E.ON SE (b)	240,891	4,614,233
RWE AG	64,170	2,448,799

		7,063,032

Personal Products 0.1%
Beiersdorf AG	13,257	1,330,800

Pharmaceuticals 0.9%
Bayer AG REG (b)	109,882	15,278,191
Merck KGaA*	8,559	1,446,846

		16,725,037

Real Estate Management & Development 0.1%
Deutsche Wohnen AG	38,985	836,907

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG	144,940	1,685,261

Software 0.6%
SAP AG	122,401	9,893,317

Textiles, Apparel & Luxury Goods 0.2%
adidas AG	27,590	2,949,420
Hugo Boss AG	3,896	541,263

		3,490,683

Trading Companies & Distributors 0.1%
Brenntag AG	6,823	1,235,990

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	4,937	365,126

		154,638,343

GUERNSEY, CHANNEL ISLANDS 0.0%†
Insurance 0.0%†
Resolution Ltd.	180,547	910,833

HONG KONG 2.6%
Airlines 0.0%†
Cathay Pacific Airways Ltd.	144,000	272,144

Banks 0.2%
Bank of East Asia Ltd.	171,550	708,652
BOC Hong Kong Holdings Ltd.	494,600	1,451,242
Hang Seng Bank Ltd.	102,400	1,671,788

		3,831,682

Diversified Financial Services 0.2%
First Pacific Co., Ltd.	330,750	367,800
Hong Kong Exchanges and Clearing Ltd.	145,200	2,611,181

		2,978,981

55

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Diversified Telecommunication Services 0.0%†
HKT Trust and HKT Ltd.	319,000	$334,448
PCCW Ltd.	548,000	292,898

		627,346

Electric Utilities 0.2%
Cheung Kong Infrastructure Holdings Ltd.	88,500	578,352
CLP Holdings Ltd.	239,000	1,910,671
Power Assets Holdings Ltd.	186,300	1,610,445

		4,099,468

Gas Utilities 0.1%
Hong Kong & China Gas Co., Ltd.	774,513	1,787,117

Hotels, Restaurants & Leisure 0.2%
Galaxy Entertainment Group Ltd.*	276,000	2,178,792
Shangri-La Asia Ltd.	215,333	355,558
SJM Holdings Ltd.	244,000	678,792

		3,213,142

Industrial Conglomerates 0.3%
Hopewell Holdings Ltd.	76,569	264,064
Hutchison Whampoa Ltd.	283,500	3,889,479
NWS Holdings Ltd.	201,645	345,813

		4,499,356

Insurance 0.4%
AIA Group Ltd.	1,602,200	7,792,451

Real Estate Investment Trusts (REITs) 0.1%
Link REIT (The)	309,551	1,541,173

Real Estate Management & Development 0.7%
Cheung Kong Holdings Ltd.	186,000	3,176,390
Hang Lung Properties Ltd.	300,000	894,795
Henderson Land Development Co., Ltd.	134,379	803,245
Hysan Development Co., Ltd.	91,673	393,173
Kerry Properties Ltd.	85,000	279,906
New World Development Co., Ltd.	692,024	715,970
Sino Land Co., Ltd.	418,200	627,087
Sun Hung Kai Properties Ltd.	209,700	2,646,005
Swire Pacific Ltd., Class A	91,000	1,051,005
Swire Properties Ltd.	166,000	499,919
Wharf Holdings Ltd.	203,270	1,426,978
Wheelock & Co., Ltd.	128,000	528,336

		13,042,809

Road & Rail 0.1%
MTR Corp., Ltd.	194,214	733,910

Semiconductors & Semiconductor Equipment 0.0%†
ASM Pacific Technology Ltd.	34,300	381,587

Textiles, Apparel & Luxury Goods 0.1%
Li & Fung Ltd.	781,200	1,137,097
Yue Yuen Industrial Holdings Ltd.	103,000	319,098

		1,456,195

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Trading Companies & Distributors 0.0%†
Noble Group Ltd.	522,014	$537,508

		46,794,869

IRELAND 0.8%
Airlines 0.0%†
Ryanair Holdings PLC*	26,414	250,473

Banks 0.1%
Bank of Ireland*	3,021,610	1,179,797

Construction Materials 0.2%
CRH PLC	97,889	2,849,901
James Hardie Industries PLC, CDI	61,354	787,675

		3,637,576

Food Products 0.1%
Kerry Group PLC, Class A	20,036	1,581,646

Pharmaceuticals 0.3%
Shire PLC	77,923	4,456,572

Professional Services 0.1%
Experian PLC	130,226	2,503,854

		13,609,918

ISRAEL 0.5%
Banks 0.1%
Bank Hapoalim BM	131,786	744,458
Bank Leumi Le-Israel BM*	174,122	681,300
Mizrahi Tefahot Bank Ltd.	18,702	250,006

		1,675,764

Chemicals 0.1%
Israel Chemicals Ltd.	63,284	561,662
Israel Corp., Ltd. (The)*	345	194,818

		756,480

Diversified Telecommunication Services 0.0%†
Bezeq The Israeli Telecommunication Corp., Ltd.	256,036	463,995

Oil, Gas & Consumable Fuels 0.0%†
Delek Group Ltd.	608	246,417
Pharmaceuticals 0.3%
Teva Pharmaceutical Industries Ltd.	112,261	5,503,030

Software 0.0%†
NICE Systems Ltd.	7,901	341,943

		8,987,629

ITALY 2.5%
Aerospace & Defense 0.0%†
Finmeccanica SpA*	54,315	502,655

Auto Components 0.0%†
Pirelli & C. SpA	34,045	573,187

56

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

ITALY (continued)
Automobiles 0.1%
Fiat SpA*	115,884	$1,399,037

Banks 0.7%
Banca Monte dei Paschi di Siena SpA*(b)	882,045	294,798
Banco Popolare SC*	45,590	942,183
Intesa Sanpaolo SpA	1,531,869	5,242,104
UniCredit SpA	573,240	5,136,030
Unione di Banche Italiane SCPA	117,855	1,124,985

		12,740,100

Capital Markets 0.1%
Mediobanca SpA*	72,914	809,278

Diversified Financial Services 0.0%†
Exor SpA	13,202	603,411

Diversified Telecommunication Services 0.1%
Telecom Italia SpA*	1,300,949	1,671,758
Telecom Italia SpA-RSP	808,356	803,486

		2,475,244

Electric Utilities 0.3%
Enel SpA	875,426	4,958,356
Terna Rete Elettrica Nazionale SpA	202,218	1,095,555

		6,053,911

Electrical Equipment 0.1%
Prysmian SpA	27,346	712,219

Energy Equipment & Services 0.1%
Saipem SpA	36,587	981,371

Gas Utilities 0.1%
Snam SpA	270,492	1,626,996

Independent Power and Renewable Electricity Producers 0.0%†
Enel Green Power SpA	248,339	710,748

Insurance 0.2%
Assicurazioni Generali SpA(b)	153,167	3,581,245
UnipolSai SpA*	120,515	443,443

		4,024,688

Oil, Gas & Consumable Fuels 0.5%
Eni SpA	337,791	8,748,565

Textiles, Apparel & Luxury Goods 0.1%
Luxottica Group SpA	22,067	1,265,687

Transportation Infrastructure 0.1%
Atlantia SpA	49,814	1,297,603

		44,524,700

JAPAN 18.8%
Air Freight & Logistics 0.1%
Yamato Holdings Co., Ltd.	50,000	1,028,910

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Airlines 0.0%†
ANA Holdings, Inc.(b)	163,000	$355,952
Japan Airlines Co., Ltd.	8,587	444,544

		800,496

Auto Components 0.6%
Aisin Seiki Co., Ltd.	26,200	925,892
Bridgestone Corp.	86,200	3,086,435
Denso Corp.	64,100	2,919,934
Koito Manufacturing Co., Ltd.	14,000	304,493
NGK Spark Plug Co., Ltd.	24,000	549,471
NHK Spring Co., Ltd.	20,400	184,659
NOK Corp.	13,600	222,344
Stanley Electric Co., Ltd.	20,100	445,496
Sumitomo Rubber Industries Ltd.	22,900	318,261
Toyoda Gosei Co., Ltd.	9,600	176,888
Toyota Boshoku Corp.	3,700	38,248
Toyota Industries Corp.	22,200	1,023,376
Yokohama Rubber Co., Ltd. (The)	30,000	267,960

		10,463,457

Automobiles 2.1%
Daihatsu Motor Co., Ltd.	27,000	447,226
Fuji Heavy Industries Ltd.	79,100	2,079,909
Honda Motor Co., Ltd.	216,400	7,181,165
Isuzu Motors Ltd.	150,000	871,133
Mazda Motor Corp.	356,300	1,593,104
Mitsubishi Motors Corp.	86,099	933,168
Nissan Motor Co., Ltd.	329,200	2,840,534
Suzuki Motor Corp.	47,100	1,215,183
Toyota Motor Corp.	366,600	19,806,724
Yamaha Motor Co., Ltd.	38,600	595,861

		37,564,007

Banks 1.8%
Aozora Bank Ltd.	149,000	443,246
Bank of Kyoto Ltd. (The)	45,000	366,662
Bank of Yokohama Ltd. (The)	158,000	794,123
Chiba Bank Ltd. (The)	96,300	612,123
Chugoku Bank Ltd. (The)	20,000	265,127
Fukuoka Financial Group, Inc.	108,600	443,523
Gunma Bank Ltd. (The)	54,000	287,025
Hachijuni Bank Ltd. (The)	58,000	317,082
Hiroshima Bank Ltd. (The)	71,000	292,111
Hokuhoku Financial Group, Inc.	170,000	328,056
Iyo Bank Ltd. (The)	34,000	305,695
Joyo Bank Ltd. (The)	91,000	442,906
Mitsubishi UFJ Financial Group, Inc.	1,692,884	9,005,292
Mizuho Financial Group, Inc.	3,051,019	5,975,751
Nishi-Nippon City Bank Ltd. (The)	100,000	227,460
Resona Holdings, Inc.	296,801	1,517,544
Seven Bank Ltd.	71,000	269,176
Shinsei Bank Ltd.	221,000	430,867
Shizuoka Bank Ltd. (The)	74,000	707,070

57

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Banks (continued)
Sumitomo Mitsui Financial Group, Inc.	168,905	$6,676,867
Sumitomo Mitsui Trust Holdings, Inc.	447,769	1,845,121
Suruga Bank Ltd.	25,000	428,850
Yamaguchi Financial Group, Inc.	28,000	258,211

		32,239,888

Beverages 0.2%
Asahi Group Holdings Ltd.	50,100	1,384,403
Coca-Cola West Co., Ltd.	8,900	154,897
Kirin Holdings Co., Ltd.	116,000	1,606,603
Suntory Beverage & Food Ltd.	17,300	604,156

		3,750,059

Building Products 0.2%
Asahi Glass Co., Ltd.	138,600	785,776
Daikin Industries Ltd.	30,900	1,787,384
LIXIL Group Corp.	34,700	919,548
TOTO Ltd.	38,200	540,353

		4,033,061

Capital Markets 0.3%
Daiwa Securities Group, Inc.	224,200	1,681,150
Nomura Holdings, Inc.	485,300	2,810,311
SBI Holdings, Inc.	27,170	310,715

		4,802,176

Chemicals 0.7%
Air Water, Inc.	20,000	280,627
Asahi Kasei Corp.	169,200	1,150,357
Daicel Corp.	38,000	318,242
Hitachi Chemical Co., Ltd.	15,600	229,502
JSR Corp.	24,800	406,394
Kaneka Corp.	41,500	243,411
Kansai Paint Co., Ltd.	30,000	419,425
Kuraray Co., Ltd.	48,200	541,949
Mitsubishi Chemical Holdings Corp.	178,500	714,362
Mitsubishi Gas Chemical Co., Inc.	53,000	305,995
Mitsui Chemicals, Inc.	102,100	248,795
Nippon Paint Co. Ltd.	23,000	355,841
Nitto Denko Corp.	21,610	935,629
Shin-Etsu Chemical Co., Ltd.	54,300	3,185,352
Showa Denko KK	213,000	283,813
Sumitomo Chemical Co., Ltd.	200,200	751,079
Taiyo Nippon Sanso Corp.	36,000	286,948
Teijin Ltd.	124,800	306,765
Toray Industries, Inc.	187,300	1,222,464
Ube Industries Ltd.	140,000	237,190

		12,424,140

Commercial Services & Supplies 0.2%
Dai Nippon Printing Co., Ltd.	74,700	672,849
Park24 Co., Ltd.	13,900	254,080

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Commercial Services & Supplies (continued)
Secom Co., Ltd.	28,100	$1,613,308
Toppan Printing Co., Ltd.	76,000	521,957

		3,062,194

Construction & Engineering 0.2%
Chiyoda Corp.	22,000	295,014
JGC Corp.	28,000	906,680
Kajima Corp.	117,800	448,524
Kinden Corp.	20,000	184,126
Obayashi Corp.	89,500	577,892
Shimizu Corp.	82,000	464,829
Taisei Corp.	124,000	574,860

		3,451,925

Construction Materials 0.0%†
Taiheiyo Cement Corp.	155,000	543,723

Consumer Finance 0.0%†
Acom Co., Ltd.*	56,600	192,903
AEON Financial Service Co., Ltd.	12,800	322,345
Credit Saison Co., Ltd.	21,900	466,541

		981,789

Containers & Packaging 0.0%†
Toyo Seikan Group Holdings Ltd.	21,600	321,233

Diversified Consumer Services 0.0%†
Benesse Holdings, Inc.	9,400	357,653

Diversified Financial Services 0.2%
Japan Exchange Group, Inc.	33,200	656,892
Mitsubishi UFJ Lease & Finance Co., Ltd.	81,700	403,094
ORIX Corp.	168,800	2,445,886

		3,505,872

Diversified Telecommunication Services 0.1%
Nippon Telegraph & Telephone Corp.	50,154	2,783,185

Electric Utilities 0.3%
Chubu Electric Power Co., Inc.*	84,200	959,087
Chugoku Electric Power Co., Inc. (The)	41,500	543,771
Hokkaido Electric Power Co., Inc.*	24,000	146,820
Hokuriku Electric Power Co.	22,700	281,907
Kansai Electric Power Co., Inc. (The)*	89,400	749,632
Kyushu Electric Power Co., Inc.	59,200	597,303
Shikoku Electric Power Co., Inc.*	22,600	264,534
Tohoku Electric Power Co., Inc.	63,100	600,508
Tokyo Electric Power Co., Inc.*	196,400	742,834

		4,886,396

Electrical Equipment 0.4%
Fuji Electric Co., Ltd.	75,200	341,278
Mabuchi Motor Co., Ltd.	3,800	260,212
Mitsubishi Electric Corp.	259,600	2,956,022

58

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Electrical Equipment (continued)
Nidec Corp.	27,200	$1,537,765
Sumitomo Electric Industries Ltd.	97,400	1,348,131

		6,443,408

Electronic Equipment, Instruments & Components 1.1%
Citizen Holdings Co., Ltd.	36,200	265,850
FUJIFILM Holdings Corp.	60,400	1,560,257
Hamamatsu Photonics KK	9,600	432,555
Hirose Electric Co., Ltd.	4,000	564,616
Hitachi High-Technologies Corp.	8,300	189,871
Hitachi Ltd.	644,300	4,593,177
HOYA Corp.	58,800	1,739,147
Ibiden Co., Ltd.	16,200	292,412
Keyence Corp.	5,968	2,302,226
Kyocera Corp.	43,900	2,064,613
Murata Manufacturing Co., Ltd.	26,300	2,192,470
Nippon Electric Glass Co., Ltd.	44,000	215,244
Omron Corp.	27,400	970,355
Shimadzu Corp.	28,000	239,190
TDK Corp.	15,400	656,679
Yaskawa Electric Corp.	30,000	338,270
Yokogawa Electric Corp.	28,700	392,379

		19,009,311

Food & Staples Retailing 0.3%
Aeon Co., Ltd.	85,800	990,958
FamilyMart Co., Ltd.	7,900	328,049
Lawson, Inc.	8,500	590,338
Seven & I Holdings Co., Ltd.	100,300	3,957,462

		5,866,807

Food Products 0.3%
Ajinomoto Co., Inc.	77,000	1,133,275
Calbee, Inc.	9,200	225,619
Kikkoman Corp.	21,000	426,684
MEIJI Holdings Co., Ltd.	8,099	497,010
Nippon Meat Packers, Inc.	25,000	433,284
Nisshin Seifun Group, Inc.	29,039	337,857
Nissin Foods Holdings Co., Ltd.	8,000	382,934
Toyo Suisan Kaisha Ltd.	11,400	365,156
Yakult Honsha Co., Ltd.	11,800	637,791
Yamazaki Baking Co., Ltd.	15,100	184,497

		4,624,107

Gas Utilities 0.2%
Osaka Gas Co., Ltd.	237,900	896,718
Toho Gas Co., Ltd.	56,000	274,767
Tokyo Gas Co., Ltd.	318,400	1,668,229

		2,839,714

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Health Care Equipment & Supplies 0.1%
Olympus Corp.*	30,500	$931,607
Sysmex Corp.	20,200	640,379
Terumo Corp.	41,600	825,578

		2,397,564

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	5,700	354,864
Medipal Holdings Corp.	15,800	222,235
Miraca Holdings, Inc.	7,900	342,444
Suzuken Co., Ltd.	9,800	353,242

		1,272,785

Health Care Technology 0.0%†
M3, Inc.	18,000	246,934

Hotels, Restaurants & Leisure 0.1%
McDonald’s Holdings Co., (Japan) Ltd.	9,624	266,280
Oriental Land Co., Ltd.	6,300	943,825

		1,210,105

Household Durables 0.5%
Casio Computer Co., Ltd.	32,100	366,301
Iida Group Holdings Co. Ltd.	17,700	264,143
Nikon Corp.	42,900	672,606
Panasonic Corp.	295,202	3,217,721
Rinnai Corp.	4,500	375,024
Sekisui Chemical Co., Ltd.	59,000	597,918
Sekisui House Ltd.	72,300	867,861
Sharp Corp.*	192,900	483,555
Sony Corp.	138,100	2,424,427

		9,269,556

Household Products 0.0%†
Unicharm Corp.	14,900	807,998

Independent Power and Renewable Electricity Producers 0.0%†
Electric Power Development Co., Ltd.	16,000	424,291

Industrial Conglomerates 0.1%
Toshiba Corp.	539,700	2,113,932

Information Technology Services 0.2%
Fujitsu Ltd.	250,100	1,470,646
Itochu Techno-Solutions Corp.	2,000	83,578
Nomura Research Institute Ltd.	13,700	397,263
NTT Data Corp.	17,600	679,986
Otsuka Corp.	2,100	248,597

		2,880,070

Insurance 0.5%
Dai-ichi Life Insurance Co., Ltd. (The)	113,800	1,576,899
MS&AD Insurance Group Holdings	68,055	1,526,620
NKSJ Holdings, Inc.	42,325	1,055,960
Sony Financial Holdings, Inc.	24,400	391,257

59

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Insurance (continued)
T&D Holdings, Inc.	79,700	$951,323
Tokio Marine Holdings, Inc.	92,000	2,710,866

		8,212,925

Internet & Catalog Retail 0.1%
Rakuten, Inc.	95,600	1,240,470

Internet Software & Services 0.1%
Dena Co., Ltd.	14,500	245,059
Gree, Inc.(b)	12,500	122,234
Kakaku.com, Inc.	19,700	281,053
Yahoo Japan Corp.	191,400	836,128

		1,484,474

Leisure Products 0.1%
Namco Bandai Holdings, Inc.	24,449	528,224
Sankyo Co., Ltd.	7,300	291,935
Sega Sammy Holdings, Inc.	24,500	493,852
Shimano, Inc.	10,500	1,049,599
Yamaha Corp.	23,300	312,189

		2,675,799

Machinery 1.1%
Amada Co., Ltd.	47,000	339,913
FANUC Corp.	25,500	4,601,116
Hino Motors Ltd.	35,000	461,095
Hitachi Construction Machinery Co., Ltd.	14,600	270,926
IHI Corp.	166,000	661,882
Japan Steel Works Ltd. (The)	44,000	185,906
JTEKT Corp.	29,900	436,256
Kawasaki Heavy Industries Ltd.	195,200	724,496
Komatsu Ltd.	123,600	2,721,213
Kubota Corp.	138,100	1,779,905
Kurita Water Industries Ltd.	15,500	326,431
Makita Corp.	15,000	797,826
Mitsubishi Heavy Industries Ltd.	400,200	2,107,031
Nabtesco Corp.	15,200	328,143
NGK Insulators Ltd.	36,000	680,795
NSK Ltd.	60,400	634,970
SMC Corp.	6,600	1,571,168
Sumitomo Heavy Industries Ltd.	75,000	319,117
THK Co., Ltd.	16,300	344,525

		19,292,714

Marine 0.1%
Mitsui OSK Lines Ltd.	151,000	503,747
Nippon Yusen KK	220,400	597,399

		1,101,146

Media 0.1%
Dentsu, Inc.	28,961	1,187,769
Hakuhodo DY Holdings, Inc.	34,200	265,295
Toho Co., Ltd.	15,400	296,484

		1,749,548

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Metals & Mining 0.4%
Daido Steel Co., Ltd.	33,000	$161,350
Hitachi Metals Ltd.	25,000	339,482
JFE Holdings, Inc.	66,400	1,227,156
Kobe Steel Ltd.	424,000	556,568
Maruichi Steel Tube Ltd.	5,900	149,661
Mitsubishi Materials Corp.	156,000	452,484
Nippon Steel & Sumitomo Metal Corp.	1,011,065	2,652,668
Sumitomo Metal Mining Co., Ltd.	69,000	1,042,212
Yamato Kogyo Co., Ltd.	4,700	135,539

		6,717,120

Multiline Retail 0.1%
Don Quijote Holdings Co. Ltd.	7,700	406,114
Isetan Mitsukoshi Holdings Ltd.	49,278	613,219
J. Front Retailing Co., Ltd.	67,200	427,160
Marui Group Co., Ltd.	30,700	272,696
Takashimaya Co., Ltd.	35,000	331,597

		2,050,786

Oil, Gas & Consumable Fuels 0.2%
Idemitsu Kosan Co., Ltd.	12,000	265,362
INPEX Corp.	117,200	1,709,176
Japan Petroleum Exploration Co.	4,400	163,794
JX Holdings, Inc.	300,317	1,560,388
Showa Shell Sekiyu KK	22,400	227,235
TonenGeneral Sekiyu KK	39,000	368,388

		4,294,343

Paper & Forest Products 0.0%†
Oji Holdings Corp.	108,000	453,761

Personal Products 0.2%
Kao Corp.	69,200	2,605,201
Shiseido Co., Ltd.	46,200	825,404

		3,430,605

Pharmaceuticals 0.9%
Astellas Pharma, Inc.	289,500	3,227,779
Chugai Pharmaceutical Co., Ltd.	30,000	757,166
Daiichi Sankyo Co., Ltd.	90,200	1,513,042
Dainippon Sumitomo Pharma Co., Ltd.	21,900	332,132
Eisai Co., Ltd.	34,200	1,320,772
Hisamitsu Pharmaceutical Co., Inc.	8,600	359,927
Kyowa Hakko Kirin Co., Ltd.	30,000	341,632
Mitsubishi Tanabe Pharma Corp.	31,300	429,194
Ono Pharmaceutical Co., Ltd.	11,100	880,382
Otsuka Holdings Co., Ltd.	46,700	1,345,324
Santen Pharmaceutical Co., Ltd.	10,400	463,525
Shionogi & Co., Ltd.	40,000	701,137
Taisho Pharmaceutical Holdings Co., Ltd.	3,770	277,878
Takeda Pharmaceutical Co., Ltd.	104,700	4,709,420
Tsumura & Co.	9,000	213,921

		16,873,231

60

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Real Estate Investment Trusts (REITs) 0.2%
Japan Prime Realty Investment Corp.	111	$390,604
Japan Real Estate Investment Corp.	154	816,437
Japan Retail Fund Investment Corp.	299	601,382
Nippon Building Fund, Inc.	184	1,020,182
Nippon Prologis REIT, Inc.	175	370,611
United Urban Investment Corp.	327	493,523

		3,692,739

Real Estate Management & Development 0.7%
Aeon Mall Co., Ltd.	15,950	380,277
Daito Trust Construction Co., Ltd.	9,600	976,905
Daiwa House Industry Co., Ltd.	76,000	1,284,075
Hulic Co., Ltd.	35,100	423,363
Mitsubishi Estate Co., Ltd.	167,600	3,802,911
Mitsui Fudosan Co., Ltd.	111,700	3,306,513
Nomura Real Estate Holdings, Inc.	17,800	332,580
NTT Urban Development Corp.	18,300	160,957
Sumitomo Realty & Development Co., Ltd.	46,000	1,784,771
Tokyo Tatemono Co., Ltd.	55,000	438,614
Tokyu Fudosan Holdings Corp.	70,400	511,805

		13,402,771

Road & Rail 0.7%
Central Japan Railway Co.	18,700	2,296,842
East Japan Railway Co.	44,590	3,253,522
Hankyu Hanshin Holdings, Inc.	150,000	822,086
Keikyu Corp.	65,000	539,535
Keio Corp.	80,400	569,039
Keisei Electric Railway Co., Ltd.	39,000	339,418
Kintetsu Corp.	246,500	866,268
Nippon Express Co., Ltd.	101,500	479,823
Odakyu Electric Railway Co., Ltd.	82,100	720,779
Tobu Railway Co., Ltd.	137,000	670,065
Tokyu Corp.	150,900	950,404
West Japan Railway Co.	22,600	916,495

		12,424,276

Semiconductors & Semiconductor Equipment 0.1%
Advantest Corp.	20,700	228,191
Rohm Co., Ltd.	13,100	626,467
Sumco Corp.	17,100	131,234
Tokyo Electron Ltd.	22,400	1,274,018

		2,259,910

Software 0.2%
GungHo Online Entertainment, Inc.(b)	49,000	278,738
Konami Corp.	12,500	285,057
Nexon Co., Ltd.	8,500	66,204
Nintendo Co., Ltd.	13,700	1,437,958
Oracle Corp. Japan	5,400	248,862
Trend Micro, Inc.	14,500	469,032

		2,785,851

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Specialty Retail 0.2%
ABC-Mart, Inc.	4,100	$184,117
Fast Retailing Co., Ltd.	6,900	2,144,101
Nitori Holdings Co., Ltd.	9,400	431,166
Sanrio Co., Ltd.(b)	6,100	193,393
Shimamura Co., Ltd.	3,100	288,791
USS Co., Ltd.	30,600	446,030
Yamada Denki Co., Ltd.	118,500	437,795

		4,125,393

Technology Hardware, Storage & Peripherals 0.5%
Brother Industries Ltd.	32,100	448,998
Canon, Inc.	150,500	4,715,913
Konica Minolta, Inc.	65,900	614,065
NEC Corp.	332,000	933,915
Ricoh Co., Ltd.	89,200	1,027,858
Seiko Epson Corp.	17,100	466,659

		8,207,408

Textiles, Apparel & Luxury Goods 0.0%†
Asics Corp.	22,400	435,979

Tobacco 0.3%
Japan Tobacco, Inc.	146,200	4,805,386

Trading Companies & Distributors 0.7%
ITOCHU Corp.	201,800	2,262,137
Marubeni Corp.	212,000	1,416,672
Mitsubishi Corp.	186,000	3,330,760
Mitsui & Co., Ltd.	229,600	3,256,275
Sojitz Corp.	152,467	240,413
Sumitomo Corp.	146,600	1,902,939
Toyota Tsusho Corp.	28,500	750,667

		13,159,863

Transportation Infrastructure 0.0%†
Kamigumi Co., Ltd.	33,000	314,567
Mitsubishi Logistics Corp.	16,400	235,290

		549,857

Wireless Telecommunication Services 0.9%
KDDI Corp.	71,600	3,818,549
NTT DOCOMO, Inc.	203,800	3,250,721
SoftBank Corp.	127,500	9,495,947

		16,565,217

		338,398,318

JERSEY, CHANNEL ISLANDS 0.0%†
Metals & Mining 0.0%†
Randgold Resources Ltd.	12,060	969,421

LUXEMBOURG 0.4%
Energy Equipment & Services 0.1%
Tenaris SA	63,043	1,393,620

61

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

LUXEMBOURG (continued)
Media 0.1%
RTL Group SA(b)	5,169	$575,570
SES SA, FDR	40,567	1,527,737

		2,103,307

Metals & Mining 0.1%
ArcelorMittal	134,131	2,181,137

Wireless Telecommunication Services 0.1%
Millicom International Cellular SA, SDR	9,039	895,900

		6,573,964

MACAU 0.2%
Hotels, Restaurants & Leisure 0.2%
MGM China Holdings Ltd.	129,600	452,847
Sands China Ltd.	315,100	2,313,390
Wynn Macau Ltd.	199,600	789,931

		3,556,168

MEXICO 0.0%†
Metals & Mining 0.0%†
Fresnillo PLC	25,495	367,637

NETHERLANDS 4.6%
Air Freight & Logistics 0.0%†
TNT Express NV	57,274	516,127

Beverages 0.2%
Heineken Holding NV(b)	13,112	838,009
Heineken NV	30,971	2,151,168

		2,989,177

Chemicals 0.2%
Akzo Nobel NV	31,764	2,447,802
Koninklijke DSM NV	20,625	1,481,037

		3,928,839

Construction & Engineering 0.1%
Koninklijke Boskalis Westminster NV	9,889	560,476
OCI*	12,720	543,972

		1,104,448

Diversified Financial Services 0.4%
ING Groep NV, CVA*	511,602	7,313,282

Diversified Telecommunication Services 0.1%
Koninklijke KPN NV*	421,211	1,496,509
Ziggo NV	18,948	822,777

		2,319,286

Energy Equipment & Services 0.0%†
Fugro NV, CVA	9,774	647,671

Food & Staples Retailing 0.1%
Koninklijke Ahold NV(b)	121,825	2,355,109

Food Products 0.5%
Unilever NV, CVA	216,764	9,295,093

Common Stocks (continued)

	Shares	Market Value

NETHERLANDS (continued)
Industrial Conglomerates 0.2%
Koninklijke Philips NV	124,337	$3,980,424

Insurance 0.2%
Aegon NV	242,387	2,221,821
Delta Lloyd NV	26,140	687,952

		2,909,773

Life Sciences Tools & Services 0.1%
QIAGEN NV*	32,171	706,273

Media 0.2%
Reed Elsevier NV(b)	90,964	1,856,655
Wolters Kluwer NV(b)	40,212	1,120,946

		2,977,601

Oil, Gas & Consumable Fuels 1.9%
Koninklijke Vopak NV(b)	8,634	430,501
Royal Dutch Shell PLC, Class A	513,208	20,289,281
Royal Dutch Shell PLC, Class B	329,385	13,986,020

		34,705,802

Professional Services 0.1%
Randstad Holding NV	17,109	999,845

Real Estate Investment Trusts (REITs) 0.0%†
Corio NV	9,667	452,973

Semiconductors & Semiconductor Equipment 0.2%
ASML Holding NV(b)	47,015	3,837,093

Software 0.1%
Gemalto NV(b)	10,328	1,154,729

		82,193,545

NEW ZEALAND 0.1%
Construction Materials 0.1%
Fletcher Building Ltd.	95,168	809,245

Diversified Telecommunication Services 0.0%†
Telecom Corp. of New Zealand Ltd.	231,795	553,749

Electric Utilities 0.0%†
Contact Energy Ltd.	51,208	251,531

Health Care Providers & Services 0.0%†
Ryman Healthcare Ltd.	49,853	372,409

Transportation Infrastructure 0.0%†
Auckland International Airport Ltd.	127,755	437,551

		2,424,485

NORWAY 0.7%
Banks 0.1%
DNB ASA(b)	127,349	2,257,329

Chemicals 0.1%
Yara International ASA	24,422	1,154,464

Diversified Telecommunication Services 0.1%
Telenor ASA	91,799	2,157,003

62

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

NORWAY (continued)
Energy Equipment & Services 0.0%†
Aker Solutions ASA	22,892	$366,787

Food Products 0.0%†
Orkla ASA	95,798	792,306

Insurance 0.0%†
Gjensidige Forsikring ASA(b)	28,022	516,665

Metals & Mining 0.1%
Norsk Hydro ASA	179,654	963,520

Oil, Gas & Consumable Fuels 0.3%
Statoil ASA	149,120	4,545,985

		12,754,059

PORTUGAL 0.2%
Banks 0.0%†
Banco Espirito Santo SA REG*	229,617	407,004

Diversified Telecommunication Services 0.0%†
Portugal Telecom SGPS SA REG(b)	85,880	356,804

Electric Utilities 0.1%
EDP-Energias de Portugal SA	272,031	1,321,435

Food & Staples Retailing 0.0%†
Jeronimo Martins SGPS SA	33,716	589,672

Oil, Gas & Consumable Fuels 0.1%
Galp Energia SGPS SA	43,423	752,609

		3,427,524

SINGAPORE 1.4%
Aerospace & Defense 0.0%†
Singapore Technologies Engineering Ltd.	214,000	653,631

Airlines 0.0%†
Singapore Airlines Ltd.	75,613	626,865

Banks 0.5%
DBS Group Holdings Ltd.	230,050	3,116,526
Oversea-Chinese Banking Corp., Ltd.(b)	339,600	2,619,057
United Overseas Bank Ltd.	166,500	2,897,953

		8,633,536

Distributors 0.0%†
Jardine Cycle & Carriage Ltd.	14,604	547,591

Diversified Financial Services 0.0%†
Singapore Exchange Ltd.	114,900	635,428

Diversified Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	1,064,003	3,259,168

Food & Staples Retailing 0.0%†
Olam International Ltd.(b)	189,500	338,147

Common Stocks (continued)

	Shares	Market Value

SINGAPORE (continued)
Food Products 0.1%
Golden Agri-Resources Ltd.	920,771	$449,184
Wilmar International Ltd.	258,158	701,626

		1,150,810

Hotels, Restaurants & Leisure 0.1%
Genting Singapore PLC	770,217	816,125

Industrial Conglomerates 0.1%
Keppel Corp., Ltd.	192,600	1,620,543
Sembcorp Industries Ltd.	138,243	593,496

		2,214,039

Machinery 0.0%†
Sembcorp Marine Ltd.	117,200	381,161

Media 0.1%
Singapore Press Holdings Ltd.(b)	224,500	750,724

Real Estate Investment Trusts (REITs) 0.1%
Ascendas Real Estate Investment Trust	260,306	476,455
CapitaCommercial Trust	282,000	360,889
CapitaMall Trust	330,800	527,308

		1,364,652

Real Estate Management & Development 0.2%
CapitaLand Ltd.	354,345	906,867
CapitaMalls Asia Ltd.	199,800	352,063
City Developments Ltd.	56,099	486,042
Global Logistic Properties Ltd.	392,000	893,403
Keppel Land Ltd.	86,000	237,915
UOL Group Ltd.	65,120	334,342

		3,210,632

Road & Rail 0.0%†
ComfortDelGro Corp., Ltd.	257,620	436,878

Transportation Infrastructure 0.0%†
Hutchison Port Holdings Trust, Class U	727,000	494,766

Wireless Telecommunication Services 0.0%†
StarHub Ltd.	87,181	289,204

		25,803,357

SPAIN 3.5%
Banks 1.7%
Banco Bilbao Vizcaya Argentaria SA	783,490	9,650,830
Banco de Sabadell SA	439,826	1,496,414
Banco Popular Espanol SA	218,720	1,611,732
Banco Santander SA	1,573,677	15,651,278
Bankia SA*	540,735	1,104,517
CaixaBank SA	233,492	1,423,072

		30,937,843

Biotechnology 0.1%
Grifols SA	19,424	1,038,358

63

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SPAIN (continued)
Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA	23,821	$1,022,502
Ferrovial SA	53,445	1,187,995

		2,210,497

Diversified Telecommunication Services 0.5%
Telefonica SA	544,644	9,140,282

Electric Utilities 0.3%
Iberdrola SA	637,776	4,455,212
Red Electrica Corp. SA	14,160	1,165,596

		5,620,808

Food & Staples Retailing 0.0%†
Distribuidora Internacional de Alimentacion SA	80,449	719,655

Gas Utilities 0.1%
Enagas SA	24,882	766,584
Gas Natural SDG SA	46,000	1,319,053

		2,085,637

Information Technology Services 0.1%
Amadeus IT Holding SA, Class A	51,251	2,131,556

Insurance 0.0%†
Mapfre SA	144,478	609,337

Machinery 0.0%†
Zardoya Otis SA	22,080	387,350

Oil, Gas & Consumable Fuels 0.2%
Repsol SA	115,975	3,122,567

Specialty Retail 0.3%
Industria de Diseno Textil SA	29,110	4,373,691

Transportation Infrastructure 0.1%
Abertis Infraestructuras SA	51,014	1,148,303

		63,525,884

SWEDEN 3.2%
Banks 0.9%
Nordea Bank AB	405,674	5,878,462
Skandinaviska Enskilda Banken AB, Class A	199,966	2,762,115
Svenska Handelsbanken AB, Class A	65,806	3,310,039
Swedbank AB, Class A	120,576	3,226,845

		15,177,461

Building Products 0.1%
Assa Abloy AB, Class B*	44,945	2,385,438

Commercial Services & Supplies 0.0%†
Securitas AB, Class B	43,286	523,269

Communications Equipment 0.3%
Telefonaktiebolaget LM Ericsson, Class B	404,265	4,874,813

Construction & Engineering 0.1%
Skanska AB, Class B	48,399	1,111,207

Common Stocks (continued)

	Shares	Market Value

SWEDEN (continued)
Diversified Financial Services 0.2%
Industrivarden AB, Class C	17,788	$373,758
Investment AB Kinnevik, Class B	28,879	1,019,061
Investor AB, Class B*	61,272	2,373,422

		3,766,241

Diversified Telecommunication Services 0.1%
TeliaSonera AB	312,723	2,276,330

Electronic Equipment, Instruments & Components 0.1%
Hexagon AB, Class B	31,477	1,007,756

Health Care Equipment & Supplies 0.1%
Elekta AB, Class B	51,743	722,109
Getinge AB, Class B	26,514	777,092

		1,499,201

Household Durables 0.1%
Electrolux AB Series B	32,933	915,398
Husqvarna AB, Class B	54,120	451,880

		1,367,278

Household Products 0.1%
Svenska Cellulosa AB SCA, Class B	77,761	2,186,098

Machinery 0.7%
Alfa Laval AB(b)	39,985	1,065,336
Atlas Copco AB, Class A(b)	89,982	2,616,930
Atlas Copco AB, Class B(b)	52,368	1,428,353
Sandvik AB*	138,373	1,966,547
Scania AB, Class B	41,244	1,256,554
SKF AB, Class B	53,284	1,383,685
Volvo AB, Class B	199,631	3,160,987

		12,878,392

Metals & Mining 0.0%†
Boliden AB	38,637	590,076

Oil, Gas & Consumable Fuels 0.0%†
Lundin Petroleum AB*	29,852	640,810

Specialty Retail 0.3%
Hennes & Mauritz AB, Class B(b)	126,583	5,181,412

Tobacco 0.1%
Swedish Match AB*	26,112	895,821

Wireless Telecommunication Services 0.0%†
Tele2 AB, Class B	45,425	580,491

		56,942,094

SWITZERLAND 9.8%
Beverages 0.0%†
Coca-Cola HBC AG, ADR	24,953	628,566

Biotechnology 0.1%
Actelion Ltd. REG*	13,704	1,349,209

Building Products 0.1%
Geberit AG REG	5,097	1,702,348

64

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Capital Markets 1.0%
Credit Suisse Group AG REG*	201,350	$6,383,326
Julius Baer Group Ltd.*	30,352	1,421,701
Partners Group Holding AG	2,324	636,352
UBS AG REG*	484,762	10,138,254

		18,579,633

Chemicals 0.5%
EMS-Chemie Holding AG REG	1,162	453,409
Givaudan SA REG*	1,232	1,944,313
Sika AG	289	1,169,352
Syngenta AG REG*	12,349	4,890,101

		8,457,175

Construction Materials 0.2%
Holcim Ltd. REG*	30,611	2,807,532

Diversified Financial Services 0.0%†
Pargesa Holding SA	3,723	337,927

Diversified Telecommunication Services 0.1%
Swisscom AG REG	3,110	1,892,060

Electrical Equipment 0.4%
ABB Ltd. REG*	291,936	7,028,679

Energy Equipment & Services 0.1%
Transocean Ltd.	47,366	2,023,423

Food Products 2.0%
Aryzta AG*	11,804	1,091,108
Barry Callebaut AG REG*	294	399,560
Lindt & Spruengli AG REG	13	758,198
Lindt & Spruengli AG – Participation Certificate	114	554,760
Nestle SA REG	428,706	33,132,238

		35,935,864

Health Care Equipment & Supplies 0.1%
Sonova Holding AG REG*	6,867	992,040

Insurance 0.7%
Baloise Holding AG REG	6,372	775,941
Swiss Life Holding AG REG*	4,341	1,069,517
Swiss RE AG*	46,783	4,090,757
Zurich Insurance Group AG*	19,757	5,665,492

		11,601,707

Life Sciences Tools & Services 0.0%†
Lonza Group AG REG*	7,299	763,918

Machinery 0.1%
Schindler Holding AG REG	2,997	457,463
Schindler Holding AG – Participation Certificate	6,189	958,862
Sulzer AG REG	3,373	520,462

		1,936,787

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Marine 0.1%
Kuehne + Nagel International AG REG	6,839	$935,171

Metals & Mining 0.4%
Glencore Xstrata PLC*	1,408,547	7,600,198

Pharmaceuticals 3.0%
Novartis AG REG	305,765	26,580,939
Roche Holding AG	93,393	27,396,490

		53,977,429

Professional Services 0.2%
Adecco SA REG*	17,726	1,488,134
SGS SA REG	734	1,833,605

		3,321,739

Real Estate Management & Development 0.0%†
Swiss Prime Site AG REG*	7,514	631,636

Semiconductors & Semiconductor Equipment 0.0%†
STMicroelectronics NV	81,963	781,616

Textiles, Apparel & Luxury Goods 0.6%
Cie Financiere Richemont SA REG	69,399	7,060,657
Swatch Group AG (The) REG	6,038	728,544
Swatch Group AG (The)-Bearer Shares	4,141	2,662,829

		10,452,030

Trading Companies & Distributors 0.1%
Wolseley PLC	35,690	2,068,035

		175,804,722

UNITED KINGDOM 18.5%
Aerospace & Defense 0.5%
BAE Systems PLC	430,421	2,912,004
Cobham PLC	150,577	785,541
Meggitt PLC	107,983	871,003
Rolls-Royce Holdings PLC*	250,535	4,450,127

		9,018,675

Air Freight & Logistics 0.0%†
Royal Mail PLC*	85,392	765,082

Airlines 0.1%
easyJet PLC	19,631	543,183
International Consolidated Airlines Group SA*	129,691	887,480

		1,430,663

Auto Components 0.1%
GKN PLC	210,768	1,370,204

Banks 2.8%
Barclays PLC	2,033,828	8,684,546
HSBC Holdings PLC	2,492,143	25,463,777
Lloyds Banking Group PLC*	6,638,628	8,465,665
Royal Bank of Scotland Group PLC*	279,188	1,414,493
Standard Chartered PLC	313,307	6,785,369

		50,813,850

65

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Beverages 1.0%
Diageo PLC	333,393	$10,215,100
SABMiller PLC	127,752	6,956,225

		17,171,325

Capital Markets 0.2%
3i Group PLC	130,333	837,187
Aberdeen Asset Management PLC	128,747	952,270
Hargreaves Lansdown PLC	28,806	570,235
ICAP PLC	74,662	522,999
Investec PLC	74,236	655,042
Schroders PLC	13,785	596,146

		4,133,879

Chemicals 0.1%
Croda International PLC	18,214	793,302
Johnson Matthey PLC	27,488	1,520,637

		2,313,939

Commercial Services & Supplies 0.2%
Aggreko PLC	37,004	987,613
Babcock International Group PLC	48,591	980,760
G4S PLC	213,085	850,736
Serco Group PLC	70,390	404,197

		3,223,306

Containers & Packaging 0.1%
Rexam PLC	104,997	880,287

Diversified Financial Services 0.0%†
London Stock Exchange Group PLC	23,860	731,225

Diversified Telecommunication Services 0.4%
BT Group PLC	1,055,350	6,588,180
Inmarsat PLC	62,863	773,494

		7,361,674

Electric Utilities 0.2%
SSE PLC	128,258	3,307,327

Energy Equipment & Services 0.1%
AMEC PLC	38,675	807,735
Petrofac Ltd.	35,696	876,067
Subsea 7 SA	35,685	714,566

		2,398,368

Food & Staples Retailing 0.4%
J Sainsbury PLC	167,909	952,515
Tesco PLC	1,066,906	5,285,379
WM Morrison Supermarkets PLC	283,684	963,013

		7,200,907

Food Products 0.6%
Associated British Foods PLC	46,994	2,359,592
Tate & Lyle PLC	62,561	741,638
Unilever PLC	171,333	7,664,257

		10,765,487

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Health Care Equipment & Supplies 0.1%
Smith & Nephew PLC	120,441	$1,878,055

Hotels, Restaurants & Leisure 0.4%
Compass Group PLC	238,221	3,794,614
InterContinental Hotels Group PLC	35,380	1,209,166
TUI Travel PLC	62,571	452,592
Whitbread PLC	23,388	1,613,212
William Hill PLC	108,179	648,213

		7,717,797

Household Durables 0.1%
Persimmon PLC*	40,760	904,546

Household Products 0.4%
Reckitt Benckiser Group PLC	86,294	6,966,170

Industrial Conglomerates 0.1%
Smiths Group PLC	50,189	1,132,951

Insurance 1.2%
Admiral Group PLC	24,473	577,944
Aviva PLC	391,562	3,489,521
Direct Line Insurance Group PLC	150,799	637,967
Legal & General Group PLC	773,796	2,769,992
Old Mutual PLC	656,761	2,219,909
Prudential PLC	340,075	7,818,030
RSA Insurance Group PLC	670,109	1,110,481
Standard Life PLC	316,205	2,044,265

		20,668,109

Internet & Catalog Retail 0.0%†
ASOS PLC*	7,124	516,257

Machinery 0.2%
CNH Industrial NV	126,677	1,479,737
IMI PLC	37,062	939,988
Melrose Industries PLC*	144,123	695,981
Weir Group PLC (The)	28,491	1,295,973

		4,411,679

Media 0.7%
British Sky Broadcasting Group PLC	134,968	2,008,699
ITV PLC	500,762	1,540,395
Pearson PLC	105,746	1,982,947
Reed Elsevier PLC	155,306	2,290,395
WPP PLC	179,659	3,873,737

		11,696,173

Metals & Mining 1.3%
Anglo American PLC	185,007	4,945,816
Antofagasta PLC	54,377	724,694
BHP Billiton PLC	280,454	9,104,767
Rio Tinto PLC	168,839	9,179,397

		23,954,674

66

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Multiline Retail 0.2%
Marks & Spencer Group PLC	210,364	$1,572,749
Next PLC	20,683	2,281,788

		3,854,537

Multi-Utilities 0.6%
Centrica PLC	673,197	3,754,448
National Grid PLC	497,962	7,077,666

		10,832,114

Oil, Gas & Consumable Fuels 1.8%
BG Group PLC	452,645	9,156,708
BP PLC	2,454,144	20,720,631
Tullow Oil PLC	122,212	1,817,942

		31,695,281

Pharmaceuticals 1.7%
AstraZeneca PLC	166,764	13,163,466
GlaxoSmithKline PLC	646,106	17,852,273

		31,015,739

Professional Services 0.1%
Capita PLC	88,246	1,618,206
Intertek Group PLC	20,483	1,008,975

		2,627,181

Real Estate Investment Trusts (REITs) 0.3%
British Land Co. PLC	127,253	1,486,690
Hammerson PLC	95,625	922,886
Intu Properties PLC	122,146	603,426
Land Securities Group PLC	102,099	1,834,126
Segro PLC	103,827	614,502

		5,461,630

Semiconductors & Semiconductor Equipment 0.2%
ARM Holdings PLC	186,383	2,820,947

Software 0.1%
Sage Group PLC (The)	151,073	1,089,763

Specialty Retail 0.1%
Kingfisher PLC	319,400	2,260,198

Textiles, Apparel & Luxury Goods 0.1%
Burberry Group PLC	58,075	1,458,512

Tobacco 1.1%
British American Tobacco PLC	250,989	14,493,357
Imperial Tobacco Group PLC	127,512	5,510,359

		20,003,716

Trading Companies & Distributors 0.1%
Bunzl PLC	43,937	1,251,842
Travis Perkins PLC	32,881	949,287

		2,201,129

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Water Utilities 0.1%
Severn Trent PLC	31,957	$996,148
United Utilities Group PLC	88,354	1,188,452

		2,184,600

Wireless Telecommunication Services 0.7%
Vodafone Group PLC	3,512,236	13,334,598

		333,572,554

UNITED STATES 0.1%
Hotels, Restaurants & Leisure 0.1%
Carnival PLC	24,941	997,112

Total Common Stocks (cost $1,378,528,166)		1,768,609,345

Preferred Stocks 0.7%
GERMANY 0.7%
Automobiles 0.5%
Bayerische Motoren Werke AG	7,272	716,839
Porsche Automobil Holding SE	20,610	2,279,364
Volkswagen AG *	19,114	5,166,998

		8,163,201

Chemicals 0.0%†
Fuchs Petrolub SE	5,064	509,412

Household Products 0.2%
Henkel AG & Co. KGaA	23,248	2,593,321

UNITED KINGDOM 0.0%†
Aerospace & Defense 0.0%†
Rolls-Royce Holdings PLC *(a)	33,571,690	56,682

Total Preferred Stocks (cost $5,592,501)		11,322,616

Rights 0.0%†

	Number of Rights

AUSTRALIA 0.0%†
Transportation Infrastructure 0.0%†
Transurban Group, expiring on 06/04/14*(a)	42,013	20,296

UNITED KINGDOM 0.0%†
Commercial Services & Supplies 0.0%†
Babcock International Group PLC, expiring on 05/06/14*	18,688	126,211

Total Rights (cost $–)		146,507

67

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide International Index Fund (Continued)

Warrant 0.0%

	Number of Warrants	Market Value

HONG KONG 0.0%†
Real Estate Management & Development 0.0%†
Sun Hung Kai Properties Ltd., expiring on 04/22/16*	17,475	$11,766

Total Warrant (cost $–)		11,766

Mutual Fund 0.8%

	Shares

Money Market Fund 0.8%
Fidelity Institutional Money Market Fund – Institutional Class, 0.09% (c)(d)	15,003,863	15,003,863

Total Mutual Fund (cost $15,003,863)		15,003,863

Repurchase Agreement 5.5%

	Principal Amount

Royal Bank of Canada, 0.03%, dated 04/30/14, due 05/01/14, repurchase price $99,840,012, collateralized by U.S. Treasury Note, 0.63%, maturing 08/31/17; total market value $103,298,312.(d)	$99,839,929	99,839,929

Total Repurchase Agreement (cost $99,839,929)		99,839,929

Total Investments (cost $1,498,964,459) (e) — 105.2%		1,894,934,026

Liabilities in excess of other assets — (5.2)%		(93,370,879)

NET ASSETS — 100.0%		$1,801,563,147

*	Denotes a non-income producing security.

(a)	Fair valued security.

(b)	The security or a portion of this security is on loan at April 30, 2014. The total value of securities on loan at April 30, 2014 was $107,149,309.

(c)	Represents 7-day effective yield as of April 30, 2014.
(d)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2014 was $113,216,699.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

Abp	Public Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

BM	Limited Liability

CDI	Clearing House Electronic Subregister System (CHESS) Depository Interest

CH	Switzerland

CVA	Dutch Certificate

FDR	Fiduciary Depositary Receipt

KGaA	Limited Partnership with shares

KK	Joint Stock Company

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

RE	Reinsured

REG	Registered Shares

REIT	Real Estate Investment Trust

RSP	Savings Shares

SA	Stock Company

SCA	Limited partnership with share capital

SCPA	Italian consortium joint-stock company

SDR	Swedish Depository Receipts

SE	European Public Limited Liability Company

SGPS	Holding Enterprise

SpA	Limited Share Company

68

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide International Index Fund (Continued)

At April 30, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
176	DJ Euro Stoxx 50	06/20/14	$7,679,260	$313,951
74	FTSE 100 Index	06/20/14	8,426,686	288,362
69	SGX Nikkei 225 Index	06/12/14	4,805,399	(61,517)
23	SPI 200 Index	06/19/14	2,921,403	61,955

			$23,832,748	$602,751

DJ	Dow Jones

FTSE	Financial Times Stock Exchange

SGX	Singapore Exchange

At April 30, 2014 the fund had $1,459,570 segregated as collateral with the broker for open futures contract.

The accompanying notes are an integral part of these financial statements.

69

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide International Index Fund
Assets:
Investments, at value* (cost $1,399,124,530)	$1,795,094,097
Repurchase agreement, at value (cost $99,839,929)	99,839,929

Total Investments, at value (total cost $1,498,964,459)	1,894,934,026

Deposits with broker for futures contracts	1,459,570
Foreign currencies, at value (cost $14,774,538)	14,860,812
Dividends receivable	7,030,051
Security lending income receivable	171,235
Receivable for investments sold	122,240
Receivable for capital shares issued	32,854
Reclaims receivable	1,981,256
Receivable for variation margin on futures contracts	99,702
Prepaid expenses	60,526

Total Assets	1,920,752,272

Liabilities:
Payable for investments purchased	46,833
Payable for capital shares redeemed	4,760,088
Cash overdraft (Note 2)	606,907
Payable upon return of securities loaned (Note 2)	113,216,699
Accrued expenses and other payables:
Investment advisory fees	350,068
Fund administration fees	44,239
Distribution fees	42,640
Administrative servicing fees	24,555
Accounting and transfer agent fees	15,147
Trustee fees	3,738
Custodian fees	10,911
Compliance program costs (Note 3)	1,061
Professional fees	51,079
Printing fees	5,883
Other	9,277

Total Liabilities	119,189,125

Net Assets	$1,801,563,147

Represented by:
Capital	$1,489,651,639
Accumulated undistributed net investment income	7,118,689
Accumulated net realized losses from investments, futures, and foreign currency transactions	(91,962,358)
Net unrealized appreciation/(depreciation) from investments	395,969,567
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	602,751
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	182,859

Net Assets	$1,801,563,147

*	Includes value of securities on loan of $107,149,309 (Note 2).

70

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide International Index Fund
Net Assets:
Class A Shares	$205,245,546
Class C Shares	878,073
Class R Shares	890,847
Institutional Class Shares	1,594,548,681

Total	$1,801,563,147

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	23,708,181
Class C Shares	106,614
Class R Shares	102,767
Institutional Class Shares	183,264,690

Total	207,182,252

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$8.66
Class C Shares (b)	$8.24
Class R Shares	$8.67
Institutional Class Shares	$8.70
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.19

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

71

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide International Index Fund
INVESTMENT INCOME:
Dividend income	$30,668,350
Income from securities lending (Note 2)	442,929
Interest income from non-affiliates	326
Foreign tax withholding	(2,608,856)

Total Income	28,502,749

EXPENSES:
Investment advisory fees	2,097,102
Fund administration fees	263,976
Distribution fees Class A	247,429
Distribution fees Class B (a)	233
Distribution fees Class C	4,194
Distribution fees Class R (b)	1,993
Administrative servicing fees Class A	145,442
Administrative servicing fees Class C	71
Registration and filing fees	28,798
Professional fees	81,886
Printing fees	5,820
Trustee fees	28,477
Custodian fees	35,355
Accounting and transfer agent fees	56,274
Compliance program costs (Note 3)	2,678
Other	86,184

Total expenses before earnings credit	3,085,912

Earnings credit (Note 5)	(9)

Net Expenses	3,085,903

NET INVESTMENT INCOME	25,416,846

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	4,109,704
Net realized gains from futures transactions (Note 2)	1,026,940
Net realized losses from foreign currency transactions (Note 2)	(6,780)

Net realized gains from investments, futures, and foreign currency transactions	5,129,864

Net change in unrealized appreciation/(depreciation) from investments	52,090,067
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	91,521
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	152,967

Net change in unrealized appreciation/(depreciation) from investments futures contracts, and translation of assets and liabilities denominated in foreign currencies	52,334,555

Net realized/unrealized gains from investments, futures, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	57,464,419

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$82,881,265

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

72

Statements of Changes in Net Assets

	Nationwide International Index Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net investment income	$25,416,846	$44,710,995
Net realized gains from investments, futures, and foreign currency transactions	5,129,864	1,494,105
Net change in unrealized appreciation/(depreciation) from investments futures contracts, and translation of assets and liabilities denominated in foreign currencies	52,334,555	337,794,030

Change in net assets resulting from operations	82,881,265	383,999,130

Distributions to Shareholders From:
Net investment income:
Class A	(2,963,766)	(5,392,926)
Class B (a)	(836)	(2,846)
Class C	(10,890)	(12,164)
Class R (b)	(11,301)	(7,731)
Institutional Class	(26,435,991)	(46,362,010)

Change in net assets from shareholder distributions	(29,422,784)	(51,777,677)

Change in net assets from capital transactions	(9,332,919)	(67,318,444)

Change in net assets	44,125,562	264,903,009

Net Assets:
Beginning of period	1,757,437,585	1,492,534,576

End of period	$1,801,563,147	$1,757,437,585

Accumulated undistributed net investment income at end of period	$7,118,689	$11,124,627

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$10,549,175	$34,648,365
Dividends reinvested	2,884,036	5,256,856
Cost of shares redeemed	(12,206,969)	(53,204,946)

Total Class A Shares	1,226,242	(13,299,725)

Class B Shares (a)
Proceeds from shares issued	718	7,438
Dividends reinvested	699	1,449
Cost of shares redeemed	(79,617)	(97,721)

Total Class B Shares	(78,200)	(88,834)

Class C Shares
Proceeds from shares issued	212,786	300,916
Dividends reinvested	7,472	7,898
Cost of shares redeemed	(154,373)	(30,053)

Total Class C Shares	65,885	278,761

Class R Shares (b)
Proceeds from shares issued	217,598	668,741
Dividends reinvested	11,301	7,731
Cost of shares redeemed	(107,216)	(172,128)

Total Class R Shares	121,683	504,344

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

73

Statement of Changes in Net Assets (Continued)

	Nationwide International Index Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$59,484,487	$136,951,835
Dividends reinvested	26,435,991	46,362,010
Cost of shares redeemed	(96,589,007)	(238,026,835)

Total Institutional Class Shares	(10,668,529)	(54,712,990)

Change in net assets from capital transactions	$(9,332,919)	$(67,318,444)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,259,109	4,545,421
Reinvested	350,939	714,682
Redeemed	(1,456,146)	(7,104,916)

Total Class A Shares	153,902	(1,844,813)

Class B Shares (a)
Issued	88	1,041
Reinvested	87	203
Redeemed	(9,598)	(13,426)

Total Class B Shares	(9,423)	(12,182)

Class C Shares
Issued	26,362	40,211
Reinvested	956	1,119
Redeemed	(19,341)	(4,335)

Total Class C Shares	7,977	36,995

Class R Shares (b)
Issued	25,802	85,269
Reinvested	1,373	1,033
Redeemed	(12,641)	(22,520)

Total Class R Shares	14,534	63,782

Institutional Class Shares
Issued	7,090,119	17,776,551
Reinvested	3,203,642	6,252,106
Redeemed	(11,290,729)	(30,471,304)

Total Institutional Class Shares	(996,968)	(6,442,647)

Total change in shares	(829,978)	(8,198,865)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

74

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Index Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$8.41	0.11	0.27	0.38	(0.13)	–	(0.13)	–	$8.66	4.55%		$205,245,546	0.70%	2.54%	0.70%	2.27%
Year Ended October 31, 2013 (f)	$6.87	0.18	1.58	1.76	(0.22)	–	(0.22)	–	$8.41	26.05%		$198,132,384	0.70%	2.44%	0.70%	3.72%
Year Ended October 31, 2012 (f)	$6.69	0.18	0.16	0.34	(0.16)	–	(0.16)	–	$6.87	5.34%		$174,590,865	0.75%	2.70%	0.76%	26.78%
Year Ended October 31, 2011 (f)	$7.28	0.19	(0.62)	(0.43)	(0.16)	–	(0.16)	–	$6.69	(5.98%	)	$385,612,863	0.73%	2.61%	0.75%	7.03%
Year Ended October 31, 2010 (f)	$6.85	0.15	0.46	0.61	(0.18)	–	(0.18)	–	$7.28	9.13%		$392,041,229	0.74%	2.27%	0.78%	6.43%
Year Ended October 31, 2009 (f)	$6.33	0.15	1.19	1.34	(0.19)	(0.63)	(0.82)	–	$6.85	24.50%		$349,861,598	0.79%	2.52%	0.87%	11.22%

Class C Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$8.01	0.08	0.25	0.33	(0.10)	–	(0.10)	–	$8.24	4.24%		$878,073	1.32%	1.95%	1.32%	2.27%
Year Ended October 31, 2013 (f)	$6.56	0.12	1.51	1.63	(0.18)	–	(0.18)	–	$8.01	25.27%		$790,140	1.32%	1.69%	1.32%	3.72%
Year Ended October 31, 2012 (f)	$6.39	0.14	0.15	0.29	(0.12)	–	(0.12)	–	$6.56	4.76%		$404,593	1.34%	2.29%	1.35%	26.78%
Year Ended October 31, 2011 (f)	$6.96	0.15	(0.60)	(0.45)	(0.12)	–	(0.12)	–	$6.39	(6.53%	)	$583,593	1.33%	2.07%	1.35%	7.03%
Year Ended October 31, 2010 (f)	$6.56	0.11	0.44	0.55	(0.15)	–	(0.15)	–	$6.96	8.55%		$668,667	1.35%	1.75%	1.39%	6.43%
Year Ended October 31, 2009 (f)	$6.10	0.10	1.15	1.25	(0.16)	(0.63)	(0.79)	–	$6.56	23.69%		$645,429	1.37%	1.83%	1.45%	11.22%

Class R Shares(g)(h)
Six Months Ended April 30, 2014 (f) (Unaudited)	$8.42	0.11	0.26	0.37	(0.12)	–	(0.12)	–	$8.67	4.52%		$890,847	0.81%	2.52%	0.81%	2.27%
Year Ended October 31, 2013 (f)	$6.89	0.17	1.57	1.74	(0.21)	–	(0.21)	–	$8.42	25.71%		$743,297	0.82%	2.27%	0.82%	3.72%
Year Ended October 31, 2012 (f)	$6.68	0.17	0.18	0.35	(0.14)	–	(0.14)	–	$6.89	5.55%		$168,392	0.84%	2.65%	0.84%	26.78%
Year Ended October 31, 2011 (f)	$7.27	0.18	(0.62)	(0.44)	(0.15)	–	(0.15)	–	$6.68	(6.12%	)	$3,355	0.87%	2.47%	0.88%	7.03%
Year Ended October 31, 2010 (f)	$6.84	0.15	0.45	0.60	(0.17)	–	(0.17)	–	$7.27	9.06%		$6,181	0.85%	2.17%	0.89%	6.43%
Year Ended October 31, 2009 (f)	$6.33	0.15	1.17	1.32	(0.18)	(0.63)	(0.81)	–	$6.84	24.36%		$5,427	0.87%	2.63%	0.95%	11.22%

Institutional Class Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$8.45	0.12	0.27	0.39	(0.14)	–	(0.14)	–	$8.70	4.74%		$1,594,548,681	0.31%	2.94%	0.31%	2.27%
Year Ended October 31, 2013 (f)	$6.91	0.21	1.57	1.78	(0.24)	–	(0.24)	–	$8.45	26.37%		$1,557,694,326	0.32%	2.77%	0.32%	3.72%
Year Ended October 31, 2012 (f)	$6.72	0.22	0.16	0.38	(0.19)	–	(0.19)	–	$6.91	5.93%		$1,317,225,599	0.34%	3.28%	0.35%	26.78%
Year Ended October 31, 2011 (f)	$7.31	0.22	(0.62)	(0.40)	(0.19)	–	(0.19)	–	$6.72	(5.57%	)	$1,172,141,826	0.33%	3.03%	0.35%	7.03%
Year Ended October 31, 2010 (f)	$6.87	0.18	0.46	0.64	(0.20)	–	(0.20)	–	$7.31	9.58%		$1,191,716,853	0.34%	2.67%	0.38%	6.43%
Year Ended October 31, 2009 (f)	$6.35	0.18	1.19	1.37	(0.22)	(0.63)	(0.85)	–	$6.87	24.93%		$1,110,329,399	0.37%	3.02%	0.45%	11.22%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

75

Fund Commentary	Nationwide Mid Cap Market Index Fund

For the semiannual period ended April 30, 2014, the Nationwide Mid Cap Market Index Fund (Institutional Class) returned 5.76% versus 5.94% for its benchmark, the S&P MidCap 400® (S&P 400) Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mid-Cap Core Funds (consisting of 361 funds as of April 30, 2014) was 5.98% for the same time period.

The fourth quarter of 2013 began with U.S. equity markets in the midst of a downturn as political brinksmanship in Washington, D.C., prolonged the debate over the nation’s debt ceiling, leading to a partial government shutdown. Equities quickly rebounded in mid-October when U.S. politicians engineered a compromise to reopen the government and extend the debt ceiling until early 2014. Weak U.S. economic data drove stock prices higher as indications of subpar growth reinforced investors’ expectations that the Federal Reserve (Fed) would continue its aggressive asset purchase program. In addition, the modest pace of economic growth boded well for high corporate profit margins as the U.S. recovery was strong enough to support revenues while wage growth was nearly stagnant, keeping costs low.

European stock markets rallied during the fourth quarter of 2013 as the region broadly pulled out of recession. Markets in the peripheral countries, including Greece (which was removed from the index on November 27, 2013), Italy and Spain, performed particularly well. In early November 2013, the European Central Bank surprised investors with an interest-rate cut in light of declining rates of inflation in the eurozone. The Bank of England did not make any policy changes during the quarter but continued to use forward guidance to keep short-term rates low. Strong performance in UK stocks was reflective of the recent pickup in the domestic recovery and increasingly optimistic growth forecasts. In Asia, Japanese stocks benefited from the continuation of the Bank of Japan’s aggressive monetary policy easing in its efforts to combat deflation. The depreciating yen was a strong tailwind for corporate profits in this export-driven economy, with notable strength in automobile sales.

As the fourth quarter of 2013 progressed, investors globally grappled with rising uncertainty as to when and how much the Fed would begin gradually reducing, or “tapering,” its monthly asset purchases. On the one hand, the persistence of slow growth and low inflation provided significant latitude for monetary policy decisions, and investors were further encouraged by dovish comments from then-Vice Chair Janet Yellen. On the other hand, U.S. housing and manufacturing reports had begun to signal fundamental improvement in the economy. Mounting expectations of the eventual reduction of monetary stimulus caused increased market volatility later in the fourth quarter; this was relieved, however, when the Fed ultimately announced the commencement of tapering in mid-December 2013. Investors reacted positively to this policy move as it signaled the Fed’s perception of real improvement in U.S. growth. In addition, investors felt relief from the tenacious anxiety that had gripped them since Fed Chairman Ben Bernanke initially mentioned the possibility of the Fed’s tapering stimulus measures in May 2013. Sentiment also was buoyed by the extension of the Fed’s expected time horizon for maintaining low short-term interest rates.

After a stellar equity market rally through 2013, investors’ risk appetite diminished in the new year amid heightened risks in emerging markets and softer-than-expected economic data in the United States. Emerging markets struggled against the headwinds of diminishing global liquidity, currency weakness, debt problems and uneven growth rates. Most notably, China’s economy showed signs of further deceleration. In the United States, most indicators continued to signal a strengthening economy; stagnant wage growth, however, raised concerns about the sustainability of the positive momentum. The release of lackluster fourth-quarter 2013 corporate earnings reports reinforced investors’ negative sentiment on the United States. The overall shakiness of the global growth environment compelled investors to seek safer investments and, consequently, to broadly sell equities in January 2014.

76

Fund Commentary	Nationwide Mid Cap Market Index Fund

Although these headwinds persisted, U.S. equities were back on the rise in February 2014, due in part to positive developments in Washington, D.C. For example, Congress extended the nation’s debt ceiling through mid-March 2015, thereby reducing some degree of fiscal uncertainty for the next year. In addition, investors were encouraged by market-friendly comments from new Fed Chair Janet Yellen in her first congressional testimony. Although U.S. economic data had weakened, investors generally viewed this recent trend as temporary and continued to take on U.S. equity risk given expectations that growth would pick up as the year progressed.

In March 2014, sentiment became dominated by tensions between Russia and Ukraine over the disputed region of Crimea. Concerns that Western sanctions imposed on Russia could lead to more volatility in global financial markets drove investors away from risk assets. These worries, however, quickly abated and equities rebounded after Russia annexed Crimea. The sanctions turned out to be relatively modest and did not provoke any serious response from Russia. Also making headlines in March was a statement from Fed Chair Yellen indicating that the Fed may raise short-term interest rates earlier than the markets previously had forecasted. This shift in forward guidance took many by surprise but generally did not deter equity investors.

Portfolio Objective

On a semiannual basis, the Fund met its objective of closely tracking the return of its benchmark.

Performance Summary

Sectors with the strongest return in the Fund during the reporting period included telecommunications, with 3.52%; health care, with 3.17%; consumer staples, with 2.07%; and materials, with 1.16%. The weakest-performing sectors in the Fund during the period were utilities, which registered -1.99%; energy, with -1.01%; financials, with -0.11%; and industrials, with 0.43%.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, Alan Mason and Greg Savage

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of mid-sized companies. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

77

Fund Overview	Nationwide Mid Cap Market Index Fund

Objective

The Fund seeks to match the performance of the S&P MidCap 400® Index as closely as possible before the deduction of Fund expenses.

Asset Allocation†

Common Stocks	98.6%
Mutual Fund	1.2%
Other assets in excess of liabilities	0.2%
100.0%

Top Industries††

Real Estate Investment Trusts (REITs)	8.6%
Machinery	5.5%
Insurance	5.2%
Banks	4.7%
Software	4.1%
Specialty Retail	3.9%
Oil, Gas & Consumable Fuels	3.2%
Chemicals	3.1%
Health Care Providers & Services	3.0%
Health Care Equipment & Supplies	2.9%
Other Industries	55.8%
100.0%

Top Holdings††

Fidelity Institutional Money Market Fund—Institutional Class	1.2%
Affiliated Managers Group, Inc.	0.7%
HollyFrontier Corp.	0.7%
Cimarex Energy Co.	0.7%
Trimble Navigation Ltd.	0.6%
SL Green Realty Corp.	0.6%
Henry Schein, Inc.	0.6%
Realty Income Corp.	0.6%
Church & Dwight Co., Inc.	0.6%
Equinix, Inc.	0.6%
Other Holdings	93.1%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Percentages indicated are based upon total investments as of April 30, 2014.

78

Fund Performance	Nationwide Mid Cap Market Index Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	5.62%	17.86%	20.20%	9.56%
	w/SC2	(0.43)%	11.07%	18.79%	8.91%
Class C	w/o SC1	5.26%	17.18%	19.48%	8.89%
	w/SC3	4.26%	16.18%	19.48%	8.89%
Class R4,5,6		5.48%	17.71%	20.06%	9.49%
Institutional Class[4]		5.76%	18.32%	20.67%	9.99%
S&P 400® Index		5.94%	18.61%	21.06%	10.34%
CPI		1.51%	1.95%	2.14%	2.35%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]

These returns until the creation of Class R2 shares (03/09/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in SCs, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

[6]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio*
Class A	0.71%
Class C	1.32%
Class R	1.04%
Institutional Class	0.29%

*	Current effective prospectus dated March 1, 2014. Please see the Fund's most recent prospectus for details.

79

Fund Performance (con’t.)	Nationwide Mid Cap Market Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Mid Cap Market Index Fund versus the S&P MidCap 400® (S&P 400®) Index and the Consumer Price Index (CPI) over the 10-year period ended 4/30/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

80

Shareholder Expense Example	Nationwide Mid Cap Market Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Mid Cap Market Index Fund April 30, 2014			Beginning Account Value($) 11/01/13	Ending Account Value($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14	Expense Ratio During Period (%) 11/01/13 - 04/30/14
Class A Shares	Actual	[a]	1,000.00	1,056.20	3.47	0.68
	Hypothetical	a,[b]	1,000.00	1,021.42	3.41	0.68
Class C Shares	Actual	[a]	1,000.00	1,052.60	6.57	1.29
	Hypothetical	a,[b]	1,000.00	1,018.40	6.46	1.29
Class R Shares[c]	Actual	[a]	1,000.00	1,054.80	4.23	0.83
	Hypothetical	a,[b]	1,000.00	1,020.68	4.16	0.83
Institutional Class Shares	Actual	[a]	1,000.00	1,057.60	1.43	0.28
	Hypothetical	a,[b]	1,000.00	1,023.41	1.40	0.28

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

c	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

81

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Mid Cap Market Index Fund

Common Stocks 98.6%

	Shares	Market Value

Aerospace & Defense 1.8%
Alliant Techsystems, Inc.	25,495	$3,676,889
B/E Aerospace, Inc.*	79,134	6,945,591
Esterline Technologies Corp.*	25,488	2,778,702
Exelis, Inc.	151,823	2,814,798
Huntington Ingalls Industries, Inc.	39,024	4,019,472
Triumph Group, Inc.	42,028	2,723,835

		22,959,287

Air Freight & Logistics 0.1%
UTi Worldwide, Inc.	73,084	715,492

Airlines 0.5%
Alaska Air Group, Inc.	55,015	5,175,811
JetBlue Airways Corp.*	182,396	1,441,841

		6,617,652

Auto Components 0.3%
Gentex Corp.	116,679	3,345,187

Automobiles 0.2%
Thor Industries, Inc.	35,874	2,183,650

Banks 4.7%
Associated Banc-Corp.	128,972	2,263,459
BancorpSouth, Inc.	67,393	1,574,301
Bank of Hawaii Corp.	35,682	1,968,576
Cathay General Bancorp	59,309	1,399,692
City National Corp.	38,112	2,765,788
Commerce Bancshares, Inc.	65,344	2,841,157
Cullen/Frost Bankers, Inc.	42,345	3,235,581
East West Bancorp, Inc.	114,718	3,958,918
First Horizon National Corp.	189,367	2,175,827
First Niagara Financial Group, Inc.	283,520	2,528,998
FirstMerit Corp.	132,223	2,563,804
Fulton Financial Corp.	153,377	1,869,666
Hancock Holding Co.	65,918	2,223,414
International Bancshares Corp.	45,781	1,051,132
PacWest Bancorp	76,539	3,013,340
Prosperity Bancshares, Inc.	45,623	2,691,757
Signature Bank*	37,886	4,501,615
SVB Financial Group*	36,736	3,919,364
Synovus Financial Corp.	779,030	2,500,686
TCF Financial Corp.	132,570	2,081,349
Trustmark Corp.	54,020	1,235,437
Umpqua Holdings Corp.	136,705	2,273,404
Valley National Bancorp	160,443	1,607,639
Webster Financial Corp.	72,400	2,182,136
Westamerica Bancorporation	21,135	1,074,081

		59,501,121

Common Stocks (continued)

	Shares	Market Value

Biotechnology 0.6%
Cubist Pharmaceuticals, Inc.*	59,917	$4,197,785
United Therapeutics Corp.*	37,195	3,719,872

		7,917,657

Building Products 0.9%
A.O. Smith Corp.	61,405	2,871,298
Fortune Brands Home & Security, Inc.	132,701	5,288,135
Lennox International, Inc.	36,063	3,023,161

		11,182,594

Capital Markets 2.4%
Affiliated Managers Group, Inc.*	42,660	8,455,212
Eaton Vance Corp.	98,321	3,546,438
Federated Investors, Inc., Class B	75,567	2,156,682
Greenhill & Co., Inc.	21,294	1,067,894
Janus Capital Group, Inc.	120,945	1,467,063
Raymond James Financial, Inc.	99,215	4,930,986
SEI Investments Co.	114,032	3,692,356
Waddell & Reed Financial, Inc., Class A	67,966	4,584,307

		29,900,938

Chemicals 3.1%
Albemarle Corp.	63,674	4,268,705
Ashland, Inc.	57,963	5,599,226
Cabot Corp.	47,962	2,772,204
Cytec Industries, Inc.	28,583	2,724,531
Intrepid Potash, Inc.*	44,440	724,372
Minerals Technologies, Inc.	27,586	1,641,091
NewMarket Corp.	8,958	3,335,243
Olin Corp.	63,687	1,789,605
PolyOne Corp.	76,326	2,859,935
RPM International, Inc.	106,681	4,551,011
Scotts Miracle-Gro Co. (The), Class A	35,301	2,160,774
Sensient Technologies Corp.	40,215	2,173,621
Valspar Corp. (The)	63,024	4,603,273

		39,203,591

Commercial Services & Supplies 1.7%
Brink’s Co. (The)	38,682	984,070
Clean Harbors, Inc.*	44,270	2,656,200
Copart, Inc.*	89,742	3,254,942
Deluxe Corp.	40,398	2,219,870
Herman Miller, Inc.	47,325	1,459,030
HNI Corp.	36,072	1,270,817
MSA Safety, Inc.	25,346	1,337,002
R.R. Donnelley & Sons Co.	158,452	2,788,755
Rollins, Inc.	51,506	1,549,300
Waste Connections, Inc.	99,011	4,421,831

		21,941,817

82

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Communications Equipment 0.9%
ADTRAN, Inc.	45,370	$1,017,649
Ciena Corp.*	84,148	1,663,606
InterDigital, Inc.	32,402	1,124,997
JDS Uniphase Corp.*	187,059	2,370,038
Plantronics, Inc.	34,440	1,500,551
Polycom, Inc.*	109,641	1,348,584
Riverbed Technology, Inc.*	128,143	2,492,381

		11,517,806

Construction & Engineering 0.7%
AECOM Technology Corp.*	79,362	2,572,916
Granite Construction, Inc.	29,006	1,084,244
KBR, Inc.	118,683	3,010,988
URS Corp.	57,778	2,722,499

		9,390,647

Construction Materials 0.6%
Eagle Materials, Inc.	40,033	3,335,950
Martin Marietta Materials, Inc.	36,976	4,597,226

		7,933,176

Consumer Finance 0.3%
SLM Corp.*	341,649	3,163,670

Containers & Packaging 1.7%
AptarGroup, Inc.	52,473	3,537,730
Greif, Inc., Class A	24,442	1,324,512
Packaging Corp. of America	78,666	5,241,515
Rock-Tenn Co., Class A	57,444	5,492,221
Silgan Holdings, Inc.	35,059	1,744,185
Sonoco Products Co.	81,933	3,447,741

		20,787,904

Distributors 0.6%
LKQ Corp.*	241,414	7,029,976

Diversified Consumer Services 0.9%
Apollo Education Group, Inc., Class A*	79,391	2,291,224
DeVry Education Group, Inc.	45,681	2,057,016
Matthews International Corp., Class A	21,903	883,786
Service Corp. International	170,139	3,193,509
Sotheby’s	55,402	2,330,208

		10,755,743

Diversified Financial Services 0.6%
CBOE Holdings, Inc.	69,269	3,696,194
MSCI, Inc.*	93,397	3,786,314

		7,482,508

Diversified Telecommunication Services 0.3%
tw telecom, inc.*	112,637	3,456,829

Common Stocks (continued)

	Shares	Market Value

Electric Utilities 1.7%
Cleco Corp.	48,449	$2,545,995
Great Plains Energy, Inc.	123,261	3,307,093
Hawaiian Electric Industries, Inc.	81,253	1,949,260
IDACORP, Inc.	40,235	2,258,793
OGE Energy Corp.	159,101	5,939,240
PNM Resources, Inc.	63,822	1,766,593
Westar Energy, Inc.	103,172	3,701,811

		21,468,785

Electrical Equipment 1.0%
Acuity Brands, Inc.	34,493	4,296,793
General Cable Corp.	39,438	1,010,402
Hubbell, Inc., Class B	43,174	5,082,443
Regal-Beloit Corp.	36,122	2,699,397

		13,089,035

Electronic Equipment, Instruments & Components 2.8%
Arrow Electronics, Inc.*	80,064	4,543,632
Avnet, Inc.	110,803	4,778,933
FEI Co.	33,906	2,696,205
Ingram Micro, Inc., Class A*	123,813	3,337,999
Itron, Inc.*	31,384	1,192,592
Knowles Corp.*	68,106	1,902,201
National Instruments Corp.	78,758	2,150,881
Tech Data Corp.*	30,496	1,905,695
Trimble Navigation Ltd.*	208,135	7,998,628
Vishay Intertechnology, Inc.	108,693	1,545,614
Zebra Technologies Corp., Class A*	40,352	2,802,043

		34,854,423

Energy Equipment & Services 2.9%
Atwood Oceanics, Inc.*	46,299	2,294,579
CARBO Ceramics, Inc.	15,918	2,227,087
Dresser-Rand Group, Inc.*	61,115	3,693,791
Dril-Quip, Inc.*	32,586	3,686,128
Helix Energy Solutions Group, Inc.*	78,786	1,894,015
Oceaneering International, Inc.	86,668	6,351,031
Oil States International, Inc.*	42,724	4,150,209
Patterson-UTI Energy, Inc.	115,541	3,758,549
Superior Energy Services, Inc.	127,080	4,183,474
Tidewater, Inc.	39,641	2,018,916
Unit Corp.*	35,105	2,315,175

		36,572,954

Food & Staples Retailing 0.3%
SUPERVALU, Inc.*	158,163	1,105,560
United Natural Foods, Inc.*	39,743	2,743,459

		3,849,019

Food Products 1.8%
Dean Foods Co.	76,087	1,205,218
Flowers Foods, Inc.	140,378	2,880,557

83

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Food Products (continued)
Hain Celestial Group, Inc. (The)*	39,954	$3,436,843
Hillshire Brands Co. (The)	98,019	3,494,377
Ingredion, Inc.	59,664	4,203,329
Lancaster Colony Corp.	15,527	1,473,202
Post Holdings, Inc.*	30,201	1,578,304
Tootsie Roll Industries, Inc.	16,643	469,166
WhiteWave Foods Co. (The), Class A*	139,007	3,849,104

		22,590,100

Gas Utilities 1.6%
Atmos Energy Corp.	80,235	4,095,195
National Fuel Gas Co.	67,105	4,941,612
ONE Gas, Inc.	41,619	1,522,423
Questar Corp.	140,283	3,406,071
UGI Corp.	91,929	4,292,165
WGL Holdings, Inc.	41,553	1,653,394

		19,910,860

Health Care Equipment & Supplies 2.9%
Align Technology, Inc.*	57,442	2,894,502
Cooper Cos., Inc. (The)	38,332	5,056,374
Hill-Rom Holdings, Inc.	46,020	1,719,307
Hologic, Inc.*	219,798	4,612,461
IDEXX Laboratories, Inc.*	41,348	5,228,041
Masimo Corp.*	41,352	1,106,580
ResMed, Inc.	113,475	5,656,729
Sirona Dental Systems, Inc.*	44,288	3,331,343
STERIS Corp.	47,213	2,268,585
Teleflex, Inc.	33,019	3,370,910
Thoratec Corp.*	45,544	1,492,932

		36,737,764

Health Care Providers & Services 3.0%
Community Health Systems, Inc.*	90,825	3,441,359
Health Net, Inc.*	64,103	2,200,656
Henry Schein, Inc.*	68,443	7,818,244
LifePoint Hospitals, Inc.*	37,788	2,113,105
MEDNAX, Inc.*	81,071	4,803,457
Omnicare, Inc.	79,922	4,736,977
Owens & Minor, Inc.	50,556	1,695,648
Universal Health Services, Inc., Class B	71,881	5,879,147
VCA Antech, Inc.*	70,726	2,166,337
WellCare Health Plans, Inc.*	35,069	2,366,106

		37,221,036

Health Care Technology 0.2%
Allscripts Healthcare Solutions, Inc.*	127,668	1,943,107
HMS Holdings Corp.*	70,073	1,133,080

		3,076,187

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure 1.4%
Bally Technologies, Inc.*	31,323	$2,039,441
Bob Evans Farms, Inc.	19,775	926,854
Brinker International, Inc.	53,788	2,643,142
Cheesecake Factory, Inc. (The)	37,947	1,703,441
Domino’s Pizza, Inc.	44,647	3,320,844
International Speedway Corp., Class A	22,403	704,350
Life Time Fitness, Inc.*	31,036	1,489,728
Panera Bread Co., Class A*	21,097	3,227,208
Wendy’s Co. (The)	211,225	1,755,280

		17,810,288

Household Durables 1.7%
Jarden Corp.*	99,114	5,664,365
KB Home	66,504	1,097,981
M.D.C. Holdings, Inc.	31,346	865,149
NVR, Inc.*	3,297	3,550,869
Tempur Sealy International, Inc.*	48,582	2,437,845
Toll Brothers, Inc.*	128,107	4,386,384
Tupperware Brands Corp.	40,309	3,422,637

		21,425,230

Household Products 1.1%
Church & Dwight Co., Inc.	109,883	7,583,026
Energizer Holdings, Inc.	50,167	5,603,152

		13,186,178

Industrial Conglomerates 0.3%
Carlisle Cos., Inc.	50,996	4,194,421

Information Technology Services 2.8%
Acxiom Corp.*	61,192	1,728,062
Broadridge Financial Solutions, Inc.	95,684	3,668,525
Convergys Corp.	80,719	1,738,687
CoreLogic, Inc.*	73,106	2,049,161
DST Systems, Inc.	23,436	2,160,565
Gartner, Inc.*	73,838	5,090,392
Global Payments, Inc.	57,605	3,849,742
Jack Henry & Associates, Inc.	68,479	3,777,302
Leidos Holdings, Inc.	53,845	2,005,188
NeuStar, Inc., Class A*	49,013	1,260,614
Science Applications International Corp.	33,385	1,302,015
VeriFone Systems, Inc.*	89,001	2,976,193
WEX, Inc.*	31,157	2,990,137

		34,596,583

Insurance 5.2%
Alleghany Corp.*	13,386	5,461,220
American Financial Group, Inc.	57,397	3,353,707
Arthur J. Gallagher & Co.	122,341	5,507,792
Aspen Insurance Holdings Ltd.	52,172	2,388,434
Brown & Brown, Inc.	95,537	2,845,092
Everest Re Group Ltd.	37,944	5,996,290

84

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
Fidelity National Financial, Inc., Class A	221,342	$7,122,785
First American Financial Corp.	85,038	2,262,011
Hanover Insurance Group, Inc. (The)	35,157	2,054,927
HCC Insurance Holdings, Inc.	79,952	3,672,995
Kemper Corp.	40,960	1,614,234
Mercury General Corp.	28,430	1,360,660
Old Republic International Corp.	194,056	3,213,567
Primerica, Inc.	44,038	2,020,904
Protective Life Corp.	62,967	3,220,762
Reinsurance Group of America, Inc.	56,689	4,348,613
RenaissanceRe Holdings Ltd.	33,379	3,378,289
StanCorp Financial Group, Inc.	34,983	2,137,461
W.R. Berkley Corp.	83,392	3,689,262

		65,649,005

Internet & Catalog Retail 0.1%
HSN, Inc.	26,815	1,556,343

Internet Software & Services 1.1%
AOL, Inc.*	63,652	2,724,942
Conversant, Inc.*	50,737	1,240,012
Equinix, Inc.*	39,570	7,431,642
Rackspace Hosting, Inc.*	93,170	2,703,793

		14,100,389

Leisure Products 0.8%
Brunswick Corp.	74,154	2,980,249
Polaris Industries, Inc.	52,643	7,071,534

		10,051,783

Life Sciences Tools & Services 1.3%
Bio-Rad Laboratories, Inc., Class A*	16,094	1,982,942
Charles River Laboratories International, Inc.*	38,173	2,050,654
Covance, Inc.*	45,369	4,005,175
Mettler-Toledo International, Inc.*	23,540	5,487,645
Techne Corp.	26,608	2,376,360

		15,902,776

Machinery 5.5%
AGCO Corp.	69,787	3,887,136
CLARCOR, Inc.	40,388	2,332,811
Crane Co.	39,208	2,851,598
Donaldson Co., Inc.	106,986	4,503,041
Graco, Inc.	48,724	3,532,490
Harsco Corp.	64,648	1,547,026
IDEX Corp.	64,796	4,831,838
ITT Corp.	73,221	3,158,754
Kennametal, Inc.	62,968	2,942,494
Lincoln Electric Holdings, Inc.	64,885	4,334,967
Nordson Corp.	48,458	3,602,852
Oshkosh Corp.	67,386	3,740,597

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
SPX Corp.	35,945	$3,660,639
Terex Corp.	88,646	3,837,485
Timken Co. (The)	62,423	3,937,643
Trinity Industries, Inc.	62,062	4,658,374
Valmont Industries, Inc.	21,494	3,200,671
Wabtec Corp.	76,896	5,732,597
Woodward, Inc.	47,907	2,147,671

		68,440,684

Marine 0.4%
Kirby Corp.*	45,584	4,586,662

Media 1.2%
AMC Networks, Inc., Class A*	47,491	3,118,734
Cinemark Holdings, Inc.	83,194	2,464,206
DreamWorks Animation SKG, Inc., Class A*	57,596	1,384,032
John Wiley & Sons, Inc., Class A	37,316	2,144,177
Lamar Advertising Co., Class A*	52,424	2,617,006
Meredith Corp.	29,722	1,309,849
New York Times Co. (The), Class A	100,797	1,620,816

		14,658,820

Metals & Mining 1.7%
Carpenter Technology Corp.	42,510	2,669,628
Cliffs Natural Resources, Inc.	122,912	2,178,001
Commercial Metals Co.	93,992	1,804,646
Compass Minerals International, Inc.	26,834	2,457,994
Reliance Steel & Aluminum Co.	62,139	4,400,684
Royal Gold, Inc.	52,163	3,453,191
Steel Dynamics, Inc.	178,651	3,263,954
Worthington Industries, Inc.	42,340	1,558,112

		21,786,210

Multiline Retail 0.3%
Big Lots, Inc.*	46,778	1,847,731
J.C. Penney Co., Inc.*	242,793	2,068,596

		3,916,327

Multi-Utilities 1.2%
Alliant Energy Corp.	88,871	5,197,176
Black Hills Corp.	35,655	2,059,076
MDU Resources Group, Inc.	151,692	5,372,931
Vectren Corp.	66,028	2,678,756

		15,307,939

Oil, Gas & Consumable Fuels 3.2%
Bill Barrett Corp.*	39,395	932,873
Cimarex Energy Co.	69,697	8,302,307
Energen Corp.	58,248	4,538,102
Gulfport Energy Corp.*	68,264	5,029,009
HollyFrontier Corp.	159,376	8,381,584
Rosetta Resources, Inc.*	49,147	2,326,619

85

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
SM Energy Co.	53,717	$3,982,041
World Fuel Services Corp.	57,584	2,622,375
WPX Energy, Inc.*	161,614	3,439,146

		39,554,056

Paper & Forest Products 0.3%
Domtar Corp.	26,055	2,432,495
Louisiana-Pacific Corp.*	113,140	1,854,364

		4,286,859

Pharmaceuticals 1.3%
Endo International PLC*	110,130	6,932,133
Mallinckrodt PLC*	46,590	3,318,606
Salix Pharmaceuticals Ltd.*	50,733	5,580,630

		15,831,369

Professional Services 1.1%
Corporate Executive Board Co. (The)	26,946	1,859,813
FTI Consulting, Inc.*	32,567	1,117,048
Manpowergroup, Inc.	63,730	5,183,798
Towers Watson & Co., Class A	51,387	5,766,649

		13,927,308

Real Estate Investment Trusts (REITs) 8.6%
Alexandria Real Estate Equities, Inc.	57,389	4,236,456
American Campus Communities, Inc.	83,942	3,206,584
BioMed Realty Trust, Inc.	154,269	3,224,222
Camden Property Trust	68,426	4,686,497
Corporate Office Properties Trust	70,050	1,873,838
Corrections Corp. of America	92,891	3,046,825
Duke Realty Corp.	261,975	4,589,802
Equity One, Inc.	50,742	1,143,217
Extra Space Storage, Inc.	88,127	4,611,686
Federal Realty Investment Trust	53,527	6,291,564
Highwoods Properties, Inc.	72,041	2,906,854
Home Properties, Inc.	45,706	2,815,490
Hospitality Properties Trust	119,834	3,601,012
Kilroy Realty Corp.	65,773	3,918,098
Liberty Property Trust	117,432	4,403,700
Mack-Cali Realty Corp.	70,987	1,446,005
Mid-America Apartment Communities, Inc.	60,056	4,182,900
National Retail Properties, Inc.	97,735	3,335,696
Omega Healthcare Investors, Inc.	99,517	3,461,201
Potlatch Corp.	32,484	1,241,863
Rayonier, Inc.	101,281	4,567,773
Realty Income Corp.	175,880	7,641,986
Regency Centers Corp.	73,966	3,878,037
Senior Housing Properties Trust	161,452	3,789,279
SL Green Realty Corp.	76,123	7,970,839
Taubman Centers, Inc.	50,562	3,682,936

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
UDR, Inc.	201,409	$5,208,437
Weingarten Realty Investors	89,882	2,804,318

		107,767,115

Real Estate Management & Development 0.4%
Alexander & Baldwin, Inc.	34,321	1,280,516
Jones Lang LaSalle, Inc.	35,649	4,131,363

		5,411,879

Road & Rail 1.4%
Con-way, Inc.	45,608	1,937,428
Genesee & Wyoming, Inc., Class A*	40,786	4,038,222
J.B. Hunt Transport Services, Inc.	73,243	5,573,792
Landstar System, Inc.	36,434	2,294,978
Old Dominion Freight Line, Inc.*	55,912	3,389,944
Werner Enterprises, Inc.	36,773	941,389

		18,175,753

Semiconductors & Semiconductor Equipment 2.6%
Advanced Micro Devices, Inc.*	494,503	2,022,517
Atmel Corp.*	340,834	2,648,280
Cree, Inc.*	97,415	4,595,065
Cypress Semiconductor Corp.*	113,759	1,077,298
Fairchild Semiconductor International, Inc.*	99,916	1,271,931
Integrated Device Technology, Inc.*	109,283	1,275,333
International Rectifier Corp.*	57,094	1,486,728
Intersil Corp., Class A	102,375	1,263,307
RF Micro Devices, Inc.*	226,387	1,910,706
Semtech Corp.*	55,001	1,318,924
Silicon Laboratories, Inc.*	31,528	1,417,184
Skyworks Solutions, Inc.*	151,338	6,212,425
SunEdison, Inc.*	196,884	3,786,079
Teradyne, Inc.*	155,397	2,745,865

		33,031,642

Software 4.1%
ACI Worldwide, Inc.*	30,808	1,760,677
Advent Software, Inc.	32,501	936,679
ANSYS, Inc.*	74,127	5,656,631
Cadence Design Systems, Inc.*	231,587	3,603,494
CommVault Systems, Inc.*	35,768	1,731,171
Compuware Corp.	174,816	1,811,094
Concur Technologies, Inc.*	38,107	3,066,470
FactSet Research Systems, Inc.	31,868	3,393,942
Fair Isaac Corp.	27,975	1,600,170
Fortinet, Inc.*	109,593	2,408,854
Informatica Corp.*	87,488	3,101,450
Mentor Graphics Corp.	78,054	1,615,718
MICROS Systems, Inc.*	60,281	3,104,472
PTC, Inc.*	95,075	3,362,803
Rovi Corp.*	78,894	1,758,547

86

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Software (continued)
SolarWinds, Inc.*	52,369	$2,111,518
Solera Holdings, Inc.	55,253	3,579,289
Synopsys, Inc.*	123,428	4,643,361
TIBCO Software, Inc.*	122,135	2,397,510

		51,643,850

Specialty Retail 3.9%
Aaron’s, Inc.	57,651	1,698,975
Abercrombie & Fitch Co., Class A	61,210	2,250,080
Advance Auto Parts, Inc.	58,416	7,085,277
American Eagle Outfitters, Inc.	135,934	1,571,397
Ann, Inc.*	36,797	1,442,074
Ascena Retail Group, Inc.*	103,425	1,778,910
Cabela’s, Inc.*	37,361	2,451,255
Chico’s FAS, Inc.	127,223	2,020,301
CST Brands, Inc.	60,572	1,976,464
Dick’s Sporting Goods, Inc.	81,617	4,297,951
Foot Locker, Inc.	117,530	5,468,671
Guess?, Inc.	47,612	1,281,239
Murphy USA, Inc.*	35,583	1,512,278
Office Depot, Inc.*	388,129	1,587,448
Rent-A-Center, Inc.	42,272	1,234,765
Signet Jewelers Ltd.	64,254	6,510,215
Williams-Sonoma, Inc.	70,239	4,412,414

		48,579,714

Technology Hardware, Storage & Peripherals 0.9%
3D Systems Corp.*	76,889	3,639,925
Diebold, Inc.	51,508	1,937,216
Lexmark International, Inc., Class A	49,311	2,120,373
NCR Corp.*	133,535	4,074,153

		11,771,667

Textiles, Apparel & Luxury Goods 1.2%
Carter’s, Inc.	42,970	3,165,170
Deckers Outdoor Corp.*	27,738	2,189,915
Hanesbrands, Inc.	79,670	6,540,110
Kate Spade & Co.*	98,850	3,437,015

		15,332,210

Thrifts & Mortgage Finance 0.6%
Astoria Financial Corp.	67,360	893,194
New York Community Bancorp, Inc.	354,184	5,457,975
Washington Federal, Inc.	82,132	1,772,409

		8,123,578

Tobacco 0.1%
Universal Corp.	18,510	1,010,091

Common Stocks (continued)

	Shares	Market Value

Trading Companies & Distributors 1.2%
GATX Corp.	36,820	$2,416,497
MSC Industrial Direct Co., Inc., Class A	37,825	3,444,345
United Rentals, Inc.*	74,669	7,006,192
Watsco, Inc.	21,753	2,238,601

		15,105,635

Water Utilities 0.3%
Aqua America, Inc.	141,640	3,553,748

Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	79,298	2,156,113

Total Common Stocks (cost $861,312,979)		1,238,789,633

Mutual Fund 1.2%
Money Market Fund 1.2%
Fidelity Institutional Money Market Fund – Institutional Class, 0.09% (a)	14,911,710	14,911,710

Total Mutual Fund (cost $14,911,710)		14,911,710

Total Investments (cost $876,224,689) (b) — 99.8%		1,253,701,343

Other assets in excess of liabilities — 0.2%		2,077,144

NET ASSETS — 100.0%		$1,255,778,487

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of April 30, 2014.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

87

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

At April 30, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
122	S&P MID 400 E-Mini	06/20/14	$16,507,820	$(108,354)

At April 30, 2014, the Fund had $833,600 segregated as segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

88

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Mid Cap Market Index Fund
Assets:
Investments, at value (cost $876,224,689)	$1,253,701,343
Deposits with broker for futures contracts	833,600
Dividends receivable	560,618
Receivable for investments sold	7,062,062
Receivable for capital shares issued	652,024
Receivable for variation margin on futures contracts	91,989
Prepaid expenses	43,804

Total Assets	1,262,945,440

Liabilities:
Payable for investments purchased	6,022,684
Payable for capital shares redeemed	396,030
Cash overdraft (Note 2)	318,912
Accrued expenses and other payables:
Investment advisory fees	210,789
Fund administration fees	31,733
Distribution fees	76,632
Administrative servicing fees	69,127
Accounting and transfer agent fees	944
Trustee fees	3,564
Custodian fees	6,990
Compliance program costs (Note 3)	758
Professional fees	15,550
Printing fees	638
Other	12,602

Total Liabilities	7,166,953

Net Assets	$1,255,778,487

Represented by:
Capital	$850,251,004
Accumulated undistributed net investment income	2,220,398
Accumulated net realized gains from investments and futures transactions	25,938,785
Net unrealized appreciation/(depreciation) from investments	377,476,654
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(108,354)

Net Assets	$1,255,778,487

89

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Net Assets:	Nationwide Mid Cap Market Index Fund
Net Assets:
Class A Shares	$323,116,273
Class C Shares	5,450,757
Class R Shares	15,111,912
Institutional Class Shares	912,099,545

Total	$1,255,778,487

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	17,280,899
Class C Shares	304,837
Class R Shares	814,994
Institutional Class Shares	48,250,646

Total	66,651,376

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$18.70
Class C Shares (b)	$17.88
Class R Shares	$18.54
Institutional Class Shares	$18.90
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$19.84

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

90

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Mid Cap Market Index Fund
INVESTMENT INCOME:
Dividend income	$9,197,482
Income from securities lending (Note 2)	180,594

Total Income	9,378,076

EXPENSES:
Investment advisory fees	1,265,354
Fund administration fees	199,006
Distribution fees Class A	396,522
Distribution fees Class B (a)	343
Distribution fees Class C	22,480
Distribution fees Class R (b)	34,850
Administrative servicing fees Class A	242,990
Administrative servicing fees Class C	335
Administrative servicing fees Class R (b)	4,011
Registration and filing fees	31,300
Professional fees	33,247
Printing fees	8,547
Trustee fees	19,920
Custodian fees	22,220
Accounting and transfer agent fees	52,570
Compliance program costs (Note 3)	1,858
Other	81,616

Total expenses before earnings credit	2,417,169

Earnings credit (Note 5)	(187)

Net Expenses	2,416,982

NET INVESTMENT INCOME	6,961,094

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	41,691,753
Net realized gains from futures transactions (Note 2)	1,252,407

Net realized gains from investments and futures transactions	42,944,160

Net change in unrealized appreciation/(depreciation) from investments	20,007,322
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(252,910)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	19,754,412

Net realized/unrealized gains from investments and futures transactions	62,698,572

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$69,659,666

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

91

Statements of Changes in Net Assets

	Nationwide Mid Cap Market Index Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net investment income	$6,961,094	$12,743,269
Net realized gains from investments and futures transactions	42,944,160	51,621,988
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	19,754,412	244,153,591

Change in net assets resulting from operations	69,659,666	308,518,848

Distributions to Shareholders From:
Net investment income:
Class A	(1,744,947)	(2,471,889)
Class B (a)	(301)	(639)
Class C	(16,054)	(10,125)
Class R (b)	(74,656)	(18,357)
Institutional Class	(6,641,429)	(10,589,942)
Net realized gains:
Class A	(13,190,020)	(9,506,065)
Class B (a)	(4,494)	(4,754)
Class C	(179,997)	(67,723)
Class R (b)	(577,509)	(46,726)
Institutional Class	(37,388,966)	(29,626,656)

Change in net assets from shareholder distributions	(59,818,373)	(52,342,876)

Change in net assets from capital transactions	25,828,885	6,378,678

Change in net assets	35,670,178	262,554,650

Net Assets:
Beginning of period	1,220,108,309	957,553,659

End of period	$1,255,778,487	$1,220,108,309

Accumulated undistributed net investment income at end of period	$2,220,398	$3,736,691

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$27,837,487	$62,368,957
Dividends reinvested	13,978,649	11,225,918
Cost of shares redeemed	(31,921,014)	(59,073,747)

Total Class A Shares	9,895,122	14,521,128

Class B Shares (a)
Proceeds from shares issued	2,234	11,368
Dividends reinvested	4,765	5,159
Cost of shares redeemed	(144,188)	(45,575)

Total Class B Shares	(137,189)	(29,048)

Class C Shares
Proceeds from shares issued	1,464,302	1,985,165
Dividends reinvested	170,624	61,612
Cost of shares redeemed	(78,261)	(310,900)

Total Class C Shares	1,556,665	1,735,877

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

92

Statements of Changes in Net Assets (Continued)

	Nationwide Mid Cap Market Index Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class R Shares (b)
Proceeds from shares issued	$4,392,516	$13,188,744
Dividends reinvested	358,787	4,868
Cost of shares redeemed	(3,152,170)	(1,427,267)

Total Class R Shares	1,599,133	11,766,345

Institutional Class Shares
Proceeds from shares issued	19,718,081	85,084,918
Dividends reinvested	44,030,395	40,216,565
Cost of shares redeemed	(50,833,322)	(146,917,107)

Total Institutional Class Shares	12,915,154	(21,615,624)

Change in net assets from capital transactions	$25,828,885	$6,378,678

SHARE TRANSACTIONS:
Class A Shares
Issued	1,497,790	3,764,986
Reinvested	771,818	757,525
Redeemed	(1,717,862)	(3,595,950)

Total Class A Shares	551,746	926,561

Class B Shares (a)
Issued	124	725
Reinvested	271	361
Redeemed	(7,956)	(3,007)

Total Class B Shares	(7,561)	(1,921)

Class C Shares
Issued	82,340	124,580
Reinvested	9,838	4,356
Redeemed	(4,443)	(19,687)

Total Class C Shares	87,735	109,249

Class R Shares (b)
Issued	238,355	754,369
Reinvested	19,966	319
Redeemed	(170,073)	(85,890)

Total Class R Shares	88,248	668,798

Institutional Class Shares
Issued	1,051,342	5,043,778
Reinvested	2,404,653	2,668,801
Redeemed	(2,698,738)	(8,750,985)

Total Institutional Class Shares	757,257	(1,038,406)

Total change in shares	1,477,425	664,281

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

93

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Mid Cap Market Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$18.58	0.08	0.93	1.01	(0.10)	(0.79)	(0.89)	–	$18.70	5.62%	$323,116,273	0.68%	0.84%		0.68%	7.15%
Year Ended October 31, 2013 (f)	$14.74	0.15	4.46	4.61	(0.16)	(0.61)	(0.77)	–	$18.58	32.63%	$310,901,128	0.68%	0.88%		0.68%	11.97%
Year Ended October 31, 2012 (f)	$14.40	0.11	1.34	1.45	(0.04)	(1.07)	(1.11)	–	$14.74	11.38%	$232,877,271	0.70%	0.75%		0.70%	17.46%
Year Ended October 31, 2011 (f)	$13.64	0.08	0.95	1.03	(0.13)	(0.14)	(0.27)	–	$14.40	7.51%	$231,028,775	0.68%	0.55%		0.70%	23.58%
Year Ended October 31, 2010 (f)	$10.83	0.10	2.80	2.90	(0.09)	–	(0.09)	–	$13.64	26.88%	$197,128,439	0.67%	0.79%		0.71%	15.52%
Year Ended October 31, 2009 (f)	$9.88	0.09	1.45	1.54	(0.08)	(0.51)	(0.59)	–	$10.83	17.23%	$147,301,010	0.73%	1.01%		0.83%	19.20%

Class C Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$17.83	0.02	0.89	0.91	(0.07)	(0.79)	(0.86)	–	$17.88	5.26%	$5,450,757	1.29%	0.21%		1.29%	7.15%
Year Ended October 31, 2013 (f)	$14.19	0.03	4.31	4.34	(0.09)	(0.61)	(0.70)	–	$17.83	31.93%	$3,870,760	1.28%	0.21%		1.28%	11.97%
Year Ended October 31, 2012 (f)	$13.96	0.02	1.28	1.30	–	(1.07)	(1.07)	–	$14.19	10.61%	$1,530,845	1.30%	0.15%		1.30%	17.46%
Year Ended October 31, 2011 (f)	$13.27	(0.01)	0.93	0.92	(0.09)	(0.14)	(0.23)	–	$13.96	6.89%	$1,639,282	1.29%	(0.07%	)	1.31%	23.58%
Year Ended October 31, 2010 (f)	$10.56	0.02	2.73	2.75	(0.04)	–	(0.04)	–	$13.27	26.06%	$1,183,758	1.30%	0.15%		1.34%	15.52%
Year Ended October 31, 2009 (f)	$9.66	0.04	1.41	1.45	(0.04)	(0.51)	(0.55)	–	$10.56	16.63%	$886,523	1.32%	0.46%		1.42%	19.20%

Class R Shares(g)(h)
Six Months Ended April 30, 2014 (f) (Unaudited)	$18.45	0.06	0.92	0.98	(0.10)	(0.79)	(0.89)	–	$18.54	5.48%	$15,111,912	0.84%	0.68%		0.84%	7.15%
Year Ended October 31, 2013 (f)	$14.65	0.10	4.46	4.56	(0.15)	(0.61)	(0.76)	–	$18.45	32.52%	$13,406,939	0.78%	0.60%		0.78%	11.97%
Year Ended October 31, 2012 (f)	$14.35	0.10	1.33	1.43	(0.06)	(1.07)	(1.13)	–	$14.65	11.28%	$848,708	0.81%	0.66%		0.81%	17.46%
Year Ended October 31, 2011 (f)	$13.58	0.07	0.96	1.03	(0.12)	(0.14)	(0.26)	–	$14.35	7.39%	$3,789	0.77%	0.45%		0.77%	23.58%
Year Ended October 31, 2010 (f)	$10.81	0.08	2.77	2.85	(0.08)	–	(0.08)	–	$13.58	26.66%	$1,385	0.80%	0.63%		0.83%	15.52%
Year Ended October 31, 2009 (f)	$9.88	0.08	1.44	1.52	(0.08)	(0.51)	(0.59)	–	$10.81	17.09%	$811	0.91%	0.84%		1.01%	19.20%

Institutional Class Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$18.78	0.12	0.93	1.05	(0.14)	(0.79)	(0.93)	–	$18.90	5.76%	$912,099,545	0.28%	1.24%		0.28%	7.15%
Year Ended October 31, 2013 (f)	$14.88	0.21	4.52	4.73	(0.22)	(0.61)	(0.83)	–	$18.78	33.23%	$891,793,194	0.29%	1.28%		0.29%	11.97%
Year Ended October 31, 2012 (f)	$14.56	0.17	1.34	1.51	(0.12)	(1.07)	(1.19)	–	$14.88	11.79%	$722,161,015	0.30%	1.15%		0.30%	17.46%
Year Ended October 31, 2011 (f)	$13.76	0.14	0.96	1.10	(0.16)	(0.14)	(0.30)	–	$14.56	7.92%	$670,936,967	0.29%	0.94%		0.31%	23.58%
Year Ended October 31, 2010 (f)	$10.92	0.15	2.82	2.97	(0.13)	–	(0.13)	–	$13.76	27.29%	$703,653,698	0.30%	1.16%		0.34%	15.52%
Year Ended October 31, 2009 (f)	$9.95	0.13	1.47	1.60	(0.12)	(0.51)	(0.63)	–	$10.92	17.77%	$570,347,258	0.32%	1.39%		0.42%	19.20%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

94

Fund Commentary	Nationwide S&P 500 Index Fund

For the semiannual period ended April 30, 2014, the Nationwide S&P 500 Index Fund (Institutional Class) returned 8.23% versus 8.36% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the median return for the Fund’s closest Lipper peer category of S&P 500 Index Funds (consisting of 135 funds as of April 30, 2014) was 8.11% for the same time period.

Market Review

The fourth quarter of 2013 began with U.S. equity markets in the midst of a downturn as political brinksmanship in Washington, D.C., prolonged the debate over the nation’s debt ceiling, leading to a partial government shutdown. Equities quickly rebounded in mid-October when U.S. politicians engineered a compromise to reopen the government and extend the debt ceiling until early 2014. Weak U.S. economic data drove stock prices higher as indications of subpar growth reinforced investors’ expectations that the Federal Reserve (Fed) would continue its aggressive asset purchase program. In addition, the modest pace of economic growth boded well for high corporate profit margins as the U.S. recovery was strong enough to support revenues while wage growth was nearly stagnant, keeping costs low.

European stock markets rallied during the fourth quarter of 2013 as the region broadly pulled out of recession. Markets in the peripheral countries, including Greece (which was removed from the index on November 27, 2013), Italy and Spain, performed particularly well. In early November 2013, the European Central Bank surprised investors with an interest-rate cut in light of declining rates of inflation in the eurozone. The Bank of England did not make any policy changes during the quarter but continued to use forward guidance to keep short-term rates low. Strong performance in UK stocks was reflective of the recent pickup in the domestic recovery and increasingly optimistic growth forecasts. In Asia, Japanese stocks benefited from the continuation of the Bank of Japan’s aggressive monetary policy easing in its efforts to combat deflation. The depreciating yen was a strong tailwind for corporate profits in this export-driven economy, with notable strength in automobile sales.

As the fourth quarter of 2013 progressed, investors globally grappled with rising uncertainty as to when and how much the Fed would begin gradually reducing, or “tapering,” its monthly asset purchases. On the one hand, the persistence of slow growth and low inflation provided significant latitude for monetary policy decisions, and investors were further encouraged by dovish comments from then-Vice Chair Janet Yellen. On the other hand, U.S. housing and manufacturing reports had begun to signal fundamental improvement in the economy. Mounting expectations of the eventual reduction of monetary stimulus caused increased market volatility later in the fourth quarter; this was relieved, however, when the Fed ultimately announced the commencement of tapering in mid-December 2013. Investors reacted positively to this policy move as it signaled the Fed’s perception of real improvement in U.S. growth. In addition, investors felt relief from the tenacious anxiety that had gripped them since Fed Chairman Ben Bernanke initially mentioned the possibility of the Fed’s tapering stimulus measures in May 2013. Sentiment also was buoyed by the extension of the Fed’s expected time horizon for maintaining low short-term interest rates.

After a stellar equity market rally through 2013, investors’ risk appetite diminished in the new year amid heightened risks in emerging markets and softer-than-expected economic data in the United States. Emerging markets struggled against the headwinds of diminishing global liquidity, currency weakness, debt problems and uneven growth rates. Most notably, China’s economy showed signs of further deceleration. In the United States, most indicators continued to signal a strengthening economy; stagnant wage growth, however, raised concerns about the sustainability of the positive momentum. The release of lackluster fourth-quarter 2013 corporate earnings reports reinforced investors’ negative sentiment on the United States. The overall shakiness of the global growth

95

Fund Commentary	Nationwide S&P 500 Index Fund

environment compelled investors to seek safer investments and, consequently, to broadly sell equities in January 2014.

Although these headwinds persisted, U.S. equities were back on the rise in February 2014, due in part to positive developments in Washington, D.C. For example, Congress extended the nation’s debt ceiling through mid-March 2015, thereby reducing some degree of fiscal uncertainty for the next year. In addition, investors were encouraged by market-friendly comments from new Fed Chair Janet Yellen in her first congressional testimony. Although U.S. economic data had weakened, investors generally viewed this recent trend as temporary and continued to take on U.S. equity risk given expectations that growth would pick up as the year progressed.

In March 2014, sentiment became dominated by tensions between Russia and Ukraine over the disputed region of Crimea. Concerns that Western sanctions imposed on Russia could lead to more volatility in global financial markets drove investors away from risk assets. These worries, however, quickly abated and equities rebounded after Russia annexed Crimea. The sanctions turned out to be relatively modest and did not provoke any serious response from Russia. Also making headlines in March was a statement from Fed Chair Yellen indicating that the Fed may raise short-term interest rates earlier than the markets had previously forecasted. This shift in forward guidance took many by surprise but generally did not deter equity investors.

Portfolio Objective

On a semiannual basis, the Fund met its objective of closely tracking the return of its benchmark.

Performance Summary

U.S. large-capitalization stocks, as represented by the S&P 500, advanced 8.36% during the reporting period as the Fed continued its stimulus measures and corporate profits benefited from the slow but positive growth environment.

The strongest-performing sectors in the S&P 500 for the reporting period were utilities, with 13.10%; health care, with 11.18%; technology, with 11.13%; and energy, with 10.43%. Sectors with the weakest performance during the reporting period included telecommunications, which registered -1.35%; consumer discretionary, with 1.52%; consumer staples, with 5.69%; and financials, with 7.87%.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, Alan Mason and Greg Savage

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

96

Fund Overview	Nationwide S&P 500 Index Fund

Objective

The Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the S&P 500® Index.

Asset Allocation†

Common Stocks	98.8%
Mutual Fund	1.3%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Industries††

Oil, Gas & Consumable Fuels	8.5%
Pharmaceuticals	6.2%
Banks	5.9%
Technology Hardware, Storage & Peripherals	4.2%
Media	3.5%
Software	3.5%
Information Technology Services	3.5%
Internet Software & Services	3.0%
Insurance	2.8%
Aerospace & Defense	2.7%
Other Industries	56.2%
100.0%

Top Holdings††

Apple, Inc.	3.1%
Exxon Mobil Corp.	2.6%
Microsoft Corp.	1.8%
Johnson & Johnson	1.7%
General Electric Co.	1.6%
Chevron Corp.	1.4%
Wells Fargo & Co.	1.4%
Berkshire Hathaway, Inc., Class B	1.4%
Procter & Gamble Co. (The)	1.3%
Fidelity Institutional Money Market Fund — Institutional Class	1.3%
Other Holdings	82.4%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Percentages indicated are based upon total investments as of April 30, 2014.

97

Fund Performance	Nationwide S&P 500 Index Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	8.06%	19.73%	18.48%	7.11%
	w/SC2	1.87%	12.85%	17.10%	6.48%
Class C	w/o SC1	7.70%	18.99%	17.75%	6.40%
	w/SC3	6.71%	17.99%	17.75%	6.40%
Class R4,5,6		7.83%	19.37%	18.04%	6.86%
Institutional Service Class[4]		8.18%	19.91%	18.65%	7.19%
Institutional Class[4]		8.23%	20.24%	18.94%	7.46%
Service Class[4]		8.05%	19.79%	18.48%	7.04%
S&P 500® Index		8.36%	20.44%	19.14%	7.67%
CPI		1.51%	1.95%	2.14%	2.35%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]

These returns until the creation of Class R2 shares (03/09/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in SCs, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

[6]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio*
Class A	0.60%
Class C	1.20%
Class R	0.92%
Institutional Service Class	0.42%
Institutional Class	0.17%
Service Class	0.57%

*	Current effective prospectus dated March 1, 2014. Please see the Fund's most recent prospectus for details.

98

Fund Performance (con’t.)	Nationwide S&P 500 Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide S&P 500 Index Fund versus the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 4/30/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

99

Shareholder Expense Example	Nationwide S&P 500 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide S&P 500 Index Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14	Expense Ratio During Period (%) 11/01/13 - 04/30/14
Class A Shares	Actual	[a]	1,000.00	1,080.60	2.94	0.57
	Hypothetical[a,b]		1,000.00	1,021.97	2.86	0.57
Class C Shares	Actual	[a]	1,000.00	1,077.00	6.08	1.18
	Hypothetical[a,b]		1,000.00	1,018.94	5.91	1.18
Class R Shares[c]	Actual	[a]	1,000.00	1,078.30	4.74	0.92
	Hypothetical[a,b]		1,000.00	1,020.23	4.61	0.92
Institutional Service Class Shares	Actual	[a]	1,000.00	1,081.80	2.17	0.42
	Hypothetical[a,b]		1,000.00	1,022.71	2.11	0.42
Institutional Class Shares	Actual	[a]	1,000.00	1,082.30	0.88	0.17
	Hypothetical[a,b]		1,000.00	1,023.95	0.85	0.17
Service Class Shares	Actual	[a]	1,000.00	1,080.50	2.94	0.57
	Hypothetical[a,b]		1,000.00	1,021.97	2.86	0.57

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

c	Effective March 3, 2104, Class R2 Shares were renamed Class R Shares.

100

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide S&P 500 Index Fund

Common Stocks 98.8%

	Shares	Market Value

Aerospace & Defense 2.7%
Boeing Co. (The)	105,538	$13,616,513
General Dynamics Corp.	50,172	5,491,325
Honeywell International, Inc.	120,999	11,240,807
L-3 Communications Holdings, Inc.	13,248	1,528,422
Lockheed Martin Corp.	41,664	6,838,729
Northrop Grumman Corp.	33,445	4,063,902
Precision Castparts Corp.	22,411	5,672,000
Raytheon Co.	48,532	4,633,835
Rockwell Collins, Inc.	20,861	1,619,857
Textron, Inc.	43,592	1,782,913
United Technologies Corp.	129,931	15,374,735

		71,863,038

Air Freight & Logistics 0.7%
CH Robinson Worldwide, Inc.	22,909	1,349,340
Expeditors International of Washington, Inc.	31,272	1,289,657
FedEx Corp.	42,870	5,841,037
United Parcel Service, Inc., Class B	109,659	10,801,412

		19,281,446

Airlines 0.3%
Delta Air Lines, Inc.	131,069	4,827,271
Southwest Airlines Co.	108,323	2,618,167

		7,445,438

Auto Components 0.4%
BorgWarner, Inc.	35,174	2,185,712
Delphi Automotive PLC	43,038	2,876,660
Goodyear Tire & Rubber Co. (The)	38,278	964,606
Johnson Controls, Inc.	102,467	4,625,360

		10,652,338

Automobiles 0.7%
Ford Motor Co.	608,569	9,828,389
General Motors Co.	201,162	6,936,066
Harley-Davidson, Inc.	33,983	2,512,703

		19,277,158

Banks 5.9%
Bank of America Corp.	1,630,769	24,689,843
BB&T Corp.	109,697	4,094,989
Citigroup, Inc.	468,555	22,448,470
Comerica, Inc.	28,113	1,356,171
Fifth Third Bancorp	131,390	2,707,948
Huntington Bancshares, Inc.	128,263	1,174,889
JPMorgan Chase & Co.	584,344	32,711,577
KeyCorp	137,245	1,872,022
M&T Bank Corp.	20,219	2,466,920
PNC Financial Services Group, Inc. (The)	82,411	6,925,821
Regions Financial Corp.	219,048	2,221,147
SunTrust Banks, Inc.	82,505	3,156,641

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
U.S. Bancorp	281,237	$11,468,845
Wells Fargo & Co.	738,878	36,677,904
Zions Bancorporation	28,533	825,174

		154,798,361

Beverages 2.2%
Beam, Inc.	25,531	2,131,073
Brown-Forman Corp., Class B	25,013	2,244,166
Coca-Cola Co. (The)	584,690	23,849,505
Coca-Cola Enterprises, Inc.	36,674	1,666,466
Constellation Brands, Inc., Class A*	25,809	2,060,591
Dr Pepper Snapple Group, Inc.	30,442	1,687,096
Molson Coors Brewing Co., Class B	24,434	1,465,307
Monster Beverage Corp.*	20,874	1,397,723
PepsiCo, Inc.	234,932	20,178,309

		56,680,236

Biotechnology 2.4%
Alexion Pharmaceuticals, Inc.*	30,527	4,829,371
Amgen, Inc.	116,505	13,019,434
Biogen Idec, Inc.*	36,478	10,473,563
Celgene Corp.*	62,653	9,210,618
Gilead Sciences, Inc.*	237,367	18,630,936
Regeneron Pharmaceuticals, Inc.*	12,153	3,608,104
Vertex Pharmaceuticals, Inc.*	36,382	2,463,061

		62,235,087

Building Products 0.1%
Allegion PLC	13,847	683,349
Masco Corp.	55,086	1,106,678

		1,790,027

Capital Markets 2.1%
Ameriprise Financial, Inc.	29,454	3,287,950
Bank of New York Mellon Corp. (The)	175,151	5,932,364
BlackRock, Inc.	19,387	5,835,487
Charles Schwab Corp. (The)	180,343	4,788,107
E*TRADE Financial Corp.*	44,482	998,621
Franklin Resources, Inc.	62,301	3,261,457
Goldman Sachs Group, Inc. (The)	64,973	10,383,985
Invesco Ltd.	66,841	2,353,472
Legg Mason, Inc.	16,174	758,399
Morgan Stanley	216,454	6,694,922
Northern Trust Corp.	34,423	2,073,986
State Street Corp.	66,606	4,300,083
T. Rowe Price Group, Inc.	40,440	3,321,337

		53,990,170

Chemicals 2.6%
Air Products & Chemicals, Inc.	32,663	3,838,556
Airgas, Inc.	10,272	1,091,503
CF Industries Holdings, Inc.	8,560	2,098,655

101

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide S&P 500 Index Fund

Common Stocks (continued)

	Shares	Market Value

Chemicals (continued)
Dow Chemical Co. (The)	187,614	$9,361,938
E.I. du Pont de Nemours & Co.	143,051	9,630,193
Eastman Chemical Co.	23,528	2,050,936
Ecolab, Inc.	41,770	4,370,813
FMC Corp.	20,484	1,577,268
International Flavors & Fragrances, Inc.	12,529	1,234,357
LyondellBasell Industries NV, Class A	66,628	6,163,090
Monsanto Co.	80,993	8,965,925
Mosaic Co. (The)	52,274	2,615,791
PPG Industries, Inc.	21,374	4,138,434
Praxair, Inc.	45,363	5,922,140
Sherwin-Williams Co. (The)	13,156	2,629,095
Sigma-Aldrich Corp.	18,445	1,774,593

		67,463,287

Commercial Services & Supplies 0.5%
ADT Corp. (The)	28,347	857,213
Cintas Corp.	15,563	917,128
Iron Mountain, Inc.	26,335	748,967
Pitney Bowes, Inc.	31,252	837,554
Republic Services, Inc.	41,734	1,464,446
Stericycle, Inc.*	13,129	1,528,741
Tyco International Ltd.	71,031	2,905,168
Waste Management, Inc.	66,707	2,965,126

		12,224,343

Communications Equipment 1.7%
Cisco Systems, Inc.	794,895	18,370,023
F5 Networks, Inc.*	11,642	1,224,389
Harris Corp.	16,494	1,212,639
Juniper Networks, Inc.*	77,329	1,909,253
Motorola Solutions, Inc.	34,865	2,216,717
QUALCOMM, Inc.	260,950	20,539,375

		45,472,396

Construction & Engineering 0.2%
Fluor Corp.	24,744	1,873,121
Jacobs Engineering Group, Inc.*	20,354	1,174,426
Quanta Services, Inc.*	33,601	1,185,443

		4,232,990

Construction Materials 0.0%†
Vulcan Materials Co.	20,147	1,300,086

Consumer Finance 0.9%
American Express Co.	141,010	12,328,504
Capital One Financial Corp.	88,391	6,532,095
Discover Financial Services	72,665	4,061,973
SLM Corp.	66,154	1,703,466

		24,626,038

Common Stocks (continued)

	Shares	Market Value

Containers & Packaging 0.2%
Avery Dennison Corp.	14,850	$722,601
Ball Corp.	21,687	1,218,593
Bemis Co., Inc.	15,692	631,446
MeadWestvaco Corp.	26,939	1,052,507
Owens-Illinois, Inc.*	25,360	805,941
Sealed Air Corp.	30,308	1,039,867

		5,470,955

Distributors 0.1%
Genuine Parts Co.	23,724	2,066,835

Diversified Consumer Services 0.1%
Graham Holdings Co., Class B	670	449,724
H&R Block, Inc.	42,314	1,202,564

		1,652,288

Diversified Financial Services 1.9%
Berkshire Hathaway, Inc., Class B*	277,786	35,792,726
CME Group, Inc.	48,693	3,427,500
IntercontinentalExchange Group, Inc.	17,740	3,626,766
Leucadia National Corp.	48,374	1,234,504
McGraw Hill Financial, Inc.	41,818	3,091,605
Moody’s Corp.	29,019	2,277,992
NASDAQ OMX Group, Inc. (The)	18,039	665,639

		50,116,732

Diversified Telecommunication Services 2.4%
AT&T, Inc.	803,469	28,683,843
CenturyLink, Inc.	89,185	3,113,449
Frontier Communications Corp.	154,593	919,828
Verizon Communications, Inc.	639,018	29,861,311
Windstream Holdings, Inc.	92,227	836,499

		63,414,930

Electric Utilities 1.8%
American Electric Power Co., Inc.	75,268	4,050,171
Duke Energy Corp.	109,013	8,120,378
Edison International	50,275	2,843,554
Entergy Corp.	27,554	1,997,665
Exelon Corp.	132,308	4,634,749
FirstEnergy Corp.	64,614	2,180,723
NextEra Energy, Inc.	67,184	6,708,322
Northeast Utilities	48,674	2,300,333
Pepco Holdings, Inc.	38,656	1,034,435
Pinnacle West Capital Corp.	17,007	951,542
PPL Corp.	97,325	3,244,816
Southern Co. (The)	137,018	6,279,535
Xcel Energy, Inc.	76,890	2,450,484

		46,796,707

Electrical Equipment 0.7%
AMETEK, Inc.	37,816	1,993,660
Eaton Corp. PLC	73,343	5,327,635

102

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide S&P 500 Index Fund

Common Stocks (continued)

	Shares	Market Value

Electrical Equipment (continued)
Emerson Electric Co.	108,477	$7,395,962
Rockwell Automation, Inc.	21,415	2,552,240
Roper Industries, Inc.	15,361	2,134,411

		19,403,908

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	24,412	2,327,684
Corning, Inc.	214,821	4,491,907
FLIR Systems, Inc.	21,773	741,153
Jabil Circuit, Inc.	28,957	499,798
TE Connectivity Ltd.	63,302	3,733,552

		11,794,094

Energy Equipment & Services 2.0%
Baker Hughes, Inc.	67,463	4,715,664
Cameron International Corp.*	33,452	2,173,042
Diamond Offshore Drilling, Inc.	10,686	583,562
Ensco PLC, Class A	36,039	1,818,167
FMC Technologies, Inc.*	36,461	2,067,339
Halliburton Co.	131,297	8,280,902
Helmerich & Payne, Inc.	16,594	1,802,938
Nabors Industries Ltd.	40,263	1,027,512
National Oilwell Varco, Inc.	66,125	5,192,796
Noble Corp. PLC	39,215	1,208,214
Rowan Cos. PLC, Class A*	19,096	590,448
Schlumberger Ltd.	201,734	20,486,088
Transocean Ltd.	52,366	2,255,404

		52,202,076

Food & Staples Retailing 2.3%
Costco Wholesale Corp.	67,853	7,849,235
CVS Caremark Corp.	182,461	13,268,564
Kroger Co. (The)	79,706	3,669,664
Safeway, Inc.	35,539	1,210,458
Sysco Corp.	90,266	3,288,390
Walgreen Co.	134,891	9,159,099
Wal-Mart Stores, Inc.	249,655	19,900,000
Whole Foods Market, Inc.	57,398	2,852,681

		61,198,091

Food Products 1.6%
Archer-Daniels-Midland Co.	101,593	4,442,662
Campbell Soup Co.	27,598	1,255,433
ConAgra Foods, Inc.	64,841	1,978,299
General Mills, Inc.	96,373	5,109,696
Hershey Co. (The)	23,138	2,226,801
Hormel Foods Corp.	20,795	991,713
J.M. Smucker Co. (The)	16,001	1,546,977
Kellogg Co.	39,626	2,648,206
Keurig Green Mountain, Inc.	19,929	1,866,949
Kraft Foods Group, Inc.	92,016	5,232,030

Common Stocks (continued)

	Shares	Market Value

Food Products (continued)
McCormick & Co., Inc., Non-Voting Shares	20,222	$1,439,806
Mead Johnson Nutrition Co.	31,118	2,746,475
Mondelez International, Inc., Class A	262,478	9,357,341
Tyson Foods, Inc., Class A	41,483	1,741,041

		42,583,429

Gas Utilities 0.0%†
AGL Resources, Inc.	18,361	991,494

Health Care Equipment & Supplies 2.0%
Abbott Laboratories	238,110	9,224,381
Baxter International, Inc.	83,819	6,101,185
Becton, Dickinson and Co.	29,785	3,366,599
Boston Scientific Corp.*	204,339	2,576,715
C.R. Bard, Inc.	11,971	1,643,978
CareFusion Corp.*	32,157	1,256,052
Covidien PLC	69,556	4,955,865
DENTSPLY International, Inc.	21,926	978,557
Edwards Lifesciences Corp.*	16,549	1,348,247
Intuitive Surgical, Inc.*	5,891	2,130,775
Medtronic, Inc.	154,435	9,083,867
St. Jude Medical, Inc.	43,794	2,779,605
Stryker Corp.	45,481	3,536,148
Varian Medical Systems, Inc.*	15,980	1,271,209
Zimmer Holdings, Inc.	26,128	2,529,190

		52,782,373

Health Care Providers & Services 2.0%
Aetna, Inc.	55,969	3,998,985
AmerisourceBergen Corp.	35,355	2,304,439
Cardinal Health, Inc.	52,911	3,677,844
Cigna Corp.	42,214	3,378,808
DaVita HealthCare Partners, Inc.*	27,306	1,892,306
Express Scripts Holding Co.*	119,750	7,972,955
Humana, Inc.	23,769	2,608,648
Laboratory Corp of America Holdings*	13,163	1,299,188
McKesson Corp.	35,511	6,008,106
Patterson Cos., Inc.	12,669	515,628
Quest Diagnostics, Inc.	22,262	1,245,114
Tenet Healthcare Corp.*	14,967	674,712
UnitedHealth Group, Inc.	152,642	11,454,256
WellPoint, Inc.	43,587	4,388,339

		51,419,328

Health Care Technology 0.1%
Cerner Corp.*	45,644	2,341,537

Hotels, Restaurants & Leisure 1.7%
Carnival Corp.	67,627	2,658,417
Chipotle Mexican Grill, Inc.*	4,788	2,386,818
Darden Restaurants, Inc.	20,255	1,006,876
International Game Technology	37,927	475,984
Marriott International, Inc., Class A	34,121	1,976,629

103

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide S&P 500 Index Fund

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
McDonald’s Corp.	152,749	$15,485,694
Starbucks Corp.	116,643	8,237,329
Starwood Hotels & Resorts Worldwide, Inc.	29,615	2,269,990
Wyndham Worldwide Corp.	19,774	1,410,677
Wynn Resorts Ltd.	12,495	2,547,606
Yum! Brands, Inc.	68,349	5,262,189

		43,718,209

Household Durables 0.4%
D.R. Horton, Inc.	43,937	978,916
Garmin Ltd.	18,996	1,084,672
Harman International Industries, Inc.	10,459	1,146,411
Leggett & Platt, Inc.	21,434	704,321
Lennar Corp., Class A	27,127	1,046,831
Mohawk Industries, Inc.*	9,424	1,247,832
Newell Rubbermaid, Inc.	43,038	1,295,874
PulteGroup, Inc.	52,989	974,468
Whirlpool Corp.	11,953	1,833,351

		10,312,676

Household Products 2.0%
Clorox Co. (The)	20,047	1,818,263
Colgate-Palmolive Co.	134,713	9,066,185
Kimberly-Clark Corp.	58,546	6,571,789
Procter & Gamble Co. (The)	418,397	34,538,672

		51,994,909

Independent Power and Renewable Electricity Producers 0.1%
AES Corp. (The)	101,654	1,468,900
NRG Energy, Inc.	50,183	1,641,988

		3,110,888

Industrial Conglomerates 2.4%
3M Co.	97,147	13,512,176
Danaher Corp.	92,693	6,801,812
General Electric Co.	1,548,212	41,631,421

		61,945,409

Information Technology Services 3.5%
Accenture PLC, Class A	98,294	7,885,145
Alliance Data Systems Corp.*	8,206	1,985,031
Automatic Data Processing, Inc.	74,350	5,796,326
Blackhawk Network Holdings, Inc., Class B*	880	20,260
Cognizant Technology Solutions Corp., Class A*	93,731	4,490,183
Computer Sciences Corp.	22,482	1,330,485
Fidelity National Information Services, Inc.	44,853	2,396,496
Fiserv, Inc.*	39,270	2,386,831
International Business Machines Corp.	151,048	29,676,401

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
MasterCard, Inc., Class A	157,462	$11,581,330
Paychex, Inc.	49,955	2,088,618
Teradata Corp.*	24,567	1,116,816
Total System Services, Inc.	25,507	810,357
Visa, Inc., Class A	78,219	15,847,952
Western Union Co. (The)	84,554	1,341,872
Xerox Corp.	171,881	2,078,041

		90,832,144

Insurance 2.8%
ACE Ltd.	51,950	5,315,524
Aflac, Inc.	70,337	4,411,537
Allstate Corp. (The)	68,992	3,929,094
American International Group, Inc.	225,921	12,003,183
Aon PLC	46,462	3,943,695
Assurant, Inc.	11,056	745,285
Chubb Corp. (The)	37,899	3,489,740
Cincinnati Financial Corp.	22,663	1,104,595
Genworth Financial, Inc., Class A*	76,437	1,364,400
Hartford Financial Services Group, Inc. (The)	68,874	2,470,510
Lincoln National Corp.	40,691	1,973,920
Loews Corp.	47,226	2,076,527
Marsh & McLennan Cos., Inc.	84,619	4,172,563
MetLife, Inc.	173,372	9,076,024
Principal Financial Group, Inc.	42,409	1,986,438
Progressive Corp. (The)	84,511	2,049,392
Prudential Financial, Inc.	71,445	5,764,183
Torchmark Corp.	13,666	1,089,180
Travelers Cos., Inc. (The)	54,368	4,924,653
Unum Group	39,998	1,328,734
XL Group PLC	42,600	1,335,510

		74,554,687

Internet & Catalog Retail 1.2%
Amazon.com, Inc.*	57,404	17,458,279
Expedia, Inc.	15,761	1,118,873
Netflix, Inc.*	9,229	2,972,107
Priceline Group, Inc. (The)*	8,047	9,316,414
TripAdvisor, Inc.*	17,119	1,382,188

		32,247,861

Internet Software & Services 3.0%
Akamai Technologies, Inc.*	27,508	1,459,849
eBay, Inc.*	179,800	9,319,034
Facebook, Inc., Class A*	263,611	15,758,666
Google, Inc., Class C*	43,559	22,940,783
Google, Inc., Class A*	43,559	23,298,838
VeriSign, Inc.*	19,389	914,773
Yahoo!, Inc.*	144,857	5,207,609

		78,899,552

104

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide S&P 500 Index Fund

Common Stocks (continued)

	Shares	Market Value

Leisure Products 0.1%
Hasbro, Inc.	17,983	$993,740
Mattel, Inc.	52,520	2,059,572

		3,053,312

Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.	51,450	2,780,358
PerkinElmer, Inc.	17,414	730,866
Thermo Fisher Scientific, Inc.	60,458	6,892,212
Waters Corp.*	13,143	1,295,111

		11,698,547

Machinery 1.8%
Caterpillar, Inc.	98,422	10,373,679
Cummins, Inc.	26,781	4,039,914
Deere & Co.	57,049	5,324,954
Dover Corp.	26,246	2,267,654
Flowserve Corp.	21,232	1,550,998
Illinois Tool Works, Inc.	60,317	5,140,818
Ingersoll-Rand PLC	39,901	2,386,080
Joy Global, Inc.	15,453	933,052
PACCAR, Inc.	54,672	3,497,914
Pall Corp.	16,940	1,425,501
Parker Hannifin Corp.	23,012	2,919,762
Pentair Ltd.	30,454	2,262,428
Snap-on, Inc.	8,983	1,042,028
Stanley Black & Decker, Inc.	24,011	2,062,305
Xylem, Inc.	28,498	1,071,240

		46,298,327

Media 3.5%
Cablevision Systems Corp., Class A	32,907	549,547
CBS Corp. Non-Voting Shares, Class B	85,155	4,918,553
Comcast Corp., Class A	402,216	20,818,700
DIRECTV*	73,114	5,673,646
Discovery Communications, Inc., Class A*	34,320	2,604,888
Gannett Co., Inc.	35,028	951,711
Interpublic Group of Cos., Inc. (The)	65,432	1,139,825
News Corp., Class A*	76,838	1,307,783
Omnicom Group, Inc.	39,843	2,696,574
Scripps Networks Interactive, Inc., Class A	16,930	1,270,935
Time Warner Cable, Inc.	42,814	6,056,468
Time Warner, Inc.	137,747	9,154,666
Twenty-First Century Fox, Inc., Class A	299,487	9,589,574
Viacom, Inc., Class B	61,493	5,225,675
Walt Disney Co. (The)	251,434	19,948,774

		91,907,319

Metals & Mining 0.5%
Alcoa, Inc.	166,296	2,240,007
Allegheny Technologies, Inc.	16,598	683,838
Freeport-McMoRan Copper & Gold, Inc.	160,237	5,507,346
Newmont Mining Corp.	76,833	1,907,763

Common Stocks (continued)

	Shares	Market Value

Metals & Mining (continued)
Nucor Corp.	49,127	$2,542,322
United States Steel Corp.	22,237	578,607

		13,459,883

Multiline Retail 0.7%
Dollar General Corp.*	45,465	2,566,044
Dollar Tree, Inc.*	32,111	1,672,020
Family Dollar Stores, Inc.	14,747	866,386
Kohl’s Corp.	31,061	1,701,832
Macy’s, Inc.	56,860	3,265,470
Nordstrom, Inc.	22,079	1,353,001
Target Corp.	97,537	6,022,910

		17,447,663

Multi-Utilities 1.2%
Ameren Corp.	37,440	1,546,646
CenterPoint Energy, Inc.	66,174	1,638,468
CMS Energy Corp.	41,157	1,247,469
Consolidated Edison, Inc.	45,197	2,622,782
Dominion Resources, Inc.	89,728	6,508,869
DTE Energy Co.	27,326	2,135,254
Integrys Energy Group, Inc.	12,354	757,053
NiSource, Inc.	48,451	1,759,740
PG&E Corp.	70,621	3,218,905
Public Service Enterprise Group, Inc.	78,106	3,200,003
SCANA Corp.	21,780	1,169,150
Sempra Energy	35,073	3,458,549
TECO Energy, Inc.	31,700	569,332
Wisconsin Energy Corp.	34,816	1,687,880

		31,520,100

Oil, Gas & Consumable Fuels 8.5%
Anadarko Petroleum Corp.	77,736	7,697,419
Apache Corp.	60,910	5,286,988
Cabot Oil & Gas Corp.	65,155	2,559,288
Chesapeake Energy Corp.	78,130	2,246,237
Chevron Corp.	294,598	36,977,941
ConocoPhillips	189,200	14,059,452
CONSOL Energy, Inc.	35,362	1,573,963
Denbury Resources, Inc.	54,934	923,990
Devon Energy Corp.	59,094	4,136,580
EOG Resources, Inc.	84,290	8,260,420
EQT Corp.	23,284	2,537,723
Exxon Mobil Corp.	666,810	68,288,012
Hess Corp.	42,168	3,759,699
Kinder Morgan, Inc.	103,321	3,374,464
Marathon Oil Corp.	107,545	3,887,752
Marathon Petroleum Corp.	45,455	4,225,042
Murphy Oil Corp.	26,571	1,685,398
Newfield Exploration Co.*	21,100	714,235
Noble Energy, Inc.	55,537	3,986,446
Occidental Petroleum Corp.	122,638	11,742,588
ONEOK, Inc.	32,067	2,027,276

105

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide S&P 500 Index Fund

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Peabody Energy Corp.	41,863	$795,816
Phillips 66	90,677	7,546,140
Pioneer Natural Resources Co.	22,054	4,262,377
QEP Resources, Inc.	27,730	851,034
Range Resources Corp.	25,258	2,284,586
Southwestern Energy Co.*	54,460	2,607,545
Spectra Energy Corp.	103,413	4,106,530
Tesoro Corp.	20,320	1,143,813
Valero Energy Corp.	82,172	4,697,773
Williams Cos., Inc. (The)	105,612	4,453,658

		222,700,185

Paper & Forest Products 0.1%
International Paper Co.	67,712	3,158,765

Personal Products 0.1%
Avon Products, Inc.	67,010	1,023,913
Estee Lauder Cos., Inc. (The), Class A	39,439	2,862,088

		3,886,001

Pharmaceuticals 6.2%
AbbVie, Inc.	245,124	12,766,058
Actavis PLC*	26,881	5,492,595
Allergan, Inc.	46,056	7,637,927
Bristol-Myers Squibb Co.	253,692	12,707,432
Eli Lilly & Co.	152,049	8,986,096
Forest Laboratories, Inc.*	36,800	3,382,288
Hospira, Inc.*	25,686	1,176,419
Johnson & Johnson	436,527	44,215,820
Merck & Co., Inc.	453,766	26,572,537
Mylan, Inc.*	57,391	2,914,315
Perrigo Co. PLC	20,638	2,989,620
Pfizer, Inc.	984,949	30,809,205
Zoetis, Inc.	77,155	2,334,710

		161,985,022

Professional Services 0.2%
Dun & Bradstreet Corp. (The)	5,802	642,629
Equifax, Inc.	18,832	1,333,494
Nielsen Holdings NV	43,847	2,058,617
Robert Half International, Inc.	21,183	948,998

		4,983,738

Real Estate Investment Trusts (REITs) 2.2%
American Tower Corp.	60,955	5,090,962
Apartment Investment & Management Co., Class A	22,597	696,665
AvalonBay Communities, Inc.	18,772	2,563,317
Boston Properties, Inc.	23,610	2,765,675
Crown Castle International Corp.	51,549	3,749,159
Equity Residential	51,817	3,080,002
Essex Property Trust, Inc.	9,497	1,645,450
General Growth Properties, Inc.	80,454	1,848,028

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
HCP, Inc.	70,545	$2,953,014
Health Care REIT, Inc.	44,745	2,822,962
Host Hotels & Resorts, Inc.	116,771	2,504,738
Kimco Realty Corp.	63,231	1,449,255
Macerich Co. (The)	21,688	1,407,768
Plum Creek Timber Co., Inc.	27,327	1,191,457
Prologis, Inc.	77,095	3,132,370
Public Storage	22,310	3,915,628
Simon Property Group, Inc.	48,493	8,398,988
Ventas, Inc.	45,410	3,000,693
Vornado Realty Trust	26,877	2,757,580
Weyerhaeuser Co.	90,202	2,692,530

		57,666,241

Real Estate Management & Development 0.0%†
CBRE Group, Inc., Class A*	43,029	1,146,293

Road & Rail 0.9%
CSX Corp.	155,483	4,387,730
Kansas City Southern	17,012	1,716,171
Norfolk Southern Corp.	47,792	4,517,778
Ryder System, Inc.	8,240	677,163
Union Pacific Corp.	70,221	13,372,185

		24,671,027

Semiconductors & Semiconductor Equipment 2.1%
Altera Corp.	49,004	1,593,610
Analog Devices, Inc.	48,226	2,473,511
Applied Materials, Inc.	186,879	3,561,914
Broadcom Corp., Class A	85,171	2,624,118
First Solar, Inc.*	10,925	737,328
Intel Corp.	767,228	20,477,315
KLA-Tencor Corp.	25,704	1,644,799
Lam Research Corp.*	25,051	1,443,188
Linear Technology Corp.	36,404	1,619,978
LSI Corp.	86,154	959,756
Microchip Technology, Inc.	30,728	1,460,809
Micron Technology, Inc.*	163,703	4,275,922
NVIDIA Corp.	85,527	1,579,684
Texas Instruments, Inc.	167,306	7,604,058
Xilinx, Inc.	41,145	1,941,633

		53,997,623

Software 3.5%
Adobe Systems, Inc.*	71,677	4,421,754
Autodesk, Inc.*	35,056	1,683,389
CA, Inc.	49,750	1,499,465
Citrix Systems, Inc.*	28,356	1,681,794
Electronic Arts, Inc.*	47,772	1,351,948
Intuit, Inc.	43,717	3,311,563
Microsoft Corp.	1,165,605	47,090,442
Oracle Corp.	534,377	21,845,332
Red Hat, Inc.*	29,247	1,422,867

106

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide S&P 500 Index Fund

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Salesforce.com, Inc.*	86,613	$4,473,561
Symantec Corp.	106,715	2,164,180

		90,946,295

Specialty Retail 2.0%
AutoNation, Inc.*	9,739	516,070
AutoZone, Inc.*	5,202	2,777,296
Bed Bath & Beyond, Inc.*	32,857	2,041,405
Best Buy Co., Inc.	42,209	1,094,479
CarMax, Inc.*	34,445	1,508,002
GameStop Corp., Class A	17,835	707,693
Gap, Inc. (The)	40,875	1,606,387
Home Depot, Inc. (The)	217,303	17,277,762
L Brands, Inc.	37,626	2,039,329
Lowe’s Cos., Inc.	161,381	7,409,002
O’Reilly Automotive, Inc.*	16,413	2,442,090
PetSmart, Inc.	16,019	1,084,166
Ross Stores, Inc.	33,164	2,257,805
Staples, Inc.	100,416	1,255,200
Tiffany & Co.	16,993	1,486,718
TJX Cos., Inc. (The)	109,745	6,384,964
Tractor Supply Co.	21,535	1,448,013
Urban Outfitters, Inc.*	16,763	597,685

		53,934,066

Technology Hardware, Storage & Peripherals 4.2%
Apple, Inc.(a)	137,643	81,221,758
EMC Corp.	312,576	8,064,461
Hewlett-Packard Co.	292,437	9,667,967
NetApp, Inc.	51,120	1,820,383
SanDisk Corp.	34,798	2,956,786
Seagate Technology PLC	50,730	2,667,384
Western Digital Corp.	32,447	2,859,554

		109,258,293

Textiles, Apparel & Luxury Goods 0.8%
Coach, Inc.	42,834	1,912,538
Fossil Group, Inc.*	7,418	791,130
Michael Kors Holdings Ltd.*	27,686	2,524,963
NIKE, Inc., Class B	114,777	8,372,982
PVH Corp.	12,595	1,581,554
Ralph Lauren Corp.	9,124	1,381,100
Under Armour, Inc., Class A*	24,822	1,213,548
VF Corp.	54,365	3,321,158

		21,098,973

Thrifts & Mortgage Finance 0.0%†
Hudson City Bancorp, Inc.	73,621	733,265
People’s United Financial, Inc.	47,877	683,684

		1,416,949

Common Stocks (continued)

	Shares	Market Value

Tobacco 1.5%
Altria Group, Inc.	307,524	$12,334,788
Lorillard, Inc.	55,893	3,321,162
Philip Morris International, Inc.	244,612	20,897,203
Reynolds American, Inc.	48,057	2,711,856

		39,265,009

Trading Companies & Distributors 0.2%
Fastenal Co.	42,131	2,109,920
W.W. Grainger, Inc.	9,449	2,403,826

		4,513,746

Total Common Stocks (cost $1,630,113,635)		2,595,196,928

Mutual Fund 1.3%
Money Market Fund 1.3%
Fidelity Institutional Money Market Fund — Institutional Class, 0.09% (b)	33,560,547	33,560,547

Total Mutual Fund (cost $33,560,547)		33,560,547

Total Investments (cost $1,663,674,182) (c) — 100.1%		2,628,757,475

Liabilities in excess of other assets — (0.1%)		(3,703,344)

NET ASSETS — 100.0%		$2,625,054,131

*	Denotes a non-income producing security.

(a)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(b)	Represents 7-day effective yield as of April 30, 2014.

(c)	See notes to financial statements for tax cost and unrealized appreciation/ (depreciation) of securities.

†	Amount rounds to less than 0.1%.

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

107

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide S&P 500 Index Fund

At April 30, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
393	E-mini S&P 500	06/20/14	$36,900,735	$351,060

The accompanying notes are an integral part of these financial statements.

108

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide S&P 500 Index Fund
Assets:
Investments, at value (cost $1,663,674,182)	$2,628,757,475
Dividends receivable	2,402,333
Receivable for investments sold	24,029
Receivable for capital shares issued	371,431
Reclaims receivable	1,874
Receivable for variation margin on futures contracts	113,524
Prepaid expenses	95,354

Total Assets	2,631,766,020

Liabilities:
Payable for investments purchased	1,213,610
Payable for capital shares redeemed	4,843,379
Accrued expenses and other payables:
Investment advisory fees	248,741
Fund administration fees	67,754
Distribution fees	83,313
Administrative servicing fees	164,654
Accounting and transfer agent fees	4,083
Trustee fees	6,349
Custodian fees	20,249
Compliance program costs (Note 3)	1,816
Professional fees	23,914
Printing fees	14,682
Other	19,345

Total Liabilities	6,711,889

Net Assets	$2,625,054,131

Represented by:
Capital	$1,678,834,994
Accumulated undistributed net investment income	5,705,159
Accumulated net realized losses from investment and futures transactions	(24,920,375)
Net unrealized appreciation/(depreciation) from investments	965,083,293
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	351,060

Net Assets	$2,625,054,131

109

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide S&P 500 Index Fund
Net Assets:
Class A Shares	$121,946,602
Class C Shares	11,989,382
Class R Shares	2,229,377
Institutional Service Class Shares	193,132,634
Institutional Class Shares	1,906,023,645
Service Class Shares	389,732,491

Total	$2,625,054,131

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	8,484,402
Class C Shares	846,725
Class R Shares	155,550
Institutional Service Class Shares	13,377,236
Institutional Class Shares	131,778,420
Service Class Shares	27,100,433

Total	181,742,766

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$14.37
Class C Shares (b)	$14.16
Class R Shares	$14.33
Institutional Service Class Shares	$14.44
Institutional Class Shares	$14.46
Service Class Shares	$14.38
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$15.25

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

110

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide S&P 500 Index Fund
INVESTMENT INCOME:
Dividend income	$26,334,012
Income from securities lending (Note 2)	25,192
Foreign tax withholding	(1,005)

Total Income	26,358,199

EXPENSES:
Investment advisory fees	1,488,238
Fund administration fees	379,835
Distribution fees Class A	144,832
Distribution fees Class B (a)	16,516
Distribution fees Class C	67,411
Distribution fees Class R (b)	5,393
Distribution fees Service Class	297,219
Administrative servicing fees Class A	86,900
Administrative servicing fees Class C	641
Administrative servicing fees Class R (b)	2,697
Administrative servicing fees Institutional Service Class	225,322
Administrative servicing fees Service	495,363
Registration and filing fees	44,519
Professional fees	62,655
Printing fees	8,795
Trustee fees	41,374
Custodian fees	47,650
Accounting and transfer agent fees	26,492
Compliance program costs (Note 3)	3,506
Other	87,532

Total expenses before earnings credit	3,532,890

Earnings credit (Note 5)	(31)

Net Expenses	3,532,859

NET INVESTMENT INCOME	22,825,340

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	37,509,958
Net realized gains from futures transactions (Note 2)	5,201,459

Net realized gains from investments and futures transactions	42,711,417

Net change in unrealized appreciation/(depreciation) from investments	139,799,380
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(2,058,316)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	137,741,064

Net realized/unrealized gains from investments and futures transactions	180,452,481

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$203,277,821

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

111

Statements of Changes in Net Assets

	Nationwide S&P 500 Index Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net investment income	$22,825,340	$53,723,563
Net realized gains from investments and futures transactions	42,711,417	181,547,267
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	137,741,064	404,430,619

Change in net assets resulting from operations	203,277,821	639,701,449

Distributions to Shareholders From:
Net investment income:
Class A	(1,329,658)	(1,316,237)
Class B (a)	(39,697)	(61,495)
Class C	(118,009)	(79,278)
Class R (b)	(20,918)	(17,106)
Institutional Service Class	(2,143,180)	(1,735,592)
Institutional Class	(24,446,813)	(37,263,175)
Service Class	(4,602,203)	(5,169,696)
Net realized gains:
Class A	(8,339,102)	(734,057)
Class B (a)	(395,595)	(67,969)
Class C	(1,012,481)	(57,997)
Class R (b)	(151,053)	(13,297)
Institutional Service Class	(12,477,206)	(822,250)
Institutional Class	(130,541,896)	(17,203,923)
Service Class	(29,215,873)	(3,121,164)

Change in net assets from shareholder distributions	(214,833,684)	(67,663,236)

Change in net assets from capital transactions	106,955,910	(563,634,651)

Change in net assets	95,400,047	8,403,562

Net Assets:
Beginning of period	2,529,654,084	2,521,250,522

End of period	$2,625,054,131	$2,529,654,084

Accumulated undistributed net investment income at end of period	$5,705,159	$15,580,297

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$21,930,323	$44,948,975
Dividends reinvested	8,481,636	1,798,438
Cost of shares redeemed	(20,416,454)	(36,118,052)

Total Class A Shares	9,995,505	10,629,361

Class B Shares (a)
Proceeds from shares issued	33,942	145,270
Dividends reinvested	80,570	18,982
Cost of shares redeemed	(5,566,261)	(3,881,618)

Total Class B Shares	(5,451,749)	(3,717,366)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

112

Statements of Changes in Net Assets (Continued)

	Nationwide S&P 500 Index Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$2,407,700	$10,396,626
Dividends reinvested	822,945	88,871
Cost of shares redeemed	(4,898,228)	(4,854,407)

Total Class C Shares	(1,667,583)	5,631,090

Class R Shares (b)
Proceeds from shares issued	333,642	683,522
Dividends reinvested	171,971	30,403
Cost of shares redeemed	(285,374)	(547,622)

Total Class R Shares	220,239	166,303

Institutional Service Class Shares
Proceeds from shares issued	18,059,830	73,040,382
Dividends reinvested	14,620,386	2,557,842
Cost of shares redeemed	(11,058,859)	(22,869,313)

Total Institutional Service Class Shares	21,621,357	52,728,911

Institutional Class Shares
Proceeds from shares issued	37,783,451	112,680,379
Dividends reinvested	154,988,709	54,414,784
Cost of shares redeemed	(98,997,886)	(757,175,126)

Total Institutional Class Shares	93,774,274	(590,079,963)

Service Class Shares
Proceeds from shares issued	10,461,276	29,926,217
Dividends reinvested	33,814,723	8,289,825
Cost of shares redeemed	(55,812,132)	(77,209,029)

Total Service Shares	(11,536,133)	(38,992,987)

Change in net assets from capital transactions	$106,955,910	$(563,634,651)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

113

Statements of Changes in Net Assets (Continued)

	Nationwide S&P 500 Index Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
SHARE TRANSACTIONS:
Class A Shares
Issued	1,556,000	3,457,067
Reinvested	615,207	146,617
Redeemed	(1,454,585)	(2,767,833)

Total Class A Shares	716,622	835,851

Class B Shares (a)
Issued	2,442	11,352
Reinvested	5,877	1,594
Redeemed	(399,166)	(291,362)

Total Class B Shares	(390,847)	(278,416)

Class C Shares
Issued	173,044	812,984
Reinvested	60,543	7,351
Redeemed	(350,068)	(369,768)

Total Class C Shares	(116,481)	450,567

Class R Shares (b)
Issued	23,691	52,894
Reinvested	12,502	2,507
Redeemed	(20,062)	(41,168)

Total Class R Shares	16,131	14,233

Institutional Service Class Shares
Issued	1,273,027	5,390,769
Reinvested	1,055,777	205,569
Redeemed	(772,139)	(1,741,089)

Total Institutional Service Class Shares	1,556,665	3,855,249

Institutional Class Shares
Issued	2,655,175	8,790,255
Reinvested	11,174,982	4,392,040
Redeemed	(6,863,007)	(55,343,746)

Total Institutional Class Shares	6,967,150	(42,161,451)

Service Class Shares
Issued	733,262	2,262,995
Reinvested	2,450,974	678,234
Redeemed	(3,936,763)	(5,994,647)

Total Service Shares	(752,527)	(3,053,418)

Total change in shares	7,996,713	(40,337,385)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

114

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide S&P 500 Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$14.50	0.10	1.01	1.11	(0.17)	(1.07)	(1.24)	—	$14.37	8.06%	$121,946,602	0.57%	1.49%	0.57%	2.24%
Year Ended October 31, 2013 (f)	$11.73	0.22	2.83	3.05	(0.18)	(0.10)	(0.28)	—	$14.50	26.50%	$112,594,934	0.57%	1.65%	0.57%	3.67%
Year Ended October 31, 2012 (f)	$10.47	0.18	1.32	1.50	(0.17)	(0.07)	(0.24)	—	$11.73	14.53%	$81,276,957	0.57%	1.63%	0.58%	3.71%
Year Ended October 31, 2011 (f)	$9.91	0.15	0.59	0.74	(0.18)	—	(0.18)	—	$10.47	7.46%	$73,439,959	0.62%	1.43%	0.63%	4.12%
Year Ended October 31, 2010 (f)	$8.66	0.15	1.21	1.36	(0.11)	—	(0.11)	—	$9.91	15.78%	$107,697,519	0.63%	1.59%	0.66%	4.48%
Year Ended October 31, 2009 (f)	$8.09	0.15	0.58	0.73	(0.16)	—	(0.16)	—	$8.66	9.32%	$91,782,717	0.52%	1.97%	0.60%	4.24%

Class C Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$14.30	0.06	0.99	1.05	(0.12)	(1.07)	(1.19)	—	$14.16	7.70%	$11,989,382	1.18%	0.91%	1.18%	2.24%
Year Ended October 31, 2013 (f)	$11.58	0.13	2.81	2.94	(0.12)	(0.10)	(0.22)	—	$14.30	25.79%	$13,770,861	1.18%	0.98%	1.18%	3.67%
Year Ended October 31, 2012 (f)	$10.35	0.11	1.29	1.40	(0.10)	(0.07)	(0.17)	—	$11.58	13.80%	$5,938,136	1.21%	0.98%	1.21%	3.71%
Year Ended October 31, 2011 (f)	$9.80	0.09	0.58	0.67	(0.12)	—	(0.12)	—	$10.35	6.85%	$3,412,978	1.20%	0.82%	1.21%	4.12%
Year Ended October 31, 2010 (f)	$8.57	0.09	1.20	1.29	(0.06)	—	(0.06)	—	$9.80	15.14%	$3,588,539	1.22%	1.00%	1.25%	4.48%
Year Ended October 31, 2009 (f)	$8.00	(0.02)	0.69	0.67	(0.10)	—	(0.10)	—	$8.57	8.62%	$3,011,534	1.23%	(0.23)%	1.31%	4.24%

Class R Shares (g)(h)
Six Months Ended April 30, 2014 (f) (Unaudited)	$14.46	0.08	1.00	1.08	(0.14)	(1.07)	(1.21)	—	$14.33	7.83%	$2,229,377	0.92%	1.14%	0.92%	2.24%
Year Ended October 31, 2013 (f)	$11.69	0.17	2.83	3.00	(0.13)	(0.10)	(0.23)	—	$14.46	26.06%	$2,015,761	0.93%	1.30%	0.93%	3.67%
Year Ended October 31, 2012 (f)	$10.45	0.14	1.31	1.45	(0.14)	(0.07)	(0.21)	—	$11.69	14.18%	$1,463,340	0.92%	1.24%	0.93%	3.71%
Year Ended October 31, 2011 (f)	$9.90	0.11	0.59	0.70	(0.15)	—	(0.15)	—	$10.45	7.06%	$774,839	0.95%	1.07%	0.95%	4.12%
Year Ended October 31, 2010 (f)	$8.65	0.11	1.22	1.33	(0.08)	—	(0.08)	—	$9.90	15.48%	$679,538	0.97%	1.21%	0.99%	4.48%
Year Ended October 31, 2009 (f)	$8.08	0.12	0.58	0.70	(0.13)	—	(0.13)	—	$8.65	8.95%	$388,693	0.90%	1.56%	0.98%	4.24%

Institutional Service Class Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$14.55	0.12	1.02	1.14	(0.18)	(1.07)	(1.25)	—	$14.44	8.18%	$193,132,634	0.42%	1.64%	0.42%	2.24%
Year Ended October 31, 2013 (f)	$11.77	0.23	2.85	3.08	(0.20)	(0.10)	(0.30)	—	$14.55	26.65%	$172,046,113	0.44%	1.76%	0.44%	3.67%
Year Ended October 31, 2012 (f)	$10.51	0.20	1.32	1.52	(0.19)	(0.07)	(0.26)	—	$11.77	14.71%	$93,780,481	0.46%	1.74%	0.46%	3.71%
Year Ended October 31, 2011 (f)	$9.96	0.17	0.58	0.75	(0.20)	—	(0.20)	—	$10.51	7.55%	$81,543,635	0.45%	1.57%	0.46%	4.12%
Year Ended October 31, 2010 (f)	$8.69	0.17	1.22	1.39	(0.12)	—	(0.12)	—	$9.96	16.01%	$77,135,518	0.47%	1.76%	0.50%	4.48%
Year Ended October 31, 2009 (f)	$8.12	0.20	0.53	0.73	(0.16)	—	(0.16)	—	$8.69	9.42%	$69,764,415	0.48%	2.57%	0.56%	4.24%

Institutional Class Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$14.58	0.13	1.02	1.15	(0.20)	(1.07)	(1.27)	—	$14.46	8.23%	$1,906,023,645	0.17%	1.89%	0.17%	2.24%
Year Ended October 31, 2013 (f)	$11.79	0.27	2.85	3.12	(0.23)	(0.10)	(0.33)	—	$14.58	26.98%	$1,819,663,954	0.19%	2.07%	0.19%	3.67%
Year Ended October 31, 2012 (f)	$10.53	0.23	1.31	1.54	(0.21)	(0.07)	(0.28)	—	$11.79	14.96%	$1,968,477,602	0.21%	2.00%	0.21%	3.71%
Year Ended October 31, 2011 (f)	$9.97	0.19	0.60	0.79	(0.23)	—	(0.23)	—	$10.53	7.91%	$1,880,635,492	0.20%	1.82%	0.21%	4.12%
Year Ended October 31, 2010 (f)	$8.70	0.19	1.23	1.42	(0.15)	—	(0.15)	—	$9.97	16.41%	$1,768,870,557	0.22%	2.01%	0.25%	4.48%
Year Ended October 31, 2009 (f)	$8.13	0.17	0.58	0.75	(0.18)	—	(0.18)	—	$8.70	9.55%	$1,482,444,134	0.23%	2.25%	0.31%	4.24%

Service Class Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$14.50	0.11	1.01	1.12	(0.17)	(1.07)	(1.24)	—	$14.38	8.05%	$389,732,491	0.57%	1.50%	0.57%	2.24%
Year Ended October 31, 2013 (f)	$11.73	0.22	2.83	3.05	(0.18)	(0.10)	(0.28)	—	$14.50	26.44%	$403,929,280	0.59%	1.66%	0.59%	3.67%
Year Ended October 31, 2012 (f)	$10.46	0.18	1.32	1.50	(0.16)	(0.07)	(0.23)	—	$11.73	14.60%	$362,511,511	0.61%	1.60%	0.61%	3.71%
Year Ended October 31, 2011 (f)	$9.91	0.15	0.58	0.73	(0.18)	—	(0.18)	—	$10.46	7.42%	$348,833,896	0.60%	1.42%	0.61%	4.12%
Year Ended October 31, 2010 (f)	$8.66	0.15	1.22	1.37	(0.12)	—	(0.12)	—	$9.91	15.89%	$377,369,752	0.62%	1.63%	0.65%	4.48%
Year Ended October 31, 2009 (f)	$8.08	0.15	0.57	0.72	(0.14)	—	(0.14)	—	$8.66	9.27%	$381,086,600	0.63%	1.92%	0.72%	4.24%

Amounts designated as “ – “ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
The accompanying notes are an integral part of these financial statements.

115

Fund Commentary	Nationwide Small Cap Index Fund

For the semiannual period ended April 30, 2014, the Nationwide Small Cap Index Fund (Institutional Class) returned 3.08% versus 3.08% for its benchmark, the Russell 2000® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Core Funds (consisting of 754 funds as of April 30, 2014) was 4.18% for the same time period.

Market Review

The fourth quarter of 2013 began with U.S. equity markets in the midst of a downturn as political brinksmanship in Washington, D.C., prolonged the debate over the nation’s debt ceiling, leading to a partial government shutdown. Equities quickly rebounded in mid-October when U.S. politicians engineered a compromise to reopen the government and extend the debt ceiling until early 2014. Weak U.S. economic data drove stock prices higher as indications of subpar growth reinforced investors’ expectations that the Federal Reserve (Fed) would continue its aggressive asset purchase program. In addition, the modest pace of economic growth boded well for high corporate profit margins as the U.S. recovery was strong enough to support revenues while wage growth was nearly stagnant, keeping costs low.

European stock markets rallied during the fourth quarter of 2013 as the region broadly pulled out of recession. Markets in the peripheral countries, including Greece (which was removed from the index on November 27, 2013), Italy and Spain, performed particularly well. In early November 2013, the European Central Bank surprised investors with an interest-rate cut in light of declining rates of inflation in the eurozone. The Bank of England did not make any policy changes during the quarter but continued to use forward guidance to keep short-term rates low. Strong performance in UK stocks was reflective of the recent pickup in the domestic recovery and increasingly optimistic growth forecasts. In Asia, Japanese stocks benefited from the continuation of the Bank of Japan’s aggressive monetary policy easing in its efforts to combat deflation. The depreciating yen was a strong tailwind for corporate profits in this export-driven economy, with notable strength in automobile sales.

As the fourth quarter of 2013 progressed, investors globally grappled with rising uncertainty as to when and how much the Fed would begin gradually reducing, or “tapering,” its monthly asset purchases. On the one hand, the persistence of slow growth and low inflation provided significant latitude for monetary policy decisions, and investors were further encouraged by dovish comments from then-Vice Chair Janet Yellen. On the other hand, U.S. housing and manufacturing reports had begun to signal fundamental improvement in the economy. Mounting expectations of the eventual reduction of monetary stimulus caused increased market volatility later in the fourth quarter; this was relieved, however, when the Fed ultimately announced the commencement of tapering in mid-December 2013. Investors reacted positively to this policy move as it signaled the Fed’s perception of real improvement in U.S. growth. In addition, investors felt relief from the tenacious anxiety that had gripped them since Fed Chairman Ben Bernanke initially mentioned the possibility of the Fed’s tapering stimulus measures in May 2013. Sentiment also was buoyed by the extension of the Fed’s expected time horizon for maintaining low short-term interest rates.

After a stellar equity market rally through 2013, investors’ risk appetite diminished in the new year amid heightened risks in emerging markets and softer-than-expected economic data in the United States. Emerging markets struggled against the headwinds of diminishing global liquidity, currency weakness, debt problems and uneven growth rates. Most notably, China’s economy showed signs of further deceleration. In the United States, most indicators continued to signal a strengthening economy; stagnant wage growth, however, raised concerns about the sustainability of the positive momentum. The release of lackluster fourth-quarter 2013 corporate earnings reports reinforced investors’ negative sentiment on the United States. The overall shakiness of the global growth environment compelled investors to seek safer investments and, consequently, to broadly sell equities in January 2014.

116

Fund Commentary	Nationwide Small Cap Index Fund

Although these headwinds persisted, U.S. equities were back on the rise in February 2014, due in part to positive developments in Washington, D.C. For example, Congress extended the nation’s debt ceiling through mid-March 2015, thereby reducing some degree of fiscal uncertainty for the next year. In addition, investors were encouraged by market-friendly comments from new Fed Chair Janet Yellen in her first congressional testimony. Although U.S. economic data had weakened, investors generally viewed this recent trend as temporary and continued to take on U.S. equity risk given expectations that growth would pick up as the year progressed.

In March 2014, sentiment became dominated by tensions between Russia and Ukraine over the disputed region of Crimea. Concerns that Western sanctions imposed on Russia could lead to more volatility in global financial markets drove investors away from risk assets. These worries, however, quickly abated and equities rebounded after Russia annexed Crimea. The sanctions turned out to be relatively modest and did not provoke any serious response from Russia. Also making headlines in March was a statement from Fed Chair Yellen indicating that the Fed may raise short-term interest rates earlier than the markets previously had forecasted. This shift in forward guidance took many by surprise but generally did not deter equity investors.

Portfolio Objective

On a semiannual basis, the Fund met its objective of closely tracking the return of its benchmark.

Performance Summary

U.S. small-capitalization stocks, as represented by the Russell 2000® Index, advanced 3.08% during the reporting period. The strongest-performing sectors in the Russell 2000® Index for the reporting period were utilities, with 8.00%, consumer staples, with 6.99%, materials, with 6.58% and industrials up 5.73%. Sectors with the weakest performance during the performance period included telecommunications, which registered -6.11%, health care with 0.75%, consumer discretionary, with 0.80% and financials, with 0.92%.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, Alan Mason and Greg Savage

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of smaller companies. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

117

Fund Overview	Nationwide Small Cap Index Fund

Objective

The Fund seeks to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses.

Asset Allocation†

Common Stocks	95.3%
Repurchase Agreement	7.5%
Mutual Funds	5.4%
Right††	0.0%
Warrant††	0.0%
Liabilities in excess of other assets†††	(8.2)%
100.0%

Top Industries††††

Real Estate Investment Trusts (REITs)	7.3%
Banks	6.3%
Biotechnology	3.7%
Oil, Gas & Consumable Fuels	3.6%
Software	3.3%
Semiconductors & Semiconductor Equipment	3.3%
Health Care Equipment & Supplies	2.9%
Machinery	2.9%
Specialty Retail	2.8%
Internet Software & Services	2.4%
Other Industries*	61.5%
100.0%

Top Holdings††††

Fidelity Institutional Money Market Fund — Institutional Class	4.9%
American Realty Capital Properties, Inc.	0.3%
Acuity Brands, Inc.	0.3%
Rite Aid Corp.	0.3%
NorthStar Realty Finance Corp.	0.3%
SunEdison, Inc.	0.3%
Middleby Corp. (The)	0.3%
CoStar Group, Inc.	0.3%
athenahealth, Inc.	0.3%
Kate Spade & Co.	0.3%
Other Holdings*	92.4%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of April 30, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

118

Fund Performance	Nationwide Small Cap Index Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	2.80%	19.95%	19.32%	8.08%
	w/SC2	(3.12)%	13.08%	17.92%	7.45%
Class C	w/o SC1	2.54%	19.26%	18.59%	7.45%
	w/SC3	1.58%	18.26%	18.59%	7.45%
Class R4,5,6		2.77%	19.84%	19.19%	8.01%
Institutional Class[4]		3.08%	20.45%	19.79%	8.52%
Russell 2000® Index		3.08%	20.50%	19.84%	8.67%
CPI		1.51%	1.95%	2.14%	2.35%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]

These returns until the creation of Class R2 shares (03/09/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in SCs, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

[6]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio*
Class A	0.78%
Class C	1.38%
Class R	0.86%
Institutional Class	0.36%

*	Current effective prospectus dated March 1, 2014. Please see the Fund’s most recent prospectus for details.

119

Fund Performance (con’t.)	Nationwide Small Cap Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Small Cap Index Fund versus the Russell 2000® Index and the Consumer Price Index (CPI) over the 10-year period ended 4/30/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

120

Shareholder Expense Example	Nationwide Small Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Small Cap Index Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14	Expense Ratio During Period (%) 11/01/13 - 04/30/14
Class A Shares	Actual	[a]	1,000.00	1,028.00	3.32	0.66
	Hypothetical[a,b]		1,000.00	1,021.52	3.31	0.66
Class C Shares	Actual	[a]	1,000.00	1,025.40	6.43	1.28
	Hypothetical[a,b]		1,000.00	1,018.45	6.41	1.28
Class R SharesC	Actual	[a]	1,000.00	1,027.70	3.87	0.77
	Hypothetical[a,b]		1,000.00	1,020.98	3.86	0.77
Institutional Class Shares	Actual	[a]	1,000.00	1,030.80	1.31	0.26
	Hypothetical[a,b]		1,000.00	1,023.51	1.30	0.26

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

c	Effective March 3, 2014, Class R Shares were renamed Class R Shares

121

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Small Cap Index Fund

Common Stocks 95.3%

	Shares	Market Value

Aerospace & Defense 1.7%
AAR Corp.	18,319	$474,462
Aerovironment, Inc.*	8,551	288,767
American Science & Engineering, Inc.	3,745	251,664
API Technologies Corp.* (a)	15,580	35,522
Astronics Corp.*	6,994	399,497
Cubic Corp.	9,136	433,321
Curtiss-Wright Corp.	21,620	1,382,383
DigitalGlobe, Inc.*	34,420	1,025,028
Ducommun, Inc.*	4,890	118,680
Engility Holdings, Inc.*	7,996	348,945
Erickson, Inc.* (a)	1,697	26,830
Esterline Technologies Corp.*	14,438	1,574,031
GenCorp, Inc.* (a)	28,150	494,314
HEICO Corp.	30,640	1,695,005
Innovative Solutions & Support, Inc.*	6,085	40,952
KEYW Holding Corp. (The)* (a)	14,811	190,321
Kratos Defense & Security Solutions, Inc.*	20,314	146,667
LMI Aerospace, Inc.* (a)	4,791	65,349
Moog, Inc., Class A*	20,909	1,368,494
National Presto Industries, Inc. (a)	2,221	160,490
Orbital Sciences Corp.*	27,700	814,380
Sparton Corp.*	4,716	128,087
Taser International, Inc.*	23,786	384,144
Teledyne Technologies, Inc.*	17,241	1,600,999

		13,448,332

Air Freight & Logistics 0.4%
Air Transport Services Group, Inc.*	24,100	188,703
Atlas Air Worldwide Holdings, Inc.*	11,963	418,585
Echo Global Logistics, Inc.*	8,247	161,311
Forward Air Corp.	13,880	613,912
Hub Group, Inc., Class A*	17,052	761,372
Park-Ohio Holdings Corp.*	4,033	235,487
UTi Worldwide, Inc.	41,840	409,614
XPO Logistics, Inc.* (a)	23,770	645,118

		3,434,102

Airlines 0.5%
Allegiant Travel Co.	6,929	813,811
Hawaiian Holdings, Inc.* (a)	23,948	346,049
JetBlue Airways Corp.*	112,730	891,131
Republic Airways Holdings, Inc.*	22,652	188,238
SkyWest, Inc.	23,974	278,098
Spirit Airlines, Inc.*	27,850	1,582,994

		4,100,321

Auto Components 1.0%
American Axle & Manufacturing Holdings, Inc.*	31,089	548,721
Cooper Tire & Rubber Co.	29,235	735,260
Dana Holding Corp.	72,898	1,543,251
Dorman Products, Inc.*	11,648	670,342
Drew Industries, Inc.	10,543	530,524

Common Stocks (continued)

	Shares	Market Value

Auto Components (continued)
Federal-Mogul Holdings Corp.*	9,140	$157,391
Fox Factory Holding Corp.*	4,510	76,625
Fuel Systems Solutions, Inc.*	6,293	65,951
Gentherm, Inc.*	16,236	590,178
Modine Manufacturing Co.*	21,809	359,412
Remy International, Inc.	6,546	173,600
Shiloh Industries, Inc.*	2,897	57,187
Spartan Motors, Inc.	15,855	84,190
Standard Motor Products, Inc.	9,174	348,520
Stoneridge, Inc.*	13,215	141,268
Superior Industries International, Inc.	10,650	225,141
Tenneco, Inc.*	28,100	1,682,347
Tower International, Inc.*	2,811	78,174

		8,068,082

Automobiles 0.0%†
Winnebago Industries, Inc.*	13,000	310,700

Banks 6.8%
1st Source Corp.	6,944	204,779
1st United Bancorp, Inc.	13,976	102,304
Access National Corp.	3,518	51,890
American National Bankshares, Inc.	3,693	78,698
Ameris Bancorp*	11,630	247,370
Ames National Corp. (a)	4,355	95,070
Arrow Financial Corp.	4,928	123,348
BancFirst Corp.	3,240	188,600
Banco Latinoamericano de Comercio Exterior SA, Class E	13,491	346,989
Bancorp, Inc.*	15,184	240,211
BancorpSouth, Inc.	43,961	1,026,929
Bank of Kentucky Financial Corp. (The)	2,900	100,079
Bank of Marin Bancorp	2,651	120,382
Bank of the Ozarks, Inc.	14,354	859,805
Banner Corp.	9,003	355,979
Bar Harbor Bankshares	1,742	65,464
BBCN Bancorp, Inc.	36,503	562,511
BNC Bancorp	8,596	140,115
Boston Private Financial Holdings, Inc.	37,021	463,133
Bridge Bancorp, Inc.	5,126	124,664
Bridge Capital Holdings*	4,471	100,150
Bryn Mawr Bank Corp.	6,305	172,000
C&F Financial Corp.	1,533	47,906
Camden National Corp.	3,541	135,160
Capital Bank Financial Corp., Class A*	10,869	259,226
Capital City Bank Group, Inc.	5,635	78,326
Cardinal Financial Corp.	14,766	248,069
Cascade Bancorp* (a)	2,677	12,662
Cathay General Bancorp	36,447	860,149
Center Bancorp, Inc. (a)	5,520	102,175
Centerstate Banks, Inc.	14,081	154,469
Central Pacific Financial Corp.	10,154	190,591
Century Bancorp, Inc., Class A	1,498	50,183

122

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Chemical Financial Corp.	13,626	$382,482
Chemung Financial Corp.	1,608	45,973
Citizens & Northern Corp.	5,876	110,116
City Holding Co.	7,238	311,162
CNB Financial Corp.	6,596	108,966
CoBiz Financial, Inc.	16,434	164,997
Columbia Banking System, Inc.	23,573	585,082
Community Bank System, Inc.	18,487	687,532
Community Trust Bancorp, Inc.	6,473	238,660
CommunityOne Bancorp*	4,936	48,126
ConnectOne Bancorp, Inc.*	802	38,496
CU Bancorp*	4,147	75,268
Customers Bancorp, Inc.*	9,126	201,046
CVB Financial Corp.	42,394	613,017
Eagle Bancorp, Inc.*	10,354	345,720
Enterprise Bancorp, Inc.	3,466	63,289
Enterprise Financial Services Corp.	8,792	157,113
Farmers Capital Bank Corp.*	3,442	71,903
Fidelity Southern Corp.	6,654	87,899
Financial Institutions, Inc.	6,360	147,234
First Bancorp, Inc.	4,332	69,009
First Bancorp, North Carolina	9,227	158,797
First BanCorp, Puerto Rico*	33,531	172,349
First Busey Corp.	33,834	186,087
First Commonwealth Financial Corp.	45,449	390,407
First Community Bancshares, Inc.	7,704	114,096
First Connecticut Bancorp, Inc.	7,666	121,506
First Financial Bancorp	26,739	432,904
First Financial Bankshares, Inc.	14,532	858,115
First Financial Corp.	5,143	164,627
First Financial Holdings, Inc.	11,101	637,974
First Interstate BancSystem, Inc.	8,168	203,302
First Merchants Corp.	16,238	344,570
First Midwest Bancorp, Inc.	34,580	566,075
First NBC Bank Holding Co.*	1,956	60,832
First of Long Island Corp. (The)	3,677	133,365
First Security Group, Inc.*	30,116	57,220
FirstMerit Corp.	76,450	1,482,366
Flushing Financial Corp.	14,259	274,058
FNB Corp.	71,919	894,672
German American Bancorp, Inc.	5,879	153,089
Glacier Bancorp, Inc.	33,292	854,273
Great Southern Bancorp, Inc.	4,776	136,928
Guaranty Bancorp	6,841	86,128
Hampton Roads Bankshares, Inc.*	15,979	26,525
Hancock Holding Co.	39,163	1,320,968
Hanmi Financial Corp.	14,619	310,946
Heartland Financial USA, Inc.	6,910	167,913
Heritage Commerce Corp.	9,337	75,816
Heritage Financial Corp.	7,114	114,962
Heritage Oaks Bancorp*	10,191	75,515
Home BancShares, Inc.	20,893	662,517
Home Federal Bancorp, Inc.	6,789	102,174

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
HomeTrust Bancshares, Inc.*	9,380	$143,233
Horizon Bancorp	4,070	81,359
Hudson Valley Holding Corp.	7,612	139,756
IBERIABANK Corp.	13,701	861,793
Independent Bank Corp.	10,938	406,019
Independent Bank Group, Inc.	1,791	88,135
International Bancshares Corp.	24,661	566,217
Intervest Bancshares Corp.*	8,199	62,066
Investors Bancorp, Inc.	23,353	624,226
Lakeland Bancorp, Inc.	16,606	173,367
Lakeland Financial Corp.	7,608	278,453
LCNB Corp.	3,341	53,456
Macatawa Bank Corp.	10,573	51,491
MainSource Financial Group, Inc.	9,303	153,779
MB Financial, Inc.	25,308	679,267
Mercantile Bank Corp.	4,032	78,664
Merchants Bancshares, Inc.	2,658	77,268
Metro Bancorp, Inc.*	6,427	131,239
Middleburg Financial Corp.	2,449	42,441
MidSouth Bancorp, Inc.	3,717	62,148
MidWestOne Financial Group, Inc.	3,146	77,486
National Bank Holdings Corp., Class A	21,003	402,417
National Bankshares, Inc.	3,260	106,211
National Penn Bancshares, Inc.	54,053	528,098
NBT Bancorp, Inc.	20,243	458,504
NewBridge Bancorp*	11,655	89,627
Northrim BanCorp, Inc.	3,047	73,098
OFG Bancorp	21,153	360,870
Old National Bancorp	48,143	679,779
OmniAmerican Bancorp, Inc.	5,168	128,476
Pacific Continental Corp.	8,410	110,844
Pacific Premier Bancorp, Inc.*	7,697	105,064
PacWest Bancorp	43,179	1,699,957
Palmetto Bancshares, Inc.*	2,067	27,925
Park National Corp. (a)	5,318	385,661
Park Sterling Corp.	20,221	132,043
Peapack Gladstone Financial Corp.	5,571	105,905
Penns Woods Bancorp, Inc.	2,287	100,628
Peoples Bancorp, Inc.	4,928	128,473
Pinnacle Financial Partners, Inc.	16,180	559,343
Preferred Bank, Los Angeles*	5,272	113,084
PrivateBancorp, Inc.	30,020	827,651
Prosperity Bancshares, Inc.	29,336	1,730,824
Renasant Corp.	14,078	383,203
Republic Bancorp, Inc., Class A	4,478	107,517
S&T Bancorp, Inc.	13,743	319,662
Sandy Spring Bancorp, Inc.	11,559	277,994
Seacoast Banking Corp. of Florida*	7,572	80,263
Sierra Bancorp	5,636	87,978
Simmons First National Corp., Class A	7,641	276,299
Southside Bancshares, Inc. (a)	8,790	242,416
Southwest Bancorp, Inc.	9,109	152,120
State Bank Financial Corp.	14,748	244,522

123

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Sterling Bancorp	38,532	$460,843
Stock Yards Bancorp, Inc.	6,423	189,350
Suffolk Bancorp*	5,391	118,225
Sun Bancorp, Inc.*	18,145	68,951
Susquehanna Bancshares, Inc.	86,083	891,820
Talmer Bancorp, Inc., Class A*	8,137	109,117
Taylor Capital Group, Inc.*	7,883	167,829
Texas Capital Bancshares, Inc.*	19,768	1,110,764
Tompkins Financial Corp.	6,694	315,555
TowneBank (a)	12,246	188,956
TriCo Bancshares	7,473	181,220
Tristate Capital Holdings, Inc.*	2,892	37,827
Trustmark Corp.	30,948	707,781
UMB Financial Corp.	16,435	964,899
Umpqua Holdings Corp. (a)	77,897	1,295,427
Union Bankshares Corp.	19,539	500,003
United Bankshares, Inc. (a)	27,264	797,472
United Community Banks, Inc.*	19,952	322,225
Univest Corp. of Pennsylvania	7,626	150,308
VantageSouth Bancshares, Inc.*	5,673	34,832
ViewPoint Financial Group, Inc.	18,408	479,897
Washington Banking Co.	7,133	122,688
Washington Trust Bancorp, Inc.	6,779	231,842
Webster Financial Corp.	41,661	1,255,663
WesBanco, Inc.	11,972	362,033
West Bancorporation, Inc.	6,532	94,779
Westamerica Bancorporation (a)	12,425	631,439
Western Alliance Bancorp*	34,284	790,932
Wilshire Bancorp, Inc.	31,175	311,750
Wintrust Financial Corp.	19,854	889,856
Yadkin Financial Corp.*	6,542	125,279

		53,571,433

Beverages 0.2%
Boston Beer Co., Inc. (The), Class A*	3,801	935,198
Coca-Cola Bottling Co. Consolidated	2,174	178,768
Craft Brew Alliance, Inc.*	4,892	73,233
National Beverage Corp.*	5,239	101,008

		1,288,207

Biotechnology 4.0%
ACADIA Pharmaceuticals, Inc.* (a)	35,614	716,910
Acceleron Pharma, Inc.*	3,269	112,290
Achillion Pharmaceuticals, Inc.* (a)	44,385	126,497
Acorda Therapeutics, Inc.*	18,754	664,829
Aegerion Pharmaceuticals, Inc.*	13,305	588,879
Agios Pharmaceuticals, Inc.*	3,150	132,489
Alnylam Pharmaceuticals, Inc.*	26,823	1,328,543
AMAG Pharmaceuticals, Inc.*	10,046	183,440
Amicus Therapeutics, Inc.*	14,965	33,222
Anacor Pharmaceuticals, Inc.*	11,765	193,770
Arena Pharmaceuticals, Inc.* (a)	100,593	643,795
Argos Therapeutics, Inc.*	1,683	14,945

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Arqule, Inc.*	26,852	$43,500
Array BioPharma, Inc.*	57,600	229,248
Auspex Pharmaceuticals, Inc.*	3,717	79,693
AVEO Pharmaceuticals, Inc.* (a)	25,081	30,850
BIND Therapeutics, Inc.* (a)	2,372	22,368
Biotime, Inc.*	17,715	45,882
Bluebird Bio, Inc.*	3,139	62,152
Cara Therapeutics, Inc.* (a)	2,449	35,241
Cell Therapeutics, Inc.* (a)	60,231	177,681
Celladon Corp.*	2,756	32,383
Celldex Therapeutics, Inc.*	41,268	619,020
Cellular Dynamics International, Inc.*	1,720	20,554
Cepheid, Inc.*	30,993	1,347,576
Chelsea Therapeutics International Ltd.*	36,447	177,861
ChemoCentryx, Inc.* (a)	11,176	61,245
Chimerix, Inc.*	3,900	75,348
Clovis Oncology, Inc.*	8,262	446,726
Conatus Pharmaceuticals, Inc.*	2,609	16,045
Concert Pharmaceuticals, Inc.*	2,778	24,835
Coronado Biosciences, Inc.* (a)	16,542	28,783
Curis, Inc.* (a)	39,355	88,942
Cytokinetics, Inc.* (a)	15,432	70,216
Cytori Therapeutics, Inc.* (a)	28,873	65,253
Dendreon Corp.* (a)	72,233	186,361
Dicerna Pharmaceuticals, Inc.*	1,517	28,474
Durata Therapeutics, Inc.* (a)	5,991	81,118
Dyax Corp.*	62,046	410,124
Dynavax Technologies Corp.*	122,214	199,209
Eagle Pharmaceuticals, Inc.*	1,362	13,429
Eleven Biotherapeutics, Inc.*	1,898	25,604
Emergent Biosolutions, Inc.*	12,684	334,350
Enanta Pharmaceuticals, Inc.*	1,668	62,066
Enzon Pharmaceuticals, Inc.	16,447	14,640
Epizyme, Inc.* (a)	3,087	67,358
Esperion Therapeutics, Inc.* (a)	2,074	28,601
Exact Sciences Corp.* (a)	38,066	456,792
Exelixis, Inc.* (a)	89,527	316,926
Fibrocell Science, Inc.* (a)	10,046	38,175
Five Prime Therapeutics, Inc.* (a)	3,055	42,678
Flexion Therapeutics, Inc.*	1,874	22,207
Foundation Medicine, Inc.* (a)	3,153	91,942
Galena Biopharma, Inc.* (a)	53,765	131,724
Genocea Biosciences, Inc.*	1,700	32,980
Genomic Health, Inc.* (a)	7,767	203,806
Geron Corp.* (a)	71,749	142,063
GlycoMimetics, Inc.*	3,567	47,334
GTx, Inc.* (a)	12,928	19,909
Halozyme Therapeutics, Inc.*	44,714	333,119
Harvard Apparatus Regenerative Technology, Inc.*	3,074	26,590
Hyperion Therapeutics, Inc.*	3,864	95,209
Idenix Pharmaceuticals, Inc.* (a)	52,226	287,765
ImmunoGen, Inc.* (a)	39,005	504,725

124

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Immunomedics, Inc.* (a)	33,765	$142,151
Infinity Pharmaceuticals, Inc.*	21,990	214,842
Insmed, Inc.*	15,898	221,618
Insys Therapeutics, Inc.*	3,706	152,168
Intercept Pharmaceuticals, Inc.*	3,305	872,917
InterMune, Inc.*	45,326	1,454,058
Intrexon Corp.*	5,418	102,292
Ironwood Pharmaceuticals, Inc.*	49,271	542,966
Isis Pharmaceuticals, Inc.*	51,862	1,380,048
KaloBios Pharmaceuticals, Inc.* (a)	5,144	11,677
Karyopharm Therapeutics, Inc.* (a)	3,588	96,266
Keryx Biopharmaceuticals, Inc.* (a)	41,077	606,707
Kindred Biosciences, Inc.* (a)	4,732	75,192
KYTHERA Biopharmaceuticals, Inc.* (a)	5,433	177,170
Lexicon Pharmaceuticals, Inc.* (a)	105,097	161,849
Ligand Pharmaceuticals, Inc.*	8,226	519,636
MacroGenics, Inc.*	2,817	56,171
MannKind Corp.* (a)	68,623	449,481
MEI Pharma, Inc.* (a)	5,435	42,502
Merrimack Pharmaceuticals, Inc.* (a)	44,987	197,493
MiMedx Group, Inc.*	41,674	240,876
Momenta Pharmaceuticals, Inc.*	21,750	248,385
Nanosphere, Inc.*	24,681	42,205
Navidea Biopharmaceuticals, Inc.* (a)	54,465	90,957
Neurocrine Biosciences, Inc.*	34,734	486,971
NewLink Genetics Corp.* (a)	8,469	186,318
Novavax, Inc.* (a)	85,797	375,791
NPS Pharmaceuticals, Inc.*	46,345	1,233,704
OncoGenex Pharmaceutical, Inc.*	6,886	26,718
OncoMed Pharmaceuticals, Inc.* (a)	2,169	57,132
Onconova Therapeutics, Inc.* (a)	2,623	14,636
Ophthotech Corp.* (a)	4,328	147,109
Opko Health, Inc.* (a)	87,461	723,303
Orexigen Therapeutics, Inc.* (a)	51,661	290,335
Osiris Therapeutics, Inc.*	7,575	107,792
OvaScience, Inc.* (a)	5,464	44,368
PDL BioPharma, Inc. (a)	74,691	634,127
Peregrine Pharmaceuticals, Inc.* (a)	80,855	140,688
Portola Pharmaceuticals, Inc.* (a)	5,050	118,473
Progenics Pharmaceuticals, Inc.*	31,310	110,524
Prothena Corp. PLC*	6,555	144,210
PTC Therapeutics, Inc.* (a)	5,182	101,256
Puma Biotechnology, Inc.*	10,769	813,490
Raptor Pharmaceutical Corp.* (a)	27,490	227,342
Receptos, Inc.*	3,343	112,960
Regulus Therapeutics, Inc.*	4,911	35,015
Repligen Corp.*	14,517	230,094
Retrophin, Inc.* (a)	8,770	125,323
Rigel Pharmaceuticals, Inc.*	40,121	128,387
Sangamo BioSciences, Inc.* (a)	30,938	428,182
Sarepta Therapeutics, Inc.* (a)	17,400	646,062
SIGA Technologies, Inc.* (a)	16,528	47,435
Spectrum Pharmaceuticals, Inc.* (a)	29,049	199,567

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Stemline Therapeutics, Inc.* (a)	4,394	$67,272
Sunesis Pharmaceuticals, Inc.* (a)	17,041	87,420
Synageva BioPharma Corp.*	9,527	822,847
Synergy Pharmaceuticals, Inc.* (a)	37,081	166,494
Synta Pharmaceuticals Corp.* (a)	22,945	96,598
Targacept, Inc.*	12,652	56,175
TESARO, Inc.*	6,812	170,028
TetraLogic Pharmaceuticals Corp.*	1,835	10,460
Tetraphase Pharmaceuticals, Inc.*	6,414	68,886
TG Therapeutics, Inc.* (a)	8,625	45,971
Threshold Pharmaceuticals, Inc.* (a)	21,613	88,613
Trevena, Inc.*	2,978	14,920
Ultragenyx Pharmaceutical, Inc.*	3,018	117,038
Vanda Pharmaceuticals, Inc.* (a)	15,416	214,745
Verastem, Inc.* (a)	7,933	66,241
Vical, Inc.* (a)	34,020	38,443
Xencor, Inc.*	6,759	66,914
XOMA Corp.*	35,918	159,476
ZIOPHARM Oncology, Inc.* (a)	37,322	134,359

		31,316,128

Building Products 0.7%
AAON, Inc.	12,994	368,380
American Woodmark Corp.*	4,903	147,139
Apogee Enterprises, Inc.	13,357	424,352
Builders FirstSource, Inc.*	20,724	162,683
Continental Building Products, Inc.*	6,247	106,199
Gibraltar Industries, Inc.*	14,270	243,732
Griffon Corp.	18,902	201,117
Insteel Industries, Inc.	8,447	173,839
NCI Building Systems, Inc.*	9,669	151,223
Norcraft Cos., Inc.*	3,277	52,039
Nortek, Inc.*	4,128	339,156
Patrick Industries, Inc.*	3,034	121,572
PGT, Inc.*	15,481	154,036
Ply Gem Holdings, Inc.*	7,174	91,469
Quanex Building Products Corp.	17,182	323,709
Simpson Manufacturing Co., Inc.	18,667	612,091
Trex Co., Inc.*	7,940	623,449
Universal Forest Products, Inc.	9,173	463,145
USG Corp.*	35,492	1,059,791

		5,819,121

Capital Markets 2.6%
Apollo Investment Corp.	103,792	829,298
Arlington Asset Investment Corp., Class A (a)	8,572	226,729
BGC Partners, Inc., Class A	58,615	420,269
BlackRock Kelso Capital Corp. (a)	34,388	312,243
Calamos Asset Management, Inc., Class A	9,317	113,481
Capital Southwest Corp. (a)	6,146	215,725
Capitala Finance Corp. (a)	1,870	34,371
CIFC Corp.	3,396	26,183
Cohen & Steers, Inc. (a)	8,655	350,614

125

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Capital Markets (continued)
Cowen Group, Inc., Class A*	45,208	$185,805
Diamond Hill Investment Group, Inc.	1,298	154,098
Evercore Partners, Inc., Class A	14,598	779,971
FBR & Co.*	3,666	94,583
Fidus Investment Corp. (a)	6,475	118,622
Fifth Street Finance Corp.	63,117	587,619
Financial Engines, Inc.	22,575	998,944
Firsthand Technology Value Fund, Inc. (a)	4,201	82,172
FXCM, Inc., Class A (a)	16,912	261,798
GAMCO Investors, Inc., Class A	2,791	211,921
Garrison Capital, Inc. (a)	2,903	40,932
GFI Group, Inc.	32,641	121,424
Gladstone Capital Corp. (a)	9,972	96,429
Gladstone Investment Corp.	12,442	97,794
Golub Capital BDC, Inc. (a)	17,314	289,490
Greenhill & Co., Inc.	12,998	651,850
GSV Capital Corp.* (a)	8,714	76,509
Hercules Technology Growth Capital, Inc. (a)	28,407	388,608
HFF, Inc., Class A	15,245	518,330
Horizon Technology Finance Corp.	3,919	51,339
ICG Group, Inc.*	17,557	357,812
INTL. FCStone, Inc.*	6,407	121,220
Investment Technology Group, Inc.*	17,203	355,070
Janus Capital Group, Inc.	68,937	836,206
JMP Group, Inc.	7,432	51,355
KCAP Financial, Inc. (a)	13,466	107,324
KCG Holdings, Inc., Class A*	32,862	326,977
Ladenburg Thalmann Financial Services, Inc.*	48,139	131,419
Main Street Capital Corp. (a)	18,030	566,863
Manning & Napier, Inc.	6,387	106,152
Marcus & Millichap, Inc.*	3,198	52,863
MCG Capital Corp.	32,952	110,719
Medallion Financial Corp.	9,871	134,246
Medley Capital Corp.	21,782	284,037
MVC Capital, Inc.	10,614	138,407
New Mountain Finance Corp.	21,976	314,477
NGP Capital Resources Co.	9,836	66,983
Oppenheimer Holdings, Inc., Class A	4,580	116,607
PennantPark Floating Rate Capital Ltd. (a)	6,911	96,063
PennantPark Investment Corp.	30,765	329,185
Piper Jaffray Cos.*	7,445	326,538
Prospect Capital Corp. (a)	143,704	1,553,440
Pzena Investment Management, Inc., Class A	5,190	56,415
RCS Capital Corp., Class A (a)	903	31,063
Safeguard Scientifics, Inc.*	9,729	204,406
Silvercrest Asset Management Group, Inc., Class A	2,428	42,247
Solar Capital Ltd.	20,939	458,564
Solar Senior Capital Ltd. (a)	5,440	90,032
Stellus Capital Investment Corp. (a)	5,526	74,325
Stifel Financial Corp.*	29,326	1,371,577
SWS Group, Inc.*	13,216	97,931

Common Stocks (continued)

	Shares	Market Value

Capital Markets (continued)
TCP Capital Corp. (a)	16,499	$267,119
THL Credit, Inc.	15,731	211,267
TICC Capital Corp.	24,418	235,145
Triangle Capital Corp. (a)	12,773	332,992
Virtus Investment Partners, Inc.*	3,117	576,614
Walter Investment Management Corp.* (a)	17,020	452,392
Westwood Holdings Group, Inc.	3,229	187,831
WhiteHorse Finance, Inc. (a)	3,290	44,876
WisdomTree Investments, Inc.*	46,405	523,912

		20,079,822

Chemicals 2.2%
A. Schulman, Inc.	13,541	486,393
Advanced Emissions Solutions, Inc.*	10,030	229,988
American Vanguard Corp.	13,222	235,484
Arabian American Development Co.*	9,285	101,485
Axiall Corp.	32,247	1,502,710
Balchem Corp.	13,701	848,777
Calgon Carbon Corp.*	24,947	499,688
Chase Corp.	2,985	92,953
Chemtura Corp.*	45,402	1,012,465
Ferro Corp.*	33,352	432,909
Flotek Industries, Inc.*	22,048	617,565
FutureFuel Corp.	10,081	202,326
H.B. Fuller Co.	23,206	1,075,134
Hawkins, Inc.	4,330	156,746
Innophos Holdings, Inc.	10,111	570,665
Innospec, Inc.	10,829	466,297
Intrepid Potash, Inc.* (a)	25,241	411,428
KMG Chemicals, Inc.	3,725	58,147
Koppers Holdings, Inc.	9,607	410,219
Kraton Performance Polymers, Inc.*	15,045	391,922
Landec Corp.*	11,924	141,419
LSB Industries, Inc.*	8,843	337,714
Marrone Bio Innovations, Inc.* (a)	2,675	32,582
Minerals Technologies, Inc.	16,070	956,004
Olin Corp.	37,069	1,041,639
OM Group, Inc.	14,707	430,768
OMNOVA Solutions, Inc.*	21,860	199,363
Penford Corp.*	4,572	57,607
PolyOne Corp.	43,458	1,628,371
Quaker Chemical Corp.	6,048	450,153
Sensient Technologies Corp.	23,077	1,247,312
Stepan Co.	8,688	502,427
Taminco Corp.*	7,304	146,737
Tredegar Corp.	11,340	235,985
Zep, Inc.	10,504	181,614

		17,392,996

Commercial Services & Supplies 1.9%
ABM Industries, Inc.	25,154	681,422
ACCO Brands Corp.*	52,496	321,801
Acorn Energy, Inc.*	10,489	24,335

126

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies (continued)
ARC Document Solutions, Inc.*	17,469	$111,802
Brink’s Co. (The)	22,074	561,563
Casella Waste Systems, Inc., Class A*	17,507	89,286
CECO Environmental Corp. (a)	8,191	130,155
Cenveo, Inc.* (a)	25,072	77,472
CompX International, Inc.	423	3,892
Courier Corp.	5,278	76,689
Deluxe Corp.	23,463	1,289,292
EnerNOC, Inc.*	12,225	288,510
Ennis, Inc.	12,154	181,824
G&K Services, Inc., Class A	9,004	476,672
Healthcare Services Group, Inc.	31,513	917,028
Heritage-Crystal Clean, Inc.*	4,186	66,976
Herman Miller, Inc.	27,042	833,705
HNI Corp.	20,965	738,597
InnerWorkings, Inc.*	20,467	147,362
Interface, Inc.	27,377	492,512
Intersections, Inc.	4,714	26,493
Kimball International, Inc., Class B	15,049	252,221
Knoll, Inc.	22,359	406,710
McGrath RentCorp	11,597	366,233
Mobile Mini, Inc.	17,674	780,837
MSA Safety, Inc.	13,068	689,337
Multi-Color Corp.	5,679	197,913
NL Industries, Inc.	2,997	30,060
Performant Financial Corp.*	10,553	91,917
Quad/Graphics, Inc.	11,524	249,495
Schawk, Inc.	6,203	124,060
SP Plus Corp.*	7,099	173,358
Steelcase, Inc., Class A	38,895	640,990
Swisher Hygiene, Inc.*	55,392	22,234
Team, Inc.*	9,457	405,611
Tetra Tech, Inc.*	29,964	859,068
TRC Cos., Inc.*	7,694	45,625
UniFirst Corp.	6,731	647,791
United Stationers, Inc.	18,725	702,749
US Ecology, Inc.	9,925	443,151
Viad Corp.	9,328	215,010
West Corp.	9,987	243,183

		15,124,941

Communications Equipment 1.7%
ADTRAN, Inc.	27,304	612,429
Alliance Fiber Optic Products, Inc. (a)	5,465	105,037
Applied Optoelectronics, Inc.*	2,189	49,253
ARRIS Group, Inc.*	53,782	1,403,172
Aruba Networks, Inc.*	49,331	975,274
Aviat Networks, Inc.*	28,228	42,624
Bel Fuse, Inc., Class B	4,557	99,160
Black Box Corp.	7,466	158,727
CalAmp Corp.*	16,149	286,645
Calix, Inc.*	18,620	164,042
Ciena Corp.*	46,961	928,419

Common Stocks (continued)

	Shares	Market Value

Communications Equipment (continued)
Comtech Telecommunications Corp.	7,056	$224,028
Digi International, Inc.*	12,072	106,958
Emulex Corp.*	37,146	265,594
Extreme Networks, Inc.*	42,809	244,868
Finisar Corp.*	43,160	1,128,634
Harmonic, Inc.*	44,095	309,988
Infinera Corp.*	56,664	507,709
InterDigital, Inc.	18,975	658,812
Ixia*	26,116	324,361
KVH Industries, Inc.*	7,147	96,556
NETGEAR, Inc.*	16,828	543,544
Numerex Corp., Class A*	6,432	65,928
Oplink Communications, Inc.*	8,765	150,232
ParkerVision, Inc.* (a)	41,123	187,521
PC-Tel, Inc.	8,485	70,001
Plantronics, Inc.	19,917	867,784
Procera Networks, Inc.*	9,729	90,091
Ruckus Wireless, Inc.*	21,283	222,407
ShoreTel, Inc.*	27,420	207,021
Sonus Networks, Inc.*	88,161	288,287
TESSCO Technologies, Inc.	2,573	84,626
Ubiquiti Networks, Inc.*	5,855	226,764
ViaSat, Inc.*	18,259	1,172,410
Westell Technologies, Inc., Class A*	20,621	67,224

		12,936,130

Construction & Engineering 0.9%
Aegion Corp.*	18,147	462,567
Ameresco, Inc., Class A*	9,207	59,017
Argan, Inc.	6,389	171,034
Comfort Systems USA, Inc.	17,255	258,825
Dycom Industries, Inc.*	15,326	481,236
EMCOR Group, Inc.	31,008	1,426,058
Furmanite Corp.*	17,133	179,554
Granite Construction, Inc.	17,957	671,233
Great Lakes Dredge & Dock Corp.*	27,445	236,850
Layne Christensen Co.*	9,209	160,421
MasTec, Inc.*	27,478	1,087,579
MYR Group, Inc.*	9,696	227,468
Northwest Pipe Co.*	4,333	154,992
Orion Marine Group, Inc.*	12,585	147,622
Pike Corp.*	11,810	113,376
Primoris Services Corp.	16,239	454,367
Sterling Construction Co., Inc.*	7,778	59,735
Tutor Perini Corp.*	17,167	508,143

		6,860,077

Construction Materials 0.2%
Headwaters, Inc.*	33,654	420,002
Texas Industries, Inc.*	10,073	873,329
United States Lime & Minerals, Inc.	877	47,411
US Concrete, Inc.*	6,562	161,556

		1,502,298

127

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Consumer Finance 0.7%
Cash America International, Inc.	13,160	$573,118
Consumer Portfolio Services, Inc.*	8,181	57,103
Credit Acceptance Corp.* (a)	3,257	428,361
DFC Global Corp.*	18,814	175,347
Encore Capital Group, Inc.*	11,514	497,635
EZCORP, Inc., Class A*	23,497	245,074
First Cash Financial Services, Inc.*	13,492	658,005
First Marblehead Corp. (The)* (a)	4,484	23,586
Green Dot Corp., Class A*	12,867	223,500
Imperial Holdings, Inc.*	7,619	50,971
JGWPT Holdings, Inc., Class A*	5,045	71,488
Nelnet, Inc., Class A	10,627	449,097
Nicholas Financial, Inc.	4,874	76,619
Portfolio Recovery Associates, Inc.*	23,442	1,339,710
Regional Management Corp.*	2,519	38,641
Springleaf Holdings, Inc.* (a)	11,267	258,916
World Acceptance Corp.* (a)	4,019	291,779

		5,458,950

Containers & Packaging 0.2%
AEP Industries, Inc.*	1,991	70,920
Berry Plastics Group, Inc.*	25,768	579,522
Graphic Packaging Holding Co.*	90,805	931,659
Myers Industries, Inc.	12,975	242,633
UFP Technologies, Inc.*	2,539	64,389

		1,889,123

Distributors 0.2%
Core-Mark Holding Co., Inc.	5,281	425,332
Pool Corp.	21,510	1,269,520
VOXX International Corp.*	8,439	99,158
Weyco Group, Inc.	2,980	74,768

		1,868,778

Diversified Consumer Services 1.0%
American Public Education, Inc.*	8,154	282,128
Ascent Capital Group, Inc., Class A*	6,548	450,306
Bridgepoint Education, Inc.*	6,771	107,320
Bright Horizons Family Solutions, Inc.*	5,444	222,006
Capella Education Co.	5,080	296,469
Career Education Corp.*	25,762	186,002
Carriage Services, Inc. (a)	7,254	116,717
Corinthian Colleges, Inc.* (a)	37,330	42,930
Education Management Corp.* (a)	11,339	45,016
Grand Canyon Education, Inc.*	20,961	903,838
Hillenbrand, Inc.	25,370	771,248
Houghton Mifflin Harcourt Co.*	9,654	197,231
ITT Educational Services, Inc.*	10,774	290,898
JTH Holding, Inc., Class A* (a)	2,138	58,154
K12, Inc.*	12,532	296,758
LifeLock, Inc.*	29,513	463,354
Lincoln Educational Services Corp.	11,000	44,880
Matthews International Corp., Class A	12,689	512,001

Common Stocks (continued)

	Shares	Market Value

Diversified Consumer Services (continued)
Regis Corp.	21,877	$287,464
Sotheby’s	31,534	1,326,320
Steiner Leisure Ltd.*	6,778	292,606
Strayer Education, Inc.*	4,986	212,553
Universal Technical Institute, Inc.	9,822	117,962

		7,524,161

Diversified Financial Services 0.3%
California First National Bancorp	1,055	15,646
Gain Capital Holdings, Inc.	5,137	51,884
MarketAxess Holdings, Inc.	17,293	931,747
Marlin Business Services Corp.	3,894	66,860
NewStar Financial, Inc.*	12,193	139,244
PHH Corp.*	26,298	625,103
PICO Holdings, Inc.*	10,597	246,380
Resource America, Inc., Class A	5,834	49,647

		2,126,511

Diversified Telecommunication Services 0.6%
8x8, Inc.*	40,458	392,442
Atlantic Tele-Network, Inc.	4,421	261,590
Cbeyond, Inc.*	12,208	120,737
Cincinnati Bell, Inc.*	95,768	320,823
Cogent Communications Group, Inc.	21,810	751,791
Consolidated Communications Holdings, Inc. (a)	18,670	371,906
FairPoint Communications, Inc.*	9,451	128,912
General Communication, Inc., Class A*	14,646	152,904
Hawaiian Telcom Holdco, Inc.*	4,816	128,202
HickoryTech Corp.	6,266	74,377
IDT Corp., Class B	7,228	114,491
inContact, Inc.*	24,571	202,711
Inteliquent, Inc.	15,123	206,278
Iridium Communications, Inc.* (a)	29,695	198,066
Lumos Networks Corp.	7,265	95,971
magicJack VocalTec Ltd.* (a)	8,559	151,323
ORBCOMM, Inc.*	19,351	121,331
Premiere Global Services, Inc.*	22,137	281,583
Straight Path Communications, Inc., Class B*	3,471	24,297
Towerstream Corp.*	30,836	57,047
Vonage Holdings Corp.*	71,904	276,111

		4,432,893

Electric Utilities 1.4%
ALLETE, Inc.	19,490	1,008,802
Cleco Corp.	27,861	1,464,096
El Paso Electric Co.	18,578	702,620
Empire District Electric Co. (The)	19,747	480,247
IDACORP, Inc.	23,157	1,300,034
MGE Energy, Inc.	15,908	608,004
NRG Yield, Inc., Class A (a)	10,360	443,822
Otter Tail Corp.	16,713	489,691
PNM Resources, Inc.	36,872	1,020,617

128

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electric Utilities (continued)
Portland General Electric Co.	34,982	$1,170,847
UIL Holdings Corp.	26,120	959,388
Unitil Corp.	6,462	214,538
UNS Energy Corp.	19,163	1,150,930

		11,013,636

Electrical Equipment 1.5%
Acuity Brands, Inc.	19,791	2,465,365
American Superconductor Corp.* (a)	23,738	30,385
AZZ, Inc.	11,752	510,272
Brady Corp., Class A	21,272	548,605
Capstone Turbine Corp.* (a)	141,462	291,412
Encore Wire Corp.	9,507	463,276
EnerSys, Inc.	22,209	1,500,884
Enphase Energy, Inc.* (a)	7,354	55,523
Franklin Electric Co., Inc.	21,848	844,862
FuelCell Energy, Inc.* (a)	91,661	208,070
Generac Holdings, Inc.	23,838	1,403,581
General Cable Corp.	22,955	588,107
Global Power Equipment Group, Inc.	7,836	137,365
GrafTech International Ltd.* (a)	53,950	604,780
II-VI, Inc.*	23,538	338,947
LSI Industries, Inc.	9,934	75,598
Polypore International, Inc.* (a)	21,553	747,458
Powell Industries, Inc.	4,236	268,224
Power Solutions International, Inc.*	999	82,667
PowerSecure International, Inc.*	10,056	223,545
Preformed Line Products Co.	1,191	71,174
Revolution Lighting Technologies, Inc.* (a)	13,465	39,183
Thermon Group Holdings, Inc.*	12,532	298,512
Vicor Corp.*	8,204	68,585

		11,866,380

Electronic Equipment, Instruments & Components 2.6%
Aeroflex Holding Corp.*	9,331	71,382
Agilysys, Inc.*	6,567	82,350
Anixter International, Inc.	12,501	1,224,848
Audience, Inc.*	4,694	53,981
Badger Meter, Inc.	6,653	329,656
Belden, Inc.	20,349	1,501,960
Benchmark Electronics, Inc.*	25,040	580,427
Checkpoint Systems, Inc.*	18,877	241,059
Cognex Corp.*	40,084	1,380,092
Coherent, Inc.*	11,235	670,842
Control4 Corp.*	2,172	38,358
CTS Corp.	15,470	275,211
Daktronics, Inc.	16,857	219,478
DTS, Inc.*	8,025	149,345
Electro Rent Corp.	8,580	138,567
Electro Scientific Industries, Inc.	10,849	92,000
Fabrinet*	13,058	282,053
FARO Technologies, Inc.*	7,857	313,494
FEI Co.	19,252	1,530,919

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components (continued)
Gerber Scientific, Inc.* (b)	11,566	$0
GSI Group, Inc.*	13,959	169,462
Insight Enterprises, Inc.*	19,003	496,358
InvenSense, Inc.* (a)	26,221	564,538
Itron, Inc.*	18,248	693,424
KEMET Corp.*	20,959	105,005
Littelfuse, Inc.	10,179	921,709
Maxwell Technologies, Inc.*	13,514	203,521
Measurement Specialties, Inc.*	7,155	460,424
Mercury Systems, Inc.*	14,859	207,432
Mesa Laboratories, Inc.	1,232	105,583
Methode Electronics, Inc.	17,109	474,604
MTS Systems Corp.	7,268	468,568
Multi-Fineline Electronix, Inc.*	3,935	48,715
Neonode, Inc.* (a)	12,788	68,416
Newport Corp.*	18,065	337,454
OSI Systems, Inc.*	9,200	513,452
Park Electrochemical Corp.	9,573	255,216
PC Connection, Inc.	4,313	86,303
Plexus Corp.*	15,720	658,982
Radisys Corp.*	13,029	41,693
RealD, Inc.* (a)	18,570	203,527
Richardson Electronics Ltd.	5,166	51,763
Rofin-Sinar Technologies, Inc.*	13,019	289,022
Rogers Corp.*	8,345	500,867
Sanmina Corp.*	38,236	774,279
ScanSource, Inc.*	12,819	492,378
Speed Commerce, Inc.*	21,326	70,376
SYNNEX Corp.*	12,158	819,206
TTM Technologies, Inc.*	24,552	193,715
Uni-Pixel, Inc.* (a)	4,773	26,108
Universal Display Corp.* (a)	18,575	483,879
Viasystems Group, Inc.*	1,692	20,338
Vishay Precision Group, Inc.*	5,744	93,225
Zygo Corp.*	7,790	149,880

		20,225,444

Energy Equipment & Services 1.9%
Basic Energy Services, Inc.*	13,843	365,732
Bolt Technology Corp.	3,913	66,051
Bristow Group, Inc.	16,720	1,284,096
C&J Energy Services, Inc.*	20,803	625,338
Cal Dive International, Inc.* (a)	45,682	67,609
CARBO Ceramics, Inc. (a)	9,149	1,280,037
CHC Group Ltd.*	16,419	110,828
Dawson Geophysical Co.	3,650	103,149
Era Group, Inc.*	9,288	265,172
Exterran Holdings, Inc.	26,576	1,143,300
Forum Energy Technologies, Inc.*	18,116	540,944
Geospace Technologies Corp.*	5,934	344,943
Gulf Island Fabrication, Inc.	6,638	133,158
GulfMark Offshore, Inc., Class A	12,289	553,128
Helix Energy Solutions Group, Inc.*	48,939	1,176,494

129

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services (continued)
Hercules Offshore, Inc.*	73,735	$329,595
Hornbeck Offshore Services, Inc.*	16,529	684,796
ION Geophysical Corp.*	64,279	282,828
Key Energy Services, Inc.*	70,385	706,665
Matrix Service Co.*	12,109	375,016
Mitcham Industries, Inc.*	6,042	83,380
Natural Gas Services Group, Inc.*	5,700	174,933
Newpark Resources, Inc.*	39,631	477,157
North Atlantic Drilling Ltd.	32,745	280,952
Nuverra Environmental Solutions, Inc.* (a)	6,549	111,399
Parker Drilling Co.*	55,279	366,500
PHI, Inc., Non-Voting Shares*	5,856	262,349
Pioneer Energy Services Corp.*	28,672	429,220
RigNet, Inc.*	5,452	254,936
SEACOR Holdings, Inc.*	9,266	772,692
Tesco Corp.*	13,883	277,660
TETRA Technologies, Inc.*	36,308	453,850
TGC Industries, Inc.*	7,533	38,117
Vantage Drilling Co.*	92,740	154,876
Willbros Group, Inc.*	18,568	206,290

		14,783,190

Food & Staples Retailing 1.2%
Andersons, Inc. (The)	12,945	806,344
Casey’s General Stores, Inc.	17,661	1,212,604
Chefs’ Warehouse Inc. (The)* (a)	7,747	155,637
Fairway Group Holdings Corp.* (a)	7,434	51,518
Ingles Markets, Inc., Class A	5,536	127,273
Natural Grocers by Vitamin Cottage, Inc.*	4,118	146,601
Pantry, Inc. (The)*	11,015	165,666
PriceSmart, Inc.	8,730	838,429
Rite Aid Corp.*	337,344	2,462,611
Roundy’s, Inc.	13,051	88,355
Spartan Stores, Inc.	16,876	363,509
SUPERVALU, Inc.*	93,914	656,459
Susser Holdings Corp.* (a)	8,375	648,058
United Natural Foods, Inc.*	22,748	1,570,294
Village Super Market, Inc., Class A	2,939	71,094
Weis Markets, Inc.	4,994	230,174

		9,594,626

Food Products 1.7%
Alico, Inc.	1,383	48,294
Annie’s, Inc.* (a)	6,327	205,691
B&G Foods, Inc.	24,436	801,501
Boulder Brands, Inc.*	27,559	406,771
Calavo Growers, Inc.	5,678	176,529
Cal-Maine Foods, Inc.	6,828	407,154
Chiquita Brands International, Inc.*	21,317	244,719
Darling International, Inc.*	73,073	1,462,191
Diamond Foods, Inc.* (a)	10,355	316,552
Farmer Bros. Co.*	2,837	55,917
Fresh Del Monte Produce, Inc.	17,379	502,079

Common Stocks (continued)

	Shares	Market Value

Food Products (continued)
Griffin Land & Nurseries, Inc.	1,119	$32,675
Hain Celestial Group, Inc. (The)*	17,728	1,524,963
Inventure Foods, Inc.*	6,685	80,354
J&J Snack Foods Corp.	6,865	642,564
John B. Sanfilippo & Son, Inc.	3,775	87,014
Lancaster Colony Corp.	8,533	809,611
Lifeway Foods, Inc.	2,242	33,652
Limoneira Co. (a)	4,670	107,270
Omega Protein Corp.*	9,304	105,693
Pilgrim’s Pride Corp.*	27,961	611,228
Post Holdings, Inc.*	17,776	928,974
Sanderson Farms, Inc.	10,619	873,625
Seaboard Corp.*	134	326,692
Seneca Foods Corp., Class A*	3,806	108,090
Snyder’s-Lance, Inc.	21,929	582,434
Tootsie Roll Industries, Inc.	9,396	264,873
TreeHouse Foods, Inc.*	16,728	1,251,924

		12,999,034

Gas Utilities 0.9%
Chesapeake Utilities Corp.	4,424	279,862
Delta Natural Gas Co., Inc.	3,275	62,454
Laclede Group, Inc. (The)	15,066	714,279
New Jersey Resources Corp.	19,288	959,192
Northwest Natural Gas Co.	12,370	547,620
Piedmont Natural Gas Co., Inc. (a)	34,954	1,251,004
South Jersey Industries, Inc.	14,704	844,745
Southwest Gas Corp.	21,368	1,175,454
WGL Holdings, Inc.	23,897	950,861

		6,785,471

Health Care Equipment & Supplies 3.2%
Abaxis, Inc.* (a)	10,211	414,669
ABIOMED, Inc.* (a)	17,855	422,985
Accuray, Inc.* (a)	34,264	287,818
Align Technology, Inc.*	33,771	1,701,721
Alphatec Holdings, Inc.*	29,388	39,674
Analogic Corp.	5,637	423,226
AngioDynamics, Inc.*	11,357	152,638
Anika Therapeutics, Inc.*	5,590	238,917
Antares Pharma, Inc.*	52,493	145,930
ArthroCare Corp.*	13,024	632,055
AtriCure, Inc.*	11,114	171,156
Atrion Corp.	719	207,309
Biolase, Inc.* (a)	15,239	29,411
Cantel Medical Corp.	15,118	501,313
Cardiovascular Systems, Inc.*	12,058	346,667
Cerus Corp.* (a)	32,361	140,123
CONMED Corp.	12,804	593,209
CryoLife, Inc.	12,845	116,633
Cutera, Inc.*	6,698	69,056
Cyberonics, Inc.*	12,759	754,822
Cynosure, Inc., Class A*	8,907	218,578

130

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
Derma Sciences, Inc.*	9,461	$97,827
DexCom, Inc.*	32,671	1,059,847
Endologix, Inc.*	29,151	369,635
Exactech, Inc.*	4,293	95,390
GenMark Diagnostics, Inc.*	16,670	149,196
Globus Medical, Inc., Class A*	25,235	616,239
Greatbatch, Inc.*	11,020	507,251
Haemonetics Corp.*	23,608	716,739
HeartWare International, Inc.*	7,561	642,383
ICU Medical, Inc.*	5,974	333,230
Inogen, Inc.*	2,089	29,476
Insulet Corp.*	24,724	930,364
Integra LifeSciences Holdings Corp.*	10,587	482,555
Invacare Corp.	14,759	233,192
LDR Holding Corp.*	2,711	67,558
Masimo Corp.*	22,494	601,939
Medical Action Industries, Inc.*	6,601	42,312
Meridian Bioscience, Inc.	19,220	383,823
Merit Medical Systems, Inc.*	19,608	252,355
Natus Medical, Inc.*	14,710	365,249
Neogen Corp.*	16,601	693,507
NuVasive, Inc.*	21,403	721,495
NxStage Medical, Inc.*	27,588	315,607
OraSure Technologies, Inc.*	25,589	167,608
Orthofix International NV*	8,448	255,130
Oxford Immunotec Global PLC*	2,881	51,570
PhotoMedex, Inc.* (a)	6,187	93,486
Quidel Corp.* (a)	12,990	278,635
Rockwell Medical, Inc.* (a)	18,256	185,481
RTI Surgical, Inc.*	26,247	112,862
Spectranetics Corp.*	18,615	395,755
Staar Surgical Co.*	16,903	287,520
STERIS Corp.	27,205	1,307,200
SurModics, Inc.*	6,421	139,721
Symmetry Medical, Inc.*	17,214	142,188
Tandem Diabetes Care, Inc.*	4,157	73,038
TearLab Corp.*	13,780	59,530
Thoratec Corp.*	26,464	867,490
Tornier NV*	12,082	205,031
Unilife Corp.* (a)	47,285	153,676
Utah Medical Products, Inc.	1,532	77,810
Vascular Solutions, Inc.*	7,702	168,751
Veracyte, Inc.*	2,431	31,141
Volcano Corp.*	23,614	414,662
West Pharmaceutical Services, Inc.	31,928	1,385,037
Wright Medical Group, Inc.*	18,654	510,187
ZELTIQ Aesthetics, Inc.*	8,203	150,033

		24,828,621

Health Care Providers & Services 2.5%
Acadia Healthcare Co., Inc.*	16,393	688,834
Addus HomeCare Corp.*	2,545	55,023
Air Methods Corp.*	17,956	999,611

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services (continued)
Alliance HealthCare Services, Inc.*	2,281	$64,917
Almost Family, Inc.*	3,803	81,650
Amedisys, Inc.*	14,413	196,449
AMN Healthcare Services, Inc.*	21,264	265,375
Amsurg Corp.*	14,740	638,389
Bio-Reference Labs, Inc.* (a)	11,280	286,512
BioScrip, Inc.*	27,114	187,629
Capital Senior Living Corp.*	13,263	327,994
Centene Corp.*	25,114	1,667,570
Chemed Corp. (a)	8,138	677,651
Chindex International, Inc.*	5,740	136,784
CorVel Corp.*	5,254	239,267
Cross Country Healthcare, Inc.*	12,686	89,944
Emeritus Corp.*	18,612	555,196
Ensign Group, Inc. (The)	8,965	381,013
ExamWorks Group, Inc.*	14,846	546,333
Five Star Quality Care, Inc.*	19,470	94,040
Gentiva Health Services, Inc.*	14,523	109,358
Hanger, Inc.*	16,003	554,824
HealthSouth Corp.	40,289	1,395,611
Healthways, Inc.*	15,939	286,902
IPC The Hospitalist Co., Inc.*	7,696	311,688
Kindred Healthcare, Inc.	24,926	625,643
Landauer, Inc.	4,442	192,072
LHC Group, Inc.*	5,540	115,121
Magellan Health Services, Inc.*	12,497	721,327
Molina Healthcare, Inc.*	13,047	487,958
MWI Veterinary Supply, Inc.*	5,920	927,309
National HealthCare Corp.	4,915	268,998
National Research Corp., Class B*	563	24,704
National Research Corp., Class A*	4,094	64,521
Owens & Minor, Inc.	29,178	978,630
PharMerica Corp.*	13,714	372,884
Providence Service Corp. (The)*	4,882	198,258
Select Medical Holdings Corp.	22,344	311,922
Skilled Healthcare Group, Inc., Class A*	8,950	46,182
Surgical Care Affiliates, Inc.*	5,207	152,982
Team Health Holdings, Inc.*	31,740	1,538,755
Triple-S Management Corp., Class B*	10,990	164,630
U.S. Physical Therapy, Inc.	5,585	172,297
Universal American Corp.	17,422	124,916
USMD Holdings, Inc.* (a)	554	6,980
WellCare Health Plans, Inc.*	20,050	1,352,774

		19,687,427

Health Care Technology 0.7%
athenahealth, Inc.*	16,965	2,097,552
Computer Programs & Systems, Inc.	5,116	322,973
HealthStream, Inc.*	9,276	210,101
HMS Holdings Corp.*	40,504	654,950
MedAssets, Inc.*	28,149	642,642
Medidata Solutions, Inc.*	24,558	891,701
Merge Healthcare, Inc.*	30,422	69,362

131

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Technology (continued)
Omnicell, Inc.*	16,754	$443,646
Quality Systems, Inc.	18,426	272,152
Vocera Communications, Inc.*	9,839	150,045

		5,755,124

Hotels, Restaurants & Leisure 2.5%
Biglari Holdings, Inc.*	670	287,443
BJ’s Restaurants, Inc.*	11,392	325,242
Bloomin’ Brands, Inc.*	25,584	545,451
Bob Evans Farms, Inc.	11,383	533,521
Boyd Gaming Corp.*	32,339	382,247
Bravo Brio Restaurant Group, Inc.*	9,000	134,730
Buffalo Wild Wings, Inc.*	8,663	1,265,838
Caesars Entertainment Corp.* (a)	19,616	362,308
Carrols Restaurant Group, Inc.*	10,623	71,280
Cheesecake Factory, Inc. (The)	23,112	1,037,498
Churchill Downs, Inc.	6,347	557,457
Chuy’s Holdings, Inc.*	7,485	269,086
ClubCorp Holdings, Inc.	9,505	179,074
Cracker Barrel Old Country Store, Inc.	9,060	858,344
Del Frisco’s Restaurant Group, Inc.*	5,018	130,518
Denny’s Corp.*	42,277	284,947
Diamond Resorts International, Inc.*	8,571	160,363
DineEquity, Inc.	7,633	578,658
Diversified Restaurant Holdings, Inc.* (a)	5,019	25,145
Einstein Noah Restaurant Group, Inc.	3,040	46,694
Fiesta Restaurant Group, Inc.*	10,380	380,012
Ignite Restaurant Group, Inc.* (a)	3,461	48,939
International Speedway Corp., Class A	12,988	408,343
Interval Leisure Group, Inc.	18,286	471,230
Intrawest Resorts Holdings, Inc.*	8,003	90,754
Isle of Capri Casinos, Inc.*	10,272	69,850
Jack in the Box, Inc.*	19,343	1,035,624
Jamba, Inc.*	7,867	87,009
Krispy Kreme Doughnuts, Inc.*	30,247	530,532
Life Time Fitness, Inc.* (a)	19,939	957,072
Luby’s, Inc.*	9,493	51,452
Marcus Corp. (The)	8,641	144,564
Marriott Vacations Worldwide Corp.*	13,559	738,694
Monarch Casino & Resort, Inc.*	4,014	64,385
Morgans Hotel Group Co.*	12,972	97,290
Multimedia Games Holding Co., Inc.*	13,388	390,930
Nathan’s Famous, Inc.*	1,244	61,304
Noodles & Co.* (a)	2,918	95,681
Orient-Express Hotels Ltd., Class A*	44,402	581,666
Papa John’s International, Inc.	14,811	649,611
Pinnacle Entertainment, Inc.*	24,699	574,746
Popeyes Louisiana Kitchen, Inc.*	11,073	421,881
Potbelly Corp.* (a)	3,955	67,235
Red Robin Gourmet Burgers, Inc.*	6,522	443,366
Ruby Tuesday, Inc.*	28,361	218,663
Ruth’s Hospitality Group, Inc.	16,718	210,480
Scientific Games Corp., Class A*	21,931	262,733

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
Sonic Corp.*	26,081	$496,582
Speedway Motorsports, Inc.	5,355	97,407
Texas Roadhouse, Inc.	28,781	712,042
Town Sports International Holdings, Inc.	10,940	76,689
Vail Resorts, Inc.	16,665	1,153,718

		19,726,328

Household Durables 1.0%
Bassett Furniture Industries, Inc.	5,027	69,322
Beazer Homes USA, Inc.*	11,502	218,078
Blyth, Inc. (a)	4,333	40,600
Cavco Industries, Inc.*	3,229	251,701
CSS Industries, Inc.	3,963	94,993
Ethan Allen Interiors, Inc.	11,478	278,686
EveryWare Global, Inc.*	4,672	12,708
Flexsteel Industries, Inc.	2,230	76,534
Helen of Troy Ltd.*	14,711	922,380
Hooker Furniture Corp.	4,968	68,807
Hovnanian Enterprises, Inc., Class A* (a)	52,576	234,489
Installed Building Products, Inc.*	3,656	50,855
iRobot Corp.* (a)	13,046	437,041
KB Home (a)	38,516	635,899
La-Z-Boy, Inc.	24,183	585,954
LGI Homes, Inc.*	4,553	67,020
Libbey, Inc.*	9,783	260,913
Lifetime Brands, Inc.	4,674	89,273
M.D.C. Holdings, Inc.	18,003	496,883
M/I Homes, Inc.*	11,197	249,357
Meritage Homes Corp.*	17,949	692,472
NACCO Industries, Inc., Class A	2,153	115,379
New Home Co., Inc. (The)*	3,560	48,950
Ryland Group, Inc. (The)	21,273	816,671
Skullcandy, Inc.*	8,138	62,663
Standard Pacific Corp.*	68,282	545,573
TRI Pointe Homes, Inc.* (a)	6,834	109,822
UCP, Inc., Class A*	3,422	48,421
Universal Electronics, Inc.*	7,309	272,991
WCI Communities, Inc.*	3,065	58,756
William Lyon Homes, Class A*	6,398	166,988
Zagg, Inc.*	14,280	62,118

		8,142,297

Household Products 0.2%
Central Garden and Pet Co., Class A*	19,349	160,016
Harbinger Group, Inc.* (a)	15,309	178,503
Oil-Dri Corp. of America	2,217	74,292
Orchids Paper Products Co.	2,736	73,516
Spectrum Brands Holdings, Inc.	9,945	764,075
WD-40 Co.	7,099	517,091

		1,767,493

132

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Independent Power and Renewable Electricity Producers 0.3%
Atlantic Power Corp. (a)	55,897	$166,014
Dynegy, Inc.*	46,215	1,314,817
Genie Energy Ltd., Class B*	6,131	49,661
Ormat Technologies, Inc.	8,266	220,537
Pattern Energy Group, Inc.	8,595	230,346

		1,981,375

Industrial Conglomerates 0.1%
Raven Industries, Inc.	16,730	516,957

Information Technology Services 2.0%
Acxiom Corp.*	34,111	963,295
Blackhawk Network Holdings, Inc.*	23,573	565,516
CACI International, Inc., Class A*	10,643	741,285
Cardtronics, Inc.*	20,742	694,442
Cass Information Systems, Inc.	4,736	239,215
CIBER, Inc.*	34,879	150,677
Computer Task Group, Inc.	7,090	112,093
Convergys Corp.	48,409	1,042,730
CSG Systems International, Inc.	15,718	414,326
Datalink Corp.*	9,010	115,688
EPAM Systems, Inc.*	10,136	315,534
Euronet Worldwide, Inc.*	23,031	1,059,196
EVERTEC, Inc.	13,688	322,216
ExlService Holdings, Inc.*	14,993	424,227
Forrester Research, Inc.	5,356	189,763
Global Cash Access Holdings, Inc.*	30,418	200,759
Hackett Group, Inc. (The)	12,098	72,588
Heartland Payment Systems, Inc.	16,776	686,809
Higher One Holdings, Inc.*	14,772	88,484
iGATE Corp.*	16,048	587,357
Lionbridge Technologies, Inc.*	27,122	159,477
Luxoft Holding, Inc.*	2,164	58,406
ManTech International Corp., Class A	10,939	326,310
MAXIMUS, Inc.	31,521	1,341,849
ModusLink Global Solutions, Inc.* (a)	16,754	67,686
MoneyGram International, Inc.*	9,268	122,338
Planet Payment, Inc.*	20,125	52,929
PRGX Global, Inc.*	13,277	85,371
Sapient Corp.*	50,926	828,566
ServiceSource International, Inc.*	28,040	174,970
Sykes Enterprises, Inc.*	18,110	358,397
Syntel, Inc.*	7,102	570,433
TeleTech Holdings, Inc.*	9,093	219,414
Unisys Corp.*	23,634	575,961
Virtusa Corp.*	10,456	344,734
WEX, Inc.*	17,902	1,718,055

		15,991,096

Insurance 2.3%
Ambac Financial Group, Inc.*	19,845	598,922
American Equity Investment Life Holding Co.	31,173	726,954
AMERISAFE, Inc.	8,516	363,207

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
AmTrust Financial Services, Inc. (a)	14,328	$554,064
Argo Group International Holdings Ltd.	12,534	556,760
Baldwin & Lyons, Inc., Class B	4,309	112,077
Blue Capital Reinsurance Holdings Ltd.	2,711	50,316
Citizens, Inc.*	19,888	130,664
CNO Financial Group, Inc.	102,612	1,770,057
Crawford & Co., Class B	12,193	139,244
Donegal Group, Inc., Class A	3,541	52,265
eHealth, Inc.*	8,539	357,699
EMC Insurance Group, Inc.	2,059	67,926
Employers Holdings, Inc.	14,314	291,290
Enstar Group Ltd.*	4,385	566,104
FBL Financial Group, Inc., Class A	4,105	183,535
Fidelity & Guaranty Life	5,283	113,268
First American Financial Corp.	49,946	1,328,564
Fortegra Financial Corp.*	2,996	21,631
Global Indemnity PLC*	3,860	103,448
Greenlight Capital Re Ltd., Class A*	13,072	416,082
Hallmark Financial Services, Inc.*	6,728	56,515
HCI Group, Inc. (a)	4,475	173,093
Health Insurance Innovations, Inc., Class A* (a)	2,023	20,412
Hilltop Holdings, Inc.*	30,790	687,849
Horace Mann Educators Corp.	18,436	554,371
Independence Holding Co.	3,553	46,402
Infinity Property & Casualty Corp.	5,322	341,513
Investors Title Co.	640	45,286
Kansas City Life Insurance Co.	1,814	75,426
Maiden Holdings Ltd.	23,006	271,471
Meadowbrook Insurance Group, Inc.	23,159	129,690
Montpelier Re Holdings Ltd.	19,120	584,690
National Interstate Corp.	3,028	84,845
National Western Life Insurance Co., Class A	1,009	235,349
Navigators Group, Inc. (The)*	4,815	274,311
OneBeacon Insurance Group Ltd., Class A	10,539	162,722
Phoenix Cos., Inc. (The)*	2,715	119,514
Platinum Underwriters Holdings Ltd.	12,678	795,037
Primerica, Inc.	26,354	1,209,385
RLI Corp.	19,646	845,957
Safety Insurance Group, Inc.	5,947	319,413
Selective Insurance Group, Inc.	25,617	587,654
State Auto Financial Corp.	6,930	141,788
Stewart Information Services Corp.	9,854	300,547
Symetra Financial Corp.	37,631	777,457
Third Point Reinsurance Ltd.*	11,942	186,773
Tower Group International Ltd. (a)	27,268	67,079
United Fire Group, Inc.	9,599	267,044
Universal Insurance Holdings, Inc.	11,988	175,384

		18,041,054

Internet & Catalog Retail 0.4%
1-800-FLOWERS.COM, Inc., Class A*	11,818	64,408
Blue Nile, Inc.*	5,684	197,405

133

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Internet & Catalog Retail (continued)
FTD Cos., Inc.*	8,527	$258,709
HSN, Inc.	15,606	905,772
Nutrisystem, Inc.	13,171	197,565
Orbitz Worldwide, Inc.*	11,351	83,430
Overstock.com, Inc.*	5,171	82,840
PetMed Express, Inc.	9,288	121,580
RetailMeNot, Inc.*	4,622	137,782
Shutterfly, Inc.*	17,539	717,871
ValueVision Media, Inc., Class A*	18,297	85,630
Vitacost.com, Inc.*	10,012	66,780

		2,919,772

Internet Software & Services 2.6%
Angie’s List, Inc.* (a)	19,453	220,013
Bankrate, Inc.*	21,378	374,543
Bazaarvoice, Inc.* (a)	23,397	157,228
Benefitfocus, Inc.* (a)	2,345	75,978
Blucora, Inc.*	18,963	365,038
Brightcove, Inc.*	12,951	111,638
Carbonite, Inc.*	5,631	55,691
Care.com, Inc.* (a)	2,690	32,952
ChannelAdvisor Corp.*	2,952	77,460
Chegg, Inc.* (a)	6,851	36,105
comScore, Inc.*	16,422	514,501
Constant Contact, Inc.*	14,227	367,910
Conversant, Inc.*	30,844	753,827
Cornerstone OnDemand, Inc.*	18,657	685,831
CoStar Group, Inc.*	13,175	2,119,726
Cvent, Inc.*	2,940	80,938
Dealertrack Technologies, Inc.*	20,082	917,547
Demand Media, Inc.*	16,967	70,583
Demandware, Inc.*	8,506	422,153
Dice Holdings, Inc.*	17,882	136,797
Digital River, Inc.*	15,369	234,992
E2open, Inc.* (a)	7,533	130,095
EarthLink Holdings Corp.	48,018	163,741
eGain Corp.*	6,126	40,064
Endurance International Group Holdings, Inc.* (a)	10,081	127,525
Envestnet, Inc.*	10,993	405,092
Global Eagle Entertainment, Inc.*	13,025	143,666
Gogo, Inc.* (a)	5,193	70,209
Internap Network Services Corp.*	24,835	166,891
IntraLinks Holdings, Inc.*	17,868	163,492
j2 Global, Inc.	21,190	982,368
Limelight Networks, Inc.*	25,694	53,187
Liquidity Services, Inc.*	11,455	197,599
LivePerson, Inc.*	25,429	251,747
LogMeIn, Inc.*	11,777	535,265
Marchex, Inc., Class B	11,351	104,997
Marin Software, Inc.*	4,452	41,760
Marketo, Inc.*	3,511	95,288
Millennial Media, Inc.* (a)	16,217	103,627

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services (continued)
Monster Worldwide, Inc.*	44,586	$307,197
Move, Inc.*	18,318	195,819
Net Element International, Inc.* (a)	816	1,820
NIC, Inc.	29,876	547,926
OpenTable, Inc.*	10,524	706,792
Perficient, Inc.*	15,448	282,235
QuinStreet, Inc.*	14,761	90,042
RealNetworks, Inc.*	10,341	77,971
Reis, Inc.*	3,820	62,877
Rocket Fuel, Inc.* (a)	2,465	79,053
SciQuest, Inc.*	11,667	279,775
Shutterstock, Inc.*	3,429	248,637
Spark Networks, Inc.* (a)	8,432	38,197
SPS Commerce, Inc.*	7,407	383,683
Stamps.com, Inc.*	6,327	219,610
Support.com, Inc.*	24,711	61,036
TechTarget, Inc.* (a)	5,529	35,496
Textura Corp.* (a)	2,549	45,398
Travelzoo, Inc.*	3,719	66,719
Tremor Video, Inc.* (a)	3,271	14,752
Trulia, Inc.* (a)	12,814	435,676
United Online, Inc.	6,263	74,217
Unwired Planet, Inc.*	39,064	89,066
Vistaprint NV*	15,070	594,813
Vocus, Inc.*	8,763	157,559
Web.com Group, Inc.*	19,359	594,515
WebMD Health Corp.* (a)	13,126	578,725
Wix.com Ltd.* (a)	3,842	78,723
XO Group, Inc.*	12,257	130,169
Xoom Corp.*	3,752	83,707
Yelp, Inc.*	15,001	874,858
YuMe, Inc.*	2,647	17,708
Zillow, Inc., Class A* (a)	10,769	1,170,590
Zix Corp.*	28,475	93,398

		20,306,823

Leisure Products 0.5%
Arctic Cat, Inc.	6,058	247,712
Black Diamond, Inc.*	10,345	115,347
Brunswick Corp.	41,827	1,681,027
Callaway Golf Co.	35,558	309,710
JAKKS Pacific, Inc.	8,968	78,560
Johnson Outdoors, Inc., Class A	2,192	45,878
LeapFrog Enterprises, Inc.* (a)	29,266	200,472
Malibu Boats, Inc., Class A*	3,793	84,432
Marine Products Corp.	4,726	33,555
Nautilus, Inc.*	14,169	118,028
Smith & Wesson Holding Corp.* (a)	25,844	396,705
Sturm Ruger & Co., Inc. (a)	8,918	573,873

		3,885,299

134

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Life Sciences Tools & Services 0.4%
Accelerate Diagnostics, Inc.* (a)	5,418	$99,854
Affymetrix, Inc.*	32,748	243,318
Albany Molecular Research, Inc.*	10,746	172,581
Cambrex Corp.*	13,843	283,643
Fluidigm Corp.*	11,722	440,278
Furiex Pharmaceuticals, Inc.*	3,250	335,953
Harvard Bioscience, Inc.*	12,314	51,965
Luminex Corp.*	17,444	335,099
NeoGenomics, Inc.* (a)	15,793	52,275
Pacific Biosciences of California, Inc.*	23,857	105,448
PAREXEL International Corp.*	26,244	1,190,165
Sequenom, Inc.* (a)	53,199	145,233

		3,455,812

Machinery 3.2%
Accuride Corp.*	18,710	105,524
Actuant Corp., Class A	33,788	1,144,062
Alamo Group, Inc.	3,215	170,781
Albany International Corp., Class A	12,970	466,661
Altra Industrial Motion Corp.	12,524	427,820
American Railcar Industries, Inc. (a)	4,373	303,661
Ampco-Pittsburgh Corp.	3,947	79,058
Astec Industries, Inc.	9,354	373,692
Barnes Group, Inc.	24,813	955,797
Blount International, Inc.*	23,034	257,290
Briggs & Stratton Corp.	22,211	474,649
Chart Industries, Inc.*	14,000	955,080
CIRCOR International, Inc.	8,103	658,045
CLARCOR, Inc.	22,888	1,322,011
Columbus McKinnon Corp.*	9,095	240,927
Commercial Vehicle Group, Inc.*	11,131	108,082
Douglas Dynamics, Inc.	10,169	171,551
Dynamic Materials Corp.	6,294	127,139
Energy Recovery, Inc.* (a)	20,260	103,529
EnPro Industries, Inc.*	9,663	688,102
ESCO Technologies, Inc.	12,174	406,855
ExOne Co. (The)* (a)	3,089	106,694
Federal Signal Corp.*	28,976	439,856
FreightCar America, Inc.	5,555	145,874
Global Brass & Copper Holdings, Inc.	3,603	57,144
Gorman-Rupp Co. (The)	8,677	269,421
Graham Corp.	4,647	138,666
Greenbrier Cos., Inc. (The)*	11,289	591,995
Hardinge, Inc.	5,769	77,074
Hurco Cos., Inc.	2,956	78,807
Hyster-Yale Materials Handling, Inc.	4,852	467,684
John Bean Technologies Corp.	13,320	386,147
Kadant, Inc.	5,217	181,291
LB Foster Co., Class A	4,671	221,172
Lindsay Corp. (a)	5,934	522,963
Lydall, Inc.*	7,869	184,213
Manitex International, Inc.*	6,254	102,941
Meritor, Inc.*	45,029	534,494

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
Middleby Corp. (The)*	8,678	$2,191,021
Miller Industries, Inc.	5,204	100,801
Mueller Industries, Inc.	26,132	756,260
Mueller Water Products, Inc., Class A	73,068	666,380
NN, Inc.	7,911	154,818
Omega Flex, Inc.	1,345	27,129
PMFG, Inc.*	9,981	56,592
Proto Labs, Inc.* (a)	7,864	476,087
RBC Bearings, Inc.*	10,598	659,831
Rexnord Corp.*	14,052	375,750
Standex International Corp.	5,867	348,324
Sun Hydraulics Corp.	9,874	403,649
Tecumseh Products Co., Class A*	8,558	51,434
Tennant Co.	8,482	541,067
Titan International, Inc. (a)	24,689	432,304
TriMas Corp.*	20,793	745,637
Twin Disc, Inc.	3,883	112,335
Wabash National Corp.*	31,782	424,608
Watts Water Technologies, Inc., Class A	13,155	699,846
Woodward, Inc.	31,701	1,421,156
Xerium Technologies, Inc.*	4,869	65,732

		24,757,513

Marine 0.1%
International Shipholding Corp.	2,600	70,044
Matson, Inc.	19,690	466,456
Scorpio Bulkers, Inc.*	60,938	545,395
Ultrapetrol (Bahamas) Ltd.*	10,076	28,515

		1,110,410

Media 1.3%
AH Belo Corp., Class A	8,737	100,563
AMC Entertainment Holdings, Inc., Class A*	9,562	221,265
Beasley Broadcasting Group, Inc., Class A	1,892	14,568
Carmike Cinemas, Inc.*	10,577	313,714
Central European Media Enterprises Ltd., Class A*	34,995	95,886
Crown Media Holdings, Inc., Class A*	15,634	55,970
Cumulus Media, Inc., Class A*	43,263	277,316
Daily Journal Corp.*	412	72,635
Dex Media, Inc.* (a)	7,937	58,178
E.W. Scripps Co. (The), Class A*	14,413	246,895
Entercom Communications Corp., Class A*	11,144	120,355
Entravision Communications Corp., Class A	25,631	136,101
Global Sources Ltd.*	8,939	79,468
Gray Television, Inc.*	23,124	260,145
Harte-Hanks, Inc.	19,771	158,959
Hemisphere Media Group, Inc.*	3,802	46,004
Journal Communications, Inc., Class A*	20,512	164,506
Live Nation Entertainment, Inc.*	65,060	1,358,453
Loral Space & Communications, Inc.*	5,995	431,580
Martha Stewart Living Omnimedia, Inc., Class A*	11,314	44,238

135

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Media (continued)
McClatchy Co. (The), Class A* (a)	28,289	$155,024
MDC Partners, Inc., Class A	18,432	450,109
Media General, Inc.* (a)	9,138	139,994
Meredith Corp.	16,445	724,731
National CineMedia, Inc.	28,150	427,598
New York Times Co. (The), Class A	59,558	957,693
Nexstar Broadcasting Group, Inc., Class A	13,552	540,047
ReachLocal, Inc.* (a)	5,015	50,150
Reading International, Inc., Class A*	7,564	53,553
Rentrak Corp.*	4,789	272,925
Saga Communications, Inc., Class A	2,272	100,650
Salem Communications Corp., Class A	4,575	40,306
Scholastic Corp.	12,325	405,616
SFX Entertainment, Inc.* (a)	9,038	59,289
Sinclair Broadcast Group, Inc., Class A	31,696	847,234
Sizmek, Inc.*	11,180	107,104
World Wrestling Entertainment, Inc., Class A (a)	13,216	257,712

		9,846,534

Metals & Mining 1.3%
AK Steel Holding Corp.* (a)	63,150	442,050
Allied Nevada Gold Corp.* (a)	48,214	163,445
AM Castle & Co.* (a)	7,991	98,129
AMCOL International Corp.	12,832	588,347
Century Aluminum Co.*	23,653	325,229
Coeur Mining, Inc.*	46,692	404,353
Commercial Metals Co.	53,895	1,034,784
General Moly, Inc.* (a)	27,646	30,411
Globe Specialty Metals, Inc.	29,718	575,935
Gold Resource Corp. (a)	14,940	68,873
Handy & Harman Ltd.*	2,612	59,057
Haynes International, Inc.	5,656	300,051
Hecla Mining Co. (a)	153,183	470,272
Horsehead Holding Corp.*	23,239	362,296
Kaiser Aluminum Corp.	8,692	611,917
Materion Corp.	9,447	317,892
Midway Gold Corp.*	53,092	48,553
Molycorp, Inc.* (a)	69,121	328,325
Noranda Aluminum Holding Corp.	15,373	54,574
Olympic Steel, Inc.	4,254	112,135
Paramount Gold and Silver Corp.* (a)	63,997	64,637
RTI International Metals, Inc.*	14,517	408,799
Schnitzer Steel Industries, Inc., Class A	11,845	332,489
Stillwater Mining Co.*	54,514	860,231
SunCoke Energy, Inc.*	32,305	674,205
U.S. Silica Holdings, Inc.	9,903	447,318
Universal Stainless & Alloy Products, Inc.*	3,235	116,104
Walter Energy, Inc. (a)	28,689	206,561
Worthington Industries, Inc.	24,374	896,963

		10,403,935

Common Stocks (continued)

	Shares	Market Value

Multiline Retail 0.1%
Bon-Ton Stores, Inc. (The) (a)	6,114	$67,254
Burlington Stores, Inc.*	7,089	184,243
Fred’s, Inc., Class A	16,918	308,246
Gordmans Stores, Inc.	4,366	19,603
Tuesday Morning Corp.*	19,758	276,217

		855,563

Multi-Utilities 0.4%
Avista Corp.	27,680	889,912
Black Hills Corp.	20,493	1,183,471
NorthWestern Corp.	17,486	845,972

		2,919,355

Oil, Gas & Consumable Fuels 3.9%
Abraxas Petroleum Corp.*	38,255	208,872
Adams Resources & Energy, Inc.	975	70,258
Alon USA Energy, Inc. (a)	10,869	177,056
Alpha Natural Resources, Inc.* (a)	102,341	440,066
Amyris, Inc.* (a)	12,496	43,986
Apco Oil and Gas International, Inc.*	4,124	57,653
Approach Resources, Inc.*	16,069	333,432
Arch Coal, Inc. (a)	98,368	450,525
Athlon Energy, Inc.*	9,572	386,805
Bill Barrett Corp.*	22,504	532,895
Bonanza Creek Energy, Inc.*	13,582	660,357
BPZ Resources, Inc.*	55,129	148,848
Callon Petroleum Co.*	18,281	167,820
Carrizo Oil & Gas, Inc.*	20,982	1,154,430
Clayton Williams Energy, Inc.*	2,728	394,141
Clean Energy Fuels Corp.* (a)	31,412	277,996
Cloud Peak Energy, Inc.*	28,073	552,757
Comstock Resources, Inc. (a)	22,273	619,189
Contango Oil & Gas Co.*	6,840	328,594
Delek US Holdings, Inc.	17,150	548,628
Diamondback Energy, Inc.*	9,764	702,422
Emerald Oil, Inc.*	26,170	185,022
Endeavour International Corp.*	23,549	81,009
Energy XXI (Bermuda) Ltd. (a)	33,705	806,561
EPL Oil & Gas, Inc.*	13,762	538,645
Equal Energy Ltd.	16,448	74,509
Evolution Petroleum Corp.	7,829	92,382
EXCO Resources, Inc.	78,685	499,650
Forest Oil Corp.*	55,606	103,427
Frontline Ltd.*	26,991	91,769
FX Energy, Inc.* (a)	24,806	140,154
GasLog Ltd.	14,649	392,300
Gastar Exploration, Inc.*	26,053	172,731
Goodrich Petroleum Corp.* (a)	14,486	364,323
Green Plains Renewable Energy, Inc.	11,768	351,863
Halcon Resources Corp.* (a)	106,490	587,825
Hallador Energy Co.	3,711	33,993
Isramco, Inc.*	418	54,340
Jones Energy, Inc., Class A*	5,142	79,547

136

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
KiOR, Inc., Class A*	21,269	$12,976
Knightsbridge Tankers Ltd.	14,151	169,104
Kodiak Oil & Gas Corp.*	122,605	1,558,310
Magnum Hunter Resources Corp.*	79,456	675,376
Matador Resources Co.*	26,861	771,448
Midstates Petroleum Co., Inc.*	15,477	91,314
Miller Energy Resources, Inc.* (a)	14,373	69,278
Nordic American Tankers Ltd.	40,731	351,509
Northern Oil and Gas, Inc.* (a)	29,391	453,503
Panhandle Oil and Gas, Inc., Class A	3,182	139,531
PDC Energy, Inc.*	16,425	1,045,780
Penn Virginia Corp.*	25,608	426,117
Petrocorp, Inc.* (b)	1,500	0
PetroQuest Energy, Inc.*	26,742	160,987
Quicksilver Resources, Inc.*	57,744	188,245
Renewable Energy Group, Inc.*	9,715	114,346
Rentech, Inc.*	94,146	199,590
Resolute Energy Corp.*	31,638	237,285
REX American Resources Corp.*	2,540	166,014
Rex Energy Corp.*	20,949	441,186
Rosetta Resources, Inc.*	28,203	1,335,130
RSP Permian, Inc.*	10,561	299,404
Sanchez Energy Corp.* (a)	17,570	496,880
Scorpio Tankers, Inc.	85,393	769,391
SemGroup Corp., Class A	19,485	1,244,702
Ship Finance International Ltd. (a)	25,866	456,018
Solazyme, Inc.* (a)	24,078	259,079
Stone Energy Corp.*	23,074	1,131,780
Swift Energy Co.* (a)	19,951	245,996
Synergy Resources Corp.*	23,370	272,027
Targa Resources Corp.	15,208	1,642,312
Teekay Tankers Ltd., Class A (a)	29,169	101,800
Triangle Petroleum Corp.*	31,376	301,837
Uranium Energy Corp.* (a)	39,982	42,781
Ur-Energy, Inc.*	57,780	69,336
VAALCO Energy, Inc.*	26,864	247,686
W&T Offshore, Inc.	16,015	307,488
Warren Resources, Inc.*	33,935	172,050
Western Refining, Inc. (a)	25,058	1,090,023
Westmoreland Coal Co.*	5,376	159,183
ZaZa Energy Corp.*	15,903	7,864

		30,831,446

Paper & Forest Products 0.7%
Boise Cascade Co.*	5,714	142,964
Clearwater Paper Corp.*	9,732	597,448
Deltic Timber Corp.	5,151	312,923
KapStone Paper and Packaging Corp.*	37,761	996,135
Louisiana-Pacific Corp.*	64,447	1,056,286
Neenah Paper, Inc.	7,411	373,292
P.H. Glatfelter Co.	19,828	506,011
Resolute Forest Products, Inc.*	32,183	574,145
Schweitzer-Mauduit International, Inc.	14,509	633,173

Common Stocks (continued)

	Shares	Market Value

Paper & Forest Products (continued)
Wausau Paper Corp.	22,826	$272,999

		5,465,376

Personal Products 0.2%
Elizabeth Arden, Inc.*	11,823	434,377
Female Health Co. (The)	10,145	76,696
Inter Parfums, Inc.	7,522	275,230
Lifevantage Corp.* (a)	48,003	66,244
Medifast, Inc.*	6,094	192,875
Nature’s Sunshine Products, Inc.	5,074	67,789
Nutraceutical International Corp.*	3,937	98,110
Revlon, Inc., Class A*	5,236	157,813
Star Scientific, Inc.*	78,336	51,381
Synutra International, Inc.*	7,996	44,618
USANA Health Sciences, Inc.*	2,798	189,872

		1,655,005

Pharmaceuticals 1.4%
AcelRx Pharmaceuticals, Inc.* (a)	10,757	116,391
Aerie Pharmaceuticals, Inc.*	3,669	57,457
Akorn, Inc.*	26,926	679,074
Alimera Sciences, Inc.* (a)	9,602	58,380
Ampio Pharmaceuticals, Inc.* (a)	18,070	110,046
Aratana Therapeutics, Inc.* (a)	3,771	51,964
Auxilium Pharmaceuticals, Inc.* (a)	22,795	513,115
AVANIR Pharmaceuticals, Inc., Class A*	67,427	335,786
BioDelivery Sciences International, Inc.* (a)	17,105	152,406
Cempra, Inc.* (a)	9,218	84,068
Corcept Therapeutics, Inc.* (a)	24,437	108,012
Depomed, Inc.*	26,040	364,820
Egalet Corp.*	1,359	15,710
Endocyte, Inc.*	16,046	290,593
Horizon Pharma, Inc.* (a)	25,578	362,696
Impax Laboratories, Inc.*	31,718	829,426
Lannett Co., Inc.*	8,654	298,823
Medicines Co. (The)*	29,297	779,300
Nektar Therapeutics*	57,909	681,589
Omeros Corp.* (a)	15,583	192,918
Pacira Pharmaceuticals, Inc.*	13,690	937,628
Pernix Therapeutics Holdings, Inc.* (a)	7,793	37,484
Pozen, Inc.*	12,468	104,232
Prestige Brands Holdings, Inc.*	23,671	793,452
Questcor Pharmaceuticals, Inc. (a)	23,988	1,971,334
Relypsa, Inc.*	3,116	69,580
Repros Therapeutics, Inc.* (a)	10,684	180,239
Revance Therapeutics, Inc.*	3,130	107,296
Sagent Pharmaceuticals, Inc.*	8,684	179,672
SciClone Pharmaceuticals, Inc.*	24,755	118,329
Sucampo Pharmaceuticals, Inc., Class A* (a)	6,559	45,323
Supernus Pharmaceuticals, Inc.*	9,535	78,282
TherapeuticsMD, Inc.* (a)	39,548	166,102
Vivus, Inc.*	46,478	241,686
XenoPort, Inc.*	25,485	103,469

137

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals (continued)
Zogenix, Inc.* (a)	45,731	$111,584

		11,328,266

Professional Services 1.3%
Acacia Research Corp. (a)	22,728	364,557
Advisory Board Co. (The)*	16,376	937,690
Barrett Business Services, Inc.	3,243	163,480
CBIZ, Inc.*	16,709	143,196
CDI Corp.	6,498	99,549
Corporate Executive Board Co. (The)	15,534	1,072,157
CRA International, Inc.*	4,687	102,036
Exponent, Inc.	6,057	426,534
Franklin Covey Co.*	4,274	86,634
FTI Consulting, Inc.*	18,603	638,083
GP Strategies Corp.*	6,724	176,707
Heidrick & Struggles International, Inc.	8,404	158,415
Huron Consulting Group, Inc.*	10,745	765,044
ICF International, Inc.*	9,103	354,744
Insperity, Inc.	10,265	329,096
Kelly Services, Inc., Class A	12,458	262,365
Kforce, Inc.	12,471	288,329
Korn/Ferry International*	22,449	652,143
Mistras Group, Inc.*	7,409	168,258
Navigant Consulting, Inc.*	23,176	389,357
Odyssey Marine Exploration, Inc.* (a)	38,685	84,720
On Assignment, Inc.*	21,123	739,305
Pendrell Corp.*	74,358	122,691
Resources Connection, Inc.	17,830	242,666
RPX Corp.*	14,899	244,046
TrueBlue, Inc.*	18,745	501,429
VSE Corp.	1,912	119,443
WageWorks, Inc.*	11,533	488,653

		10,121,327

Real Estate Investment Trusts (REITs) 7.9%
Acadia Realty Trust	25,534	692,737
AG Mortgage Investment Trust, Inc.	13,155	232,712
Agree Realty Corp.	7,005	209,239
Alexander’s, Inc.	994	343,685
Altisource Residential Corp.	26,176	736,069
American Assets Trust, Inc.	15,708	533,287
American Capital Mortgage Investment Corp.	24,479	484,684
American Realty Capital Properties, Inc.	217,488	2,846,918
American Residential Properties, Inc.*	6,327	113,696
AmREIT, Inc.	9,293	154,821
Anworth Mortgage Asset Corp.	63,000	340,200
Apollo Commercial Real Estate Finance, Inc.	17,328	294,749
Apollo Residential Mortgage, Inc.	14,748	238,180
Ares Commercial Real Estate Corp.	9,716	123,976
Armada Hoffler Properties, Inc.	9,263	89,666
ARMOUR Residential REIT, Inc.	174,065	738,036
Ashford Hospitality Prime, Inc.	8,351	128,104
Ashford Hospitality Trust, Inc.	30,735	315,341

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Associated Estates Realty Corp.	26,878	$451,013
Aviv REIT, Inc.	6,551	172,881
Campus Crest Communities, Inc.	30,001	258,309
Capstead Mortgage Corp.	40,538	518,076
CatchMark Timber Trust, Inc., Class A	5,589	75,340
Cedar Realty Trust, Inc.	33,629	208,164
Chambers Street Properties	109,524	853,192
Chatham Lodging Trust	12,316	250,384
Chesapeake Lodging Trust	22,520	607,815
Colony Financial, Inc.	42,505	924,484
CoreSite Realty Corp.	9,601	292,062
Cousins Properties, Inc.	78,009	907,245
CubeSmart	64,791	1,205,113
CyrusOne, Inc.	8,907	178,140
CYS Investments, Inc.	75,183	646,574
DCT Industrial Trust, Inc.	146,520	1,145,786
DiamondRock Hospitality Co.	90,324	1,108,276
DuPont Fabros Technology, Inc.	28,894	700,102
Dynex Capital, Inc.	25,827	221,596
EastGroup Properties, Inc.	14,037	887,840
Education Realty Trust, Inc.	53,170	542,334
Ellington Residential Mortgage REIT	2,922	47,745
Empire State Realty Trust, Inc., Class A	38,426	587,918
EPR Properties	23,877	1,280,046
Equity One, Inc.	27,894	628,452
Excel Trust, Inc.	22,453	283,357
FelCor Lodging Trust, Inc.	57,219	528,131
First Industrial Realty Trust, Inc.	49,783	914,514
First Potomac Realty Trust	27,181	354,168
Franklin Street Properties Corp.	41,599	506,676
Geo Group, Inc. (The)	33,036	1,107,697
Getty Realty Corp.	11,898	225,110
Gladstone Commercial Corp.	7,584	133,782
Glimcher Realty Trust	66,876	681,466
Government Properties Income Trust	23,194	590,287
Gramercy Property Trust, Inc.	27,399	143,023
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	6,680	88,310
Healthcare Realty Trust, Inc.	44,459	1,118,144
Hersha Hospitality Trust	94,347	548,156
Highwoods Properties, Inc.	41,539	1,676,099
Hudson Pacific Properties, Inc.	23,290	548,480
Inland Real Estate Corp.	40,181	419,891
Invesco Mortgage Capital, Inc.	57,448	957,658
Investors Real Estate Trust	49,171	428,771
iStar Financial, Inc.*	39,186	582,304
JAVELIN Mortgage Investment Corp.	5,808	76,724
Kite Realty Group Trust	60,327	374,027
LaSalle Hotel Properties	48,006	1,588,038
Lexington Realty Trust	71,709	771,589
LTC Properties, Inc.	16,073	620,900
Medical Properties Trust, Inc.	78,946	1,065,771
Monmouth Real Estate Investment Corp., Class A	21,177	198,852

138

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
National Health Investors, Inc.	13,466	$830,718
New Residential Investment Corp.	117,236	715,140
New York Mortgage Trust, Inc.	41,391	305,052
NorthStar Realty Finance Corp.	151,062	2,420,013
One Liberty Properties, Inc.	5,657	125,189
Parkway Properties, Inc.	27,464	517,971
Pebblebrook Hotel Trust	28,388	977,683
Pennsylvania Real Estate Investment Trust	31,688	524,436
PennyMac Mortgage Investment Trust	32,681	766,043
Physicians Realty Trust	9,281	127,335
Potlatch Corp.	18,702	714,977
PS Business Parks, Inc.	8,970	769,357
QTS Realty Trust, Inc., Class A	6,617	180,313
RAIT Financial Trust	37,626	307,781
Ramco-Gershenson Properties Trust	31,160	513,517
Redwood Trust, Inc.	38,193	832,607
Resource Capital Corp.	60,277	331,524
Retail Opportunity Investments Corp.	33,127	518,106
Rexford Industrial Realty, Inc.	7,832	111,371
RLJ Lodging Trust	57,208	1,525,737
Rouse Properties, Inc. (a)	12,206	204,939
Ryman Hospitality Properties, Inc. (a)	20,418	930,040
Sabra Health Care REIT, Inc.	17,397	521,388
Saul Centers, Inc.	3,789	173,877
Select Income REIT	10,291	316,757
Silver Bay Realty Trust Corp.	7,189	107,691
Sovran Self Storage, Inc.	14,516	1,101,764
STAG Industrial, Inc.	20,562	483,824
Strategic Hotels & Resorts, Inc.*	83,972	906,058
Summit Hotel Properties, Inc.	37,318	338,101
Sun Communities, Inc.	18,711	852,660
Sunstone Hotel Investors, Inc.	84,664	1,211,542
Terreno Realty Corp.	11,758	214,819
UMH Properties, Inc.	8,681	85,508
Universal Health Realty Income Trust	5,101	216,435
Urstadt Biddle Properties, Inc., Class A	10,721	218,816
Washington Real Estate Investment Trust	30,979	757,746
Western Asset Mortgage Capital Corp.	18,182	268,548
Whitestone REIT	10,296	144,453
Winthrop Realty Trust	15,088	209,723
ZAIS Financial Corp.	2,671	44,045

		62,270,516

Real Estate Management & Development 0.3%
Alexander & Baldwin, Inc.	19,943	744,073
AV Homes, Inc.*	4,256	72,905
Consolidated-Tomoka Land Co.	2,661	105,189
Forestar Group, Inc.*	16,047	273,602
Kennedy-Wilson Holdings, Inc.	29,890	652,798
RE/MAX Holdings, Inc., Class A	5,295	149,425
Tejon Ranch Co.*	6,376	197,720

		2,195,712

Common Stocks (continued)

	Shares	Market Value

Road & Rail 0.6%
Arkansas Best Corp.	11,918	$469,808
Celadon Group, Inc.	9,354	215,235
Heartland Express, Inc.	21,133	459,854
Knight Transportation, Inc.	27,049	641,873
Marten Transport Ltd.	10,721	251,515
Patriot Transportation Holding, Inc.*	3,017	105,233
Quality Distribution, Inc.*	9,822	123,463
Roadrunner Transportation Systems, Inc.*	8,665	213,419
Saia, Inc.*	11,256	463,409
Swift Transportation Co.*	38,793	932,972
Universal Truckload Services, Inc.	2,564	63,228
Werner Enterprises, Inc.	21,102	540,211
YRC Worldwide, Inc.* (a)	14,481	324,809

		4,805,029

Semiconductors & Semiconductor Equipment 3.5%
Advanced Energy Industries, Inc.*	18,097	395,962
Alpha & Omega Semiconductor Ltd.*	7,823	56,326
Ambarella, Inc.* (a)	8,953	222,482
Amkor Technology, Inc.*	32,450	257,977
ANADIGICS, Inc.*	37,889	47,361
Applied Micro Circuits Corp.*	33,815	328,344
Axcelis Technologies, Inc.*	50,881	91,077
Brooks Automation, Inc.	30,701	314,071
Cabot Microelectronics Corp.*	11,274	488,953
Cavium, Inc.*	23,718	1,004,932
Ceva, Inc.*	10,246	166,293
Cirrus Logic, Inc.*	29,268	652,676
Cohu, Inc.	11,546	118,924
Cypress Semiconductor Corp.* (a)	72,235	684,065
Diodes, Inc.*	16,607	437,927
DSP Group, Inc.*	9,095	72,396
Entegris, Inc.*	64,328	713,398
Entropic Communications, Inc.*	41,618	153,570
Exar Corp.*	17,792	192,509
FormFactor, Inc.*	24,886	143,095
GSI Technology, Inc.*	9,283	58,947
GT Advanced Technologies, Inc.* (a)	62,002	1,029,853
Hittite Microwave Corp.	14,557	864,104
Inphi Corp.*	12,697	187,789
Integrated Device Technology, Inc.*	60,887	710,551
Integrated Silicon Solution, Inc.*	13,568	196,193
Intermolecular, Inc.* (a)	8,279	22,519
International Rectifier Corp.*	32,045	834,452
Intersil Corp., Class A	58,673	724,025
IXYS Corp.	11,245	121,334
Kopin Corp.*	30,912	100,773
Lattice Semiconductor Corp.*	53,427	449,855
LTX-Credence Corp.*	22,028	212,130
M/A-COM Technology Solutions Holdings, Inc.*	4,842	84,783
MaxLinear, Inc., Class A*	11,201	88,152
Micrel, Inc.	21,305	212,198

139

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Microsemi Corp.*	42,876	$1,008,444
MKS Instruments, Inc.	24,402	686,916
Monolithic Power Systems, Inc.*	17,878	663,274
MoSys, Inc.* (a)	21,853	85,445
Nanometrics, Inc.*	10,734	174,535
NeoPhotonics Corp.*	9,177	52,951
NVE Corp.*	2,216	116,362
OmniVision Technologies, Inc.*	24,816	484,656
PDF Solutions, Inc.*	11,726	220,097
Peregrine Semiconductor Corp.* (a)	12,357	66,357
Pericom Semiconductor Corp.*	10,543	85,082
Photronics, Inc.*	27,939	242,511
PLX Technology, Inc.*	21,488	124,630
PMC-Sierra, Inc.*	94,193	644,280
Power Integrations, Inc.	13,363	631,134
Rambus, Inc.*	51,478	622,369
RF Micro Devices, Inc.*	129,912	1,096,457
Rubicon Technology, Inc.*	9,694	98,200
Rudolph Technologies, Inc.*	15,128	137,816
Semtech Corp.*	31,091	745,562
Sigma Designs, Inc.*	14,163	53,395
Silicon Image, Inc.*	35,869	201,225
Spansion, Inc., Class A*	21,879	390,103
SunEdison, Inc.*	123,094	2,367,098
SunPower Corp.* (a)	19,038	636,250
Synaptics, Inc.*	15,004	932,499
Tessera Technologies, Inc.	24,302	532,943
TriQuint Semiconductor, Inc.*	75,372	1,068,775
Ultra Clean Holdings, Inc.*	11,443	97,494
Ultratech, Inc.*	12,793	340,550
Veeco Instruments, Inc.*	18,068	667,974

		27,715,380

Software 3.6%
ACI Worldwide, Inc.*	18,403	1,051,731
Actuate Corp.*	21,884	123,207
Advent Software, Inc.	15,019	432,848
American Software, Inc., Class A	11,127	107,264
Aspen Technology, Inc.*	43,290	1,861,037
AVG Technologies NV*	11,136	208,577
Barracuda Networks, Inc.*	1,902	49,129
Blackbaud, Inc.	21,081	641,916
Bottomline Technologies de, Inc.*	17,464	552,561
BroadSoft, Inc.*	12,996	329,839
Callidus Software, Inc.*	18,789	179,341
CommVault Systems, Inc.*	21,456	1,038,470
Comverse, Inc.*	10,248	255,585
Covisint Corp.* (a)	3,225	22,769
Cyan, Inc.* (a)	3,880	16,218
Digimarc Corp.	2,912	96,154
Ebix, Inc. (a)	14,307	225,764
Ellie Mae, Inc.*	12,900	314,631
Epiq Systems, Inc.	14,637	187,207

Common Stocks (continued)

	Shares	Market Value

Software (continued)
ePlus, Inc.*	1,757	$87,920
Fair Isaac Corp.	16,560	947,232
FleetMatics Group PLC* (a)	8,010	240,540
Gigamon, Inc.*	3,569	56,283
Glu Mobile, Inc.*	30,037	120,148
Guidance Software, Inc.*	7,662	70,567
Guidewire Software, Inc.*	22,536	850,959
Imperva, Inc.*	9,315	213,127
Infoblox, Inc.*	24,421	479,140
Interactive Intelligence Group, Inc.*	7,140	446,750
Jive Software, Inc.*	19,263	144,087
Manhattan Associates, Inc.*	35,937	1,133,094
Mavenir Systems, Inc.*	2,680	39,986
Mentor Graphics Corp.	44,028	911,380
MicroStrategy, Inc., Class A*	4,172	506,606
Mitek Systems, Inc.* (a)	11,520	37,555
Model N, Inc.*	3,662	32,995
Monotype Imaging Holdings, Inc.	17,621	465,371
Netscout Systems, Inc.*	16,705	650,827
Pegasystems, Inc.	16,050	265,949
Progress Software Corp.*	23,936	513,667
Proofpoint, Inc.*	10,614	270,020
PROS Holdings, Inc.*	10,842	297,071
PTC, Inc.*	55,215	1,952,955
QAD, Inc., Class A	2,804	53,416
Qlik Technologies, Inc.*	40,192	883,420
Qualys, Inc.*	6,907	133,236
Rally Software Development Corp.*	3,241	42,392
RealPage, Inc.* (a)	21,508	381,767
Rosetta Stone, Inc.*	5,417	64,516
Sapiens International Corp. NV*	8,947	70,413
Seachange International, Inc.*	15,172	142,162
Silver Spring Networks, Inc.* (a)	2,740	41,045
SS&C Technologies Holdings, Inc.*	26,910	1,047,337
Synchronoss Technologies, Inc.*	13,396	407,774
Take-Two Interactive Software, Inc.*	37,454	763,313
Tangoe, Inc.* (a)	14,447	217,283
TeleCommunication Systems, Inc., Class A*	20,992	53,530
Telenav, Inc.*	8,499	52,099
TiVo, Inc.*	58,497	693,774
Tyler Technologies, Inc.*	14,544	1,187,518
Ultimate Software Group, Inc. (The)*	12,762	1,526,718
Varonis Systems, Inc.*	2,482	62,720
VASCO Data Security International, Inc.*	13,480	153,807
Verint Systems, Inc.*	24,364	1,066,412
VirnetX Holding Corp.* (a)	19,465	306,574
Vringo, Inc.* (a)	30,554	124,966

		27,904,669

Specialty Retail 3.0%
Aeropostale, Inc.* (a)	35,998	178,910
America’s Car-Mart, Inc.*	3,694	133,501
Ann, Inc.*	21,817	855,008

140

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Asbury Automotive Group, Inc.*	14,398	$888,933
Barnes & Noble, Inc.*	18,698	306,647
bebe stores, inc.	16,177	81,694
Big 5 Sporting Goods Corp.	7,778	94,969
Body Central Corp.* (a)	8,062	8,385
Brown Shoe Co., Inc.	19,933	470,219
Buckle, Inc. (The)	12,874	604,949
Cato Corp. (The), Class A	12,717	362,307
Children’s Place Retail Stores, Inc. (The)	10,647	511,056
Christopher & Banks Corp.*	17,097	106,685
Citi Trends, Inc.*	6,982	118,624
Conn’s, Inc.*	10,394	459,727
Container Store Group, Inc. (The)* (a)	6,694	184,687
Destination Maternity Corp.	6,262	154,421
Destination XL Group, Inc.*	19,754	106,672
Express, Inc.*	39,438	574,612
Finish Line, Inc. (The), Class A	22,722	625,537
Five Below, Inc.*	15,143	610,414
Francesca’s Holdings Corp.* (a)	20,366	333,188
Genesco, Inc.*	11,083	846,409
Group 1 Automotive, Inc.	10,047	724,690
Haverty Furniture Cos., Inc.	9,101	232,440
hhgregg, Inc.* (a)	5,504	47,445
Hibbett Sports, Inc.* (a)	11,988	645,554
Jos. A. Bank Clothiers, Inc.*	12,913	833,534
Kirkland’s, Inc.*	6,400	109,504
Lithia Motors, Inc., Class A	10,266	762,559
Lumber Liquidators Holdings, Inc.*	12,687	1,105,799
MarineMax, Inc.*	11,230	180,354
Mattress Firm Holding Corp.* (a)	6,242	282,076
Men’s Wearhouse, Inc. (The)	21,912	1,038,191
Monro Muffler Brake, Inc.	14,415	813,006
New York & Co., Inc.*	13,307	55,756
Office Depot, Inc.*	221,772	907,047
Outerwall, Inc.* (a)	9,435	654,317
Pacific Sunwear of California, Inc.*	21,267	61,249
Penske Automotive Group, Inc.	19,506	894,545
Pep Boys-Manny, Moe & Jack (The)*	24,565	251,054
Pier 1 Imports, Inc.	38,523	703,430
RadioShack Corp.* (a)	45,894	65,628
Rent-A-Center, Inc.	24,624	719,267
Restoration Hardware Holdings, Inc.*	8,167	509,539
Sears Hometown and Outlet Stores, Inc.*	3,945	93,141
Select Comfort Corp.*	25,632	471,629
Shoe Carnival, Inc.	6,908	157,779
Sonic Automotive, Inc., Class A	18,046	439,240
Stage Stores, Inc.	15,113	289,867
Stein Mart, Inc.	12,750	159,375
Systemax, Inc.*	4,913	84,946
Tile Shop Holdings, Inc.* (a)	8,517	120,047
Tilly’s, Inc., Class A*	4,640	52,432
Trans World Entertainment Corp.	4,962	16,226
Vitamin Shoppe, Inc.*	14,020	671,278

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
West Marine, Inc.*	7,836	$83,845
Wet Seal, Inc. (The), Class A* (a)	42,017	47,479
Winmark Corp.	1,035	78,515
Zale Corp.*	15,008	321,021
Zumiez, Inc.*	9,686	236,823

		23,538,181

Technology Hardware, Storage & Peripherals 0.4%
Cray, Inc.*	18,308	525,623
Electronics For Imaging, Inc.*	21,478	811,653
Fusion-io, Inc.*	37,733	325,636
Hutchinson Technology, Inc.*	11,433	31,784
Imation Corp.*	15,521	67,051
Immersion Corp.*	12,876	146,014
QLogic Corp.*	41,014	474,942
Quantum Corp.*	96,579	104,305
Silicon Graphics International Corp.* (a)	15,735	190,079
Super Micro Computer, Inc.*	14,634	297,948
Violin Memory, Inc.* (a)	8,441	30,387

		3,005,422

Textiles, Apparel & Luxury Goods 1.3%
American Apparel, Inc.*	39,520	25,546
Columbia Sportswear Co.	5,943	510,979
Crocs, Inc.*	40,742	616,427
Culp, Inc.	3,742	67,543
G-III Apparel Group Ltd.*	7,741	555,572
Iconix Brand Group, Inc.*	22,438	953,615
Kate Spade & Co.*	58,418	2,031,194
Movado Group, Inc.	8,141	319,779
Oxford Industries, Inc.	6,242	412,034
Perry Ellis International, Inc.*	5,792	87,459
Quiksilver, Inc.*	61,546	395,125
RG Barry Corp.	4,580	83,722
Skechers U.S.A., Inc., Class A*	17,877	732,778
Steven Madden Ltd.*	27,779	989,210
Tumi Holdings, Inc.*	22,215	453,630
Unifi, Inc.*	6,923	153,275
Vera Bradley, Inc.*	9,948	281,528
Vince Holding Corp.*	5,358	147,399
Wolverine World Wide, Inc.	46,386	1,303,447

		10,120,262

Thrifts & Mortgage Finance 1.6%
Astoria Financial Corp.	41,062	544,482
Banc of California, Inc.	7,373	92,679
Bank Mutual Corp.	21,758	130,983
BankFinancial Corp.	9,899	97,406
BBX Capital Corp., Class A*	3,284	61,509
Beneficial Mutual Bancorp, Inc.*	14,765	192,536
Berkshire Hills Bancorp, Inc.	11,639	272,702
BofI Holding, Inc.*	5,577	449,562
Brookline Bancorp, Inc.	32,482	294,936

141

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance (continued)
Capitol Federal Financial, Inc.	68,699	$827,136
Charter Financial Corp.	10,685	117,535
Clifton Bancorp, Inc.	3,749	43,451
Dime Community Bancshares, Inc.	14,903	242,919
Doral Financial Corp.*	3,018	28,852
ESB Financial Corp.	6,075	76,666
ESSA Bancorp, Inc.	3,776	39,233
Essent Group Ltd.*	10,530	198,490
EverBank Financial Corp.	37,111	694,718
Federal Agricultural Mortgage Corp., Class C	4,715	167,760
First Defiance Financial Corp.	4,558	123,157
First Federal Bancshares of Arkansas, Inc.*	1,538	13,642
First Financial Northwest, Inc.	7,008	71,482
Flagstar Bancorp, Inc.*	9,190	161,744
Fox Chase Bancorp, Inc.	5,460	91,073
Franklin Financial Corp.*	4,825	96,307
Hingham Institution for Savings	573	39,829
Home Bancorp, Inc.*	2,976	60,264
Home Loan Servicing Solutions Ltd.	32,779	726,055
HomeStreet, Inc.	5,923	107,562
Kearny Financial Corp.*	6,525	95,134
Ladder Capital Corp., Class A* (a)	7,036	125,874
Meridian Interstate Bancorp, Inc.*	3,828	96,734
Meta Financial Group, Inc.	2,735	114,624
MGIC Investment Corp.*	149,878	1,288,951
NASB Financial, Inc.	2,003	47,792
Northfield Bancorp, Inc.	26,800	347,596
Northwest Bancshares, Inc.	43,103	572,839
OceanFirst Financial Corp.	6,313	102,397
Oritani Financial Corp.	21,050	312,171
PennyMac Financial Services, Inc., Class A*	6,054	96,077
Provident Financial Holdings, Inc.	3,868	54,423
Provident Financial Services, Inc.	27,531	478,489
Radian Group, Inc.	79,881	1,116,736
Rockville Financial, Inc. (a)	12,118	159,473
Stonegate Mortgage Corp.* (a)	3,653	46,210
Territorial Bancorp, Inc.	4,543	92,950
Tree.com, Inc.*	3,002	87,298
TrustCo Bank Corp.	43,629	288,388
United Community Financial Corp.*	22,702	75,598
United Financial Bancorp, Inc.	9,027	159,236
Walker & Dunlop, Inc.*	7,605	119,246
Waterstone Financial, Inc.	3,559	37,049
Westfield Financial, Inc.	8,094	55,444
WSFS Financial Corp.	3,654	247,083

		12,282,482

Tobacco 0.2%
Alliance One International, Inc.*	40,812	104,887
Universal Corp.	10,772	587,828
Vector Group Ltd. (a)	29,349	625,134

		1,317,849

Common Stocks (continued)

	Shares	Market Value

Trading Companies & Distributors 0.9%
Aceto Corp.	12,621	$276,147
Aircastle Ltd.	31,547	554,281
Applied Industrial Technologies, Inc.	19,417	930,463
Beacon Roofing Supply, Inc.*	22,524	801,404
BlueLinx Holdings, Inc.*	16,414	21,502
CAI International, Inc.*	7,979	173,543
DXP Enterprises, Inc.*	4,393	497,331
H&E Equipment Services, Inc.*	13,774	530,988
Houston Wire & Cable Co.	8,419	104,901
Kaman Corp.	12,455	522,736
Rush Enterprises, Inc., Class A*	16,068	515,783
Stock Building Supply Holdings, Inc.*	3,729	64,549
TAL International Group, Inc.*	15,676	661,214
Textainer Group Holdings Ltd. (a)	9,852	387,184
Titan Machinery, Inc.*	7,946	140,167
Watsco, Inc.	11,843	1,218,763

		7,400,956

Transportation Infrastructure 0.1%
Wesco Aircraft Holdings, Inc.*	19,088	386,723

Water Utilities 0.2%
American States Water Co.	17,768	539,436
Artesian Resources Corp., Class A	3,470	76,409
California Water Service Group	21,990	494,775
Connecticut Water Service, Inc.	4,987	162,078
Consolidated Water Co., Ltd.	6,890	80,062
Middlesex Water Co.	7,341	149,243
Pure Cycle Corp.* (a)	8,240	46,226
SJW Corp.	7,148	194,640
York Water Co. (The)	5,986	119,780

		1,862,649

Wireless Telecommunication Services 0.1%
Boingo Wireless, Inc.*	8,416	55,546
NII Holdings, Inc.*	78,991	67,924
NTELOS Holdings Corp. (a)	7,196	99,233
RingCentral, Inc., Class A*	4,107	62,262
Shenandoah Telecommunications Co.	11,074	310,404
USA Mobility, Inc.	10,009	171,454

		766,823

Total Common Stocks (cost $543,199,520)		747,693,748

142

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Right 0.0%†

	Number of Rights	Market Value

Wireless Telecommunication Services 0.0%†
Leap Wireless International, Inc.* (b)	25,203	$63,512

Total Right (cost $—)		63,512

Warrant 0.0%†

	Number of Warrants

Oil, Gas & Consumable Fuels 0.0%†
Magnum Hunter Resources Corp., expiring on 04/15/16* (a)	7,307	0

Total Warrant (cost $—)		0

Mutual Fund 5.4%

	Shares

Money Market Fund 5.4%
Fidelity Institutional Money Market Fund — Institutional Class, 0.09% (c)(d)	42,276,885	42,276,885

Total Mutual Fund (cost $42,276,885)		42,276,885

Repurchase Agreements 7.5%

	Principal Amount

Credit Suisse (USA) LLC 0.05%, dated 04/30/14, due 05/01/14, repurchase price $7,235, collateralized by U.S. Government Agency Securities ranging from 1.63% - 4.50%, maturity dates ranging 04/20/24 - 11/20/41; total market value $4,802. (d)	$7,235	7,235

Repurchase Agreements (continued)

	Principal Amount	Market Value

Royal Bank of Canada, 0.03%, dated 04/30/14, due 05/01/14, repurchase price $59,117,003, collateralized by a U.S. Treasury Note of 0.63%, maturing 08/31/17; total market value $61,164,723. (d)	$59,116,954	$59,116,954

Total Repurchase Agreements (cost $59,124,189)		59,124,189

Total Investments (cost $644,600,594) (e) — 108.2%		849,158,334

Liabilities in excess of other assets — (8.2%)		(64,286,136)

NET ASSETS — 100.0%		$784,872,198

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2014. The total value of securities on loan at April 30, 2014 was $65,176,060.

(b)	Fair valued security.

(c)	Represents 7-day effective yield as of April 30, 2014.

(d)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2014 was $67,044,807.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

At April 30, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
326	Russell 2000 Mini Future	06/20/14	$36,629,360	$(1,324,387)

At April 30, 2014, the Fund has $1,619,000 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

143

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Small Cap Index Fund
Assets:
Investments, at value* (cost $585,476,405)	$790,034,145
Repurchase agreement, at value (cost $59,124,189)	59,124,189

Total Investments, at value (total cost $644,600,594)	849,158,334

Cash	477,502
Deposits with broker for futures contracts	1,619,000
Dividends receivable	302,661
Security lending income receivable	92,878
Receivable for investments sold	1,505,205
Receivable for capital shares issued	518,516
Receivable for variation margin on futures contracts	236,835
Prepaid expenses	42,834

Total Assets	853,953,765

Liabilities:
Payable for investments purchased	1,573,232
Payable for capital shares redeemed	191,837
Payable upon return of securities loaned (Note 2)	67,044,807
Accrued expenses and other payables:
Investment advisory fees	123,050
Fund administration fees	21,529
Distribution fees	33,161
Administrative servicing fees	32,716
Accounting and transfer agent fees	6,211
Trustee fees	1,416
Custodian fees	3,702
Compliance program costs (Note 3)	394
Professional fees	13,404
Printing fees	3,469
Other	32,639

Total Liabilities	69,081,567

Net Assets	$784,872,198

Represented by:
Capital	$589,385,444
Accumulated undistributed net investment income	1,330,699
Accumulated net realized losses from investments and futures transactions	(9,077,298)
Net unrealized appreciation/(depreciation) from investments	204,557,740
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,324,387)

Net Assets	$784,872,198

*	Includes value of securities on loan of $65,176,060 (Note 2).

144

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide Small Cap Index Fund
Net Assets:
Class A Shares	$147,068,426
Class C Shares	3,098,472
Class R Shares	24,156
Institutional Class Shares	634,681,144

Total	$784,872,198

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	9,809,439
Class C Shares	212,234
Class R Shares	1,620
Institutional Class Shares	41,794,237

Total	51,817,530

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$14.99
Class C Shares (b)	$14.60
Class R Shares	$14.91
Institutional Class Shares	$15.19
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$15.90

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

145

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Small Cap Index Fund
INVESTMENT INCOME:
Dividend income	$5,599,258
Income from securities lending (Note 2)	632,884
Foreign tax withholding	(2,902)

Total Income	6,229,240

EXPENSES:
Investment advisory fees	748,343
Fund administration fees	136,353
Distribution fees Class A	184,025
Distribution fees Class B (a)	36
Distribution fees Class C	14,878
Distribution fees Class R (b)	44
Administrative servicing fees Class A	110,415
Administrative servicing fees Class C	204
Registration and filing fees	29,506
Professional fees	27,629
Printing fees	9,265
Trustee fees	12,755
Custodian fees	13,754
Accounting and transfer agent fees	16,523
Compliance program costs (Note 3)	1,286
Other	45,034

Total expenses before earnings credit	1,350,050

Earnings credit (Note 5)	(207)

Net Expenses	1,349,843

NET INVESTMENT INCOME	4,879,397

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	12,919,057
Net realized gains from futures transactions (Note 2)	3,348,066

Net realized gains from investments and futures transactions	16,267,123

Net change in unrealized appreciation/(depreciation) from investments	4,684,630
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,665,109)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	3,019,521

Net realized/unrealized gains from investments and futures transactions	19,286,644

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$24,166,041

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

146

Statements of Changes in Net Assets

	Nationwide Small Cap Index Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net investment income	$4,879,397	$10,023,494
Net realized gains from investments and futures transactions	16,267,123	43,969,301
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	3,019,521	136,091,826

Change in net assets resulting from operations	24,166,041	190,084,621

Distributions to Shareholders From:
Net investment income:
Class A	(834,395)	(1,542,902)
Class B (a)	–	(612)
Class C	(6,178)	(19,640)
Class R (b)	(80)	(32)
Institutional Class	(5,976,040)	(7,334,699)
Net realized gains:
Class A	(8,109,441)	(3,723,808)
Class B (a)	(655)	(1,847)
Class C	(167,003)	(59,007)
Class R (b)	(818)	(54)
Institutional Class	(35,652,914)	(15,728,849)

Change in net assets from shareholder distributions	(50,747,524)	(28,411,450)

Change in net assets from capital transactions	42,174,385	75,124,605

Change in net assets	15,592,902	236,797,776

Net Assets:
Beginning of period	769,279,296	532,481,520

End of period	$784,872,198	$769,279,296

Accumulated undistributed net investment income at end of period	$1,330,699	$3,267,995

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$18,156,240	$29,446,032
Dividends reinvested	8,500,273	5,021,532
Cost of shares redeemed	(15,066,843)	(26,588,285)

Total Class A Shares	11,589,670	7,879,279

Class B Shares (a)
Proceeds from shares issued	–	–
Dividends reinvested	655	2,459
Cost of shares redeemed	(11,767)	(51,789)

Total Class B Shares	(11,112)	(49,330)

Class C Shares
Proceeds from shares issued	393,271	738,602
Dividends reinvested	159,325	72,507
Cost of shares redeemed	(111,339)	(113,285)

Total Class C Shares	441,257	697,824

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

147

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap Index Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class R Shares (b)
Proceeds from shares issued	$14,432	$13,446
Dividends reinvested	898	86
Cost of shares redeemed	(7,147)	(144)

Total Class R Shares	8,183	13,388

Institutional Class Shares
Proceeds from shares issued	32,791,892	135,019,988
Dividends reinvested	41,628,954	23,063,548
Cost of shares redeemed	(44,274,459)	(91,500,092)

Total Institutional Class Shares	30,146,387	66,583,444

Change in net assets from capital transactions	$42,174,385	$75,124,605

SHARE TRANSACTIONS:
Class A Shares
Issued	1,178,885	2,124,408
Reinvested	564,671	417,993
Redeemed	(975,680)	(1,950,908)

Total Class A Shares	767,876	591,493

Class B Shares (a)
Issued	–	–
Reinvested	44	209
Redeemed	(775)	(3,607)

Total Class B Shares	(731)	(3,398)

Class C Shares
Issued	26,249	54,569
Reinvested	10,846	6,187
Redeemed	(7,359)	(8,624)

Total Class C Shares	29,736	52,132

Class R Shares (b)
Issued	925	982
Reinvested	60	7
Redeemed	(463)	(11)

Total Class R Shares	522	978

Institutional Class Shares
Issued	2,127,974	9,176,264
Reinvested	2,729,997	1,895,767
Redeemed	(2,801,780)	(6,555,848)

Total Institutional Class Shares	2,056,191	4,516,183

Total change in shares	2,853,594	5,157,388

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

148

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Cap Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$15.54	0.07	0.37	0.44	(0.09)	(0.90)	(0.99)	–	$14.99	2.80%	$147,068,426	0.66%	0.91%	0.66%	3.21%
Year Ended October 31, 2013 (f)	$12.05	0.18	3.94	4.12	(0.18)	(0.45)	(0.63)	–	$15.54	35.77%	$140,499,070	0.67%	1.31%	0.67%	21.34%
Year Ended October 31, 2012 (f)	$11.28	0.13	1.09	1.22	(0.07)	(0.38)	(0.45)	–	$12.05	11.45%	$101,814,470	0.68%	1.12%	0.68%	26.98%
Year Ended October 31, 2011 (f)	$10.67	0.09	0.59	0.68	(0.07)	–	(0.07)	–	$11.28	6.35%	$146,164,624	0.66%	0.75%	0.68%	24.19%
Year Ended October 31, 2010 (f)	$8.54	0.07	2.14	2.21	(0.08)	–	(0.08)	–	$10.67	26.03%	$170,128,967	0.68%	0.73%	0.72%	19.55%
Year Ended October 31, 2009 (f)	$8.25	0.07	0.39	0.46	(0.05)	(0.12)	(0.17)	–	$8.54	5.94%	$122,390,936	0.72%	0.86%	0.82%	22.56%

Class C Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$15.14	0.02	0.37	0.39	(0.03)	(0.90)	(0.93)	–	$14.60	2.54%	$3,098,472	1.28%	0.30%	1.28%	3.21%
Year Ended October 31, 2013 (f)	$11.79	0.09	3.86	3.95	(0.15)	(0.45)	(0.60)	–	$15.14	34.95%	$2,763,671	1.27%	0.66%	1.27%	21.34%
Year Ended October 31, 2012 (f)	$11.07	0.06	1.07	1.13	(0.03)	(0.38)	(0.41)	–	$11.79	10.76%	$1,537,462	1.28%	0.50%	1.28%	26.98%
Year Ended October 31, 2011 (f)	$10.50	0.02	0.58	0.60	(0.03)	–	(0.03)	–	$11.07	5.67%	$1,351,735	1.27%	0.16%	1.28%	24.19%
Year Ended October 31, 2010 (f)	$8.42	0.01	2.11	2.12	(0.04)	–	(0.04)	–	$10.50	25.20%	$1,028,779	1.29%	0.11%	1.33%	19.55%
Year Ended October 31, 2009 (f)	$8.14	0.02	0.40	0.42	(0.02)	(0.12)	(0.14)	–	$8.42	5.46%	$623,587	1.30%	0.24%	1.40%	22.56%

Class R Shares (g)(h)
Six Months Ended April 30, 2014 (f) (Unaudited)	$15.46	0.06	0.37	0.43	(0.08)	(0.90)	(0.98)	–	$14.91	2.77%	$24,156	0.77%	0.78%	0.77%	3.21%
Year Ended October 31, 2013 (f)	$12.00	0.13	3.97	4.10	(0.19)	(0.45)	(0.64)	–	$15.46	35.71%	$16,977	0.77%	0.93%	0.77%	21.34%
Year Ended October 31, 2012 (f)	$11.25	0.12	1.08	1.20	(0.07)	(0.38)	(0.45)	–	$12.00	11.29%	$1,440	0.78%	1.01%	0.78%	26.98%
Year Ended October 31, 2011 (f)	$10.65	0.07	0.59	0.66	(0.06)	–	(0.06)	–	$11.25	6.14%	$1,249	0.78%	0.63%	0.78%	24.19%
Year Ended October 31, 2010 (f)	$8.53	0.06	2.14	2.20	(0.08)	–	(0.08)	–	$10.65	25.88%	$1,172	0.78%	0.62%	0.84%	19.55%
Year Ended October 31, 2009 (f)	$8.24	0.04	0.42	0.46	(0.05)	(0.12)	(0.17)	–	$8.53	5.94%	$734	0.89%	0.49%	0.92%	22.56%

Institutional Class Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$15.75	0.10	0.39	0.49	(0.15)	(0.90)	(1.05)	–	$15.19	3.08%	$634,681,144	0.26%	1.32%	0.26%	3.21%
Year Ended October 31, 2013 (f)	$12.18	0.23	4.00	4.23	(0.21)	(0.45)	(0.66)	–	$15.75	36.30%	$625,988,463	0.28%	1.70%	0.28%	21.34%
Year Ended October 31, 2012 (f)	$11.40	0.18	1.10	1.28	(0.12)	(0.38)	(0.50)	–	$12.18	11.85%	$429,079,230	0.28%	1.50%	0.28%	26.98%
Year Ended October 31, 2011 (f)	$10.79	0.14	0.59	0.73	(0.12)	–	(0.12)	–	$11.40	6.74%	$413,045,783	0.27%	1.15%	0.28%	24.19%
Year Ended October 31, 2010 (f)	$8.63	0.11	2.17	2.28	(0.12)	–	(0.12)	–	$10.79	26.51%	$316,308,307	0.29%	1.11%	0.33%	19.55%
Year Ended October 31, 2009 (f)	$8.33	0.10	0.41	0.51	(0.09)	(0.12)	(0.21)	–	$8.63	6.51%	$244,252,273	0.30%	1.26%	0.41%	22.56%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

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1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of April 30, 2014, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) series listed below (each, a “Fund”; collectively, the “Funds”).

- Nationwide Bond Index Fund (“Bond Index”)

- Nationwide International Index Fund (“International Index”)

- Nationwide Mid Cap Market Index Fund (“Mid Cap Market Index”)

- Nationwide S&P 500 Index Fund (“S&P 500 Index”)

- Nationwide Small Cap Index Fund (“Small Cap Index”)

Each of the Funds is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Funds, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The value of the Funds’ portfolio securities is determined in accordance with the procedures described below. Securities for which market-based quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually

150

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said

151

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At April 30, 2014, 100% of the market value of Mid Cap Market Index and S&P 500 Index were determined based on Level 1 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of April 30, 2014. Please refer to the Statements of Investments for additional information on portfolio holdings.

Bond Index

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$4,398,579	$—	$4,398,579
Commercial Mortgage Backed Securities	—	16,429,559	—	16,429,559
Corporate Bonds	—	210,590,876	—	210,590,876
Municipal Bonds	—	7,894,338	—	7,894,338
Mutual Funds	82,938,081	—	—	82,938,081
Repurchase Agreement	—	360,418	—	360,418
Sovereign Bonds	—	24,937,618	—	24,937,618
U.S. Government Mortgage Backed Agencies	—	254,176,403	—	254,176,403
U.S. Government Sponsored & Agency Obligations	—	26,903,140	—	26,903,140
U.S. Treasury Bonds	—	47,568,526	—	47,568,526
U.S. Treasury Notes	—	254,972,027	—	254,972,027
Yankee Dollars	—	4,624,217	—	4,624,217
Total Assets	$82,938,081	$852,855,701	$—	$935,793,782
Liabilities:
U.S. Government Mortgage Backed Agencies	—	(4,529,434)	—	(4,529,434)
Total Liabilities	$—	$(4,529,434)	$—	$(4,529,434)
Total	$82,938,081	$848,326,267	$—	$931,264,348

International Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$19,519,156	$—	$19,519,156
Air Freight & Logistics	—	7,265,233	—	7,265,233
Airlines	—	4,281,859	—	4,281,859
Auto Components	—	20,858,593	—	20,858,593
Automobiles	—	59,916,551	—	59,916,551
Banks	—	239,591,471	—	239,591,471
Beverages	628,566	41,654,376	—	42,282,942
Biotechnology	—	6,520,182	—	6,520,182
Building Products	—	11,523,532	—	11,523,532
Capital Markets	—	36,302,008	—	36,302,008
Chemicals	—	61,704,946	—	61,704,946
Commercial Services & Supplies	—	10,096,731	—	10,096,731
Communications Equipment	—	6,349,667	—	6,349,667
Construction & Engineering	—	14,697,145	—	14,697,145
Construction Materials	—	12,654,999	—	12,654,999
Consumer Finance	—	981,789	—	981,789
Containers & Packaging	—	2,749,789	—	2,749,789

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April 30, 2014 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Distributors	$—	$547,591	$—	$547,591
Diversified Consumer Services	—	357,653	—	357,653
Diversified Financial Services	—	24,581,944	—	24,581,944
Diversified Telecommunication Services	—	56,970,369	—	56,970,369
Electric Utilities	—	28,397,196	—	28,397,196
Electrical Equipment	—	25,053,894	—	25,053,894
Electronic Equipment, Instruments & Components	—	20,017,067	—	20,017,067
Energy Equipment & Services	—	11,893,603	—	11,893,603
Food & Staples Retailing	—	35,601,577	—	35,601,577
Food Products	—	69,919,207	—	69,919,207
Gas Utilities	—	9,067,303	—	9,067,303
Health Care Equipment & Supplies	—	11,671,622	—	11,671,622
Health Care Providers & Services	—	8,022,952	—	8,022,952
Health Care Technology	—	246,934	—	246,934
Hotels, Restaurants & Leisure	—	22,225,108	—	22,225,108
Household Durables	—	11,541,380	—	11,541,380
Household Products	—	11,743,754	—	11,743,754
Independent Power and Renewable Electricity Producers	—	1,135,039	—	1,135,039
Industrial Conglomerates	—	27,838,909	—	27,838,909
Information Technology Services	—	7,881,363	—	7,881,363
Insurance	—	93,629,788	—	93,629,788
Internet & Catalog Retail	—	1,756,727	—	1,756,727
Internet Software & Services	—	2,049,087	—	2,049,087
Leisure Products	—	2,675,799	—	2,675,799
Life Sciences Tools & Services	—	1,470,191	—	1,470,191
Machinery	—	46,478,145	—	46,478,145
Marine	—	4,956,132	—	4,956,132
Media	—	26,237,119	—	26,237,119
Metals & Mining	—	66,997,923	—	66,997,923
Multiline Retail	—	6,154,373	—	6,154,373
Multi-Utilities	—	25,048,463	—	25,048,463
Oil, Gas & Consumable Fuels	—	117,711,409	—	117,711,409
Paper & Forest Products	—	2,343,177	—	2,343,177
Personal Products	—	10,264,045	—	10,264,045
Pharmaceuticals	—	159,331,435	—	159,331,435
Professional Services	—	11,339,065	—	11,339,065
Real Estate Investment Trusts (REITs)	—	27,378,773	—	27,378,773
Real Estate Management & Development	—	32,539,967	—	32,539,967
Road & Rail	—	16,328,054	—	16,328,054
Semiconductors & Semiconductor Equipment	—	11,766,414	—	11,766,414
Software	—	16,264,219	—	16,264,219
Specialty Retail	—	15,940,694	—	15,940,694
Technology Hardware, Storage & Peripherals	—	11,947,522	—	11,947,522
Textiles, Apparel & Luxury Goods	—	28,805,767	—	28,805,767
Tobacco	—	25,704,923	—	25,704,923
Trading Companies & Distributors	—	20,024,001	—	20,024,001
Transportation Infrastructure	—	7,605,065	—	7,605,065
Water Utilities	—	2,184,600	—	2,184,600
Wireless Telecommunication Services	—	31,665,410	—	31,665,410
Total Common Stocks	$628,566	$1,767,980,779	$—	$1,768,609,345

153

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April 30, 2014 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Futures Contracts	$664,268	$—	$—	$664,268
Mutual Fund	15,003,863	—	—	15,003,863
Preferred Stocks	—	11,322,616	—	11,322,616
Repurchase Agreement	—	99,839,929	—	99,839,929
Rights	—	146,507	—	146,507
Warrant	—	11,766	—	11,766
Total Assets	$16,296,697	$1,879,301,597	$—	$1,895,598,294
Liabilities:
Futures Contracts	(61,517)	—	—	(61,517)
Total Liabilities	$(61,517)	$—	$—	$(61,517)
Total	$16,235,180	$1,879,301,597	$—	$1,895,536,777
Small Cap Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$13,448,332	$—	$—	$13,448,332
Air Freight & Logistics	3,434,102	—	—	3,434,102
Airlines	4,100,321	—	—	4,100,321
Auto Components	8,068,082	—	—	8,068,082
Automobiles	310,700	—	—	310,700
Banks	53,571,433	—	—	53,571,433
Beverages	1,288,207	—	—	1,288,207
Biotechnology	31,316,128	—	—	31,316,128
Building Products	5,819,121	—	—	5,819,121
Capital Markets	20,079,822	—	—	20,079,822
Chemicals	17,392,996	—	—	17,392,996
Commercial Services & Supplies	15,124,941	—	—	15,124,941
Communications Equipment	12,936,130	—	—	12,936,130
Construction & Engineering	6,860,077	—	—	6,860,077
Construction Materials	1,502,298	—	—	1,502,298
Consumer Finance	5,458,950	—	—	5,458,950
Containers & Packaging	1,889,123	—	—	1,889,123
Distributors	1,868,778	—	—	1,868,778
Diversified Consumer Services	7,524,161	—	—	7,524,161
Diversified Financial Services	2,126,511	—	—	2,126,511
Diversified Telecommunication Services	4,432,893	—	—	4,432,893
Electric Utilities	11,013,636	—	—	11,013,636
Electrical Equipment	11,866,380	—	—	11,866,380
Electronic Equipment, Instruments & Components	20,225,444	—	—	20,225,444
Energy Equipment & Services	14,783,190	—	—	14,783,190
Food & Staples Retailing	9,594,626	—	—	9,594,626
Food Products	12,999,034	—	—	12,999,034
Gas Utilities	6,785,471	—	—	6,785,471
Health Care Equipment & Supplies	24,828,621	—	—	24,828,621
Health Care Providers & Services	19,687,427	—	—	19,687,427
Health Care Technology	5,755,124	—	—	5,755,124
Hotels, Restaurants & Leisure	19,726,328	—	—	19,726,328
Household Durables	8,142,297	—	—	8,142,297
Household Products	1,767,493	—	—	1,767,493
Independent Power and Renewable Electricity Producers	1,981,375	—	—	1,981,375

154

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April 30, 2014 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Industrial Conglomerates	$516,957	$—	$—	$516,957
Information Technology Services	15,991,096	—	—	15,991,096
Insurance	18,041,054	—	—	18,041,054
Internet & Catalog Retail	2,919,772	—	—	2,919,772
Internet Software & Services	20,306,823	—	—	20,306,823
Leisure Products	3,885,299	—	—	3,885,299
Life Sciences Tools & Services	3,455,812	—	—	3,455,812
Machinery	24,757,513	—	—	24,757,513
Marine	1,110,410	—	—	1,110,410
Media	9,846,534	—	—	9,846,534
Metals & Mining	10,403,935	—	—	10,403,935
Multiline Retail	855,563	—	—	855,563
Multi-Utilities	2,919,355	—	—	2,919,355
Oil, Gas & Consumable Fuels	30,831,446	—	—	30,831,446
Paper & Forest Products	5,465,376	—	—	5,465,376
Personal Products	1,655,005	—	—	1,655,005
Pharmaceuticals	11,328,266	—	—	11,328,266
Professional Services	10,121,327	—	—	10,121,327
Real Estate Investment Trusts (REITs)	62,270,516	—	—	62,270,516
Real Estate Management & Development	2,195,712	—	—	2,195,712
Road & Rail	4,805,029	—	—	4,805,029
Semiconductors & Semiconductor Equipment	27,715,380	—	—	27,715,380
Software	27,904,669	—	—	27,904,669
Specialty Retail	23,538,181	—	—	23,538,181
Technology Hardware, Storage & Peripherals	3,005,422	—	—	3,005,422
Textiles, Apparel & Luxury Goods	10,120,262	—	—	10,120,262
Thrifts & Mortgage Finance	12,282,482	—	—	12,282,482
Tobacco	1,317,849	—	—	1,317,849
Trading Companies & Distributors	7,400,956	—	—	7,400,956
Transportation Infrastructure	386,723	—	—	386,723
Water Utilities	1,862,649	—	—	1,862,649
Wireless Telecommunication Services	766,823	—	—	766,823
Total Common Stocks	$747,693,748	$—	$—	$747,693,748
Mutual Funds	42,276,885	—	—	42,276,885
Repurchase Agreement	—	59,124,189	—	59,124,189
Right	—	—	63,512	63,512
Warrant	—	—	—	—
Total Assets	$789,970,633	$59,124,189	$63,512	$849,158,334
Liabilities:
Futures Contracts	(1,324,387)	—	—	(1,324,387)
Total Liabilities	$(1,324,387)	$—	$—	$(1,324,387)
Total	$788,646,246	$59,124,189	$63,512	$847,833,947

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended April 30, 2014, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

During the six months ended April 30, 2014, International Index held 2 common stock investments that were categorized as Level 3 investments which were each valued at $0.

155

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

Small Cap Index

	Common Stocks	Rights	Total
Balance as of 10/31/13	$—	$—	$—
Accrued Accretion/(Amortization)	—	—	—
Realized Gain/(Loss)	—	—	—
Change in Unrealized Appreciation/(Depreciation)	—	—	—
Purchases*	—	63,512	63,512
Sales	—	—	—
Transfers Into Level 3	—	—	—
Transfers Out of Level 3	—	—	—
Balance as of 04/30/14	$—	$63,512	$63,512
*	Purchases include all purchases of securities and securities received in corporate actions.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Cash Overdraft

As of April 30, 2014, International Index and Mid Cap Market Index had an overdrawn balance of $606,907 and $318,912, respectively, with the Funds’ custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Funds’ borrowing policy, the advance is deemed a temporary loan to the Funds. Such loans are payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. These advances are separate from, and were not made pursuant to, the credit agreement discussed in Note 5.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Funds’ investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Funds do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between interest or dividends, receivables and payables for investments sold or purchased, forward foreign currency contracts and foreign cash recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid, are included in net realized gain or loss from foreign currency transactions and net change in unrealized appreciation/(depreciation) from the translation of assets and liabilities denominated in foreign currencies.

(d)	Futures Contracts

Mid Cap Market Index, S&P 500 Index, and Small Cap Index are subject to equity price risk in the normal course of pursuing their investment objectives. International Index is subject to equity price and currency risk in the normal course of pursuing its investment objectives. Mid Cap Market Index, S&P 500 Index, and Small Cap Index entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. International Index

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entered into futures contracts to gain exposure to the value of equities and foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because a Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

A Fund’s futures contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of April 30, 2014:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of April 30, 2014

International Index

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$664,268
Total		$664,268
Liabilities:
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(61,517)
Total		$(61,517)

Mid Cap Market Index

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(108,354)
Total		$(108,354)

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S&P 500 Index

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$351,060
Total		$351,060

Small Cap Index

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(1,324,387)
Total		$(1,324,387)
*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2014

International Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$1,026,940
Total	$1,026,940

Mid Cap Market Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$1,252,407
Total	$1,252,407

S&P 500 Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$5,201,459
Total	$5,201,459

Small Cap Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$3,348,066
Total	$3,348,066

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Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended April 30, 2014

International Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$91,521
Total	$91,521

Mid Cap Market Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(252,910)
Total	$(252,910)

S&P 500 Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(2,058,316)
Total	$(2,058,316)

Small Cap Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(1,665,109)
Total	$(1,665,109)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Funds for the six months ended April 30, 2014.

At April 30, 2014, the futures contracts do not permit the Funds to enforce netting arrangements.

(e)	Securities Lending

During the six months ended April 30, 2014, the Funds entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total net assets of each Fund, to brokers, dealers, and other financial institutions. The collateral that a Fund receives may be included in calculating the Fund’s total net assets. The Funds’ securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. A Fund receives payments from the securities lending agent equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the securities lending agent to be of good standing and creditworthy. Loans are subject to termination by a Fund

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or the borrower at any time, and, therefore, are not considered to be illiquid investments. Until March 31, 2014, JPMorgan served as the securities lending agent for the securities lending program of the Funds. JPMorgan received a fee based on a percentage of earnings derived from the investment of cash collateral. Effective April 1, 2014, Brown Brothers Harriman & Co. (“BBH”) serves as the primary securities lending agent for the securities lending program of the Funds. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee. As of April 30, 2014, JPMorgan continued to serve as a securities lending agent with regard to certain securities that were loaned before March 31, 2014. Information on the investment of cash collateral is shown in the Statement of Investments.

In the event of a default by a borrower with respect to any loan, JPMorgan exercised any and all remedies provided under the applicable borrower agreement to make a Fund whole. These remedies included purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, a Fund sustained losses as a result of a borrower’s default, JPMorgan indemnified a Fund by purchasing replacement securities at its expense, or paid a Fund an amount equal to the market value of the replacement securities, subject to certain limitations which were set forth in detail in the Securities Lending Agency Agreement between the Funds and JPMorgan. Effective April 1, 2014, BBH will exercise any and all remedies provided under the applicable borrower agreement to make a Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement between the Funds and BBH.

At April 30, 2014, the JPMorgan and BBH Securities Lending Agreements do not permit the Funds to enforce a netting arrangement.

At April 30, 2014, Mid Cap Market Index and S&P 500 Index had no portfolio securities on loan.

(f)	Repurchase Agreements

During the six months ended April 30, 2014, the Funds, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission, transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For joint repurchase agreements, The Bank of New York Mellon, JPMorgan or BBH takes possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited.

At April 30, 2014, the repos on a gross basis were as follows:

Bond Index

Royal Bank of Canada, 0.03%, dated 04/30/14, due 05/01/14, repurchase price $189,900,158, collateralized by a U.S. Treasury Note, 0.63%, maturing 08/31/17; total market value $196,478,000.

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International Index

Royal Bank of Canada, 0.03%, dated 04/30/14, due 05/01/14, repurchase price $189,900,158, collateralized by a U.S. Treasury Note, 0.63%, maturing 08/31/17; total market value $196,478,000.

Small Cap Index

Credits Suisse (USA) LLC, 0.05%, dated 04/30/14, due 05/01/14, repurchase price $300,000,417, collateralized by U.S. Government Agency Securities ranging 1.63% – 4.50%, maturing 04/20/24 – 11/20/41; total market value $306,002,003.

Royal Bank of Canada, 0.03%, dated 04/30/14, due 05/01/14, repurchase price $189,900,158, collateralized by a U.S. Treasury Note, 0.63%, maturing 08/31/17; total market value $196,478,000.

Please refer to the Statement of Investments for a Fund’s undivided interest in each joint repurchase agreement and related collateral.

At April 30, 2014, the JPMorgan Repurchase Agreement does not permit the Funds to enforce a netting arrangement and the BBH Repurchase Agreement does permit the Funds to enforce a netting arrangement.

At April 30, 2014, Mid Cap Market Index and S&P 500 Index held no repurchase agreements.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.

A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities. These characterizations are reflected in the accompanying financial statements.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly for Bond Index, and are declared and paid quarterly for International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

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Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of April 30, 2014 are primarily attributable to paydown gains and losses, real estate investment trust (“REIT”) returns of capital dividends, REIT capital gain dividend reclassifications, foreign currency gains and losses and passive foreign investment company income. . These reclassifications have no effect upon the NAV of the respective Funds. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(i)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. The last four tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each of the Funds, except Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. For Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the fair value of settled shares of each class outstanding. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a

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direct wholly owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Funds, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadviser.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. For the six months ended April 30, 2014, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond Index	Up to $1.5 billion	0.195%
	$1.5 billion up to $3 billion	0.155%
	On $3 billion and more	0.145%
International Index	Up to $1.5 billion	0.245%
	$1.5 billion up to $3 billion	0.205%
	On $3 billion and more	0.195%
Mid Cap Market Index	Up to $1.5 billion	0.205%
	$1.5 billion up to $3 billion	0.185%
	On $3 billion and more	0.175%
S&P 500 Index	Up to $1.5 billion	0.125%
	$1.5 billion up to $3 billion	0.105%
	On $3.0 billion and more	0.095%
Small Cap Index	Up to $1.5 billion	0.190%
	$1.5 billion up to $3 billion	0.170%
	On $3 billion and more	0.160%

For the six months ended April 30, 2014, Bond Index, International Index, Mid Cap Market Index, S&P 500 Index and Small Cap Index’s effective advisory fee rates were 0.20%, 0.24%, 0.20%, 0.12% and 0.19%, respectively.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding the amounts listed in the table below until February 28, 2015.

Fund	Classes	Amount (annual rate)
Bond Index	All Classes	0.29%
International Index	All Classes	0.34%
Mid Cap Market Index	All Classes	0.30%
S&P 500 Index	All Classes	0.21%
Small Cap Index	All Classes	0.28%

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

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Notes to Financial Statements (Continued)

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As of April 30, 2014, the cumulative potential reimbursements for the following Funds, listed by the year in which NFA waived fees or reimbursed expenses to a Fund, are:

Fund	Fiscal Year 2011 Amount	Fiscal Year 2012 Amount	Fiscal Year 2013 Amount	Six Months Ended April 30, 2014 Amount	Total
Bond Index	$—	$—	$—	$—	$—
International Index	1	—	—	—	1
Mid Cap Market Index	—	—	—	—	—
S&P 500 Index	—	—	—	—	—
Small Cap Index	—	—	—	—	—

Amounts designated as “—” are zero or have been rounded to zero.

During the six months ended April 30, 2014, no amounts were reimbursed by the Funds to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended April 30, 2014, NFM received $1,131,666 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended April 30, 2014, the Funds’ aggregate portion of such costs amounted to $10,482.

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Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate shown below.

Fund	Class A Shares	Class C Shares	Class R Shares	Service Class Shares
Bond Index	0.25%	1.00%	N/A	N/A
International Index	0.25%	1.00%	0.50%	N/A
Mid Cap Market Index	0.25%	1.00%	0.50%	N/A
S&P 500 Index	0.25%	1.00%	0.50%	0.15%
Small Cap Index	0.25%	1.00%	0.50%	N/A

N/A — Not Applicable.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. During the six months ended April 30, 2014, International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index Class A sales charges ranged from 0.00% to 5.75%, and Bond Index Class A sales charges ranged from 0.00% to 2.25% based on the amount of the purchase. During the six months ended April 30, 2014, the Funds imposed front-end sales charges of $163,663.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A, Class B, and Class C shares. These fees may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC is imposed on Class A shares for certain redemptions, Class B shares made within 6 years of purchase, and Class C shares made within 1 year of purchase. Applicable Class A CDSCs were 0.75% for Bond Index and 1.00% for International Index, Mid Cap Market Index, S&P 500 Index and Small Cap Index based on the original purchase price or the current market value of the shares being redeemed. Class B CDSCs ranged from 1.00% to 5.00% for all Funds, based on the original purchase price or the current market value of the shares being redeemed and depending on how long the shares were held before redemption. Class C CDSCs were 1.00% for all Funds based on the original purchase price or the current market value of the shares being redeemed. During the six months ended April 30, 2014, the Funds imposed CDSCs of $17,350.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R, Institutional Service Class, and Service Class shares of S&P 500 Index, and up to 0.25% of the average daily net assets of Class A and Class R shares of Bond Index, International Index, Mid Cap Market Index, and Small Cap Index. Effective March 1, 2014, Class C shares began charging administrative servicing fees. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class C shares of the Funds.

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Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

During the six months ended April 30, 2014, NFS earned the following amounts in administrative services fees from each Fund:

Fund	Amount
Bond Index	$132,254
International Index	145,513
Mid Cap Market Index	247,336
S&P 500 Index	810,923
Small Cap Index	110,619

During the six months ended April 30, 2014, the effective rate for administrative services fees that NFS earned was as follows:

Fund	Class A Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Service Class Shares
Bond Index	0.15%	0.01%	N/A	N/A	N/A
International Index	0.14	0.01	—	N/A	N/A
Mid Cap Market Index	0.15	0.01	0.06%	N/A	N/A
S&P 500 Index	0.15	0.01	0.25	0.25%	0.25%
Small Cap Index	0.15	0.02	—	N/A	N/A

Amounts designated as “—” are zero or have been rounded to zero.

As of April 30, 2014, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Bond Index	95.56%
International Index	96.03
Mid Cap Market Index	82.55
S&P 500 Index	80.07
Small Cap Index	89.47

4.  Investment in Affiliated Issuers

Bond Index invests in an affiliated issuer. The Fund’s transactions in the shares of the affiliated issuer during the six months ended April 30, 2014 were as follows:

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Interest Income	Realized Gain/ (Loss)	Market Value at April 30, 2014
Nationwide Financial Services, Inc.	$73,969	$—	$—	$2,528	$—	$75,750

Amounts designated as “—” are zero or have been rounded to zero.

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April 30, 2014 (Unaudited)

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan, The Bank of New York Mellon, Wells Fargo Bank National Association, and U.S. Bank National Association, permitting the Trust to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to a Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 17, 2014. There were no borrowings under the line of credit during the six months ended April 30, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Funds’ custody accounts, which are used to offset custody fees of a Fund.

6.  Investment Transactions

For the six months ended April 30, 2014, purchases of and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Bond Index	$1,009,462,863	$1,126,663,541
International Index	39,709,815	53,905,505
Mid Cap Market Index	87,933,142	118,263,775
S&P 500 Index	56,928,986	115,443,399
Small Cap Index	24,582,899	40,379,338

For the six months ended April 30, 2014, purchases and sales of U.S. Government securities were as follows:

Fund	Purchases	Sales
Bond Index	$74,238,675	$107,104,999

7.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

167

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Other

The Funds, along with certain series of Nationwide Variable Insurance Trust, invest through an omnibus account at JPMorgan any un-invested cash on a daily basis in the Fidelity Institutional Money Market Fund. As with investments in any money market fund, the Funds investments of cash in the Fidelity Institutional Money Market Fund are neither guaranteed nor insured, and shares of the Fidelity Institutional Money Market Fund may decline in value, causing losses to the Funds.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Other

As of April 30, 2014, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts (a)
Bond Index	59.92%	4
International Index	64.42	3
Mid Cap Market Index	47.61	3
S&P 500 Index	63.47	4
Small Cap Index	58.77	3
(a)	Each such account is the account of an affiliated fund. Except S&P 500 Index, for which 3 of the 4 accounts are the accounts of affiliated funds.

10.  Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Funds’ Statement of Operations. During the six months ended April 30, 2014, the Funds recaptured $0 of brokerage commissions.

168

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

11.  Federal Tax Information

As of April 30, 2014, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Bond Index	$907,151,935	$30,709,722	$(6,597,309)	$24,112,413
International Index	1,595,262,239	391,406,421	(91,734,634)	299,671,787
Mid Cap Market Index	893,841,862	386,736,177	(26,876,696)	359,859,481
S&P 500 Index	1,729,268,982	942,117,493	(42,629,000)	899,488,493
Small Cap Index	669,669,835	215,336,743	(35,848,244)	179,488,499

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

169

Supplemental Information

April 30, 2014

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreements”) with its Investment Adviser (the “Adviser”) and its Sub-Advisers must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund” and collectively the “Funds”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, and the services and support provided to the Fund and its shareholders.

In January 2014, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the January 2014 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Trustees also met in executive session with Independent Legal Counsel to consider the continuation of the Advisory Agreements outside the presence of management.

In preparation for the January 2014 meeting, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

—	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

—

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2013) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds, and (c) expense rankings comparing the Fund’s contractual advisory fee and total expenses with customized expense groups created by Lipper containing only sub-advised funds (a “subadvised expense group” or “SEG”);

—

For certain Funds with multiple Sub-Advisers, expense rankings (over multiple periods ended August 31, 2013) compared with customized peer groups created by the Adviser comprised solely of funds with multiple Sub-Advisers;

—	Information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s gross performance (over multiple periods ended August 31, 2013) compared with the Fund’s benchmark and Lipper categories;

—

Information regarding fee arrangements, including the structure of the advisory and subadvisory fees, the method of computing fees and the frequency of payment of fees; voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation; and information regarding payments to financial intermediaries; and

—	Information from the Adviser regarding economies of scale and breakpoints.

170

Supplemental Information (Continued)

April 30, 2014

In considering this information, the Trustees took into account, among other things, management style, investment strategies, and changes related to the Funds’ subadvisory relationships. In evaluating the Advisory Agreements, the Trustees also reviewed information provided by the Adviser concerning the following:

—	The terms of the Advisory Agreements and a summary of the services performed by the Adviser;

—

The activities of the Adviser in selecting, overseeing, and evaluating Sub-Advisers; reporting to the Trustees regarding the Sub-Advisers; and taking steps, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

—

The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment management, economic and financial analysis, and where applicable, its asset allocation methodology;

—

The Adviser’s and Sub-Adviser’s personnel and methods, including the education, experience of key personnel, and the number of its advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment management process; the Adviser’s risk assessment and risk management capabilities; the Adviser’s valuation and valuation oversight capabilities; time and attention of the Adviser’s personnel devoted to the management of the Funds; and adequacy and sophistication of technology and systems with respect to investment and administrative matters, including oversight of Sub-Advisers;

—	Litigation pending, threatened or settled involving the Adviser, and any ongoing or completed audits, investigations or examinations by the Securities and Exchange Commission;

—	The financial condition and stability of the Adviser, including financial arrangements between the Adviser and the Adviser’s parent organization; and

—

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent.

At the January 2014 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel, and Independent Legal Counsel, among other things, the information described above, and information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, and portfolio turnover rates; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds. Management also reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the Fund and the bases for that recommendation. The Trustees considered information provided by the Advisor as to the Adviser’s profitability in providing services under the Advisory Agreements.

Nationwide International Index Fund and Nationwide Bond Index Fund

Of the Funds whose financial information is included in this book, the Trustees noted that each of Nationwide International Index Fund and Nationwide Bond Index Fund had achieved a level of gross performance of its Institutional Class shares that outperformed its benchmark for the three-year period ended August 31, 2013. The Trustees also considered that the actual advisory fee rate and total expense ratio for each Fund’s Institutional Class shares (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of the Fund’s expense group. The Trustees determined that each Fund’s level of performance and expense generally supported a recommendation to continue the Fund’s advisory and subadvisory agreements.

171

Supplemental Information (Continued)

April 30, 2014

Certain of the information discussed by the Trustees in respect of the remaining Funds included in this book is summarized below.

Nationwide S&P 500 Index Fund

The Trustees noted that the Fund outperformed its benchmark (on a gross performance basis) by 5 basis points for the three-year period ended August 31, 2013. The Trustees considered that the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) ranked within the 2nd quintile of the Fund’s expense group. The Trustees also considered that, while the Fund’s actual advisory fee was in the 4th quintile, the advisory fee was only 4.6 basis points above the expense group median, and that when the Fund is compared against the subadvised expense group, the actual advisory fee is at that median.

Nationwide Mid Cap Market Index Fund

The Trustees noted that the Fund’s actual advisory fee and total expense ratio (excluding 12b-1/non-12b-1 fees), when compared to the Fund’s expense group, were ranked within the 5th quintile and the 4th quintile, respectively. The Trustees considered the effect of fee waivers on the advisory fees of other funds in the Fund’s expense group. The Trustees also considered that management had reduced the Fund’s advisory fee in 2012, and that the Fund’s total expense ratio was less than one basis point above the expense group median. The Trustees considered that the Fund’s three-year performance ended August 31, 2013 underperformed the benchmark by 5 basis points on a gross performance basis. The Trustees considered management’s statement that the tracking error of a passively managed fund can vary based on a large number of factors, and that the Fund’s performance was, in NFA’s view, within an acceptable range.

Nationwide Small Cap Index

The Trustees noted that the Fund outperformed its benchmark (on a gross performance basis) by 27 basis points for the three-year period ended August 31, 2013. The Trustees considered that the Fund’s actual advisory fee ranked within the 5th quintile of the Fund’s expense group, and that the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was similarly in the 5th quintile of the Fund’s expense group. The Trustees considered that the actual advisory fee is 11.3 basis points above the median of 7.5 basis points and that the actual advisory fee median varies significantly from year to year, and that it had been 18.9 basis points the prior year. The Trustees considered the effect of fee waivers on the advisory fees of other funds in the Fund’s expense group. The Trustees also took into account that management had reduced the Fund’s advisory fee during the prior year.

-            -             -

At the March 2014 Board meeting, the Trustees received and considered information provided by the Adviser in follow-up from the January 2014 Board meeting. After extensive discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, the Trustees concluded the following:

—	The investment performance of each Fund was acceptable.

—	The nature, extent, and quality of the investment advisory services provided to the Fund by the Adviser and Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements: and

—

The cost of services provided by NFA to each Fund appeared reasonable in relation to the services and benefits provided to each Fund and the level of profitability to NFA of its contractual arrangements with each Fund did not appear so high as to call into question the appropriateness of the fees paid to NFA by any Fund or otherwise to preclude the proposed continuation of the agreements for any of the Funds.

172

Supplemental Information (Continued)

April 30, 2014

The Trustees determined that specific changes to the Fund’s investment advisory arrangements were not necessary at that time to increase the extent to which any economies of scale are shared between the Adviser and the Fund, but determined to continue to review ways, and the extent to which, economies of scale might be shared between the Adviser and shareholders of the Fund.

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

173

Management Information

April 30, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

174

Management Information (Continued)

April 30, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

175

Management Information (Continued)

April 30, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

176

Management Information (Continued)

April 30, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov

177

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM: An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) 1-Year Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of 12-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity.

BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of six-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the rebalancing date.

BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch (BofAML) U.S. High Yield Cash Pay Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade, fixed-rate, publicly issued, non-convertible, coupon-bearing corporate debt with a remaining maturity of at least one year. Each issue represented must have an outstanding par value of at least $50 million, must be less than BBB/Baa3-rated but not in default, and is restricted to a maximum of 2% of the total index.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

178

Market Index Definitions (con’t.)

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets.

MSCI World ex USA Index: An unmanaged index that measures the equity market performance of developed-market countries excluding the United States; covers approximately 85% of the free float-adjusted market capitalization in each country, capturing large-cap and mid-cap representation.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

179

Market Index Definitions (con’t.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

180

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

181

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS).

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC.

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

© 2014 Nationwide Funds Group. All rights reserved.

SAR-IDX 6/14

Semiannual Report

April 30, 2014 (Unaudited)

Nationwide Mutual Funds

Investor Destinations Funds

Nationwide Investor Destinations Aggressive Fund

Nationwide Investor Destinations Moderately Aggressive Fund

Nationwide Investor Destinations Moderate Fund

Nationwide Investor Destinations Moderately Conservative Fund

Nationwide Investor Destinations Conservative Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Semiannual Report

Nationwide Funds®

Message to Shareholders

April 30, 2014

Dear Shareholder,

This spring about 1.6 million college seniors will be awarded their degrees. Perhaps you know a special member of the Class of 2014. With crisp diplomas in hand, these newly minted graduates are members of the tech-savvy Millennial generation, Americans born between 1978 and 1994.

Now ages 20 to 36, Millennials are a diverse, generally optimistic, service-conscious group with far-reaching social network contacts at their fingertips and an endless capacity for real-time electronic communications. Most Millennials don’t remember a pre-digital world, but all of them remember the events of September 11, 2001. They face a challenging post-Great Recession economy and many are beginning their careers with large college loans to repay.

The graduates in the Class of 2014 have learned a lot, but what they may not know is that they need to start making financial plans for retirement now. A recent study by the FINRA Investor Education Foundation reports that while Millennials are the most-educated generation in American history, they show very low levels of financial literacy. Just 24% of Millennials tested were able to correctly answer at least four questions of a basic five-question financial literacy quiz.*

Nationwide is committed to helping all Americans prepare for and live in retirement. We encourage investors from every generation and at each stage of life to continue to learn and seek empowerment through knowledge and advice. Each quarter we include our shareholder education newsletter, the Nationwide Funds Investor, mailed with your statement. Designed to provide basic investment concepts and trends, this is just one of hundreds of publications available for today’s investors of all levels to increase their investment knowledge.

Albert Einstein wisely said, “Wisdom is not a product of schooling but of the lifelong attempt to acquire it.” Please help us spread the word that it is never too early to talk with a financial advisor and begin financial planning for your future.

Never stop learning. Thank you for investing with Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

*	“The Financial Capability of Young Adults — A Generational View,” FINRA Investor Education Foundation, FINRA Foundation Financial Capability Insights, March 2014, Gary R. Mottola, Ph.D.

1

Economic Review

During the six-month reporting period ended April 30, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering an 8.36% return, and nearly all sectors and capitalization ranges showing strong performance for the reporting period. Results for international equities were mixed during the period, with positive developed-market performance offset by negative returns in emerging markets. Fixed-income returns were positive for the period, primarily in the long-term and credit-sensitive segments.

In the United States, investment performance during the period was affected positively by encouraging economic data and the anticipation of continued strong corporate earnings. Equity market returns and bond yields were volatile in response to actions by the Federal Reserve Board to decrease (taper) the asset purchase program, also known as Quantitative Easing (QE), but the expectation of a continued low-interest-rate environment was sufficient to drive equity and bond markets higher.

The S&P 500 Index produced positive performance in five of the six months of the reporting period, with the only negative monthly return, -3.46%, registered during January. The brief downturn was more than offset by a 4.57% return in February.

The best-performing sectors for the S&P 500 Index during the reporting period were utilities, up 13.1%; technology, up 11.2%; and health care, up 11.2%. Utilities and technology benefited from a strong earnings environment, while health care rallied in reaction to excitement surrounding new products. The weakest sectors during the reporting period were telecommunications, with -1.7%; consumer discretionary, with 1.6%; and consumer staples, with 5.8%. These three sectors were affected by company-specific events and a general preference among investors for economically cyclical exposure.

The strong performance in U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value outperforming growth.

U.S. economic activity decelerated during the reporting period, with fourth-quarter 2013 real gross domestic product (GDP) growth of 2.6% falling in the first quarter of 2014 to 0.1% (tied for the second-lowest growth since the end of the economic recession in 2009). Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) remaining below 2%. Despite job-creation levels coming in lower than during many past recoveries, the unemployment rate continued to decline during the reporting period, falling from 7.2% to 6.3%.

Throughout the reporting period, the performance of international stocks continued to be positive, but weaker relative to U.S. stocks. Investors’ focus was on uncertainty surrounding actions by Russia with regard to Crimea, and the potential for conflict with Ukraine. In addition, sluggish European economic growth and worries about a U.S. tapering depressed relative returns during the period. In Asia, returns were relatively weak overall; Japan was slightly positive and countries in the region other than Japan were slightly negative. Emerging market stocks were weak on concerns about slowing economic growth in China and political tensions between Russia and Ukraine.

Performance in the fixed-income markets was driven by stabilization in interest rates during the reporting period. Long-term Treasury yields rose from 2.56% to 2.65% during the reporting period, with interest rates little changed since July 2013 following an increase of nearly 1% between May and July of 2013. Fixed-income returns were positive, as investors absorbed the news that the Fed will begin to taper the QE program. Long-term and credit-sensitive bonds delivered the strongest performance during the reporting period.

2

Economic Review (con’t.)

Index	Six-Month Total Return (as of April 30, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.40%
Barclays U.S. 10-20 Year Treasury Bond	2.13%
Barclays Emerging Markets USD Aggregate Bond	2.96%
Barclays Municipal Bond	4.08%
Barclays U.S. Aggregate Bond	1.74%
Barclays U.S. Corporate High Yield	4.72%
MSCI Emerging Markets®	-2.98%
MSCI World ex USA	4.51%
Russell 1000® Growth	6.95%
Russell 1000® Value	9.61%
Russell 2000®	3.08%
S&P 500®	8.36%

3

Fund Commentary	Nationwide Investor Destinations Aggressive Fund

For the semiannual period ended April 30, 2014, the Nationwide Investor Destinations Aggressive Fund (Service Class) returned 5.20% versus 6.23% for its composite benchmark*, 60% Russell 3000® Index, 30% MSCI EAFE® Index and 10% Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Global Multi-Cap Core Funds (consisting of 179 funds as of April 30, 2014) was 4.98% for the same time period.

*	The Fund changed its composite benchmark on September 30, 2013. The Fund’s former composite benchmark, comprising 95% S&P 500® Index and 5% Barclays U.S. Aggregate Bond Index, returned 8.03% for the semiannual period ended April 30, 2014.

The Fund’s return for the six-month period covered in this report was driven primarily by strong positive returns from the Fund’s equity investments in the U.S. and in foreign developed market countries, which together represented about 90% of the Fund’s allocations and contributed significantly to the Fund’s positive performance during the reporting period. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains generally exceeding those of stocks in international markets. Specifically, during the reporting period the S&P 500® Index (representing large-cap U.S. stocks) rose 8.36%, the S&P MidCap 400® Index (mid-cap U.S. stocks) increased 5.9%, and the Russell 2000® Index (small-cap U.S. stocks) gained 3.1%. During the reporting period, the U.S. Federal Reserve (Fed) began to reduce its monthly purchases of assets (known as quantitative easing, or QE) as a result of improving U.S. economic signals.

The equity markets within foreign developed market countries (as distinguished from emerging market countries) generally posted positive returns during the reporting period as well. The MSCI EAFE Index (representing international developed market equities) posted a gain of 4.4% during the reporting period. Concerns about the Fed’s tapering (reduction of QE) and heightened risk in emerging markets posed slight headwinds to the performance of the international markets during the reporting period.

The Fund’s return also was supported by positive returns from the Fund’s investments in intermediate-term, investment-grade U.S. fixed-income bonds. The Barclays U.S. Aggregate Bond Index (representing a broad spectrum of such bonds) posted a return of 1.74% during the reporting period, aided by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.03% at the end of 2013 to 2.65% at the end of April 2014. During the four-month period from January 1, 2014, through April 30, 2014, the interest rate on the 10-year Treasury dropped as low as 2.58% at the beginning of February following the Fed’s announcement that it would reduce asset purchases (QE). The drop in rates during the latter part of the four-month period, combined with a flattening of the overall yield curve, resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade U.S. fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low during the six-month reporting period.

The return from the Fund’s investment in the underlying Nationwide S&P 500 Index Fund, combined with this underlying fund’s sizable allocation within the Fund, made this holding the largest contributor to the Fund’s return during the reporting period, as shown in the tables below.

All of the Fund’s underlying funds posted absolute positive returns during the reporting period. The Fund’s investment in the underlying Nationwide Bond Index Fund, however, which was relatively small, posted a 1.77% return and thus contributed the least to the Fund’s overall positive return during the reporting period. Relative underperformance versus the benchmark resulted from differences in asset allocation between the Fund’s underlying funds and the benchmark.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer**, Nationwide Fund Advisors

**	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund,

4

Fund Commentary (con’t.)	Nationwide Investor Destinations Aggressive Fund

each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. If Nationwide becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Investor Destinations Aggressive Fund

(April 30, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	32%	2.63%
Nationwide International Index Fund Institutional Class	27%	1.28%
Nationwide Mid Cap Market Index Fund Institutional Class	14%	0.81%
Nationwide Small Cap Index Fund Institutional Class	13%	0.40%
Nationwide Portfolio Completion Fund Institutional Class	10%	0.27%
Nationwide Bond Index Fund Institutional Class	2%	0.04%
Nationwide Core Plus Bond Fund Institutional Class	2%	0.04%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Investor Destinations Aggressive Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

5

Fund Overview	Nationwide Investor Destinations Aggressive Fund

Objective

The Fund seeks to maximize total investment return for an aggressive level of risk.

Highlights

•	All of the Nationwide Investor Destinations Aggressive Fund’s underlying funds posted positive returns during the reporting period

•	The return from the Fund’s investment in the underlying Nationwide S&P 500 Index Fund made this holding the largest contributor to the Fund’s return during the reporting period

Asset Allocation†

Equity Funds	85.9%
Alternative Assets	10.1%
Fixed Income Funds	4.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	32.2%
Nationwide International Index Fund, Institutional Class	27.3%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.8%
Nationwide Small Cap Index Fund, Institutional Class	12.6%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternative Allocation Fund), Institutional Class	10.1%
Nationwide Bond Index Fund, Institutional Class	2.0%
Nationwide Core Plus Bond Fund, Institutional Class	2.0%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2014.

6

Fund Performance	Nationwide Investor Destinations Aggressive Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	10 Yr.	Inception
Class A	w/o SC1	5.25%	15.46%	16.37%	7.22%	–
	w/SC2	(0.79)%	8.86%	15.00%	6.58%	–
Class C	w/o SC1	4.96%	14.77%	15.55%	6.46%	–
	w/SC3	3.96%	13.77%	15.55%	6.46%	–
Class R4,5		5.07%	15.11%	15.96%	6.91%	–
Institutional Service Class[4]		–	–	–	–	1.20%[6]*
Institutional Class[4,7]		5.36%	15.87%	16.72%	7.53%	–
Service Class[4]		5.20%	15.43%	16.27%	7.10%	–
Russell 3000® Index		7.83%	20.78%	19.54%	8.10%	–
S&P 500® Index		8.36%	20.44%	19.14%	7.67%	–
CPI		1.51%	1.95%	2.14%	2.35%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Since inception date of March 3, 2014.

[7]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable SCs but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares. Effective February 21, 2014, Class B shares were converted into Class A shares.

Expense Ratios

Expense Ratio*
Class A	0.83%
Class C	1.54%
Class R	1.12%
Institutional Service Class	0.58%
Institutional Class	0.47%
Service Class	0.88%

*	Current effective prospectus dated March 26, 2014. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

7

Fund Performance (con’t.)	Nationwide Investor Destinations Aggressive Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Investor Destinations Aggressive Fund versus the Russell 3000® Index (current benchmark), the S&P 500® Index (former benchmark), the Barclays U.S. Aggregate Bond Index, the MSCI EAFE® Index, the Current Composite Index*, the Former Composite Index** and the Consumer Price Index (CPI) over the 10-year period ended 4/30/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

* The Current Composite Index comprises 60% Russell 3000® Index, 30% MSCI EAFE® Index and 10% Barclays U.S. Aggregate Bond Index.

** The Former Composite Index comprises 95% S&P 500® Index and 5% Barclays U.S. Aggregate Bond Index.

8

Shareholder Expense Example	Nationwide Investor Destinations Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Aggressive Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14[a]	Expense Ratio During Period (%) 11/01/13 - 04/30/14[a]
Class A Shares	Actual	[b]	1,000.00	1,052.50	2.70	0.53
	Hypothetical[b,c]		1,000.00	1,022.17	2.66	0.53
Class C Shares	Actual	[b]	1,000.00	1,049.60	6.20	1.22
	Hypothetical[b,c]		1,000.00	1,018.74	6.11	1.22
Class R Shares[d]	Actual	[b]	1,000.00	1,050.70	4.27	0.84
	Hypothetical[b,c]		1,000.00	1,020.63	4.21	0.84
Institutional Service Class Shares	Actual	[e]	1,000.00	1,012.00	0.48	0.30
	Hypothetical[b,c]		1,000.00	1,023.31	1.51	0.30
Institutional Class Shares	Actual	[b]	1,000.00	1,053.60	0.97	0.19
	Hypothetical[b,c]		1,000.00	1,023.85	0.95	0.19
Service Class Shares	Actual	[b]	1,000.00	1,052.00	3.00	0.59
	Hypothetical	[b,c]	1,000.00	1,021.87	2.96	0.59

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

d	Effective March 3, 2014 Class R2 Shares were renamed Class R Shares

e	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from March 4, 2014 through April 30, 2014 to reflect the period from commencement of operations.

9

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Investor Destinations Aggressive Fund

Mutual Funds 100.0%

	Shares	Market Value

Alternative Assets 10.1%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund), Institutional Class (a)	12,812,677	$127,742,392

Total Alternative Assets (cost $124,245,157)		127,742,392

Equity Funds 85.9%
Nationwide International Index Fund, Institutional Class (a)	39,470,633	343,394,505
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	9,226,576	174,382,278
Nationwide S&P 500 Index Fund, Institutional Class (a)	28,107,975	406,441,312
Nationwide Small Cap Index Fund, Institutional Class (a)	10,409,658	158,122,698

Total Equity Funds (cost $810,046,825)		1,082,340,793

Fixed Income Funds 4.0%
Nationwide Bond Index Fund, Institutional Class (a)	2,281,015	25,501,749
Nationwide Core Plus Bond Fund, Institutional Class (a)	2,481,714	25,462,382

Total Fixed Income Funds (cost $51,711,294)		50,964,131

Total Mutual Funds (cost $986,003,276)		1,261,047,316

Total Investments (cost $986,003,276) (b) — 100.0%		1,261,047,316

Liabilities in excess of other assets — 0.0%†		(334,989)

NET ASSETS — 100.0%		$1,260,712,327

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Investor Destinations Aggressive Fund
Assets:
Investments in affiliates, at value (cost $986,003,276)	$1,261,047,316
Cash	9,923
Receivable for investments sold	1,433,179
Receivable for capital shares issued	1,083,604
Prepaid expenses	58,245

Total Assets	1,263,632,267

Liabilities:
Payable for capital shares redeemed	2,214,994
Accrued expenses and other payables:
Investment advisory fees	134,070
Fund administration fees	29,730
Distribution fees	299,984
Administrative servicing fees	197,858
Accounting and transfer agent fees	8,255
Trustee fees	2,290
Custodian fees	7,761
Compliance program costs (Note 3)	714
Professional fees	12,231
Printing fees	11,625
Other	428

Total Liabilities	2,919,940

Net Assets	$1,260,712,327

Represented by:
Capital	$988,635,311
Accumulated distributions in excess of net investment income	(2,708,205)
Accumulated net realized losses from affiliated investments	(258,819)
Net unrealized appreciation/(depreciation) from investments in affiliates	275,044,040

Net Assets	$1,260,712,327

Net Assets:
Class A Shares	$65,155,413
Class C Shares	76,381,545
Class R Shares	108,915,606
Institutional Service Class Shares	31,556
Institutional Class Shares	132,196,575
Service Class Shares	878,031,632

Total	$1,260,712,327

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,775,561
Class C Shares	6,933,764
Class R Shares	9,811,010
Institutional Service Class Shares	2,794
Institutional Class Shares	11,603,598
Service Class Shares	77,719,673

Total	111,846,400

11

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide Investor Destinations Aggressive Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.28
Class C Shares (b)	$11.02
Class R Shares	$11.10
Institutional Service Class Shares	$11.29
Institutional Class Shares	$11.39
Service Class Shares	$11.30
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.97

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Investor Destinations Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$15,697,492

Total Income	15,697,492

EXPENSES:
Investment advisory fees	799,821
Fund administration fees	171,981
Distribution fees Class A	77,030
Distribution fees Class B (a)	10,760
Distribution fees Class C	368,803
Distribution fees Class R (b)	269,064
Distribution fees Service Class	1,076,412
Administrative servicing fees Class A	27,267
Administrative servicing fees Class C	10,089
Administrative servicing fees Class R (b)	80,720
Administrative servicing fees Institutional Service Class (c)	4
Administrative servicing fees Service Class	645,850
Registration and filing fees	35,906
Professional fees	29,533
Printing fees	11,595
Trustee fees	19,976
Custodian fees	22,668
Accounting and transfer agent fees	53,723
Compliance program costs (Note 3)	1,898
Other	16,924

Total expenses before earnings credit	3,730,024

Earnings credit (Note 5)	(11)

Net Expenses	3,730,013

NET INVESTMENT INCOME	11,967,479

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	44,599,832
Net realized gains from investment transactions with affiliates	2,656,429

Net realized gains from affiliated investments	47,256,261

Net change in unrealized appreciation/(depreciation) from investments in affiliates	3,724,441

Net realized/unrealized gains from affiliated investments	50,980,702

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$62,948,181

(a)	Effective February 21, 2014, Class B Shares were converted to Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through April 30, 2014.

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	Nationwide Investor Destinations Aggressive Fund
	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31, 2013
Operations:
Net investment income	$11,967,479		$17,110,252
Net realized gains from affiliated investments	47,256,261		11,460,772
Net change in unrealized appreciation/(depreciation) from investments in affiliates	3,724,441		232,591,753

Change in net assets resulting from operations	62,948,181		261,162,777

Distributions to Shareholders From:
Net investment income:
Class A	(752,953)		(968,045)
Class B (a)	(31,916)		(55,790)
Class C	(701,794)		(675,982)
Class R (b)	(1,204,288)		(1,424,243)
Institutional Service Class	(21	)(c)	–
Institutional Class	(1,704,711)		(1,928,613)
Service Class	(10,362,091)		(13,132,526)
Net realized gains:
Class A	(804,434)		(572,967)
Class B (a)	(46,855)		(56,776)
Class C	(997,370)		(637,640)
Class R (b)	(1,496,117)		(1,028,497)
Institutional Service Class	–	(c)	–
Institutional Class	(1,621,624)		(921,180)
Service Class	(11,566,034)		(8,184,292)

Change in net assets from shareholder distributions	(31,290,208)		(29,586,551)

Change in net assets from capital transactions	3,881,155		(47,705,603)

Change in net assets	35,539,128		183,870,623

Net Assets:
Beginning of period	1,225,173,199		1,041,302,576

End of period	$1,260,712,327		$1,225,173,199

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(2,708,205)		$82,090

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$11,704,829		$15,322,388
Dividends reinvested	1,110,463		1,039,315
Cost of shares redeemed	(8,776,614)		(19,061,602)

Total Class A Shares	4,038,678		(2,699,899)

Class B Shares (a)
Proceeds from shares issued	69,236		175,032
Dividends reinvested	65,577		86,638
Cost of shares redeemed	(4,107,612)		(2,810,581)

Total Class B Shares	(3,972,799)		(2,548,911)

(a)	Effective February 21, 2014, Class B Shares were converted to Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through April 30, 2014.

14

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Aggressive Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$9,300,462	$11,975,603
Dividends reinvested	811,107	572,226
Cost of shares redeemed	(7,038,522)	(11,464,078)

Total Class C Shares	3,073,047	1,083,751

Class R Shares (b)
Proceeds from shares issued	6,467,961	11,886,523
Dividends reinvested	2,619,478	2,357,861
Cost of shares redeemed	(11,532,105)	(17,978,126)

Total Class R Shares	(2,444,666)	(3,733,742)

Institutional Service Class Shares
Proceeds from shares issued	31,600 (c)	–
Dividends reinvested	21 (c)	–
Cost of shares redeemed	– (c)	–

Total Institutional Service Class Shares	31,621 (c)	–

Institutional Class Shares
Proceeds from shares issued	15,444,280	62,767,157
Dividends reinvested	3,326,335	2,849,793
Cost of shares redeemed	(8,543,723)	(52,343,098)

Total Institutional Class Shares	10,226,892	13,273,852

Service Class Shares
Proceeds from shares issued	26,596,938	57,991,604
Dividends reinvested	21,928,105	21,316,629
Cost of shares redeemed	(55,596,661)	(132,388,887)

Total Service Class Shares	(7,071,618)	(53,080,654)

Change in net assets from capital transactions	$3,881,155	$(47,705,603)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,056,493	1,559,786
Reinvested	101,422	111,899
Redeemed	(790,591)	(1,969,347)

Total Class A Shares	367,324	(297,662)

Class B Shares (a)
Issued	6,387	18,323
Reinvested	6,100	9,696
Redeemed	(376,769)	(292,860)

Total Class B Shares	(364,282)	(264,841)

(a)	Effective February 21, 2014, Class B Shares were converted to Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through April 30, 2014.

15

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Aggressive Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	860,529	1,223,229
Reinvested	75,875	64,114
Redeemed	(646,634)	(1,178,718)

Total Class C Shares	289,770	108,625

Class R Shares (b)
Issued	591,544	1,229,532
Reinvested	243,279	259,973
Redeemed	(1,055,529)	(1,816,307)

Total Class R Shares	(220,706)	(326,802)

Institutional Service Class Shares
Issued	2,792 (c)	–
Reinvested	2 (c)	–
Redeemed	– (c)	–

Total Institutional Service Class Shares	2,794 (c)	–

Institutional Class Shares
Issued	1,377,947	6,223,977
Reinvested	300,565	301,972
Redeemed	(763,081)	(5,214,478)

Total Institutional Class Shares	915,431	1,311,471

Service Class Shares
Issued	2,396,395	5,841,621
Reinvested	1,999,806	2,299,608
Redeemed	(5,001,081)	(13,366,053)

Total Service Class Shares	(604,880)	(5,224,824)

Total change in shares	385,451	(4,694,033)

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through April 30, 2014.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Aggressive Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$11.00	0.11	0.46	0.57	(0.14)	(0.15)	(0.29)	$11.28	5.25%	$65,155,413	0.53%	1.98%	0.53%	4.27%
Year Ended October 31, 2013 (e)	$8.97	0.17	2.13	2.30	(0.17)	(0.10)	(0.27)	$11.00	26.24%	$59,507,180	0.49%	1.69%	0.49%	22.52%
Year Ended October 31, 2012 (e)	$8.26	0.13	0.73	0.86	(0.13)	(0.02)	(0.15)	$8.97	10.56%	$51,210,338	0.50%	1.44%	0.50%	11.55%
Year Ended October 31, 2011 (e)	$8.13	0.13	0.14	0.27	(0.14)	–	(0.14)	$8.26	3.24%	$51,388,289	0.48%	1.54%	0.48%	9.70%
Year Ended October 31, 2010 (e)	$7.30	0.11	1.02	1.13	(0.10)	(0.20)	(0.30)	$8.13	15.81%	$49,682,066	0.49%	1.44%	0.49%	8.89%
Year Ended October 31, 2009 (e)	$7.02	0.13	0.78	0.91	(0.13)	(0.50)	(0.63)	$7.30	14.98%	$39,797,434	0.55%	1.99%	0.55%	11.99%

Class C Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.75	0.07	0.46	0.53	(0.11)	(0.15)	(0.26)	$11.02	4.96%	$76,381,545	1.22%	1.31%	1.22%	4.27%
Year Ended October 31, 2013 (e)	$8.78	0.09	2.09	2.18	(0.11)	(0.10)	(0.21)	$10.75	25.26%	$71,452,684	1.19%	0.92%	1.19%	22.52%
Year Ended October 31, 2012 (e)	$8.08	0.07	0.72	0.79	(0.07)	(0.02)	(0.09)	$8.78	9.90%	$57,370,350	1.20%	0.76%	1.20%	11.55%
Year Ended October 31, 2011 (e)	$7.97	0.07	0.12	0.19	(0.08)	–	(0.08)	$8.08	2.36%	$59,022,254	1.21%	0.86%	1.21%	9.70%
Year Ended October 31, 2010 (e)	$7.17	0.06	1.01	1.07	(0.07)	(0.20)	(0.27)	$7.97	15.15%	$67,454,100	1.20%	0.75%	1.20%	8.89%
Year Ended October 31, 2009 (e)	$6.91	0.09	0.76	0.85	(0.09)	(0.50)	(0.59)	$7.17	14.15%	$70,213,439	1.22%	1.36%	1.22%	11.99%

Class R Shares (f)(g)
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.83	0.09	0.45	0.54	(0.12)	(0.15)	(0.27)	$11.10	5.07%	$108,915,606	0.84%	1.74%	0.84%	4.27%
Year Ended October 31, 2013 (e)	$8.84	0.12	2.11	2.23	(0.14)	(0.10)	(0.24)	$10.83	25.73%	$108,654,200	0.85%	1.27%	0.85%	22.52%
Year Ended October 31, 2012 (e)	$8.14	0.09	0.73	0.82	(0.10)	(0.02)	(0.12)	$8.84	10.23%	$91,551,218	0.84%	1.10%	0.84%	11.55%
Year Ended October 31, 2011 (e)	$8.01	0.10	0.14	0.24	(0.11)	–	(0.11)	$8.14	2.90%	$88,524,201	0.85%	1.18%	0.85%	9.70%
Year Ended October 31, 2010 (e)	$7.21	0.08	1.01	1.09	(0.09)	(0.20)	(0.29)	$8.01	15.41%	$84,348,618	0.84%	1.07%	0.84%	8.89%
Year Ended October 31, 2009 (e)	$6.95	0.10	0.77	0.87	(0.11)	(0.50)	(0.61)	$7.21	14.53%	$64,237,573	0.87%	1.56%	0.87%	11.99%

Institutional Service Class Shares
Period Ended April 30, 2014 (e)(h) (Unaudited)	$11.18	0.01	0.12	0.13	(0.02)	–	(0.02)	$11.29	1.20%	$31,556	0.30%	0.39%	0.30%	4.27%

Institutional Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$11.11	0.13	0.46	0.59	(0.16)	(0.15)	(0.31)	$11.39	5.36%	$132,196,575	0.19%	2.33%	0.19%	4.27%
Year Ended October 31, 2013 (e)	$9.06	0.19	2.16	2.35	(0.20)	(0.10)	(0.30)	$11.11	26.57%	$118,716,482	0.19%	1.88%	0.19%	22.52%
Year Ended October 31, 2012 (e)	$8.34	0.15	0.75	0.90	(0.16)	(0.02)	(0.18)	$9.06	11.05%	$84,918,686	0.20%	1.74%	0.20%	11.55%
Year Ended October 31, 2011 (e)	$8.20	0.15	0.15	0.30	(0.16)	–	(0.16)	$8.34	3.49%	$70,317,290	0.21%	1.78%	0.21%	9.70%
Year Ended October 31, 2010 (e)	$7.36	0.13	1.04	1.17	(0.13)	(0.20)	(0.33)	$8.20	16.19%	$57,247,781	0.20%	1.71%	0.20%	8.89%
Year Ended October 31, 2009 (e)	$7.08	0.14	0.79	0.93	(0.15)	(0.50)	(0.65)	$7.36	15.23%	$42,570,681	0.22%	2.17%	0.22%	11.99%

Service Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$11.02	0.11	0.45	0.56	(0.13)	(0.15)	(0.28)	$11.30	5.20%	$878,031,632	0.59%	1.97%	0.59%	4.27%
Year Ended October 31, 2013 (e)	$8.99	0.15	2.14	2.29	(0.16)	(0.10)	(0.26)	$11.02	26.04%	$862,903,998	0.60%	1.53%	0.60%	22.52%
Year Ended October 31, 2012 (e)	$8.27	0.12	0.74	0.86	(0.12)	(0.02)	(0.14)	$8.99	10.56%	$750,703,873	0.60%	1.34%	0.60%	11.55%
Year Ended October 31, 2011 (e)	$8.14	0.12	0.13	0.25	(0.12)	–	(0.12)	$8.27	3.09%	$717,539,097	0.61%	1.43%	0.61%	9.70%
Year Ended October 31, 2010 (e)	$7.32	0.10	1.03	1.13	(0.11)	(0.20)	(0.31)	$8.14	15.66%	$719,252,841	0.59%	1.34%	0.59%	8.89%
Year Ended October 31, 2009 (e)	$7.04	0.12	0.79	0.91	(0.13)	(0.50)	(0.63)	$7.32	14.91%	$640,465,271	0.63%	1.87%	0.63%	11.99%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	For the period from March 4, 2014 (commencement of operations) through April 30, 2014. Total return is calculated on inception date of March 3, 2014 through April 30, 2014.

The accompanying notes are an integral part of these financial statements.

17

Fund Commentary	Nationwide Investor Destinations Moderately Aggressive Fund

For the semiannual period ended April 30, 2014, the Nationwide Investor Destinations Moderately Aggressive Fund (Service Class) returned 4.83% versus 5.73% for its composite benchmark*, 55% Russell 3000® Index, 25% MSCI EAFE® Index, 15% Barclays U.S. Aggregate Bond Index and 5% Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 586 funds as of April 30, 2014) was 4.89% for the same time period.

*	The Fund changed its composite benchmark on September 30, 2013. The Fund’s former composite benchmark, comprising 80% S&P 500® Index, 15% Barclays U.S. Aggregate Bond Index and 5% Citigroup 3-Month US Treasury Bill Index, returned 6.99% for the semiannual period ended April 30, 2014.

The Fund’s return for the six-month period covered in this report was driven primarily by strong positive returns from the Fund’s equity investments in the U.S. and in foreign developed market countries, which together represented about 80% of the Fund’s allocations and contributed significantly to the Fund’s positive performance during the reporting period. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains generally exceeding those of stocks in international markets. Specifically, during the reporting period the S&P 500® Index (representing large-cap U.S. stocks) rose 8.36%, the S&P MidCap 400® Index (mid-cap U.S. stocks) increased 5.9%, and the Russell 2000® Index (small-cap U.S. stocks) gained 3.1%. During the reporting period, the U.S. Federal Reserve (Fed) began to reduce its monthly purchases of assets (known as quantitative easing, or QE) as a result of improving U.S. economic signals.

The equity markets within foreign developed market countries (as distinguished from emerging market countries) generally posted positive returns during the reporting period as well. The MSCI EAFE Index (representing international developed market equities) posted a gain of 4.4% during the reporting period. Concerns about the Fed’s tapering (reduction of QE) and heightened risk in emerging markets posed slight headwinds to the performance of the international markets during the reporting period.

The Fund’s return also was supported by positive returns from the Fund’s investments in intermediate-term, investment-grade U.S. fixed-income bonds. The Barclays U.S. Aggregate Bond Index (representing a broad spectrum of such bonds) posted a return of 1.74% during the reporting period, aided by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.03% at the end of calendar 2013 to 2.65% at the end of April 2014. During the four-month period from January 1, 2014, through April 30, 2014, the interest rate on the 10-year Treasury dropped as low as 2.58% at the beginning of February following the Fed’s announcement that it would reduce asset purchases (QE). The drop in rates during the latter part of the four-month period, combined with a flattening of the overall yield curve, resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade U.S. fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low during the six-month reporting period.

The return from the Fund’s investment in the underlying Nationwide S&P 500 Index Fund, combined with this underlying fund’s sizable allocation within the Fund, made this holding the largest contributor to the Fund’s return during the reporting period, as shown in the tables below.

All of the Fund’s underlying funds posted absolute positive returns during the reporting period. The Fund’s investment in the underlying Nationwide HighMark Short Term Bond Fund, however, which was relatively small, posted a 0.62% return and thus contributed the least to the Fund’s overall positive return during the reporting period. Relative underperformance versus the benchmark resulted from differences in asset allocation between the Fund’s underlying funds and the benchmark.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer**, Nationwide Fund Advisors

**	As of April 30, 2014.

18

Fund Commentary (con’t.)	Nationwide Investor Destinations Moderately Aggressive Fund

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. If Nationwide becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Investor Destinations Moderately Aggressive Fund

(April 30, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	28%	2.30%
Nationwide International Index Fund Institutional Class	24%	1.14%
Nationwide Mid Cap Market Index Fund Institutional Class	12%	0.69%
Nationwide Portfolio Completion Fund Institutional Class	12%	0.32%
Nationwide Small Cap Index Fund Institutional Class	10%	0.31%
Nationwide Bond Index Fund Institutional Class	5%	0.09%
Nationwide Core Plus Bond Fund Institutional Class	4%	0.08%
Nationwide HighMark Short Term Bond Fund Institutional Class	2%	0.01%
Nationwide Contract	2%	0.03%
Nationwide Ziegler Equity Income Fund Institutional Class	1%	0.07%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Investor Destinations Moderately Aggressive Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

19

Fund Overview	Nationwide Investor Destinations Moderately Aggressive Fund

Objective

The Fund seeks to maximize total investment return for a moderately aggressive level of risk.

Highlights

•	All of the Nationwide Investor Destinations Moderately Aggressive Fund’s underlying funds posted positive returns during the reporting period

•	The return from the Fund’s investment in the underlying Nationwide S&P 500 Index Fund made this holding the largest contributor to the Fund’s return during the reporting period

Asset Allocation†

Equity Funds	74.8%
Alternative Assets	12.1%
Fixed Income Funds	11.1%
Fixed Contract	2.0%
Other assets in excess of liabilities††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	28.2%
Nationwide International Index Fund, Institutional Class	24.2%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund), Institutional Class	12.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	11.8%
Nationwide Small Cap Index Fund, Institutional Class	9.6%
Nationwide Bond Index Fund, Institutional Class	5.1%
Nationwide Core Plus Bond Fund, Institutional Class	4.0%
Nationwide Fixed Contract	2.0%
Nationwide HighMark Short Term Bond Fund, Institutional Class	2.0%
Nationwide Ziegler Equity Income Fund, Institutional Class	1.0%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2014.

20

Fund Performance	Nationwide Investor Destinations Moderately Aggressive Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	10 Yr.	Inception
Class A	w/o SC1	4.87%	13.23%	14.45%	6.88%	–
	w/ SC2	(1.13)%	6.68%	13.12%	6.24%	–
Class C	w/o SC1	4.51%	12.52%	13.64%	6.13%	–
	w/SC3	3.51%	11.52%	13.64%	6.13%	–
Class R4,5		4.73%	12.96%	14.04%	6.56%	–
Institutional Service Class[4]		–	–	–	–	1.32%[6]*
Institutional Class[4,7]		5.03%	13.59%	14.77%	7.16%	–
Service Class[4]		4.83%	13.15%	14.32%	6.76%	–
Russell 3000® Index		7.83%	20.78%	19.54%	8.10%	–
S&P 500® Index		8.36%	20.44%	19.14%	7.67%	–
CPI		1.51%	1.95%	2.14%	2.35%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Since inception date of March 3, 2014.

[7]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable SCs but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares. Effective February 21, 2014, Class B shares were converted into Class A shares.

Expense Ratios

Expense Ratio*
Class A	0.86%
Class C	1.55%
Class R	1.14%
Institutional Service Class	0.61%
Institutional Class	0.49%
Service Class	0.89%

*	Current effective prospectus dated March 26, 2014. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

21

Fund Performance (con’t.)	Nationwide Investor Destinations Moderately Aggressive Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Investor Destinations Moderately Aggressive Fund versus the Russell 3000® Index (current benchmark), the S&P 500® Index (former benchmark), the Barclays U.S. Aggregate Bond Index, the MSCI EAFE® Index, the Barclays U.S. 1-3 Year Government/Credit Bond Index, the Citigroup 3-Month Treasury Bill (T-Bill) Index, the Current Composite Index*, the Former Composite Index** and the Consumer Price Index (CPI) over the 10-year period ended 4/30/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

* The Current Composite Index comprises 55% Russell 3000® Index, 15% Barclays U.S. Aggregate Bond Index, 25% MSCI EAFE® Index and 5% Barclays U.S. 1-3 Year Gov’t/Credit Bond Index.

** The Former Composite Index comprises 80% S&P 500® Index, 15% Barclays U.S. Aggregate Bond Index and 5% Citigroup 3-Month T-Bill Index.

22

Shareholder Expense Example	Nationwide Investor Destinations Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from (November 1, 2013) through (April 30, 2014). Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from (November 1, 2013) through (April 30, 2014). You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Moderately Aggressive Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14[a]	Expense Ratio During Period (%) 11/01/13 - 04/30/14[a]
Class A Shares	Actual	[b]	1,000.00	1,048.70	2.59	0.51
	Hypothetical	[b,c]	1,000.00	1,022.27	2.56	0.51
Class C Shares	Actual	[b]	1,000.00	1,045.10	6.14	1.21
	Hypothetical	[b,c]	1,000.00	1,018.79	6.06	1.21
Class R Shares[d]	Actual	[b]	1,000.00	1,047.30	4.21	0.83
	Hypothetical	[b,c]	1,000.00	1,020.68	4.16	0.83
Institutional Service Class Shares	Actual	[e]	1,000.00	1,013.20	0.48	0.30
	Hypothetical	[b,c]	1,000.00	1,023.31	1.51	0.30
Institutional Class Shares	Actual	[b]	1,000.00	1,050.30	0.92	0.18
	Hypothetical	[b,c]	1,000.00	1,023.90	0.90	0.18
Service Class Shares	Actual	[b]	1,000.00	1,048.30	2.95	0.58
	Hypothetical	[b,c]	1,000.00	1,021.92	2.91	0.58

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

d	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

e	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from March 4, 2014 through April 30, 2014 to reflect the period from commencement of operations.

23

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Investor Destinations Moderately Aggressive Fund

Mutual Funds 98.0%

	Shares	Market Value

Alternative Assets 12.1%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund), Institutional Class (a)	25,474,635	$253,982,107

Total Alternative Assets (cost $247,250,880)		253,982,107

Equity Funds 74.8%
Nationwide International Index Fund, Institutional Class (a)	58,181,678	506,180,595
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	13,077,993	247,174,070
Nationwide S&P 500 Index Fund, Institutional Class (a)	40,736,959	589,056,426
Nationwide Small Cap Index Fund, Institutional Class (a)	13,274,576	201,640,802
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	1,633,813	21,533,650

Total Equity Funds (cost $1,154,047,956)		1,565,585,543

Fixed Income Funds 11.1%
Nationwide Bond Index Fund, Institutional Class (a)	9,443,349	105,576,646
Nationwide Core Plus Bond Fund, Institutional Class (a)	8,222,390	84,361,726
Nationwide HighMark Short Term Bond Fund, Institutional Class (a)	4,175,598	41,923,008

Total Fixed Income Funds (cost $235,119,166)		231,861,380

Total Mutual Funds (cost $1,636,418,002)		2,051,429,030

Fixed Contract 2.0%

	Principal Amount

Nationwide Fixed Contract, 3.50% (a)(b)(c)	$42,088,177	42,088,177

Total Fixed Contract (cost $42,088,177)		42,088,177

Total Investments (cost $1,678,506,179) (d) — 100.0%		2,093,517,207

Other assets in excess of liabilities — 0.0%†		471,883

NET ASSETS — 100.0%		$2,093,989,090

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and, as the affiliated counterparty is required by contract to redeem daily upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	Fair valued security.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

24

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Investor Destinations Moderately Aggressive Fund
Assets:
Investments in affiliates, at value (cost $1,678,506,179)	$2,093,517,207
Cash	1,389,363
Receivable for investments sold	2,698,988
Receivable for capital shares issued	662,329
Prepaid expenses	66,028

Total Assets	2,098,333,915

Liabilities:
Payable for capital shares redeemed	3,277,029
Accrued expenses and other payables:
Investment advisory fees	222,468
Fund administration fees	47,185
Distribution fees	492,448
Administrative servicing fees	231,942
Accounting and transfer agent fees	17,601
Trustee fees	3,457
Custodian fees	13,048
Compliance program costs (Note 3)	1,172
Professional fees	15,932
Printing fees	21,534
Other	1,009

Total Liabilities	4,344,825

Net Assets	$2,093,989,090

Represented by:
Capital	$1,678,771,034
Accumulated distributions in excess of net investment income	(3,321,538)
Accumulated net realized gains from affiliated investments	3,528,566
Net unrealized appreciation/(depreciation) from investments in affiliates	415,011,028

Net Assets	$2,093,989,090

Net Assets:
Class A Shares	$121,680,365
Class C Shares	127,821,650
Class R Shares	244,023,697
Institutional Service Class Shares	27,916
Institutional Class Shares	313,710,000
Service Class Shares	1,286,725,462

Total	$2,093,989,090

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	10,543,430
Class C Shares	11,311,760
Class R Shares	21,584,158
Institutional Service Class Shares	2,424
Institutional Class Shares	27,203,137
Service Class Shares	111,716,990

Total	182,361,899

25

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide Investor Destinations Moderately Aggressive Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.54
Class C Shares (b)	$11.30
Class R Shares	$11.31
Institutional Service Class Shares	$11.52
Institutional Class Shares	$11.53
Service Class Shares	$11.52
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.24

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

26

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Investor Destinations Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$25,456,493
Interest income from affiliates	695,340

Total Income	26,151,833

EXPENSES:
Investment advisory fees	1,327,836
Fund administration fees	270,310
Distribution fees Class A	145,631
Distribution fees Class B (a)	14,087
Distribution fees Class C	624,497
Distribution fees Class R (b)	609,839
Distribution fees Service Class	1,582,261
Administrative servicing fees Class A	44,467
Administrative servicing fees Class C	16,648
Administrative servicing fees Class R (b)	182,953
Administrative servicing fees Institutional Service Class (c)	3
Administrative servicing fees Service Class	949,361
Registration and filing fees	36,295
Professional fees	44,793
Printing fees	15,250
Trustee fees	33,178
Custodian fees	39,168
Accounting and transfer agent fees	90,175
Compliance program costs (Note 3)	3,160
Other	25,918

Total expenses before earnings credit	6,055,830

Earnings credit (Note 5)	(1,492)

Net Expenses	6,054,338

NET INVESTMENT INCOME	20,097,495

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	64,980,037
Net realized gains from investment transactions with affiliates	4,542,782

Net realized gains from affiliated investments	69,522,819

Net change in unrealized appreciation/(depreciation) from investments in affiliates	7,770,556

Net realized/unrealized gains from affiliated investments	77,293,375

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$97,390,870

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through April 30, 2014.

The accompanying notes are an integral part of these financial statements.

27

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately Aggressive Fund
	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31, 2013
Operations:
Net investment income	$20,097,495		$28,791,116
Net realized gains from affiliated investments	69,522,819		38,521,404
Net change in unrealized appreciation/(depreciation) from investments in affiliates	7,770,556		297,497,297

Change in net assets resulting from operations	97,390,870		364,809,817

Distributions to Shareholders From:
Net investment income:
Class A	(1,397,468)		(1,662,703)
Class B (a)	(39,391)		(78,781)
Class C	(1,220,315)		(1,258,871)
Class R (b)	(2,718,774)		(3,211,038)
Institutional Service Class	(18	)(c)	–
Institutional Class	(3,852,964)		(4,393,383)
Service Class	(14,816,920)		(19,720,854)
Net realized gains:
Class A	(2,417,686)		(573,158)
Class B (a)	(96,165)		(50,991)
Class C	(2,704,902)		(730,521)
Class R (b)	(5,350,857)		(1,380,636)
Institutional Service Class	–	(c)	–
Institutional Class	(5,912,957)		(1,227,423)
Service Class	(26,972,426)		(7,389,943)

Change in net assets from shareholder distributions	(67,500,843)		(41,678,302)

Change in net assets from capital transactions	29,839,543		(32,566,829)

Change in net assets	59,729,570		290,564,686

Net Assets:
Beginning of period	2,034,259,520		1,743,694,834

End of period	$2,093,989,090		$2,034,259,520

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(3,321,538)		$626,817

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$17,499,562		$26,002,812
Dividends reinvested	2,654,102		1,515,552
Cost of shares redeemed	(12,471,291)		(21,691,704)

Total Class A Shares	7,682,373		5,826,660

Class B Shares (a)
Proceeds from shares issued	102,366		229,017
Dividends reinvested	126,041		107,509
Cost of shares redeemed	(5,106,268)		(4,896,209)

Total Class B Shares	(4,877,861)		(4,559,683)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through April 30, 2014.

28

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Aggressive Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$9,657,308	$12,991,645
Dividends reinvested	1,778,238	794,176
Cost of shares redeemed	(10,531,949)	(19,801,123)

Total Class C Shares	903,597	(6,015,302)

Class R Shares (b)
Proceeds from shares issued	9,865,521	21,793,440
Dividends reinvested	7,930,865	4,506,550
Cost of shares redeemed	(23,979,238)	(26,930,614)

Total Class R Shares	(6,182,852)	(630,624)

Institutional Service Class Shares
Proceeds from shares issued	27,500 (c)	–
Dividends reinvested	18 (c)	–
Cost of shares redeemed	– (c)	–

Total Institutional Service Class Shares	27,518 (c)	–

Institutional Class Shares
Proceeds from shares issued	39,654,330	150,731,613
Dividends reinvested	9,765,921	5,620,806
Cost of shares redeemed	(11,181,595)	(111,178,853)

Total Institutional Class Shares	38,238,656	45,173,566

Service Class Shares
Proceeds from shares issued	33,118,027	84,075,133
Dividends reinvested	41,789,346	27,110,797
Cost of shares redeemed	(80,859,261)	(183,547,376)

Total Service Class Shares	(5,951,888)	(72,361,446)

Change in net assets from capital transactions	$29,839,543	$(32,566,829)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,538,462	2,498,666
Reinvested	236,865	152,350
Redeemed	(1,094,028)	(2,106,669)

Total Class A Shares	681,299	544,347

Class B Shares (a)
Issued	9,182	22,744
Reinvested	11,469	11,235
Redeemed	(457,221)	(485,197)

Total Class B Shares	(436,570)	(451,218)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through April 30, 2014.

29

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Aggressive Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	867,991	1,271,094
Reinvested	161,853	82,704
Redeemed	(945,159)	(1,948,208)

Total Class C Shares	84,685	(594,410)

Class R Shares (b)
Issued	888,866	2,139,310
Reinvested	722,313	465,340
Redeemed	(2,147,992)	(2,608,574)

Total Class R Shares	(536,813)	(3,924)

Institutional Service Class Shares
Issued	2,422 (c)	–
Reinvested	2 (c)	–
Redeemed	– (c)	–

Total Institutional Service Class Shares	2,424 (c)	–

Institutional Class Shares
Issued	3,488,211	14,394,144
Reinvested	871,955	561,989
Redeemed	(981,904)	(10,611,639)

Total Institutional Class Shares	3,378,262	4,344,494

Service Class Shares
Issued	2,917,417	8,063,586
Reinvested	3,737,065	2,739,801
Redeemed	(7,117,017)	(17,626,125)

Total Service Class Shares	(462,535)	(6,822,738)

Total change in shares	2,710,752	(2,983,449)

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through April 30, 2014.

The accompanying notes are an integral part of these financial statements.

30

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Aggressive Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$11.38	0.11	0.43	0.54	(0.14)	(0.24)	(0.38)	$11.54	4.87%	$121,680,365	0.51%	2.02%	0.51%	5.67%
Year Ended October 31, 2013 (e)	$9.60	0.17	1.85	2.02	(0.18)	(0.06)	(0.24)	$11.38	21.44%	$112,242,046	0.50%	1.62%	0.50%	29.31%
Year Ended October 31, 2012 (e)	$8.95	0.15	0.71	0.86	(0.15)	(0.06)	(0.21)	$9.60	9.82%	$89,406,859	0.49%	1.59%	0.49%	13.11%
Year Ended October 31, 2011 (e)	$8.80	0.16	0.15	0.31	(0.16)	–	(0.16)	$8.95	3.49%	$84,467,234	0.47%	1.72%	0.47%	13.88%
Year Ended October 31, 2010 (e)	$7.99	0.14	0.97	1.11	(0.14)	(0.16)	(0.30)	$8.80	14.19%	$79,563,235	0.48%	1.72%	0.48%	8.57%
Year Ended October 31, 2009 (e)	$7.69	0.16	0.86	1.02	(0.16)	(0.56)	(0.72)	$7.99	15.29%	$76,075,551	0.51%	2.24%	0.51%	15.94%

Class C Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$11.16	0.07	0.42	0.49	(0.11)	(0.24)	(0.35)	$11.30	4.51%	$127,821,650	1.21%	1.35%	1.21%	5.67%
Year Ended October 31, 2013 (e)	$9.41	0.10	1.82	1.92	(0.11)	(0.06)	(0.17)	$11.16	20.72%	$125,294,548	1.19%	0.95%	1.19%	29.31%
Year Ended October 31, 2012 (e)	$8.79	0.08	0.69	0.77	(0.09)	(0.06)	(0.15)	$9.41	8.87%	$111,289,595	1.19%	0.89%	1.19%	13.11%
Year Ended October 31, 2011 (e)	$8.64	0.09	0.15	0.24	(0.09)	–	(0.09)	$8.79	2.81%	$119,068,548	1.20%	1.03%	1.20%	13.88%
Year Ended October 31, 2010 (e)	$7.86	0.08	0.95	1.03	(0.09)	(0.16)	(0.25)	$8.64	13.31%	$131,008,292	1.19%	1.02%	1.19%	8.57%
Year Ended October 31, 2009 (e)	$7.57	0.11	0.85	0.96	(0.11)	(0.56)	(0.67)	$7.86	14.58%	$131,214,546	1.21%	1.55%	1.21%	15.94%

Class R Shares (f)(g)
Six Months Ended April 30, 2014 (e) (Unaudited)	$11.16	0.10	0.41	0.51	(0.12)	(0.24)	(0.36)	$11.31	4.73%	$244,023,697	0.83%	1.75%	0.83%	5.67%
Year Ended October 31, 2013 (e)	$9.41	0.13	1.82	1.95	(0.14)	(0.06)	(0.20)	$11.16	21.15%	$246,852,482	0.84%	1.28%	0.84%	29.31%
Year Ended October 31, 2012 (e)	$8.79	0.11	0.69	0.80	(0.12)	(0.06)	(0.18)	$9.41	9.27%	$208,283,759	0.84%	1.23%	0.84%	13.11%
Year Ended October 31, 2011 (e)	$8.64	0.12	0.16	0.28	(0.13)	–	(0.13)	$8.79	3.18%	$192,888,041	0.84%	1.34%	0.84%	13.88%
Year Ended October 31, 2010 (e)	$7.86	0.11	0.94	1.05	(0.11)	(0.16)	(0.27)	$8.64	13.65%	$176,660,604	0.83%	1.34%	0.83%	8.57%
Year Ended October 31, 2009 (e)	$7.58	0.13	0.85	0.98	(0.14)	(0.56)	(0.70)	$7.86	14.89%	$134,283,065	0.87%	1.81%	0.87%	15.94%

Institutional Service Class Shares
Period Ended April 30, 2014 (e)(h) (Unaudited)	$11.39	0.01	0.14	0.15	(0.02)	–	(0.02)	$11.52	1.32%	$27,916	0.30%	0.70%	0.30%	5.67%

Institutional Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$11.37	0.13	0.43	0.56	(0.16)	(0.24)	(0.40)	$11.53	5.03%	$313,710,000	0.18%	2.32%	0.18%	5.67%
Year Ended October 31, 2013 (e)	$9.59	0.20	1.85	2.05	(0.21)	(0.06)	(0.27)	$11.37	21.83%	$270,917,338	0.19%	1.88%	0.19%	29.31%
Year Ended October 31, 2012 (e)	$8.95	0.17	0.71	0.88	(0.18)	(0.06)	(0.24)	$9.59	10.03%	$186,769,240	0.19%	1.86%	0.19%	13.11%
Year Ended October 31, 2011 (e)	$8.79	0.18	0.16	0.34	(0.18)	–	(0.18)	$8.95	3.89%	$151,618,037	0.20%	1.99%	0.20%	13.88%
Year Ended October 31, 2010 (e)	$7.99	0.16	0.97	1.13	(0.17)	(0.16)	(0.33)	$8.79	14.39%	$130,223,401	0.19%	1.97%	0.19%	8.57%
Year Ended October 31, 2009 (e)	$7.69	0.17	0.87	1.04	(0.18)	(0.56)	(0.74)	$7.99	15.63%	$85,728,623	0.21%	2.42%	0.21%	15.94%

Service Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$11.36	0.11	0.42	0.53	(0.13)	(0.24)	(0.37)	$11.52	4.83%	$1,286,725,462	0.58%	1.98%	0.58%	5.67%
Year Ended October 31, 2013 (e)	$9.58	0.16	1.85	2.01	(0.17)	(0.06)	(0.23)	$11.36	21.37%	$1,274,073,724	0.59%	1.56%	0.59%	29.31%
Year Ended October 31, 2012 (e)	$8.94	0.14	0.70	0.84	(0.14)	(0.06)	(0.20)	$9.58	9.60%	$1,139,580,740	0.59%	1.49%	0.59%	13.11%
Year Ended October 31, 2011 (e)	$8.78	0.15	0.16	0.31	(0.15)	–	(0.15)	$8.94	3.47%	$1,115,586,752	0.60%	1.61%	0.60%	13.88%
Year Ended October 31, 2010 (e)	$7.98	0.13	0.96	1.09	(0.13)	(0.16)	(0.29)	$8.78	13.96%	$1,119,852,454	0.58%	1.61%	0.58%	8.57%
Year Ended October 31, 2009 (e)	$7.68	0.15	0.87	1.02	(0.16)	(0.56)	(0.72)	$7.98	15.22%	$1,012,147,730	0.63%	2.10%	0.63%	15.94%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	For the period from March 4, 2014 (commencement of operations) through April 30, 2014. Total return was calculated based on inception date of March 3, 2014 through April 30, 2014.

The accompanying notes are an integral part of these financial statements.

31

Fund Commentary	Nationwide Investor Destinations Moderate Fund

For the semiannual period ended April 30, 2014, the Nationwide Investor Destinations Moderate Fund (Service Class) returned 3.97% versus 4.73% for its composite benchmark*, 45% Russell 3000® Index, 15% MSCI EAFE® Index, 25% Barclays U.S. Aggregate Bond Index and 15% Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 536 funds as of April 30, 2014) was 4.20% for the same time period.

*	The Fund changed its composite benchmark on September 30, 2013. The Fund’s former composite benchmark, comprising 60% S&P 500® Index, 25% Barclays U.S. Aggregate Bond Index and 15% Citigroup 3-Month US Treasury Bill Index, returned 5.50% for the semiannual period ended April 30, 2014.

The Fund’s return for the six-month period covered in this report was driven primarily by strong positive returns from the Fund’s equity investments in the U.S. and in foreign developed market countries, which together represented about 60% of the Fund’s allocations and contributed significantly to the Fund’s positive performance during the reporting period. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains generally exceeding those of stocks in international markets. Specifically, during the reporting period the S&P 500® Index (representing large-cap U.S. stocks) rose 8.36%, the S&P MidCap 400® Index (mid-cap U.S. stocks) increased 5.9%, and the Russell 2000® Index (small-cap U.S. stocks) gained 3.1%. During the reporting period, the U.S. Federal Reserve (Fed) began to reduce its monthly purchases of assets (known as quantitative easing, or QE) as a result of improving U.S. economic signals.

The equity markets within foreign developed market countries (as distinguished from emerging market countries) generally posted positive returns during the reporting period as well. The MSCI EAFE Index (representing international developed market equities) posted a gain of 4.4% during the reporting period. Concerns about the Fed’s tapering (reduction of QE) and heightened risk in emerging markets posed slight headwinds to the performance of the international markets during the reporting period.

The Fund’s return also was supported by positive returns from the Fund’s investments in intermediate-term, investment-grade U.S. fixed-income bonds. The Barclays U.S. Aggregate Bond Index (representing a broad spectrum of such bonds) posted a return of 1.74% during the reporting period, aided by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.03% at the end of calendar 2013 to 2.65% at the end of April 2014. During the four-month period from January 1, 2014, through April 30, 2014, the interest rate on the 10-year Treasury dropped as low as 2.58% at the beginning of February following the Fed’s announcement that it would reduce asset purchases (QE). The drop in rates during the latter part of the four-month period, combined with a flattening of the overall yield curve, resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade U.S. fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low during the six-month reporting period.

The return from the Fund’s investment in the underlying Nationwide S&P 500 Index Fund, combined with this underlying fund’s sizable allocation within the Fund, made this holding the largest contributor to the Fund’s return during the reporting period, as shown in the tables below.

All of the Fund’s underlying funds posted absolute positive returns during the reporting period. The Fund’s investment in the underlying Nationwide Enhanced Income Fund, however, which was relatively small, posted a 0.39% return and thus contributed the least to the Fund’s overall positive return during the reporting period. Relative underperformance versus the benchmark resulted from differences in asset allocation between the Fund’s underlying funds and the benchmark.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer**, Nationwide Fund Advisors

**	As of April 30, 2014.

32

Fund Commentary (con’t.)	Nationwide Investor Destinations Moderate Fund

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. If Nationwide becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Investor Destinations Moderate Fund

(April 30, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	20%	1.65%
Nationwide International Index Fund Institutional Class	17%	0.81%
Nationwide Portfolio Completion Fund Institutional Class	14%	0.38%
Nationwide Mid Cap Market Index Fund Institutional Class	10%	0.58%
Nationwide Bond Index Fund Institutional Class	10%	0.18%
Nationwide Contract	8%	0.14%
Nationwide Small Cap Index Fund Institutional Class	6%	0.18%
Nationwide Core Plus Bond Fund Institutional Class	5%	0.10%
Nationwide Enhanced Income Fund Institutional Class	5%	0.02%
Nationwide Inflation-Protected Securities Fund Institutional Class	3%	0.02%
Nationwide Ziegler Equity Income Fund Institutional Class	2%	0.14%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Investor Destinations Moderate Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

33

Fund Overview	Nationwide Investor Destinations Moderate Fund

Objective

The Fund seeks to maximize total investment return for a moderate level of risk.

Highlights

•	All of the Nationwide Investor Destinations Moderate Fund’s underlying funds posted positive returns during the reporting period

•	The return from the Fund’s investment in the underlying Nationwide S&P 500 Index Fund made this holding the largest contributor to the Fund’s return during the reporting period

Asset Allocation†

Equity Funds	55.1%
Fixed Income Funds	22.6%
Alternative Assets	14.3%
Fixed Contract	8.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	20.3%
Nationwide International Index Fund, Institutional Class	17.2%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund), Institutional Class	14.3%
Nationwide Bond Index Fund, Institutional Class	10.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	9.9%
Nationwide Fixed Contract	8.0%
Nationwide Small Cap Index Fund, Institutional Class	5.7%
Nationwide Core Plus Bond Fund, Institutional Class	5.0%
Nationwide Enhanced Income Fund, Institutional Class	4.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	3.0%
Other Holdings	2.5%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2014.

34

Fund Performance	Nationwide Investor Destinations Moderate Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	10 Yr.	Inception
Class A	w/o SC1	4.02%	9.95%	11.69%	6.09%	–
	w/SC2	(2.00)%	3.64%	10.37%	5.47%	–
Class C	w/o SC1	3.65%	9.06%	10.90%	5.34%	–
	w/SC3	2.66%	8.06%	10.90%	5.34%	–
Class R4,5		3.81%	9.46%	11.27%	5.76%	–
Institutional Service Class[4]		–	–	–	–	1.17%	[6]*
Institutional Class[4,7]		4.17%	10.20%	12.00%	6.38%	–
Service Class[4]		3.97%	9.76%	11.55%	5.96%	–
Russell 3000® Index		7.83%	20.78%	19.54%	8.10%	–
S&P 500® Index		8.36%	20.44%	19.14%	7.67%	–
CPI		1.51%	1.95%	2.14%	2.35%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Since inception date of March 3, 2014.

[7]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable SCs but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares. Effective February 21, 2014, Class B shares were converted into Class A shares.

Expense Ratios

Expense Ratio*
Class A	0.88%
Class C	1.56%
Class R	1.15%
Institutional Service Class	0.63%
Institutional Class	0.50%
Service Class	0.90%

*	Current effective prospectus dated March 26, 2014. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

35

Fund Performance (con’t.)	Nationwide Investor Destinations Moderate Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Investor Destinations Moderate Fund versus the Russell 3000® Index (current benchmark), the S&P 500® Index (former benchmark), the Barclays U.S. Aggregate Bond Index, the MSCI EAFE® Index, the Barclays U.S. 1-3 Year Government/Credit Bond Index, the Citigroup 3-Month Treasury Bill (T-Bill) Index, the Current Composite Index*, the Former Composite Index** and the Consumer Price Index (CPI) over the 10-year period ended 4/30/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

* The Current Composite Index comprises 45% Russell 3000® Index, 25% Barclays U.S. Aggregate Bond Index, 15% MSCI EAFE® Index and 15% Barclays U.S. 1-3 Year Gov’t/Credit Bond Index.

** The Former Composite Index comprises 25% Barclays U.S. Aggregate Bond Index, 15% Citigroup 3-Month T-Bill Index and 60% S&P 500® Index.

36

Shareholder Expense Example	Nationwide Investor Destinations Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Moderate Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14[a]	Expense Ratio During Period (%) 11/01/13 - 04/30/14[a]
Class A Shares	Actual	[b]	1,000.00	1,040.20	2.53	0.50
	Hypothetical[b,c]		1,000.00	1,022.32	2.51	0.50
Class C Shares	Actual	[b]	1,000.00	1,036.50	6.16	1.22
	Hypothetical[b,c]		1,000.00	1,018.74	6.11	1.22
Class R Shares[d]	Actual	[b]	1,000.00	1,038.10	4.24	0.84
	Hypothetical[b,c]		1,000.00	1,020.63	4.21	0.84
Institutional Service Class Shares	Actual	[e]	1,000.00	1,011.70	0.50	0.31
	Hypothetical[b,c]		1,000.00	1,023.26	1.56	0.31
Institutional Class Shares	Actual	[b]	1,000.00	1,041.70	0.96	0.19
	Hypothetical[b,c]		1,000.00	1,023.85	0.95	0.19
Service Class Shares	Actual	[b]	1,000.00	1,039.70	2.98	0.59
	Hypothetical[b,c]		1,000.00	1,021.87	2.96	0.59

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

d	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

e	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from March 4, 2014 through April 30, 2014 to reflect the period from commencement of operations.

37

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Investor Destinations Moderate Fund

Mutual Funds 92.0%

	Shares	Market Value

Alternative Assets 14.3%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund), Institutional Class (a)	25,838,017	$257,605,032

Total Alternative Assets (cost $250,993,422)		257,605,032

Equity Funds 55.1%
Nationwide International Index Fund, Institutional Class (a)	35,692,761	310,527,023
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	9,422,259	178,080,687
Nationwide S&P 500 Index Fund, Institutional Class (a)	25,345,509	366,496,061
Nationwide Small Cap Index Fund, Institutional Class (a)	6,756,936	102,637,861
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	2,810,443	37,041,643

Total Equity Funds (cost $695,792,351)		994,783,275

Fixed Income Funds 22.6%
Nationwide Bond Index Fund, Institutional Class (a)	16,246,994	181,641,391
Nationwide Core Plus Bond Fund, Institutional Class (a)	8,835,960	90,656,945
Nationwide Enhanced Income Fund, Institutional Class (a)	8,114,258	72,135,751
Nationwide HighMark Short Term Bond Fund, Institutional Class (a)	999,184	10,031,808
Nationwide Inflation-Protected Securities Fund, Institutional Class *(a)	5,730,679	54,498,761

Total Fixed Income Funds (cost $418,981,496)		408,964,656

Total Mutual Funds (cost $1,365,767,269)		1,661,352,963

Fixed Contract 8.0%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.50% (a)(b)(c)	$144,798,044	$144,798,044

Total Fixed Contract (cost $144,798,044)		144,798,044

Total Investments (cost $1,510,565,313) (d) — 100.0%		1,806,151,007

Liabilities in excess of other assets — 0.0%†		(865,075)

NET ASSETS — 100.0%		$1,805,285,932

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and, as the affiliated counterparty is required by contract to redeem daily upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	Fair valued security.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

38

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Investor Destinations Moderate Fund
Assets:
Investments in affiliates, at value (cost $1,510,565,313)	$1,806,151,007
Cash	10,566
Receivable for investments sold	2,883,128
Receivable for capital shares issued	971,962
Prepaid expenses	71,762

Total Assets	1,810,088,425

Liabilities:
Payable for capital shares redeemed	3,867,061
Accrued expenses and other payables:
Investment advisory fees	192,258
Fund administration fees	40,991
Distribution fees	433,413
Administrative servicing fees	198,201
Accounting and transfer agent fees	21,603
Trustee fees	1,837
Custodian fees	11,480
Compliance program costs (Note 3)	957
Professional fees	14,968
Printing fees	19,454
Other	270

Total Liabilities	4,802,493

Net Assets	$1,805,285,932

Represented by:
Capital	$1,504,606,761
Accumulated distributions in excess of net investment income	(1,396,654)
Accumulated net realized gains from affiliated investments	6,490,131
Net unrealized appreciation/(depreciation) from investments in affiliates	295,585,694

Net Assets	$1,805,285,932

Net Assets:
Class A Shares	$144,463,445
Class C Shares	140,482,630
Class R Shares	201,299,852
Institutional Service Class Shares	107,895
Institutional Class Shares	316,448,553
Service Class Shares	1,002,483,557

Total	$1,805,285,932

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	12,915,514
Class C Shares	12,761,474
Class R Shares	18,375,637
Institutional Service Class Shares	9,687
Institutional Class Shares	28,385,107
Service Class Shares	89,970,050

Total	162,417,469

39

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide Investor Destinations Moderate Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.19
Class C Shares (b)	$11.01
Class R Shares	$10.95
Institutional Service Class Shares	$11.14
Institutional Class Shares	$11.15
Service Class Shares	$11.14
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.87

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

40

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Investor Destinations Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliates	$18,913,146
Interest income from affiliates	2,416,478

Total Income	21,329,624

EXPENSES:
Investment advisory fees	1,143,882
Fund administration fees	237,467
Distribution fees Class A	173,832
Distribution fees Class B (a)	5,859
Distribution fees Class C	686,444
Distribution fees Class R (b)	505,269
Distribution fees Service Class	1,230,264
Administrative servicing fees Class A	42,575
Administrative servicing fees Class C	18,406
Administrative servicing fees Class R (b)	151,582
Administrative servicing fees Institutional Service Class (c)	11
Administrative servicing fees Service Class	738,162
Registration and filing fees	36,303
Professional fees	39,634
Printing fees	12,846
Trustee fees	28,653
Custodian fees	32,639
Accounting and transfer agent fees	102,197
Compliance program costs (Note 3)	2,775
Other	23,064

Total expenses before earnings credit	5,211,864

Earnings credit (Note 5)	(13)

Net Expenses	5,211,851

NET INVESTMENT INCOME	16,117,773

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	42,721,452
Net realized gains from investment transactions with affiliates	14,357,525

Net realized gains from affiliated investments	57,078,977

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(4,353,803)

Net realized/unrealized gains from affiliated investments	52,725,174

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$68,842,947

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through April 30, 2014.

The accompanying notes are an integral part of these financial statements.

41

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderate Fund
	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31, 2013
Operations:
Net investment income	$16,117,773		$24,757,661
Net realized gains from affiliated investments	57,078,977		55,343,871
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(4,353,803)		159,032,853

Change in net assets resulting from operations	68,842,947		239,134,385

Distributions to Shareholders From:
Net investment income:
Class A	(1,542,245)		(2,105,107)
Class B (a)	(13,538)		(39,206)
Class C	(1,118,238)		(1,305,304)
Class R (b)	(1,943,315)		(2,703,277)
Institutional Service Class	(102	)(c)	–
Institutional Class	(3,678,415)		(4,818,247)
Service Class	(10,465,841)		(15,315,096)
Net realized gains:
Class A	(4,253,649)		(544,335)
Class B (a)	(59,199)		(21,215)
Class C	(4,344,180)		(570,539)
Class R (b)	(6,497,933)		(874,892)
Institutional Service Class	–	(c)	–
Institutional Class	(9,048,933)		(1,020,096)
Service Class	(30,895,590)		(4,259,363)

Change in net assets from shareholder distributions	(73,861,178)		(33,576,677)

Change in net assets from capital transactions	51,340,302		(24,468,070)

Change in net assets	46,322,071		181,089,638

Net Assets:
Beginning of period	1,758,963,861		1,577,874,223

End of period	$1,805,285,932		$1,758,963,861

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(1,396,654)		$1,247,267

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$24,050,611		$42,432,527
Dividends reinvested	3,867,333		1,615,503
Cost of shares redeemed	(17,291,145)		(39,848,430)

Total Class A Shares	10,626,799		4,199,600

Class B Shares (a)
Proceeds from shares issued	33,347		84,241
Dividends reinvested	66,277		43,343
Cost of shares redeemed	(2,150,387)		(3,692,609)

Total Class B Shares	(2,050,763)		(3,565,025)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through April 30, 2014.

42

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderate Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$12,794,848	$24,614,959
Dividends reinvested	2,551,772	809,225
Cost of shares redeemed	(12,024,788)	(28,142,283)

Total Class C Shares	3,321,832	(2,718,099)

Class R Shares (b)
Proceeds from shares issued	9,208,220	26,722,973
Dividends reinvested	8,102,892	3,465,223
Cost of shares redeemed	(23,112,328)	(33,324,366)

Total Class R Shares	(5,801,216)	(3,136,170)

Institutional Service Class Shares
Proceeds from shares issued	107,463 (c)	–
Dividends reinvested	102 (c)	–
Cost of shares redeemed	– (c)	–

Total Institutional Service Class Shares	107,565 (c)	–

Institutional Class Shares
Proceeds from shares issued	36,264,679	170,761,954
Dividends reinvested	12,726,413	5,838,343
Cost of shares redeemed	(16,765,964)	(142,402,818)

Total Institutional Class Shares	32,225,128	34,197,479

Service Class Shares
Proceeds from shares issued	39,420,640	90,884,102
Dividends reinvested	41,360,785	19,574,429
Cost of shares redeemed	(67,870,468)	(163,904,386)

Total Service Class Shares	12,910,957	(53,445,855)

Change in net assets from capital transactions	$51,340,302	$(24,468,070)

SHARE TRANSACTIONS:
Class A Shares
Issued	2,174,379	4,038,405
Reinvested	355,092	158,178
Redeemed	(1,556,552)	(3,760,039)

Total Class A Shares	972,919	436,544

Class B Shares (a)
Issued	3,049	8,173
Reinvested	6,125	4,347
Redeemed	(195,934)	(355,894)

Total Class B Shares	(186,760)	(343,374)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through April 30, 2014.

43

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderate Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	1,176,709	2,372,525
Reinvested	237,948	81,304
Redeemed	(1,100,403)	(2,708,625)

Total Class C Shares	314,254	(254,796)

Class R Shares (b)
Issued	846,905	2,591,531
Reinvested	759,672	347,787
Redeemed	(2,124,975)	(3,215,310)

Total Class R Shares	(518,398)	(275,992)

Institutional Service Class Shares
Issued	9,678 (c)	–
Reinvested	9 (c)	–
Redeemed	– (c)	–

Total Institutional Service Class Shares	9,687 (c)	–

Institutional Class Shares
Issued	3,291,955	16,149,599
Reinvested	1,172,509	571,848
Redeemed	(1,525,355)	(13,469,400)

Total Institutional Class Shares	2,939,109	3,252,047

Service Class Shares
Issued	3,568,124	8,652,746
Reinvested	3,812,289	1,928,700
Redeemed	(6,143,628)	(15,560,542)

Total Service Class Shares	1,236,785	(4,979,096)

Total change in shares	4,767,596	(2,164,667)

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through April 30, 2014.

The accompanying notes are an integral part of these financial statements.

44

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderate Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$11.23	0.10	0.34	0.44	(0.13)	(0.35)	(0.48)	$11.19	4.02%	$144,463,445	0.50%	1.90%	0.50%	9.85%
Year Ended October 31, 2013 (e)	$9.93	0.17	1.36	1.53	(0.18)	(0.05)	(0.23)	$11.23	15.56%	$134,092,908	0.50%	1.58%	0.50%	32.04%
Year Ended October 31, 2012 (e)	$9.43	0.16	0.61	0.77	(0.22)	(0.05)	(0.27)	$9.93	8.38%	$114,304,018	0.49%	1.66%	0.49%	16.02%
Year Ended October 31, 2011 (e)	$9.23	0.17	0.20	0.37	(0.17)	–	(0.17)	$9.43	4.06%	$107,508,362	0.48%	1.82%	0.48%	14.28%
Year Ended October 31, 2010 (e)	$8.37	0.17	0.82	0.99	(0.10)	(0.03)	(0.13)	$9.23	11.86%	$96,798,604	0.47%	1.89%	0.47%	9.42%
Year Ended October 31, 2009 (e)	$8.29	0.18	0.80	0.98	(0.19)	(0.71)	(0.90)	$8.37	13.54%	$73,380,653	0.50%	2.38%	0.50%	20.17%

Class C Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$11.06	0.07	0.32	0.39	(0.09)	(0.35)	(0.44)	$11.01	3.65%	$140,482,630	1.22%	1.21%	1.22%	9.85%
Year Ended October 31, 2013 (e)	$9.79	0.09	1.33	1.42	(0.10)	(0.05)	(0.15)	$11.06	14.68%	$137,680,905	1.19%	0.89%	1.19%	32.04%
Year Ended October 31, 2012 (e)	$9.25	0.09	0.60	0.69	(0.10)	(0.05)	(0.15)	$9.79	7.58%	$124,362,072	1.20%	0.97%	1.20%	16.02%
Year Ended October 31, 2011 (e)	$9.05	0.11	0.20	0.31	(0.11)	–	(0.11)	$9.25	3.37%	$129,312,497	1.21%	1.13%	1.21%	14.28%
Year Ended October 31, 2010 (e)	$8.28	0.10	0.81	0.91	(0.11)	(0.03)	(0.14)	$9.05	11.09%	$142,313,710	1.20%	1.21%	1.20%	9.42%
Year Ended October 31, 2009 (e)	$8.21	0.13	0.78	0.91	(0.13)	(0.71)	(0.84)	$8.28	12.72%	$139,055,974	1.21%	1.68%	1.21%	20.17%

Class R Shares (f)(g)
Six Months Ended April 30, 2014 (e) (Unaudited)	$11.00	0.09	0.32	0.41	(0.11)	(0.35)	(0.46)	$10.95	3.81%	$201,299,852	0.84%	1.60%	0.84%	9.85%
Year Ended October 31, 2013 (e)	$9.74	0.13	1.32	1.45	(0.14)	(0.05)	(0.19)	$11.00	15.06%	$207,910,628	0.84%	1.24%	0.84%	32.04%
Year Ended October 31, 2012 (e)	$9.20	0.12	0.60	0.72	(0.13)	(0.05)	(0.18)	$9.74	7.96%	$186,740,830	0.85%	1.31%	0.85%	16.02%
Year Ended October 31, 2011 (e)	$9.01	0.14	0.19	0.33	(0.14)	–	(0.14)	$9.20	3.67%	$174,027,334	0.85%	1.46%	0.85%	14.28%
Year Ended October 31, 2010 (e)	$8.24	0.13	0.81	0.94	(0.14)	(0.03)	(0.17)	$9.01	11.56%	$158,746,294	0.83%	1.54%	0.83%	9.42%
Year Ended October 31, 2009 (e)	$8.21	0.15	0.78	0.93	(0.19)	(0.71)	(0.90)	$8.24	13.11%	$123,534,769	0.87%	1.94%	0.87%	20.17%

Institutional Service Class Shares
Period Ended April 30, 2014 (e)(h) (Unaudited)	$11.03	0.02	0.11	0.13	(0.02)	–	(0.02)	$11.14	1.17%	$107,895	0.31%	1.28%	0.31%	9.85%

Institutional Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$11.19	0.12	0.33	0.45	(0.14)	(0.35)	(0.49)	$11.15	4.17%	$316,448,553	0.19%	2.21%	0.19%	9.85%
Year Ended October 31, 2013 (e)	$9.90	0.20	1.35	1.55	(0.21)	(0.05)	(0.26)	$11.19	15.86%	$284,753,727	0.20%	1.86%	0.20%	32.04%
Year Ended October 31, 2012 (e)	$9.35	0.19	0.60	0.79	(0.19)	(0.05)	(0.24)	$9.90	8.64%	$219,767,806	0.20%	1.95%	0.20%	16.02%
Year Ended October 31, 2011 (e)	$9.15	0.19	0.21	0.40	(0.20)	–	(0.20)	$9.35	4.38%	$176,900,980	0.21%	2.06%	0.21%	14.28%
Year Ended October 31, 2010 (e)	$8.37	0.19	0.82	1.01	(0.20)	(0.03)	(0.23)	$9.15	12.19%	$131,966,219	0.20%	2.18%	0.20%	9.42%
Year Ended October 31, 2009 (e)	$8.29	0.20	0.80	1.00	(0.21)	(0.71)	(0.92)	$8.37	13.87%	$90,723,665	0.21%	2.61%	0.21%	20.17%

Service Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$11.18	0.10	0.33	0.43	(0.12)	(0.35)	(0.47)	$11.14	3.97%	$1,002,483,557	0.59%	1.84%	0.59%	9.85%
Year Ended October 31, 2013 (e)	$9.90	0.16	1.34	1.50	(0.17)	(0.05)	(0.22)	$11.18	15.30%	$992,441,693	0.60%	1.50%	0.60%	32.04%
Year Ended October 31, 2012 (e)	$9.34	0.15	0.61	0.76	(0.15)	(0.05)	(0.20)	$9.90	8.30%	$927,470,622	0.60%	1.56%	0.60%	16.02%
Year Ended October 31, 2011 (e)	$9.14	0.16	0.20	0.36	(0.16)	—	(0.16)	$9.34	3.96%	$897,059,520	0.61%	1.71%	0.61%	14.28%
Year Ended October 31, 2010 (e)	$8.36	0.16	0.81	0.97	(0.16)	(0.03)	(0.19)	$9.14	11.76%	$891,324,745	0.59%	1.81%	0.59%	9.42%
Year Ended October 31, 2009 (e)	$8.28	0.17	0.80	0.97	(0.18)	(0.71)	(0.89)	$8.36	13.40%	$813,670,095	0.63%	2.24%	0.63%	20.17%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	For the period from March 4, 2014 (commencement of operations) through April 30, 2014. Total return was calculated based on inception date of March 3, 2014 through April 30, 2014.

The accompanying notes are an integral part of these financial statements.

45

Fund Commentary	Nationwide Investor Destinations Moderately Conservative Fund

For the semiannual period ended April 30, 2014, the Nationwide Investor Destinations Moderately Conservative Fund (Service Class) returned 2.96% versus 3.55% for its composite benchmark*, 30% Russell 3000® Index, 10% MSCI EAFE® Index, 35% Barclays U.S. Aggregate Bond Index and 25% Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 536 funds as of April 30, 2014) was 4.20% for the same time period.

*	The Fund changed its composite benchmark on September 30, 2013. The Fund’s former composite benchmark, comprising 40% S&P 500® Index, 35% Barclays U.S. Aggregate Bond Index and 25% Citigroup 3-Month US Treasury Bill Index, returned 4.01% for the semiannual period ended April 30, 2014.

The Fund’s return for the six-month period covered in this report was driven primarily by strong positive returns from the Fund’s equity investments in the U.S. and in foreign developed market countries. Though only representing about 40% of the Fund’s allocations during the reporting period, the Fund’s exposure to equity markets in the U.S. and in foreign developed market countries contributed significantly to the Fund’ positive performance during the reporting period. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains generally exceeding those of stocks in international markets. Specifically, during the reporting period the S&P 500® Index (representing large-cap U.S. stocks) rose 8.36%, the S&P MidCap 400® Index (mid-cap U.S. stocks) increased 5.9%, and the Russell 2000® Index (small-cap U.S. stocks) gained 3.1%. During the reporting period, the U.S. Federal Reserve (Fed) began to reduce its monthly purchases of assets (known as quantitative easing, or QE) as a result of improving U.S. economic signals.

The equity markets within foreign developed market countries (as distinguished from emerging market countries) generally posted positive returns during the reporting period as well. The MSCI EAFE Index (representing international developed market equities) posted a gain of 4.4% during the reporting period. Concerns about the Fed’s tapering (reduction of QE) and heightened risk in emerging markets posed slight headwinds to the performance of the international markets during the reporting period.

The Fund’s return also was supported by positive returns from the Fund’s investments in intermediate-term, investment-grade U.S. fixed-income bonds. The Barclays U.S. Aggregate Bond Index (representing a broad spectrum of such bonds) posted a return of 1.74% during the reporting period, aided by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.03% at the end of calendar 2013 to 2.65% at the end of April 2014. During the four-month period from January 1, 2014, through April 30, 2014, the interest rate on the 10-year Treasury dropped as low as 2.58% at the beginning of February following the Fed’s announcement that it would reduce asset purchases (QE). The drop in rates during the latter part of the four-month period, combined with a flattening of the overall yield curve, resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade U.S. fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low during the six-month reporting period.

The return from the Fund’s investment in the underlying Nationwide S&P 500 Index Fund, combined with this underlying fund’s sizable allocation within the Fund, made this holding the largest contributor to the Fund’s return during the reporting period, as shown in the tables below.

All of the Fund’s underlying funds posted absolute positive returns during the reporting period. The Fund’s investment in the underlying Nationwide Enhanced Income Fund, however, which was relatively small, posted a 0.39% return and thus contributed the least to the Fund’s overall positive return during the reporting period. Relative underperformance versus the benchmark resulted from differences in asset allocation between the Fund’s underlying funds and the benchmark.

46

Fund Commentary (con’t.)	Nationwide Investor Destinations Moderately Conservative Fund

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin Richer**, Nationwide Fund Advisors

**	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. If Nationwide becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Investor Destinations Moderately Conservative Fund

(April 30, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide Bond Index Fund Institutional Class	20%	0.35%
Nationwide Contract	15%	0.26%
Nationwide S&P 500 Index Fund Institutional Class	13%	1.07%
Nationwide International Index Fund Institutional Class	10%	0.47%
Nationwide Portfolio Completion Fund Institutional Class	10%	0.27%
Nationwide Enhanced Income Fund Institutional Class	10%	0.04%
Nationwide Mid Cap Market Index Fund Institutional Class	7%	0.40%
Nationwide Inflation-Protected Securities Fund Institutional Class	5%	0.04%
Nationwide Core Plus Bond Fund Institutional Class	4%	0.08%
Nationwide Ziegler Equity Income Fund Institutional Class	3%	0.22%
Nationwide Small Cap Index Fund Institutional Class	3%	0.09%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Investor Destinations Moderately Conservative Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

47

Fund Overview	Nationwide Investor Destinations Moderately Conservative Fund

Objective

The Fund seeks to maximize total investment return for a moderately conservative level of risk.

Highlights

•	All of the Nationwide Investor Destinations Moderately Conservative Fund’s underlying funds posted positive returns during the reporting period

•	The return from the Fund’s investment in the underlying Nationwide S&P 500 Index Fund made this holding the largest contributor to the Fund’s return during the reporting period

Asset Allocation†

Fixed Income Funds	39.1%
Equity Funds	35.9%
Fixed Contract	14.9%
Alternative Assets	10.1%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide Bond Index Fund, Institutional Class	20.0%
Nationwide Fixed Contract	14.9%
Nationwide S&P 500 Index Fund, Institutional Class	13.1%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund), Institutional Class	10.1%
Nationwide International Index Fund, Institutional Class	10.0%
Nationwide Enhanced Income Fund, Institutional Class	8.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	6.9%
Nationwide Inflation-Protected Securities Fund, Institutional Class	5.0%
Nationwide Core Plus Bond Fund, Institutional Class	4.0%
Nationwide Ziegler Equity Income Fund, Institutional Class	3.1%
Other Holdings	4.0%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2014.

48

Fund Performance	Nationwide Investor Destinations Moderately Conservative Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	10 Yr.	Inception
Class A	w/o SC1	3.11%	6.41%	8.83%	5.30%	–
	w/SC2	(2.84)%	0.29%	7.55%	4.67%	–
Class C	w/o SC1	2.68%	5.62%	8.06%	4.56%	–
	w/SC3	1.74%	4.65%	8.06%	4.56%	–
Class R4,5		2.84%	5.94%	8.45%	5.00%	–
Institutional Service Class[4]		–	–	–	–	1.03%	[6]*
Institutional Class[4,7]		3.25%	6.69%	9.16%	5.60%	–
Service Class[4]		2.96%	6.29%	8.71%	5.18%	–
Barclays U.S. Aggregate Bond Index		1.74%	(0.26)%	4.88%	4.83%	–
CPI		1.51%	1.95%	2.14%	2.35%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Since inception date of March 3, 2014.

[7]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable SCs but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares. Effective February 21, 2014, Class B shares were converted into Class A shares.

Expense Ratios

Expense Ratio*
Class A	0.88%
Class C	1.55%
Class R	1.15%
Institutional Service Class	0.63%
Institutional Class	0.50%
Service Class	0.90%

*	Current effective prospectus dated March 26, 2014. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

49

Fund Performance (con’t.)	Nationwide Investor Destinations Moderately Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Investor Destinations Moderately Conservative Fund versus the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, the MSCI EAFE® Index, the Barclays U.S. 1-3 Year Government/Credit Bond Index, the Citigroup 3-Month Treasury Bill (T-Bill) Index, the S&P 500® Index, the Current Composite Index*, the Former Composite Index** and the Consumer Price Index (CPI) over the 10-year period ended 4/30/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

* The Current Composite Index comprises 30% Russell 3000® Index, 35% Barclays U.S. Aggregate Bond Index, 10% MSCI EAFE® Index and 25% Barclays U.S. 1-3 Year Gov’t/Credit Bond Index.

** The Former Composite Index comprises 35% Barclays U.S. Aggregate Bond Index, 25% Citigroup 3-Month T-Bill Index and 40% S&P 500® Index.

50

Shareholder Expense Example	Nationwide Investor Destinations Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from (November 1, 2013) through (April 30, 2014). Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from (November 1, 2013) through (April 30, 2014). You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Moderately Conservative Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14[a]	Expense Ratio During Period (%) 11/01/13 - 04/30/14[a]
Class A Shares	Actual	[b]	1,000.00	1,031.10	2.82	0.56
	Hypothetical	[b,c]	1,000.00	1,022.02	2.81	0.56
Class C Shares	Actual	[b]	1,000.00	1,026.80	6.18	1.23
	Hypothetical	[b,c]	1,000.00	1,018.70	6.16	1.23
Class R Shares[d]	Actual	[b]	1,000.00	1,028.40	4.33	0.86
	Hypothetical	[b,c]	1,000.00	1,020.53	4.31	0.86
Institutional Service Class Shares	Actual	[e]	1,000.00	1,010.30	0.53	0.33
	Hypothetical	[b,c]	1,000.00	1,023.16	1.66	0.33
Institutional Class Shares	Actual	[b]	1,000.00	1,032.50	1.06	0.21
	Hypothetical	[b,c]	1,000.00	1,023.75	1.05	0.21
Service Class Shares	Actual	[b]	1,000.00	1,029.60	3.07	0.61
	Hypothetical	[b,c]	1,000.00	1,021.77	3.06	0.61
a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

d	Effective March 3, 2014, Classe R2 Shares were renamed Class R Shares.

e	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from March 4, 2014 through April 30, 2014 to reflect the period from commencement of operations.

51

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Investor Destinations Moderately Conservative Fund

Mutual Funds 85.1%

	Shares	Market Value

Alternative Assets 10.1%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund), Institutional Class (a)	5,959,239	$59,413,609

Total Alternative Assets (cost $57,795,718)		59,413,609

Equity Funds 35.9%
Nationwide International Index Fund, Institutional Class (a)	6,779,394	58,980,725
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	2,129,672	40,250,798
Nationwide S&P 500 Index Fund, Institutional Class (a)	5,319,539	76,920,535
Nationwide Small Cap Index Fund, Institutional Class (a)	1,090,886	16,570,562
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	1,361,212	17,940,772

Total Equity Funds (cost $163,546,447)		210,663,392

Fixed Income Funds 39.1%
Nationwide Bond Index Fund, Institutional Class (a)	10,486,441	117,238,409
Nationwide Core Plus Bond Fund, Institutional Class (a)	2,283,635	23,430,098
Nationwide Enhanced Income Fund, Institutional Class (a)	5,893,928	52,397,021
Nationwide HighMark Short Term Bond Fund, Institutional Class (a)	690,079	6,928,390
Nationwide Inflation-Protected Securities Fund, Institutional Class *(a)	3,084,001	29,328,849

Total Fixed Income Funds (cost $235,221,596)		229,322,767

Total Mutual Funds (cost $456,563,761)		499,399,768

Fixed Contract 14.9%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.50% (a)(b)(c)	$87,664,467	$87,664,467

Total Fixed Contract (cost $87,664,467)		87,664,467

Total Investments (cost $544,228,228) (d) — 100.0%		587,064,235

Liabilities in excess of other assets — 0.0%†		(133,643)

NET ASSETS — 100.0%		$586,930,592

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and, as the affiliated counterparty is required by contract to redeem daily upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	Fair valued security.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

52

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Investor Destinations Moderately Conservative Fund
Assets:
Investments in affiliates, at value (cost $544,228,228)	$587,064,235
Cash	10,083
Receivable for investments sold	2,264,083
Receivable for capital shares issued	280,073
Prepaid expenses	60,934

Total Assets	589,679,408

Liabilities:
Payable for capital shares redeemed	2,421,093
Accrued expenses and other payables:
Investment advisory fees	62,410
Fund administration fees	15,955
Distribution fees	147,998
Administrative servicing fees	78,248
Accounting and transfer agent fees	3,487
Trustee fees	345
Custodian fees	3,916
Compliance program costs (Note 3)	308
Professional fees	1,678
Printing fees	7,952
Other	5,426

Total Liabilities	2,748,816

Net Assets	$586,930,592

Represented by:
Capital	$543,795,597
Accumulated undistributed net investment income	64,836
Accumulated net realized gains from affiliated investments	234,152
Net unrealized appreciation/(depreciation) from investments in affiliates	42,836,007

Net Assets	$586,930,592

Net Assets:
Class A Shares	$53,683,587
Class C Shares	51,420,623
Class R Shares	85,508,471
Institutional Service Class Shares	119,601
Institutional Class Shares	101,867,478
Service Class Shares	294,330,832

Total	$586,930,592

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,085,694
Class C Shares	4,894,318
Class R Shares	8,089,723
Institutional Service Class Shares	11,265
Institutional Class Shares	9,559,823
Service Class Shares	27,737,891

Total	55,378,714

53

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide Investor Destinations Moderately Conservative Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.56
Class C Shares (b)	$10.51
Class R Shares	$10.57
Institutional Service Class Shares	$10.62
Institutional Class Shares	$10.66
Service Class Shares	$10.61
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.20

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

54

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Investor Destinations Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$5,332,171
Interest income from affiliates	1,481,763

Total Income	6,813,934

EXPENSES:
Investment advisory fees	372,721
Fund administration fees	96,672
Distribution fees Class A	64,205
Distribution fees Class B (a)	2,472
Distribution fees Class C	241,013
Distribution fees Class R (b)	213,405
Distribution fees Service Class	365,174
Administrative servicing fees Class A	25,363
Administrative servicing fees Class C	5,768
Administrative servicing fees Class R (b)	64,022
Administrative servicing fees Institutional Service Class (c)	21
Administrative servicing fees Service Class	219,106
Registration and filing fees	35,886
Professional fees	18,040
Printing fees	6,602
Trustee fees	9,374
Custodian fees	10,787
Accounting and transfer agent fees	35,118
Compliance program costs (Note 3)	914
Other	9,875

Total expenses before earnings credit	1,796,538

Earnings credit (Note 5)	(11)

Net Expenses	1,796,527

NET INVESTMENT INCOME	5,017,407

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	10,154,623
Net realized gains from investment transactions with affiliates	3,875,621

Net realized gains from affiliated investments	14,030,244

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(1,953,501)

Net realized/unrealized gains from affiliated investments	12,076,743

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$17,094,150

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through April 30, 2014.

The accompanying notes are an integral part of these financial statements.

55

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately Conservative Fund
	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31, 2013
Operations:
Net investment income	$5,017,407		$8,373,672
Net realized gains from affiliated investments	14,030,244		44,896,240
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(1,953,501)		(1,962,287)

Change in net assets resulting from operations	17,094,150		51,307,625

Distributions to Shareholders From:
Net investment income:
Class A	(527,780)		(790,719)
Class B (a)	(4,766)		(11,210)
Class C	(332,142)		(442,720)
Class R (b)	(742,589)		(1,172,443)
Institutional Service Class	(207	)(c)	–
Institutional Class	(1,116,222)		(1,593,164)
Service Class	(2,890,756)		(4,898,835)
Net realized gains:
Class A	(3,513,884)		(626,934)
Class B (a)	(54,900)		(18,026)
Class C	(3,262,285)		(594,060)
Class R (b)	(5,946,445)		(1,190,565)
Institutional Service Class	–	(c)	–
Institutional Class	(6,388,104)		(1,028,081)
Service Class	(20,230,961)		(4,228,483)

Change in net assets from shareholder distributions	(45,011,041)		(16,595,240)

Change in net assets from capital transactions	35,027,267		(2,485,220)

Change in net assets	7,110,376		32,227,165

Net Assets:
Beginning of period	579,820,216		547,593,051

End of period	$586,930,592		$579,820,216

Accumulated undistributed net investment income at end of period	$64,836		$661,891

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$12,273,339		$16,704,699
Dividends reinvested	2,803,658		1,013,536
Cost of shares redeemed	(7,737,224)		(16,171,370)

Total Class A Shares	7,339,773		1,546,865

Class B Shares (a)
Proceeds from shares issued	3,131		57,939
Dividends reinvested	58,311		25,751
Cost of shares redeemed	(910,616)		(739,852)

Total Class B Shares	(849,174)		(656,162)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through April 30, 2014.

56

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Conservative Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$8,459,548	$10,964,387
Dividends reinvested	2,019,101	502,323
Cost of shares redeemed	(3,643,545)	(8,616,439)

Total Class C Shares	6,835,104	2,850,271

Class R Shares (b)
Proceeds from shares issued	5,199,060	9,853,636
Dividends reinvested	6,466,322	2,282,342
Cost of shares redeemed	(10,182,429)	(15,025,660)

Total Class R Shares	1,482,953	(2,889,682)

Institutional Service Class Shares
Proceeds from shares issued	118,625 (c)	–
Dividends reinvested	207 (c)	–
Cost of shares redeemed	– (c)	–

Total Institutional Service Class Shares	118,832 (c)	–

Institutional Class Shares
Proceeds from shares issued	15,512,030	59,582,114
Dividends reinvested	7,502,348	2,620,089
Cost of shares redeemed	(10,025,983)	(44,476,814)

Total Institutional Class Shares	12,988,395	17,725,389

Service Class Shares
Proceeds from shares issued	15,036,824	39,820,384
Dividends reinvested	23,120,779	9,127,318
Cost of shares redeemed	(31,046,219)	(70,009,603)

Total Service Class Shares	7,111,384	(21,061,901)

Change in net assets from capital transactions	$35,027,267	$(2,485,220)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,156,247	1,554,739
Reinvested	271,542	97,016
Redeemed	(734,017)	(1,505,531)

Total Class A Shares	693,772	146,224

Class B Shares (a)
Issued	297	5,355
Reinvested	5,455	2,473
Redeemed	(86,400)	(69,551)

Total Class B Shares	(80,648)	(61,723)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through April 30, 2014.

57

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Conservative Fund
	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	805,344		1,028,773
Reinvested	196,373		48,420
Redeemed	(343,883)		(811,185)

Total Class C Shares	657,834		266,008

Class R Shares (b)
Issued	493,060		922,547
Reinvested	625,171		218,515
Redeemed	(963,361)		(1,404,329)

Total Class R Shares	154,870		(263,267)

Institutional Service Class Shares
Issued	11,245	(c)	–
Reinvested	20	(c)	–
Redeemed	–	(c)	–

Total Institutional Service Class Shares	11,265	(c)	–

Institutional Class Shares
Issued	1,457,878		5,491,565
Reinvested	720,239		248,037
Redeemed	(940,904)		(4,095,776)

Total Institutional Class Shares	1,237,213		1,643,826

Service Class Shares
Issued	1,416,738		3,699,770
Reinvested	2,228,633		870,046
Redeemed	(2,918,843)		(6,484,136)

Total Service Class Shares	726,528		(1,914,320)

Total change in shares	3,400,834		(183,252)

Amount designated as “–” is zero or has been rounded to zero.

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through April 30, 2014.

The accompanying notes are an integral part of these financial statements.

58

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Conservative Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$11.11	0.10	0.22	0.32	(0.11)	(0.76)	(0.87)	$10.56	3.11%	$53,683,587	0.56%	1.82%	0.56%	6.56%
Year Ended October 31, 2013 (e)	$10.46	0.17	0.81	0.98	(0.18)	(0.15)	(0.33)	$11.11	9.59%	$48,814,648	0.52%	1.58%	0.52%	36.85%
Year Ended October 31, 2012 (e)	$10.08	0.18	0.49	0.67	(0.19)	(0.10)	(0.29)	$10.46	6.81%	$44,422,496	0.51%	1.80%	0.51%	20.61%
Year Ended October 31, 2011 (e)	$9.86	0.20	0.22	0.42	(0.20)	–	(0.20)	$10.08	4.31%	$36,925,502	0.49%	1.99%	0.49%	17.89%
Year Ended October 31, 2010 (e)	$9.21	0.21	0.64	0.85	(0.20)	–	(0.20)	$9.86	9.38%	$33,209,551	0.50%	2.17%	0.50%	12.60%
Year Ended October 31, 2009 (e)	$8.64	0.21	0.82	1.03	(0.22)	(0.24)	(0.46)	$9.21	12.46%	$27,499,985	0.52%	2.47%	0.52%	22.80%

Class C Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$11.07	0.06	0.22	0.28	(0.08)	(0.76)	(0.84)	$10.51	2.68%	$51,420,623	1.23%	1.13%	1.23%	6.56%
Year Ended October 31, 2013 (e)	$10.42	0.10	0.81	0.91	(0.11)	(0.15)	(0.26)	$11.07	8.88%	$46,881,793	1.21%	0.90%	1.21%	36.85%
Year Ended October 31, 2012 (e)	$10.04	0.11	0.49	0.60	(0.12)	(0.10)	(0.22)	$10.42	6.09%	$41,368,353	1.22%	1.10%	1.22%	20.61%
Year Ended October 31, 2011 (e)	$9.82	0.13	0.22	0.35	(0.13)	–	(0.13)	$10.04	3.55%	$38,970,245	1.22%	1.27%	1.22%	17.89%
Year Ended October 31, 2010 (e)	$9.18	0.14	0.64	0.78	(0.14)	–	(0.14)	$9.82	8.65%	$40,700,682	1.21%	1.46%	1.21%	12.60%
Year Ended October 31, 2009 (e)	$8.61	0.15	0.82	0.97	(0.16)	(0.24)	(0.40)	$9.18	11.64%	$38,316,174	1.22%	1.79%	1.22%	22.80%

Class R Shares (f)(g)
Six Months Ended April 30, 2014 (e) (Unaudited)	$11.13	0.08	0.21	0.29	(0.09)	(0.76)	(0.85)	$10.57	2.84%	$85,508,471	0.86%	1.52%	0.86%	6.56%
Year Ended October 31, 2013 (e)	$10.47	0.13	0.83	0.96	(0.15)	(0.15)	(0.30)	$11.13	9.30%	$88,286,612	0.86%	1.25%	0.86%	36.85%
Year Ended October 31, 2012 (e)	$10.09	0.15	0.48	0.63	(0.15)	(0.10)	(0.25)	$10.47	6.43%	$85,855,793	0.86%	1.45%	0.86%	20.61%
Year Ended October 31, 2011 (e)	$9.87	0.16	0.23	0.39	(0.17)	–	(0.17)	$10.09	3.92%	$80,556,773	0.87%	1.61%	0.87%	17.89%
Year Ended October 31, 2010 (e)	$9.22	0.17	0.65	0.82	(0.17)	–	(0.17)	$9.87	9.00%	$72,987,185	0.85%	1.78%	0.85%	12.60%
Year Ended October 31, 2009 (e)	$8.65	0.18	0.82	1.00	(0.19)	(0.24)	(0.43)	$9.22	12.09%	$55,375,781	0.89%	2.06%	0.89%	22.80%

Institutional Service Class Shares
Period Ended April 30, 2014 (e)(h) (Unaudited)	$10.53	0.03	0.08	0.11	(0.02)	–	(0.02)	$10.62	1.03%	$119,601	0.33%	1.49%	0.33%	6.56%

Institutional Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$11.21	0.11	0.23	0.34	(0.13)	(0.76)	(0.89)	$10.66	3.25%	$101,867,478	0.21%	2.15%	0.21%	6.56%
Year Ended October 31, 2013 (e)	$10.55	0.20	0.82	1.02	(0.21)	(0.15)	(0.36)	$11.21	9.93%	$93,302,759	0.21%	1.88%	0.21%	36.85%
Year Ended October 31, 2012 (e)	$10.16	0.22	0.49	0.71	(0.22)	(0.10)	(0.32)	$10.55	7.17%	$70,457,429	0.22%	2.09%	0.22%	20.61%
Year Ended October 31, 2011 (e)	$9.94	0.23	0.22	0.45	(0.23)	–	(0.23)	$10.16	4.55%	$54,326,098	0.22%	2.21%	0.22%	17.89%
Year Ended October 31, 2010 (e)	$9.28	0.23	0.66	0.89	(0.23)	–	(0.23)	$9.94	9.74%	$38,719,904	0.21%	2.39%	0.21%	12.60%
Year Ended October 31, 2009 (e)	$8.70	0.24	0.83	1.07	(0.25)	(0.24)	(0.49)	$9.28	12.83%	$20,004,640	0.22%	2.73%	0.22%	22.80%

Service Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$11.17	0.09	0.22	0.31	(0.11)	(0.76)	(0.87)	$10.61	2.96%	$294,330,832	0.61%	1.78%	0.61%	6.56%
Year Ended October 31, 2013 (e)	$10.51	0.16	0.82	0.98	(0.17)	(0.15)	(0.32)	$11.17	9.53%	$301,635,705	0.61%	1.50%	0.61%	36.85%
Year Ended October 31, 2012 (e)	$10.12	0.17	0.50	0.67	(0.18)	(0.10)	(0.28)	$10.51	6.77%	$303,997,111	0.62%	1.70%	0.62%	20.61%
Year Ended October 31, 2011 (e)	$9.90	0.19	0.22	0.41	(0.19)	–	(0.19)	$10.12	4.15%	$290,405,875	0.62%	1.86%	0.62%	17.89%
Year Ended October 31, 2010 (e)	$9.25	0.20	0.64	0.84	(0.19)	–	(0.19)	$9.90	9.22%	$283,720,301	0.60%	2.05%	0.60%	12.60%
Year Ended October 31, 2009 (e)	$8.68	0.21	0.81	1.02	(0.21)	(0.24)	(0.45)	$9.25	12.32%	$263,198,654	0.64%	2.38%	0.64%	22.80%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	For the period from March 4, 2014 (commencement of operations) through April 30, 2014. Total return was calculated based on inception date of March 3, 2014 through April 30, 2014.

The accompanying notes are an integral part of these financial statements.

59

Fund Commentary	Nationwide Investor Destinations Conservative Fund

For the semiannual period ended April 30, 2014, the Nationwide Investor Destinations Conservative Fund (Service Class) returned 1.93% versus 2.26% for its composite benchmark*, 15% Russell 3000® Index, 5% MSCI EAFE® Index, 40% Barclays U.S. Aggregate Bond Index, 35% Barclays U.S. 1-3 Year Government/Credit Bond Index and 5% Citigroup 3-Month US Treasury Bill (T-Bill) Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 370 funds as of April 30, 2014) was 3.16% for the same time period.

*	The Fund changed its composite benchmark on September 30, 2013. The Fund’s former composite benchmark, comprising 20% S&P 500® Index, 35% Barclays U.S. Aggregate Bond Index and 45% Citigroup 3-Month US T-Bill Index, returned 2.23% for the semiannual period ended April 30, 2014.

The Fund’s return for the six-month period covered in this report was driven primarily by strong positive returns from the Fund’s investments in intermediate-term, investment-grade U.S. fixed-income bonds. The Barclays U.S. Aggregate Bond Index (representing a broad spectrum of such bonds) posted a return of 1.74% during the reporting period, aided by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.03% at the end of calendar 2013 to 2.65% at the end of April 2014. During the four-month period from January 1, 2014, through April 30, 2014, the interest rate on the 10-year Treasury dropped as low as 2.58% at the beginning of February following the U.S. Federal Reserve’s (Fed) announcement that it would reduce asset purchases (known as quantitative easing, or QE). The drop in rates during the latter part of the four-month period, combined with a flattening of the overall yield curve, resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade U.S. fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low during the six-month reporting period.

Though only representing about 20% of the Fund’s allocations during the reporting period,

the Fund’s exposure to equity markets in the U.S. and in foreign developed market countries also contributed significantly to the Fund’s positive performance for the period. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains generally exceeding those of stocks in international markets. Specifically, during the reporting period the S&P 500® Index (representing large-cap U.S. stocks) rose more than 8.4%, the S&P MidCap 400® Index (mid-cap U.S. stocks) increased 5.9%, and the Russell 2000® Index (small-cap U.S. stocks) gained 3.1%. During the reporting period, the Fed began to reduce its monthly purchases of assets (QE) as a result of improving U.S. economic signals.

The equity markets within foreign developed market countries (as distinguished from emerging market countries) generally posted positive returns during the reporting period as well. The MSCI EAFE Index (representing international developed market equities) posted a gain of 4.4% during the reporting period. Concerns about the Fed’s tapering (reduction of QE) and heightened risk in emerging markets posed slight headwinds to the performance of the international markets during the reporting period.

The return from the Fund’s investment in the underlying Nationwide Bond Index Fund, combined with this underlying fund’s sizable allocation within the Fund, made this holding the largest contributor to the Fund’s return during the reporting period, as shown in the tables below.

All of the Fund’s underlying funds posted absolute positive returns during the reporting period. The Fund’s investment in the underlying Nationwide Money Market Fund, however, which was relatively small, posted a 0.0% return and thus did not contribute to the Fund’s overall positive return during the reporting period. Relative underperformance versus the benchmark resulted from differences in asset allocation between the Fund’s underlying funds and the benchmark.

60

Fund Commentary (con’t.)	Nationwide Investor Destinations Conservative Fund

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer**, Nationwide Fund Advisors

**	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. If Nationwide becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Investor Destinations Conservative Fund

(April 30, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide Bond Index Fund Institutional Class	25%	0.44%
Nationwide Contract	22%	0.38%
Nationwide Enhanced Income Fund Institutional Class	14%	0.05%
Nationwide Portfolio Completion Fund Institutional Class	8%	0.22%
Nationwide Inflation-Protected Securities Fund Institutional Class	8%	0.06%
Nationwide S&P 500 Index Fund Institutional Class	5%	0.41%
Nationwide Ziegler Equity Income Fund Institutional Class	4%	0.29%
Nationwide International Index Fund Institutional Class	4%	0.19%
Nationwide Core Plus Bond Fund Institutional Class	4%	0.08%
Nationwide Mid Cap Market Index Fund Institutional Class	3%	0.17%
Nationwide Money Market Fund Institutional Class	2%	0.00%
Nationwide Small Cap Index Fund Institutional Class	1%	0.03%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Investor Destinations Conservative Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

61

Fund Overview	Nationwide Investor Destinations Conservative Fund

Objective

The Fund seeks to maximize total investment return for a conservative level of risk.

Highlights

•	All of the Nationwide Investor Destinations Conservative Fund’s underlying funds posted positive returns during the reporting period

•	The return from the Fund’s investment in the underlying Nationwide Bond Index Fund made this holding the largest contributor to the Fund’s return during the reporting period

Asset Allocation†

Fixed Income Funds	50.9%
Fixed Contract	21.9%
Equity Funds	17.1%
Alternative Assets	8.1%
Money Market Fund	2.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide Bond Index Fund, Institutional Class	25.0%
Nationwide Fixed Contract	21.9%
Nationwide Enhanced Income Fund, Institutional Class	11.9%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund), Institutional Class	8.1%
Nationwide Inflation-Protected Securities Fund, Institutional Class	8.0%
Nationwide S&P 500 Index Fund, Institutional Class	5.1%
Nationwide Ziegler Equity Income Fund, Institutional Class	4.1%
Nationwide International Index Fund, Institutional Class	4.0%
Nationwide Core Plus Bond Fund, Institutional Class	4.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	3.0%
Other Holdings	4.9%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2014.

62

Fund Performance	Nationwide Investor Destinations Conservative Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	10 Yr.	Inception
Class A	w/o SC1	2.08%	3.05%	5.64%	4.17%	–
	w/ SC2	(3.80)%	(2.91)%	4.40%	3.55%	–
Class C	w/o SC1	1.74%	2.35%	4.90%	3.44%	–
	w/SC3	0.78%	1.39%	4.90%	3.44%	–
Class R4,5		1.82%	2.69%	5.26%	3.88%	–
Institutional Service Class[4]		–	–	–	–	0.76%	[6]*
Institutional Class[4,7]		2.24%	3.36%	5.96%	4.47%	–
Service Class[4]		1.93%	2.84%	5.50%	4.05%	–
Barclays U.S. Aggregate Bond Index		1.74%	(0.26)%	4.88%	4.83%	–
CPI		1.51%	1.95%	2.14%	2.35%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Since inception date of March 3, 2014.

[7]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable SCs but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares. Effective February 21, 2014, Class B shares were converted into Class A shares.

Expense Ratios

Expense Ratio*
Class A	0.89%
Class C	1.55%
Class R	1.16%
Institutional Service Class	0.64%
Institutional Class	0.51%
Service Class	0.91%

*	Current effective prospectus dated March 26, 2014. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

63

Fund Performance (con’t.)	Nationwide Investor Destinations Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Investor Destinations Conservative Fund versus the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, the MSCI EAFE® Index, the Barclays U.S. 1-3 Year Government/Credit Bond Index, the Citigroup 3-Month Treasury Bill (T-Bill) Index, the S&P 500® Index, the Current Composite Index*, the Former Composite Index** and the Consumer Price Index (CPI) over the 10-year period ended 4/30/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

* The Current Composite Index comprises 15% Russell 3000® Index, 40% Barclays U.S. Aggregate Bond Index, 5% MSCI EAFE® Index, 35% Barclays U.S. 1-3 Year Gov’t/Credit Bond Index and 5% Citigroup 3-Month T-Bill Index.

** The Former Composite Index comprises 35% Barclays U.S. Aggregate Bond Index, 45% Citigroup 3-Month T-Bill Index and 20% S&P 500® Index.

64

Shareholder Expense Example	Nationwide Investor Destinations Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Conservative Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14[a]	Expense Ratio During Period (%) 11/01/13 -04/30/14[a]
Class A Shares	Actual	[b]	1,000.00	1,020.80	2.81	0.56
	Hypothetical	[b,c]	1,000.00	1,022.02	2.81	0.56
Class C Shares	Actual	[b]	1,000.00	1,017.40	6.25	1.25
	Hypothetical	[b,c]	1,000.00	1,018.60	6.26	1.25
Class R Shares[d]	Actual	[b]	1,000.00	1,018.20	4.40	0.88
	Hypothetical	[b,c]	1,000.00	1,020.43	4.41	0.88
Institutional Service Class Shares	Actual	[e]	1,000.00	1,007.60	0.57	0.36
	Hypothetical	[b,c]	1,000.00	1,023.01	1.81	0.36
Institutional Class Shares	Actual	[b]	1,000.00	1,022.40	1.15	0.23
	Hypothetical	[b,c]	1,000.00	1,023.65	1.15	0.23
Service Class Shares	Actual	[b]	1,000.00	1,020.30	3.16	0.63
	Hypothetical	[b,c]	1,000.00	1,021.67	3.16	0.63

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

d	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

e	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from March 4, 2014 through April 30, 2014 to reflect the period from commencement of operations.

65

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Investor Destinations Conservative Fund

Mutual Funds 78.1%

	Shares	Market Value

Alternative Assets 8.1%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocations Fund), Institutional Class (a)	3,554,478	$35,438,144

Total Alternative Assets (cost $34,474,747)		35,438,144

Equity Funds 17.1%
Nationwide International Index Fund, Institutional Class (a)	2,021,836	17,589,972
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	680,504	12,861,533
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,525,442	22,057,891
Nationwide Small Cap Index Fund, Institutional Class (a)	271,115	4,118,234
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	1,353,192	17,835,074

Total Equity Funds (cost $62,261,566)		74,462,704

Fixed Income Funds 50.9%
Nationwide Bond Index Fund, Institutional Class (a)	9,773,956	109,272,831
Nationwide Core Plus Bond Fund, Institutional Class (a)	1,701,642	17,458,842
Nationwide Enhanced Income Fund, Institutional Class (a)	5,859,381	52,089,894
Nationwide HighMark Short Term Bond Fund, Institutional Class (a)	860,542	8,639,841
Nationwide Inflation-Protected Securities Fund, Institutional Class *(a)	3,678,998	34,987,268

Total Fixed Income Funds (cost $228,626,005)		222,448,676

Money Market Fund 2.0%
Nationwide Money Market Fund, Institutional Class, 0.00% *(a)(b)	8,664,040	8,664,039

Total Money Market Fund (cost $8,664,040)		8,664,039

Total Mutual Funds (cost $334,026,358)		341,013,563

Fixed Contract 21.9%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.50% (a)(c)(d)	$95,862,789	$95,862,789

Total Fixed Contract (cost $95,862,789)		95,862,789

Total Investments (cost $429,889,147) (e) — 100.0%		436,876,352

Liabilities in excess of other assets — 0.0%†		(9,569)

NET ASSETS — 100.0%		$436,866,783

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2014.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and, as the affiliated counterparty is required by contract to redeem daily upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	Fair valued security.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

66

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Investor Destinations Conservative Fund
Assets:
Investments in affiliates, at value (cost $429,889,147)	$436,876,352
Cash	9,591
Receivable for investments sold	2,073,728
Receivable for capital shares issued	607,724
Prepaid expenses	66,739

Total Assets	439,634,134

Liabilities:
Payable for capital shares redeemed	2,516,912
Accrued expenses and other payables:
Investment advisory fees	46,747
Fund administration fees	13,191
Distribution fees	120,207
Administrative servicing fees	53,332
Accounting and transfer agent fees	4,604
Trustee fees	160
Custodian fees	2,889
Compliance program costs (Note 3)	224
Professional fees	1,298
Printing fees	3,305
Other	4,482

Total Liabilities	2,767,351

Net Assets	$436,866,783

Represented by:
Capital	$427,093,580
Accumulated undistributed net investment income	389,734
Accumulated net realized gains from affiliated investments	2,396,264
Net unrealized appreciation/(depreciation) from investments in affiliates	6,987,205

Net Assets	$436,866,783

Net Assets:
Class A Shares	$70,181,174
Class C Shares	54,961,943
Class R Shares	54,713,432
Institutional Service Class Shares	30,992
Institutional Class Shares	69,938,661
Service Class Shares	187,040,581

Total	$436,866,783

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	6,874,760
Class C Shares	5,405,428
Class R Shares	5,373,553
Institutional Service Class Shares	3,028
Institutional Class Shares	6,818,672
Service Class Shares	18,273,961

Total	42,749,402

67

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide Investor Destinations Conservative Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.21
Class C Shares (b)	$10.17
Class R Shares	$10.18
Institutional Service Class Shares	$10.24
Institutional Class Shares	$10.26
Service Class Shares	$10.24
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.83

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

68

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Investor Destinations Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$3,145,266
Interest income from affiliates	1,613,897

Total Income	4,759,163

EXPENSES:
Investment advisory fees	277,979
Fund administration fees	80,615
Distribution fees Class A	82,836
Distribution fees Class B (a)	1,107
Distribution fees Class C	252,471
Distribution fees Class R (b)	140,471
Distribution fees Service Class	234,524
Administrative servicing fees Class A	29,664
Administrative servicing fees Class C	6,027
Administrative servicing fees Class R (b)	42,142
Administrative servicing fees Institutional Service Class (c)	2
Administrative servicing fees Service Class	147,161
Registration and filing fees	38,637
Professional fees	15,329
Printing fees	7,468
Trustee fees	6,994
Custodian fees	8,014
Accounting and transfer agent fees	38,648
Compliance program costs (Note 3)	683
Other	8,005

Total expenses before earnings credit	1,418,777

Earnings credit (Note 5)	(10)

Net Expenses	1,418,767

NET INVESTMENT INCOME	3,340,396

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	4,257,614
Net realized gains from investment transactions with affiliates	323,592

Net realized gains from affiliated investments	4,581,206

Net change in unrealized appreciation/(depreciation) from investments in affiliates	559,037

Net realized/unrealized gains from affiliated investments	5,140,243

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,480,639

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through April 30, 2014.

The accompanying notes are an integral part of these financial statements.

69

Statements of Changes in Net Assets

	Nationwide Investor Destinations Conservative Fund
	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31, 2013
Operations:
Net investment income	$3,340,396		$6,192,084
Net realized gains from affiliated investments	4,581,206		25,904,687
Net change in unrealized appreciation/(depreciation) from investments in affiliates	559,037		(14,781,998)

Change in net assets resulting from operations	8,480,639		17,314,773

Distributions to Shareholders From:
Net investment income:
Class A	(574,475)		(896,263)
Class B (a)	(1,735)		(4,868)
Class C	(285,691)		(479,474)
Class R (b)	(419,122)		(842,015)
Institutional Service Class	(17	)(c)	–
Institutional Class	(707,039)		(1,087,995)
Service Class	(1,615,368)		(3,314,045)
Net realized gains:
Class A	(3,043,206)		(913,246)
Class B (a)	(18,499)		(10,854)
Class C	(2,475,725)		(794,205)
Class R (b)	(2,830,129)		(1,134,899)
Institutional Service Class	–	(c)	–
Institutional Class	(3,270,104)		(872,748)
Service Class	(9,367,981)		(3,722,603)

Change in net assets from shareholder distributions	(24,609,091)		(14,073,215)

Change in net assets from capital transactions	24,322,212		(3,525,222)

Change in net assets	8,193,760		(283,664)

Net Assets:
Beginning of period	428,673,023		428,956,687

End of period	$436,866,783		$428,673,023

Accumulated undistributed net investment income at end of period	$389,734		$652,785

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$28,710,915		$35,486,527
Dividends reinvested	2,530,402		1,189,076
Cost of shares redeemed	(20,199,780)		(27,016,636)

Total Class A Shares	11,041,537		9,658,967

Class B Shares (a)
Proceeds from shares issued	575		122,678
Dividends reinvested	18,324		11,564
Cost of shares redeemed	(400,739)		(447,379)

Total Class B Shares	(381,840)		(313,137)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through April 30, 2014.

70

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Conservative Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$13,821,799	$19,103,463
Dividends reinvested	1,656,677	712,048
Cost of shares redeemed	(8,755,566)	(13,093,639)

Total Class C Shares	6,722,910	6,721,872

Class R Shares (b)
Proceeds from shares issued	3,488,868	10,116,540
Dividends reinvested	3,174,864	1,922,683
Cost of shares redeemed	(8,519,807)	(18,559,538)

Total Class R Shares	(1,856,075)	(6,520,315)

Institutional Service Class Shares
Proceeds from shares issued	30,864 (c)	–
Dividends reinvested	17 (c)	–
Cost of shares redeemed	– (c)	–

Total Institutional Service Class Shares	30,881 (c)	–

Institutional Class Shares
Proceeds from shares issued	19,538,253	58,072,714
Dividends reinvested	3,976,500	1,960,346
Cost of shares redeemed	(15,033,686)	(44,516,969)

Total Institutional Class Shares	8,481,067	15,516,091

Service Class Shares
Proceeds from shares issued	15,216,773	32,082,777
Dividends reinvested	10,982,732	7,036,372
Cost of shares redeemed	(25,915,773)	(67,707,849)

Total Service Class Shares	283,732	(28,588,700)

Change in net assets from capital transactions	$24,322,212	$(3,525,222)

SHARE TRANSACTIONS:
Class A Shares
Issued	2,810,256	3,381,795
Reinvested	252,144	114,647
Redeemed	(1,965,487)	(2,575,432)

Total Class A Shares	1,096,913	921,010

Class B Shares (a)
Issued	57	11,562
Reinvested	1,812	1,110
Redeemed	(39,293)	(42,395)

Total Class B Shares	(37,424)	(29,723)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through April 30, 2014.

71

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Conservative Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	1,361,023	1,827,122
Reinvested	165,630	68,934
Redeemed	(858,592)	(1,254,646)

Total Class C Shares	668,061	641,410

Class R Shares (b)
Issued	344,345	967,846
Reinvested	317,064	186,013
Redeemed	(835,436)	(1,774,803)

Total Class R Shares	(174,027)	(620,944)

Institutional Service Class Shares
Issued	3,026 (c)	–
Reinvested	2 (c)	–
Redeemed	– (c)	–

Total Institutional Service Class Shares	3,028 (c)	–

Institutional Class Shares
Issued	1,906,859	5,509,774
Reinvested	394,643	188,197
Redeemed	(1,474,854)	(4,216,114)

Total Institutional Class Shares	826,648	1,481,857

Service Class Shares
Issued	1,483,191	3,052,095
Reinvested	1,091,262	677,319
Redeemed	(2,521,849)	(6,442,924)

Total Service Class Shares	52,604	(2,713,510)

Total change in shares	2,435,803	(319,900)

(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through April 30, 2014.

The accompanying notes are an integral part of these financial statements.

72

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (d)
Class A Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.62	0.08	0.12	0.20	(0.09)	(0.52)	(0.61)	$10.21	2.08%		$70,181,174	0.56%	1.63%	0.56%	10.51%
Year Ended October 31, 2013 (e)	$10.55	0.16	0.27	0.43	(0.18)	(0.18)	(0.36)	$10.62	4.17%		$61,383,390	0.55%	1.57%	0.55%	39.16%
Year Ended October 31, 2012 (e)	$10.32	0.19	0.31	0.50	(0.20)	(0.07)	(0.27)	$10.55	4.89%		$51,231,565	0.52%	1.87%	0.52%	15.75%
Year Ended October 31, 2011 (e)	$10.18	0.21	0.14	0.35	(0.21)	–	(0.21)	$10.32	3.51%		$34,889,691	0.50%	2.04%	0.50%	17.28%
Year Ended October 31, 2010 (e)	$9.77	0.23	0.41	0.64	(0.23)	–	(0.23)	$10.18	6.66%		$22,095,197	0.51%	2.33%	0.51%	15.48%
Year Ended October 31, 2009 (e)	$9.26	0.23	0.65	0.88	(0.24)	(0.13)	(0.37)	$9.77	9.84%		$15,347,604	0.55%	2.50%	0.55%	23.94%

Class C Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.58	0.05	0.12	0.17	(0.06)	(0.52)	(0.58)	$10.17	1.74%		$54,961,943	1.25%	0.98%	1.25%	10.51%
Year Ended October 31, 2013 (e)	$10.51	0.09	0.27	0.36	(0.11)	(0.18)	(0.29)	$10.58	3.49%		$50,139,130	1.23%	0.87%	1.23%	39.16%
Year Ended October 31, 2012 (e)	$10.28	0.12	0.30	0.42	(0.12)	(0.07)	(0.19)	$10.51	4.17%		$43,051,481	1.23%	1.17%	1.23%	15.75%
Year Ended October 31, 2011 (e)	$10.15	0.14	0.13	0.27	(0.14)	–	(0.14)	$10.28	2.63%		$33,770,729	1.24%	1.33%	1.24%	17.28%
Year Ended October 31, 2010 (e)	$9.74	0.16	0.41	0.57	(0.16)	–	(0.16)	$10.15	5.92%		$33,490,120	1.23%	1.64%	1.23%	15.48%
Year Ended October 31, 2009 (e)	$9.23	0.17	0.65	0.82	(0.18)	(0.13)	(0.31)	$9.74	9.13%		$31,268,010	1.24%	1.81%	1.24%	23.94%

Class R Shares (f)(g)
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.60	0.07	0.11	0.18	(0.08)	(0.52)	(0.60)	$10.18	1.82%		$54,713,432	0.88%	1.36%	0.88%	10.51%
Year Ended October 31, 2013 (e)	$10.52	0.13	0.27	0.40	(0.14)	(0.18)	(0.32)	$10.60	3.92%		$58,782,811	0.88%	1.24%	0.88%	39.16%
Year Ended October 31, 2012 (e)	$10.29	0.16	0.30	0.46	(0.16)	(0.07)	(0.23)	$10.52	4.52%		$64,893,180	0.88%	1.52%	0.88%	15.75%
Year Ended October 31, 2011 (e)	$10.15	0.17	0.14	0.31	(0.17)	–	(0.17)	$10.29	3.10%		$60,593,403	0.88%	1.67%	0.88%	17.28%
Year Ended October 31, 2010 (e)	$9.75	0.19	0.41	0.60	(0.20)	–	(0.20)	$10.15	6.31%		$53,173,161	0.87%	1.96%	0.87%	15.48%
Year Ended October 31, 2009 (e)	$9.24	0.20	0.66	0.86	(0.22)	(0.13)	(0.35)	$9.75	9.44%		$38,324,442	0.87%	2.14%	0.87%	23.94%

Institutional Service Class Shares
Period Ended April 30, 2014 (e)(h) (Unaudited)	$10.18	0.02	0.06	0.08	(0.02)	–	(0.02)	$10.24	0.76%		$30,992	0.36%	1.52%	0.36%	10.51%

Institutional Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.67	0.10	0.12	0.22	(0.11)	(0.52)	(0.63)	$10.26	2.24%		$69,938,661	0.23%	2.00%	0.23%	10.51%
Year Ended October 31, 2013 (e)	$10.59	0.20	0.27	0.47	(0.21)	(0.18)	(0.39)	$10.67	4.58%		$63,938,645	0.23%	1.86%	0.23%	39.16%
Year Ended October 31, 2012 (e)	$10.36	0.23	0.30	0.53	(0.23)	(0.07)	(0.30)	$10.59	5.16%		$47,775,938	0.23%	2.16%	0.23%	15.75%
Year Ended October 31, 2011 (e)	$10.22	0.24	0.14	0.38	(0.24)	–	(0.24)	$10.36	3.75%		$36,683,488	0.24%	2.31%	0.24%	17.28%
Year Ended October 31, 2010 (e)	$9.81	0.25	0.42	0.67	(0.26)	–	(0.26)	$10.22	6.94%		$26,174,857	0.23%	2.54%	0.23%	15.48%
Year Ended October 31, 2009 (e)	$9.29	0.26	0.66	0.92	(0.27)	(0.13)	(0.40)	$9.81	10.24%		$10,218,039	0.24%	2.78%	0.24%	23.94%

Service Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.65	0.08	0.12	0.20	(0.09)	(0.52)	(0.61)	$10.24	2.03%	(i)	$187,040,581	0.63%	1.60%	0.63%	10.51%
Year Ended October 31, 2013 (e)	$10.57	0.16	0.27	0.43	(0.17)	(0.18)	(0.35)	$10.65	4.16%		$194,028,941	0.63%	1.49%	0.63%	39.16%
Year Ended October 31, 2012 (e)	$10.34	0.18	0.30	0.48	(0.18)	(0.07)	(0.25)	$10.57	4.75%		$221,292,727	0.63%	1.77%	0.63%	15.75%
Year Ended October 31, 2011 (e)	$10.20	0.20	0.14	0.34	(0.20)	–	(0.20)	$10.34	3.35%		$218,800,000	0.64%	1.93%	0.64%	17.28%
Year Ended October 31, 2010 (e)	$9.79	0.22	0.41	0.63	(0.22)	–	(0.22)	$10.20	6.52%		$208,433,654	0.62%	2.25%	0.62%	15.48%
Year Ended October 31, 2009 (e)	$9.27	0.23	0.65	0.88	(0.23)	(0.13)	(0.36)	$9.79	9.85%		$197,458,875	0.65%	2.41%	0.65%	23.94%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	For the period from March 4, 2014 (commencement of operations) through April 30, 2014. Total Return was calculated based on inception date of March 3, 2014 through April 30, 2014.
(i)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

73

Notes to Financial Statements

April 30, 2014

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of April 30, 2014, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) series listed below (each, a “Fund”; collectively, the “Funds”).

- Nationwide Investor Destinations Aggressive Fund (“Investor Destinations Aggressive”)

- Nationwide Investor Destinations Moderately Aggressive Fund (“Investor Destinations Moderately   Aggressive”)

- Nationwide Investor Destinations Moderate Fund (“Investor Destinations Moderate”)

- Nationwide Investor Destinations Moderately Conservative Fund (“Investor Destinations Moderately   Conservative”)

- Nationwide Investor Destinations Conservative Fund (“Investor Destinations Conservative”)

Each of the Funds is constructed as a “fund-of-funds,” which means that each of the Funds pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. Each of the Funds may also invest in an unregistered fixed interest contract (the “Nationwide Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

Each of the Funds is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Funds, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

74

Notes to Financial Statements (Continued)

April 30, 2014

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of registered open-end Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Each of the Funds (except Investor Destinations Aggressive) currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays a Fund a rate of interest, which is currently adjusted on a quarterly basis. During the six months ended April 30, 2014, the rate ranged from 3.50%, the minimum annual rate, to 3.55%. Because the contract is guaranteed by Nationwide Life, assuming no default, a Fund receives no more or less than the guaranteed principal amount. Each Fund can redeem all or a portion of its investment in the Nationwide Contract on a daily basis at par. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

At April 30, 2014, 100% of the market value of Investor Destinations Aggressive was determined based on Level 1 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of April 30, 2014. Please refer to the Statements of Investments for additional information on portfolio holdings.

Investor Destinations Moderately Aggressive

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$42,088,177	$42,088,177
Mutual Funds	2,051,429,030	—	—	2,051,429,030
Total Assets	$2,051,429,030	$—	$42,088,177	$2,093,517,207

Investor Destinations Moderate

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$144,798,044	$144,798,044
Mutual Funds	1,661,352,963	—	—	1,661,352,963
Total Assets	$1,661,352,963	$—	$144,798,044	$1,806,151,007

Investor Destinations Moderately Conservative

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$87,664,467	$87,664,467
Mutual Funds	499,399,768	—	—	499,399,768
Total Assets	$499,399,768	$—	$87,664,467	$587,064,235

75

Notes to Financial Statements (Continued)

April 30, 2014

Investor Destinations Conservative

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$95,862,789	$95,862,789
Mutual Funds	341,013,563	—	—	341,013,563
Total Assets	$341,013,563	$—	$95,862,789	$436,876,352

Amounts designated as “—” are zero or have been rounded to zero.

During the six months ended April 30, 2014, Investor Destinations Aggressive had no transfers into or out of Level 1, Level 2 or Level 3. During the same period, Investor Destinations Moderately Aggressive, Investor Destinations Moderate, Investor Destinations Moderately Conservative, and Investor Destinations Conservative had one transfer from Level 2 to Level 3.

During the most recent evaluation of the inputs used to fair value the Nationwide Contract, management transferred the Nationwide Contract from the Level 2 category to Level 3. While management utilizes judgment in determining the level of observable and the transparency of the inputs, management believes that placing the investment in the Level 3 category would be appropriate at this time due to the shifting of the significance of the unobservable inputs used at the reporting period.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

Investor Destinations Moderately Aggressive

	Fixed Contract	Total
Balance as of 10/31/13	$—	$—
Interest Income from Affiliates	695,340	695,340
Purchases	1,492,870	1,492,870
Sales	(—)	(—)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	39,899,967	39,899,967
Transfers Out of Level 3	—	—
Balance as of 04/30/14	$42,088,177	$42,088,177

The following table represents Investor Destinations Moderately Aggressive Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Fair Value at 04/30/14	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Fixed Contract	$42,088,177	Discounted Cash Flow	Daily Transactions	daily
			Interest Rate	3.50%
			Redemption Feature	daily
			Non Assignment Feature	daily
			Termination Feature	daily

76

Notes to Financial Statements (Continued)

April 30, 2014

Investor Destinations Moderate

	Fixed Contract	Total
Balance as of 10/31/13	$—	$—
Interest Income from Affiliates	2,416,478	2,416,478
Purchases	2,905,869	2,905,869
Sales	—	—
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	139,475,697	139,475,697
Transfers Out of Level 3	—	—
Balance as of 04/30/14	$144,798,044	$144,798,044

The following table represents Investor Destinations Moderate Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Fair Value at 04/30/14	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Fixed Contract	$144,798,044	Discounted Cash Flow	Daily Transactions	daily
			Interest Rate	3.50%
			Redemption Feature	daily
			Non Assignment Feature	daily
			Termination Feature	daily

Investor Destinations Moderately Conservative

	Fixed Contract	Total
Balance as of 10/31/13	$—	$—
Interest Income from Affiliates	1,481,763	1,481,763
Purchases	819,702	819,702
Sales	(1,642,414)	(1,642,414)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	87,005,416	87,005,416
Transfers Out of Level 3	—	—
Balance as of 04/30/14	$87,664,467	$87,664,467

The following table represents Investor Destinations Moderately Conservative Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Fair Value at 04/30/14	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Fixed Contract	$87,664,467	Discounted Cash Flow	Daily Transactions	daily
			Interest Rate	3.50%
			Redemption Feature	daily
			Non Assignment Feature	daily
			Termination Feature	daily

77

Notes to Financial Statements (Continued)

April 30, 2014

Investor Destinations Conservative

	Fixed Contract	Total
Balance as of 10/31/13	$—	$—
Interest Income from Affiliates	1,613,897	1,613,897
Purchases	1,095,407	1,095,407
Sales	(1,129,710)	(1,129,710)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	94,283,195	94,283,195
Transfers Out of Level 3	—	—
Balance as of 04/30/14	$95,862,789	$95,862,789

The following table represents Investor Destinations Conservative Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Fair Value at 04/30/14	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Fixed Contract	$95,862,789	Discounted Cash Flow	Daily Transactions	daily
			Interest Rate	3.50%
			Redemption Feature	daily
			Non Assignment Feature	daily
			Termination Feature	daily

Amounts designated as “—” are zero or have been rounded to zero.

*	The Funds’ investments in the Fixed Contract can be increased or redeemed on a daily basis at par. The Funds cannot assign or transfer their interest in the Fixed Contract to any party. If a Fund transferred its interest in the Fixed Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Funds or the issuer have the ability to terminate their investments in the Fixed Contract at their discretion. The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

78

Notes to Financial Statements (Continued)

April 30, 2014

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

79

Notes to Financial Statements (Continued)

April 30, 2014

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds.

(d)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last four tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Funds engage in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Each Fund pays NFA an investment advisory fee of 0.13% per year based on the Fund’s average daily net assets. For the six months ended April 30, 2014, the Funds effective advisory fee rate was 0.13%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.25% for each share class until February 28, 2015.

80

Notes to Financial Statements (Continued)

April 30, 2014

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of April 30, 2014, the Funds had no cumulative potential reimbursements, and no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement during the six months ended April 30, 2014.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended April 30, 2014, NFM received $857,045 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended April 30, 2014, the Funds’ aggregate portion of such costs amounted to $9,430.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate of 0.25% of Class A shares, 1.00% of Class B shares, 1.00% of Class C shares, and 0.50% of Class R shares, and 0.25% of Service Class shares of each Fund. Institutional Class and Institutional Service Class shares do not pay a distribution fee.

81

Notes to Financial Statements (Continued)

April 30, 2014

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. During the six months ended April 30, 2014, Class A sales charges ranged from 0.00% to 5.75% based on the amount purchased. During the six months ended April 30, 2014, the Funds imposed front-end sales charges of $1,508,829.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A, Class B and Class C shares. These fees may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC is imposed on Class A shares for certain redemptions, Class B shares made within 6 years of purchase, and Class C shares made within 1 year of purchase. During the six months ended April 30, 2014, applicable Class A CDSCs were 1.00% based on the original purchase price or the current market value of the shares being redeemed. Class B CDSCs ranged from 1.00% to 5.00% based on the original purchase price or the current market value of the shares being redeemed and depending on how long the shares were held before redemption. Class C CDSCs were 1.00% based on the original purchase price or the current market value of the shares being redeemed. During the six months ended April 30, 2014, the Funds imposed CDSCs of $51,025.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R, Institutional Service Class, and Service Class shares of each Fund. Effective March 1, 2014, Class C shares began charging administrative servicing fees. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class C shares of the Funds.

During the six months ended April 30, 2014, NFS earned the following amounts in administrative services fees from each Fund:

Fund	Amount
Investor Destinations Aggressive	$763,930
Investor Destinations Moderately Aggressive	1,193,432
Investor Destinations Moderate	950,736
Investor Destinations Moderately Conservative	314,280
Investor Destinations Conservative	224,996

During the six months ended April 30, 2014, the effective rate for administrative services fees that NFS earned was as follows:

Fund	Class A	Class C	Class R	Institutional Service Class	Service Class
Investor Destinations Aggressive	0.09%	0.03%	0.15%	0.11%	0.15%
Investor Destinations Moderately Aggressive	0.08	0.03	0.15	0.11	0.15
Investor Destinations Moderate	0.06	0.03	0.15	0.13	0.15
Investor Destinations Moderately Conservative	0.10	0.02	0.15	0.13	0.15
Investor Destinations Conservative	0.09	0.02	0.15	0.14	0.16

82

Notes to Financial Statements (Continued)

April 30, 2014

As of April 30, 2014, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Investor Destinations Aggressive	39.93%
Investor Destinations Moderately Aggressive	32.59
Investor Destinations Moderate	26.64
Investor Destinations Moderately Conservative	22.17
Investor Destinations Conservative	15.38

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how a Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

Each of the Funds invests in Institutional Class shares of the affiliated Underlying Funds, and each of the Funds (except Investor Destinations Aggressive) invests in the Nationwide Contract. The Funds’ transactions in the shares of Underlying Funds and in the Nationwide Contract during the six months ended April 30, 2014 were as follows:

Investor Destinations Aggressive

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/ (Loss)	Capital Gain Distributions	Market Value at April 30, 2014
Nationwide Portfolio Completion Fund (formerly known as, Nationwide Alternatives Allocation Fund)	$122,134,901	$6,515,153	$2,940,284	$1,398,119	$3,048	$—	$127,742,392
Nationwide International Index Fund	330,372,078	14,286,076	11,412,062	5,607,262	(3,221,139)	—	343,394,505
Nationwide Mid Cap Market Index Fund	172,329,310	8,465,314	7,771,086	1,277,026	1,111,728	7,188,288	174,382,278
Nationwide S&P 500 Index Fund	393,912,196	35,887,812	21,694,354	5,246,743	3,263,553	28,001,994	406,441,312
Nationwide Small Cap Index Fund	158,588,875	14,305,922	9,463,270	1,499,022	1,499,239	8,949,614	158,122,698
Nationwide Bond Index Fund	24,203,719	1,584,520	—	309,275	—	414,805	25,501,749
Nationwide Core Plus Bond Fund	24,091,538	1,270,089	—	360,045	—	45,131	25,462,382

83

Notes to Financial Statements (Continued)

April 30, 2014

Investor Destinations Moderately Aggressive

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/ (Loss)	Capital Gain Distributions	Market Value at April 30, 2014
Nationwide Portfolio Completion Fund (formerly known as, Nationwide Alternatives Allocation Fund)	$202,018,670	$51,840,894	$4,186,271	$2,332,205	$27,260	$—	$253,982,107
Nationwide International Index Fund	510,006,859	17,242,127	36,408,022	8,572,448	(7,579,049)	—	506,180,595
Nationwide Mid Cap Market Index Fund	246,095,831	12,147,980	12,985,422	1,828,115	3,353,244	10,319,866	247,174,070
Nationwide S&P 500 Index Fund	571,664,464	48,833,185	28,891,653	7,638,091	4,246,905	40,858,206	589,056,426
Nationwide Small Cap Index Fund	203,217,452	19,306,494	14,102,202	1,932,937	5,287,798	11,561,235	201,640,802
Nationwide Ziegler Equity Income Fund	20,812,731	244,211	772,743	244,211	57,685	—	21,533,650
Nationwide Bond Index Fund	121,267,974	5,839,772	20,028,529	1,458,617	(851,061)	2,090,197	105,576,646
Nationwide Core Plus Bond Fund	80,356,242	3,671,078	—	1,197,159	—	150,533	84,361,726
Nationwide HighMark Short Term Bond Fund	39,907,971	2,016,600	—	252,710	—	—	41,923,008
Nationwide Fixed Contract	39,899,967	1,492,870	—	695,340	—	—	42,088,177

Investor Destinations Moderate

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/ (Loss)	Capital Gain Distributions	Market Value at April 30, 2014
Nationwide Portfolio Completion Fund (formerly known as, Nationwide Alternatives Allocation Fund)	$174,792,995	$78,336,389	$—	$1,981,106	$—	$—	$257,605,032
Nationwide International Index Fund	317,475,542	5,292,895	21,651,137	5,292,882	4,541,879	—	310,527,023
Nationwide Mid Cap Market Index Fund	177,472,824	8,713,792	9,516,480	1,312,652	3,328,916	7,401,141	178,080,687
Nationwide S&P 500 Index Fund	353,759,541	30,010,501	15,529,359	4,725,129	5,390,572	25,285,371	366,496,061
Nationwide Small Cap Index Fund	105,759,431	7,016,715	6,622,558	1,005,793	2,277,636	6,010,922	102,637,861
Nationwide Ziegler Equity Income Fund	36,280,322	418,397	1,797,255	418,397	110,484	—	37,041,643
Nationwide Bond Index Fund	228,107,895	6,544,585	50,139,834	2,651,364	(407,721)	3,893,220	181,641,391
Nationwide Core Plus Bond Fund	69,821,494	20,535,196	—	1,120,606	—	130,798	90,656,945
Nationwide Enhanced Income Fund	104,149,878	354,131	32,369,964	354,131	(874,941)	—	72,135,751
Nationwide Highmark Short Term Bond Fund	—	47,915,629	37,875,961	51,086	(9,300)	—	10,031,808
Nationwide Inflation-Protected Securities Fund	52,220,847	1,872,791	—	—	—	—	54,498,761
Nationwide Fixed Contract	139,475,697	2,905,869	—	2,416,478	—	—	144,798,044

84

Notes to Financial Statements (Continued)

April 30, 2014

Investor Destinations Moderately Conservative

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/ (Loss)	Capital Gain Distributions	Market Value at April 30, 2014
Nationwide Portfolio Completion Fund (formerly known as, Nationwide Alternatives Allocation Fund)	$57,845,236	$657,348	$—	$655,619	$—	$—	$59,413,609
Nationwide International Index Fund	58,008,986	974,458	1,737,961	974,458	787,295	—	58,980,725
Nationwide Mid Cap Market Index Fund	40,767,621	2,010,515	2,840,096	301,464	1,159,876	1,709,051	40,250,798
Nationwide S&P 500 Index Fund	75,357,231	6,432,114	4,460,157	1,008,219	1,540,770	5,423,896	76,920,535
Nationwide Small Cap Index Fund	17,469,881	1,161,348	1,485,716	165,842	523,018	995,506	16,570,562
Nationwide Ziegler Equity Income Fund	17,622,990	204,926	930,635	204,926	62,686	—	17,940,772
Nationwide Bond Index Fund	116,212,668	4,599,170	2,169,744	1,452,076	(648)	1,982,808	117,238,409
Nationwide Core Plus Bond Fund	23,147,099	383,236	193,290	339,874	1,697	43,362	23,430,098
Nationwide Enhanced Income Fund	57,868,703	212,348	5,685,655	212,348	(193,897)	—	52,397,021
Nationwide HighMark Short Term Bond Fund	—	23,858,137	16,925,497	17,345	(5,176)	—	6,928,390
Nationwide Inflation-Protected Securities Fund	28,836,937	275,447	—	—	—	—	29,328,849
Nationwide Fixed Contract	87,005,416	819,702	1,642,414	1,481,763	—	—	87,664,467

Investor Destinations Conservative

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/ (Loss)	Capital Gain Distributions	Market Value at April 30, 2014
Nationwide Portfolio Completion Fund (formerly known as, Nationwide Alternatives Allocation Fund)	$34,217,041	$675,733	$—	$387,816	$—	$—	$35,438,144
Nationwide International Index Fund	17,084,155	287,706	298,723	287,706	34,264	—	17,589,972
Nationwide Mid Cap Market Index Fund	12,890,163	636,747	764,697	95,772	159,084	540,975	12,861,533
Nationwide S&P 500 Index Fund	21,395,946	1,825,199	1,052,446	286,905	295,647	1,538,295	22,057,891
Nationwide Small Cap Index Fund	4,285,359	285,055	313,527	40,858	11,269	244,197	4,118,234
Nationwide Ziegler Equity Income Fund	17,140,875	201,541	531,127	201,541	32,547	—	17,835,074
Nationwide Bond Index Fund	111,674,964	3,296,304	4,342,118	1,386,320	15,542	1,909,924	109,272,831
Nationwide Core Plus Bond Fund	12,930,405	4,472,176	—	210,725	—	24,223	17,458,842
Nationwide Enhanced Income Fund	59,954,344	217,869	8,083,580	217,869	(212,719)	—	52,089,894
Nationwide Highmark Short Term Bond Fund	—	37,561,726	28,908,651	29,754	(12,042)	—	8,639,841
Nationwide Inflation-Protected Securities Fund	34,217,041	511,415	—	—	—	—	34,987,268
Nationwide Money Market Fund	8,551,186	112,853	—	—	—	—	8,664,039
Nationwide Fixed Contract	94,283,195	1,095,407	1,129,710	1,613,897	—	—	95,862,789

Amounts designated as “—” are zero or have been rounded to zero.

85

Notes to Financial Statements (Continued)

April 30, 2014

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, Wells Fargo Bank National Association, and U.S. Bank National Association, permitting the Trust to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to a Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 17, 2014. There were no borrowings under the line of credit during the period ended April 30, 2014.

JPMorgan provides earnings credits for cash balances maintained in a Fund’s custody accounts, which are used to offset custody fees of a Fund.

6.  Investment Transactions

For the six months ended April 30, 2014, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Investor Destinations Aggressive	$82,314,886	$53,281,056
Investor Destinations Moderately Aggressive	162,635,211	117,374,842
Investor Destinations Moderate	209,916,890	175,502,548
Investor Destinations Moderately Conservative	41,588,749	38,071,165
Investor Destinations Conservative	51,179,731	45,424,579

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfunds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

86

Notes to Financial Statements (Continued)

April 30, 2014

9.  Other

As of April 30, 2014, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Investor Destinations Aggressive	48.36%	3
Investor Destinations Moderately Aggressive	66.24	5
Investor Destinations Moderate	61.22	5
Investor Destinations Moderately Conservative	45.95	3
Investor Destinations Conservative	43.74	3

10.  Federal Tax Information

As of April 30, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investor Destinations Aggressive	$1,036,394,300	$225,822,049	$(1,169,033)	$224,653,016
Investor Destinations Moderately Aggressive	1,746,970,185	351,358,074	(4,811,052)	346,547,022
Investor Destinations Moderate	1,558,559,998	259,942,747	(12,351,738)	247,591,009
Investor Destinations Moderately Conservative	556,699,089	37,878,860	(7,513,714)	30,365,146
Investor Destinations Conservative	432,021,286	11,898,588	(7,043,522)	4,855,066

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

87

Supplemental Information

April 30, 2014

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreements”) with its Investment Adviser (the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund” and collectively the “Funds”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance and the services and support provided to the Fund and its shareholders.

In January 2014, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the January 2014 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Trustees also met in executive session with Independent Legal Counsel to consider the continuation of the Advisory Agreements outside the presence of management.

In preparation for the January 2014 meeting, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

—	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

—	Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2013) compared with performance universes created by Lipper of similar or peer group funds and (b) expense rankings comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds;

—	Information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple periods ended August 31, 2013) compared with the Fund’s benchmark and Lipper categories;

—	Information regarding fee arrangements, including the structure of the advisory fees, the method of computing fees and the frequency of payment of fees; voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation; and information regarding payments to financial intermediaries; and

—	Information from the Adviser regarding economies of scale and breakpoints.

In considering this information, the Trustees took into account, among other things, management style and investment strategies. In evaluating the Advisory Agreements, the Trustees also reviewed information provided by the Adviser concerning the following:

—	The terms of the Advisory Agreements and a summary of the services performed by the Adviser;

—	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment management, economic and financial analysis, and its asset allocation methodology;

88

Supplemental Information (Continued)

April 30, 2014

—	The Adviser’s personnel and methods, including the education, experience of key personnel, and the number of its advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s investment management process; the Adviser’s risk assessment and risk management capabilities; the Adviser’s valuation and valuation oversight capabilities; time and attention of the Adviser’s personnel devoted to the management of the Funds; and adequacy and sophistication of technology and systems with respect to investment and administrative matters;

—	Litigation pending, threatened or settled involving the Adviser, and any ongoing or completed audits, investigations or examinations by the Securities and Exchange Commission;

—	The financial condition and stability of the Adviser, including financial arrangements between the Adviser and the Adviser’s parent organization; and

—	Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent.

At the January 2014 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel, and Independent Legal Counsel, among other things, the information described above, and information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, and portfolio turnover rates; and the effect of advisory and other fees on the Funds’ total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds. Management also reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the Fund and the bases for that recommendation. The Trustees considered information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

The Trustees noted that all of the Investor Destinations Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) for Service Class shares were ranked in the first quintile of their expense group, but that, for all of the Funds except Nationwide Investor Destinations Moderately Conservative Fund, which ranked in the fourth quintile of its expense group in respect of its actual advisory fee, there was, in management’s view, an insufficient peer group to perform a comparison of the actual advisory fee (due principally to the fact that many of the Funds’ peers either waive substantial portions of their advisory fees or do not charge an advisory fee at all).

The Trustees considered that the Funds’ Service Class shares, except for Nationwide Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Conservative Fund, had achieved total return performance within the top three quintiles of the performance universe for the three-year period ended August 31, 2013. As to Nationwide Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Conservative Fund, the Trustees noted management’s statements that, like all of the Investor Destination Funds, the assets of each of those Funds are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure. Management noted that the Investor Destination Funds are different from many other asset allocation funds, which might change their asset allocations more actively and frequently in response to short-term changes in market conditions and other factors, and that the relative performance of Nationwide Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Conservative Fund was hurt by allocations to international developed market stocks and US intermediate-term government/credit bonds (and an underweight to high yield bonds). The Trustees took into account management’s statement that these Funds, due to their relatively conservative orientations, have low allocations to equity securities relative to their peers, which hurt comparative performance during the recent period of strong equity performance. The Trustees considered that management is confident in the asset allocations of both Funds to provide investment exposures and returns consistent with the Funds’ investment theses.

89

Supplemental Information (Continued)

April 30, 2014

At the March 2014 Board meeting, the Trustees received and considered information provided by the Adviser in follow-up from the January 2014 Board meeting. After extensive discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, the Trustees concluded the following:

—	The investment performance of each Fund was acceptable or better.

—	The nature, extent, and quality of the investment advisory services provided to each Fund by the Adviser were appropriate and consistent with the terms of the Advisory Agreements; and

—	The cost of services provided by NFA to each Fund appeared reasonable in relation to the services and benefits provided to each Fund and the level of profitability to NFA of its contractual arrangements with each Fund did not appear so high as to call into question the appropriateness of the fees paid to NFA by any Fund or otherwise to preclude the proposed continuation of the agreements for any of the Funds.

The Trustees determined that specific changes to the Funds’ investment advisory arrangements were not necessary at that time to increase the extent to which any economies of scale are shared between the Adviser and the Funds, but determined to continue to review ways, and the extent to which, economies of scale might be shared between the Adviser and shareholders of the Funds.

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

90

Management Information

April 30, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for march FIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

91

Management Information (Continued)

April 30, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

92

Management Information (Continued)

April 30, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.
[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

93

Management Information (Continued)

April 30, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov

94

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM: An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) 1-Year Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of 12-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity.

BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of six-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the rebalancing date.

BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch (BofAML) U.S. High Yield Cash Pay Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade, fixed-rate, publicly issued, non-convertible, coupon-bearing corporate debt with a remaining maturity of at least one year. Each issue represented must have an outstanding par value of at least $50 million, must be less than BBB/Baa3-rated but not in default, and is restricted to a maximum of 2% of the total index.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

95

Market Index Definitions (con’t.)

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets.

MSCI World ex USA Index: An unmanaged index that measures the equity market performance of developed-market countries excluding the United States; covers approximately 85% of the free float-adjusted market capitalization in each country, capturing large-cap and mid-cap representation.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

96

Market Index Definitions (con’t.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

97

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

98

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS).

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC.

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

© 2014 Nationwide Funds Group. All rights reserved.

SAR-ID 6/14

Semiannual Report

April 30, 2014 (Unaudited)

Nationwide Mutual Funds

Alternative Allocation Fund

Nationwide Portfolio Completion Fund

(formerly, Nationwide Alternatives Allocation Fund)

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Semiannual Report

Nationwide Funds®

Message to Shareholders

April 30, 2014

Dear Shareholder,

This spring about 1.6 million college seniors will be awarded their degrees. Perhaps you know a special member of the Class of 2014. With crisp diplomas in hand, these newly minted graduates are members of the tech-savvy Millennial generation, Americans born between 1978 and 1994.

Now ages 20 to 36, Millennials are a diverse, generally optimistic, service-conscious group with far-reaching social network contacts at their fingertips and an endless capacity for real-time electronic communications. Most Millennials don’t remember a pre-digital world, but all of them remember the events of September 11, 2001. They face a challenging post-Great Recession economy and many are beginning their careers with large college loans to repay.

The graduates in the Class of 2014 have learned a lot, but what they may not know is that they need to start making financial plans for retirement now. A recent study by the FINRA Investor Education Foundation reports that while Millennials are the most-educated generation in American history, they show very low levels of financial literacy. Just 24% of Millennials tested were able to correctly answer at least four questions of a basic five-question financial literacy quiz.*

Nationwide is committed to helping all Americans prepare for and live in retirement. We encourage investors from every generation and at each stage of life to continue to learn and seek empowerment through knowledge and advice. Each quarter we include our shareholder education newsletter, the Nationwide Funds Investor, mailed with your statement. Designed to provide basic investment concepts and trends, this is just one of hundreds of publications available for today’s investors of all levels to increase their investment knowledge.

Albert Einstein wisely said, “Wisdom is not a product of schooling but of the lifelong attempt to acquire it.” Please help us spread the word that it is never too early to talk with a financial advisor and begin financial planning for your future.

Never stop learning. Thank you for investing with Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

*	“The Financial Capability of Young Adults — A Generational View,” FINRA Investor Education Foundation, FINRA Foundation Financial Capability Insights, March 2014, Gary R. Mottola, Ph.D.

1

Economic Review

During the six-month reporting period ended April 30, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering an 8.36% return, and nearly all sectors and capitalization ranges showing strong performance for the reporting period. Results for international equities were mixed during the period, with positive developed-market performance offset by negative returns in emerging markets. Fixed-income returns were positive for the period, primarily in the long-term and credit-sensitive segments.

In the United States, investment performance during the period was affected positively by encouraging economic data and the anticipation of continued strong corporate earnings. Equity market returns and bond yields were volatile in response to actions by the Federal Reserve Board to decrease (taper) the asset purchase program, also known as Quantitative Easing (QE), but the expectation of a continued low-interest-rate environment was sufficient to drive equity and bond markets higher.

The S&P 500 Index produced positive performance in five of the six months of the reporting period, with the only negative monthly return, -3.46%, registered during January. The brief downturn was more than offset by a 4.57% return in February.

The best-performing sectors for the S&P 500 Index during the reporting period were utilities, up 13.1%; technology, up 11.2%; and health care, up 11.2%. Utilities and technology benefited from a strong earnings environment, while health care rallied in reaction to excitement surrounding new products. The weakest sectors during the reporting period were telecommunications, with -1.7%; consumer discretionary, with 1.6%; and consumer staples, with 5.8%. These three sectors were affected by company-specific events and a general preference among investors for economically cyclical exposure.

The strong performance in U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value outperforming growth.

U.S. economic activity decelerated during the reporting period, with fourth-quarter 2013 real gross domestic product (GDP) growth of 2.6% falling in the first quarter of 2014 to 0.1% (tied for the second-lowest growth since the end of the economic recession in 2009). Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) remaining below 2%. Despite job-creation levels coming in lower than during many past recoveries, the unemployment rate continued to decline during the reporting period, falling from 7.2% to 6.3%.

Throughout the reporting period, the performance of international stocks continued to be positive, but weaker relative to U.S. stocks. Investors’ focus was on uncertainty surrounding actions by Russia with regard to Crimea, and the potential for conflict with Ukraine. In addition, sluggish European economic growth and worries about a U.S. tapering depressed relative returns during the period. In Asia, returns were relatively weak overall; Japan was slightly positive and countries in the region other than Japan were slightly negative. Emerging market stocks were weak on concerns about slowing economic growth in China and political tensions between Russia and Ukraine.

Performance in the fixed-income markets was driven by stabilization in interest rates during the reporting period. Long-term Treasury yields rose from 2.56% to 2.65% during the reporting period, with interest rates little changed since July 2013 following an increase of nearly 1% between May and July of 2013. Fixed-income returns were positive, as investors absorbed the news that the Fed will begin to taper the QE program. Long-term and credit-sensitive bonds delivered the strongest performance during the reporting period.

2

Economic Review (con’t.)

Index	Six-Month Total Return (as of April 30, 2014)
Barclays U.S. 1-3 Year Government/ Credit Bond	0.40%
Barclays U.S. 10-20 Year Treasury Bond	2.13%
Barclays Emerging Markets USD Aggregate Bond	2.96%
Barclays Municipal Bond	4.08%
Barclays U.S. Aggregate Bond	1.74%
Barclays U.S. Corporate High Yield	4.72%
MSCI Emerging Markets®	-2.98%
MSCI World ex USA	4.51%
Russell 1000® Growth	6.95%
Russell 1000® Value	9.61%
Russell 2000®	3.08%
S&P 500®	8.36%

3

Fund Commentary	Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)

For the semiannual period ended April 30, 2014, the Nationwide Portfolio Completion Fund (Institutional Class) returned 2.71% versus 3.74% for its composite benchmark, 50% Barclays Global Aggregate Bond Index and 50% MSCI ACWI. For broader comparison, the average return for the Fund’s closest Lipper peer category of Global Flexible Portfolio Funds (consisting of 496 funds as of April 30, 2014) was 3.68% for the same time period.

Of the Fund sleeves, commodities and global REITs were the largest positive contributors to Fund returns during the reporting period, contributing 1.96%, while emerging market equities was the only negative sleeve, detracting approximately -0.33%.

Positive performance of the commodities and global REITs sleeves were primarily due to gains in the latter three months of the reporting period, particularly February and April. Negative performance of the emerging market equities sleeve was mainly concentrated in January 2014.

The first two months of the reporting period, November and December 2013, saw global markets post robust gains, as markets enjoyed a strong finish to a second straight year of positive returns.

The S&P 500® Index (S&P 500) made record highs in December as the Federal Reserve (the Fed) confirmed it would begin tapering asset purchases, signaling confidence in the U.S. economy. U.S. gross domestic product (GDP) growth for the third quarter of 2013 came in at 4.1% (annualized), up from previous estimates and fastest in two years.

Japan’s Nikkei 225 Index closed 2013 at a six-year high as the market reflected optimism about Prime Minister Shinzo Abe’s bold reforms and stimulus package. Japan’s consumer price index (CPI) steadily increased through the reporting period, boosting confidence that its economy is on a path to achieve the inflation target of 2%. European markets, particularly the peripheral countries, continued to benefit from the European Central Bank’s (ECB) commitment to ease monetary policy through the year.

In the first quarter of 2014, global equities continued to nudge higher in March as the MSCI World Index rose moderately. The S&P 500 ended March close to a record high as positive data on factory activity indicated economic growth was gaining traction post harsh winters.

Evidence continued to support Europe’s economic recovery through positive Purchasing Managers Index and factory output data. Unemployment also was perceived to have bottomed out, though disinflation was a potential threat.

The S&P 500 made fresh highs at the beginning of April but subsequently declined as some high-priced global information technology and health-care sectors underperformed for the month. However, appetite for mergers and acquisitions (M&As) and initial public offerings (IPOs) in these sectors remained strong. Economic data and markets suggested Europe’s recovery is broadening. The Markit Flash Eurozone Composite Purchasing Managers’ Index® (PMI) recorded its highest level since 2011 while peripheral bond markets continued to normalize.

Among alternative asset classes, commodities and global real estate were the leading performers as investors moved into higher risk investments. Positive performance over the reporting period was mainly the result of performance in the early months of 2014, particularly February and April. High-yield, emerging market and international bonds, as well as Treasury Inflation-Protected Securities (TIPS), also enjoyed positive performance over the six-month period, albeit to a lesser extent. Emerging market equities were the worst-performing asset class during the reporting period, suffering mainly from losses in January 2014.

Derivatives

Over the 6-month period ending April 30, 2014, credit default swaps contributed positively to the performance. Credit default swaps are the primary instrument used to gain credit exposure within the high-yield bonds and emerging market bonds sleeves. Despite concerns surrounding duration risk in the first part of the period, the

4

Fund Commentary (con’t.)	Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)

High Yield North American Credit experienced a strong start in 2014, helped by strong bids in the Treasury Market and inflows to the asset class. Emerging Market Debt, implemented through credit default swaps on sovereign issues, also contributed to performance over the period. Specifically, emerging market bonds performed well in the first part of 2014 as spreads tightened.

Where Goldman Sachs Asset Management, L.P. believes it is appropriate, the Fund uses derivatives to obtain desired exposures. For instance, the Fund invested in listed and synthetic futures, currency forwards, credit default swaps and commodity-linked notes to achieve exposure to equities (emerging companies), fixed income (non-U.S. developed, emerging market sovereign, and U.S. high-yield) and commodities during the reporting period.

We believe that the utilization of derivatives can often provide more operational simplicity, lower transaction costs and greater liquidity. We believe the use of derivatives helped the Fund achieve its investment objectives by replicating index exposure. The use of derivatives seeks to maintain tracking error to the benchmark that is within our targeted range. Over the reporting period, the excess returns of all of the Fund’s sleeves fell within our estimates of tracking error.

Subadviser:

Goldman Sachs Asset Management, L.P.

Portfolio Managers:

Gary Chropuvka, Matthew Hoehn and Amna Qaiser

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The Fund is designed to provide asset allocation across several types of alternative investments in an attempt to achieve performance that may have a low correlation to the performance of more traditional investments. The Fund consists of separate sleeves to represent the investments in each of the different asset classes. Each sleeve invests in securities and derivatives with the goal of matching the investment characteristics and performance of a specified asset class benchmark index.

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds. The Fund may invest in more aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S.

securities) and real estate investment trusts (REITs) (which include possible declines in the value of real estate and the relative lack of liquidity associated with investments in real estate).

The Fund also invests in derivatives (many of which create investment leverage and are highly volatile). Substantially all of the Fund’s exposure to commodities will be through investing in commodity-linked notes, which are derivatives. Investing in commodities and commodity-linked investments may expose the Fund to increased volatility and decreased liquidity. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund is a nondiversified fund, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. The Fund is not intended to serve as a complete investment program. There is no assurance that the investment objective of the Fund will be achieved.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Portfolio Completion Fund (April 30, 2014)

Asset Class	Actual Allocation to Fund	Contribution to Fund Performance
International Bonds	24%	0.33%
Commodities	17%	1.41%
High Yield Bonds	15%	0.46%
Emerging Market Bonds	15%	0.39%
Global Real Estate Stocks	11%	0.55%
Emerging Market Stocks	10%	-0.33%
Treasury Inflation-Protected Securities	8%	0.07%
	100%

Actual underlying asset class allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying asset classes to Fund performance is based on target underlying asset class allocations through the reporting period. Returns do not reflect the Nationwide Portfolio Completion Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

5

Fund Overview	Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)

Objective

The Fund seeks to provide total return.

Highlights

•

Nationwide Portfolio Completion Fund (Institutional Class) returned 2.71% for the semiannual period, underperforming the Barclays U.S. Aggregate Bond Index by 1.03% and underperforming the Lipper peer category median by 0.97%.

•	Commodities and global REITs were the largest positive contributors to Fund returns during the reporting period, contributing 1.91%.

•	Emerging market equities was the only negative sleeve, detracting approximately 37 basis points.(relative performance?)

Asset Allocation†

Mutual Funds	39.6%
U.S. Treasury Notes	39.2%
Common Stocks	11.0%
Commodity-Linked Notes	6.0%
U.S. Treasury Bonds	2.5%
Repurchase Agreement	0.1%
Other assets in excess of liabilities	1.6%
100.0%

Top Industries††

Real Estate Investment Trusts (REITs)	9.3%
Real Estate Management & Development	1.9%
Other Industries*	88.8%
100.0%

Top Holdings††

Fidelity Institutional Money Market Fund—Institutional Class	40.2%
U.S. Treasury Note, 3.13%, 05/15/19	34.3%
JPMorgan Chase Bank, NA Commodity Note	3.5%
UBS AG Commodity Note	1.7%
UBS AG Commodity Note	0.9%
Simon Property Group, Inc.	0.7%
U.S. Treasury Inflation Indexed Notes, 0.13%, 04/15/18	0.4%
U.S. Treasury Inflation Indexed Notes, 0.13%, 04/15/17	0.4%
Unibail-Rodamco SE	0.3%
U.S. Treasury Inflation Indexed Notes, 0.13%, 01/15/22	0.3%
Other Holdings*	17.3%
100.0%

Top Countries††

United States	92.2%
Liechtenstein	2.6%
Japan	0.9%
Australia	0.8%
United Kingdom	0.8%
France	0.6%
Singapore	0.5%
Canada	0.4%
Hong Kong	0.4%
Netherlands	0.1%
Other Countries*	0.7%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Percentages indicated are based upon total investments as of April 30, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

6

Fund Performance	Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	Inception
Class A	w/o SC1	2.41%	(0.53)%	0.29%	[2]
	w/SC3	0.06%	(4.78)%	(1.26)%	[2]
Class C	w/o SC1	2.11%	(1.16)%	(0.38)%	[2]
	w/SC4	1.11%	(2.14)%	(0.38)%	[2]
Institutional Service Class[5]		2.64%	(0.11)%	0.63%	[2]
Institutional Class[5]		2.71%	(0.24)%	0.62%	[2]
Composite Index		3.74%	7.93%	6.20%
Barclays Global Aggregate Bond Index		2.10%	1.62%	1.56%
MSCI All Country World IndexSM		5.28%	14.40%	10.29%
CPI		1.51%	1.95%	1.77%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of July 25, 2011.

[3]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.
[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[5]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	0.92%	0.78%
Class C	1.66%	1.52%
Institutional Service Class	0.60%	0.46%
Institutional Class	0.60%	0.46%

*	Current effective prospectus dated March 1, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2015. Please see the Fund’s most recent prospectus for details.

7

Fund Performance (con’t.)	Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Portfolio Completion Fund from inception through 4/30/14 versus the Barclays Global Aggregate Bond Index, the MSCI All Country World IndexSM, the Composite Index* and the Consumer Price Index (CPI) from 8/1/11 through 4/30/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

* The Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to its respective weighting. The Composite Index comprises 50% Barclays Global Aggregate Bond Index and 50% MSCI All Country World IndexSM.

8

Shareholder Expense Example	Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund) April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14	Expense Ratio During Period (%) 11/01/13 - 04/30/14
Class A Shares	Actual	[a]	1,000.00	1,024.10	3.46	0.69
	Hypothetical	[a,b]	1,000.00	1,021.37	3.46	0.69
Class C Shares	Actual	[a]	1,000.00	1,021.10	7.12	1.42
	Hypothetical	[a,b]	1,000.00	1,017.75	7.10	1.42
Institutional Service Class Shares	Actual	[a]	1,000.00	1,026.40	2.01	0.40
	Hypothetical	[a,b]	1,000.00	1,022.81	2.01	0.40
Institutional Class Shares	Actual	[a]	1,000.00	1,027.10	2.01	0.40
	Hypothetical	[a,b]	1,000.00	1,022.81	2.01	0.40

a	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

b	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)

Common Stocks 11.0%

	Shares	Market Value

Real Estate Investment Trusts (REITs) 9.1%
Acadia Realty Trust	2,888	$78,351
Activia Properties, Inc.	25	209,917
Alexandria Real Estate Equities, Inc.	9,363	691,177
American Campus Communities, Inc.	13,287	507,563
Apartment Investment & Management Co., Class A	17,876	551,117
Artis Real Estate Investment Trust	5,600	81,595
Ascendas Real Estate Investment Trust	294,000	538,127
Ashford Hospitality Prime, Inc.	1,582	24,268
Ashford Hospitality Trust, Inc.	7,913	81,187
Associated Estates Realty Corp.	4,262	71,516
AvalonBay Communities, Inc.	15,389	2,101,368
Befimmo SCA Sicafi	1,282	93,376
Beni Stabili SpA	45,913	41,043
Big Yellow Group PLC	3,877	33,700
BioMed Realty Trust, Inc.	25,010	522,709
Boardwalk Real Estate Investment Trust	3,000	169,098
Boston Properties, Inc.	19,432	2,276,264
Brandywine Realty Trust	25,270	367,678
British Land Co. PLC	129,437	1,512,206
BWP Trust	10,844	25,217
Calloway Real Estate Investment Trust	9,400	229,672
Cambridge Industrial Trust	32,641	19,298
Camden Property Trust	10,278	703,940
Canadian Apartment Properties REIT	5,200	99,773
Canadian Real Estate Investment Trust	3,900	160,761
CapitaCommercial Trust	289,000	369,847
Capital Property Fund	153,134	154,397
CapitaMall Trust	338,000	538,785
CBL & Associates Properties, Inc.	24,562	446,292
Cedar Realty Trust, Inc.	11,852	73,364
CFS Retail Property Trust Group	285,031	533,638
Champion REIT	95,000	44,782
Charter Hall Retail REIT	26,426	94,996
Chartwell Retirement Residences	7,100	67,564
Cofinimmo	2,617	320,683
Columbia Property Trust, Inc.	11,322	320,865
CommonWealth REIT	12,753	324,054
Corio NV	12,347	578,552
Corporate Office Properties Trust	14,151	378,539
Cousins Properties, Inc.	20,989	244,102
CubeSmart	15,364	285,770
Daiwa Office Investment Corp.	23	117,750
DCT Industrial Trust, Inc.	38,778	303,244
DDR Corp.	35,142	603,388
Derwent London PLC	8,226	378,417
Dexus Property Group	755,346	799,099
DiamondRock Hospitality Co.	21,689	266,124
Digital Realty Trust, Inc. (a)	16,079	858,619
Douglas Emmett, Inc.	14,931	412,096
Duke Realty Corp.	43,631	764,415
DuPont Fabros Technology, Inc.	7,388	179,011
EastGroup Properties, Inc.	3,537	223,715

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Education Realty Trust, Inc.	9,171	$93,544
Equity Lifestyle Properties, Inc.	8,056	337,305
Equity One, Inc.	8,726	196,597
Equity Residential	42,409	2,520,791
Essex Property Trust, Inc.	7,012	1,214,899
Eurocommercial Properties NV CVA-NL	4,720	216,693
Extra Space Storage, Inc.	13,180	689,709
Federal Realty Investment Trust	7,341	862,861
FelCor Lodging Trust, Inc.	10,364	95,660
First Industrial Realty Trust, Inc.	15,659	287,656
First Potomac Realty Trust	5,002	65,176
Fonciere des Regions *	5,972	606,605
Fountainhead Property Trust	132,152	100,000
Franklin Street Properties Corp.	5,685	69,243
Frasers Commercial Trust	12,000	12,177
Frontier Real Estate Investment Corp.	50	259,433
Fukuoka REIT Co.	35	56,325
Gecina SA (a)	3,586	482,684
General Growth Properties, Inc.	65,699	1,509,106
Glimcher Realty Trust	21,997	224,149
Goodman Group	189,972	882,411
Goodman Property Trust	1,658	1,423
GPT Group	189,331	690,931
Great Portland Estates PLC	50,827	538,911
Growthpoint Properties Ltd.	189,125	437,194
H&R Real Estate Investment Trust	17,980	378,613
Hammerson PLC	91,432	882,419
HCP, Inc.	57,200	2,394,392
Health Care REIT, Inc.	36,774	2,320,072
Healthcare Realty Trust, Inc.	11,626	292,394
Hersha Hospitality Trust	23,541	136,773
Highwoods Properties, Inc.	10,692	431,422
Home Properties, Inc.	5,975	368,060
Hospitality Properties Trust	19,552	587,538
Host Hotels & Resorts, Inc.	93,550	2,006,648
Inland Real Estate Corp.	3,592	37,536
Intu Properties PLC	66,251	327,293
Investa Office Fund	101,504	316,009
Is Gayrimenkul Yatirim Ortakligi AS	10,765	7,055
Japan Excellent, Inc.	110	146,080
Japan Prime Realty Investment Corp.	87	306,149
Japan Real Estate Investment Corp.	151	800,532
Japan Retail Fund Investment Corp.	287	577,246
Kenedix Realty Investment Corp.	35	174,841
Kilroy Realty Corp.	10,025	597,189
Kimco Realty Corp.	49,098	1,125,326
Kite Realty Group Trust	6,060	37,572
Kiwi Income Property Trust	61,358	60,845
KLCC Property Holdings Bhd	14,900	30,362
Klepierre	9,678	444,036
Land Securities Group PLC	97,976	1,760,059
LaSalle Hotel Properties	13,324	440,758
Liberty Property Trust	19,134	717,525

10

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund) (Continued)

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Link REIT (The)	262,000	$1,304,429
LTC Properties, Inc.	6,580	254,185
Macerich Co. (The)	17,350	1,126,189
Mack-Cali Realty Corp.	10,340	210,626
Mapletree Logistics Trust	134,000	117,689
Mercialys SA	1,999	45,982
Mid-America Apartment Communities, Inc.	9,109	634,442
Mori Hills REIT Investment Corp.	125	166,808
MORI TRUST Sogo Reit, Inc.	115	172,596
Nippon Building Fund, Inc.	178	986,915
Nomura Real Estate Office Fund, Inc.	43	186,089
Orix JREIT, Inc.	223	283,684
Parkway Properties, Inc.	6,444	121,534
Pebblebrook Hotel Trust	6,202	213,597
Pennsylvania Real Estate Investment Trust	12,470	206,379
Piedmont Office Realty Trust, Inc., Class A	14,272	251,330
Post Properties, Inc.	6,126	307,586
Premier Investment Corp.	16	61,811
Prologis, Inc.	63,095	2,563,550
PS Business Parks, Inc.	1,230	105,497
Public Storage	17,681	3,103,192
Ramco-Gershenson Properties Trust	7,583	124,968
Regency Centers Corp.	12,435	651,967
RioCan Real Estate Investment Trust	21,200	526,688
Rouse Properties, Inc. (a)	5,476	91,942
SA Corporate Real Estate Fund	334,984	131,504
Segro PLC	91,294	540,325
Senior Housing Properties Trust	22,486	527,746
Shaftesbury PLC	24,237	270,992
Simon Property Group, Inc.	38,550	6,676,860
SL Green Realty Corp.	11,796	1,235,159
Sovran Self Storage, Inc.	3,326	252,443
Starhill Global REIT	13,000	8,413
Sun Communities, Inc.	6,056	275,972
Sunstone Hotel Investors, Inc.	25,168	360,154
Suntec Real Estate Investment Trust	337,000	461,912
Sycom Property Fund	2,648	6,720
Tanger Factory Outlet Centers, Inc.	9,911	353,624
Taubman Centers, Inc.	7,905	575,800
Tokyu REIT, Inc.	105	134,156
Top REIT, Inc.	10	43,409
UDR, Inc.	29,809	770,861
Unibail-Rodamco SE	12,338	3,334,277
United Urban Investment Corp.	304	458,811
Universal Health Realty Income Trust	3,195	135,564
Vastned Retail NV	3,099	159,464
Ventas, Inc.	37,439	2,473,969
Vornado Realty Trust	21,819	2,238,629
Washington Real Estate Investment Trust	6,967	170,413
Weingarten Realty Investors	14,778	461,074
Wereldhave NV	1,969	165,576
Westfield Group	244,140	2,491,270

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Westfield Retail Trust	360,468	$1,070,943
Workspace Group PLC	3,876	37,564

		90,672,535

Real Estate Management & Development 1.9%
Aeon Mall Co., Ltd.	13,730	327,348
Atrium European Real Estate Ltd. *	5,530	31,839
Ayala Land, Inc.	654,400	443,468
BR Malls Participacoes SA	62,000	533,593
Brookfield Asset Management, Inc., Class A	70,100	2,942,659
Brookfield Property Partners LP	16,165	311,929
Buwog AG *	6,585	120,911
CA Immobilien Anlagen AG *	7,932	151,202
Capital & Counties Properties PLC	78,700	443,938
CapitaLand Ltd.	357,000	913,661
Castellum AB	23,796	405,786
Central Pattana PCL	158,900	223,126
Daibiru Corp.	14,700	146,692
Echo Investment SA *	13,101	25,943
Fabege AB	20,886	293,405
First Capital Realty, Inc.	5,400	88,436
Forest City Enterprises, Inc., Class A *	18,558	350,932
Global Logistic Properties Ltd.	401,000	913,915
Grainger PLC	25,856	93,303
GuocoLand Ltd.	11,000	18,689
Hang Lung Group Ltd.	83,000	450,753
Hang Lung Properties Ltd.	266,000	793,385
Heiwa Real Estate Co., Ltd.	9,300	146,002
Hongkong Land Holdings Ltd.	137,000	942,978
Hulic Co., Ltd.	38,200	460,754
Hysan Development Co., Ltd.	62,342	267,377
Immofinanz AG *	131,707	488,238
Kerry Properties Ltd.	70,000	230,511
Kungsleden AB	17,608	143,823
Mitsui Fudosan Co., Ltd.	111,000	3,285,792
NTT Urban Development Corp.	19,600	172,391
PSP Swiss Property AG *	4,276	410,988
Robinsons Land Corp.	52,700	26,446
SM Prime Holdings, Inc.	894,875	328,511
Swiss Prime Site AG *	6,992	587,757
Tokyu Fudosan Holdings Corp.	70,000	508,897
Wheelock & Co., Ltd.	107,000	441,656

		18,467,034

Total Common Stocks (cost $100,774,377)		109,139,569

11

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund) (Continued)

U.S. Treasury Bonds 2.5%

	Principal Amount	Market Value

U.S. Treasury Inflation Indexed Bonds
0.63%, 02/15/43 (b)	$1,804,000	$1,598,980
0.75%, 02/15/42 (b)	1,816,000	1,701,155
1.38%, 02/15/44 (b)	708,000	752,460
1.75%, 01/15/28 (b)	1,227,000	1,548,906
2.00%, 01/15/26 (b)	1,569,000	2,143,374
2.13%, 02/15/40 (b)	1,192,000	1,592,818
2.13%, 02/15/41 (b)	1,883,000	2,495,697
2.38%, 01/15/25 (b)	2,198,000	3,259,570
2.38%, 01/15/27 (b)	1,294,000	1,815,333
2.50%, 01/15/29 (b)	1,110,000	1,499,066
3.38%, 04/15/32 (b)	394,000	734,330
3.63%, 04/15/28 (b)(c)	1,317,000	2,637,926
3.88%, 04/15/29 (b)	1,530,000	3,133,229

Total U.S. Treasury Bonds (cost $24,501,461)		24,912,844

U.S. Treasury Notes 39.2%
U.S. Treasury Inflation Indexed Notes
0.13%, 04/15/16 (b)(c)	3,008,000	3,290,975
0.13%, 04/15/17 (b)	3,485,000	3,715,512
0.13%, 04/15/18 (b)	3,922,000	4,091,718
0.13%, 01/15/22 (b)(c)	3,241,000	3,324,132
0.13%, 07/15/22 (b)	3,219,000	3,248,952
0.13%, 01/15/23 (b)	3,219,000	3,201,559
0.38%, 07/15/23 (b)	3,218,000	3,247,018
0.50%, 04/15/15 (b)	1,665,000	1,837,086
0.63%, 07/15/21 (b)(c)	2,814,300	3,042,938
0.63%, 01/15/24 (b)	2,198,000	2,244,501
1.13%, 01/15/21 (b)(c)	2,880,000	3,304,491
1.25%, 07/15/20 (b)(c)	2,542,000	2,969,228
1.38%, 07/15/18 (b)	1,176,000	1,394,216
1.38%, 01/15/20 (b)	1,489,000	1,757,319
1.63%, 01/15/18 (b)	1,288,000	1,570,878
1.88%, 07/15/15 (b)	1,333,000	1,683,903
1.88%, 07/15/19 (b)	1,192,000	1,467,574
2.00%, 01/15/16 (b)	1,333,000	1,671,921
2.13%, 01/15/19 (b)	1,158,000	1,420,441
2.38%, 01/15/17 (b)	1,353,000	1,726,555
2.50%, 07/15/16 (b)	1,569,000	1,989,647
2.63%, 07/15/17 (b)	1,099,000	1,395,897
U.S. Treasury Note, 3.13%, 05/15/19	313,916,000	335,644,889

Total U.S. Treasury Notes (cost $392,849,916)		389,241,350

Commodity-Linked Notes 6.0%

	Principal Amount	Market Value

JPMorgan Chase Bank, NA Commodity Note, three-month U.S. Dollar LIBOR-0.10% due 03/31/15 (indexed to the Dow Jones-UBS Roll Select Commodity Total Return Index) (d)(e)(f)	$31,140,000	$33,815,606
UBS AG Commodity Note, three-month U.S. Dollar LIBOR due 03/27/15 (indexed to the Dow Jones-UBS Roll Select Commodity Total Return Index) (d)(e)(f)	8,350,000	9,177,525
UBS AG Commodity Note, three-month U.S. Dollar LIBOR due 04/06/15 (indexed to the Dow Jones-UBS Roll Select Commodity Total Return Index) (d)(e)(f)	16,080,000	16,839,304

Total Commodity-Linked Notes (cost $55,570,000)		59,832,435

Mutual Funds 39.6%

	Shares

Money Market Fund 39.6%
Fidelity Institutional Money Market Fund—Institutional Class, 0.09% (g)(h)	393,149,613	393,149,613

Total Mutual Funds (cost $393,149,613)		393,149,613

12

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund) (Continued)

Repurchase Agreement 0.1%

	Principal Amount	Market Value

Royal Bank of Canada, 0.03%, dated 04/30/14, due 05/01/14, repurchase price $1,285,351, collateralized by U.S. Treasury Note, 0.63%, maturing 08/31/17; total market value $1,329,874. (h)	$1,285,350	$1,285,350

Total Repurchase Agreement (cost $1,285,350)		1,285,350

Total Investments (cost $968,130,717) (i) — 98.5%		977,561,161

Other assets in excess of liabilities — 1.6%		15,271,302

NET ASSETS — 100.0%		$992,832,463

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2014. The total value of securities on loan at April 30, 2014 was $1,411,960.

(b)	Principal amounts are not adjusted for inflation.

(c)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(d)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2014. The maturity date represents the actual maturity date.

(e)	Security is linked to the Dow Jones-UBS Roll Select Commodity Total Return Index. Security does not guarantee any return of principal at maturity but instead, will pay at maturity or upon exchange, an amount based on the closing value of the Dow Jones-UBS Roll Select Commodity Total Return Index. Although these instruments are primarily debt obligations, they indirectly provide exposure to changes in the value of the underlying commodities. Holders of the security have the right to exchange these notes at any time.

(f)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2014 was $59,832,435 which represents 6.03% of net assets.
(g)	Represents 7-day effective yield as of April 30, 2014.

(h)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2014 was $1,457,564.

(i)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

AB	Stock Company

AG	Stock Corporation

AS	Stock Corporation

Bhd	Public Limited Company

CVA	Dutch Certificate

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NL	Netherlands

NV	Public Traded Company

PCL	Public Company Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

SCA	Limited partnership with share capital

SE	European Public Limited Liability Company

SpA	Limited Share Company

13

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund) (Continued)

At April 30, 2014, the Fund’s open swap contracts were as follows:

Credit default swaps on sovereign issues — sell protection1

Counterparty	Reference Entity	Fixed Annual Rate Paid by Fund	Notional Amount[2]	Implied Credit Spread as of April 30, 2014[3]	Termination Date	Upfront Premium (Received)/ Paid[4]	Unrealized Appreciation/ (Depreciation)
Bank of America Corp.	Federal Republic of Brazil	1.00%	$3,600,000	1.056%	12/20/17	$(10,072)	$7,024
Bank of America Corp.	Federal Republic of Brazil	1.00	8,900,000	1.388	03/20/19	(279,172)	128,497
Bank of America Corp.	Republic of Colombia	1.00	100,000	0.572	06/20/17	(1,370)	2,822
Bank of America Corp.	Republic of Colombia	1.00	3,000,000	0.906	03/20/19	(13,868)	30,735
Bank of America Corp.	Republic of Indonesia	1.00	3,600,000	1.005	06/20/17	(96,612)	100,233
Bank of America Corp.	Republic of Indonesia	1.00	1,400,000	1.209	12/20/17	(23,816)	15,093
Bank of America Corp.	Republic of Philippines	1.00	1,000,000	0.555	06/20/17	(19,835)	34,877
Bank of America Corp.	Republic of Philippines	1.00	500,000	0.678	12/20/17	(4,469)	10,819
Credit Suisse International	Republic of Colombia	1.00	100,000	0.514	12/20/16	(2,419)	3,819
Credit Suisse International	Republic of Colombia	1.00	9,100,000	0.862	12/20/18	(127,389)	194,672
Credit Suisse International	Republic of Indonesia	1.00	200,000	0.875	12/20/16	(4,912)	5,801
Credit Suisse International	Republic of Indonesia	1.00	100,000	0.945	03/20/17	(1,840)	2,114
Credit Suisse International	Republic of Indonesia	1.00	200,000	0.945	03/20/17	(5,582)	6,129
Credit Suisse International	Republic of Panama	1.00	100,000	0.433	09/20/16	(45)	1,522
Credit Suisse International	Republic of Panama	1.00	3,100,000	0.816	12/20/18	(43,396)	72,729
Credit Suisse International	Republic of Panama	1.00	2,000,000	0.862	03/20/19	2,825	12,571
Credit Suisse International	Republic of Peru	1.00	500,000	0.510	09/20/16	(6,062)	12,519
Credit Suisse International	Republic of Peru	1.00	100,000	0.510	09/20/16	(566)	1,858
Credit Suisse International	Republic of Peru	1.00	1,200,000	0.621	06/20/17	(22,384)	37,967
Credit Suisse International	Republic of Peru	1.00	5,000,000	0.916	12/20/18	(100,135)	124,806
Credit Suisse International	Republic of Peru	1.00	3,000,000	0.961	03/20/19	(13,868)	22,831
Credit Suisse International	Republic of Philippines	1.00	200,000	0.421	09/20/16	(2,668)	5,674
Credit Suisse International	Republic of Philippines	1.00	200,000	0.474	12/20/16	(7,493)	10,499
Credit Suisse International	Republic of Turkey	1.00	100,000	1.308	09/20/16	(1,982)	1,369
Credit Suisse International	Republic of Turkey	1.00	1,800,000	1.308	09/20/16	(78,529)	67,500
Credit Suisse International	Republic of Turkey	1.00	600,000	1.427	03/20/17	(23,253)	16,693
Credit Suisse International	Republic of Turkey	1.00	15,700,000	1.911	03/20/19	(912,972)	275,530
Credit Suisse International	Republic of Venezuela	5.00	100,000	10.147	09/20/16	(8,126)	(2,030)
Credit Suisse International	Republic of Venezuela	5.00	1,200,000	10.147	09/20/16	(214,200)	92,326
Credit Suisse International	Republic of Venezuela	5.00	100,000	10.154	12/20/16	(9,444)	(1,626)
Credit Suisse International	Republic of Venezuela	5.00	200,000	10.159	03/20/17	(11,849)	(12,029)
Credit Suisse International	Russia Foreign Bond	1.00	1,500,000	2.119	09/20/16	(33,229)	(4,198)
Credit Suisse International	Russia Foreign Bond	1.00	100,000	2.119	09/20/16	(962)	(1,533)
Credit Suisse International	Russia Foreign Bond	1.00	5,900,000	2.557	03/20/19	(234,840)	(169,502)
Credit Suisse International	United Mexican States	1.00	7,700,000	0.780	03/20/19	59,565	29,757
Deutsche Bank AG	Federal Republic of Brazil	1.00	1,100,000	0.704	09/20/16	(7,230)	16,291
Deutsche Bank AG	Federal Republic of Brazil	1.00	100,000	0.704	09/20/16	(343)	1,167
Deutsche Bank AG	Federal Republic of Brazil	1.00	4,100,000	0.905	06/20/17	(69,331)	86,208
Deutsche Bank AG	Federal Republic of Brazil	1.00	16,800,000	1.324	12/20/18	(535,828)	312,797
Deutsche Bank AG	Republic of Indonesia	1.00	11,500,000	1.563	12/20/18	(731,589)	459,765
Deutsche Bank AG	Republic of Indonesia	1.00	2,600,000	1.646	03/20/19	(99,451)	25,071
Deutsche Bank AG	Republic of Panama	1.00	800,000	0.433	09/20/16	(1,173)	12,982
Deutsche Bank AG	Republic of Peru	1.00	2,400,000	0.727	12/20/17	0	26,291
Deutsche Bank AG	Republic of Philippines	1.00	14,300,000	0.904	12/20/18	(136,573)	214,496
Deutsche Bank AG	Republic of Philippines	1.00	6,600,000	0.960	03/20/19	9,350	10,851
Deutsche Bank AG	Republic of Turkey	1.00	200,000	1.427	03/20/17	(9,760)	7,573
Deutsche Bank AG	Republic of Turkey	1.00	2,300,000	1.599	12/20/17	(49,716)	3,845
Deutsche Bank AG	Republic of Turkey	1.00	22,100,000	1.847	12/20/18	(1,085,335)	290,085

14

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund) (Continued)

Credit default swaps on sovereign issues — sell protection1 (Continued)

Counterparty	Reference Entity	Fixed Annual Rate Paid by Fund	Notional Amount[2]	Implied Credit Spread as of April 30, 2014[3]	Termination Date	Upfront Premium (Received)/ Paid[4]	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	Republic of Venezuela	5.00%	$3,600,000	10.165%	06/20/17	$(286,212)	$(174,372)
Deutsche Bank AG	Republic of Venezuela	5.00	900,000	10.081	12/20/17	(71,184)	(55,984)
Deutsche Bank AG	Republic of Venezuela	5.00	23,000,000	9.948	12/20/18	(3,249,803)	(530,450)
Deutsche Bank AG	Republic of Venezuela	5.00	14,100,000	9.919	03/20/19	(3,801,794)	1,413,998
Deutsche Bank AG	Russia Foreign Bond	1.00	200,000	2.186	03/20/17	(9,177)	2,797
Deutsche Bank AG	Russia Foreign Bond	1.00	2,200,000	2.212	06/20/17	(84,054)	6,252
Deutsche Bank AG	Russia Foreign Bond	1.00	600,000	2.315	12/20/17	(9,933)	(16,603)
Deutsche Bank AG	Russia Foreign Bond	1.00	14,700,000	2.508	12/20/18	(456,427)	(476,050)
Deutsche Bank AG	United Mexican States	1.00	3,900,000	0.467	06/20/17	(49,982)	119,481
Deutsche Bank AG	United Mexican States	1.00	21,700,000	0.735	12/20/18	(190,510)	475,262
UBS AG	Federal Republic of Brazil	1.00	300,000	0.849	03/20/17	(4,856)	6,503
UBS AG	Republic of Indonesia	1.00	1,100,000	0.789	09/20/16	(18,400)	25,219
UBS AG	Republic of Indonesia	1.00	100,000	0.789	09/20/16	(803)	1,424
UBS AG	Republic of Panama	1.00	100,000	0.433	09/20/16	(840)	2,317
UBS AG	Republic of Panama	1.00	500,000	0.502	03/20/17	(6,501)	14,246
UBS AG	Republic of Panama	1.00	1,900,000	0.529	06/20/17	(26,628)	56,753
UBS AG	Republic of Peru	1.00	300,000	0.554	12/20/16	(3,222)	7,103
UBS AG	Republic of Peru	1.00	100,000	0.590	03/20/17	(1,934)	3,231
UBS AG	Republic of Philippines	1.00	100,000	0.421	09/20/16	(732)	2,236
UBS AG	Republic of Philippines	1.00	600,000	0.421	09/20/16	(9,754)	18,771
UBS AG	Republic of Turkey	1.00	100,000	1.308	09/20/16	(2,274)	1,661
UBS AG	Republic of Turkey	1.00	4,100,000	1.473	06/20/17	(173,592)	118,916
UBS AG	Russia Foreign Bond	1.00	300,000	2.156	12/20/16	(7,776)	(765)

						$(13,438,336)	$3,627,236

Centrally cleared credit default swaps on credit indices — sell protection1

Reference Entity	Fixed Annual Rate Paid by Fund	Notional Amount[2]	Implied Credit Spread as of April 30, 2014[3]	Termination Date	Upfront Premium (Received)/ Paid[4]	Unrealized Appreciation/ (Depreciation)
Markit CDX North America High Yield Index Series 20	5.00%	$120,940,000	3.439%	06/20/19	$8,595,578	$510,915

					$8,595,578	$510,915

CDX	Credit Default Swap Index

1	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of each individual swap contract.
2	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
3

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make a payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated

15

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund) (Continued)

to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
4	Upfront premiums generally related to payments received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

At April 30, 2014, the Fund has $380,000 and $9,750,000 segregated as collateral with Bank of America Corp. and Deutsche Bank AG, respectively, for open credit default swap contracts.

Equity Swaps

Counterparty	Reference Entity	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Credit Suisse International	FTSE KLCI Index	05/30/14	MYR	21,226,008	$5,555
Credit Suisse International	KOSPI 200 Index	06/12/14	KRW	17,394,481,600	(33,670)
Credit Suisse International	RTS Index	06/16/14		$5,007,172	134,251
Credit Suisse International	Bovespa Index	06/18/14	BRL	29,204,813	96,466
Credit Suisse International	WIG20 Index	06/20/14	PLN	5,423,384	45,187
Credit Suisse International	SET50 Index	06/27/14	THB	112,930,538	208,923
Credit Suisse International	BIST 30 Index	06/30/14	TRY	5,221,647	25,707

					$482,419

BIST	Borsa Istanbul Stock Exchange

BRL	Brazilian Real

FTSE	Financial Times Stock Exchange

KLCI	Kuala Lumpur Composite Index

KOSPI	Korean Composite Stock Price Index

KRW	South Korean Won

MYR	Malaysian Ringgit

PLN	Poland Zloty

RTS	Russian Trading System

SET	Stock Exchange of Thailand

THB	Thailand Baht

TRY	Turkish Lira

WIG	Warsaw Stock Exchange

At April 30, 2014, the Fund has $2,590,000 segregated as collateral with Credit Suisse International for open credit default swaps and equity swaps contracts.

16

Statement of Investments (Continued)

April 30, 2014 (Unaudited)

Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund) (Continued)

At April 30, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
67	Australian 10 Year Bond Future	06/16/14	$7,275,636	$147,773
81	Canadian 10 Year Bond Future	06/19/14	9,678,172	83,464
1,195	EURO-BOBL Future	06/06/14	208,511,975	779,808
208	FTSE/JSE Top 40 Future	06/19/14	8,727,676	365,928
319	H-Shares Index Future	05/29/14	19,980,317	(247,971)
46	Japan 10 Year Bond Treasury Future	06/11/14	65,205,849	31,004
75	Long GILT Future	06/26/14	13,971,088	163,290
201	Mexican Bolsa Index Future	06/20/14	6,265,641	286,479
415	MSCI Taiwan Index Future	05/29/14	13,026,850	(98,778)
549	SGX S&P CNX Nifty Future	05/29/14	7,393,932	(149,532)

			$360,037,136	$1,361,465

BOBL	Bundesobligationen (Federal Republic of Germany)

CNX	CRISIL NSE Index

FTSE	Financial Times Stock Exchange

GILT	Government Index-Linked Treasury

JSE	Johannesburg Stock Exchange

SGX	Singapore Exchange

At April 30, 2014, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Brazilian Real	UBS AG	05/05/14	(24,800,000)	$(11,126,066)	$(11,112,084)	$13,982
Turkish Lira	UBS AG	05/05/14	(707,241)	(333,735)	(334,663)	(928)

Total Short Contracts				$(11,459,801)	$(11,446,747)	$13,054

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Brazilian Real	UBS AG	05/05/14	24,800,000	$10,543,769	$11,112,084	$568,315
Brazilian Real	UBS AG	06/03/14	24,800,000	11,033,255	11,008,213	(25,042)
Czech Republic Koruna	UBS AG	06/18/14	8,800,000	445,908	444,795	(1,113)
Euro	UBS AG	06/18/14	375,000	520,125	520,194	69
Hong Kong Dollar	UBS AG	06/18/14	164,400,000	21,186,987	21,207,213	20,226
Hungarian Forint	UBS AG	06/18/14	58,800,000	263,422	265,250	1,828
Indian Rupee	UBS AG	06/18/14	422,400,000	6,757,859	6,930,046	172,187
Korean Won	UBS AG	06/18/14	17,990,400,000	16,775,830	17,365,270	589,440
Malaysian Ringgit	UBS AG	06/18/14	17,100,000	5,208,492	5,217,824	9,332
Mexican Peso	UBS AG	06/18/14	77,000,000	5,811,102	5,862,222	51,120
Polish Zlotych	UBS AG	06/18/14	4,800,000	1,580,039	1,580,453	414
South African Rand	UBS AG	06/18/14	84,700,000	7,850,879	7,988,041	137,162
Taiwan Dollar	UBS AG	06/18/14	379,500,000	12,575,803	12,582,518	6,715
Thailand Baht	UBS AG	06/18/14	108,500,000	3,337,435	3,345,820	8,385
Turkish Lira	UBS AG	06/18/14	3,600,000	1,601,994	1,683,802	81,808

Total Long Contracts				$105,492,899	$107,113,745	$1,620,846

The accompanying notes are an integral part of these financial statements.

17

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)
Assets:
Investments, at value* (cost $966,845,367)	$976,275,811
Repurchase agreement, at value (cost $1,285,350)	1,285,350

Total Investments, at value (total cost $968,130,717)	977,561,161

Restricted cash, collateral for open credit default swaps and equity swaps contracts	12,720,000
Foreign currencies, at value (cost $1,628,626)	1,637,786
Interest and dividends receivable	4,973,453
Security lending income receivable	6,311
Receivable for investments sold	1,951
Receivable for capital shares issued	357,441
Reclaims receivable	3,576
Swaps contracts, at value (Note 2)	1,409,690
Receivable for variation margin on swap contracts	5,667,000
Unrealized appreciation on forward foreign currency contracts (Note 2)	1,660,983
Prepaid expenses	35,763

Total Assets	1,006,035,115

Liabilities:
Payable for investments purchased	1,953
Payable for capital shares redeemed	637
Payable for variation margin on futures contracts	216,921
Cash collateral due to broker for open swap contracts	230,000
Swap contracts, at value (Note 2)	10,738,371
Cash overdraft (Note 2)	192,989
Unrealized depreciation on forward foreign currency contracts (Note 2)	27,083
Payable upon return of securities loaned (Note 2)	1,457,564
Accrued expenses and other payables:
Investment advisory fees	271,004
Fund administration fees	22,568
Distribution fees	625
Administrative servicing fees	113
Accounting and transfer agent fees	1,721
Trustee fees	160
Deferred capital gain country tax	1,547
Custodian fees	1,478
Compliance program costs (Note 3)	249
Professional fees	20,198
Printing fees	3,137
Other	14,334

Total Liabilities	13,202,652

Net Assets	$992,832,463

*	Includes value of securities on loan of $1,411,960 (Note 2)

18

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)
Represented by:
Capital	$970,847,958
Accumulated distributions in excess of net investment income	(4,824,476)
Accumulated net realized gains from investments, futures, forward and foreign currency, written option, and swap transactions	9,741,799
Net unrealized appreciation/(depreciation) from investments†	9,428,897
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	1,361,465
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	1,633,900
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	22,350
Net unrealized appreciation/(depreciation) from swap contracts (Note 2)	4,620,570

Net Assets	$992,832,463

Net Assets:
Class A Shares	$1,144,525
Class C Shares	479,534
Institutional Service Class Shares	163,944
Institutional Class Shares	991,044,460

Total	$992,832,463

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	115,089
Class C Shares	48,595
Institutional Service Class Shares	16,446
Institutional Class Shares	99,439,180

Total	99,619,310

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.94
Class C Shares (b)	$9.87
Institutional Service Class Shares	$9.97
Institutional Class Shares	$9.97
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.17

Maximum Sales Charge:
Class A Shares	2.25%

†	Net of $1,547 of deferred capital gain country tax.
(a)	For Class A Shares, the redemption price per share is reduced by 0.75% on sales of shares of original purchases of $500,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

19

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)
INVESTMENT INCOME:
Interest income	$2,458,483
Dividend income	2,072,373
Income from securities lending (Note 2)	6,711
Foreign tax withholding	(66,459)

Total Income	4,471,108

EXPENSES:
Investment advisory fees	1,753,515
Fund administration fees	143,052
Distribution fees Class A	1,461
Distribution fees Class C	2,308
Administrative servicing fees Class A	256
Administrative servicing fees Class C	40
Registration and filing fees	25,505
Professional fees	43,510
Printing fees	9,498
Trustee fees	14,030
Custodian fees	19,156
Accounting and transfer agent fees	8,116
Compliance program costs (Note 3)	1,681
Other	25,002

Total expenses before earnings credit and expenses reimbursed	2,047,130

Earnings credit (Note 4)	(12,517)
Expenses reimbursed by adviser (Note 3)	(275,266)

Net Expenses	1,759,347

NET INVESTMENT INCOME	2,711,761

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	3,655,395
Net realized gains from futures transactions (Note 2)	4,671,569
Net realized losses from forward and foreign currency transactions (Note 2)	(546,975)
Net realized losses from written option transactions (Note 2)	(301,516)
Net realized gains from swap transactions (Note 2)	7,457,953

Net realized gains from investments, futures, forward and foreign currency, written options, and swap transactions	14,936,426

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS: (continued)
Net change in unrealized appreciation/(depreciation) from investments††	8,793,797
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(2,133,232)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	701,279
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	79,042
Net change in unrealized appreciation/(depreciation) from written options (Note 2)	343,176
Net change in unrealized appreciation/(depreciation) from swap contracts (Note 2)	(46,769)

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, translation of assets and liabilities denominated in foreign currencies, written options, and swap contracts	7,737,293

Net realized/unrealized gains from investments, futures, forward and foreign currency transactions, translation of assets and liabilities denominated in foreign currencies, written options, and swap contracts	22,673,719

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$25,385,480

††	Net of decrease in deferred capital gain country tax accrual on unrealized appreciation of $1,976.

The accompanying notes are an integral part of these financial statements.

20

Statements of Changes in Net Assets

	Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net investment income	$2,711,761	$1,126,484
Net realized gains from investments, futures, forward and foreign currency, written options, and swap transactions	14,936,426	1,707,850
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, translation of assets and liabilities denominated in foreign currencies, written options, and swap contracts	7,737,293	7,164,883

Change in net assets resulting from operations	25,385,480	9,999,217

Distributions to Shareholders From:
Net investment income:
Class A	(11,375)	(3,230)
Class C	(1,080)	—
Institutional Service Class	(967)	(67)
Institutional Class	(9,520,020)	(1,451,513)

Change in net assets from shareholder distributions	(9,533,442)	(1,454,810)

Change in net assets from capital transactions	146,876,190	634,082,770

Change in net assets	162,728,228	642,627,177

Net Assets:
Beginning of period	830,104,235	187,477,058

End of period	$992,832,463	$830,104,235

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(4,824,476)	$1,997,205

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$85,981	$842,794
Dividends reinvested	10,735	3,083
Cost of shares redeemed	(205,447)	(317,253)

Total Class A Shares	(108,731)	528,624

Class C Shares
Proceeds from shares issued	43,056	172,669
Dividends reinvested	1,016	—
Cost of shares redeemed	(65,638)	(8,745)

Total Class C Shares	(21,566)	163,924

Institutional Service Class Shares
Proceeds from shares issued	122,626	74,601
Dividends reinvested	967	67
Cost of shares redeemed	(43,768)	(54)

Total Institutional Service Class Shares	79,825	74,614

21

Statements of Changes in Net Assets (Continued)

	Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$160,035,267	$690,499,174
Dividends reinvested	9,520,020	1,451,513
Cost of shares redeemed	(22,628,625)	(58,635,079)

Total Institutional Class Shares	146,926,662	633,315,608

Change in net assets from capital transactions	$146,876,190	$634,082,770

SHARE TRANSACTIONS:
Class A Shares
Issued	8,914	85,783
Reinvested	1,123	313
Redeemed	(21,254)	(32,426)

Total Class A Shares	(11,217)	53,670

Class C Shares
Issued	4,491	17,759
Reinvested	107	—
Redeemed	(6,879)	(900)

Total Class C Shares	(2,281)	16,859

Institutional Service Class Shares
Issued	12,345	7,505
Reinvested	101	7
Redeemed	(4,408)	(5)

Total Institutional Service Class Shares	8,038	7,507

Institutional Class Shares
Issued	16,457,938	71,213,198
Reinvested	994,777	147,362
Redeemed	(2,327,552)	(6,124,539)

Total Institutional Class Shares	15,125,163	65,236,021

Total change in shares	15,119,703	65,314,057

Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

22

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$9.80	0.01	0.22	0.23	(0.09)	(0.09)	—	$9.94	2.41%		$1,144,525	0.70%	0.30%		0.76%	10.68%
Year Ended October 31, 2013 (f)	$9.74	0.01	0.09	0.10	(0.04)	(0.04)	—	$9.80	1.07%		$1,237,486	0.71%	0.12%		0.86%	7.42%
Year Ended October 31, 2012 (f)	$9.53	0.02	0.19	0.21	—	—	—	$9.74	2.20%		$707,666	0.72%	0.18%		0.93%	87.25%
Period Ended October 31, 2011 (f)(g)	$10.00	0.01	(0.48)	(0.47)	—	—	—	$9.53	(4.70%	)	$508,909	0.65%	0.24%		1.15%	15.06%

Class C Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$9.69	(0.02)	0.22	0.20	(0.02)	(0.02)	—	$9.87	2.11%		$479,534	1.42%	(0.42%	)	1.48%	10.68%
Year Ended October 31, 2013 (f)	$9.66	(0.05)	0.08	0.03	—	—	—	$9.69	0.31%		$492,813	1.40%	(0.56%	)	1.55%	7.42%
Year Ended October 31, 2012 (f)	$9.51	(0.05)	0.20	0.15	—	—	—	$9.66	1.58%		$328,521	1.40%	(0.52%	)	1.61%	87.25%
Period Ended October 31, 2011 (f)(g)	$10.00	(0.01)	(0.48)	(0.49)	—	—	—	$9.51	(4.90%	)	$130,226	1.39%	(0.47%	)	1.95%	15.06%

Institutional Service Class Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$9.83	0.03	0.22	0.25	(0.11)	(0.11)	—	$9.97	2.64%		$163,944	0.40%	0.61%		0.47%	10.68%
Year Ended October 31, 2013 (f)	$9.77	0.04	0.09	0.13	(0.07)	(0.07)	—	$9.83	1.38%		$82,618	0.40%	0.42%		0.54%	7.42%
Year Ended October 31, 2012 (f)	$9.53	0.05	0.20	0.25	(0.01)	(0.01)	—	$9.77	2.62%		$8,803	0.40%	0.49%		0.60%	87.25%
Period Ended October 31, 2011 (f)(g)	$10.00	0.01	(0.48)	(0.47)	—	—	—	$9.53	(4.70%	)	$8,580	0.40%	0.40%		0.77%	15.06%

Institutional Class Shares
Six Months Ended April 30, 2014 (f) (Unaudited)	$9.82	0.03	0.23	0.26	(0.11)	(0.11)	—	$9.97	2.71%		$991,044,460	0.40%	0.62%		0.47%	10.68%
Year Ended October 31, 2013 (f)	$9.77	0.04	0.09	0.13	(0.08)	(0.08)	—	$9.82	1.28%		$828,291,318	0.40%	0.43%		0.54%	7.42%
Year Ended October 31, 2012 (f)	$9.53	0.05	0.20	0.25	(0.01)	(0.01)	—	$9.77	2.61%		$186,432,068	0.40%	0.49%		0.61%	87.25%
Period Ended October 31, 2011 (f)(g)	$10.00	0.01	(0.48)	(0.47)	—	—	—	$9.53	(4.70%	)	$165,308,996	0.40%	0.41%		0.76%	15.06%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from July 26, 2011 (commencement of operations) through October 31, 2011.

The accompanying notes are an integral part of these financial statements.

23

Notes to Financial Statements

April 30, 2014 (Unaudited)

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of April 30, 2014, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund) (the “Fund”), a series of the Trust.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The value of the Fund’s portfolio securities is determined in accordance with the procedures described below. Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value

24

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

(“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

25

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

Commodity-linked notes may be valued on the basis of a variety of indicators, including a price provided by an independent pricing service, a valuation provided by the note’s counterparty and/or a valuation based on a subadviser model. These prices and valuations are generally the function of the movement of an underlying commodity index as well as other terms of the applicable contract, including the leverage factor and any fee and/or interests components of the note. Commodity-linked notes are categorized as Level 2 investments within the hierarchy.

Valuation of various derivatives used by the Fund is discussed below in Notes 2d through 2g.

The following table provides a summary of the inputs used to value the Fund’s net assets as of April 30, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Commodity-Linked Notes	$—	$59,832,435	$—	$59,832,435
Common Stocks
Real Estate Investment Trusts (REITs)	61,509,653	29,162,882	—	90,672,535
Real Estate Management & Development	4,925,229	13,541,805	—	18,467,034
Total Common Stocks	$66,434,882	$42,704,687	$—	$109,139,569
Swap Contracts*	516,089	1,404,516	—	1,920,605
Forward Foreign Currency Contracts	—	1,660,983	—	1,660,983
Futures Contracts	1,857,746	—	—	1,857,746
Mutual Funds	393,149,613	—	—	393,149,613
Repurchase Agreement	—	1,285,350	—	1,285,350
U.S. Treasury Bonds	—	24,912,844	—	24,912,844
U.S. Treasury Notes	—	389,241,350	—	389,241,350
Total Assets	$461,958,330	$521,042,165	$—	$983,000,495
Liabilities:
Swap Contracts*	(33,670)	(10,704,701)	—	(10,738,371)
Forward Foreign Currency Contracts	—	(27,083)	—	(27,083)
Futures Contracts	(496,281)	—	—	(496,281)
Total Liabilities	$(529,951)	$(10,731,784)	$—	$(11,261,735)
Total	$461,428,379	$510,310,381	$—	$971,738,760

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	Swap contracts are included in the table at value, with the exception of centrally cleared and equity swap contracts which are included in the table at unrealized appreciation/(depreciation).

During the six months ended April 30, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Cash Overdraft

As of April 30, 2014, the Fund had an overdrawn balance of $192,989 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 4.

26

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between interest or dividends, receivables and payables for investments sold or purchased, forward foreign currency contracts and foreign cash recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid, are included in net realized gain or loss from foreign currency transactions and net change in unrealized appreciation/(depreciation) from the translation of assets and liabilities denominated in foreign currencies.

(d)	Commodity-Linked Notes

The Fund invests in commodity-linked notes to gain exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodity futures contracts. The value of commodity-linked notes may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or changes in the underlying commodity or related commodity index. Because commodity-linked notes are often leveraged, their values may be more volatile than the underlying index. Certain commodity-linked notes may be illiquid. In addition to the performance of commodities, other factors that can affect the value of commodity-linked notes include liquidity, quality, and maturity. The notes are subject to prepayment, credit, and interest rate risk. Because of the relatively small number of issuers, the Fund’s investment in commodity-linked notes will also be subject to counterparty risk, which is the risk that the issuer of the commodity-linked note will not fulfill its contractual obligations. If the underlying index declines from the entrance date by an amount specified in the note, the note may be automatically redeemed. The Fund can request prepayment from the issuer at any time. The Fund records a realized gain or loss when a note matures or is sold.

(e)	Options

The Fund purchased call options and wrote put options on foreign indices, and entered into closing transactions with respect to such options to terminate existing positions. Such call and put option investments are utilized to replicate the performance of an index. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the strike price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value. The Fund segregates liquid assets to cover its obligations under its option contracts.

When the Fund writes an option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds from or offset against amounts paid on the underlying transaction to determine the realized gain or loss on such underlying transaction. When the Fund writes an option, it has no control over whether the option will be exercised, and as a result bears the risk of an unfavorable change in the price of the instrument underlying the written option. Writing options entails the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market.

27

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, and otherwise at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position reflects, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. The Fund uses only American-style options, which can be exercised at any time prior to the expiration date of the option. This is in contrast to European-style options which can only be exercised at expiration of the option.

The Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

If the Fund is unable to effect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between options and the securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than options written by the Fund) expose the Fund to counterparty risk. To the extent required by Securities Exchange Commission (“SEC”) guidelines, the Fund will not enter into any options transactions unless it owns either (i) an offsetting (“covered”) position in securities, other options, or futures or (ii) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. The Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with other eligible assets. As a result, the commitment of a large portion of the Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Fund’s written options contracts are disclosed in the Statement of Assets and Liabilities under “Written options, at value” and in the Statement of Operations under “Net realized gains/losses from written option transactions” and “Net change in unrealized appreciation/(depreciation) from written options.”

The Fund’s purchased options are disclosed in the Statement of Assets and Liabilities under “Investments, at value” and in the Statement of Operations under “Net realized gains/losses from investment transactions” and “Net change in unrealized appreciation/(depreciation) from investments.”

28

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

Transactions in written options during the six months ended April 30, 2014

Put Options
	Number of Contracts	Premiums
Balance at 10/31/13	232	$—
Written	—	—
Terminated in closing purchase transactions	(232)	—
Expirations	—	—
Exercised	—	—
Balance as of 04/30/14	—	$—

Amounts designated as “—” are zero or have been rounded to zero.

At April 30, 2014, the Fund had no open option contracts.

(f)	Swap Contracts

Credit Default Swaps.  The Fund entered into credit default swap contracts during the six months ended April 30, 2014. Swap contracts are either privately negotiated agreements between the Fund and a counterparty or traded through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. The Fund uses credit default swap contracts to create synthetic long exposure to domestic indices and sovereign debt securities. The Fund segregates liquid assets to cover its obligations under its credit default swap contracts. Upfront premiums received or paid at the beginning of the initiation period are included in the Statement of Assets and Liabilities under “Swap contracts, at value.” These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon maturity or termination of the swap.

As the seller in a credit default swap contract, the Fund receives from the counterparty a periodic stream of payments over the term of the contract, provided that no credit event or default (or similar event) occurs. However, the Fund is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, if no credit event or default (or similar event) occurs, the Fund keeps the stream of payments and would have no payment of obligations.

If a credit event or default (or similar event) occurs, the Fund either (i) pays to the counterparty an amount equal to the notional amount of the swap and takes delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pays the counterparty a net settlement amount in the form of cash or securities to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. By selling a credit default swap contract, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

Credit default swaps on sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. The Fund uses credit default swaps on sovereign issues to take a long position to replicate performance of a particular security.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices include high-yield securities. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default,

29

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

the credit event is settled based on the name’s weight in the index. For most indices, each name has an equal weight in the index. The composition of the indices changes periodically. The use of credit default swaps on indices is often less expensive than it would be to buy many issuer-specific credit default swaps to achieve a similar effect.

Credit default swaps are marked-to-market daily based on valuations from independent pricing services. Pricing services utilize comparisons to two valuation sources. If the valuations differ by more than 100 basis points against the notional amount, further investigation with the pricing services takes place. Credit default swaps are generally categorized as Level 2 investments within the hierarchy.

Implied credit spreads are utilized in determining the market value of credit default swap agreements on sovereign issues and credit indices, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Implied credit spreads utilized in valuing the Fund’s investments as of April 30, 2014 are disclosed in the Statement of Investments. The implied credit spread of a particular referenced entity reflects the cost of selling protection on such entity’s debt, and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting value serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as credit derivatives. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Upon entering into a swap contract, the Fund may be required to pledge to the counterparty an initial margin deposit of cash and/or other assets. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the centrally cleared swap contract, and are recognized by the Fund as unrealized gains or losses.

Equity Swaps.  The Fund entered into equity swap contracts to gain exposure to a market, index, or issuer without owning or taking physical custody of securities. The counterparty to an equity swap contract is a financial institution. The Fund’s equity swap contracts are structured in a manner in which the counterparty and the Fund each agree to pay the other party the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in the particular indices. The Fund has segregated liquid assets to cover its obligations under the equity swap contracts.

The Fund entered into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments are made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are valued at the last quoted sales price on the valuation date and are generally categorized as Level 1 investments within the hierarchy.

The Fund’s swap agreements are disclosed in the Statement of Assets and Liabilities under “Swap contracts, at value” and in the Statement of Operations under “Net realized gains/losses from swap transactions” and “Net change in unrealized appreciation/(depreciation) from swap contracts”.

30

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

(g)	Futures Contracts

The Fund is subject to equity price and interest rate risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the value of equities and interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

(h)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into forward foreign currency contracts to gain exposure to certain currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/ (depreciation) on forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

31

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of April 30, 2014:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of April 30, 2014

Assets:	Statement of Assets and Liabilities	Fair Value
Swap Contracts(a)
Credit risk	Swap contracts, at value	$1,404,516
Equity risk	Swap contracts, at value	516,089
Futures Contracts(b)
Equity risk	Unrealized appreciation from futures contracts	652,407
Interest rate risk	Unrealized appreciation from futures contracts	1,205,339
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	1,660,983
Total		$5,439,334
Liabilities:
Swap Contracts(a)
Credit risk	Swap contracts, at value	$(10,704,701)
Equity risk	Swap contracts, at value	(33,670)
Futures Contracts(b)
Equity risk	Unrealized depreciation from futures contracts	(496,281)
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	(27,083)
Total		$(11,261,735)
(a)	Swap contracts are included in the table at value, with the exception of centrally cleared and equity swap contracts which are included in the table at unrealized appreciation/(depreciation). For centrally cleared swaps, only the variation margin on swap contracts is reported in the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2014

Realized Gain/(Loss):	Total
Purchased Options(a)
Equity risk	$49,799
Written Options
Equity risk	(301,516)
Swap Contracts
Credit risk	10,018,030
Equity risk	(2,560,077)
Futures Contracts
Equity risk	535,320
Interest rate risk	4,136,249
Forward Foreign Currency Contracts
Currency risk	191,748
Total	$12,069,553
(a)	Realized gains/(losses) from purchased options are included in “Net realized gains/losses from investment transactions”.

32

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended April 30, 2014

Unrealized Appreciation/(Depreciation):	Total
Purchased Options(a)
Equity risk	$(600,380)
Written Options
Equity risk	343,176
Swap Contracts
Credit risk	(94,299)
Equity risk	47,530
Futures Contracts
Equity risk	(885,775)
Interest rate risk	(1,247,457)
Forward Foreign Currency Contracts
Currency risk	701,279
Total	$(1,735,926)
(a)	Unrealized appreciation/(depreciation) from purchased options is included in “Net change in unrealized appreciation/(depreciation) from investments”.

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund during the six months ended April 30, 2014.

The Fund adopted new accounting guidance that requires the Fund to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. For financial reporting purposes, the Fund presents all financial assets and financial liabilities on a gross basis that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities. Otherwise, adoption of this guidance had no effect on the Fund’s net assets or operations. At April 30, 2014, the futures contracts do not permit the Fund to enforce netting arrangements.

The following tables set forth the Fund’s net exposure by counterparty for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of April 30, 2014:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Swap Contracts	$1,409,690	$—	$1,409,690
Forward Foreign Currency Contracts	1,660,983	—	1,660,983
Total	$3,070,673	$—	$3,070,673

Amounts designated as “—” are zero.

33

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Bank of America Corp.	$43,332	$(43,332)	$—	$—
Credit Suisse International	784,988	(784,988)	—	—
Deutsche Bank AG	517,237	(517,237)	—	—
UBS AG	1,725,116	(90,913)	(230,000)	1,404,203
Total	$3,070,673	$(1,436,470)	$(230,000)	$1,404,203

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities and Derivative Liabilities:

Description	Gross Amounts of Recognized Derivative Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities
Swap Contracts	$(10,738,371)	—	$(10,738,371)
Forward Foreign Currency Contracts	(27,083)	—	(27,083)
Total	$(10,765,454)	$—	$(10,765,454)

Amounts designated as “—” are zero.

Financial Liabilities, Derivative Liabilities and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America Corp.	$(162,446)	$43,332	$119,114	$—
Credit Suisse International	(1,300,556)	784,988	515,568	—
Deutsche Bank AG	(9,211,539)	517,237	8,694,302	—
UBS AG	(90,913)	90,913	—	—
Total	$(10,765,454)	$1,436,470	$9,328,984	$—

Amounts designated as “—” are zero.

(i)	Securities Lending

For the period from April 1, 2014 through April 30, 2014, the Fund entered into securities lending transactions. To generate additional income, the Fund lent their portfolio securities, up to 33 1/3% of the total net assets of the Fund, to brokers, dealers, and other financial institutions. The collateral that a Fund receives may be included in calculating the Fund’s total net assets. The Funds’ securities lending standards and guidelines require that the

34

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. The Fund receives payments from the securities lending agent equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the securities lending agent to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. For the period from November 1, 2013 through March 31, 2014, JPMorgan Chase Bank, N.A. (“JPMorgan”) served as the securities lending agent for the securities lending program for the Fund. The Fund did not enter into any securities lending transactions with JPMorgan for the period from November 1, 2013 through March 31, 2014. Effective April 1, 2014, Brown Brothers Harriman & Co. (“BBH”) serves as the primary securities lending agent for the securities lending program of the Fund. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee. Information on the investment of cash collateral is shown in the Statement of Investments.

Effective April 1, 2014, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement between the Fund and BBH.

At April 30, 2014, the BBH Securities Lending Agreement does not permit the Fund to enforce a netting arrangement.

(j)	Repurchase Agreements

From April 1, 2014 through April 30, 2014, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission, transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For joint repurchase agreements, BBH takes possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At April 30, 2014, the repo on a gross basis was as follows:

Royal Bank of Canada, 0.03%, dated 04/30/14, due 05/01/14, repurchase price $189,900,158, collateralized by a U.S. Treasury Note, 0.63%, maturing 08/31/17; total market value $196,478,000.

Please refer to the Statement of Investments for the Fund’s undivided interest in the joint repurchase agreement and related collateral.

At April 30, 2014, the BBH Repurchase Agreement does permit the Fund to enforce a netting arrangement.

35

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

(k)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Fund’s Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities. These characterizations are reflected in the accompanying financial statements.

(l)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(m)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax

36

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last four tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(n)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Goldman Sachs Asset Management, L.P. (the “Subadviser”) as the subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended April 30, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All Assets	0.40%

For the six months ended April 30, 2014, the Fund’s effective advisory fee rate was 0.40%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.40% for all share classes until February 28, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement

37

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of April 30, 2014, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Period Ended October 31, 2011 Amount(a)	Fiscal Year 2012 Amount	Fiscal Year 2013 Amount	Six Months Ended April 30, 2014 Amount	Total
$159,203	$378,975	$347,963	$275,266	$1,161,407
(a)	For the period from July 26, 2011 (commencement of operations) through October 31, 2011.

During the six months ended April 30, 2014, no amount was reimbursed by the Fund to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended April 30, 2014, NFM received $143,052 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended April 30, 2014, the Fund’s portion of such costs amounted to $1,681.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class A shares and 1.00% of Class C shares of the Fund.

38

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Fund in the continuous distribution of its shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Fund. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Fund. During the six months ended April 30, 2014, Class A sales charges ranged from 0.00% to 2.25% based on the amount of the purchase. During the six months ended April 30, 2014, the Fund imposed front-end sales charges of $12,074.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. These fees may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. During the six months ended April 30, 2014, applicable Class A CDSCs were 0.75% based on the original purchase price or the current market value of the shares being redeemed. Class C CDSCs were 1.00% based on the original purchase price or the current market value of the shares being redeemed. During the six months ended April 30, 2014, the Fund imposed CDSCs of $15.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A shares of the Fund. Effective March 1, 2014, Class C shares began charging administrative servicing fees. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class C shares of the Fund.

During the six months ended April 30, 2014, NFS earned $296 in administrative services fees from the Fund.

During the six months ended April 30, 2014, the effective rate for administrative services fees that NFS earned from Class A and Class C were 0.05% and 0.02%, respectively.

As of April 30, 2014, NFA or its affiliates directly held 99.82% of the outstanding shares of the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan, The Bank of New York Mellon, Wells Fargo Bank National Association, and U.S. Bank National Association, permitting the Trust to borrow up to $100,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 17, 2014. There were no borrowings under the line of credit during the six months ended April 30, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the six months ended April 30, 2014, the Fund had purchases of $159,460,596 and sales of $54,738,760 (excluding short-term securities).

For the six months ended April 30, 2014, the Fund had purchases of $98,377,998 and sales of $5,071,885 of U.S. Government securities.

39

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Derivatives

Derivatives may be volatile and may involve significant risks. A derivative or its underlying security, commodity, measure or other instrument may not perform as expected. Certain derivatives may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for significant losses, including a loss that may be greater than the amount invested. Derivatives may also present default risk because the counterparty to a derivatives contract may fail to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position.

Futures.  The prices of futures contracts are typically more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying a futures contract can cause disproportionately larger losses to the Fund. Futures may experience periods when they are less liquid than stocks, bonds or other investments.

Swaps and Forwards.  Using swaps and forwards can involve greater risks than investing directly in the underlying securities or assets. Swaps and forwards often involve leverage, increasing their price volatility relative to changes in the price of the underlying asset. Currently there is no central exchange or market for swap and forward contracts, and therefore they are less liquid than exchange-traded instruments. If a swap or forward counterparty fails to meet its obligations under the contract, the Fund may lose money.

Commodity-Linked Notes.  Commodity-linked notes are subject to the risk that the counterparty will fail to meet its obligations, as well as to the risk that the commodity or commodity index underlying a note may change in value. Commodity-linked notes often are leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. In addition, because they are debt securities, commodity-linked notes are subject to risks typically associated with fixed-income securities, such as movements in interest rates, the time remaining until maturity and the creditworthiness of the issuer. A liquid

40

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

secondary market may not exist for certain commodity-linked notes, making it difficult for the Fund to sell them at the desired time at an acceptable price.

Other

The Fund, along with certain series of Nationwide Variable Insurance Trust, invest through an omnibus account at JPMorgan any un-invested cash on a daily basis in the Fidelity Institutional Money Market Fund. As with investments in any money market fund, the Fund’s investments of cash in the Fidelity Institutional Money Market Fund are neither guaranteed nor insured, and shares of the Fidelity Institutional Money Market Fund may decline in value, causing losses to the Fund.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Other

As of April 30, 2014, the Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders) which held more than 10% of the total shares outstanding of the Fund. The Fund had 3 accounts holding 64.39% of the total outstanding shares of the Fund. Each such account is the account of an affiliated fund.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. During the six months ended April 30, 2014, the Fund recaptured $0 of brokerage commissions.

10.  Federal Tax Information

As of April 30, 2014, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$968,519,721	$14,275,057	$(5,233,617)	$9,041,440

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

41

Supplemental Information

April 30, 2014 (Unaudited)

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreements”) with its Investment Adviser (the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund” and collectively the “Funds”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance and the services and support provided to the Fund and its shareholders.

In January 2014, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the January 2014 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Trustees also met in executive session with Independent Legal Counsel to consider the continuation of the Advisory Agreements outside the presence of management.

In preparation for the January 2014 meeting, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

—	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

—

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2013) compared with performance universes created by Lipper of similar or peer group funds and (b) expense rankings comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds;

—	Information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple periods ended August 31, 2013) compared with the Fund’s benchmark and Lipper categories;

—

Information regarding fee arrangements, including the structure of the advisory fees, the method of computing fees and the frequency of payment of fees; voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation; and information regarding payments to financial intermediaries; and

—	Information from the Adviser regarding economies of scale and breakpoints.

In considering this information, the Trustees took into account, among other things, management style and investment strategies. In evaluating the Advisory Agreements, the Trustees also reviewed information provided by the Adviser concerning the following:

—	The terms of the Advisory Agreements and a summary of the services performed by the Adviser;

—

The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment management, economic and financial analysis, and its asset allocation methodology;

—	The Adviser’s personnel and methods, including the education, experience of key personnel, and the number of its advisory and analytical personnel; general information about the compensation of the

42

Supplemental Information (Continued)

April 30, 2014 (Unaudited)

Adviser’s advisory personnel; the Adviser’s investment management process; the Adviser’s risk assessment and risk management capabilities; the Adviser’s valuation and valuation oversight capabilities; time and attention of the Adviser’s personnel devoted to the management of the Funds; and adequacy and sophistication of technology and systems with respect to investment and administrative matters;

—	Litigation pending, threatened or settled involving the Adviser, and any ongoing or completed audits, investigations or examinations by the Securities and Exchange Commission;

—	The financial condition and stability of the Adviser, including financial arrangements between the Adviser and the Adviser’s parent organization; and

—

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent.

At the January 2014 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel, and Independent Legal Counsel, among other things, the information described above, and information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, and portfolio turnover rates; and the effect of advisory and other fees on the Funds’ total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds. Management also reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the Fund and the bases for that recommendation. The Trustees considered information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

The Trustees considered that the Nationwide Alternatives Allocation Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for Institutional Class shares each ranked within the first quintile of the Fund’s expense group. The Trustees also noted that, because Nationwide Alternatives Allocation Fund had begun operations less than three years ago, they would be unable to evaluate the Fund’s three-year performance record. The Trustees considered that the Fund’s Institutional Class shares had achieved a level of total return performance in the fifth quintile of the funds in its performance universe for the two-year period ended August 31, 2013. The Trustees noted that there are seven asset classes represented within the Fund, and that the Fund’s asset allocation was determined by management in light of management’s long-term investment views and the Fund’s investment thesis. The Trustees considered management’s statements that performance over the trailing two years was marked by the prolonged poor performance of commodities and emerging market stocks, especially relative to US large cap, mid cap and small cap stocks which posted double-digit positive returns. The Trustees noted management’s statement that the performance of international developed market bonds, an asset class in which the Fund invests, significantly trailed the performance of many other global fixed income sectors. The Trustees considered, however, management’s statements that the Fund performed as management had anticipated, in light of management’s decision to allocate the Fund’s assets to those sleeves, and that all seven of the Fund’s underlying index-replicating sleeves had tracked the corresponding index returns within their specified tracking error bands, and that the Fund had, in fact, outperformed the indices in the aggregate by 42 basis points. The Trustees also considered management’s statement that Lipper has placed the Fund in the Global Flexible Portfolio Funds category which consists of funds that have, on average, very different portfolio holdings than the Alternatives Allocation Fund.

At the March 2014 Board meeting, the Trustees received and considered information provided by the Adviser in follow-up from the January 2014 Board meeting. After extensive discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, the Trustees concluded the following:

—	The investment performance of the Fund was acceptable in light of the Fund’s design.

43

Supplemental Information (Continued)

April 30, 2014 (Unaudited)

—	The nature, extent, and quality of the investment advisory services provided to the Fund by the Adviser were appropriate and consistent with the terms of the Advisory Agreements; and

—

The cost of services provided by NFA to the Fund appeared reasonable in relation to the services and benefits provided to the Fund and the level of profitability to NFA of its contractual arrangements with the Fund did not appear so high as to call into question the appropriateness of the fees paid to NFA by the Fund or otherwise to preclude the proposed continuation of the agreements for the Fund.

The Trustees determined that specific changes to the Fund’s investment advisory arrangements were not necessary at that time to increase the extent to which any economies of scale are shared between the Adviser and the Fund, but determined to continue to review ways, and the extent to which, economies of scale might be shared between the Adviser and shareholders of the Fund.

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

44

Management Information

April 30, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

45

Management Information (Continued)

April 30, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	117	None

46

Management Information (Continued)

April 30, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

47

Management Information (Continued)

April 30, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

48

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM: An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) 1-Year Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of 12-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity.

BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of six-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the rebalancing date.

BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch (BofAML) U.S. High Yield Cash Pay Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade, fixed-rate, publicly issued, non-convertible, coupon-bearing corporate debt with a remaining maturity of at least one year. Each issue represented must have an outstanding par value of at least $50 million, must be less than BBB/Baa3-rated but not in default, and is restricted to a maximum of 2% of the total index.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

49

Market Index Definitions (con’t.)

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets.

MSCI World ex USA Index: An unmanaged index that measures the equity market performance of developed-market countries excluding the United States; covers approximately 85% of the free float-adjusted market capitalization in each country, capturing large-cap and mid-cap representation.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

50

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

51

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS).

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC.

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

© 2014 Nationwide Funds Group. All rights reserved.

SAR-PC 6/14

Semiannual Report

April 30, 2014 (Unaudited)

Nationwide Mutual Funds

Target Destination Funds

Nationwide Destination 2010 Fund

Nationwide Destination 2015 Fund

Nationwide Destination 2020 Fund

Nationwide Destination 2025 Fund

Nationwide Destination 2030 Fund

Nationwide Destination 2035 Fund

Nationwide Destination 2040 Fund

Nationwide Destination 2045 Fund

Nationwide Destination 2050 Fund

Nationwide Destination 2055 Fund

Nationwide Retirement Income Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Semiannual Report

Nationwide Funds®

Message to Shareholders

April 30, 2014

Dear Shareholder,

This spring about 1.6 million college seniors will be awarded their degrees. Perhaps you know a special member of the Class of 2014. With crisp diplomas in hand, these newly minted graduates are members of the tech-savvy Millennial generation, Americans born between 1978 and 1994.

Now ages 20 to 36, Millennials are a diverse, generally optimistic, service-conscious group with far-reaching social network contacts at their fingertips and an endless capacity for real-time electronic communications. Most Millennials don’t remember a pre-digital world, but all of them remember the events of September 11, 2001. They face a challenging post-Great Recession economy and many are beginning their careers with large college loans to repay.

The graduates in the Class of 2014 have learned a lot, but what they may not know is that they need to start making financial plans for retirement now. A recent study by the FINRA Investor Education Foundation reports that while Millennials are the most-educated generation in American history, they show very low levels of financial literacy. Just 24% of Millennials tested were able to correctly answer at least four questions of a basic five-question financial literacy quiz.*

Nationwide is committed to helping all Americans prepare for and live in retirement. We encourage investors from every generation and at each stage of life to continue to learn and seek empowerment through knowledge and advice. Each quarter we include our shareholder education newsletter, the Nationwide Funds Investor, mailed with your statement. Designed to provide basic investment concepts and trends, this is just one of hundreds of publications available for today’s investors of all levels to increase their investment knowledge.

Albert Einstein wisely said, “Wisdom is not a product of schooling but of the lifelong attempt to acquire it.” Please help us spread the word that it is never too early to talk with a financial advisor and begin financial planning for your future.

Never stop learning. Thank you for investing with Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

*	“The Financial Capability of Young Adults — A Generational View,” FINRA Investor Education Foundation, FINRA Foundation Financial Capability Insights, March 2014, Gary R. Mottola, Ph.D.

1

Economic Review

During the six-month reporting period ended April 30, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering an 8.36% return, and nearly all sectors and capitalization ranges showing strong performance for the reporting period. Results for international equities were mixed during the period, with positive developed-market performance offset by negative returns in emerging markets. Fixed-income returns were positive for the period, primarily in the long-term and credit-sensitive segments.

In the United States, investment performance during the period was affected positively by encouraging economic data and the anticipation of continued strong corporate earnings. Equity market returns and bond yields were volatile in response to actions by the Federal Reserve Board to decrease (taper) the asset purchase program, also known as Quantitative Easing (QE), but the expectation of a continued low-interest-rate environment was sufficient to drive equity and bond markets higher.

The S&P 500 Index produced positive performance in five of the six months of the reporting period, with the only negative monthly return, -3.46%, registered during January. The brief downturn was more than offset by a 4.57% return in February.

The best-performing sectors for the S&P 500 Index during the reporting period were utilities, up 13.1%; technology, up 11.2%; and health care, up 11.2%. Utilities and technology benefited from a strong earnings environment, while health care rallied in reaction to excitement surrounding new products. The weakest sectors during the reporting period were telecommunications, with -1.7%; consumer discretionary, with 1.6%; and consumer staples, with 5.8%. These three sectors were affected by company-specific events and a general preference among investors for economically cyclical exposure.

The strong performance in U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and value outperforming growth.

U.S. economic activity decelerated during the reporting period, with fourth-quarter 2013 real gross domestic product (GDP) growth of 2.6% falling in the first quarter of 2014 to 0.1% (tied for the second-lowest growth since the end of the economic recession in 2009). Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) remaining below 2%. Despite job-creation levels coming in lower than during many past recoveries, the unemployment rate continued to decline during the reporting period, falling from 7.2% to 6.3%.

Throughout the reporting period, the performance of international stocks continued to be positive, but weaker relative to U.S. stocks. Investors’ focus was on uncertainty surrounding actions by Russia with regard to Crimea, and the potential for conflict with Ukraine. In addition, sluggish European economic growth and worries about a U.S. tapering depressed relative returns during the period. In Asia, returns were relatively weak overall; Japan was slightly positive and countries in the region other than Japan were slightly negative. Emerging market stocks were weak on concerns about slowing economic growth in China and political tensions between Russia and Ukraine.

Performance in the fixed-income markets was driven by stabilization in interest rates during the reporting period. Long-term Treasury yields rose from 2.56% to 2.65% during the reporting period, with interest rates little changed since July 2013 following an increase of nearly 1% between May and July of 2013. Fixed-income returns were positive, as investors absorbed the news that the Fed will begin to taper the QE program. Long-term and credit-sensitive bonds delivered the strongest performance during the reporting period.

2

Economic Review (con’t.)

Index	Six-Month Total Return (as of April 30, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.40%
Barclays U.S. 10-20 Year Treasury Bond	2.13%
Barclays Emerging Markets USD Aggregate Bond	2.96%
Barclays Municipal Bond	4.08%
Barclays U.S. Aggregate Bond	1.74%
Barclays U.S. Corporate High Yield	4.72%
MSCI Emerging Markets®	-2.98%
MSCI World ex USA	4.51%
Russell 1000® Growth	6.95%
Russell 1000® Value	9.61%
Russell 2000®	3.08%
S&P 500®	8.36%

3

Fund Commentary	Nationwide Destination 2010 Fund

For the semiannual period ended April 30, 2014, the Nationwide Destination 2010 Fund (Class R) returned 2.95% versus 4.07% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2010 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2010 Funds (consisting of 142 funds as of April 30, 2014) was 3.32% for the same time period.

The Fund’s return for the six-month period covered in this report was driven primarily by positive absolute returns from the Fund’s equity investments in the U.S. and in foreign developed market countries, which together represented about 45% of the Fund’s allocations and contributed significantly to the Fund’s positive performance during the reporting period. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains generally exceeding those of stocks in international markets. Specifically, during the reporting period the S&P 500® Index (representing large-cap U.S. stocks) rose 8.36%, the S&P MidCap 400® Index (mid-cap U.S. stocks) increased 5.9%, and the Russell 2000® Index (small-cap U.S. stocks) gained 3.1%. During the reporting period, the U.S. Federal Reserve (Fed) began to reduce its monthly purchases of assets (known as quantitative easing, or QE) as a result of improving U.S. economic signals.

The equity markets within foreign developed market countries (as distinguished from emerging market countries) generally posted positive returns during the reporting period as well. The MSCI EAFE® Index (representing international developed market equities) posted a gain of 4.4% during the reporting period. Concerns about the Fed’s tapering (reduction of QE) and heightened risk in emerging markets posed slight headwinds to the performance of the international markets during the reporting period.

The Fund’s return also was supported by positive returns from the Fund’s investments in intermediate-term, investment-grade U.S. fixed-income bonds. The Barclays U.S. Aggregate Bond Index (representing a broad spectrum of such bonds) posted a return of 1.74% during the reporting period, aided by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.03% at the end of calendar 2013 to 2.65% at the end of April 2014. During the four-month period from January 1, 2014, through April 30, 2014, the interest rate on the 10-year Treasury dropped as low as 2.58% at the beginning of February following the Fed’s announcement that it would reduce asset purchases (QE). The drop in rates during the latter part of the four-month period, combined with a flattening of the overall yield curve, resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade U.S. fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low during the six-month reporting period.

The return from the Fund’s investment in the underlying Nationwide S&P 500® Index Fund made this holding the largest contributor to the Fund’s return during the reporting period, as shown in the table below.

All of the Fund’s underlying funds posted absolute positive returns during the reporting period. The Fund’s investment in the underlying iShares 1-3 Year Credit Bond ETF, however, which was relatively small, posted a 0.63% return and thus contributed the least to the Fund’s overall positive return during the reporting period. Relative underperformance versus the benchmark resulted from differences in asset allocation between the Fund’s underlying funds and the benchmark.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*, Nationwide Fund Advisors

*	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more aggressive investments to more conservative investments based on its target date. An investment in the

4

Fund Commentary (con’t.)	Nationwide Destination 2010 Fund

Fund is not guaranteed at any time, including on or after its target date. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2010 Fund

(April 30, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide Bond Index Fund Institutional Class	26%	0.46%
Nationwide S&P 500 Index Fund Institutional Class	15%	1.23%
Nationwide International Index Fund Institutional Class	14%	0.66%
Nationwide Portfolio Completion Fund Institutional Class	10%	0.27%
iShares Intermediate Credit Bond ETF	9%	0.17%
Nationwide Inflation-Protected Securities Fund Institutional Class	9%	0.07%
Nationwide Mid Cap Market Index Fund Institutional Class	8%	0.46%
Nationwide Small Cap Index Fund Institutional Class	4%	0.12%
iShares 1-3 Year Credit Bond ETF	3%	0.02%
iShares iBoxx $ High Yield Corporate Bond ETF	2%	0.08%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2010 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

5

Fund Overview	Nationwide Destination 2010 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	All of the Nationwide Destination 2010 Fund’s underlying funds posted positive returns during the reporting period

•	The return from the Fund’s investment in the underlying Nationwide S&P 500 Index Fund made this holding the largest contributor to the Fund’s return during the reporting period

Asset Allocation†

Fixed Income Funds	48.9%
Equity Funds	40.9%
Alternative Assets	10.0%
Other assets in excess of liabilities	0.2%
100.0%

Top Holdings††

Nationwide Bond Index Fund, Institutional Class	26.0%
Nationwide S&P 500 Index Fund, Institutional Class	15.0%
Nationwide International Index Fund, Institutional Class	14.0%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund), Institutional Class	10.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	9.0%
iShares Intermediate Credit Bond Fund ETF	9.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	8.0%
Nationwide Small Cap Index Fund, Institutional Class	4.0%
iShares 1-3 Year Credit Bond ETF	3.0%
iShares iBoxx High Yield Corporate Bond ETF	2.0%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Percentages indicated are based upon total investments as of April 30, 2014.

6

Fund Performance	Nationwide Destination 2010 Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	Inception
Class A	w/o SC1	3.25%	5.20%	9.18%	2.75%	[2]
	w/SC3	(2.65)%	(0.81)%	7.89%	1.85%	[2]
Class C	w/o SC1	2.87%	4.61%	8.62%	2.17%	[2]
	w/SC4	1.88%	3.61%	8.62%	2.17%	[2]
Class R5,6		2.95%	4.73%	8.86%	2.45%	[2]
Institutional Service Class[5]		3.44%	5.76%	9.73%	3.16%	[2]
Institutional Class[5]		3.55%	5.76%	9.71%	3.21%	[2]
Morningstar® Lifetime Moderate 2010 Index		4.07%	6.77%	11.36%	5.84%
CPI		1.51%	1.95%	2.14%	1.99%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio*
Class A	0.91%
Class C	1.41%
Class R	1.16%
Institutional Services Class	0.66%
Institutional Class	0.41%

*	Current effective prospectus dated March 1, 2014. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

7

Fund Performance (con’t.)	Nationwide Destination 2010 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2010 Fund from inception through 4/30/14 versus the Morningstar Lifetime Moderate 2010 Index and the Consumer Price Index (CPI) from 9/1/07 through 4/30/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Nationwide Destination 2010 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2010 Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14[a]	Expense Ratio During Period (%) 11/01/13 -04/30/14
Class A Shares	Actual	[b]	1,000.00	1,031.30	3.22	0.64
	Hypothetical	[b,c]	1,000.00	1,021.62	3.21	0.64
Class C Shares	Actual	[b]	1,000.00	1,028.70	5.78	1.15
	Hypothetical	[b,c]	1,000.00	1,019.09	5.76	1.15
Class R Shares[d]	Actual	[b]	1,000.00	1,029.50	4.43	0.88
	Hypothetical	[b,c]	1,000.00	1,020.43	4.41	0.88
Institutional Service Class Shares	Actual	[b]	1,000.00	1,034.40	0.66	0.13
	Hypothetical	[b,c]	1,000.00	1,024.15	0.65	0.13
Institutional Class Shares	Actual	[b]	1,000.00	1,035.50	0.66	0.13
	Hypothetical	[b,c]	1,000.00	1,024.15	0.65	0.13

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

d	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

9

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Destination 2010 Fund

Mutual Funds 85.9%

	Shares	Market Value

Alternative Assets 10.0%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund), Institutional Class (a)	300,077	$2,991,766

Total Alternative Assets (cost $2,920,866)		2,991,766

Equity Funds 40.9%
Nationwide International Index Fund, Institutional Class (a)	481,434	4,188,472
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	126,636	2,393,413
Nationwide S&P 500 Index Fund, Institutional Class (a)	310,349	4,487,648
Nationwide Small Cap Index Fund, Institutional Class (a)	78,783	1,196,706

Total Equity Funds (cost $10,357,026)		12,266,239

Fixed Income Funds 35.0%
Nationwide Bond Index Fund, Institutional Class (a)	697,198	7,794,672
Nationwide Inflation-Protected Securities Fund, Institutional Class* (a)	283,132	2,692,589

Total Fixed Income Funds (cost $10,555,389)		10,487,261

Total Mutual Funds (cost $23,833,281)		25,745,266

Exchange Traded Funds 13.9%
Fixed Income Funds 13.9%
iShares 1-3 Year Credit Bond ETF	8,473	893,986
iShares iBoxx $ High Yield Corporate Bond ETF	6,322	596,418
iShares Intermediate Credit Bond Fund ETF	24,485	2,683,066

Total Exchange Traded Funds (cost $4,120,627)		4,173,470

Total Investments (cost $27,953,908) (b) — 99.8%		29,918,736

Other assets in excess of liabilities — 0.2%		50,854

NET ASSETS — 100.0%		$29,969,590

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Destination 2010 Fund
Assets:
Investments in affiliates, at value (cost $23,833,281)	$25,745,266
Investments in non-affiliates, at value (cost $4,120,627)	4,173,470

Total Investments, at value (total cost $27,953,908)	29,918,736

Cash	29,283
Receivable for investments sold	14,909
Receivable for capital shares issued	111,556

Total Assets	30,074,484

Liabilities:
Payable for investments purchased	86,372
Payable for capital shares redeemed	16
Accrued expenses and other payables:
Investment advisory fees	3,214
Distribution fees	9,188
Administrative servicing fees	5,986
Trustee fees (Note 3)	19
Professional fees (Note 3)	99

Total Liabilities	104,894

Net Assets	$29,969,590

Represented by:
Capital	$27,464,453
Accumulated distributions in excess of net investment income	(8,864)
Accumulated net realized gains from affiliated and non-affiliated investments	549,173
Net unrealized appreciation/(depreciation) from investments in affiliates	1,911,985
Net unrealized appreciation/(depreciation) from investments in non-affiliates	52,843

Net Assets	$29,969,590

11

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide Destination 2010 Fund
Net Assets:
Class A Shares	$4,621,033
Class C Shares	1,493,947
Class R Shares	17,356,196
Institutional Service Class Shares	22,408
Institutional Class Shares	6,476,006

Total	$29,969,590

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	513,165
Class C Shares	167,104
Class R Shares	1,933,924
Institutional Service Class Shares	2,488
Institutional Class Shares	718,341

Total	3,335,022

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.00
Class C Shares (b)	$8.94
Class R Shares	$8.97
Institutional Service Class Shares	$9.01
Institutional Class Shares	$9.02
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.55

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Destination 2010 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$318,766
Dividend income from non-affiliates	31,120

Total Income	349,886

EXPENSES:
Investment advisory fees	20,003
Distribution fees Class A	8,785
Distribution fees Class C	6,798
Distribution fees Class R (a)	40,865
Distribution fees Class R1 (b)	4,085
Administrative servicing fees Class A	8,785
Administrative servicing fees Class C	90
Administrative servicing fees Class R (a)	20,432
Administrative servicing fees Class R1 (b)	1,571
Professional fees (Note 3)	89
Trustee fees (Note 3)	513

Total Expenses	112,016

NET INVESTMENT INCOME	237,870

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	711,216
Net realized gains from investment transactions with affiliates	321,402
Net realized gains from investment transactions with non-affiliates	2,596

Net realized gains from affiliated and non-affiliated investments	1,035,214

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(374,837)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	49,060

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(325,777)

Net realized/unrealized gains from affiliated and non-affiliated investments	709,437

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$947,307

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

(b) Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	Nationwide Destination 2010 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net investment income	$237,870	$303,677
Net realized gains from affiliated and non-affiliated investments	1,035,214	983,090
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(325,777)	1,504,276

Change in net assets resulting from operations	947,307	2,791,043

Distributions to Shareholders From:
Net investment income:
Class A	(69,786)	(91,031)
Class C	(10,174)	(7,593)
Class R (a)	(132,897)	(130,722)
Class R1 (b)	(14,661)	(14,251)
Institutional Service Class	(260)	(83)
Institutional Class	(52,806)	(58,954)
Net realized gains:
Class A	(233,229)	(212,072)
Class C	(39,936)	(26,928)
Class R (a)	(463,812)	(407,077)
Class R1 (b)	(60,938)	(50,284)
Institutional Service Class	(628)	(29)
Institutional Class	(116,521)	(84,987)

Change in net assets from shareholder distributions	(1,195,648)	(1,084,011)

Change in net assets from capital transactions	(2,216,065)	(2,697,436)

Change in net assets	(2,464,406)	(990,404)

Net Assets:
Beginning of period	32,433,996	33,424,400

End of period	$29,969,590	$32,433,996

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(8,864)	$33,850

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$840,441	$4,908,657
Dividends reinvested	303,015	303,103
Cost of shares redeemed	(4,708,094)	(7,390,740)

Total Class A Shares	(3,564,638)	(2,178,980)

Class C Shares
Proceeds from shares issued	100,000	301,893
Dividends reinvested	49,956	34,521
Cost of shares redeemed	(14,317)	(1,334)

Total Class C Shares	135,639	335,080

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

14

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2010 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$2,911,809	$3,365,517
Dividends reinvested	596,709	537,799
Cost of shares redeemed	(2,606,653)	(5,188,386)

Total Class R Shares	901,865	(1,285,070)

Class R1 Shares (b)
Proceeds from shares issued	72,869	576,246
Dividends reinvested	75,599	64,535
Cost of shares redeemed	(2,185,284)	(641,875)

Total Class R1 Shares	(2,036,816)	(1,094)

Institutional Service Class Shares
Proceeds from shares issued	–	367,762
Dividends reinvested	888	112
Cost of shares redeemed	(410)	(347,992)

Total Institutional Service Class Shares	478	19,882

Institutional Class Shares
Proceeds from shares issued	3,405,724	2,317,067
Dividends reinvested	169,327	143,941
Cost of shares redeemed	(1,227,644)	(2,048,262)

Total Institutional Class Shares	2,347,407	412,746

Change in net assets from capital transactions	$(2,216,065)	$(2,697,436)

SHARE TRANSACTIONS:
Class A Shares
Issued	94,137	558,922
Reinvested	34,577	35,669
Redeemed	(526,205)	(837,490)

Total Class A Shares	(397,491)	(242,899)

Class C Shares
Issued	11,219	34,597
Reinvested	5,734	4,081
Redeemed	(1,644)	(155)

Total Class C Shares	15,309	38,523

Class R Shares (a)
Issued	327,987	386,222
Reinvested	68,236	63,490
Redeemed	(292,614)	(594,127)

Total Class R Shares	103,609	(144,415)

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

15

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2010 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	8,130	66,011
Reinvested	8,660	7,610
Redeemed	(246,951)	(73,971)

Total Class R1 Shares	(230,161)	(350)

Institutional Service Class Shares
Issued	–	42,376
Reinvested	101	13
Redeemed	(45)	(40,096)

Total Institutional Service Class Shares	56	2,293

Institutional Class Shares
Issued	379,794	264,109
Reinvested	19,273	16,861
Redeemed	(137,488)	(231,141)

Total Institutional Class Shares	261,579	49,829

Total change in shares	(247,099)	(297,019)

Amounts designated as “-” are zero or have been rounded to zero.

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2010 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$9.07	0.08	0.19	0.27	(0.08)	(0.26)	(0.34)	$9.00	3.13%	(g)	$4,621,033	0.64%	1.73%	0.64%	20.08%
Year Ended October 31, 2013 (e)	$8.63	0.09	0.65	0.74	(0.09)	(0.21)	(0.30)	$9.07	8.73%		$8,257,825	0.63%	1.07%	0.63%	50.61%
Year Ended October 31, 2012 (e)	$8.87	0.07	0.42	0.49	(0.08)	(0.65)	(0.73)	$8.63	6.17%		$9,953,015	0.66%	0.84%	0.66%	81.09%
Year Ended October 31, 2011 (e)	$9.12	0.17	0.01	0.18	(0.17)	(0.26)	(0.43)	$8.87	2.08%		$7,858,531	0.83%	1.92%	0.83%	81.36%
Year Ended October 31, 2010 (e)	$8.30	0.13	0.84	0.97	(0.15)	–	(0.15)	$9.12	11.72%		$8,099,252	0.84%	1.48%	0.84%	34.56%
Year Ended October 31, 2009 (e)	$7.59	0.16	0.77	0.93	(0.18)	(0.04)	(0.22)	$8.30	12.58%		$3,447,411	0.83%	2.10%	0.83%	35.33%

Class C Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$9.02	0.05	0.20	0.25	(0.07)	(0.26)	(0.33)	$8.94	2.87%		$1,493,947	1.15%	1.11%	1.15%	20.08%
Year Ended October 31, 2013 (e)	$8.59	0.04	0.66	0.70	(0.06)	(0.21)	(0.27)	$9.02	8.27%		$1,368,581	1.13%	0.47%	1.13%	50.61%
Year Ended October 31, 2012 (e)	$8.84	0.02	0.43	0.45	(0.05)	(0.65)	(0.70)	$8.59	5.67%		$973,276	1.14%	0.27%	1.14%	81.09%
Year Ended October 31, 2011 (e)	$9.09	0.13	0.01	0.14	(0.13)	(0.26)	(0.39)	$8.84	1.46%		$192,640	1.33%	1.38%	1.33%	81.36%
Year Ended October 31, 2010 (e)	$8.28	0.10	0.82	0.92	(0.11)	–	(0.11)	$9.09	11.24%		$189,659	1.34%	1.14%	1.34%	34.56%
Year Ended October 31, 2009 (e)	$7.58	0.13	0.75	0.88	(0.14)	(0.04)	(0.18)	$8.28	11.87%		$77,251	1.32%	1.62%	1.32%	35.33%

Class R Shares (f)
Six Months Ended April 30, 2014 (e) (Unaudited)	$9.05	0.06	0.19	0.25	(0.07)	(0.26)	(0.33)	$8.97	2.95%		$17,356,196	0.88%	1.35%	0.88%	20.08%
Year Ended October 31, 2013 (e)	$8.61	0.06	0.66	0.72	(0.07)	(0.21)	(0.28)	$9.05	8.47%		$16,555,381	0.88%	0.73%	0.88%	50.61%
Year Ended October 31, 2012 (e)	$8.85	0.05	0.42	0.47	(0.06)	(0.65)	(0.71)	$8.61	5.93%		$16,995,542	0.92%	0.60%	0.92%	81.09%
Year Ended October 31, 2011 (e)	$9.10	0.14	0.02	0.16	(0.15)	(0.26)	(0.41)	$8.85	1.73%		$19,367,799	1.08%	1.59%	1.08%	81.36%
Year Ended October 31, 2010 (e)	$8.28	0.13	0.82	0.95	(0.13)	–	(0.13)	$9.10	11.59%		$17,033,905	1.09%	1.48%	1.09%	34.56%
Year Ended October 31, 2009 (e)	$7.57	0.15	0.75	0.90	(0.15)	(0.04)	(0.19)	$8.28	12.14%		$12,117,057	1.08%	1.97%	1.08%	35.33%

Institutional Service Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$9.08	0.09	0.21	0.30	(0.11)	(0.26)	(0.37)	$9.01	3.44%		$22,408	0.13%	2.12%	0.13%	20.08%
Year Ended October 31, 2013 (e)	$8.63	0.06	0.73	0.79	(0.13)	(0.21)	(0.34)	$9.08	9.40%		$22,075	0.13%	0.65%	0.13%	50.61%
Year Ended October 31, 2012 (e)	$8.86	0.11	0.43	0.54	(0.12)	(0.65)	(0.77)	$8.63	6.80%		$1,199	0.16%	1.33%	0.16%	81.09%
Year Ended October 31, 2011 (e)	$9.11	0.22	0.01	0.23	(0.22)	(0.26)	(0.48)	$8.86	2.48%		$1,125	0.32%	2.38%	0.32%	81.36%
Year Ended October 31, 2010 (e)	$8.30	0.19	0.82	1.01	(0.20)	–	(0.20)	$9.11	12.41%		$1,102	0.36%	2.24%	0.36%	34.56%
Year Ended October 31, 2009 (e)	$7.58	0.20	0.77	0.97	(0.21)	(0.04)	(0.25)	$8.30	12.92%		$888	0.46%	2.67%	0.46%	35.33%

Institutional Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$9.08	0.09	0.22	0.31	(0.11)	(0.26)	(0.37)	$9.02	3.55%		$6,476,006	0.13%	2.01%	0.13%	20.08%
Year Ended October 31, 2013 (e)	$8.64	0.12	0.66	0.78	(0.13)	(0.21)	(0.34)	$9.08	9.26%		$4,149,052	0.13%	1.42%	0.13%	50.61%
Year Ended October 31, 2012 (e)	$8.88	0.11	0.42	0.53	(0.12)	(0.65)	(0.77)	$8.64	6.67%		$3,516,901	0.17%	1.33%	0.17%	81.09%
Year Ended October 31, 2011 (e)	$9.13	0.21	0.02	0.23	(0.22)	(0.26)	(0.48)	$8.88	2.48%		$3,397,195	0.33%	2.33%	0.33%	81.36%
Year Ended October 31, 2010 (e)	$8.31	0.21	0.81	1.02	(0.20)	–	(0.20)	$9.13	12.38%		$3,399,678	0.34%	2.38%	0.34%	34.56%
Year Ended October 31, 2009 (e)	$7.59	0.20	0.77	0.97	(0.21)	(0.04)	(0.25)	$8.31	13.04%		$3,843,872	0.33%	2.65%	0.33%	35.33%

Amounts	designated as "–" are zero or have been rounded to zero.
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

17

Fund Commentary	Nationwide Destination 2015 Fund

For the semiannual period ended April 30, 2014, the Nationwide Destination 2015 Fund (Class R) returned 3.50% versus 4.48% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2015 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2015 Funds (consisting of 162 funds as of April 30, 2014) was 3.59% for the same time period.

The Fund’s return for the six-month period covered in this report was driven primarily by positive absolute returns from the Fund’s equity investments in the U.S. and in foreign developed market countries, which together represented about 54% of the Fund’s allocations and contributed significantly to the Fund’s positive performance during the reporting period. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains generally exceeding those of stocks in international markets. Specifically, during the reporting period the S&P 500® Index (representing large-cap U.S. stocks) rose 8.36%, the S&P MidCap 400® Index (mid-cap U.S. stocks) increased 5.9%, and the Russell 2000® Index (small-cap U.S. stocks) gained 3.1%. During the reporting period, the U.S. Federal Reserve (Fed) began to reduce its monthly purchases of assets (known as quantitative easing, or QE) as a result of improving U.S. economic signals.

The equity markets within foreign developed market countries (as distinguished from emerging market countries) generally posted positive returns during the reporting period as well. The MSCI EAFE® Index (representing international developed market equities) posted a gain of 4.4% during the reporting period. Concerns about the Fed’s tapering (reduction of QE) and heightened risk in emerging markets posed slight headwinds to the performance of the international markets during the reporting period.

The Fund’s return also was supported by positive returns from the Fund’s investments in intermediate-term, investment-grade U.S. fixed-income bonds. The Barclays U.S. Aggregate Bond Index (representing a broad spectrum of such bonds) posted a return of 1.74% during the reporting period, aided by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.03% at the end of calendar 2013 to 2.65% at the end of April 2014. During the four-month period from January 1, 2014, through April 30, 2014, the interest rate on the 10-year Treasury dropped as low as 2.58% at the beginning of February following the Fed’s announcement that it would reduce asset purchases (QE). The drop in rates during the latter part of the four-month period, combined with a flattening of the overall yield curve, resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade U.S. fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low during the six-month reporting period.

The return from the Fund’s investment in the underlying Nationwide S&P 500 Index Fund made this holding the largest contributor to the Fund’s return during the reporting period, as shown in the table below.

All of the Fund’s underlying funds posted absolute positive returns during the reporting period. The Fund’s investment in the underlying iShares 1-3 Year Credit Bond ETF, however, which was relatively small, posted a 0.63% return and thus contributed the least to the Fund’s overall positive return during the reporting period. Relative underperformance versus the benchmark resulted from differences in asset allocation between the Fund’s underlying funds and the benchmark.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*, Nationwide Fund Advisors

*	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more aggressive investments to more conservative investments based on its target date. An investment in the

18

Fund Commentary (con’t.)	Nationwide Destination 2015 Fund

Fund is not guaranteed at any time, including on or after its target date. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2015 Fund

(April 30, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide Bond Index Fund Institutional Class	22%	0.39%
Nationwide S&P 500 Index Fund Institutional Class	18%	1.48%
Nationwide International Index Fund Institutional Class	17%	0.81%
Nationwide Portfolio Completion Fund Institutional Class	12%	0.32%
Nationwide Mid Cap Market Index Fund Institutional Class	9%	0.52%
iShares Intermediate Credit Bond ETF	7%	0.13%
Nationwide Small Cap Index Fund Institutional Class	5%	0.15%
Nationwide Inflation-Protected Securities Fund Institutional Class	5%	0.04%
iShares 1-3 Year Credit Bond ETF	3%	0.02%
iShares iBoxx $ High Yield Corporate Bond ETF	2%	0.08%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2015 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

19

Fund Overview	Nationwide Destination 2015 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	All of the Nationwide Destination 2015 Fund’s underlying funds posted positive returns during the reporting period

•	The return from the Fund’s investment in the underlying Nationwide S&P 500 Index Fund made this holding the largest contributor to the Fund’s return during the reporting period

Asset Allocation†

Equity Funds	49.0%
Fixed Income Funds	39.0%
Alternative Assets	12.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide Bond Index Fund, Institutional Class	22.0%
Nationwide S&P 500 Index Fund, Institutional Class	18.1%
Nationwide International Index Fund, Institutional Class	17.1%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund), Institutional Class	12.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	8.9%
iShares Intermediate Credit Bond ETF	7.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	5.0%
Nationwide Small Cap Index Fund, Institutional Class	4.9%
iShares 1-3 Year Credit Bond ETF	3.0%
iShares iBoxx $ High Yield Corporate Bond ETF	2.0%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2014.

20

Fund Performance	Nationwide Destination 2015 Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	Inception
Class A	w/o SC1	3.59%	6.47%	10.45%	3.45%	[2]
	w/SC3	(2.39)%	0.38%	9.14%	2.53%	[2]
Class C	w/o SC1	3.30%	5.94%	9.89%	2.92%	[2]
	w/SC4	2.30%	4.94%	9.89%	2.92%	[2]
Class R5,6		3.50%	6.25%	10.16%	3.19%	[2]
Institutional Service Class[5]		3.62%	6.74%	10.71%	3.66%	[2]
Institutional Class[5]		3.74%	6.99%	10.98%	3.93%	[2]
Morningstar® Lifetime Moderate 2015 Index		4.48%	7.88%	12.40%	5.81%
CPI		1.51%	1.95%	2.14%	1.99%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio*
Class A	0.91%
Class C	1.42%
Class R	1.16%
Institutional Services Class	0.66%
Institutional Class	0.41%

*	Current effective prospectus dated March 1, 2014. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

21

Fund Performance (con’t.)	Nationwide Destination 2015 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2015 Fund from inception through 4/30/14 versus the Morningstar Lifetime Moderate 2015 Index and the Consumer Price Index (CPI) from 9/1/07 through 4/30/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

22

Shareholder Expense Example	Nationwide Destination 2015 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2015 Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14[a]	Expense Ratio During Period (%) 11/01/13 - 04/30/14[a]
Class A Shares	Actual	[b]	1,000.00	1,035.90	3.18	0.63
	Hypothetical	[b,c]	1,000.00	1,021.67	3.16	0.63
Class C Shares	Actual	[b]	1,000.00	1,033.00	5.75	1.14
	Hypothetical	[b,c]	1,000.00	1,019.14	5.71	1.14
Class R Shares[d]	Actual	[b]	1,000.00	1,035.00	4.44	0.88
	Hypothetical	[b,c]	1,000.00	1,020.43	4.41	0.88
Institutional Service Class Shares	Actual	[b]	1,000.00	1,036.20	1.92	0.38
	Hypothetical	[b,c]	1,000.00	1,022.91	1.91	0.38
Institutional Class Shares	Actual	[b]	1,000.00	1,037.40	0.66	0.13
	Hypothetical	[b,c]	1,000.00	1,024.15	0.65	0.13

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

d	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

23

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Destination 2015 Fund

Mutual Funds 88.0%

	Shares	Market Value

Alternative Assets 12.0%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund), Institutional Class (a)	1,898,542	$18,928,467

Total Alternative Assets (cost $18,377,359)		18,928,467

Equity Funds 49.0%
Nationwide International Index Fund, Institutional Class (a)	3,098,854	26,960,026
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	744,041	14,062,382
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,967,876	28,455,490
Nationwide Small Cap Index Fund, Institutional Class (a)	507,354	7,706,703

Total Equity Funds (cost $61,190,325)		77,184,601

Fixed Income Funds 27.0%
Nationwide Bond Index Fund, Institutional Class (a)	3,097,920	34,634,748
Nationwide Inflation-Protected Securities Fund, Institutional Class* (a)	830,160	7,894,824

Total Fixed Income Funds (cost $43,045,259)		42,529,572

Total Mutual Funds (cost $122,612,943)		138,642,640

Exchange Traded Funds 12.0%
Fixed Income Funds 12.0%
iShares 1-3 Year Credit Bond ETF	45,043	4,752,487
iShares iBoxx $ High Yield Corporate Bond ETF	33,654	3,174,918
iShares Intermediate Credit Bond ETF	100,850	11,051,143

Total Exchange Traded Funds (cost $18,738,793)		18,978,548

Total Investments (cost $141,351,736) (b) — 100.0%		157,621,188

Liabilities in excess of other assets — 0.0%†		(41,846)

NET ASSETS — 100.0%		$157,579,342

*	Denotes a non-income producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.
†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

24

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Destination 2015 Fund
Assets:
Investments in affiliates, at value (cost $122,612,943)	$138,642,640
Investments in non-affiliates, at value (cost $18,738,793)	18,978,548

Total Investments, at value (total cost $141,351,736)	157,621,188

Cash	14,366
Receivable for investments sold	23,399
Receivable for capital shares issued	51,815

Total Assets	157,710,768

Liabilities:
Payable for investments purchased	34,056
Payable for capital shares redeemed	17,759
Accrued expenses and other payables:
Investment advisory fees	16,913
Distribution fees	30,764
Administrative servicing fees	31,678
Trustee fees (Note 3)	57
Professional fees (Note 3)	199

Total Liabilities	131,426

Net Assets	$157,579,342

Represented by:
Capital	$137,868,850
Accumulated distributions in excess of net investment income	(78,937)
Accumulated net realized gains from affiliated and non-affiliated investments	3,519,977
Net unrealized appreciation/(depreciation) from investments in affiliates	16,029,697
Net unrealized appreciation/(depreciation) from investments in non-affiliates	239,755

Net Assets	$157,579,342

25

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide Destination 2015 Fund
Net Assets:
Class A Shares	$26,137,643
Class C Shares	928,676
Class R Shares	59,911,605
Institutional Service Class Shares	45,834,600
Institutional Class Shares	24,766,818

Total	$157,579,342

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,708,191
Class C Shares	96,509
Class R Shares	6,222,632
Institutional Service Class Shares	4,737,486
Institutional Class Shares	2,554,610

Total	16,319,428

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.65
Class C Shares (b)	$9.62
Class R Shares	$9.63
Institutional Service Class Shares	$9.67
Institutional Class Shares	$9.69
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.24

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

26

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Destination 2015 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,730,310
Dividend income from non-affiliates	140,395

Total Income	1,870,705

EXPENSES:
Investment advisory fees	102,040
Distribution fees Class A	36,575
Distribution fees Class C	4,383
Distribution fees Class R (a)	139,274
Distribution fees Class R1 (b)	14,709
Administrative servicing fees Class A	36,575
Administrative servicing fees Class C	15
Administrative servicing fees Class R (a)	69,637
Administrative servicing fees Class R1 (b)	5,657
Administrative servicing fees Institutional Service Class	57,733
Professional fees (Note 3)	650
Trustee fees (Note 3)	2,572

Total Expenses	469,820

NET INVESTMENT INCOME	1,400,885

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	3,906,610
Net realized gains from investment transactions with affiliates	1,349,659
Net realized gains from investment transactions with non-affiliates	6,937

Net realized gains from affiliated and non-affiliated investments	5,263,206

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(1,223,636)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	213,733

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(1,009,903)

Net realized/unrealized gains from affiliated and non-affiliated investments	4,253,303

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,654,188

(a) Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

27

Statements of Changes in Net Assets

	Nationwide Destination 2015 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net investment income	$1,400,885	$1,654,920
Net realized gains from affiliated and non-affiliated investments	5,263,206	3,524,908
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(1,009,903)	10,897,541

Change in net assets resulting from operations	5,654,188	16,077,369

Distributions to Shareholders From:
Net investment income:
Class A	(299,175)	(334,550)
Class C	(6,721)	(5,374)
Class R (a)	(488,146)	(453,521)
Class R1 (b)	(56,379)	(45,514)
Institutional Service Class	(522,130)	(610,092)
Institutional Class	(240,122)	(214,165)
Net realized gains:
Class A	(679,725)	(862,106)
Class C	(18,459)	(22,334)
Class R (a)	(1,191,972)	(1,515,550)
Class R1 (b)	(162,763)	(175,132)
Institutional Service Class	(1,024,708)	(1,265,827)
Institutional Class	(399,617)	(349,182)

Change in net assets from shareholder distributions	(5,089,917)	(5,853,347)

Change in net assets from capital transactions	(1,124,940)	589,455

Change in net assets	(560,669)	10,813,477

Net Assets:
Beginning of period	158,140,011	147,326,534

End of period	$157,579,342	$158,140,011

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(78,937)	$132,851

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,566,663	$24,811,366
Dividends reinvested	978,172	1,195,814
Cost of shares redeemed	(9,569,714)	(27,615,077)

Total Class A Shares	(5,024,879)	(1,607,897)

Class C Shares
Proceeds from shares issued	72,683	101,529
Dividends reinvested	25,180	27,567
Cost of shares redeemed	(35,455)	(97,056)

Total Class C Shares	62,408	32,040

(a) Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

28

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2015 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$10,139,266	$7,650,095
Dividends reinvested	1,680,118	1,969,071
Cost of shares redeemed	(5,993,963)	(12,243,367)

Total Class R Shares	5,825,421	(2,624,201)

Class R1 Shares (b)
Proceeds from shares issued	585,037	1,952,372
Dividends reinvested	219,142	220,646
Cost of shares redeemed	(7,820,828)	(1,895,044)

Total Class R1 Shares	(7,016,649)	277,974

Institutional Service Class Shares
Proceeds from shares issued	4,029,462	13,046,495
Dividends reinvested	1,546,838	1,875,919
Cost of shares redeemed	(7,048,261)	(15,276,586)

Total Institutional Service Class Shares	(1,471,961)	(354,172)

Institutional Class Shares
Proceeds from shares issued	8,364,113	7,903,301
Dividends reinvested	639,739	563,347
Cost of shares redeemed	(2,503,132)	(3,600,937)

Total Institutional Class Shares	6,500,720	4,865,711

Change in net assets from capital transactions	$(1,124,940)	$589,455

SHARE TRANSACTIONS:
Class A Shares
Issued	374,086	2,656,898
Reinvested	104,204	134,662
Redeemed	(997,444)	(2,961,985)

Total Class A Shares	(519,154)	(170,425)

Class C Shares
Issued	7,697	10,990
Reinvested	2,689	3,115
Redeemed	(3,697)	(10,601)

Total Class C Shares	6,689	3,504

Class R Shares (a)
Issued	1,068,017	838,610
Reinvested	179,359	222,581
Redeemed	(630,190)	(1,322,011)

Total Class R Shares	617,186	(260,820)

(a) Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

29

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2015 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	61,228	213,491
Reinvested	23,463	24,987
Redeemed	(825,396)	(207,800)

Total Class R1 Shares	(740,705)	30,678

Institutional Service Class Shares
Issued	422,707	1,406,447
Reinvested	164,350	210,455
Redeemed	(737,708)	(1,648,396)

Total Institutional Service Class Shares	(150,651)	(31,494)

Institutional Class Shares
Issued	869,362	844,712
Reinvested	67,779	62,995
Redeemed	(260,096)	(385,151)

Total Institutional Class Shares	677,045	522,556

Total change in shares	(109,590)	93,999

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

30

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2015 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$9.62	0.08	0.25	0.33	(0.09)	(0.21)	(0.30)	$9.65	3.59%	$26,137,643	0.63%	1.79%	0.63%	17.84%
Year Ended October 31, 2013 (e)	$9.02	0.10	0.86	0.96	(0.10)	(0.26)	(0.36)	$9.62	10.94%	$31,057,182	0.63%	1.07%	0.63%	34.75%
Year Ended October 31, 2012 (e)	$9.21	0.08	0.52	0.60	(0.09)	(0.70)	(0.79)	$9.02	7.24%	$30,640,624	0.67%	0.90%	0.67%	61.80%
Year Ended October 31, 2011 (e)	$9.23	0.18	0.04	0.22	(0.18)	(0.06)	(0.24)	$9.21	2.37%	$27,459,333	0.83%	1.87%	0.83%	54.48%
Year Ended October 31, 2010 (e)	$8.36	0.15	0.90	1.05	(0.15)	(0.03)	(0.18)	$9.23	12.74%	$25,042,293	0.84%	1.67%	0.84%	9.78%
Year Ended October 31, 2009 (e)	$7.51	0.16	0.89	1.05	(0.18)	(0.02)	(0.20)	$8.36	14.22%	$16,905,110	0.83%	2.03%	0.83%	27.93%

Class C Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$9.60	0.06	0.25	0.31	(0.08)	(0.21)	(0.29)	$9.62	3.30%	$928,676	1.14%	1.19%	1.14%	17.84%
Year Ended October 31, 2013 (e)	$9.00	0.05	0.87	0.92	(0.06)	(0.26)	(0.32)	$9.60	10.50%	$862,284	1.13%	0.56%	1.13%	34.75%
Year Ended October 31, 2012 (e)	$9.21	0.04	0.50	0.54	(0.05)	(0.70)	(0.75)	$9.00	6.60%	$777,266	1.17%	0.41%	1.17%	61.80%
Year Ended October 31, 2011 (e)	$9.23	0.13	0.04	0.17	(0.13)	(0.06)	(0.19)	$9.21	1.88%	$751,548	1.33%	1.36%	1.33%	54.48%
Year Ended October 31, 2010 (e)	$8.37	0.11	0.89	1.00	(0.11)	(0.03)	(0.14)	$9.23	12.22%	$613,461	1.34%	1.21%	1.34%	9.78%
Year Ended October 31, 2009 (e)	$7.51	0.10	0.92	1.02	(0.14)	(0.02)	(0.16)	$8.37	13.61%	$362,935	1.32%	1.32%	1.32%	27.93%

Class R Shares (f)
Six Months Ended April 30, 2014 (e) (Unaudited)	$9.60	0.07	0.26	0.33	(0.09)	(0.21)	(0.30)	$9.63	3.50%	$59,911,605	0.88%	1.47%	0.88%	17.84%
Year Ended October 31, 2013 (e)	$9.00	0.07	0.87	0.94	(0.08)	(0.26)	(0.34)	$9.60	10.69%	$53,823,466	0.88%	0.81%	0.88%	34.75%
Year Ended October 31, 2012 (e)	$9.20	0.06	0.51	0.57	(0.07)	(0.70)	(0.77)	$9.00	6.93%	$52,790,820	0.92%	0.66%	0.92%	61.80%
Year Ended October 31, 2011 (e)	$9.22	0.15	0.04	0.19	(0.15)	(0.06)	(0.21)	$9.20	2.12%	$47,081,936	1.08%	1.64%	1.08%	54.48%
Year Ended October 31, 2010 (e)	$8.35	0.13	0.90	1.03	(0.13)	(0.03)	(0.16)	$9.22	12.49%	$44,133,969	1.09%	1.46%	1.09%	9.78%
Year Ended October 31, 2009 (e)	$7.49	0.14	0.89	1.03	(0.15)	(0.02)	(0.17)	$8.35	13.94%	$26,961,654	1.08%	1.87%	1.08%	27.93%

Institutional Service Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$9.65	0.10	0.24	0.34	(0.11)	(0.21)	(0.32)	$9.67	3.62%	$45,834,600	0.38%	2.00%	0.38%	17.84%
Year Ended October 31, 2013 (e)	$9.04	0.12	0.87	0.99	(0.12)	(0.26)	(0.38)	$9.65	11.30%	$47,151,464	0.38%	1.31%	0.38%	34.75%
Year Ended October 31, 2012 (e)	$9.23	0.10	0.52	0.62	(0.11)	(0.70)	(0.81)	$9.04	7.49%	$44,466,872	0.42%	1.15%	0.42%	61.80%
Year Ended October 31, 2011 (e)	$9.25	0.19	0.05	0.24	(0.20)	(0.06)	(0.26)	$9.23	2.63%	$41,721,194	0.58%	2.02%	0.58%	54.48%
Year Ended October 31, 2010 (e)	$8.38	0.17	0.91	1.08	(0.18)	(0.03)	(0.21)	$9.25	13.01%	$28,399,341	0.59%	1.92%	0.59%	9.78%
Year Ended October 31, 2009 (e)	$7.51	0.18	0.89	1.07	(0.18)	(0.02)	(0.20)	$8.38	14.53%	$14,210,045	0.58%	2.39%	0.58%	27.93%

Institutional Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$9.67	0.10	0.25	0.35	(0.12)	(0.21)	(0.33)	$9.69	3.74%	$24,766,818	0.13%	2.14%	0.13%	17.84%
Year Ended October 31, 2013 (e)	$9.06	0.14	0.88	1.02	(0.15)	(0.26)	(0.41)	$9.67	11.56%	$18,146,676	0.13%	1.50%	0.13%	34.75%
Year Ended October 31, 2012 (e)	$9.24	0.12	0.53	0.65	(0.13)	(0.70)	(0.83)	$9.06	7.86%	$12,270,445	0.16%	1.39%	0.16%	61.80%
Year Ended October 31, 2011 (e)	$9.26	0.22	0.04	0.26	(0.22)	(0.06)	(0.28)	$9.24	2.87%	$9,836,938	0.33%	2.28%	0.33%	54.48%
Year Ended October 31, 2010 (e)	$8.39	0.20	0.90	1.10	(0.20)	(0.03)	(0.23)	$9.26	13.24%	$5,595,575	0.34%	2.25%	0.34%	9.78%
Year Ended October 31, 2009 (e)	$7.53	0.20	0.88	1.08	(0.20)	(0.02)	(0.22)	$8.39	14.81%	$3,641,076	0.33%	2.60%	0.33%	27.93%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

31

Fund Commentary	Nationwide Destination 2020 Fund

For the semiannual period ended April, 30, 2014, the Nationwide Destination 2020 Fund (Class R) returned 3.84% versus 4.93% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2020 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2020 Funds (consisting of 208 funds as of April 30, 2014) was 3.87% for the same time period.

The Fund’s return for the six-month period covered in this report was driven primarily by positive absolute returns from the Fund’s equity investments in the U.S. and in foreign developed market countries, which together represented about 62% of the Fund’s allocations and contributed significantly to the Fund’s positive performance during the reporting period. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains generally exceeding those of stocks in international markets. Specifically, during the reporting period the S&P 500® Index (representing large-cap U.S. stocks) rose 8.36%, the S&P MidCap 400® Index (mid-cap U.S. stocks) increased 5.9%, and the Russell 2000® Index (small-cap U.S. stocks) gained 3.1%. During the reporting period, the U.S. Federal Reserve (Fed) began to reduce its monthly purchases of assets (known as quantitative easing, or QE) as a result of improving U.S. economic signals.

The equity markets within foreign developed market countries (as distinguished from emerging market countries) generally posted positive returns during the reporting period as well. The MSCI EAFE® Index (representing international developed market equities) posted a gain of 4.4% during the reporting period. Concerns about the Fed’s tapering (reduction of QE) and heightened risk in emerging markets posed slight headwinds to the performance of the international markets during the reporting period.

The Fund’s return also was supported by positive returns from the Fund’s investments in intermediate-term, investment-grade U.S. fixed-income bonds. The Barclays U.S. Aggregate Bond Index (representing a broad spectrum of such bonds) posted a return of 1.74% during the reporting period, aided by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.03% at the end of calendar 2013 to 2.65% at the end of April 2014. During the four-month period from January 1, 2014, through April 30, 2014, the interest rate on the 10-year Treasury dropped as low as 2.58% at the beginning of February following the Fed’s announcement that it would reduce asset purchases (QE). The drop in rates during the latter part of the four-month period, combined with a flattening of the overall yield curve, resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade U.S. fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low during the six-month reporting period.

The return from the Fund’s investment in the underlying Nationwide S&P 500 Index Fund made this holding the largest contributor to the Fund’s return during the reporting period, as shown in the table below.

All of the Fund’s underlying funds posted absolute positive returns during the reporting period. The Fund’s investment in the underlying iShares 1-3 Year Credit Bond ETF, however, which was relatively small, posted a 0.63% return and thus contributed the least to the Fund’s overall positive return during the reporting period. Relative underperformance versus the benchmark resulted from differences in asset allocation between the Fund’s underlying funds and the benchmark.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*, Nationwide Fund Advisors

*	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more aggressive investments to more conservative investments based on its target date. An investment in the

32

Fund Commentary (con’t.)	Nationwide Destination 2020 Fund

Fund is not guaranteed at any time, including on or after its target date. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2020 Fund

(April 30, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	21%	1.73%
Nationwide International Index Fund Institutional Class	19%	0.90%
Nationwide Portfolio Completion Fund Institutional Class	16%	0.43%
Nationwide Bond Index Fund Institutional Class	15%	0.27%
Nationwide Mid Cap Market Index Fund Institutional Class	11%	0.63%
Nationwide Small Cap Index Fund Institutional Class	5%	0.15%
iShares Intermediate Credit Bond ETF	5%	0.10%
Nationwide Inflation-Protected Securities Fund Institutional Class	3%	0.02%
iShares 1-3 Year Credit Bond ETF	3%	0.02%
iShares iBoxx $ High Yield Corporate Bond ETF	2%	0.08%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2020 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

33

Fund Overview	Nationwide Destination 2020 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	All of the Nationwide Destination 2020 Fund’s underlying funds posted positive returns during the reporting period

•	The return from the Fund’s investment in the underlying Nationwide S&P 500 Index Fund made this holding the largest contributor to the Fund’s return during the reporting period

Asset Allocation†

Equity Funds	56.0%
Fixed Income Funds	28.0%
Alternative Assets	16.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	21.0%
Nationwide International Index Fund, Institutional Class	19.0%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Asset Allocation Fund), Institutional Class	16.0%
Nationwide Bond Index Fund, Institutional Class	15.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	11.0%
Nationwide Small Cap Index Fund, Institutional Class	5.0%
iShares Intermediate Credit Bond Fund ETF	5.0%
iShares 1-3 Year Credit Bond ETF	3.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	3.0%
iShares iBoxx $ High Yield Corporate Bond ETF	2.0%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2014.

34

Fund Performance	Nationwide Destination 2020 Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	Inception
Class A	w/o SC1	3.99%	8.35%	11.87%	3.95%	[2]
	w/SC3	(2.03)%	2.14%	10.56%	3.03%	[2]
Class C	w/o SC1	3.67%	7.82%	11.32%	3.38%	[2]
	w/SC4	2.67%	6.82%	11.32%	3.38%	[2]
Class R5,6		3.84%	8.07%	11.62%	3.70%	[2]
Institutional Service Class[5]		4.03%	8.63%	12.15%	4.17%	[2]
Institutional Class[5]		4.25%	8.87%	12.45%	4.47%	[2]
Morningstar® Lifetime Moderate 2020 Index		4.93%	9.37%	13.64%	5.72%
CPI		1.51%	1.95%	2.14%	1.99%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio*
Class A	0.92%
Class C	1.43%
Class R	1.17%
Institutional Services Class	0.67%
Institutional Class	0.42%

*	Current effective prospectus dated March 1, 2014. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

35

Fund Performance (con’t.)	Nationwide Destination 2020 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2020 Fund from inception through 4/30/14 versus the Morningstar Lifetime Moderate 2020 Index and the Consumer Price Index (CPI) from 9/1/07 through 4/30/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

36

Shareholder Expense Example	Nationwide Destination 2020 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2020 Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14[a]	Expense Ratio During Period (%) 11/01/13 - 04/30/14[a]
Class A Shares	Actual	[b]	1,000.00	1,039.90	3.24	0.64
	Hypothetical	[b,c]	1,000.00	1,021.62	3.21	0.64
Class C Shares	Actual	[b]	1,000.00	1,036.70	5.76	1.14
	Hypothetical	[b,c]	1,000.00	1,019.14	5.71	1.14
Class R Shares[d]	Actual	[b]	1,000.00	1,038.40	4.45	0.88
	Hypothetical	[b,c]	1,000.00	1,020.43	4.41	0.88
Institutional Service Class Shares	Actual	[b]	1,000.00	1,040.30	1.92	0.38
	Hypothetical	[b,c]	1,000.00	1,022.91	1.91	0.38
Institutional Class Shares	Actual	[b]	1,000.00	1,042.50	0.66	0.13
	Hypothetical	[b,c]	1,000.00	1,024.15	0.65	0.13

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

d	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

37

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Destination 2020 Fund

Mutual Funds 90.0%

	Shares	Market Value

Alternative Assets 16.0%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Asset Allocation Fund), Institutional Class (a)	4,110,533	$40,982,017

Total Alternative Assets (cost $40,182,583)		40,982,017

Equity Funds 56.0%
Nationwide International Index Fund, Institutional Class (a)	5,600,629	48,725,472
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,492,903	28,215,860
Nationwide S&P 500 Index Fund, Institutional Class (a)	3,723,792	53,846,029
Nationwide Small Cap Index Fund, Institutional Class (a)	844,520	12,828,258

Total Equity Funds (cost $113,034,911)		143,615,619

Fixed Income Funds 18.0%
Nationwide Bond Index Fund, Institutional Class (a)	3,445,884	38,524,984
Nationwide Inflation-Protected Securities Fund, Institutional Class* (a)	807,909	7,683,210

Total Fixed Income Funds (cost $47,115,802)		46,208,194

Total Mutual Funds (cost $200,333,296)		230,805,830

Exchange Traded Funds 10.0%
Fixed Income Funds 10.0%
iShares 1-3 Year Credit Bond ETF	72,882	7,689,780
iShares iBoxx $ High Yield Corporate Bond ETF	54,387	5,130,869
iShares Intermediate Credit Bond Fund ETF	117,017	12,822,723

Total Exchange Traded Funds (cost $25,342,829)		25,643,372

Total Investments (cost $225,676,125) (b) — 100.0%		256,449,202

Liabilities in excess of other assets — 0.0%†		(78,551)

NET ASSETS — 100.0%		$256,370,651

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

38

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Destination 2020 Fund
Assets:
Investments in affiliates, at value (cost $200,333,296)	$230,805,830
Investments in non-affiliates, at value (cost $25,342,829)	25,643,372

Total Investments, at value (total cost $225,676,125)	256,449,202

Cash	40,481
Receivable for investments sold	330,627
Receivable for capital shares issued	64,518

Total Assets	256,884,828

Liabilities:
Payable for capital shares redeemed	395,145
Accrued expenses and other payables:
Investment advisory fees	27,270
Distribution fees	46,640
Administrative servicing fees	44,338
Trustee fees (Note 3)	534
Professional fees (Note 3)	250

Total Liabilities	514,177

Net Assets	$256,370,651

Represented by:
Capital	$220,832,403
Accumulated distributions in excess of net investment income	(210,354)
Accumulated net realized gains from affiliated and non-affiliated investments	4,975,525
Net unrealized appreciation/(depreciation) from investments in affiliates	30,472,534
Net unrealized appreciation/(depreciation) from investments in non-affiliates	300,543

Net Assets	$256,370,651

39

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide Destination 2020 Fund
Net Assets:
Class A Shares	$17,481,566
Class C Shares	2,815,755
Class R Shares	99,347,488
Institutional Service Class Shares	91,606,767
Institutional Class Shares	45,119,075

Total	$256,370,651

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,722,551
Class C Shares	280,429
Class R Shares	9,819,476
Institutional Service Class Shares	9,013,018
Institutional Class Shares	4,423,322

Total	25,258,796

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.15
Class C Shares (b)	$10.04
Class R Shares	$10.12
Institutional Service Class Shares	$10.16
Institutional Class Shares	$10.20
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.77

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

40

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Destination 2020 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$2,764,609
Dividend income from non-affiliates	188,298

Total Income	2,952,907

EXPENSES:
Investment advisory fees	159,302
Distribution fees Class A	30,147
Distribution fees Class C	14,060
Distribution fees Class R (a)	221,069
Distribution fees Class R1 (b)	26,987
Administrative servicing fees Class A	30,147
Administrative servicing fees Class C	47
Administrative servicing fees Class R (a)	110,534
Administrative servicing fees Class R1 (b)	10,379
Administrative servicing fees Institutional Service Class	109,173
Professional fees (Note 3)	1,024
Trustee fees (Note 3)	3,968

Total Expenses	716,837

NET INVESTMENT INCOME	2,236,070

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	6,321,728
Net realized gains from investment transactions with affiliates	687,205
Net realized gains from investment transactions	5,877

Net realized gains from affiliated and non-affiliated investments	7,014,810

Net change in unrealized appreciation/(depreciation) from investments in affiliates	285,087
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	266,675

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	551,762

Net realized/unrealized gains from affiliated and non-affiliated investments	7,566,572

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,802,642

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

41

Statements of Changes in Net Assets

	Nationwide Destination 2020 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net investment income	$2,236,070	$2,629,924
Net realized gains from affiliated and non-affiliated investments	7,014,810	5,912,338
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	551,762	20,586,897

Change in net assets resulting from operations	9,802,642	29,129,159

Distributions to Shareholders From:
Net investment income:
Class A	(259,884)	(305,564)
Class C	(24,675)	(20,124)
Class R (a)	(800,690)	(754,258)
Class R1 (b)	(116,984)	(94,879)
Institutional Service Class	(984,421)	(1,150,082)
Institutional Class	(397,426)	(355,565)
Net realized gains:
Class A	(615,965)	(788,224)
Class C	(66,285)	(79,127)
Class R (a)	(1,908,103)	(2,434,894)
Class R1 (b)	(320,848)	(359,192)
Institutional Service Class	(1,964,993)	(2,404,968)
Institutional Class	(670,687)	(622,187)

Change in net assets from shareholder distributions	(8,130,961)	(9,369,064)

Change in net assets from capital transactions	13,287,083	25,196,590

Change in net assets	14,958,764	44,956,685

Net Assets:
Beginning of period	241,411,887	196,455,202

End of period	$256,370,651	$241,411,887

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(210,354)	$137,656

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,730,191	$10,552,006
Dividends reinvested	875,849	1,093,746
Cost of shares redeemed	(15,503,808)	(10,830,934)

Total Class A Shares	(8,897,768)	814,818

Class C Shares
Proceeds from shares issued	29,767	568,828
Dividends reinvested	89,120	99,228
Cost of shares redeemed	(214,743)	(219,404)

Total Class C Shares	(95,856)	448,652

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

42

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2020 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$18,463,796	$13,356,775
Dividends reinvested	2,708,793	3,189,152
Cost of shares redeemed	(6,670,659)	(12,295,240)

Total Class R Shares	14,501,930	4,250,687

Class R1 Shares (b)
Proceeds from shares issued	2,095,699	2,579,935
Dividends reinvested	437,832	454,071
Cost of shares redeemed	(14,729,055)	(2,186,333)

Total Class R1 Shares	(12,195,524)	847,673

Institutional Service Class Shares
Proceeds from shares issued	9,625,237	21,842,033
Dividends reinvested	2,949,414	3,555,050
Cost of shares redeemed	(7,963,367)	(15,442,979)

Total Institutional Service Class Shares	4,611,284	9,954,104

Institutional Class Shares
Proceeds from shares issued	19,068,588	13,755,148
Dividends reinvested	1,068,113	977,752
Cost of shares redeemed	(4,773,684)	(5,852,244)

Total Institutional Class Shares	15,363,017	8,880,656

Change in net assets from capital transactions	$13,287,083	$25,196,590

SHARE TRANSACTIONS:
Class A Shares
Issued	571,944	1,100,787
Reinvested	88,975	120,019
Redeemed	(1,537,837)	(1,120,976)

Total Class A Shares	(876,918)	99,830

Class C Shares
Issued	2,999	59,926
Reinvested	9,136	11,023
Redeemed	(21,920)	(22,786)

Total Class C Shares	(9,785)	48,163

Class R Shares (a)
Issued	1,849,702	1,403,737
Reinvested	275,615	351,416
Redeemed	(666,747)	(1,289,473)

Total Class R Shares	1,458,570	465,680

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

43

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2020 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	208,035	271,601
Reinvested	44,541	50,045
Redeemed	(1,477,810)	(229,195)

Total Class R1 Shares	(1,225,234)	92,451

Institutional Service Class Shares
Issued	962,611	2,287,210
Reinvested	299,074	388,826
Redeemed	(795,703)	(1,588,906)

Total Institutional Service Class Shares	465,982	1,087,130

Institutional Class Shares
Issued	1,888,475	1,409,890
Reinvested	107,888	106,362
Redeemed	(473,492)	(602,310)

Total Institutional Class Shares	1,522,871	913,942

Total change in shares	1,335,486	2,707,196

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

44

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2020 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.09	0.09	0.30	0.39	(0.10)	(0.23)	(0.33)	$10.15	3.99%	$17,481,566	0.64%	1.90%	0.64%	12.64%
Year Ended October 31, 2013 (e)	$9.26	0.11	1.15	1.26	(0.12)	(0.31)	(0.43)	$10.09	14.13%	$26,221,969	0.63%	1.17%	0.63%	20.65%
Year Ended October 31, 2012 (e)	$9.19	0.09	0.60	0.69	(0.10)	(0.52)	(0.62)	$9.26	8.17%	$23,141,162	0.67%	1.06%	0.67%	49.47%
Year Ended October 31, 2011 (e)	$9.14	0.17	0.07	0.24	(0.16)	(0.03)	(0.19)	$9.19	2.68%	$19,276,149	0.83%	1.77%	0.83%	41.26%
Year Ended October 31, 2010 (e)	$8.22	0.11	1.01	1.12	(0.14)	(0.06)	(0.20)	$9.14	13.78%	$16,077,321	0.83%	1.22%	0.83%	8.29%
Year Ended October 31, 2009 (e)	$7.33	0.14	0.92	1.06	(0.16)	(0.01)	(0.17)	$8.22	14.79%	$5,026,129	0.83%	1.89%	0.83%	21.24%

Class C Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.00	0.06	0.30	0.36	(0.09)	(0.23)	(0.32)	$10.04	3.67%	$2,815,755	1.14%	1.30%	1.14%	12.64%
Year Ended October 31, 2013 (e)	$9.18	0.06	1.15	1.21	(0.08)	(0.31)	(0.39)	$10.00	13.66%	$2,900,859	1.13%	0.65%	1.13%	20.65%
Year Ended October 31, 2012 (e)	$9.14	0.05	0.58	0.63	(0.07)	(0.52)	(0.59)	$9.18	7.49%	$2,223,108	1.15%	0.52%	1.15%	49.47%
Year Ended October 31, 2011 (e)	$9.09	0.11	0.09	0.20	(0.12)	(0.03)	(0.15)	$9.14	2.20%	$934,370	1.33%	1.22%	1.33%	41.26%
Year Ended October 31, 2010 (e)	$8.19	0.09	0.98	1.07	(0.11)	(0.06)	(0.17)	$9.09	13.19%	$914,712	1.33%	1.04%	1.33%	8.29%
Year Ended October 31, 2009 (e)	$7.29	0.10	0.93	1.03	(0.12)	(0.01)	(0.13)	$8.19	14.36%	$442,018	1.33%	1.42%	1.33%	21.24%

Class R Shares (f)
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.07	0.07	0.31	0.38	(0.10)	(0.23)	(0.33)	$10.12	3.84%	$99,347,487	0.88%	1.47%	0.88%	12.64%
Year Ended October 31, 2013 (e)	$9.24	0.09	1.15	1.24	(0.10)	(0.31)	(0.41)	$10.07	13.88%	$84,157,287	0.88%	0.93%	0.88%	20.65%
Year Ended October 31, 2012 (e)	$9.18	0.07	0.59	0.66	(0.08)	(0.52)	(0.60)	$9.24	7.86%	$72,944,752	0.92%	0.80%	0.92%	49.47%
Year Ended October 31, 2011 (e)	$9.12	0.14	0.09	0.23	(0.14)	(0.03)	(0.17)	$9.18	2.55%	$63,985,415	1.08%	1.47%	1.08%	41.26%
Year Ended October 31, 2010 (e)	$8.21	0.11	0.98	1.09	(0.12)	(0.06)	(0.18)	$9.12	13.43%	$52,604,669	1.09%	1.27%	1.09%	8.29%
Year Ended October 31, 2009 (e)	$7.31	0.12	0.93	1.05	(0.14)	(0.01)	(0.15)	$8.21	14.63%	$31,333,358	1.08%	1.62%	1.08%	21.24%

Institutional Service Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.11	0.10	0.30	0.40	(0.12)	(0.23)	(0.35)	$10.16	4.03%	$91,606,767	0.38%	2.02%	0.38%	12.64%
Year Ended October 31, 2013 (e)	$9.27	0.13	1.16	1.29	(0.14)	(0.31)	(0.45)	$10.11	14.51%	$86,374,010	0.38%	1.41%	0.38%	20.65%
Year Ended October 31, 2012 (e)	$9.21	0.12	0.58	0.70	(0.12)	(0.52)	(0.64)	$9.27	8.30%	$69,185,088	0.42%	1.29%	0.42%	49.47%
Year Ended October 31, 2011 (e)	$9.15	0.18	0.10	0.28	(0.19)	(0.03)	(0.22)	$9.21	3.05%	$56,549,621	0.58%	1.89%	0.58%	41.26%
Year Ended October 31, 2010 (e)	$8.23	0.15	0.99	1.14	(0.16)	(0.06)	(0.22)	$9.15	14.05%	$35,769,480	0.59%	1.73%	0.59%	8.29%
Year Ended October 31, 2009 (e)	$7.33	0.16	0.92	1.08	(0.17)	(0.01)	(0.18)	$8.23	15.08%	$15,411,091	0.58%	2.10%	0.58%	21.24%

Institutional Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.14	0.11	0.31	0.42	(0.13)	(0.23)	(0.36)	$10.20	4.25%	$45,119,075	0.13%	2.15%	0.13%	12.64%
Year Ended October 31, 2013 (e)	$9.30	0.16	1.16	1.32	(0.17)	(0.31)	(0.48)	$10.14	14.75%	$29,410,147	0.13%	1.64%	0.13%	20.65%
Year Ended October 31, 2012 (e)	$9.24	0.14	0.58	0.72	(0.14)	(0.52)	(0.66)	$9.30	8.53%	$18,481,983	0.16%	1.54%	0.16%	49.47%
Year Ended October 31, 2011 (e)	$9.18	0.21	0.09	0.30	(0.21)	(0.03)	(0.24)	$9.24	3.29%	$13,361,814	0.33%	2.19%	0.33%	41.26%
Year Ended October 31, 2010 (e)	$8.25	0.18	0.99	1.17	(0.18)	(0.06)	(0.24)	$9.18	14.38%	$8,670,767	0.34%	2.08%	0.34%	8.29%
Year Ended October 31, 2009 (e)	$7.34	0.18	0.93	1.11	(0.19)	(0.01)	(0.20)	$8.25	15.49%	$5,573,200	0.33%	2.39%	0.33%	21.24%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

45

Fund Commentary	Nationwide Destination 2025 Fund

For the semiannual period ended April 30, 2014, the Nationwide Destination 2025 Fund (Class R) returned 4.26% versus 5.42% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2025 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2025 Funds (consisting of 169 funds as of April 30, 2014) was 4.33% for the same time period.

The Fund’s return for the six-month period covered in this report was driven primarily by positive absolute returns from the Fund’s equity investments in the U.S. and in foreign developed market countries, which together represented about 73% of the Fund’s allocations and contributed significantly to the Fund’s positive performance during the reporting period. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains generally exceeding those of stocks in international markets. Specifically, during the reporting period the S&P 500® Index (representing large-cap U.S. stocks) rose 8.36%, the S&P MidCap 400® Index (mid-cap U.S. stocks) increased 5.9%, and the Russell 2000® Index (small-cap U.S. stocks) gained 3.1%. During the reporting period, the U.S. Federal Reserve (Fed) began to reduce its monthly purchases of assets (known as quantitative easing, or QE) as a result of improving U.S. economic signals.

The equity markets within foreign developed market countries (as distinguished from emerging market countries) generally posted positive returns during the reporting period as well. The MSCI EAFE® Index (representing international developed market equities) posted a gain of 4.4% during the reporting period. Concerns about the Fed’s tapering (reduction of QE) and heightened risk in emerging markets posed slight headwinds to the performance of the international markets during the reporting period.

The Fund’s return also was supported by positive returns from the Fund’s investments in intermediate-term, investment-grade U.S. fixed-income bonds. The Barclays U.S. Aggregate Bond Index (representing a broad spectrum of such bonds) posted a return of 1.74% during the reporting period, aided by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.03% at the end of calendar 2013 to 2.65% at the end of April 2014. During the four-month period from January 1, 2014, through April 30, 2014, the interest rate on the 10-year Treasury dropped as low as 2.58% at the beginning of February following the Fed’s announcement that it would reduce asset purchases (QE). The drop in rates in the latter part of the four-month period, combined with a flattening of the overall yield curve, resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade U.S. fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low during the reporting period.

The return from the Fund’s investment in the underlying Nationwide S&P 500 Index Fund made this holding the largest contributor to the Fund’s return during the reporting period, as shown in the table below.

All of the Fund’s underlying funds posted absolute positive returns during the reporting period. The Fund’s investment in the iShares 1-3 Year Credit Bond ETF, however, which was relatively small, posted a 0.63% return and thus contributed the least to the Fund’s overall positive return during the reporting period. Relative underperformance versus the benchmark resulted from differences in asset allocation between the Fund’s underlying funds and the benchmark.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*, Nationwide Fund Advisors

*	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more aggressive investments to more conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its

46

Fund Commentary (con’t.)	Nationwide Destination 2025 Fund

target date. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2025 Fund

(April 30, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	24%	1.97%
Nationwide International Index Fund Institutional Class	21%	1.00%
Nationwide Portfolio Completion Fund Institutional Class	20%	0.54%
Nationwide Mid Cap Market Index Fund Institutional Class	13%	0.75%
Nationwide Bond Index Fund Institutional Class	8%	0.14%
Nationwide Small Cap Index Fund Institutional Class	7%	0.22%
iShares Intermediate Credit Bond ETF	3%	0.06%
Nationwide Inflation-Protected Securities Fund Institutional Class	2%	0.01%
iShares iBoxx $ High Yield Corporate Bond ETF	1%	0.04%
iShares 1-3 Year Credit Bond ETF	1%	0.01%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions.

NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2025 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

47

Fund Overview	Nationwide Destination 2025 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	All of the Nationwide Destination 2025 Fund’s underlying funds posted positive returns during the reporting period

•	The return from the Fund’s investment in the underlying Nationwide S&P 500 Index Fund made this holding the largest contributor to the Fund’s return during the reporting period

Asset Allocation†

Equity Funds	65.0%
Alternative Assets	20.0%
Fixed Income Funds	15.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	24.0%
Nationwide International Index Fund, Institutional Class	21.1%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund), Institutional Class	19.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.0%
Nationwide Bond Index Fund, Institutional Class	8.0%
Nationwide Small Cap Index Fund, Institutional Class	7.0%
iShares Intermediate Credit Bond Fund ETF	3.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	2.0%
iShares 1-3 Year Credit Bond ETF	1.0%
iShares iBoxx $ High Yield Corporate Bond ETF	1.0%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2014.

48

Fund Performance	Nationwide Destination 2025 Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	Inception
Class A	w/o SC1	4.51%	10.62%	13.35%	4.43%	[2]
	w/SC3	(1.50)%	4.23%	12.01%	3.51%	[2]
Class C	w/o SC1	4.15%	9.95%	12.77%	3.89%	[2]
	w/SC4	3.15%	8.95%	12.77%	3.89%	[2]
Class R5,6		4.26%	10.12%	13.03%	4.15%	[2]
Institutional Service Class[5]		4.58%	10.83%	13.62%	4.64%	[2]
Institutional Class[5]		4.69%	11.06%	13.91%	4.92%	[2]
Morningstar® Lifetime Moderate 2025 Index		5.42%	11.31%	14.94%	5.66%
CPI		1.51%	1.95%	2.14%	1.99%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio*
Class A	0.92%
Class C	1.42%
Class R	1.17%
Institutional Services Class	0.67%
Institutional Class	0.42%

*	Current effective prospectus dated March 1, 2014. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

49

Fund Performance (con’t.)	Nationwide Destination 2025 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2025 Fund from inception through 4/30/14 versus the Morningstar Lifetime Moderate 2025 Index and the Consumer Price Index (CPI) from 9/1/07 through 4/30/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

50

Shareholder Expense Example	Nationwide Destination 2025 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2025 Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14[a]	Expense Ratio During Period (%) 11/01/13 - 04/30/14[a]
Class A Shares	Actual	[b]	1,000.00	1,045.10	3.19	0.63
	Hypothetical	[b,c]	1,000.00	1,021.67	3.16	0.63
Class C Shares	Actual	[b]	1,000.00	1,041.50	5.77	1.14
	Hypothetical	[b,c]	1,000.00	1,019.14	5.71	1.14
Class R Shares[d]	Actual	[b]	1,000.00	1,042.60	4.46	0.88
	Hypothetical	[b,c]	1,000.00	1,020.43	4.41	0.88
Institutional Service Class Shares	Actual	[b]	1,000.00	1,045.80	1.93	0.38
	Hypothetical	[b,c]	1,000.00	1,022.91	1.91	0.38
Institutional Class Shares	Actual	[b]	1,000.00	1,046.90	0.66	0.13
	Hypothetical	[b,c]	1,000.00	1,024.15	0.65	0.13

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

d	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

51

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Destination 2025 Fund

Mutual Funds 95.0%

	Shares	Market Value

Alternative Assets 20.0%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund), Institutional Class (a)	5,303,774	$52,878,631

Total Alternative Assets (cost $51,732,077)		52,878,631

Equity Funds 65.0%
Nationwide International Index Fund, Institutional Class (a)	6,417,681	55,833,824
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,817,722	34,354,944
Nationwide S&P 500 Index Fund, Institutional Class (a)	4,389,497	63,472,125
Nationwide Small Cap Index Fund, Institutional Class (a)	1,216,425	18,477,498

Total Equity Funds (cost $137,266,549)		172,138,391

Fixed Income Funds 10.0%
Nationwide Bond Index Fund, Institutional Class (a)	1,893,314	21,167,255
Nationwide Inflation-Protected Securities Fund, Institutional Class* (a)	554,649	5,274,712

Total Fixed Income Funds (cost $27,015,255)		26,441,967

Total Mutual Funds (cost $216,013,881)		251,458,989

Exchange Traded Funds 5.0%
Fixed Income Funds 5.0%
iShares 1-3 Year Credit Bond ETF	25,018	2,639,649
iShares iBoxx $ High Yield Corporate Bond ETF	27,971	2,638,784
iShares Intermediate Credit Bond Fund ETF	72,369	7,930,195

Total Exchange Traded Funds (cost $13,046,391)		13,208,628

Total Investments (cost $229,060,272) (b) — 100.0%		264,667,617

Liabilities in excess of other assets — 0.0%†		(103,376)

NET ASSETS — 100.0%		$264,564,241

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

52

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Destination 2025 Fund
Assets:
Investments in affiliates, at value (cost $216,013,881)	$251,458,989
Investments in non-affiliates, at value (cost $13,046,391)	13,208,628

Total Investments, at value (total cost $229,060,272)	264,667,617

Cash	26,627
Receivable for capital shares issued	781,793

Total Assets	265,476,037

Liabilities:
Payable for investments purchased	630,274
Payable for capital shares redeemed	151,519
Accrued expenses and other payables:
Investment advisory fees	28,051
Distribution fees	49,954
Administrative servicing fees	51,157
Trustee fees (Note 3)	617
Professional fees (Note 3)	224

Total Liabilities	911,796

Net Assets	$264,564,241

Represented by:
Capital	$222,075,145
Accumulated distributions in excess of net investment income	(363,648)
Accumulated net realized gains from affiliated and non-affiliated investments	7,245,399
Net unrealized appreciation/(depreciation) from investments in affiliates	35,445,108
Net unrealized appreciation/(depreciation) from investments in non-affiliates	162,237

Net Assets	$264,564,241

53

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide Destination 2025 Fund
Net Assets:
Class A Shares	$22,065,762
Class C Shares	1,616,178
Class R Shares	108,550,844
Institutional Service Class Shares	85,550,987
Institutional Class Shares	46,780,470

Total	$264,564,241

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,126,798
Class C Shares	156,750
Class R Shares	10,493,792
Institutional Service Class Shares	8,236,957
Institutional Class Shares	4,484,734

Total	25,499,031

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.38
Class C Shares (b)	$10.31
Class R Shares	$10.34
Institutional Service Class Shares	$10.39
Institutional Class Shares	$10.43
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.01

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

54

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Destination 2025 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$2,977,497
Dividend income from non-affiliates	98,684

Total Income	3,076,181

EXPENSES:
Investment advisory fees	163,363
Distribution fees Class A	32,979
Distribution fees Class C	8,602
Distribution fees Class R (a)	245,428
Distribution fees Class R1 (b)	24,750
Administrative servicing fees Class A	32,979
Administrative servicing fees Class C	75
Administrative servicing fees Class R (a)	122,714
Administrative servicing fees Class R1 (b)	9,519
Administrative servicing fees Institutional Service Class	100,942
Professional fees (Note 3)	1,035
Trustee fees (Note 3)	4,046

Total Expenses	746,432

NET INVESTMENT INCOME	2,329,749

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	7,117,244
Net realized gains from investment transactions with affiliates	1,810,364
Net realized gains from investment transactions with non-affiliates	1,687

Net realized gains from affiliated and non-affiliated investments	8,929,295

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(303,134)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	157,047

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(146,087)

Net realized/unrealized gains from affiliated and non-affiliated investments	8,783,208

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,112,957

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

55

Statements of Changes in Net Assets

	Nationwide Destination 2025 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net investment income	$2,329,749	$2,499,948
Net realized gains from affiliated and non-affiliated investments	8,929,295	8,202,799
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(146,087)	24,079,051

Change in net assets resulting from operations	11,112,957	34,781,798

Distributions to Shareholders From:
Net investment income:
Class A	(290,798)	(328,822)
Class C	(15,170)	(11,060)
Class R (a)	(930,142)	(862,062)
Class R1 (b)	(117,736)	(90,548)
Institutional Service Class	(954,192)	(946,153)
Institutional Class	(450,930)	(371,885)
Net realized gains:
Class A	(847,497)	(825,238)
Class C	(52,392)	(40,214)
Class R (a)	(2,816,188)	(2,698,201)
Class R1 (b)	(377,682)	(323,330)
Institutional Service Class	(2,332,404)	(1,911,615)
Institutional Class	(938,795)	(630,536)

Change in net assets from shareholder distributions	(10,123,926)	(9,039,664)

Change in net assets from capital transactions	20,198,561	32,127,173

Change in net assets	21,187,592	57,869,307

Net Assets:
Beginning of period	243,376,649	185,507,342

End of period	$264,564,241	$243,376,649

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(363,648)	$65,571

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,584,339	$11,567,999
Dividends reinvested	1,136,763	1,152,438
Cost of shares redeemed	(14,612,914)	(12,424,273)

Total Class A Shares	(5,891,812)	296,164

Class C Shares
Proceeds from shares issued	146,607	556,039
Dividends reinvested	67,517	51,229
Cost of shares redeemed	(469,773)	(43,922)

Total Class C Shares	(255,649)	563,346

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

56

Statement of Changes in Net Assets (Continued)

	Nationwide Destination 2025 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$20,236,564	$13,899,657
Dividends reinvested	3,746,330	3,560,263
Cost of shares redeemed	(9,652,768)	(12,369,913)

Total Class R Shares	14,330,126	5,090,007

Class R1 Shares (b)
Proceeds from shares issued	2,484,637	1,459,172
Dividends reinvested	495,418	413,878
Cost of shares redeemed	(13,529,104)	(2,057,642)

Total Class R1 Shares	(10,549,049)	(184,592)

Institutional Service Class Shares
Proceeds from shares issued	11,225,015	22,545,092
Dividends reinvested	3,286,596	2,857,768
Cost of shares redeemed	(6,579,824)	(10,608,438)

Total Institutional Service Class Shares	7,931,787	14,794,422

Institutional Class Shares
Proceeds from shares issued	17,484,269	14,824,628
Dividends reinvested	1,389,725	1,002,421
Cost of shares redeemed	(4,240,836)	(4,259,223)

Total Institutional Class Shares	14,633,158	11,567,826

Change in net assets from capital transactions	$20,198,561	$32,127,173

SHARE TRANSACTIONS:
Class A Shares
Issued	737,549	1,191,867
Reinvested	113,207	126,809
Redeemed	(1,415,445)	(1,270,981)

Total Class A Shares	(564,689)	47,695

Class C Shares
Issued	14,419	58,820
Reinvested	6,758	5,678
Redeemed	(46,111)	(4,706)

Total Class C Shares	(24,934)	59,792

Class R Shares (a)
Issued	1,983,366	1,452,996
Reinvested	373,769	393,264
Redeemed	(948,077)	(1,285,725)

Total Class R Shares	1,409,058	560,535

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

57

Statement of Changes in Net Assets (Continued)

	Nationwide Destination 2025 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	239,973	151,049
Reinvested	49,443	45,714
Redeemed	(1,329,440)	(214,972)

Total Class R1 Shares	(1,040,024)	(18,209)

Institutional Service Class Shares
Issued	1,096,677	2,331,378
Reinvested	326,694	312,792
Redeemed	(642,700)	(1,087,536)

Total Institutional Service Class Shares	780,671	1,556,634

Institutional Class Shares
Issued	1,688,713	1,500,432
Reinvested	137,475	109,044
Redeemed	(409,614)	(436,995)

Total Institutional Class Shares	1,416,574	1,172,481

Total change in shares	1,976,656	3,378,928

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

58

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2025 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.34	0.10	0.36	0.46	(0.11)	(0.31)	(0.42)	$10.38	4.51%	$22,065,762	0.63%	1.91%	0.63%	9.49%
Year Ended October 31, 2013 (e)	$9.21	0.11	1.45	1.56	(0.12)	(0.31)	(0.43)	$10.34	17.68%	$27,833,711	0.63%	1.17%	0.63%	17.23%
Year Ended October 31, 2012 (e)	$9.11	0.09	0.65	0.74	(0.10)	(0.54)	(0.64)	$9.21	8.82%	$24,342,321	0.66%	1.03%	0.66%	37.48%
Year Ended October 31, 2011 (e)	$9.02	0.15	0.12	0.27	(0.15)	(0.03)	(0.18)	$9.11	2.94%	$19,351,261	0.82%	1.63%	0.82%	37.20%
Year Ended October 31, 2010 (e)	$8.03	0.10	1.09	1.19	(0.13)	(0.07)	(0.20)	$9.02	14.90%	$16,653,084	0.83%	1.15%	0.83%	9.54%
Year Ended October 31, 2009 (e)	$7.14	0.12	0.94	1.06	(0.15)	(0.02)	(0.17)	$8.03	15.26%	$7,071,645	0.83%	1.65%	0.83%	17.69%

Class C Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.29	0.07	0.35	0.42	(0.09)	(0.31)	(0.40)	$10.31	4.15%	$1,616,178	1.14%	1.33%	1.14%	9.49%
Year Ended October 31, 2013 (e)	$9.17	0.06	1.46	1.52	(0.09)	(0.31)	(0.40)	$10.29	17.18%	$1,869,454	1.13%	0.57%	1.13%	17.23%
Year Ended October 31, 2012 (e)	$9.08	0.05	0.64	0.69	(0.06)	(0.54)	(0.60)	$9.17	8.25%	$1,118,036	1.16%	0.53%	1.16%	37.48%
Year Ended October 31, 2011 (e)	$9.00	0.11	0.11	0.22	(0.11)	(0.03)	(0.14)	$9.08	2.42%	$792,694	1.33%	1.17%	1.33%	37.20%
Year Ended October 31, 2010 (e)	$8.03	0.07	1.07	1.14	(0.10)	(0.07)	(0.17)	$9.00	14.29%	$764,625	1.33%	0.82%	1.33%	9.54%
Year Ended October 31, 2009 (e)	$7.13	0.09	0.94	1.03	(0.11)	(0.02)	(0.13)	$8.03	14.70%	$273,534	1.33%	1.26%	1.33%	17.69%

Class R Shares (f)
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.32	0.08	0.35	0.43	(0.10)	(0.31)	(0.41)	$10.34	4.26%	$108,550,844	0.88%	1.53%	0.88%	9.49%
Year Ended October 31, 2013 (e)	$9.19	0.09	1.45	1.54	(0.10)	(0.31)	(0.41)	$10.32	17.43%	$93,768,765	0.88%	0.93%	0.88%	17.23%
Year Ended October 31, 2012 (e)	$9.10	0.07	0.64	0.71	(0.08)	(0.54)	(0.62)	$9.19	8.45%	$78,346,959	0.91%	0.78%	0.91%	37.48%
Year Ended October 31, 2011 (e)	$9.01	0.13	0.12	0.25	(0.13)	(0.03)	(0.16)	$9.10	2.74%	$64,069,479	1.08%	1.35%	1.08%	37.20%
Year Ended October 31, 2010 (e)	$8.03	0.10	1.06	1.16	(0.11)	(0.07)	(0.18)	$9.01	14.55%	$52,502,941	1.09%	1.14%	1.09%	9.54%
Year Ended October 31, 2009 (e)	$7.13	0.11	0.94	1.05	(0.13)	(0.02)	(0.15)	$8.03	15.03%	$32,035,568	1.08%	1.48%	1.08%	17.69%

Institutional Service Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.36	0.10	0.36	0.46	(0.12)	(0.31)	(0.43)	$10.39	4.58%	$85,550,987	0.38%	2.05%	0.38%	9.49%
Year Ended October 31, 2013 (e)	$9.22	0.13	1.47	1.60	(0.15)	(0.31)	(0.46)	$10.36	18.07%	$77,247,913	0.38%	1.38%	0.38%	17.23%
Year Ended October 31, 2012 (e)	$9.13	0.11	0.64	0.75	(0.12)	(0.54)	(0.66)	$9.22	8.96%	$54,414,481	0.41%	1.28%	0.41%	37.48%
Year Ended October 31, 2011 (e)	$9.04	0.16	0.14	0.30	(0.18)	(0.03)	(0.21)	$9.13	3.22%	$39,186,280	0.58%	1.74%	0.58%	37.20%
Year Ended October 31, 2010 (e)	$8.05	0.14	1.06	1.20	(0.14)	(0.07)	(0.21)	$9.04	15.10%	$23,298,175	0.59%	1.60%	0.59%	9.54%
Year Ended October 31, 2009 (e)	$7.13	0.14	0.95	1.09	(0.15)	(0.02)	(0.17)	$8.05	15.76%	$10,393,320	0.58%	1.94%	0.58%	17.69%

Institutional Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.40	0.11	0.37	0.48	(0.14)	(0.31)	(0.45)	$10.43	4.69%	$46,780,470	0.13%	2.16%	0.13%	9.49%
Year Ended October 31, 2013 (e)	$9.26	0.16	1.46	1.62	(0.17)	(0.31)	(0.48)	$10.40	18.28%	$31,917,185	0.13%	1.61%	0.13%	17.23%
Year Ended October 31, 2012 (e)	$9.16	0.13	0.65	0.78	(0.14)	(0.54)	(0.68)	$9.26	9.30%	$17,552,556	0.16%	1.49%	0.16%	37.48%
Year Ended October 31, 2011 (e)	$9.07	0.19	0.13	0.32	(0.20)	(0.03)	(0.23)	$9.16	3.46%	$11,304,680	0.33%	2.03%	0.33%	37.20%
Year Ended October 31, 2010 (e)	$8.06	0.16	1.08	1.24	(0.16)	(0.07)	(0.23)	$9.07	15.51%	$6,600,762	0.34%	1.92%	0.34%	9.54%
Year Ended October 31, 2009 (e)	$7.15	0.16	0.94	1.10	(0.17)	(0.02)	(0.19)	$8.06	15.83%	$4,349,665	0.33%	2.15%	0.33%	17.69%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

59

Fund Commentary	Nationwide Destination 2030 Fund

For the semiannual period ended April 30, 2014, the Nationwide Destination 2030 Fund (Class R) returned 4.58% versus 5.84% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2030 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2030 Funds (consisting of 210 funds as of April 30, 2014) was 4.55% for the same time period.

The Fund’s return for the six-month period covered in this report was driven primarily by positive absolute returns from the Fund’s equity investments in the U.S. and in foreign developed market countries, which together represented about 81% of the Fund’s allocations and contributed significantly to the Fund’s positive performance during the reporting period. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains generally exceeding those of stocks in international markets. Specifically, during the reporting period the S&P 500® Index (representing large-cap U.S. stocks) rose 8.36%, the S&P MidCap 400® Index (mid-cap U.S. stocks) increased 5.9%, and the Russell 2000® Index (small-cap U.S. stocks) gained 3.1%. During the reporting period, the U.S. Federal Reserve (Fed) began to reduce its monthly purchases of assets (known as quantitative easing, or QE) as a result of improving U.S. economic signals.

The equity markets within foreign developed market countries (as distinguished from emerging market countries) generally posted positive returns during the reporting period as well. The MSCI EAFE® Index (representing international developed market equities) posted a gain of 4.4% during the reporting period. Concerns about the Fed’s tapering (reduction of QE) and heightened risk in emerging markets posed slight headwinds to the performance of the international markets during the reporting period.

The Fund’s return also was supported by positive returns from the Fund’s investments in intermediate-term, investment-grade U.S. fixed-income bonds. The Barclays U.S. Aggregate Bond Index (representing a broad spectrum of such bonds) posted a return of 1.74% during the reporting period, aided by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.03% at the end of calendar 2013 to 2.65% at the end of April 2014. During the four-month period from January 1, 2014, through April 30, 2014, the interest rate on the 10-year Treasury dropped as low as 2.58% at the beginning of February following the Fed’s announcement that it would reduce asset purchases (QE). The drop in rates during the latter part of the four-month period, combined with a flattening of the overall yield curve, resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade U.S. fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low during the six-month reporting period.

The return from the Fund’s investment in the underlying Nationwide S&P 500 Index Fund made this holding the largest contributor to the Fund’s return during the reporting period, as shown in the table below.

All of the Fund’s underlying funds posted absolute positive returns during the reporting period. The Fund’s investment in the underlying Nationwide Inflation-Protected Securities Fund, however, which was relatively small, posted a 0.74% return and thus contributed the least to the Fund’s overall positive return during the reporting period. Relative underperformance versus the benchmark resulted from differences in asset allocation between the Fund’s underlying funds and the benchmark.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*, Nationwide Fund Advisors

*	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more aggressive investments to more conservative investments based on its target date. An investment in the

60

Fund Commentary (con’t.)	Nationwide Destination 2030 Fund

Fund is not guaranteed at any time, including on or after its target date. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2030 Fund

(April 30, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	27%	2.22%
Nationwide International Index Fund Institutional Class	23%	1.09%
Nationwide Portfolio Completion Fund Institutional Class	20%	0.54%
Nationwide Mid Cap Market Index Fund Institutional Class	14%	0.81%
Nationwide Small Cap Index Fund Institutional Class	9%	0.28%
Nationwide Bond Index Fund Institutional Class	3%	0.05%
iShares Intermediate Credit Bond ETF	2%	0.04%
Nationwide Inflation-Protected Securities Fund Institutional Class	2%	0.01%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2030 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

61

Fund Overview	Nationwide Destination 2030 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	All of the Nationwide Destination 2030 Fund’s underlying funds posted positive returns during the reporting period

•	The return from the Fund’s investment in the underlying Nationwide S&P 500 Index Fund made this holding the largest contributor to the Fund’s return during the reporting period

Asset Allocation†

Equity Funds	73.0%
Alternative Assets	20.0%
Fixed Income Funds	7.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	27.0%
Nationwide International Index Fund, Institutional Class	23.2%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund), Institutional Class	20.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.9%
Nationwide Small Cap Index Fund, Institutional Class	8.9%
Nationwide Bond Index Fund, Institutional Class	3.0%
iShares Intermediate Credit Bond Fund ETF	2.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	2.0%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2014.

62

Fund Performance	Nationwide Destination 2030 Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	Inception
Class A	w/o SC1	4.75%	12.49%	14.55%	4.53%	[2]
	w/SC3	(1.27)%	5.99%	13.20%	3.61%	[2]
Class C	w/o SC1	4.40%	11.80%	13.99%	4.00%	[2]
	w/SC4	3.42%	10.80%	13.99%	4.00%	[2]
Class R5,6		4.58%	12.07%	14.25%	4.25%	[2]
Institutional Service Class[5]		4.89%	12.77%	14.84%	4.74%	[2]
Institutional Class[5]		5.00%	12.99%	15.12%	5.02%	[2]
Morningstar® Lifetime Moderate 2030 Index		5.84%	13.25%	16.02%	5.69%
CPI		1.51%	1.95%	2.14%	1.99%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio*
Class A	0.92%
Class C	1.43%
Class R	1.17%
Institutional Services Class	0.67%
Institutional Class	0.42%

*	Current effective prospectus dated March 1, 2014. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

63

Fund Performance (con’t.)	Nationwide Destination 2030 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2030 Fund from inception through 4/30/14 versus the Morningstar Lifetime Moderate 2030 Index and the Consumer Price Index (CPI) from 9/1/07 through 4/30/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

64

Shareholder Expense Example	Nationwide Destination 2030 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2030 Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14[a]	Expense Ratio During Period (%) 11/01/13 - 04/30/14[a]
Class A Shares	Actual	[b]	1,000.00	1,047.50	3.20	0.63
	Hypothetical	[b,c]	1,000.00	1,021.67	3.16	0.63
Class C Shares	Actual	[b]	1,000.00	1,044.00	5.78	1.14
	Hypothetical	[b,c]	1,000.00	1,019.14	5.71	1.14
R Shares[d]	Actual	[b]	1,000.00	1,045.80	4.46	0.88
	Hypothetical	[b,c]	1,000.00	1,020.43	4.41	0.88
Institutional Service Class Shares	Actual	[b]	1,000.00	1,048.90	1.93	0.38
	Hypothetical	[b,c]	1,000.00	1,022.91	1.91	0.38
Institutional Class Shares	Actual	[b]	1,000.00	1,050.00	0.66	0.13
	Hypothetical	[b,c]	1,000.00	1,024.15	0.65	0.13

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

d	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

65

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Destination 2030 Fund

Mutual Funds 98.0%

	Shares	Market Value

Alternative Assets 20.0%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund), Institutional Class (a)	5,573,696	$55,569,745

Total Alternative Assets (cost $53,986,467)		55,569,745

Equity Funds 73.0%
Nationwide International Index Fund, Institutional Class (a)	7,398,449	64,366,508
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	2,051,337	38,770,265
Nationwide S&P 500 Index Fund, Institutional Class (a)	5,191,945	75,075,526
Nationwide Small Cap Index Fund, Institutional Class (a)	1,636,976	24,865,670

Total Equity Funds (cost $159,869,314)		203,077,969

Fixed Income Funds 5.0%
Nationwide Bond Index Fund, Institutional Class (a)	747,109	8,352,681
Nationwide Inflation-Protected Securities Fund, Institutional Class* (a)	583,378	5,547,928

Total Fixed Income Funds (cost $14,307,850)		13,900,609

Total Mutual Funds (cost $228,163,631)		272,548,323

Exchange Traded Fund 2.0%
Fixed Income Fund 2.0%
iShares Intermediate Credit Bond Fund ETF	50,745	5,560,637

Total Exchange Traded Fund (cost $5,481,668)		5,560,637

Total Investments (cost $233,645,299) (b) — 100.0%		278,108,960

Liabilities in excess of other assets — 0.0%†		(110,717)

NET ASSETS — 100.0%		$277,998,243

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

66

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Destination 2030 Fund
Assets:
Investments in affiliates, at value (cost $228,163,631)	$272,548,323
Investments in non-affiliates, at value (cost $5,481,668)	5,560,637

Total Investments, at value (total cost $233,645,299)	278,108,960

Cash	22,927
Receivable for capital shares issued	270,165

Total Assets	278,402,052

Liabilities:
Payable for investments purchased	246,501
Payable for capital shares redeemed	23,664
Accrued expenses and other payables:
Investment advisory fees	29,400
Distribution fees	58,062
Administrative servicing fees	45,223
Trustee fees (Note 3)	724
Professional fees (Note 3)	235

Total Liabilities	403,809

Net Assets	$277,998,243

Represented by:
Capital	$226,139,378
Accumulated distributions in excess of net investment income	(503,384)
Accumulated net realized gains from affiliated and non-affiliated investments	7,898,588
Net unrealized appreciation/(depreciation) from investments in affiliates	44,384,692
Net unrealized appreciation/(depreciation) from investments in non-affiliates	78,969

Net Assets	$277,998,243

67

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide Destination 2030 Fund
Net Assets:
Class A Shares	$47,256,483
Class C Shares	1,529,340
R Shares	115,998,650
Institutional Service Class Shares	72,167,399
Institutional Class Shares	41,046,371

Total	$277,998,243

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,588,784
Class C Shares	149,300
R Shares	11,302,142
Institutional Service Class Shares	6,992,702
Institutional Class Shares	3,960,917

Total	26,993,845

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.30
Class C Shares (b)	$10.24
R Shares	$10.26
Institutional Service Class Shares	$10.32
Institutional Class Shares	$10.36
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.93

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

68

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Destination 2030 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$3,178,000
Dividend income from non-affiliates	34,208

Total Income	3,212,208

EXPENSES:
Investment advisory fees	171,175
Distribution fees Class A	60,864
Distribution fees Class C	7,464
Distribution fees R (a)	257,854
Distribution fees Class R1 (b)	29,468
Administrative servicing fees Class A	60,863
Administrative servicing fees Class C	25
Administrative servicing fees R (a)	128,927
Administrative servicing fees Class R1 (b)	11,334
Administrative servicing fees Institutional Service Class	84,049
Professional fees (Note 3)	1,087
Trustee fees (Note 3)	4,236

Total Expenses	817,346

NET INVESTMENT INCOME	2,394,862

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	8,049,942
Net realized gains from investment transactions with affiliates	2,376,057
Net realized gains from investment transactions with non-affiliates	657

Net realized gains from affiliated and non-affiliated investments	10,426,656

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(509,493)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	78,962

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(430,531)

Net realized/unrealized gains from affiliated and non-affiliated investments	9,996,125

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,390,987

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R Shares.

The accompanying notes are an integral part of these financial statements.

69

Statements of Changes in Net Assets

	Nationwide Destination 2030 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net investment income	$2,394,862	$2,630,973
Net realized gains from affiliated and non-affiliated investments	10,426,656	14,696,069
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(430,531)	24,762,920

Change in net assets resulting from operations	12,390,987	42,089,962

Distributions to Shareholders From:
Net investment income:
Class A	(535,175)	(589,199)
Class C	(13,899)	(11,005)
Class R (a)	(983,967)	(914,121)
Class R1 (b)	(141,879)	(118,244)
Institutional Service Class	(810,878)	(808,856)
Institutional Class	(434,959)	(365,879)
Net realized gains:
Class A	(2,598,892)	(1,669,422)
Class C	(79,121)	(45,713)
Class R (a)	(5,131,008)	(3,147,917)
Class R1 (b)	(779,756)	(469,616)
Institutional Service Class	(3,448,603)	(1,834,671)
Institutional Class	(1,619,877)	(699,441)

Change in net assets from shareholder distributions	(16,578,014)	(10,674,084)

Change in net assets from capital transactions	27,242,076	31,650,059

Change in net assets	23,055,049	63,065,937

Net Assets:
Beginning of period	254,943,194	191,877,257

End of period	$277,998,243	$254,943,194

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(503,384)	$22,511

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,030,798	$35,914,483
Dividends reinvested	3,134,067	2,258,621
Cost of shares redeemed	(10,440,836)	(37,212,776)

Total Class A Shares	(1,275,971)	960,328

Class C Shares
Proceeds from shares issued	140,188	143,868
Dividends reinvested	93,020	56,718
Cost of shares redeemed	(77,597)	(101,867)

Total Class C Shares	155,611	98,719

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R Shares.

70

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2030 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$22,256,754	$15,680,625
Dividends reinvested	6,114,975	4,062,038
Cost of shares redeemed	(7,400,496)	(11,144,644)

Total R Shares	20,971,233	8,598,019

Class R1 Shares (b)
Proceeds from shares issued	1,914,984	1,330,475
Dividends reinvested	921,635	587,860
Cost of shares redeemed	(15,803,476)	(1,852,822)

Total Class R1 Shares	(12,966,857)	65,513

Institutional Service Class Shares
Proceeds from shares issued	10,271,287	17,941,233
Dividends reinvested	4,259,481	2,643,527
Cost of shares redeemed	(5,331,676)	(8,410,336)

Total Institutional Service Class Shares	9,199,092	12,174,424

Institutional Class Shares
Proceeds from shares issued	13,927,788	14,097,601
Dividends reinvested	2,054,836	1,065,320
Cost of shares redeemed	(4,823,656)	(5,409,865)

Total Institutional Class Shares	11,158,968	9,753,056

Change in net assets from capital transactions	$27,242,076	$31,650,059

SHARE TRANSACTIONS:
Class A Shares
Issued	591,067	3,685,620
Reinvested	314,606	250,666
Redeemed	(1,015,490)	(3,825,029)

Total Class A Shares	(109,817)	111,257

Class C Shares
Issued	13,545	14,724
Reinvested	9,377	6,336
Redeemed	(7,695)	(10,469)

Total Class C Shares	15,227	10,591

Class R Shares (a)
Issued	2,193,284	1,640,865
Reinvested	615,726	453,085
Redeemed	(729,280)	(1,141,779)

Total R Shares	2,079,730	952,171

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R Shares.

71

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2030 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	184,022	137,873
Reinvested	92,813	65,656
Redeemed	(1,566,806)	(191,021)

Total Class R1 Shares	(1,289,971)	12,508

Institutional Service Class Shares
Issued	1,002,933	1,853,409
Reinvested	426,555	291,655
Redeemed	(520,962)	(855,630)

Total Institutional Service Class Shares	908,526	1,289,434

Institutional Class Shares
Issued	1,353,932	1,421,470
Reinvested	204,861	116,758
Redeemed	(472,476)	(549,889)

Total Institutional Class Shares	1,086,317	988,339

Total change in shares	2,690,012	3,364,300

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R Shares.

The accompanying notes are an integral part of these financial statements.

72

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2030 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.49	0.09	0.38	0.47	(0.11)	(0.55)	(0.66)	$10.30	4.75%	$47,256,483	0.63%	1.83%	0.63%	6.23%
Year Ended October 31, 2013 (e)	$9.17	0.12	1.70	1.82	(0.13)	(0.37)	(0.50)	$10.49	20.74%	$49,286,478	0.63%	1.22%	0.63%	18.67%
Year Ended October 31, 2012 (e)	$8.89	0.09	0.68	0.77	(0.10)	(0.39)	(0.49)	$9.17	9.26%	$42,044,565	0.67%	1.01%	0.67%	29.14%
Year Ended October 31, 2011 (e)	$8.81	0.15	0.12	0.27	(0.15)	(0.04)	(0.19)	$8.89	3.00%	$35,835,375	0.83%	1.61%	0.83%	27.34%
Year Ended October 31, 2010 (e)	$7.78	0.11	1.09	1.20	(0.12)	(0.05)	(0.17)	$8.81	15.63%	$32,684,738	0.84%	1.36%	0.84%	7.36%
Year Ended October 31, 2009 (e)	$6.89	0.10	0.95	1.05	(0.14)	(0.02)	(0.16)	$7.78	15.79%	$23,551,191	0.83%	1.45%	0.83%	15.08%

Class C Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.45	0.07	0.37	0.44	(0.10)	(0.55)	(0.65)	$10.24	4.40%	$1,529,340	1.14%	1.33%	1.14%	6.23%
Year Ended October 31, 2013 (e)	$9.13	0.07	1.71	1.78	(0.09)	(0.37)	(0.46)	$10.45	20.32%	$1,400,404	1.13%	0.71%	1.13%	18.67%
Year Ended October 31, 2012 (e)	$8.86	0.05	0.66	0.71	(0.05)	(0.39)	(0.44)	$9.13	8.63%	$1,127,956	1.17%	0.51%	1.17%	29.14%
Year Ended October 31, 2011 (e)	$8.79	0.09	0.13	0.22	(0.11)	(0.04)	(0.15)	$8.86	2.51%	$1,048,796	1.33%	0.97%	1.33%	27.34%
Year Ended October 31, 2010 (e)	$7.77	0.07	1.09	1.16	(0.09)	(0.05)	(0.14)	$8.79	15.12%	$802,611	1.33%	0.80%	1.33%	7.36%
Year Ended October 31, 2009 (e)	$6.88	0.06	0.95	1.01	(0.10)	(0.02)	(0.12)	$7.77	15.10%	$304,217	1.32%	0.85%	1.32%	15.08%

Class R Shares (f)
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.46	0.08	0.38	0.46	(0.11)	(0.55)	(0.66)	$10.26	4.58%	$115,998,650	0.88%	1.50%	0.88%	6.23%
Year Ended October 31, 2013 (e)	$9.14	0.09	1.71	1.80	(0.11)	(0.37)	(0.48)	$10.46	20.52%	$96,468,521	0.88%	0.95%	0.88%	18.67%
Year Ended October 31, 2012 (e)	$8.87	0.07	0.67	0.74	(0.08)	(0.39)	(0.47)	$9.14	8.91%	$75,603,163	0.91%	0.75%	0.91%	29.14%
Year Ended October 31, 2011 (e)	$8.79	0.12	0.13	0.25	(0.13)	(0.04)	(0.17)	$8.87	2.83%	$62,553,329	1.08%	1.30%	1.08%	27.34%
Year Ended October 31, 2010 (e)	$7.77	0.09	1.09	1.18	(0.11)	(0.05)	(0.16)	$8.79	15.32%	$49,279,996	1.09%	1.09%	1.09%	7.36%
Year Ended October 31, 2009 (e)	$6.88	0.10	0.92	1.02	(0.11)	(0.02)	(0.13)	$7.77	15.31%	$28,154,823	1.08%	1.39%	1.08%	15.08%

Institutional Service Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.51	0.10	0.39	0.49	(0.13)	(0.55)	(0.68)	$10.32	4.89%	$72,167,399	0.38%	2.04%	0.38%	6.23%
Year Ended October 31, 2013 (e)	$9.18	0.14	1.71	1.85	(0.15)	(0.37)	(0.52)	$10.51	21.14%	$63,959,756	0.38%	1.41%	0.38%	18.67%
Year Ended October 31, 2012 (e)	$8.91	0.11	0.67	0.78	(0.12)	(0.39)	(0.51)	$9.18	9.40%	$44,037,894	0.41%	1.25%	0.41%	29.14%
Year Ended October 31, 2011 (e)	$8.82	0.16	0.14	0.30	(0.17)	(0.04)	(0.21)	$8.91	3.36%	$32,793,397	0.58%	1.73%	0.58%	27.34%
Year Ended October 31, 2010 (e)	$7.79	0.13	1.09	1.22	(0.14)	(0.05)	(0.19)	$8.82	15.86%	$21,130,412	0.59%	1.55%	0.59%	7.36%
Year Ended October 31, 2009 (e)	$6.89	0.13	0.93	1.06	(0.14)	(0.02)	(0.16)	$7.79	15.96%	$9,006,401	0.58%	1.81%	0.58%	15.08%

Institutional Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.55	0.11	0.39	0.50	(0.14)	(0.55)	(0.69)	$10.36	5.00%	$41,046,371	0.13%	2.23%	0.13%	6.23%
Year Ended October 31, 2013 (e)	$9.22	0.16	1.72	1.88	(0.18)	(0.37)	(0.55)	$10.55	21.34%	$30,335,443	0.13%	1.62%	0.13%	18.67%
Year Ended October 31, 2012 (e)	$8.94	0.13	0.68	0.81	(0.14)	(0.39)	(0.53)	$9.22	9.75%	$17,384,899	0.16%	1.47%	0.16%	29.14%
Year Ended October 31, 2011 (e)	$8.85	0.18	0.14	0.32	(0.19)	(0.04)	(0.23)	$8.94	3.60%	$12,874,993	0.33%	1.98%	0.33%	27.34%
Year Ended October 31, 2010 (e)	$7.81	0.16	1.08	1.24	(0.15)	(0.05)	(0.20)	$8.85	16.14%	$8,041,558	0.34%	1.90%	0.34%	7.36%
Year Ended October 31, 2009 (e)	$6.90	0.14	0.95	1.09	(0.16)	(0.02)	(0.18)	$7.81	16.33%	$5,757,085	0.33%	1.99%	0.33%	15.08%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

73

Fund Commentary	Nationwide Destination 2035 Fund

For the semiannual period ended April 30, 2014, the Nationwide Destination 2035 Fund (Class R) returned 4.73% versus 6.08% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2035 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2035 Funds (consisting of 159 funds as of April 30, 2014) was 4.86% for the same time period.

The Fund’s return for the six-month period covered in this report was driven primarily by positive absolute returns from the Fund’s equity investments in the U.S. and in foreign developed market countries, which together represented about 81% of the Fund’s allocations and contributed significantly to the Fund’s positive performance during the reporting period. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains generally exceeding those of stocks in international markets. Specifically, during the reporting period the S&P 500® Index (representing large-cap U.S. stocks) rose 8.36%, the S&P MidCap 400® Index (mid-cap U.S. stocks) increased 5.9%, and the Russell 2000® Index (small-cap U.S. stocks) gained 3.1%. During the reporting period, the U.S. Federal Reserve (Fed) began to reduce its monthly purchases of assets (known as quantitative easing, or QE) as a result of improving U.S. economic signals.

The equity markets within foreign developed market countries (as distinguished from emerging market countries) generally posted positive returns during the reporting period as well. The MSCI EAFE® Index (representing international developed market equities) posted a gain of 4.4% during the reporting period. Concerns about the Fed’s tapering (reduction of QE) and heightened risk in emerging markets posed slight headwinds to the performance of the international markets during the reporting period.

The Fund’s return also was supported by positive returns from the Fund’s investments in intermediate-term, investment-grade U.S. fixed-income bonds. The Barclays U.S. Aggregate Bond Index (representing a broad spectrum of such bonds) posted a return of 1.74% during the reporting period, aided by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.03% at the end of calendar 2013 to 2.65% at the end of April 2014. During the four-month period from January 1, 2014, through April 30, 2014, the interest rate on the 10-year Treasury dropped as low as 2.58% at the beginning of February following the Fed’s announcement that it would reduce asset purchases (QE). The drop in rates during the latter part of the four-month period, combined with a flattening of the overall yield curve, resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade U.S. fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low during the six-month reporting period.

The return from the Fund’s investment in the underlying Nationwide S&P 500 Index Fund made this holding the largest contributor to the Fund’s return during the reporting period, as shown in the table below.

All of the Fund’s underlying funds posted absolute positive returns during the reporting period. The Fund’s investment in the underlying Nationwide Bond Index Fund, however, which was relatively small, posted a 1.77% return and thus contributed the least to the Fund’s overall positive return during the reporting period. Relative underperformance versus the benchmark resulted from differences in asset allocation between the Fund’s underlying funds and the benchmark.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*, Nationwide Fund Advisors

*	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more aggressive investments to more conservative investments based on its target date. An investment in the

74

Fund Commentary (con’t.)	Nationwide Destination 2035 Fund

Fund is not guaranteed at any time, including on or after its target date. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2035 Fund

(April 30, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	28%	2.30%
Nationwide International Index Fund Institutional Class	24%	1.14%
Nationwide Portfolio Completion Fund Institutional Class	20%	0.54%
Nationwide Mid Cap Market Index Fund Institutional Class	15%	0.86%
Nationwide Small Cap Index Fund Institutional Class	11%	0.34%
Nationwide Bond Index Fund Institutional Class	2%	0.04%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2035 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

75

Fund Overview	Nationwide Destination 2035 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	All of the Nationwide Destination 2035 Fund’s underlying funds posted positive returns during the reporting period

•	The return from the Fund’s investment in the underlying Nationwide S&P 500 Index Fund made this holding the largest contributor to the Fund’s return during the reporting period

Asset Allocation†

Equity Funds	78.0%
Alternative Assets	20.0%
Fixed Income Fund	2.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	28.0%
Nationwide International Index Fund, Institutional Class	24.2%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation), Institutional Class	20.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	14.9%
Nationwide Small Cap Index Fund, Institutional Class	10.9%
Nationwide Bond Index Fund, Institutional Class	2.0%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2014.

76

Fund Performance	Nationwide Destination 2035 Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	Inception
Class A	w/o SC1	4.88%	13.75%	15.45%	4.57%	[2]
	w/SC3	(1.14)%	7.22%	14.10%	3.64%	[2]
Class C	w/o SC1	4.68%	13.17%	14.90%	4.04%	[2]
	w/SC4	3.69%	12.17%	14.90%	4.04%	[2]
Class R5,6		4.73%	13.48%	15.18%	4.30%	[2]
Institutional Service Class[5]		5.06%	14.08%	15.76%	4.79%	[2]
Institutional Class[5]		5.26%	14.40%	16.06%	5.08%	[2]
Morningstar® Lifetime Moderate 2035 Index		6.08%	14.63%	16.67%	5.76%
CPI		1.51%	1.95%	2.14%	1.99%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio*
Class A	0.92%
Class C	1.42%
Class R	1.17%
Institutional Services Class	0.67%
Institutional Class	0.42%

*	Current effective prospectus dated March 1, 2014. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

77

Fund Performance (con’t.)	Nationwide Destination 2035 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2035 Fund from inception through 4/30/14 versus the Morningstar Lifetime Moderate 2035 Index and the Consumer Price Index (CPI) from 9/1/07 through 4/30/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

78

Shareholder Expense Example	Nationwide Destination 2035 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2035 Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14[a]	Expense Ratio During Period (%) 11/01/13 - 04/30/14[a]
Class A Shares	Actual	[b]	1,000.00	1,048.80	3.20	0.63
	Hypothetical	[b,c]	1,000.00	1,021.67	3.16	0.63
Class C Shares	Actual	[b]	1,000.00	1,046.80	5.79	1.14
	Hypothetical	[b,c]	1,000.00	1,019.14	5.71	1.14
Class R Shares[d]	Actual	[b]	1,000.00	1,047.30	4.47	0.88
	Hypothetical	[b,c]	1,000.00	1,020.43	4.41	0.88
Institutional Service Class Shares	Actual	[b]	1,000.00	1,050.60	1.93	0.38
	Hypothetical	[b,c]	1,000.00	1,022.91	1.91	0.38
Institutional Class Shares	Actual	[b]	1,000.00	1,052.60	0.66	0.13
	Hypothetical	[b,c]	1,000.00	1,024.15	0.65	0.13

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

d	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

79

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Destination 2035 Fund

Mutual Funds 100.0%

	Shares	Market Value

Alternative Assets 20.0%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund), Institutional Class (a)	3,710,442	$36,993,110

Total Alternative Assets (cost $35,741,609)		36,993,110

Equity Funds 78.0%
Nationwide International Index Fund, Institutional Class (a)	5,137,954	44,700,202
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,458,592	27,567,394
Nationwide S&P 500 Index Fund, Institutional Class (a)	3,584,359	51,829,836
Nationwide Small Cap Index Fund, Institutional Class (a)	1,327,757	20,168,633

Total Equity Funds (cost $117,258,480)		144,266,065

Fixed Income Fund 2.0%
Nationwide Bond Index Fund, Institutional Class (a)	331,490	3,706,053

Total Fixed Income Fund (cost $3,809,224)		3,706,053

Total Mutual Funds (cost $156,809,313)		184,965,228

Total Investments (cost $156,809,313) (b) — 100.0%		184,965,228

Liabilities in excess of other assets — 0.0%†		(87,427)

NET ASSETS — 100.0%		$184,877,801

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

80

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Destination 2035 Fund
Assets:
Investments in affiliates, at value (cost $156,809,313)	$184,965,228
Cash	119
Receivable for investments sold	13,642
Receivable for capital shares issued	119,404

Total Assets	185,098,393

Liabilities:
Payable for capital shares redeemed	133,112
Accrued expenses and other payables:
Investment advisory fees	19,566
Distribution fees	38,396
Administrative servicing fees	28,764
Trustee fees (Note 3)	621
Professional fees (Note 3)	133

Total Liabilities	220,592

Net Assets	$184,877,801

Represented by:
Capital	$150,947,718
Accumulated distributions in excess of net investment income	(366,904)
Accumulated net realized gains from affiliated investments	6,141,072
Net unrealized appreciation/(depreciation) from investments in affiliates	28,155,915

Net Assets	$184,877,801

81

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide Destination 2035 Fund
Net Assets:
Class A Shares	$12,995,645
Class C Shares	1,618,735
Class R Shares	85,019,326
Institutional Service Class Shares	54,035,037
Institutional Class Shares	31,209,058

Total	$184,877,801

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,224,405
Class C Shares	154,194
Class R Shares	8,047,354
Institutional Service Class Shares	5,087,262
Institutional Class Shares	2,925,294

Total	17,438,509

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.61
Class C Shares (b)	$10.50
Class R Shares	$10.56
Institutional Service Class Shares	$10.62
Institutional Class Shares	$10.67
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.26

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

82

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Destination 2035 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$2,136,340

Total Income	2,136,340

EXPENSES:
Investment advisory fees	112,557
Distribution fees Class A	19,221
Distribution fees Class C	7,210
Distribution fees Class R (a)	196,157
Distribution fees Class R1 (b)	9,234
Administrative servicing fees Class A	19,221
Administrative servicing fees Class C	70
Administrative servicing fees Class R (a)	98,078
Administrative servicing fees Class R1 (b)	3,552
Administrative servicing fees Institutional Service Class	62,742
Professional fees (Note 3)	705
Trustee fees (Note 3)	2,771

Total Expenses	531,518

NET INVESTMENT INCOME	1,604,822

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	5,535,393
Net realized gains from investment transactions with affiliates	1,720,358

Net realized gains from affiliated investments	7,255,751

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(326,898)

Net realized/unrealized gains from affiliated investments	6,928,853

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,533,675

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

83

Statements of Changes in Net Assets

	Nationwide Destination 2035 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net investment income	$1,604,822	$1,677,680
Net realized gains from affiliated investments	7,255,751	7,704,350
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(326,898)	19,131,591

Change in net assets resulting from operations	8,533,675	28,513,621

Distributions to Shareholders From:
Net investment income:
Class A	(173,774)	(191,758)
Class C	(13,363)	(11,940)
Class R (a)	(786,455)	(728,956)
Class R1 (b)	(52,210)	(30,682)
Institutional Service Class	(625,246)	(550,904)
Institutional Class	(320,678)	(286,500)
Net realized gains:
Class A	(670,816)	(427,913)
Class C	(58,859)	(37,998)
Class R (a)	(3,199,246)	(1,970,670)
Class R1 (b)	(213,103)	(93,467)
Institutional Service Class	(2,051,220)	(990,348)
Institutional Class	(918,344)	(458,732)

Change in net assets from shareholder distributions	(9,083,314)	(5,779,868)

Change in net assets from capital transactions	21,602,642	27,975,336

Change in net assets	21,053,003	50,709,089

Net Assets:
Beginning of period	163,824,798	113,115,709

End of period	$184,877,801	$163,824,798

Accumulated distributions in excess of net investment income at end of period	$(366,904)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,529,978	$5,146,579
Dividends reinvested	844,501	619,671
Cost of shares redeemed	(8,398,420)	(4,634,628)

Total Class A Shares	(3,023,941)	1,131,622

Class C Shares
Proceeds from shares issued	249,736	223,048
Dividends reinvested	72,222	49,938
Cost of shares redeemed	(81,358)	(130,974)

Total Class C Shares	240,600	142,012

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

84

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2035 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$11,096,223	$12,930,574
Dividends reinvested	3,985,701	2,699,626
Cost of shares redeemed	(5,545,758)	(6,736,277)
Total Class R Shares	9,536,166	8,893,923

Class R1 Shares (b)
Proceeds from shares issued	1,664,707	727,065
Dividends reinvested	265,313	124,149
Cost of shares redeemed	(5,484,902)	(428,750)

Total Class R1 Shares	(3,554,882)	422,464

Institutional Service Class Shares
Proceeds from shares issued	9,191,036	15,016,321
Dividends reinvested	2,676,466	1,541,252
Cost of shares redeemed	(3,250,816)	(4,883,168)

Total Institutional Service Class Shares	8,616,686	11,674,405

Institutional Class Shares
Proceeds from shares issued	11,991,174	8,784,398
Dividends reinvested	1,239,022	745,232
Cost of shares redeemed	(3,442,183)	(3,818,720)

Total Institutional Class Shares	9,788,013	5,710,910

Change in net assets from capital transactions	$21,602,642	$27,975,336

SHARE TRANSACTIONS:
Class A Shares
Issued	431,905	525,442
Reinvested	82,304	68,660
Redeemed	(792,371)	(472,765)

Total Class A Shares	(278,162)	121,337

Class C Shares
Issued	24,091	23,713
Reinvested	7,101	5,608
Redeemed	(7,991)	(13,482)

Total Class C Shares	23,201	15,839

Class R Shares (a)
Issued	1,063,728	1,340,041
Reinvested	389,569	301,233
Redeemed	(530,318)	(692,362)

Total Class R Shares	922,979	948,912

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

85

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2035 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	155,900	74,456
Reinvested	25,935	13,858
Redeemed	(528,924)	(43,402)

Total Class R1 Shares	(347,089)	44,912

Institutional Service Class Shares
Issued	871,663	1,535,991
Reinvested	260,413	169,790
Redeemed	(309,990)	(490,529)

Total Institutional Service Class Shares	822,086	1,215,252

Institutional Class Shares
Issued	1,128,492	879,431
Reinvested	119,897	81,537
Redeemed	(325,586)	(389,075)

Total Institutional Class Shares	922,803	571,893

Total change in shares	2,065,818	2,918,145

Amount designated as “–” is zero or has been rounded to zero.

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

86

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2035 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.67	0.10	0.41	0.51	(0.12)	(0.45)	(0.57)	$10.61	4.88%	$12,995,645	0.63%	1.91%	0.63%	4.47%
Year Ended October 31, 2013 (e)	$9.09	0.12	1.91	2.03	(0.14)	(0.31)	(0.45)	$10.67	23.24%	$16,026,739	0.63%	1.25%	0.63%	18.63%
Year Ended October 31, 2012 (e)	$8.65	0.09	0.70	0.79	(0.10)	(0.25)	(0.35)	$9.09	9.60%	$12,557,034	0.66%	0.99%	0.66%	19.07%
Year Ended October 31, 2011 (e)	$8.54	0.13	0.15	0.28	(0.15)	(0.02)	(0.17)	$8.65	3.19%	$9,734,398	0.83%	1.42%	0.83%	26.04%
Year Ended October 31, 2010 (e)	$7.53	0.08	1.13	1.21	(0.12)	(0.08)	(0.20)	$8.54	16.20%	$6,517,439	0.83%	1.00%	0.83%	9.62%
Year Ended October 31, 2009 (e)	$6.68	0.11	0.90	1.01	(0.13)	(0.03)	(0.16)	$7.53	15.49%	$2,098,910	0.83%	1.56%	0.83%	18.42%

Class C Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.57	0.07	0.41	0.48	(0.10)	(0.45)	(0.55)	$10.50	4.68%	$1,618,735	1.14%	1.31%	1.14%	4.47%
Year Ended October 31, 2013 (e)	$9.02	0.07	1.89	1.96	(0.10)	(0.31)	(0.41)	$10.57	22.57%	$1,384,187	1.13%	0.76%	1.13%	18.63%
Year Ended October 31, 2012 (e)	$8.60	0.04	0.70	0.74	(0.07)	(0.25)	(0.32)	$9.02	9.16%	$1,038,535	1.15%	0.42%	1.15%	19.07%
Year Ended October 31, 2011 (e)	$8.49	0.10	0.13	0.23	(0.10)	(0.02)	(0.12)	$8.60	2.60%	$258,058	1.33%	1.11%	1.33%	26.04%
Year Ended October 31, 2010 (e)	$7.50	0.06	1.10	1.16	(0.09)	(0.08)	(0.17)	$8.49	15.63%	$248,436	1.33%	0.78%	1.33%	9.62%
Year Ended October 31, 2009 (e)	$6.65	0.09	0.88	0.97	(0.09)	(0.03)	(0.12)	$7.50	14.97%	$78,692	1.33%	1.35%	1.33%	18.42%

Class R Shares (f)
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.63	0.08	0.41	0.49	(0.11)	(0.45)	(0.56)	$10.56	4.73%	$85,019,326	0.88%	1.58%	0.88%	4.47%
Year Ended October 31, 2013 (e)	$9.06	0.10	1.89	1.99	(0.11)	(0.31)	(0.42)	$10.63	22.91%	$75,700,964	0.88%	1.00%	0.88%	18.63%
Year Ended October 31, 2012 (e)	$8.62	0.07	0.70	0.77	(0.08)	(0.25)	(0.33)	$9.06	9.37%	$55,946,652	0.91%	0.75%	0.91%	19.07%
Year Ended October 31, 2011 (e)	$8.51	0.11	0.14	0.25	(0.12)	(0.02)	(0.14)	$8.62	2.96%	$43,308,991	1.08%	1.25%	1.08%	26.04%
Year Ended October 31, 2010 (e)	$7.51	0.08	1.10	1.18	(0.10)	(0.08)	(0.18)	$8.51	15.89%	$31,456,319	1.09%	1.06%	1.09%	9.62%
Year Ended October 31, 2009 (e)	$6.67	0.09	0.89	0.98	(0.11)	(0.03)	(0.14)	$7.51	15.15%	$18,324,931	1.08%	1.30%	1.08%	18.42%

Institutional Service Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.68	0.11	0.41	0.52	(0.13)	(0.45)	(0.58)	$10.62	5.06%	$54,035,037	0.38%	2.03%	0.38%	4.47%
Year Ended October 31, 2013 (e)	$9.10	0.14	1.91	2.05	(0.16)	(0.31)	(0.47)	$10.68	23.52%	$45,549,609	0.38%	1.44%	0.38%	18.63%
Year Ended October 31, 2012 (e)	$8.66	0.11	0.70	0.81	(0.12)	(0.25)	(0.37)	$9.10	9.86%	$27,762,165	0.41%	1.24%	0.41%	19.07%
Year Ended October 31, 2011 (e)	$8.55	0.15	0.15	0.30	(0.17)	(0.02)	(0.19)	$8.66	3.45%	$18,146,376	0.58%	1.65%	0.58%	26.04%
Year Ended October 31, 2010 (e)	$7.53	0.12	1.11	1.23	(0.13)	(0.08)	(0.21)	$8.55	16.56%	$10,132,411	0.59%	1.53%	0.59%	9.62%
Year Ended October 31, 2009 (e)	$6.68	0.12	0.90	1.02	(0.14)	(0.03)	(0.17)	$7.53	15.65%	$4,641,953	0.58%	1.78%	0.58%	18.42%

Institutional Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.72	0.12	0.43	0.55	(0.15)	(0.45)	(0.60)	$10.67	5.26%	$31,209,058	0.13%	2.24%	0.13%	4.47%
Year Ended October 31, 2013 (e)	$9.14	0.17	1.90	2.07	(0.18)	(0.31)	(0.49)	$10.72	23.71%	$21,472,047	0.13%	1.71%	0.13%	18.63%
Year Ended October 31, 2012 (e)	$8.69	0.13	0.71	0.84	(0.14)	(0.25)	(0.39)	$9.14	10.20%	$13,070,867	0.16%	1.49%	0.16%	19.07%
Year Ended October 31, 2011 (e)	$8.57	0.18	0.15	0.33	(0.19)	(0.02)	(0.21)	$8.69	3.80%	$9,052,970	0.33%	1.99%	0.33%	26.04%
Year Ended October 31, 2010 (e)	$7.55	0.15	1.10	1.25	(0.15)	(0.08)	(0.23)	$8.57	16.71%	$5,498,091	0.34%	1.85%	0.34%	9.62%
Year Ended October 31, 2009 (e)	$6.69	0.13	0.91	1.04	(0.15)	(0.03)	(0.18)	$7.55	16.07%	$3,518,013	0.33%	1.95%	0.33%	18.42%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

87

Fund Commentary	Nationwide Destination 2040 Fund

For the semiannual period ended April 30, 2014, the Nationwide Destination 2040 Fund (Class R) returned 4.89% versus 6.14% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2040 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2040 Funds (consisting of 198 funds as of April 30, 2014) was 4.89% for the same time period.

The Fund’s return for the six-month period covered in this report was driven primarily by positive absolute returns from the Fund’s equity investments in the U.S. and in foreign developed market countries, which together represented about 88% of the Fund’s allocations and contributed significantly to the Fund’s positive performance during the reporting period. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains generally exceeding those of stocks in international markets. Specifically, during the reporting period the S&P 500® Index (representing large-cap U.S. stocks) 8.36%, the S&P MidCap 400® Index (mid-cap U.S. stocks) increased 5.9%, and the Russell 2000® Index (small-cap U.S. stocks) gained 3.1%. During the reporting period, the U.S. Federal Reserve (Fed) began to reduce its monthly purchases of assets (known as quantitative easing, or QE) as a result of improving U.S. economic signals.

The equity markets within foreign developed market countries (as distinguished from emerging market countries) generally posted positive returns during the reporting period as well. The MSCI EAFE® Index (representing international developed market equities) posted a gain of 4.4% during the reporting period. Concerns about the Fed’s tapering (reduction of QE) and heightened risk in emerging markets posed slight headwinds to the performance of the international markets during the reporting period.

The Fund’s return also was supported by positive returns from the Fund’s investments in intermediate-term, investment-grade U.S. fixed-income bonds. The Barclays U.S. Aggregate Bond Index (representing a broad spectrum of such bonds) posted a return of 1.74% during the reporting period, aided by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.03% at the end of calendar 2013 to 2.65% at the end of April 2014. During the four-month period from January 1, 2014, through April 30, 2014, the interest rate on the 10-year Treasury dropped as low as 2.58% at the beginning of February following the Fed’s announcement that it would reduce asset purchases (QE). The drop in rates during the latter part of the four-month period, combined with a flattening of the overall yield curve, resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade U.S. fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low during the six-month reporting period.

The return from the Fund’s investment in the underlying Nationwide S&P 500 Index Fund, combined with this underlying fund’s sizable allocation within the Fund, made this holding the largest contributor to the Fund’s return during the reporting period, as shown in the table below.

All of the Fund’s underlying funds posted absolute positive returns during the reporting period. The Fund’s investment in the underlying Nationwide Bond Index Fund, however, which was relatively small, posted a 1.77% return and thus contributed the least to the Fund’s overall positive return during the reporting period. Relative underperformance versus benchmark resulted from allocation differences.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*, Nationwide Fund Advisors

*	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more aggressive investments to more conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its

88

Fund Commentary (con’t.)	Nationwide Destination 2040 Fund

target date. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2040 Fund

(April 30, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	28%	2.30%
Nationwide International Index Fund Institutional Class	25%	1.19%
Nationwide Mid Cap Market Index Fund Institutional Class	17%	0.98%
Nationwide Portfolio Completion Fund Institutional Class	16%	0.43%
Nationwide Small Cap Index Fund Institutional Class	12%	0.37%
Nationwide Bond Index Fund Institutional Class	2%	0.04%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2040 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

89

Fund Overview	Nationwide Destination 2040 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	All of the Nationwide Destination 2040 Fund’s underlying funds posted positive returns during the reporting period

•	The return from the Fund’s investment in the underlying Nationwide S&P 500 Index Fund made this holding the largest contributor to the Fund’s return during the reporting period

Asset Allocation†

Equity Funds	82.1%
Alternative Assets	16.0%
Fixed Income Fund	2.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide S&P 500 Index Fund, Institutional Class	27.9%
Nationwide International Index Fund, Institutional Class	25.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	17.0%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund), Institutional Class	16.0%
Nationwide Small Cap Index Fund, Institutional Class	12.0%
Nationwide Bond Index Fund, Institutional Class	2.0%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Percentages indicated are based upon total investments as of April 30, 2014.

90

Fund Performance	Nationwide Destination 2040 Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	Inception
Class A	w/o SC1	5.03%	14.41%	15.94%	4.26%	[2]
	w/SC3	(1.00)%	7.83%	14.57%	3.34%	[2]
Class C	w/o SC1	4.78%	13.83%	15.37%	3.74%	[2]
	w/SC4	3.79%	12.83%	15.37%	3.74%	[2]
Class R5,6		4.89%	14.04%	15.65%	3.98%	[2]
Institutional Service Class[5]		5.08%	14.69%	16.21%	4.49%	[2]
Institutional Class[5]		5.30%	14.93%	16.52%	4.76%	[2]
Morningstar® Lifetime Moderate 2040 Index		6.14%	15.21%	16.91%	5.81%
CPI		1.51%	1.95%	2.14%	1.99%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio*
Class A	0.92%
Class C	1.43%
Class R	1.17%
Institutional Services Class	0.67%
Institutional Class	0.42%

*	Current effective prospectus dated March 1, 2014. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

91

Fund Performance (con’t.)	Nationwide Destination 2040 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2040 Fund from inception through 4/30/14 versus the Morningstar Lifetime Moderate 2040 Index and the Consumer Price Index (CPI) from 9/1/07 through 4/30/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

92

Shareholder Expense Example	Nationwide Destination 2040 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2040 Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14[a]	Expense Ratio During Period (%) 11/01/13 - 04/30/14[a]
Class A Shares	Actual	[b]	1,000.00	1,050.30	3.20	0.63
	Hypothetical	[b,c]	1,000.00	1,021.67	3.16	0.63
Class C Shares	Actual	[b]	1,000.00	1,047.80	5.79	1.14
	Hypothetical	[b,c]	1,000.00	1,019.14	5.71	1.14
Class R Shares[d]	Actual	[b]	1,000.00	1,048.90	4.47	0.88
	Hypothetical	[b,c]	1,000.00	1,020.43	4.41	0.88
Institutional Service Class Shares	Actual	[b]	1,000.00	1,050.80	1.93	0.38
	Hypothetical	[b,c]	1,000.00	1,022.91	1.91	0.38
Institutional Class Shares	Actual	[b]	1,000.00	1,053.00	0.66	0.13
	Hypothetical	[b,c]	1,000.00	1,024.15	0.65	0.13

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

d	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

93

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Destination 2040 Fund

Mutual Funds 100.1%

	Shares	Market Value

Alternative Assets 16.0%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund), Institutional Class (a)	2,376,351	$23,692,218

Total Alternative Assets (cost $22,858,504)		23,692,218

Equity Funds 82.1%
Nationwide International Index Fund, Institutional Class (a)	4,281,879	37,252,344
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,332,034	25,175,438
Nationwide S&P 500 Index Fund, Institutional Class (a)	2,869,354	41,490,859
Nationwide Small Cap Index Fund, Institutional Class (a)	1,169,147	17,759,337

Total Equity Funds (cost $98,980,994)		121,677,978

Fixed Income Fund 2.0%
Nationwide Bond Index Fund, Institutional Class (a)	264,566	2,957,846

Total Fixed Income Fund (cost $3,057,388)		2,957,846

Total Mutual Funds (cost $124,896,886)		148,328,042

Total Investments (cost $124,896,886) (b) — 100.1%		148,328,042

Liabilities in excess of other assets — (0.1)%		(76,626)

NET ASSETS — 100.0%		$148,251,416

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

94

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Destination 2040 Fund
Assets:
Investments in affiliates, at value (cost $124,896,886)	$148,328,042
Cash	50
Receivable for capital shares issued	171,378

Total Assets	148,499,470

Liabilities:
Payable for investments purchased	161,939
Payable for capital shares redeemed	9,439
Accrued expenses and other payables:
Investment advisory fees	15,562
Distribution fees	34,365
Administrative servicing fees	26,146
Trustee fees (Note 3)	490
Professional fees (Note 3)	113

Total Liabilities	248,054

Net Assets	$148,251,416

Represented by:
Capital	$119,654,190
Accumulated distributions in excess of net investment income	(318,087)
Accumulated net realized gains from affiliated investments	5,484,157
Net unrealized appreciation/(depreciation) from investments in affiliates	23,431,156

Net Assets	$148,251,416

95

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide Destination 2040 Fund
Net Assets:
Class A Shares	$11,762,088
Class C Shares	591,794
Class R Shares	78,162,765
Institutional Service Class Shares	33,469,702
Institutional Class Shares	24,265,067

Total	$148,251,416

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,133,043
Class C Shares	57,172
Class R Shares	7,563,702
Institutional Service Class Shares	3,213,662
Institutional Class Shares	2,324,119

Total	14,291,698

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.38
Class C Shares (b)	$10.35
Class R Shares	$10.33
Institutional Service Class Shares	$10.41
Institutional Class Shares	$10.44
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.01

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

96

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Destination 2040 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,705,452
Dividend income from non-affiliates	2

Total Income	1,705,454

EXPENSES:
Investment advisory fees	89,646
Distribution fees Class A	16,632
Distribution fees Class C	2,791
Distribution fees Class R (a)	168,249
Distribution fees Class R1 (b)	20,313
Administrative servicing fees Class A	16,632
Administrative servicing fees Class C	9
Administrative servicing fees Class R (a)	84,125
Administrative servicing fees Class R1 (b)	7,813
Administrative servicing fees Institutional Service Class	38,950
Professional fees (Note 3)	567
Trustee fees (Note 3)	2,205

Total Expenses	447,932

NET INVESTMENT INCOME	1,257,522

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	4,626,701
Net realized gains from investment transactions with affiliates	1,846,377
Net realized gains from investment transactions with non-affiliates	3

Net realized gains from affiliated and non-affiliated investments	6,473,081

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(870,539)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(3)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(870,542)

Net realized/unrealized gains from affiliated and non-affiliated investments	5,602,539

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,860,061

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

97

Statements of Changes in Net Assets

	Nationwide Destination 2040 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net investment income	$1,257,522	$1,336,915
Net realized gains from affiliated and non-affiliated investments	6,473,081	7,132,444
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(870,542)	15,519,279

Change in net assets resulting from operations	6,860,061	23,988,638

Distributions to Shareholders From:
Net investment income:
Class A	(154,755)	(157,232)
Class C	(5,209)	(5,984)
Class R (a)	(665,800)	(610,344)
Class R1 (b)	(103,008)	(90,889)
Institutional Service Class	(389,757)	(367,535)
Institutional Class	(257,080)	(207,316)
Net realized gains:
Class A	(681,244)	(289,313)
Class C	(26,402)	(15,968)
Class R (a)	(3,042,859)	(1,363,785)
Class R1 (b)	(497,826)	(233,291)
Institutional Service Class	(1,475,263)	(553,732)
Institutional Class	(851,957)	(267,950)

Change in net assets from shareholder distributions	(8,151,160)	(4,163,339)

Change in net assets from capital transactions	17,670,854	21,524,290

Change in net assets	16,379,755	41,349,589

Net Assets:
Beginning of period	131,871,661	90,522,072

End of period	$148,251,416	$131,871,661

Accumulated distributions in excess of net investment income at end of period	$(318,087)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,838,354	$4,565,922
Dividends reinvested	835,999	446,545
Cost of shares redeemed	(6,166,931)	(3,515,666)

Total Class A Shares	(1,492,578)	1,496,801

Class C Shares
Proceeds from shares issued	23,785	18,120
Dividends reinvested	31,611	21,952
Cost of shares redeemed	(180)	(132,089)

Total Class C Shares	55,216	(92,017)

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

98

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2040 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$16,936,532	$11,399,428
Dividends reinvested	3,708,659	1,974,129
Cost of shares redeemed	(3,986,770)	(6,233,414)

Total Class R Shares	16,658,421	7,140,143

Class R1 Shares (b)
Proceeds from shares issued	1,435,862	1,205,425
Dividends reinvested	600,834	324,180
Cost of shares redeemed	(10,857,879)	(1,851,907)

Total Class R1 Shares	(8,821,183)	(322,302)

Institutional Service Class Shares
Proceeds from shares issued	4,943,205	8,702,496
Dividends reinvested	1,865,020	921,267
Cost of shares redeemed	(2,709,768)	(2,510,374)

Total Institutional Service Class Shares	4,098,457	7,113,389

Institutional Class Shares
Proceeds from shares issued	10,002,394	7,058,762
Dividends reinvested	1,109,037	475,266
Cost of shares redeemed	(3,938,910)	(1,345,752)

Total Institutional Class Shares	7,172,521	6,188,276

Change in net assets from capital transactions	$17,670,854	$21,524,290

SHARE TRANSACTIONS:
Class A Shares
Issued	371,796	476,240
Reinvested	83,260	50,611
Redeemed	(593,238)	(365,994)

Total Class A Shares	(138,182)	160,857

Class C Shares
Issued	2,351	1,914
Reinvested	3,152	2,505
Redeemed	(17)	(14,437)

Total Class C Shares	5,486	(10,018)

Class R Shares (a)
Issued	1,655,697	1,209,020
Reinvested	370,414	225,248
Redeemed	(387,915)	(643,477)

Total Class R Shares	1,638,196	790,791

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

99

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2040 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	137,249	126,567
Reinvested	60,023	37,063
Redeemed	(1,066,181)	(194,557)

Total Class R1 Shares	(868,909)	(30,927)

Institutional Service Class Shares
Issued	479,159	909,847
Reinvested	184,896	103,530
Redeemed	(262,456)	(255,093)

Total Institutional Service Class Shares	401,599	758,284

Institutional Class Shares
Issued	959,823	716,493
Reinvested	109,669	53,060
Redeemed	(380,274)	(140,793)

Total Institutional Class Shares	689,218	628,760

Total change in shares	1,727,408	2,297,747

Amount designated as “–” is zero or has been rounded to zero.

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

100

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2040 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.50	0.10	0.41	0.51	(0.12)	(0.51)	(0.63)	$10.38	5.03%	$11,762,088	0.63%	1.91%	0.63%	4.91%
Year Ended October 31, 2013 (e)	$8.82	0.12	1.96	2.08	(0.14)	(0.26)	(0.40)	$10.50	24.40%	$13,346,054	0.63%	1.27%	0.63%	16.74%
Year Ended October 31, 2012 (e)	$8.42	0.08	0.67	0.75	(0.10)	(0.25)	(0.35)	$8.82	9.35%	$9,796,546	0.66%	0.97%	0.66%	18.76%
Year Ended October 31, 2011 (e)	$8.33	0.13	0.13	0.26	(0.14)	(0.03)	(0.17)	$8.42	3.06%	$7,503,499	0.83%	1.47%	0.83%	24.59%
Year Ended October 31, 2010 (e)	$7.30	0.07	1.14	1.21	(0.11)	(0.07)	(0.18)	$8.33	16.98%	$5,923,289	0.84%	0.91%	0.84%	10.38%
Year Ended October 31, 2009 (e)	$6.48	0.09	0.87	0.96	(0.12)	(0.02)	(0.14)	$7.30	15.25%	$2,018,572	0.83%	1.37%	0.83%	16.68%

Class C Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.48	0.07	0.41	0.48	(0.10)	(0.51)	(0.61)	$10.35	4.78%	$591,794	1.14%	1.32%	1.14%	4.91%
Year Ended October 31, 2013 (e)	$8.82	0.09	1.93	2.02	(0.10)	(0.26)	(0.36)	$10.48	23.65%	$541,780	1.13%	0.92%	1.13%	16.74%
Year Ended October 31, 2012 (e)	$8.41	0.04	0.67	0.71	(0.05)	(0.25)	(0.30)	$8.82	8.96%	$543,944	1.17%	0.51%	1.17%	18.76%
Year Ended October 31, 2011 (e)	$8.33	0.08	0.13	0.21	(0.10)	(0.03)	(0.13)	$8.41	2.48%	$477,951	1.33%	0.91%	1.33%	24.59%
Year Ended October 31, 2010 (e)	$7.31	0.07	1.10	1.17	(0.08)	(0.07)	(0.15)	$8.33	16.27%	$331,870	1.33%	0.88%	1.33%	10.38%
Year Ended October 31, 2009 (e)	$6.48	0.07	0.86	0.93	(0.08)	(0.02)	(0.10)	$7.31	14.81%	$192,720	1.33%	1.08%	1.33%	16.68%

Class R Shares (f)
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.46	0.08	0.41	0.49	(0.11)	(0.51)	(0.62)	$10.33	4.89%	$78,162,765	0.88%	1.51%	0.88%	4.91%
Year Ended October 31, 2013 (e)	$8.79	0.10	1.94	2.04	(0.11)	(0.26)	(0.37)	$10.46	24.07%	$61,997,351	0.88%	1.02%	0.88%	16.74%
Year Ended October 31, 2012 (e)	$8.39	0.06	0.67	0.73	(0.08)	(0.25)	(0.33)	$8.79	9.13%	$45,158,577	0.91%	0.72%	0.91%	18.76%
Year Ended October 31, 2011 (e)	$8.31	0.10	0.13	0.23	(0.12)	(0.03)	(0.15)	$8.39	2.71%	$33,748,270	1.08%	1.18%	1.08%	24.59%
Year Ended October 31, 2010 (e)	$7.28	0.07	1.12	1.19	(0.09)	(0.07)	(0.16)	$8.31	16.66%	$24,661,000	1.08%	0.95%	1.08%	10.38%
Year Ended October 31, 2009 (e)	$6.47	0.08	0.85	0.93	(0.10)	(0.02)	(0.12)	$7.28	14.89%	$14,091,812	1.08%	1.17%	1.08%	16.68%

Institutional Service Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.54	0.11	0.40	0.51	(0.13)	(0.51)	(0.64)	$10.41	5.08%	$33,469,702	0.38%	2.08%	0.38%	4.91%
Year Ended October 31, 2013 (e)	$8.85	0.14	1.97	2.11	(0.16)	(0.26)	(0.42)	$10.54	24.74%	$29,631,504	0.38%	1.46%	0.38%	16.74%
Year Ended October 31, 2012 (e)	$8.44	0.10	0.68	0.78	(0.12)	(0.25)	(0.37)	$8.85	9.72%	$18,183,863	0.41%	1.21%	0.41%	18.76%
Year Ended October 31, 2011 (e)	$8.36	0.14	0.13	0.27	(0.16)	(0.03)	(0.19)	$8.44	3.19%	$11,787,766	0.58%	1.61%	0.58%	24.59%
Year Ended October 31, 2010 (e)	$7.32	0.11	1.12	1.23	(0.12)	(0.07)	(0.19)	$8.36	17.14%	$6,918,721	0.59%	1.41%	0.59%	10.38%
Year Ended October 31, 2009 (e)	$6.49	0.11	0.87	0.98	(0.13)	(0.02)	(0.15)	$7.32	15.68%	$2,928,077	0.58%	1.61%	0.58%	16.68%

Institutional Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.56	0.12	0.42	0.54	(0.15)	(0.51)	(0.66)	$10.44	5.30%	$24,265,067	0.13%	2.26%	0.13%	4.91%
Year Ended October 31, 2013 (e)	$8.87	0.16	1.97	2.13	(0.18)	(0.26)	(0.44)	$10.56	24.98%	$17,265,774	0.13%	1.69%	0.13%	16.74%
Year Ended October 31, 2012 (e)	$8.46	0.12	0.68	0.80	(0.14)	(0.25)	(0.39)	$8.87	9.96%	$8,926,276	0.16%	1.45%	0.16%	18.76%
Year Ended October 31, 2011 (e)	$8.37	0.16	0.14	0.30	(0.18)	(0.03)	(0.21)	$8.46	3.54%	$6,597,063	0.33%	1.87%	0.33%	24.59%
Year Ended October 31, 2010 (e)	$7.32	0.14	1.11	1.25	(0.13)	(0.07)	(0.20)	$8.37	17.47%	$3,860,495	0.34%	1.79%	0.34%	10.38%
Year Ended October 31, 2009 (e)	$6.50	0.12	0.86	0.98	(0.14)	(0.02)	(0.16)	$7.32	15.74%	$2,510,153	0.33%	1.89%	0.33%	16.68%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

101

Fund Commentary	Nationwide Destination 2045 Fund

For the semiannual period ended April 30, 2014, the Nationwide Destination 2045 Fund (Class R) returned 5.16% versus 6.08% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2045 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2045 Funds (consisting of 159 funds as of April 30, 2014) was 5.01% for the same time period.

The Fund’s return for the six-month period covered in this report was driven primarily by positive absolute returns from the Fund’s equity investments in the U.S. and in foreign developed market countries, which together represented about 93% of the Fund’s allocations and contributed significantly to the Fund’s positive performance during the reporting period. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains generally exceeding those of stocks in international markets. Specifically, during the reporting period the S&P 500® Index (representing large-cap U.S. stocks) rose 8.36%, the S&P MidCap 400® Index (mid-cap U.S. stocks) increased 5.9%, and the Russell 2000® Index (small-cap U.S. stocks) gained 3.1%. During the reporting period, the U.S. Federal Reserve (Fed) began to reduce its monthly purchases of assets (known as quantitative easing, or QE) as a result of improving U.S. economic signals.

The equity markets within foreign developed market countries (as distinguished from emerging market countries) generally posted positive returns during the reporting period as well. The MSCI EAFE® Index (representing international developed market equities) posted a gain of 4.4% during the reporting period. Concerns about the Fed’s tapering (reduction of QE) and heightened risk in emerging markets posed slight headwinds to the performance of the international markets during the reporting period.

The Fund’s return also was supported by positive returns from the Fund’s investments in intermediate-term, investment-grade U.S. fixed-income bonds. The Barclays U.S. Aggregate Bond Index (representing a broad spectrum of such bonds) posted a return of 1.74% during the reporting period, aided by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.03% at the end of calendar 2013 to 2.65% at the end of April 2014. During the four-month period, the interest rate on the 10-year Treasury dropped as low as 2.58% at the beginning of February following the Fed’s announcement that it would reduce asset purchases (QE). The drop in rates during the latter part of the four-month period, combined with a flattening of the overall yield curve, resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade U.S. fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low during the six-month reporting period.

The return from the Fund’s investment in the underlying Nationwide S&P 500 Index Fund made this holding the largest contributor to the Fund’s return during the reporting period, as shown in the table below.

All of the Fund’s underlying funds posted absolute positive returns during the reporting period. The Fund’s investment in the underlying Nationwide Portfolio Completion Fund, however, which was relatively small, posted a 2.71% return and thus contributed the least to the Fund’s overall positive return during the reporting period. Relative underperformance versus the benchmark resulted from differences in asset allocation between the Fund’s underlying funds and the benchmark.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*, Nationwide Fund Advisors

*	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more aggressive investments to more conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its

102

Fund Commentary (con’t.)	Nationwide Destination 2045 Fund

target date. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2045 Fund

(April 30, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	30%	2.47%
Nationwide International Index Fund Institutional Class	27%	1.28%
Nationwide Mid Cap Market Index Fund Institutional Class	18%	1.04%
Nationwide Small Cap Index Fund Institutional Class	13%	0.40%
Nationwide Portfolio Completion Fund Institutional Class	12%	0.32%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2045 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

103

Fund Overview	Nationwide Destination 2045 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	All of the Nationwide Destination 2045 Fund’s underlying funds posted positive returns during the reporting period

•	The return from the Fund’s investment in the underlying Nationwide S&P 500 Index Fund made this holding the largest contributor to the Fund’s return during the reporting period

Asset Allocation†

Equity Funds	88.1%
Alternative Assets	12.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide S&P 500 Index Fund, Institutional Class	30.0%
Nationwide International Index Fund, Institutional Class	27.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	17.9%
Nationwide Small Cap Index Fund, Institutional Class	13.0%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund), Institutional Class	12.0%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Percentages indicated are based upon total investments as of April 30, 2014.

104

Fund Performance	Nationwide Destination 2045 Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	Inception
Class A	w/o SC1	5.18%	14.91%	16.20%	4.31%	[2]
	w/SC3	(0.91)%	8.33%	14.85%	3.39%	[2]
Class C	w/o SC1	5.05%	14.48%	15.62%	3.80%	[2]
	w/SC4	4.05%	13.48%	15.62%	3.80%	[2]
Class R5,6		5.16%	14.70%	15.92%	4.06%	[2]
Institutional Service Class[5]		5.38%	15.29%	16.51%	4.53%	[2]
Institutional Class[5]		5.48%	15.48%	16.77%	4.81%	[2]
Morningstar® Lifetime Moderate 2045 Index		6.08%	15.20%	16.93%	5.77%
CPI		1.51%	1.95%	2.14%	1.99%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio*
Class A	0.91%
Class C	1.42%
Class R	1.16%
Institutional Services Class	0.66%
Institutional Class	0.41%

*	Current effective prospectus dated March 1, 2014. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

105

Fund Performance (con’t.)	Nationwide Destination 2045 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2045 Fund from inception through 4/30/14 versus the Morningstar Lifetime Moderate 2045 Index and the Consumer Price Index (CPI) from 9/1/07 through 4/30/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

106

Shareholder Expense Example	Nationwide Destination 2045 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2045 Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14[a]	Expense Ratio During Period (%) 11/01/13 - 04/30/14[a]
Class A Shares	Actual	[b]	1,000.00	1,051.80	3.21	0.63
	Hypothetical	[b,c]	1,000.00	1,021.67	3.16	0.63
Class C Shares	Actual	[b]	1,000.00	1,050.50	5.80	1.14
	Hypothetical	[b,c]	1,000.00	1,019.14	5.71	1.14
Class R Shares[d]	Actual	[b]	1,000.00	1,051.60	4.48	0.88
	Hypothetical	[b,c]	1,000.00	1,020.43	4.41	0.88
Institutional Service Class Shares	Actual	[b]	1,000.00	1,053.80	1.94	0.38
	Hypothetical	[b,c]	1,000.00	1,022.91	1.91	0.38
Institutional Class Shares	Actual	[b]	1,000.00	1,054.80	0.66	0.13
	Hypothetical	[b,c]	1,000.00	1,024.15	0.65	0.13

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

d	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

107

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Destination 2045 Fund

Mutual Funds 100.1%

	Shares	Market Value

Alternative Assets 12.0%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund), Institutional Class (a)	1,054,926	$10,517,611

Total Alternative Assets (cost $10,146,535)		10,517,611

Equity Funds 88.1%
Nationwide International Index Fund, Institutional Class (a)	2,739,809	23,836,339
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	834,563	15,773,243
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,819,784	26,314,073
Nationwide Small Cap Index Fund, Institutional Class (a)	749,314	11,382,076

Total Equity Funds (cost $64,343,271)		77,305,731

Total Mutual Funds (cost $74,489,806)		87,823,342

Total Investments (cost $74,489,806) (b) — 100.1%		87,823,342

Liabilities in excess of other assets — (0.1)%		(45,491)

NET ASSETS — 100.0%		$87,777,851

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

108

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Destination 2045 Fund
Assets:
Investments in affiliates, at value (cost $74,489,806)	$87,823,342
Cash	578
Receivable for capital shares issued	106,449

Total Assets	87,930,369

Liabilities:
Payable for investments purchased	12,658
Payable for capital shares redeemed	93,791
Accrued expenses and other payables:
Investment advisory fees	9,282
Distribution fees	22,031
Administrative servicing fees	14,348
Trustee fees (Note 3)	348
Professional fees (Note 3)	60

Total Liabilities	152,518

Net Assets	$87,777,851

Represented by:
Capital	$70,967,830
Accumulated distributions in excess of net investment income	(202,813)
Accumulated net realized gains from affiliated investments	3,679,298
Net unrealized appreciation/(depreciation) from investments in affiliates	13,333,536

Net Assets	$87,777,851

109

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide Destination 2045 Fund
Net Assets:
Class A Shares	$7,462,485
Class C Shares	1,985,420
Class R Shares	46,786,465
Institutional Service Class Shares	13,764,583
Institutional Class Shares	17,778,898

Total	$87,777,851

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	711,141
Class C Shares	190,443
Class R Shares	4,487,532
Institutional Service Class Shares	1,314,020
Institutional Class Shares	1,687,776

Total	8,390,912

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.49
Class C Shares (b)	$10.43
Class R Shares	$10.43
Institutional Service Class Shares	$10.48
Institutional Class Shares	$10.53
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.13

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

110

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Destination 2045 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,012,458

Total Income	1,012,458

EXPENSES:
Investment advisory fees	53,017
Distribution fees Class A	11,648
Distribution fees Class C	9,271
Distribution fees Class R (a)	105,248
Distribution fees Class R1 (b)	6,530
Administrative servicing fees Class A	11,648
Administrative servicing fees Class C	52
Administrative servicing fees Class R (a)	52,624
Administrative servicing fees Class R1 (b)	2,511
Administrative servicing fees Institutional Service Class	15,599
Professional fees (Note 3)	333
Trustee fees (Note 3)	1,300

Total Expenses	269,781

NET INVESTMENT INCOME	742,677

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	2,889,106
Net realized gains from investment transactions with affiliates	1,379,604

Net realized gains from affiliated investments	4,268,710

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(837,786)

Net realized/unrealized gains from affiliated investments	3,430,924

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,173,601

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

111

Statements of Changes in Net Assets

	Nationwide Destination 2045 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net investment income	$742,677	$734,970
Net realized gains from affiliated investments	4,268,710	2,677,885
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(837,786)	10,486,832

Change in net assets resulting from operations	4,173,601	13,899,687

Distributions to Shareholders From:
Net investment income:
Class A	(112,122)	(110,404)
Class C	(17,449)	(13,772)
Class R (a)	(439,724)	(383,828)
Class R1 (b)	(38,075)	(20,032)
Institutional Service Class	(159,160)	(136,810)
Institutional Class	(178,960)	(130,909)
Net realized gains:
Class A	(317,284)	(169,214)
Class C	(56,688)	(30,084)
Class R (a)	(1,285,138)	(712,623)
Class R1 (b)	(112,265)	(42,441)
Institutional Service Class	(380,862)	(171,504)
Institutional Class	(367,000)	(136,480)

Change in net assets from shareholder distributions	(3,464,727)	(2,058,101)

Change in net assets from capital transactions	9,592,855	16,485,716

Change in net assets	10,301,729	28,327,302

Net Assets:
Beginning of period	77,476,122	49,148,820

End of period	$87,777,851	$77,476,122

Accumulated distributions in excess of net investment income at end of period	$(202,813)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,320,672	$3,463,270
Dividends reinvested	429,406	279,618
Cost of shares redeemed	(5,057,594)	(2,376,805)

Total Class A Shares	(2,307,516)	1,366,083

Class C Shares
Proceeds from shares issued	112,872	638,309
Dividends reinvested	74,137	43,856
Cost of shares redeemed	(107,456)	(186,221)

Total Class C Shares	79,553	495,944

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

112

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2045 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$8,038,042	$8,960,795
Dividends reinvested	1,724,862	1,096,451
Cost of shares redeemed	(3,786,343)	(3,933,790)

Total Class R Shares	5,976,561	6,123,456

Class R1 Shares (b)
Proceeds from shares issued	1,500,164	548,220
Dividends reinvested	150,340	62,473
Cost of shares redeemed	(3,891,562)	(430,441)

Total Class R1 Shares	(2,241,058)	180,252

Institutional Service Class Shares
Proceeds from shares issued	2,923,102	4,738,445
Dividends reinvested	540,022	308,314
Cost of shares redeemed	(1,526,955)	(1,567,930)

Total Institutional Service Class Shares	1,936,169	3,478,829

Institutional Class Shares
Proceeds from shares issued	7,834,170	5,377,565
Dividends reinvested	545,960	267,389
Cost of shares redeemed	(2,230,984)	(803,802)

Total Institutional Class Shares	6,149,146	4,841,152

Change in net assets from capital transactions	$9,592,855	$16,485,716

SHARE TRANSACTIONS:
Class A Shares
Issued	223,223	368,478
Reinvested	42,262	32,039
Redeemed	(480,192)	(249,378)

Total Class A Shares	(214,707)	151,139

Class C Shares
Issued	11,032	69,694
Reinvested	7,333	5,084
Redeemed	(10,403)	(19,809)

Total Class C Shares	7,962	54,969

Class R Shares (a)
Issued	779,210	961,902
Reinvested	170,729	126,842
Redeemed	(367,491)	(410,145)

Total Class R Shares	582,448	678,599

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

113

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2045 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	143,926	56,851
Reinvested	14,900	7,246
Redeemed	(379,425)	(44,227)

Total Class R1 Shares	(220,599)	19,870

Institutional Service Class Shares
Issued	282,218	498,725
Reinvested	53,200	35,164
Redeemed	(148,012)	(164,435)

Total Institutional Service Class Shares	187,406	369,454

Institutional Class Shares
Issued	744,702	559,027
Reinvested	53,414	30,182
Redeemed	(212,687)	(85,150)

Total Institutional Class Shares	585,429	504,059

Total change in shares	927,939	1,778,090

Amount designated as “–” is zero or has been rounded to zero.

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

114

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2045 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.41	0.10	0.43	0.53	(0.12)	(0.33)	(0.45)	$10.49	5.18%	$7,462,485	0.63%	1.96%	0.63%	6.74%
Year Ended October 31, 2013 (e)	$8.67	0.12	1.97	2.09	(0.14)	(0.21)	(0.35)	$10.41	24.90%	$9,638,145	0.63%	1.24%	0.63%	14.02%
Year Ended October 31, 2012 (e)	$8.35	0.08	0.65	0.73	(0.09)	(0.32)	(0.41)	$8.67	9.29%	$6,718,030	0.66%	0.95%	0.66%	20.41%
Year Ended October 31, 2011 (e)	$8.31	0.12	0.15	0.27	(0.14)	(0.09)	(0.23)	$8.35	3.13%	$4,825,583	0.83%	1.39%	0.83%	29.14%
Year Ended October 31, 2010 (e)	$7.26	0.07	1.16	1.23	(0.11)	(0.07)	(0.18)	$8.31	17.27%	$3,401,758	0.83%	0.84%	0.83%	14.72%
Year Ended October 31, 2009 (e)	$6.48	0.09	0.87	0.96	(0.12)	(0.06)	(0.18)	$7.26	15.22%	$910,313	0.83%	1.46%	0.83%	18.95%

Class C Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.35	0.07	0.44	0.51	(0.10)	(0.33)	(0.43)	$10.43	5.05%	$1,985,420	1.14%	1.32%	1.14%	6.74%
Year Ended October 31, 2013 (e)	$8.63	0.07	1.96	2.03	(0.10)	(0.21)	(0.31)	$10.35	24.26%	$1,889,419	1.13%	0.70%	1.13%	14.02%
Year Ended October 31, 2012 (e)	$8.32	0.02	0.67	0.69	(0.06)	(0.32)	(0.38)	$8.63	8.78%	$1,100,900	1.14%	0.26%	1.14%	20.41%
Year Ended October 31, 2011 (e)	$8.29	0.06	0.16	0.22	(0.10)	(0.09)	(0.19)	$8.32	2.56%	$207,219	1.33%	0.69%	1.33%	29.14%
Year Ended October 31, 2010 (e)	$7.25	0.06	1.13	1.19	(0.08)	(0.07)	(0.15)	$8.29	16.56%	$117,043	1.33%	0.74%	1.33%	14.72%
Year Ended October 31, 2009 (e)	$6.47	0.04	0.89	0.93	(0.09)	(0.06)	(0.15)	$7.25	14.89%	$61,835	1.33%	0.63%	1.33%	18.95%

Class R Shares (f)
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.35	0.08	0.44	0.52	(0.11)	(0.33)	(0.44)	$10.43	5.16%	$46,786,465	0.88%	1.57%	0.88%	6.74%
Year Ended October 31, 2013 (e)	$8.63	0.09	1.95	2.04	(0.11)	(0.21)	(0.32)	$10.35	24.49%	$40,428,471	0.88%	1.00%	0.88%	14.02%
Year Ended October 31, 2012 (e)	$8.31	0.06	0.65	0.71	(0.07)	(0.32)	(0.39)	$8.63	9.08%	$27,832,812	0.91%	0.70%	0.91%	20.41%
Year Ended October 31, 2011 (e)	$8.28	0.10	0.14	0.24	(0.12)	(0.09)	(0.21)	$8.31	2.78%	$20,007,152	1.08%	1.12%	1.08%	29.14%
Year Ended October 31, 2010 (e)	$7.23	0.07	1.14	1.21	(0.09)	(0.07)	(0.16)	$8.28	16.94%	$13,059,574	1.09%	0.95%	1.09%	14.72%
Year Ended October 31, 2009 (e)	$6.46	0.07	0.87	0.94	(0.11)	(0.06)	(0.17)	$7.23	15.07%	$7,333,974	1.08%	1.14%	1.08%	18.95%

Institutional Service Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.40	0.11	0.44	0.55	(0.14)	(0.33)	(0.47)	$10.48	5.38%	$13,764,583	0.38%	2.08%	0.38%	6.74%
Year Ended October 31, 2013 (e)	$8.66	0.14	1.97	2.11	(0.16)	(0.21)	(0.37)	$10.40	25.25%	$11,714,723	0.38%	1.46%	0.38%	14.02%
Year Ended October 31, 2012 (e)	$8.34	0.10	0.65	0.75	(0.11)	(0.32)	(0.43)	$8.66	9.57%	$6,558,488	0.41%	1.20%	0.41%	20.41%
Year Ended October 31, 2011 (e)	$8.31	0.14	0.14	0.28	(0.16)	(0.09)	(0.25)	$8.34	3.27%	$3,909,223	0.57%	1.58%	0.57%	29.14%
Year Ended October 31, 2010 (e)	$7.24	0.11	1.15	1.26	(0.12)	(0.07)	(0.19)	$8.31	17.64%	$2,384,465	0.58%	1.45%	0.58%	14.72%
Year Ended October 31, 2009 (e)	$6.47	0.11	0.85	0.96	(0.13)	(0.06)	(0.19)	$7.24	15.53%	$851,684	0.58%	1.63%	0.58%	18.95%

Institutional Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$10.45	0.11	0.45	0.56	(0.15)	(0.33)	(0.48)	$10.53	5.48%	$17,778,898	0.13%	2.18%	0.13%	6.74%
Year Ended October 31, 2013 (e)	$8.70	0.16	1.98	2.14	(0.18)	(0.21)	(0.39)	$10.45	25.54%	$11,522,855	0.13%	1.64%	0.13%	14.02%
Year Ended October 31, 2012 (e)	$8.38	0.12	0.65	0.77	(0.13)	(0.32)	(0.45)	$8.70	9.78%	$5,207,797	0.16%	1.38%	0.16%	20.41%
Year Ended October 31, 2011 (e)	$8.34	0.18	0.13	0.31	(0.18)	(0.09)	(0.27)	$8.38	3.61%	$3,424,576	0.33%	2.07%	0.33%	29.14%
Year Ended October 31, 2010 (e)	$7.27	0.14	1.13	1.27	(0.13)	(0.07)	(0.20)	$8.34	17.77%	$2,636,642	0.34%	1.77%	0.34%	14.72%
Year Ended October 31, 2009 (e)	$6.48	0.13	0.87	1.00	(0.15)	(0.06)	(0.21)	$7.27	16.06%	$1,573,211	0.33%	1.98%	0.33%	18.95%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

115

Fund Commentary	Nationwide Destination 2050 Fund

For the semiannual period ended April 30, 2014, the Nationwide Destination 2050 Fund (Class R) returned 5.11% versus 5.99% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2050 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2050 Funds (consisting of 185 funds as of April 30, 2014) was 4.96% for the same time period.

The Fund’s return for the six-month period covered in this report was driven primarily by positive absolute returns from the Fund’s equity investments in the U.S. and in foreign developed market countries, which together represented about 93% of the Fund’s allocations and contributed significantly to the Fund’s positive performance during the reporting period. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains generally exceeding those of stocks in international markets. Specifically, during the reporting period the S&P 500® Index (representing large-cap U.S. stocks) rose 8.36%, the S&P MidCap 400® Index (mid-cap U.S. stocks) increased 5.9%, and the Russell 2000® Index (small-cap U.S. stocks) gained 3.1%. During the reporting period, the U.S. Federal Reserve (Fed) began to reduce its monthly purchases of assets (known as quantitative easing, or QE) as a result of improving U.S. economic signals.

The equity markets within foreign developed market countries (as distinguished from emerging market countries) generally posted positive returns during the reporting period as well. The MSCI EAFE® Index (representing international developed market equities) posted a gain of 4.4% during the reporting period. Concerns about the Fed’s tapering (reduction of QE) and heightened risk in emerging markets posed slight headwinds to the performance of the international markets during the reporting period.

The Fund’s return also was supported by positive returns from the Fund’s investments in intermediate-term, investment-grade U.S. fixed-income bonds. The Barclays U.S. Aggregate Bond Index (representing a broad spectrum of such bonds) posted a return of 1.74% during the reporting period, aided by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.03% at the end of calendar 2013 to 2.65% at the end of April 2014. During the four-month period from January 1, 2014, through April 30, 2014, the interest rate on the 10-year Treasury dropped as low as 2.58% at the beginning of February following the Fed’s announcement that it would reduce asset purchases (QE). The drop in rates during the latter part of the four-month period, combined with a flattening of the overall yield curve, resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade U.S. fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low during the six-month reporting period.

The return from the Fund’s investment in the underlying Nationwide S&P 500 Index Fund made this holding the largest contributor to the Fund’s return during the reporting period, as shown in the table below.

All of the Fund’s underlying funds posted positive returns during the reporting period. The Fund’s investment in the underlying Nationwide Portfolio Completion Fund, however, which was relatively small, posted a 2.71% return and thus contributed the least to the Fund’s overall positive return during the reporting period. Relative underperformance versus the benchmark resulted from differences in asset allocation between the Fund’s underlying funds and the benchmark.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*, Nationwide Fund Advisors

*	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more aggressive investments to more conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its

116

Fund Commentary (con’t.)	Nationwide Destination 2050 Fund

target date. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2050 Fund

(April 30, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	30%	2.47%
Nationwide International Index Fund Institutional Class	27%	1.28%
Nationwide Mid Cap Market Index Fund Institutional Class	18%	1.04%
Nationwide Small Cap Index Fund Institutional Class	13%	0.40%
Nationwide Portfolio Completion Fund Institutional Class	12%	0.32%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2050 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

117

Fund Overview	Nationwide Destination 2050 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	All of the Nationwide Destination 2050 Fund’s underlying funds posted positive returns during the reporting period

•	The return from the Fund’s investment in the underlying Nationwide S&P 500 Index Fund made this holding the largest contributor to the Fund’s return during the reporting period

Asset Allocation†

Equity Funds	88.1%
Alternative Assets	12.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide S&P 500 Index Fund, Institutional Class	30.1%
Nationwide International Index Fund, Institutional Class	27.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	17.9%
Nationwide Small Cap Index Fund, Institutional Class	12.9%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund), Institutional Class	12.0%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Percentages indicated are based upon total investments as of April 30, 2014.

118

Fund Performance	Nationwide Destination 2050 Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	Inception
Class A	w/o SC1	5.29%	14.93%	16.13%	33.31%	[2]
	w/SC3	(0.74)%	8.36%	14.78%	25.65%	[2]
Class C	w/o SC1	4.92%	14.19%	15.58%	28.14%	[2]
	w/SC4	3.97%	13.19%	15.58%	28.14%	[2]
Class R5,6		5.11%	14.54%	15.86%	30.53%	[2]
Institutional Service Class[5]		5.42%	15.10%	16.41%	34.87%	[2]
Institutional Class[5]		5.43%	15.35%	16.71%	37.10%	[2]
Morningstar® Lifetime Moderate 2050 Index		5.99%	15.03%	16.89%	5.72%
CPI		1.51%	1.95%	2.14%	1.99%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio*
Class A	0.91%
Class C	1.44%
Class R	1.16%
Institutional Services Class	0.66%
Institutional Class	0.41%

*	Current effective prospectus dated March 1, 2014. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

119

Fund Performance (con’t.)	Nationwide Destination 2050 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2050 Fund from inception through 4/30/14 versus the Morningstar Lifetime Moderate 2050 Index and the Consumer Price Index (CPI) from 9/1/07 through 4/30/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

120

Shareholder Expense Example	Nationwide Destination 2050 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2050 Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14[a]	Expense Ratio During Period (%) 11/01/13 - 04/30/14[a]
Class A Shares	Actual	[b]	1,000.00	1,052.90	3.21	0.63
	Hypothetical	[b,c]	1,000.00	1,021.67	3.16	0.63
Class C Shares	Actual	[b]	1,000.00	1,049.20	5.79	1.14
	Hypothetical	[b,c]	1,000.00	1,019.14	5.71	1.14
Class R Shares[d]	Actual	[b]	1,000.00	1,051.10	4.48	0.88
	Hypothetical	[b,c]	1,000.00	1,020.43	4.41	0.88
Institutional Service Class Shares	Actual	[b]	1,000.00	1,054.20	1.94	0.38
	Hypothetical	[b,c]	1,000.00	1,022.91	1.91	0.38
Institutional Class Shares	Actual	[b]	1,000.00	1,054.30	0.66	0.13
	Hypothetical	[b,c]	1,000.00	1,024.15	0.65	0.13

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

d	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

121

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Destination 2050 Fund

Mutual Funds 100.1%

	Shares	Market Value

Alternative Assets 12.0%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund), Institutional Class (a)	981,427	$9,784,827

Total Alternative Assets (cost $9,536,083)		9,784,827

Equity Funds 88.1%
Nationwide International Index Fund, Institutional Class (a)	2,534,143	22,047,042
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	772,359	14,597,582
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,692,996	24,480,715
Nationwide Small Cap Index Fund, Institutional Class (a)	691,598	10,505,376

Total Equity Funds (cost $60,576,559)		71,630,715

Total Mutual Funds (cost $70,112,642)		81,415,542

Total Investments (cost $70,112,642) (b) — 100.1%		81,415,542

Liabilities in excess of other assets — (0.1)%		(41,856)

NET ASSETS — 100.0%		$81,373,686

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

122

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Destination 2050 Fund
Assets:
Investments in affiliates, at value (cost $70,112,642)	$81,415,542
Cash	203
Receivable for investments sold	77,199
Receivable for capital shares issued	23,160

Total Assets	81,516,104

Liabilities:
Payable for capital shares redeemed	100,359
Accrued expenses and other payables:
Investment advisory fees	8,667
Distribution fees	18,931
Administrative servicing fees	14,156
Trustee fees (Note 3)	244
Professional fees (Note 3)	61

Total Liabilities	142,418

Net Assets	$81,373,686

Represented by:
Capital	$67,136,195
Accumulated distributions in excess of net investment income	(189,918)
Accumulated net realized gains from affiliated investments	3,124,509
Net unrealized appreciation/(depreciation) from investments in affiliates	11,302,900

Net Assets	$81,373,686

123

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide Destination 2050 Fund
Net Assets:
Class A Shares	$21,394,046
Class C Shares	95,428
Class R Shares	35,812,116
Institutional Service Class Shares	13,558,620
Institutional Class Shares	10,513,476

Total	$81,373,686

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,264,882
Class C Shares	10,205
Class R Shares	3,822,700
Institutional Service Class Shares	1,434,920
Institutional Class Shares	1,109,986

Total	8,642,693

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.45
Class C Shares (b)	$9.35
Class R Shares	$9.37
Institutional Service Class Shares	$9.45
Institutional Class Shares	$9.47
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.03

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

124

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Destination 2050 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$949,369

Total Income	949,369

EXPENSES:
Investment advisory fees	49,975
Distribution fees Class A	26,846
Distribution fees Class C	510
Distribution fees Class R (a)	79,671
Distribution fees Class R1(b)	3,652
Administrative servicing fees Class A	26,846
Administrative servicing fees Class C	6
Administrative servicing fees Class R (a)	39,835
Administrative servicing fees Class R1 (b)	1,405
Administrative servicing fees Institutional Service Class	15,840
Professional fees (Note 3)	315
Trustee fees (Note 3)	1,229

Total Expenses	246,130

NET INVESTMENT INCOME	703,239

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	2,711,276
Net realized gains from investment transactions with affiliates	794,431

Net realized gains from affiliated investments	3,505,707

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(261,836)

Net realized/unrealized gains from affiliated investments	3,243,871

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,947,110

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

125

Statements of Changes in Net Assets

	Nationwide Destination 2050 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net investment income	$703,239	$756,783
Net realized gains from affiliated investments	3,505,707	6,764,363
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(261,836)	6,286,730

Change in net assets resulting from operations	3,947,110	13,807,876

Distributions to Shareholders From:
Net investment income:
Class A	(252,178)	(264,881)
Class C	(1,035)	(1,617)
Class R (a)	(329,133)	(290,966)
Class R1 (b)	(18,060)	(15,836)
Institutional Service Class	(159,050)	(149,830)
Institutional Class	(133,701)	(93,191)
Net realized gains:
Class A	(1,746,788)	(794,249)
Class C	(8,404)	(6,748)
Class R (a)	(2,480,777)	(1,036,393)
Class R1 (b)	(145,753)	(65,265)
Institutional Service Class	(982,520)	(366,761)
Institutional Class	(739,515)	(184,891)

Change in net assets from shareholder distributions	(6,996,914)	(3,270,628)

Change in net assets from capital transactions	10,887,355	10,956,543

Change in net assets	7,837,551	21,493,791

Net Assets:
Beginning of period	73,536,135	52,042,344

End of period	$81,373,686	$73,536,135

Accumulated distributions in excess of net investment income at end of period	$(189,918)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,099,858	$18,650,042
Dividends reinvested	1,998,966	1,059,130
Cost of shares redeemed	(3,000,307)	(18,888,388)

Total Class A Shares	1,098,517	820,784

Class C Shares
Proceeds from shares issued	18,186	14,849
Dividends reinvested	9,439	8,365
Cost of shares redeemed	(13,080)	(97,000)

Total Class C Shares	14,545	(73,786)

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

126

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2050 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$6,217,608	$6,884,263
Dividends reinvested	2,809,910	1,327,359
Cost of shares redeemed	(1,955,294)	(4,317,276)

Total Class R Shares	7,072,224	3,894,346

Class R1 Shares (b)
Proceeds from shares issued	345,246	518,461
Dividends reinvested	163,813	81,101
Cost of shares redeemed	(2,063,654)	(580,481)

Total Class R1 Shares	(1,554,595)	19,081

Institutional Service Class Shares
Proceeds from shares issued	2,747,872	3,905,662
Dividends reinvested	1,141,570	516,591
Cost of shares redeemed	(1,748,013)	(1,900,412)

Total Institutional Service Class Shares	2,141,429	2,521,841

Institutional Class Shares
Proceeds from shares issued	3,212,974	4,956,051
Dividends reinvested	873,216	278,082
Cost of shares redeemed	(1,970,955)	(1,459,856)

Total Institutional Class Shares	2,115,235	3,774,277

Change in net assets from capital transactions	$10,887,355	$10,956,543

SHARE TRANSACTIONS:
Class A Shares
Issued	220,973	2,068,400
Reinvested	218,411	128,380
Redeemed	(317,294)	(2,095,801)

Total Class A Shares	122,090	100,979

Class C Shares
Issued	1,856	1,763
Reinvested	1,041	1,026
Redeemed	(1,403)	(11,439)

Total Class C Shares	1,494	(8,650)

Class R Shares (a)
Issued	666,298	779,156
Reinvested	309,418	162,360
Redeemed	(206,549)	(473,591)

Total Class R Shares	769,167	467,925

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

127

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2050 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	36,273	57,216
Reinvested	18,001	9,923
Redeemed	(222,432)	(63,908)

Total Class R1 Shares	(168,158)	3,231

Institutional Service Class Shares
Issued	292,726	433,866
Reinvested	124,697	62,373
Redeemed	(186,198)	(212,823)

Total Institutional Service Class Shares	231,225	283,416

Institutional Class Shares
Issued	338,398	535,475
Reinvested	95,148	33,315
Redeemed	(209,272)	(158,683)

Total Institutional Class Shares	224,274	410,107

Total change in shares	1,180,092	1,257,008

Amount designated as “–” is zero or has been rounded to zero.

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

128

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2050 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$9.88	0.09	0.41	0.50	(0.12)	(0.81)	(0.93)	$9.45	5.29%	$21,394,046	0.63%	1.87%	0.63%	4.84%
Year Ended October 31, 2013 (e)	$8.41	0.12	1.87	1.99	(0.13)	(0.39)	(0.52)	$9.88	24.87%	$21,173,452	0.63%	1.29%	0.63%	39.53%
Year Ended October 31, 2012 (e)	$8.25	0.07	0.62	0.69	(0.09)	(0.44)	(0.53)	$8.41	9.13%	$17,170,605	0.67%	0.92%	0.67%	22.16%
Year Ended October 31, 2011 (e)	$8.35	0.13	0.12	0.25	(0.14)	(0.21)	(0.35)	$8.25	2.87%	$15,061,292	0.83%	1.49%	0.83%	28.78%
Year Ended October 31, 2010 (e)	$7.26	0.10	1.14	1.24	(0.11)	(0.04)	(0.15)	$8.35	17.13%	$13,525,000	0.83%	1.27%	0.83%	16.40%
Year Ended October 31, 2009 (e)	$6.42	0.08	0.94	1.02	(0.14)	(0.04)	(0.18)	$7.26	16.63%	$10,334,866	0.83%	1.19%	0.83%	21.10%

Class C Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$9.80	0.06	0.40	0.46	(0.10)	(0.81)	(0.91)	$9.35	4.92%	$95,428	1.14%	1.39%	1.14%	4.84%
Year Ended October 31, 2013 (e)	$8.35	0.10	1.84	1.94	(0.10)	(0.39)	(0.49)	$9.80	24.34%	$85,351	1.14%	1.19%	1.14%	39.53%
Year Ended October 31, 2012 (e)	$8.20	0.04	0.60	0.64	(0.05)	(0.44)	(0.49)	$8.35	8.57%	$144,937	1.17%	0.46%	1.17%	22.16%
Year Ended October 31, 2011 (e)	$8.31	0.04	0.17	0.21	(0.11)	(0.21)	(0.32)	$8.20	2.40%	$119,107	1.32%	0.53%	1.32%	28.78%
Year Ended October 31, 2010 (e)	$7.25	0.06	1.12	1.18	(0.08)	(0.04)	(0.12)	$8.31	16.42%	$23,491	1.34%	0.78%	1.34%	16.40%
Year Ended October 31, 2009 (e)	$6.40	0.08	0.91	0.99	(0.10)	(0.04)	(0.14)	$7.25	15.91%	$9,006	1.33%	1.23%	1.33%	21.10%

Class R Shares (f)
Six Months Ended April 30, 2014 (e) (Unaudited)	$9.81	0.07	0.41	0.48	(0.11)	(0.81)	(0.92)	$9.37	5.11%	$35,812,116	0.88%	1.55%	0.88%	4.84%
Year Ended October 31, 2013 (e)	$8.35	0.09	1.87	1.96	(0.11)	(0.39)	(0.50)	$9.81	24.62%	$29,951,824	0.88%	0.99%	0.88%	39.53%
Year Ended October 31, 2012 (e)	$8.20	0.05	0.61	0.66	(0.07)	(0.44)	(0.51)	$8.35	8.80%	$21,595,396	0.91%	0.67%	0.91%	22.16%
Year Ended October 31, 2011 (e)	$8.30	0.09	0.14	0.23	(0.12)	(0.21)	(0.33)	$8.20	2.68%	$16,686,950	1.08%	1.11%	1.08%	28.78%
Year Ended October 31, 2010 (e)	$7.23	0.07	1.13	1.20	(0.09)	(0.04)	(0.13)	$8.30	16.75%	$10,938,108	1.09%	0.93%	1.09%	16.40%
Year Ended October 31, 2009 (e)	$6.39	0.08	0.92	1.00	(0.12)	(0.04)	(0.16)	$7.23	16.14%	$5,612,611	1.08%	1.29%	1.08%	21.10%

Institutional Service Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$9.88	0.10	0.41	0.51	(0.13)	(0.81)	(0.94)	$9.45	5.42%	$13,558,620	0.38%	2.05%	0.38%	4.84%
Year Ended October 31, 2013 (e)	$8.41	0.13	1.88	2.01	(0.15)	(0.39)	(0.54)	$9.88	25.18%	$11,898,250	0.38%	1.48%	0.38%	39.53%
Year Ended October 31, 2012 (e)	$8.25	0.09	0.62	0.71	(0.11)	(0.44)	(0.55)	$8.41	9.40%	$7,742,113	0.41%	1.14%	0.41%	22.16%
Year Ended October 31, 2011 (e)	$8.35	0.13	0.14	0.27	(0.16)	(0.21)	(0.37)	$8.25	3.13%	$5,663,266	0.58%	1.57%	0.58%	28.78%
Year Ended October 31, 2010 (e)	$7.26	0.11	1.14	1.25	(0.12)	(0.04)	(0.16)	$8.35	17.37%	$4,315,631	0.59%	1.40%	0.59%	16.40%
Year Ended October 31, 2009 (e)	$6.41	0.10	0.93	1.03	(0.14)	(0.04)	(0.18)	$7.26	16.73%	$2,313,686	0.58%	1.50%	0.58%	21.10%

Institutional Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$9.91	0.11	0.40	0.51	(0.14)	(0.81)	(0.95)	$9.47	5.43%	$10,513,476	0.13%	2.31%	0.13%	4.84%
Year Ended October 31, 2013 (e)	$8.43	0.15	1.89	2.04	(0.17)	(0.39)	(0.56)	$9.91	25.55%	$8,774,804	0.13%	1.67%	0.13%	39.53%
Year Ended October 31, 2012 (e)	$8.27	0.11	0.62	0.73	(0.13)	(0.44)	(0.57)	$8.43	9.64%	$4,009,305	0.16%	1.35%	0.16%	22.16%
Year Ended October 31, 2011 (e)	$8.37	0.15	0.14	0.29	(0.18)	(0.21)	(0.39)	$8.27	3.38%	$2,589,689	0.33%	1.76%	0.33%	28.78%
Year Ended October 31, 2010 (e)	$7.27	0.17	1.10	1.27	(0.13)	(0.04)	(0.17)	$8.37	17.69%	$1,271,126	0.33%	2.22%	0.33%	16.40%
Year Ended October 31, 2009 (e)	$6.42	0.14	0.91	1.05	(0.16)	(0.04)	(0.20)	$7.27	16.99%	$1,748,097	0.33%	2.15%	0.33%	21.10%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

129

Fund Commentary	Nationwide Destination 2055 Fund

For the semiannual period ended April 30, 2014, the Nationwide Destination 2055 Fund (Institutional Class) returned 5.50% versus 5.88% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2055 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2055+ Funds (consisting of 127 funds as of April 30, 2014) was 5.06% for the same time period.

The Fund’s return for the six-month period covered in this report was driven primarily by positive absolute returns from the Fund’s equity investments in the U.S. and in foreign developed market countries, which together represented about 93% of the Fund’s allocations and contributed significantly to the Fund’s positive performance during the reporting period. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains generally exceeding those of stocks in international markets. Specifically, during the reporting period the S&P 500® Index (representing large-cap U.S. stocks) rose 8.36%, the S&P MidCap 400® Index (mid-cap U.S. stocks) increased 5.9%, and the Russell 2000® Index (small-cap U.S. stocks) gained 3.1%. During the reporting period, the U.S. Federal Reserve (Fed) began to reduce its monthly purchases of assets (known as quantitative easing, or QE) as a result of improving U.S. economic signals.

The equity markets within foreign developed market countries (as distinguished from emerging market countries) generally posted positive returns during the reporting period as well. The MSCI EAFE® Index (representing international developed market equities) posted a gain of 4.4% during the reporting period. Concerns about the Fed’s tapering (reduction of QE) and heightened risk in emerging markets posed slight headwinds to the performance of the international markets during the reporting period.

The Fund’s return also was supported by positive returns from the Fund’s investments in intermediate-term, investment-grade U.S. fixed-income bonds. The Barclays U.S. Aggregate Bond Index (representing a broad spectrum of such bonds) posted a return of 1.74% during the reporting period, aided by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.03% at the end of calendar 2013 to 2.65% at the end of April 2014. During the four-month period from January 1, 2014, through April 30, 2014, the interest rate on the 10-year Treasury dropped as low as 2.58% at the beginning of February following the Fed’s announcement that it would reduce asset purchases (QE). The drop in rates in the latter part of the four-month period, combined with a flattening of the overall yield curve, resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade U.S. fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low during the six-month reporting period.

The return from the Fund’s investment in the underlying Nationwide S&P 500 Index Fund made this holding the largest contributor to the Fund’s return during the reporting period, as shown in the table below.

All of the Fund’s underlying funds posted positive returns during the reporting period. The Fund’s investment in the underlying Nationwide Portfolio Completion Fund, however, which was relatively small, posted a 2.71% return and thus contributed the least to the Fund’s overall positive return during the reporting period. Relative underperformance versus the benchmark resulted from differences in asset allocation between the Fund’s underlying funds and the benchmark.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*, Nationwide Fund Advisors

*	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of its underlying funds. The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more aggressive investments to more conservative investments based on its target date. An investment in the

130

Fund Commentary (con’t.)	Nationwide Destination 2055 Fund

Fund is not guaranteed at any time, including on or after its target date. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2055 Fund

(April 30, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	30%	2.47%
Nationwide International Index Fund Institutional Class	27%	1.28%
Nationwide Mid Cap Market Index Fund Institutional Class	18%	1.04%
Nationwide Small Cap Index Fund Institutional Class	13%	0.40%
Nationwide Portfolio Completion Fund Institutional Class	12%	0.32%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2055 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

131

Fund Overview	Nationwide Destination 2055 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	All of the Nationwide Destination 2055 Fund’s underlying funds posted positive returns during the reporting period

•	The return from the Fund’s investment in the underlying Nationwide S&P 500 Index Fund made this holding the largest contributor to the Fund’s return during the reporting period

Asset Allocation†

Equity Funds	88.0%
Alternative Assets	12.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	30.0%
Nationwide International Index Fund, Institutional Class	27.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	18.0%
Nationwide Small Cap Index Fund, Institutional Class	13.0%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund), Institutional Class	12.0%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2014.

132

Fund Performance	Nationwide Destination 2055 Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	Inception
Class A	w/o SC1	5.19%	14.85%	10.58%	[2]
	w/SC3	(0.89)%	8.26%	8.63%	[2]
Class C	w/o SC1	4.96%	14.30%	9.95%	[2]
	w/SC4	3.96%	13.30%	9.95%	[2]
Class R5,6		5.09%	14.62%	10.27%	[2]
Institutional Service Class[5]		5.39%	15.16%	10.9%	[2]
Institutional Class[5]		5.50%	15.43%	11.04%	[2]
Morningstar® Lifetime Moderate 2055 Index		5.88%	14.81%	5.65%
CPI		1.51%	1.95%	1.18%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of December 27, 2010.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio*
Class A	0.92%
Class C	1.45%
Class R	1.17%
Institutional Services Class	0.67%
Institutional Class	0.42%

*	Current effective prospectus dated March 1, 2014. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

133

Fund Performance (con’t.)	Nationwide Destination 2055 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2055 Fund from inception through 4/30/14 versus the Morningstar Lifetime Moderate 2055 Index and the Consumer Price Index (CPI) from 1/1/11 through 4/30/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

134

Shareholder Expense Example	Nationwide Destination 2055 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2055 Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14[a]	Expense Ratio During Period (%) 11/01/13 - 04/30/14[a]
Class A Shares	Actual	[b]	1,000.00	1,051.90	3.21	0.63
	Hypothetical[b,c]		1,000.00	1,021.67	3.16	0.63
Class C Shares	Actual	[b]	1,000.00	1,049.60	5.95	1.17
	Hypothetical[b,c]		1,000.00	1,018.99	5.86	1.17
Class R Shares[d]	Actual	[b]	1,000.00	1,050.90	4.47	0.88
	Hypothetical[b,c]		1,000.00	1,020.43	4.41	0.88
Institutional Service Class Shares	Actual	[b]	1,000.00	1,053.90	1.94	0.38
	Hypothetical[b,c]		1,000.00	1,022.91	1.91	0.38
Institutional Class Shares	Actual	[b]	1,000.00	1,055.00	0.66	0.13
	Hypothetical[b,c]		1,000.00	1,024.15	0.65	0.13

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

d	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

135

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Destination 2055 Fund

Mutual Funds 100.0%

	Shares	Market Value

Alternative Assets 12.0%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund), Institutional Class (a)	199,634	$1,990,354

Total Alternative Assets (cost $1,939,257)		1,990,354

Equity Funds 88.0%
Nationwide International Index Fund, Institutional Class (a)	515,906	4,488,384
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	158,007	2,986,338
Nationwide S&P 500 Index Fund, Institutional Class (a)	344,281	4,978,306
Nationwide Small Cap Index Fund, Institutional Class (a)	141,959	2,156,351

Total Equity Funds (cost $12,930,339)		14,609,379

Total Mutual Funds (cost $14,869,596)		16,599,733

Total Investments (cost $14,869,596) (b) — 100.0%		16,599,733

Liabilities in excess of other assets — 0.0%†		(7,862)

NET ASSETS — 100.0%		$16,591,871

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

136

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Destination 2055 Fund
Assets:
Investments in affiliates, at value (cost $14,869,596)	$16,599,733
Cash	4
Receivable for capital shares issued	19,394

Total Assets	16,619,131

Liabilities:
Payable for investments purchased	19,390
Payable for capital shares redeemed	3
Accrued expenses and other payables:
Investment advisory fees	1,734
Distribution fees	3,441
Administrative servicing fees	2,606
Trustee fees (Note 3)	81
Professional fees (Note 3)	5

Total Liabilities	27,260

Net Assets	$16,591,871

Represented by:
Capital	$14,330,512
Accumulated distributions in excess of net investment income	(33,380)
Accumulated net realized gains from affiliated investments	564,602
Net unrealized appreciation/(depreciation) from investments in affiliates	1,730,137

Net Assets	$16,591,871

137

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide Destination 2055 Fund
Net Assets:
Class A Shares	$1,345,157
Class C Shares	15,963
Class R Shares	7,777,525
Institutional Service Class Shares	3,409,922
Institutional Class Shares	4,043,304

Total	$16,591,871

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	102,967
Class C Shares	1,222
Class R Shares	596,539
Institutional Service Class Shares	260,376
Institutional Class Shares	308,605

Total	1,269,709

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$13.06
Class C Shares (b)	$13.06
Class R Shares	$13.04
Institutional Service Class Shares	$13.10
Institutional Class Shares	$13.10
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.86

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

138

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Destination 2055 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$165,548

Total Income	165,548

EXPENSES:
Investment advisory fees	8,985
Distribution fees Class A	1,189
Distribution fees Class C	96
Distribution fees Class R (a)	16,471
Distribution fees Class R1 (b)	697
Administrative servicing fees Class A	1,190
Administrative servicing fees Class C	4
Administrative servicing fees Class R (a)	8,235
Administrative servicing fees Class R1 (b)	268
Administrative servicing fees Institutional Service Class	3,397
Professional fees (Note 3)	46
Trustee fees (Note 3)	211

Total Expenses	40,789

NET INVESTMENT INCOME	124,759

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	463,333
Net realized gains from investment transactions with affiliates	121,098

Net realized gains from affiliated investments	584,431

Net change in unrealized appreciation/(depreciation) from investments in affiliates	4,052

Net realized/unrealized gains from affiliated investments	588,483

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$713,242

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

139

Statements of Changes in Net Assets

	Nationwide Destination 2055 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net investment income	$124,759	$88,672
Net realized gains from affiliated investments	584,431	155,997
Net change in unrealized appreciation/(depreciation) from investments in affiliates	4,052	1,519,744

Change in net assets resulting from operations	713,242	1,764,413

Distributions to Shareholders From:
Net investment income:
Class A	(9,778)	(6,489)
Class C	(199)	(126)
Class R (a)	(67,388)	(36,601)
Class R1 (b)	(3,811)	(1,513)
Institutional Service Class	(32,596)	(11,708)
Institutional Class	(44,367)	(39,028)
Net realized gains:
Class A	(9,496)	(1,787)
Class C	(241)	(51)
Class R (a)	(72,225)	(11,879)
Class R1 (b)	(4,189)	(608)
Institutional Service Class	(28,358)	(1,266)
Institutional Class	(35,207)	(8,305)

Change in net assets from shareholder distributions	(307,855)	(119,361)

Change in net assets from capital transactions	4,450,575	5,640,497

Change in net assets	4,855,962	7,285,549

Net Assets:
Beginning of period	11,735,909	4,450,360

End of period	$16,591,871	$11,735,909

Accumulated distributions in excess of net investment income at end of period	$(33,380)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$882,832	$745,635
Dividends reinvested	19,274	8,276
Cost of shares redeemed	(332,676)	(239,826)

Total Class A Shares	569,430	514,085

Class C Shares
Proceeds from shares issued	2,250	6,792
Dividends reinvested	440	177
Cost of shares redeemed	(7,894)	–

Total Class C Shares	(5,204)	6,969

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

140

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2055 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$2,227,795	$2,850,666
Dividends reinvested	139,613	48,480
Cost of shares redeemed	(537,072)	(199,615)

Total Class R Shares	1,830,336	2,699,531

Class R1 Shares (b)
Proceeds from shares issued	211,148	98,952
Dividends reinvested	8,000	2,121
Cost of shares redeemed	(440,744)	(56,846)

Total Class R1 Shares	(221,596)	44,227

Institutional Service Class Shares
Proceeds from shares issued	1,479,197	1,847,660
Dividends reinvested	60,954	12,974
Cost of shares redeemed	(298,881)	(279,259)

Total Institutional Service Class Shares	1,241,270	1,581,375

Institutional Class Shares
Proceeds from shares issued	1,093,370	865,473
Dividends reinvested	79,574	47,333
Cost of shares redeemed	(136,605)	(118,496)

Total Institutional Class Shares	1,036,339	794,310

Change in net assets from capital transactions	$4,450,575	$5,640,497

SHARE TRANSACTIONS:
Class A Shares
Issued	68,448	66,689
Reinvested	1,522	767
Redeemed	(25,623)	(21,421)

Total Class A Shares	44,347	46,035

Class C Shares
Issued	170	586
Reinvested	35	17
Redeemed	(599)	–

Total Class C Shares	(394)	603

Class R Shares (a)
Issued	173,499	249,160
Reinvested	11,046	4,532
Redeemed	(41,763)	(16,846)

Total Class R Shares	142,782	236,846

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

141

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2055 Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	16,492	8,425
Reinvested	632	200
Redeemed	(34,190)	(5,085)

Total Class R1 Shares	(17,066)	3,540

Institutional Service Class Shares
Issued	114,870	162,962
Reinvested	4,796	1,152
Redeemed	(23,204)	(24,267)

Total Institutional Service Class Shares	96,462	139,847

Institutional Class Shares
Issued	84,621	74,125
Reinvested	6,256	4,329
Redeemed	(10,576)	(10,248)

Total Institutional Class Shares	80,301	68,206

Total change in shares	346,432	495,077

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

142

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2055 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$12.71	0.10	0.55	0.65	(0.15)	(0.15)	(0.30)	$13.06	5.19%		$1,345,157	0.63%	1.58%		0.63%	3.69%
Year Ended October 31, 2013 (e)	$10.40	0.16	2.37	2.53	(0.17)	(0.05)	(0.22)	$12.71	24.74%		$744,954	0.63%	1.37%		0.63%	9.99%
Year Ended October 31, 2012 (e)	$9.70	0.10	0.78	0.88	(0.12)	(0.06)	(0.18)	$10.40	9.20%		$130,837	0.57%	0.95%		0.57%	21.51%
Period Ended October 31, 2011 (e)(f)	$10.00	0.06	(0.29)	(0.23)	(0.07)	–	(0.07)	$9.70	(2.36%	)	$21,750	0.63%	0.68%		0.63%	30.50%

Class C Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$12.71	0.09	0.53	0.62	(0.12)	(0.15)	(0.27)	$13.06	4.96%		$15,963	1.17%	1.43%		1.17%	3.69%
Year Ended October 31, 2013 (e)	$10.40	0.07	2.41	2.48	(0.12)	(0.05)	(0.17)	$12.71	24.17%		$20,535	1.13%	0.64%		1.13%	9.99%
Year Ended October 31, 2012 (e)	$9.69	0.04	0.78	0.82	(0.05)	(0.06)	(0.11)	$10.40	8.55%		$10,530	1.17%	0.41%		1.17%	21.51%
Period Ended October 31, 2011 (e)(f)	$10.00	–	(0.30)	(0.30)	(0.01)	–	(0.01)	$9.69	(2.97%	)	$9,703	1.33%	(0.03%	)	1.33%	30.50%

Class R Shares (g)
Six Months Ended April 30, 2014 (e) (Unaudited)	$12.69	0.10	0.54	0.64	(0.14)	(0.15)	(0.29)	$13.04	5.09%		$7,777,525	0.88%	1.53%		0.88%	3.69%
Year Ended October 31, 2013 (e)	$10.38	0.09	2.41	2.50	(0.14)	(0.05)	(0.19)	$12.69	24.47%		$5,756,542	0.88%	0.80%		0.88%	9.99%
Year Ended October 31, 2012 (e)	$9.68	0.05	0.79	0.84	(0.08)	(0.06)	(0.14)	$10.38	8.85%		$2,250,724	0.89%	0.52%		0.89%	21.51%
Period Ended October 31, 2011 (e)(f)	$10.00	0.02	(0.28)	(0.26)	(0.06)	–	(0.06)	$9.68	(2.64%	)	$388,081	0.99%	0.26%		0.99%	30.50%

Institutional Service Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$12.74	0.12	0.56	0.68	(0.17)	(0.15)	(0.32)	$13.10	5.39%		$3,409,922	0.38%	1.95%		0.38%	3.69%
Year Ended October 31, 2013 (e)	$10.41	0.11	2.46	2.57	(0.19)	(0.05)	(0.24)	$12.74	25.15%		$2,087,961	0.38%	0.94%		0.38%	9.99%
Year Ended October 31, 2012 (e)	$9.70	0.10	0.81	0.91	(0.14)	(0.06)	(0.20)	$10.41	9.50%		$250,533	0.33%	1.02%		0.33%	21.51%
Period Ended October 31, 2011 (e)(f)	$10.00	0.06	(0.28)	(0.22)	(0.08)	–	(0.08)	$9.70	(2.18%	)	$17,879	0.33%	0.89%		0.33%	30.50%

Institutional Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$12.74	0.14	0.55	0.69	(0.18)	(0.15)	(0.33)	$13.10	5.50%		$4,043,304	0.13%	2.23%		0.13%	3.69%
Year Ended October 31, 2013 (e)	$10.41	0.20	2.40	2.60	(0.22)	(0.05)	(0.27)	$12.74	25.44%		$2,909,109	0.14%	1.69%		0.14%	9.99%
Year Ended October 31, 2012 (e)	$9.70	0.14	0.77	0.91	(0.14)	(0.06)	(0.20)	$10.41	9.60%		$1,667,231	0.16%	1.38%		0.16%	21.51%
Period Ended October 31, 2011 (e)(f)	$10.00	0.08	(0.30)	(0.22)	(0.08)	–	(0.08)	$9.70	(2.18%	)	$1,091,832	0.33%	0.97%		0.33%	30.50%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from December 28, 2010 (commencement of operations) through October 31, 2011. Total return is calculated based on inception date of December 27, 2010 through October 31, 2011.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

143

Fund Commentary	Nationwide Retirement Income Fund

For the semiannual period ended April 30, 2014, the Nationwide Retirement Income Fund (Institutional Service Class) returned 2.47% versus 3.24% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate Income Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Today Funds (consisting of 134 funds as of April 30, 2014) was 2.76% for the same time period.

The Fund’s return for the six-month period covered in this report was driven primarily by positive absolute returns from the Fund’s equity investments in the U.S. and in foreign developed market countries, which together represented about 30% of the Fund’s allocations and contributed significantly to the Fund’s positive performance during the reporting period. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains generally exceeding those of stocks in international markets. Specifically, during the reporting period the S&P 500® Index (representing large-cap U.S. stocks) rose 8.36%, the S&P MidCap 400® Index (mid-cap U.S. stocks) increased 5.9%, and the Russell 2000® Index (small-cap U.S. stocks) gained 3.1%. During the reporting period, the U.S. Federal Reserve (Fed) began to reduce its monthly purchases of assets (known as quantitative easing, or QE) as a result of improving U.S. economic signals.

The equity markets within foreign developed market countries (as distinguished from emerging market countries) generally posted positive returns during the reporting period as well. The MSCI EAFE® Index (representing international developed market equities) posted a gain of 4.4% during the reporting period. Concerns about the Fed’s tapering (reduction of QE) and heightened risk in emerging markets posed slight headwinds to the performance of the international markets during the reporting period.

The Fund’s return also was supported by positive returns from the Fund’s investments in intermediate-term, investment-grade U.S. fixed-income bonds. The Barclays U.S. Aggregate Bond Index (representing a broad spectrum of such bonds) posted a return of 1.74% during the reporting period, aided by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.03% at the end of calendar 2013 to 2.65% at the end of April 2014. During the four-month period from January 1, 2014, through April 30, 2014, the interest rate on the 10-year Treasury dropped as low as 2.58% at the beginning of February following the Fed’s announcement that it would reduce asset purchases (QE). The drop in rates during the latter part of the four-month period, combined with a flattening of the overall yield curve, resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade U.S. fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low during the six-month reporting period.

The return from the Fund’s investment in the underlying Nationwide S&P 500 Index Fund made this holding the largest contributor to the Fund’s return during the reporting period, as shown in the table below.

All of the Fund’s underlying funds posted absolute positive returns during the reporting period. The Fund’s investment in the underlying Nationwide Money Market Fund, however, which was relatively small, posted a 0.00% return and thus did not contribute to the Fund’s overall positive return during the reporting period. Relative underperformance versus the benchmark resulted from differences in asset allocation between the Fund’s underlying funds and the benchmark.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*, Nationwide Fund Advisors

*	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in each of the Nationwide Target Destination Funds are subject to the risks of its underlying funds. The year in each Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from a Fund or, in the case of the

144

Fund Commentary (con’t.)	Nationwide Retirement Income Fund

Nationwide Retirement Income Fund, has reached the approximate age of 85 years. Each Fund will gradually shift its investment allocations from more aggressive investments to more conservative investments based on its target date. Investments in the Nationwide Target Destination Funds are not guaranteed at any time, including on or after the target date. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Retirement Income Fund

(April 30, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide Bond Index Fund Institutional Class	27%	0.48%
Nationwide Inflation-Protected Securities Fund Institutional Class	13%	0.10%
Nationwide S&P 500 Index Fund Institutional Class	10%	0.82%
Nationwide Portfolio Completion Fund Institutional Class	10%	0.27%
iShares Intermediate Credit Bond ETF	9%	0.17%
Nationwide International Index Fund Institutional Class	8%	0.38%
iShares 1-3 Year Credit Bond ETF	8%	0.05%
Nationwide Mid Cap Market Index Fund Institutional Class	5%	0.29%
Nationwide Money Market Fund Institutional Class	5%	0.00%
Nationwide Small Cap Index Fund Institutional Class	3%	0.09%
iShares iBoxx $ High Yield Corporate Bond ETF	2%	0.08%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Retirement Income Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

145

Fund Overview	Nationwide Retirement Income Fund

Objective

The Fund seeks to provide current income consistent with capital preservation and, as a secondary investment objective, capital appreciation.

Highlights

•	All of the Nationwide Retirement Income Fund’s underlying funds posted positive returns during the reporting period

•	The return from the Fund’s investment in the underlying Nationwide S&P 500 Index Fund made this holding the largest contributor to the Fund’s return during the reporting period

Asset Allocation†

Fixed Income Funds	58.9%
Equity Funds	26.0%
Alternative Assets	10.0%
Money Market Fund	5.0%
Other assets in excess of liabilities	0.1%
100.0%

Top Holdings††

Nationwide Bond Index Fund, Institutional Class	27.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	13.0%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund), Institutional Class	10.0%
Nationwide S&P 500 Index Fund, Institutional Class	10.0%
iShares Intermediate Credit Bond ETF	9.0%
Nationwide International Index Fund, Institutional Class	8.0%
iShares 1-3 Year Credit Bond ETF	8.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	5.0%
Nationwide Money Market Fund, Institutional Class	5.0%
Nationwide Small Cap Index Fund, Institutional Class	3.0%
iShares iBoxx $ High Yield Corporate Bond ETF	2.0%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2014.

††	Percentages indicated are based upon total investments as of April 30, 2014.

146

Fund Performance	Nationwide Retirement Income Fund

Average Annual Total Return

(For periods ended April 30, 2014)

		Six Months*	1 Yr.	5 Yr.	Inception
Class A	w/o SC1	2.33%	1.50%	5.89%	2.90%	[2]
	w/SC3	(3.58)%	(4.32)%	4.64%	1.99%	[2]
Class C	w/o SC1	2.16%	1.01%	5.36%	2.38%	[2]
	w/SC4	1.16%	0.01%	5.36%	2.38%	[2]
Class R5,6		2.23%	1.19%	5.62%	2.66%	[2]
Institutional Service Class[5]		2.47%	1.77%	6.17%	3.16%	[2]
Institutional Class[5]		2.60%	2.00%	6.39%	3.40%	[2]
Morningstar® Lifetime Moderate Income Index		3.24%	5.14%	9.29%	5.57%
CPI		1.51%	1.95%	2.14%	1.99%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio*
Class A	0.91%
Class C	1.41%
Class R	1.16%
Institutional Service Class	0.66%
Institutional Class	0.41%

*	Current effective prospectus dated March 1, 2014. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

147

Fund Performance (con’t.)	Nationwide Retirement Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide Retirement Income Fund from inception through 4/30/14 versus the Morningstar Lifetime Moderate Income Index and the Consumer Price Index (CPI) from 9/1/07 through 4/30/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

148

Shareholder Expense Example	Nationwide Retirement Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2013) and continued to hold your shares at the end of the reporting period (April 30, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2013 through April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2013 through April 30, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Retirement Income Fund April 30, 2014			Beginning Account Value ($) 11/01/13	Ending Account Value ($) 04/30/14	Expenses Paid During Period ($) 11/01/13 - 04/30/14[a]	Expense Ratio During Period (%) 11/01/13 - 04/30/14[a]
Class A Shares	Actual	[b]	1,000.00	1,023.30	3.16	0.63
	Hypothetical[b,c]		1,000.00	1,021.67	3.16	0.63
Class C Shares	Actual	[b]	1,000.00	1,021.60	5.71	1.14
	Hypothetical[b,c]		1,000.00	1,019.14	5.71	1.14
Class R Sharesd	Actual	[b]	1,000.00	1,022.30	4.41	0.88
	Hypothetical[b,c]		1,000.00	1,020.43	4.41	0.88
Institutional Service Class Shares	Actual	[b]	1,000.00	1,024.70	1.91	0.38
	Hypothetical[b,c]		1,000.00	1,022.91	1.91	0.38
Institutional Class Shares	Actual	[b]	1,000.00	1,026.00	0.65	0.13
	Hypothetical[b,c]		1,000.00	1,024.15	0.65	0.13

a	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

b	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2013 through April 30, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

c	Represents the hypothetical 5% return before expenses.

d	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

149

Statement of Investments

April 30, 2014 (Unaudited)

Nationwide Retirement Income Fund

Mutual Funds 81.0%

	Shares	Market Value

Alternative Assets 10.0%
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund), Institutional Class (a)	275,290	$2,744,642

Total Alternative Assets (cost $2,706,231)		2,744,642

Equity Funds 26.0%
Nationwide International Index Fund, Institutional Class (a)	252,405	2,195,922
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	72,637	1,372,841
Nationwide S&P 500 Index Fund, Institutional Class (a)	189,809	2,744,642
Nationwide Small Cap Index Fund, Institutional Class (a)	54,254	824,117

Total Equity Funds (cost $6,547,182)		7,137,522

Fixed Income Funds 40.0%
Nationwide Bond Index Fund, Institutional Class (a)	664,037	7,423,939
Nationwide Inflation-Protected Securities Fund, Institutional Class* (a)	375,155	3,567,723

Total Fixed Income Funds (cost $11,046,792)		10,991,662

Money Market Fund 5.0%
Nationwide Money Market Fund, Institutional Class, 0.00%* (a)(b)	1,368,746	1,368,746

Total Money Market Fund (cost $1,368,746)		1,368,746

Total Mutual Funds (cost $21,668,951)		22,242,572

Exchange Traded Funds 18.9%

	Shares	Market Value

Fixed Income Funds 18.9%
iShares 1-3 Year Credit Bond ETF	20,788	$2,193,342
iShares iBoxx $ High Yield Corporate Bond ETF	5,777	545,002
iShares Intermediate Credit Bond ETF	22,567	2,472,892

Total Exchange Traded Funds (cost $5,159,200)		5,211,236

Total Investments (cost $26,828,151) (c) — 99.9%		27,453,808

Other assets in excess of liabilities — 0.1%		14,461

NET ASSETS — 100.0%		$27,468,269

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2014.

(c)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

150

Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Nationwide Retirement Income Fund
Assets:
Investments in affiliates, at value (cost $21,668,951)	$22,242,572
Investments in non-affiliates, at value (cost $5,159,200)	5,211,236

Total Investments, at value (total cost $26,828,151)	27,453,808

Cash	52,456
Receivable for investments sold	106,373
Receivable for capital shares issued	19,822

Total Assets	27,632,459

Liabilities:
Payable for investments purchased	19,143
Payable for capital shares redeemed	128,954
Accrued expenses and other payables:
Investment advisory fees	2,923
Distribution fees	4,747
Administrative servicing fees	8,293
Trustee fees (Note 3)	14
Professional fees (Note 3)	116

Total Liabilities	164,190

Net Assets	$27,468,269

Represented by:
Capital	$26,466,070
Accumulated undistributed net investment income	4,565
Accumulated net realized gains from affiliated and non-affiliated investments	371,977
Net unrealized appreciation/(depreciation) from investments in affiliates	573,621
Net unrealized appreciation/(depreciation) from investments in non-affiliates	52,036

Net Assets	$27,468,269

151

Statement of Assets and Liabilities (Continued)

April 30, 2014 (Unaudited)

Nationwide Retirement Income Fund
Net Assets:
Class A Shares	$2,618,972
Class C Shares	247,569
Class R Shares	9,743,357
Institutional Service Class Shares	10,818,107
Institutional Class Shares	4,040,264

Total	$27,468,269

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	265,478
Class C Shares	25,353
Class R Shares	994,158
Institutional Service Class Shares	1,096,512
Institutional Class Shares	409,335

Total	2,790,836

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.87
Class C Shares (b)	$9.77
Class R Shares	$9.80
Institutional Service Class Shares	$9.87
Institutional Class Shares	$9.87
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.47

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

152

Statement of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

Nationwide Retirement Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$229,750
Dividend income from non-affiliates	34,874

Total Income	264,624

EXPENSES:
Investment advisory fees	17,867
Distribution fees Class A	4,903
Distribution fees Class C	1,138
Distribution fees Class R (a)	22,264
Distribution fees Class R1 (b)	1,175
Administrative servicing fees Class A	4,903
Administrative servicing fees Class C	4
Administrative servicing fees Class R (a)	11,132
Administrative servicing fees Class R1 (b)	452
Administrative servicing fees Institutional Service Class	13,347
Professional fees (Note 3)	45
Trustee fees (Note 3)	456

Total Expenses	77,686

NET INVESTMENT INCOME	186,938

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	479,121
Net realized gains from investment transactions with affiliates	16,147
Net realized gains from investment transactions with non-affiliates	5,740

Net realized gains from affiliated and non-affiliated investments	501,008

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(81,194)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	41,240

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(39,954)

Net realized/unrealized gains from affiliated and non-affiliated investments	461,054

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$647,992

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

153

Statements of Changes in Net Assets

	Nationwide Retirement Income Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net investment income	$186,938	$179,193
Net realized gains from affiliated and non-affiliated investments	501,008	330,262
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(39,954)	251,584

Change in net assets resulting from operations	647,992	761,039

Distributions to Shareholders From:
Net investment income:
Class A	(31,932)	(23,164)
Class C	(1,203)	(838)
Class R (a)	(52,786)	(37,009)
Class R1 (b)	(3,028)	(2,096)
Institutional Service Class	(94,367)	(84,186)
Institutional Class	(30,694)	(24,203)
Net realized gains:
Class A	(29,857)	(33,706)
Class C	(1,479)	(1,604)
Class R (a)	(55,655)	(60,628)
Class R1 (b)	(3,790)	(3,948)
Institutional Service Class	(72,631)	(89,973)
Institutional Class	(19,189)	(17,345)

Change in net assets from shareholder distributions	(396,611)	(378,700)

Change in net assets from capital transactions	(210,011)	7,409

Change in net assets	41,370	389,748

Net Assets:
Beginning of period	27,426,899	27,037,151

End of period	$27,468,269	$27,426,899

Accumulated undistributed net investment income at end of period	$4,565	$31,637

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,890,282	$3,597,326
Dividends reinvested	60,852	55,952
Cost of shares redeemed	(3,164,022)	(4,365,831)

Total Class A Shares	(1,212,888)	(712,553)

Class C Shares
Proceeds from shares issued	23,285	30,281
Dividends reinvested	2,567	2,442
Cost of shares redeemed	(7,877)	(19,792)

Total Class C Shares	17,975	12,931

(a)	Effective February 21, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

154

Statements of Changes in Net Assets (Continued)

	Nationwide Retirement Income Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$2,012,837	$3,938,189
Dividends reinvested	108,441	97,637
Cost of shares redeemed	(1,067,202)	(3,380,972)

Total Class R Shares	1,054,076	654,854

Class R1 Shares (b)
Proceeds from shares issued	103,312	545,940
Dividends reinvested	6,818	6,044
Cost of shares redeemed	(661,893)	(526,177)

Total Class R1 Shares	(551,763)	25,807

Institutional Service Class Shares
Proceeds from shares issued	1,670,014	5,366,203
Dividends reinvested	166,998	174,159
Cost of shares redeemed	(2,162,777)	(6,391,816)

Total Institutional Service Class Shares	(325,765)	(851,454)

Institutional Class Shares
Proceeds from shares issued	2,382,104	2,224,946
Dividends reinvested	49,883	41,548
Cost of shares redeemed	(1,623,633)	(1,388,670)

Total Institutional Class Shares	808,354	877,824

Change in net assets from capital transactions	$(210,011)	$7,409

SHARE TRANSACTIONS:
Class A Shares
Issued	193,653	368,399
Reinvested	6,307	5,834
Redeemed	(323,603)	(450,401)

Total Class A Shares	(123,643)	(76,168)

Class C Shares
Issued	2,397	3,096
Reinvested	269	256
Redeemed	(817)	(2,062)

Total Class C Shares	1,849	1,290

Class R Shares (a)
Issued	207,849	409,199
Reinvested	11,308	10,235
Redeemed	(110,367)	(351,015)

Total Class R Shares	108,790	68,419

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

155

Statements of Changes in Net Assets (Continued)

	Nationwide Retirement Income Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	10,670	57,050
Reinvested	709	631
Redeemed	(68,182)	(54,742)

Total Class R1 Shares	(56,803)	2,939

Institutional Service Class Shares
Issued	171,218	553,386
Reinvested	17,292	18,168
Redeemed	(222,073)	(661,088)

Total Institutional Service Class Shares	(33,563)	(89,534)

Institutional Class Shares
Issued	244,274	230,101
Reinvested	5,160	4,329
Redeemed	(166,365)	(142,836)

Total Institutional Class Shares	83,069	91,594

Total change in shares	(20,301)	(1,460)

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

156

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Retirement Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Asset (c)	Portfolio Turnover (d)
Class A Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$9.78	0.07	0.15	0.22	(0.07)	(0.06)	(0.13)	$9.87	2.33%	$2,618,972	0.63%	1.40%	0.63%	30.87%
Year Ended October 31, 2013 (e)	$9.63	0.06	0.21	0.27	(0.05)	(0.07)	(0.12)	$9.78	2.86%	$3,805,115	0.63%	0.60%	0.63%	73.70%
Year Ended October 31, 2012 (e)	$9.74	0.04	0.30	0.34	(0.04)	(0.41)	(0.45)	$9.63	3.77%	$4,480,984	0.67%	0.45%	0.67%	93.99%
Year Ended October 31, 2011 (e)	$10.14	0.20	(0.11)	0.09	(0.19)	(0.30)	(0.49)	$9.74	0.94%	$4,176,502	0.83%	1.96%	0.83%	107.29%
Year Ended October 31, 2010 (e)	$9.44	0.15	0.71	0.86	(0.16)	–	(0.16)	$10.14	9.19%	$4,264,462	0.84%	1.50%	0.84%	40.31%
Year Ended October 31, 2009 (e)	$8.56	0.19	0.94	1.13	(0.20)	(0.05)	(0.25)	$9.44	13.46%	$2,122,283	0.83%	2.15%	0.83%	43.52%

Class C Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$9.68	0.04	0.16	0.20	(0.05)	(0.06)	(0.11)	$9.77	2.16%	$247,569	1.14%	0.78%	1.14%	30.87%
Year Ended October 31, 2013 (e)	$9.57	0.01	0.21	0.22	(0.04)	(0.07)	(0.11)	$9.68	2.33%	$227,583	1.13%	0.07%	1.13%	73.70%
Year Ended October 31, 2012 (e)	$9.70	–	0.30	0.30	(0.02)	(0.41)	(0.43)	$9.57	3.30%	$212,629	1.16%	(0.03)%	1.16%	93.99%
Year Ended October 31, 2011 (e)	$10.12	0.08	(0.04)	0.04	(0.16)	(0.30)	(0.46)	$9.70	0.40%	$163,559	1.33%	0.83%	1.33%	107.29%
Year Ended October 31, 2010 (e)	$9.43	0.06	0.74	0.80	(0.11)	–	(0.11)	$10.12	8.69%	$55,901	1.35%	0.60%	1.35%	40.31%
Year Ended October 31, 2009 (e)	$8.55	0.15	0.94	1.09	(0.16)	(0.05)	(0.21)	$9.43	12.82%	$991	1.38%	1.69%	1.38%	43.52%

Class R Shares (f)
Six Months Ended April 30, 2014 (e) (Unaudited)	$9.71	0.05	0.16	0.21	(0.06)	(0.06)	(0.12)	$9.80	2.23%	$9,743,357	0.88%	1.01%	0.88%	30.87%
Year Ended October 31, 2013 (e)	$9.58	0.03	0.21	0.24	(0.04)	(0.07)	(0.11)	$9.71	2.60%	$8,600,119	0.88%	0.29%	0.88%	73.70%
Year Ended October 31, 2012 (e)	$9.69	0.02	0.31	0.33	(0.03)	(0.41)	(0.44)	$9.58	3.58%	$7,829,989	0.92%	0.19%	0.92%	93.99%
Year Ended October 31, 2011 (e)	$10.10	0.16	(0.10)	0.06	(0.17)	(0.30)	(0.47)	$9.69	0.61%	$6,810,440	1.08%	1.59%	1.08%	107.29%
Year Ended October 31, 2010 (e)	$9.41	0.13	0.70	0.83	(0.14)	–	(0.14)	$10.10	8.97%	$5,499,116	1.09%	1.34%	1.09%	40.31%
Year Ended October 31, 2009 (e)	$8.54	0.17	0.94	1.11	(0.19)	(0.05)	(0.24)	$9.41	13.08%	$3,136,767	1.08%	1.91%	1.08%	43.52%

Institutional Service Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$9.78	0.07	0.16	0.23	(0.08)	(0.06)	(0.14)	$9.87	2.47%	$10,818,107	0.38%	1.55%	0.38%	30.87%
Year Ended October 31, 2013 (e)	$9.62	0.08	0.22	0.30	(0.07)	(0.07)	(0.14)	$9.78	3.16%	$11,049,134	0.38%	0.81%	0.38%	73.70%
Year Ended October 31, 2012 (e)	$9.73	0.07	0.30	0.37	(0.07)	(0.41)	(0.48)	$9.62	4.02%	$11,735,739	0.42%	0.70%	0.42%	93.99%
Year Ended October 31, 2011 (e)	$10.13	0.20	(0.08)	0.12	(0.22)	(0.30)	(0.52)	$9.73	1.22%	$12,758,665	0.58%	2.01%	0.58%	107.29%
Year Ended October 31, 2010 (e)	$9.44	0.17	0.71	0.88	(0.19)	–	(0.19)	$10.13	9.49%	$7,897,217	0.59%	1.79%	0.59%	40.31%
Year Ended October 31, 2009 (e)	$8.56	0.22	0.93	1.15	(0.22)	(0.05)	(0.27)	$9.44	13.64%	$2,847,529	0.58%	2.45%	0.58%	43.52%

Institutional Class Shares
Six Months Ended April 30, 2014 (e) (Unaudited)	$9.78	0.08	0.17	0.25	(0.10)	(0.06)	(0.16)	$9.87	2.60%	$4,040,264	0.13%	1.68%	0.13%	30.87%
Year Ended October 31, 2013 (e)	$9.63	0.10	0.21	0.31	(0.09)	(0.07)	(0.16)	$9.78	3.33%	$3,191,610	0.13%	1.08%	0.13%	73.70%
Year Ended October 31, 2012 (e)	$9.73	0.09	0.31	0.40	(0.09)	(0.41)	(0.50)	$9.63	4.39%	$2,259,648	0.16%	0.95%	0.16%	93.99%
Year Ended October 31, 2011 (e)	$10.14	0.24	(0.11)	0.13	(0.24)	(0.30)	(0.54)	$9.73	1.35%	$1,456,143	0.33%	2.39%	0.33%	107.29%
Year Ended October 31, 2010 (e)	$9.44	0.22	0.69	0.91	(0.21)	–	(0.21)	$10.14	9.71%	$1,524,099	0.34%	2.28%	0.34%	40.31%
Year Ended October 31, 2009 (e)	$8.57	0.24	0.93	1.17	(0.25)	(0.05)	(0.30)	$9.44	13.92%	$2,974,982	0.33%	2.73%	0.33%	43.52%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

157

Notes to Financial Statements

April 30, 2014 (Unaudited)

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of April 30, 2014, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the eleven (11) series listed below (each, a “Fund”; collectively, the “Funds”).

- Nationwide Destination 2010 Fund (“Destination 2010”)

- Nationwide Destination 2015 Fund (“Destination 2015”)

- Nationwide Destination 2020 Fund (“Destination 2020”)

- Nationwide Destination 2025 Fund (“Destination 2025”)

- Nationwide Destination 2030 Fund (“Destination 2030”)

- Nationwide Destination 2035 Fund (“Destination 2035”)

- Nationwide Destination 2040 Fund (“Destination 2040”)

- Nationwide Destination 2045 Fund (“Destination 2045”)

- Nationwide Destination 2050 Fund (“Destination 2050”)

- Nationwide Destination 2055 Fund (“Destination 2055”)

- Nationwide Retirement Income Fund (“Retirement Income”)

Each of the Funds is constructed as a “fund of funds,” which means that each of the Funds pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust, and in unaffiliated mutual funds (including exchange-traded funds) (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

Each of the Funds is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Funds, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

158

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of registered open-end Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At April 30, 2014, 100% of the market value of the Funds’ investments was determined based on Level 1 inputs.

During the six months ended April 30, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

159

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities held by the Nationwide Money Market Fund are valued at amortized cost, which approximates market value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. The Nationwide Money Market Fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as dividend income on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds.

(d)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the

160

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last four tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Funds engage in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Each Fund pays NFA a unified management fee of 0.13% per annum of the Fund’s average daily net assets. Out of the unified management fee, NFA pays substantially all of the expenses of managing and operating each Fund except for Rule 12b-1 fees, administrative services fees, the cost of investment securities or other investment assets, taxes, interest charges, brokerage commissions, short-sale dividend expenses, the cost of share certificates representing shares of the Trust, compensation and expenses of the non-interested Trustees and counsel to the non-interested Trustees, and expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of a Fund’s business. For the six months ended April 30, 2014, the Funds effective unified management fee rate was 0.13%

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Pursuant to the unified advisory fee terms of the Investment Advisory Agreement, NFA pays fund administration and transfer agency fees. Therefore, during the six months ended April 30, 2014, the Funds did not pay any fund administration and transfer agency fees.

161

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate of 0.25% of Class A shares, 1.00% of Class C shares, and 0.50% of Class R shares of each Fund. Institutional Class and Institutional Service Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. Class A sales charges ranged from 0.00% to 5.75% based on the amount purchased. During the six months ended April 30, 2014, the Funds imposed front-end sales charges of $73,380.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. These fees may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A CDSCs were 1.00% based on the original purchase price or the current market value of the shares being redeemed. Class C CDSCs were 1.00% based on the original purchase price or the current market value of the shares being redeemed. During the six months ended April 30, 2014, the Funds imposed CDSCs of $447.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R, and Institutional Service Class shares of each Fund. Effective March 1, 2014, Class C shares began charging administrative servicing fees. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class C shares of the Funds.

During the six months ended April 30, 2014, NFS earned the following amounts in administrative services fees from each Fund:

Fund	Amount
Destination 2010	$30,878
Destination 2015	169,617
Destination 2020	260,280
Destination 2025	266,229
Destination 2030	285,198
Destination 2035	183,663
Destination 2040	147,529
Destination 2045	82,434
Destination 2050	83,932
Destination 2055	13,094
Retirement Income	29,838

162

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

During the six months ended April 30, 2014, the effective rate for administrative services fees that NFS earned was as follows:

Fund	Class A	Class C	Class R	Institutional Service Class
Destination 2010	0.25%	0.02%	0.25%	—%
Destination 2015	0.25	0.01	0.25	0.25
Destination 2020	0.25	0.01	0.25	0.25
Destination 2025	0.25	0.01	0.25	0.25
Destination 2030	0.25	0.01	0.25	0.25
Destination 2035	0.25	0.01	0.25	0.25
Destination 2040	0.25	0.01	0.25	0.25
Destination 2045	0.25	0.01	0.25	0.25
Destination 2050	0.25	0.01	0.25	0.25
Destination 2055	0.25	0.04	0.25	0.25
Retirement Income	0.25	0.01	0.25	0.25

Amounts designated as “—” are zero or have been rounded to zero.

As of April 30, 2014, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Destination 2010	0.78%
Destination 2015	24.08
Destination 2020	29.96
Destination 2025	26.29
Destination 2030	22.47
Destination 2035	25.52
Destination 2040	20.18
Destination 2045	15.23
Destination 2050	13.37
Destination 2055	19.15
Retirement Income	32.95

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how a Fund’s assets are allocated among the Underlying Funds.

163

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

4.  Investments in Affiliated Issuers

Each of the Funds invests in Institutional Class shares of affiliated Underlying Funds. The Funds’ transactions in the shares of the affiliated Underlying Funds during the six months ended April 30, 2014 were as follows:

Destination 2010

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at April 30, 2014
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)	$3,239,706	$178,186	$469,176	$36,050	$13,556	$—	$2,991,766
Nationwide International Index Fund	4,526,920	384,279	856,057	74,717	235,955	—	4,188,472
Nationwide Mid Cap Market Index Fund	2,599,732	243,270	473,582	18,384	131,333	104,523	2,393,413
Nationwide S&P 500 Index Fund	4,858,911	629,921	981,086	62,286	224,571	336,685	4,487,648
Nationwide Small Cap Index Fund	1,288,007	171,196	225,011	11,672	66,137	70,046	1,196,706
Nationwide Bond Index Fund	12,043,578	953,422	4,987,345	115,657	(324,098)	199,962	7,794,672
Nationwide Inflation-Protected Securities Fund	2,921,512	130,564	378,246	—	(26,052)	—	2,692,589

Destination 2015

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at April 30, 2014
Nationwide Alternatives Allocation Fund (formerly, Nationwide Alternatives Allocation Fund)	$18,972,731	$938,754	$1,282,650	$217,209	$(29,754)	$—	$18,928,467
Nationwide International Index Fund	26,777,420	2,891,023	3,570,276	458,785	852,977	—	26,960,026
Nationwide Mid Cap Market Index Fund	14,295,204	1,300,287	1,664,982	105,112	271,731	592,466	14,062,382
Nationwide S&P 500 Index Fund	28,500,448	3,310,986	3,239,130	379,288	1,154,262	2,029,531	28,455,490
Nationwide Small Cap Index Fund	7,851,734	1,144,526	1,045,945	74,266	253,991	443,041	7,706,703
Nationwide Bond Index Fund	49,186,807	3,551,063	17,232,555	495,650	(1,125,015)	841,572	34,634,748
Nationwide Inflation-Protected Securities Fund	7,897,994	373,116	439,938	—	(28,533)	—	7,894,824

164

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

Destination 2020

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at April 30, 2014
Nationwide Alternatives Allocation Fund (formerly, Nationwide Alternatives Allocation Fund)	$38,652,887	$3,665,343	$2,005,542	$444,174	$(46,153)	$—	$40,982,017
Nationwide International Index Fund	45,789,280	5,069,569	3,652,553	791,506	509,519	—	48,725,472
Nationwide Mid Cap Market Index Fund	26,586,268	2,777,245	1,390,792	197,619	203,434	1,105,700	28,215,860
Nationwide S&P 500 Index Fund	50,724,516	6,281,916	2,990,504	682,091	1,066,135	3,625,661	53,846,029
Nationwide Small Cap Index Fund	11,977,030	2,034,196	784,431	113,627	260,442	674,899	12,828,258
Nationwide Bond Index Fund	53,256,573	5,698,850	19,473,522	535,592	(1,285,052)	915,468	38,524,984
Nationwide Inflation-Protected Securities Fund	7,272,836	673,606	329,232	—	(21,120)	—	7,683,210

Destination 2025

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at April 30, 2014
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)	$48,758,162	$6,743,091	$3,492,924	$572,693	$(89,047)	$—	$52,878,631
Nationwide International Index Fund	51,124,817	6,606,617	3,616,351	901,956	757,687	—	55,833,824
Nationwide Mid Cap Market Index Fund	31,643,125	3,876,468	1,426,427	240,242	464,363	1,348,410	34,354,944
Nationwide S&P 500 Index Fund	58,495,858	8,178,582	2,948,753	803,043	1,041,072	4,280,899	63,472,125
Nationwide Small Cap Index Fund	16,855,201	3,453,742	1,236,067	163,569	382,389	973,255	18,477,498
Nationwide Bond Index Fund	29,345,290	3,214,146	10,850,352	295,994	(727,711)	514,680	21,167,255
Nationwide Inflation-Protected Securities Fund	4,858,279	634,084	264,829	—	(18,389)	—	5,274,712

165

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

Destination 2030

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at April 30, 2014
Nationwide Portfolio Completion Fund (formerly known as, Nationwide Alternatives Allocation Fund)	$51,064,292	$6,710,872	$3,123,424	$595,873	$(108,651)	$—	$55,569,745
Nationwide International Index Fund	58,513,632	6,887,505	2,964,974	1,029,113	867,673	—	64,366,508
Nationwide Mid Cap Market Index Fund	35,849,710	3,527,733	900,080	270,174	348,521	1,513,802	38,770,265
Nationwide S&P 500 Index Fund	69,044,260	9,163,518	2,865,973	941,785	1,316,067	5,003,882	75,075,526
Nationwide Small Cap Index Fund	22,818,666	3,906,286	1,056,215	219,695	353,250	1,306,640	24,865,670
Nationwide Bond Index Fund	12,753,205	1,213,597	5,359,002	121,360	(386,591)	225,618	8,352,681
Nationwide Inflation-Protected Securities Fund	5,025,224	666,360	193,432	—	(14,212)	—	5,547,928

Destination 2035

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at April 30, 2014
Nationwide Alternatives Allocation Fund (formerly, Nationwide Alternatives Allocation Fund)	$32,816,388	$5,509,625	$1,960,021	$387,316	$(63,314)	$—	$36,993,110
Nationwide International Index Fund	39,368,092	5,608,082	1,632,401	702,004	318,704	—	44,700,202
Nationwide Mid Cap Market Index Fund	24,621,290	3,183,470	458,097	189,209	192,552	1,055,294	27,567,394
Nationwide S&P 500 Index Fund	45,928,543	8,765,700	2,726,536	638,603	948,568	3,381,217	51,829,836
Nationwide Small Cap Index Fund	17,885,931	3,908,694	990,090	175,419	328,404	1,040,682	20,168,633
Nationwide Bond Index Fund	3,288,594	524,950	70,446	43,789	(4,556)	58,200	3,706,053

Destination 2040

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at April 30, 2014
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)	$21,125,576	$3,333,902	$1,161,988	$249,209	$(40,429)	$—	$23,692,218
Nationwide International Index Fund	33,000,155	5,199,264	2,068,252	586,023	458,324	—	37,252,344
Nationwide Mid Cap Market Index Fund	22,444,974	3,506,965	972,953	171,615	447,206	959,405	25,175,438
Nationwide S&P 500 Index Fund	36,958,349	6,084,910	1,400,522	510,727	534,355	2,712,196	41,490,859
Nationwide Small Cap Index Fund	15,760,164	3,803,014	1,250,059	152,876	447,586	907,989	17,759,337
Nationwide Bond Index Fund	2,655,149	355,815	22,258	35,002	(665)	47,111	2,957,846

166

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

Destination 2045

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at April 30, 2014
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)	$9,317,473	$1,889,841	$866,998	$110,100	$(30,675)	$—	$10,517,611
Nationwide International Index Fund	20,945,434	4,010,656	1,834,002	374,277	365,192	—	23,836,339
Nationwide Mid Cap Market Index Fund	13,968,658	2,513,690	825,024	107,288	296,712	598,265	15,773,243
Nationwide S&P 500 Index Fund	23,271,026	4,587,331	1,448,283	323,188	526,757	1,711,760	26,314,073
Nationwide Small Cap Index Fund	10,017,041	2,345,126	610,444	97,605	221,618	579,081	11,382,076

Destination 2050

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at April 30, 2014
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)	$8,846,646	$1,367,090	$594,318	$103,306	$(19,680)	$—	$9,784,827
Nationwide International Index Fund	19,834,457	2,658,083	1,110,777	350,178	200,283	—	22,047,042
Nationwide Mid Cap Market Index Fund	13,285,522	1,728,871	532,689	100,795	133,893	562,152	14,597,582
Nationwide S&P 500 Index Fund	22,114,585	3,469,657	1,023,988	303,300	372,942	1,604,799	24,480,715
Nationwide Small Cap Index Fund	9,494,317	1,862,638	517,147	91,790	106,993	544,325	10,505,376

Destination 2055

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at April 30, 2014
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)	$1,412,244	$617,834	$76,836	$17,632	$4,929	$—	$1,990,354
Nationwide International Index Fund	3,170,120	1,340,538	157,450	61,374	41,376	—	4,488,384
Nationwide Mid Cap Market Index Fund	2,114,697	924,111	73,084	17,563	17,857	95,793	2,986,338
Nationwide S&P 500 Index Fund	3,525,759	1,603,259	149,202	53,150	38,192	274,832	4,978,306
Nationwide Small Cap Index Fund	1,518,932	765,229	61,568	15,829	18,744	92,708	2,156,351

167

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

Retirement Income

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at April 30, 2014
Nationwide Alternatives Allocation Fund (formerly, Nationwide Alternatives Allocation Fund)	$2,742,536	$427,187	$467,661	$31,522	$(9,008)	$—	$2,744,642
Nationwide International Index Fund	2,194,140	491,411	560,880	37,409	81,800	—	2,195,922
Nationwide Mid Cap Market Index Fund	1,371,547	296,875	310,522	10,115	77,938	57,112	1,372,841
Nationwide S&P 500 Index Fund	2,742,536	671,978	662,072	36,568	150,999	196,202	2,744,642
Nationwide Small Cap Index Fund	818,124	221,607	191,261	7,688	14,535	45,915	824,117
Nationwide Bond Index Fund	10,443,152	1,875,127	4,705,893	106,448	(251,719)	179,892	7,423,939
Nationwide Inflation-Protected Securities Fund	3,565,129	664,031	688,217	—	(48,398)	—	3,567,723
Nationwide Money Market Fund	1,371,547	199,559	202,360	—	—	—	1,368,746

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, Wells Fargo Bank National Association, and U.S. Bank National Association, permitting the Trust to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 17, 2014. There were no borrowings under the line of credit during the six months ended April 30, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Funds’ custody accounts, which are used to offset custody fees of a Fund.

168

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

6.  Investment Transactions

For the six months ended April 30, 2014, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Destination 2010	$6,251,098	$8,785,641
Destination 2015	28,309,949	29,257,953
Destination 2020	44,996,241	31,343,398
Destination 2025	43,655,738	24,158,988
Destination 2030	37,722,639	16,630,960
Destination 2035	27,500,521	7,837,697
Destination 2040	22,283,870	6,877,087
Destination 2045	15,346,644	5,584,858
Destination 2050	11,086,339	3,778,919
Destination 2055	5,250,971	518,140
Retirement Income	8,586,160	8,570,909

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfunds. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s annual or semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

169

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

9.  Other

As of April 30, 2014, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Destination 2010	87.56%	1
Destination 2015	79.47	3
Destination 2020	84.27	3
Destination 2025	75.64	2
Destination 2030	83.58	3
Destination 2035	81.01	2
Destination 2040	83.78	2
Destination 2045	78.34	1
Destination 2050	81.63	2
Destination 2055	79.79	2
Retirement Income	81.83	3

10.  Federal Tax Information

As of April 30, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Destination 2010	$28,423,745	$1,623,139	$(128,148)	$1,494,991
Destination 2015	142,947,548	15,236,894	(563,254)	14,673,640
Destination 2020	227,984,511	29,436,590	(971,899)	28,464,691
Destination 2025	230,783,855	34,483,934	(600,172)	33,883,762
Destination 2030	235,819,551	42,716,206	(426,797)	42,289,409
Destination 2035	157,857,563	27,214,650	(106,985)	27,107,665
Destination 2040	125,763,390	22,667,843	(103,191)	22,564,652
Destination 2045	75,019,774	12,803,568	(—)	12,803,568
Destination 2050	70,502,740	10,912,802	(—)	10,912,802
Destination 2055	14,886,800	1,712,933	(—)	1,712,933
Retirement Income	27,063,054	531,329	(140,575)	390,754

Amounts designated as “—” are zero or have been rounded to zero.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

170

Supplemental Information

April 30, 2014

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreements”) with its Investment Adviser (the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund” and collectively the “Funds”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance and the services and support provided to the Fund and its shareholders.

In January 2014, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the January 2014 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Trustees also met in executive session with Independent Legal Counsel to consider the continuation of the Advisory Agreements outside the presence of management.

In preparation for the January 2014 meeting, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

•	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

•

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2013) compared with performance universes created by Lipper of similar or peer group funds and (b) expense rankings comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds;

•	Information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple periods ended August 31, 2013) compared with the Fund’s benchmark and Lipper categories;

•

Information regarding fee arrangements, including the structure of the advisory fees, the method of computing fees and the frequency of payment of fees; voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation; and information regarding payments to financial intermediaries; and

•	Information from the Adviser regarding economies of scale and breakpoints.

In considering this information, the Trustees took into account, among other things, management style and investment strategies. In evaluating the Advisory Agreements, the Trustees also reviewed information provided by the Adviser concerning the following:

•	The terms of the Advisory Agreements and a summary of the services performed by the Adviser;

•

The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment management, economic and financial analysis, and its asset allocation methodology;

171

Supplemental Information (Continued)

April 30, 2014

•

The Adviser’s personnel and methods, including the education, experience of key personnel, and the number of its advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s investment management process; the Adviser’s risk assessment and risk management capabilities; the Adviser’s valuation and valuation oversight capabilities; time and attention of the Adviser’s personnel devoted to the management of the Funds; and adequacy and sophistication of technology and systems with respect to investment and administrative matters;

•	Litigation pending, threatened or settled involving the Adviser, and any ongoing or completed audits, investigations or examinations by the Securities and Exchange Commission;

•	The financial condition and stability of the Adviser, including financial arrangements between the Adviser and the Adviser’s parent organization; and

•

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent.

At the January 2014 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel, and Independent Legal Counsel, among other things, the information described above, and information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, and portfolio turnover rates; and the effect of advisory and other fees on the Funds’ total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds. Management also reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the Fund and the bases for that recommendation. The Trustees considered information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

The Trustees considered that the Class R2 shares of most of the Funds (except for Nationwide Destination 2010 Fund, Nationwide Destination 2015 Fund, Nationwide Destination 2055 Fund, and Nationwide Retirement Income Fund) had achieved total return performance ranked within the top three quintiles of the funds in their respective performance universes for the three-year period ended August 31, 2013 (or for the two-year period in the case of Nationwide Destination 2055 Fund, which had less than three years of performance history). The Trustees noted management’s view that the remaining Funds’ relative underperformance was the result of product design, in that the Funds’ assets (like those of the other Target Destination Funds) are allocated among different asset classes in relatively stable percentages over time, and do not change their allocations as frequently as other comparable funds in response to short-term changes in market conditions and other factors. In particular, the Trustees took into account management’s statement that the performance of the Funds (other than the Retirement Income Fund) was adversely affected by allocation to emerging market stocks, commodities, and international developed market bonds, and that all of those Funds have substantial allocations to alternative asset classes, including among others commodities and global real estate, which experienced mixed results over the measurement period. The Trustees took into account management’s statement that the Funds’ bias in favor of higher quality bonds also affected relative performance adversely and considered management’s confidence in the asset allocations of the Funds to provide investment exposures and returns consistent with the Funds’ investment theses. As to the Retirement Income Fund, the Trustees considered management’s statement that the Fund’s conservative approach to income growth compared to its peers generally detracted from the Fund’s relative performance.

The Trustees noted that the total expense ratios (excluding 12b-1/non-12b-1 fees) for Class R2 shares of all of the Funds were ranked in the first quintile of the Funds’ expense groups. The Trustees further noted that , in management’s view, none of the Funds had a sufficiently large peer group to conduct a comparison of their actual advisory fees (due principally to the fact that many peers either waive substantial portions of their advisory fees or do not charge an advisory fee at all).

172

Supplemental Information (Continued)

April 30, 2014

At the March 2014 Board meeting, the Trustees received and considered information provided by the Adviser in follow-up from the January 2014 Board meeting. After extensive discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, the Trustees concluded the following:

•	The investment performance of each Fund was acceptable or better.

•	The nature, extent, and quality of the investment advisory services provided to each Fund by the Adviser were appropriate and consistent with the terms of the Advisory Agreements; and

•

The cost of services provided by NFA to each Fund appeared reasonable in relation to the services and benefits provided to each Fund and the level of profitability to NFA of its contractual arrangements with each Fund did not appear so high as to call into question the appropriateness of the fees paid to NFA by any Fund or otherwise to preclude the proposed continuation of the agreements for any of the Funds.

The Trustees determined that specific changes to the Funds’ investment advisory arrangements were not necessary at that time to increase the extent to which any economies of scale are shared between the Adviser and the Funds, but determined to continue to review ways, and the extent to which, economies of scale might be shared between the Adviser and shareholders of the Funds.

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

173

Management Information

April 30, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

174

Management Information (Continued)

April 30, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

175

Management Information (Continued)

April 30, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

176

Management Information (Continued)

April 30, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

177

Management Information (Continued)

April 30, 2014

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov

178

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM: An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) 1-Year Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of 12-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity.

BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of six-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the rebalancing date.

BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch (BofAML) U.S. High Yield Cash Pay Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade, fixed-rate, publicly issued, non-convertible, coupon-bearing corporate debt with a remaining maturity of at least one year. Each issue represented must have an outstanding par value of at least $50 million, must be less than BBB/Baa3-rated but not in default, and is restricted to a maximum of 2% of the total index.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

179

Market Index Definitions (con’t.)

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets.

MSCI World ex USA Index: An unmanaged index that measures the equity market performance of developed-market countries excluding the United States; covers approximately 85% of the free float-adjusted market capitalization in each country, capturing large-cap and mid-cap representation.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

180

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

181

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Investors should carefully consider a fund’s (and, if applicable, each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS).

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not an affiliate of any subadviser discussed in this material, except Nationwide Asset Management, LLC.

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

© 2014 Nationwide Funds Group. All rights reserved.

SAR-TD 6/14

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why the registrant has not done so.

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).

(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, the registrant must explain why the registrant does not have an audit committee financial expert.

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR § 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)	File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 CFR § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

(1)	Name of the issuer;

3

(2)	Exchange ticker symbol;

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested;

(6)	If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

(7)	Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested.

This Item 6(b) shall terminate one year after the date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Company.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in
Rule 10b-18(a)(3) under the Exchange Act (17 CFR § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.

4

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101), or this Item.

The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2005, and June 10, 2005, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees (the “NFGC”) and the Board of Trustees, however, on November 11, 2005, and January 12, 2006, respectively, approved amendments to this policy; these amendments to the policy, though, concerned the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.

{NOTE – THIS IS REQUIRED BEGINNING WITH THE FIRST REPORTING PERIOD ENDING AFTER JANUARY 1, 2004. For purposes of this Item, adoption of procedures by which shareholders may recommend nominees to the registrant’s board of directors, where the registrant’s most recent proxy disclosure (in response to the requirements of Item 7(d)(2)(ii)(G) of
Schedule 14A (17 CFR § 240.14a-101)), or this Item, indicated that the registrant did not have in place such procedures, will constitute a material change.}

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the
Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or
§ 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the
Act (17 CFR § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

5

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to ten (10) or more persons.

Not Applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by
Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE MUTUAL FUNDS

By (Signature and Title)	/s/ Joseph A. Finelli
Name: Joseph A. Finelli
Title: Principal Financial Officer
Date: June 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

NATIONWIDE MUTUAL FUNDS

By (Signature and Title)	/s/ Michael S. Spangler
Name: Michael S. Spangler
Title: Principal Executive Officer
Date: June 26, 2014

NATIONWIDE MUTUAL FUNDS

By (Signature and Title)	/s/ Joseph A. Finelli
Name: Joseph A. Finelli
Title: Principal Financial Officer
Date: June 26, 2014

*	Print the name and title of each signing officer under his or her signature.

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